UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04419

AEGON/TRANSAMERICA SERIES FUND, INC.
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida			33716
(Address of principal executive offices)			(Zip code)

John K. Carter, Esq. P.O. Box 5068, Clearwater, Florida 33758-5068
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2004 - December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1: Report(s) to Shareholders.  The Annual Report is attached.

Investment Options Annual Report Winter 2004

Western Reserve Life Assurance Co. of Ohio

Home Office: Columbus, Ohio
Administrative Office Address: P.O. Box 5068
Clearwater, Florida 33758-5068
Distributor: AFSG Securities Corporation

www.westernreserve.com

Customer Service: 1-800-851-9777

WRL Investment Options Annual Report

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on a semi-annual basis with the hope that they will foster greater understanding of the investment options' holdings, performance, financial data, accounting policies and other issues. Unlike our past reports, this streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Fellow Shareholder,

On behalf of AEGON/Transamerica Series Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial advisor in the future.

A financial professional can help you build a comprehensive picture of your current and future financial needs. In addition, financial advisors are familiar with the market's history, including long-term returns and volatility of various asset classes.

With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

The Securities and Exchange Commission requires that an annual report be sent to all shareholders. The following pages provide a comprehensive review of the investments of each of your funds. This report also provides a discussion of accounting policies in addition to matters presented to shareholders that may have required their vote.

Please contact your financial advisor if you have any questions about the contents of this report.

Sincerely,

Brian C. Scott
President
AEGON/Transamerica Series Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of AEGON/Transamerica Series Funds. These views are subject to change based upon market conditions. These views should not be relied on as investment advice and are not indicative of a trading intent on behalf of the AEGON/Transamerica Series Funds.

American Century Large Company Value

MARKET ENVIRONMENT

The stock market demonstrated resilience in 2004, overcoming numerous headwinds to post solid gains. As the year opened, economic expansion alongside record-low interest rates, tame inflation and flourishing profit growth encouraged investors. Their enthusiasm lifted the Dow Jones Industrial Average to its highest level in 22 months, the technology-heavy NASDAQ Composite Index to its highest point since July 2001 and the broader Standard and Poor's 500 Composite Stock Index ("S&P 500") to a 23-month high. However, challenges soon surfaced. Persistent labor-market weakness and rising interest rates generated speculation about the continued strength of corporate earnings, and numerous forecasts of more moderate profits in the months ahead only confirmed investors' concerns. Geopolitical turbulence also proved daunting. Oil prices soared to new highs, topping $55 a barrel amid continued conflict in Iraq and the threat of supply disruption. However, as the period drew to a close, oil prices came off their highs, consumer confidence and spending rose, and the presidential election passed without incident. All helped stocks rally back to reach their highest level in more than three years. In that environment, American Century Large Company Value outperformed its benchmark, an outcome made possible both by effective security selection and variations in allocation across sectors and at the stock level.

PERFORMANCE

For the year ended December 31, 2004, American Century Large Company Value, Initial Class returned 13.91%. By comparison its benchmark, the S&P 500 returned 10.87%.

STRATEGY REVIEW

Investments in the utilities sector made the greatest contribution to relative performance during the year. We were well represented in this advancing area, a distinct advantage at a time when this group finished among the market's leaders. Overweight exposure combined with effective security selection in the electric utilities industry, which represented the bulk of our exposure in this sector, led the way. Our strategy steered us to some of the market's most rewarding performers. One noteworthy name was eXcelon Corporation, which announced a sizable shareholder dividend increase. The security's significant price gains made it among the portfolio's top contributors.

Our stake in the consumer staples sector provided considerable lift versus the heavier-weighted benchmark, and stock picking, especially among beverage companies again proved pivotal. We sidestepped some downtrodden names, while emphasizing others that performed well. Better selection among food and staples retailers, where we had relatively larger positions in advancing names, also added value.

The portfolio's interest in the materials sector also bolstered results, and overweight exposure was especially beneficial as this group ranked among the market's leaders. Increased worldwide demand and rising commodity prices benefited companies in the metals and mining industry, which yielded a top-contributor in Nucor Corporation, a leading steel manufacturer. Greater exposure to this well-performing company helped us outdistance our benchmark.

The portfolio's underweight stake in industrials companies was the only area of weakness versus the benchmark at the sector level. Though security selection was positive overall, it was not enough to overcome the drain from under representation in the air freight and logistics and the industrial conglomerates industries.

Elsewhere in the portfolio, we suffered some individual setbacks in this otherwise positive environment. On the last day of the third quarter, Merck & Co., Inc. pulled its blockbuster arthritis remedy Vioxx off the market, citing potentially fatal side effects. Later, several companies in the financials sector, including Marsh & McLennan Companies, Inc., came under regulatory and legal scrutiny amid allegations of fraud. Both holdings, which ranked among the portfolio's top detractors, fell sharply, and our overweights in each slowed relative performance.

During the year, the management of the American Century Large Company Value portfolio shifted from the Income & Growth team located in Mountain View, California, to the Large Company Value team located in Kansas City, Missouri. Going forward, we will remain committed to our strategy of searching for large, fundamentally sound businesses that, for temporary reasons, are selling at a discount to what we believe is fair market value.

Mark Mallon, CFA

Charles A. Ritter, CFA

Brendon Healy

Co-Portfolio Managers
American Century Investment Management, Inc.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

American Century Large Company Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Initial Class	13.91%	3.17%	5/1/01
S&P 500[1]	10.87%	0.84%	5/1/01
Service Class	13.61%	23.00%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

American Century Large Company Value

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,098.80	0.96%	$5.06
Hypothetical (b)	1,000.00	1,020.31	0.96	4.88
Service Class
Actual	1,000.00	1,098.10	1.21	6.38
Hypothetical (b)	1,000.00	1,019.05	1.21	6.14

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

American Century Large Company Value

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.2%)
Aerospace (0.6%)
Boeing Co. (The)	22,500	$1,165
Amusement & Recreation Services (0.6%)
Harrah's Entertainment, Inc. (a)	17,700	1,184
Apparel Products (1.3%)
Liz Claiborne, Inc.	28,000	1,182
VF Corp.	21,300	1,180
Automotive (1.9%)
General Motors Corp. (a)	22,500	901
Lear Corp.	19,200	1,171
Toyota Motor Corp.,–ADR	19,000	1,556
Automotive Dealers & Service Stations (0.1%)
Advance Auto Parts, Inc	5,389	235
Beverages (1.9%)
Adolph Coors Co.–Class B (a)	12,700	961
Coca-Cola Co. (The)	38,000	1,582
Pepsi Bottling Group, Inc. (a)	40,100	1,084
Business Credit Institutions (3.7%)
Freddie Mac	94,600	6,972
Chemicals & Allied Products (1.2%)
PPG Industries, Inc.	31,700	2,161
Commercial Banks (17.6%)
Bank of America Corp.	131,200	6,165
Bank of New York Co., Inc. (The)	27,800	929
Citigroup, Inc.	181,300	8,735
JPMorgan Chase & Co.	85,812	3,348
KeyCorp (a)	33,100	1,122
National City Corp. (a)	44,500	1,671
PNC Financial Services Group, Inc.	35,100	2,016
US Bancorp	82,800	2,593
Wachovia Corp.	49,000	2,577
Wells Fargo & Co.	62,900	3,909
Computer & Data Processing Services (3.5%)
Computer Sciences Corp. (b)	31,100	1,753
Electronic Data Systems Corp.	28,500	658
Fiserv, Inc. (b)	30,200	1,214
Microsoft Corp.	106,900	2,855
Computer & Office Equipment (2.8%)
Hewlett-Packard Co.	174,100	3,651
International Business Machines Corp.	16,800	1,656
Department Stores (1.2%)
May Department Stores Co. (The) (a)	74,000	2,176

	Shares	Value
Drug Stores & Proprietary Stores (0.6%)
CVS Corp.	26,800	$1,208
Electric Services (1.1%)
PPL Corp.	38,400	2,046
Electric, Gas & Sanitary Services (2.1%)
Exelon Corp. (a)	62,500	2,754
NiSource, Inc.	48,900	1,114
Electronic & Other Electric Equipment (1.7%)
General Electric Co.	58,000	2,117
Whirlpool Corp. (a)	14,800	1,024
Electronic Components & Accessories (1.5%)
Intel Corp.	45,400	1,062
Tyco International, Ltd.	50,800	1,816
Environmental Services (0.7%)
Waste Management, Inc.	42,500	1,273
Fabricated Metal Products (0.7%)
Parker Hannifin Corp.	18,500	1,401
Finance (2.3%)
SPDR Trust Series 1 (a)	36,400	4,401
Food & Kindred Products (3.8%)
Altria Group, Inc.	45,500	2,780
HJ Heinz Co.	39,600	1,544
Sara Lee Corp.	51,900	1,253
Unilever NV–NY Shares	23,300	1,554
Food Stores (0.8%)
Kroger Co. (b)	85,000	1,491
Health Services (0.6%)
HCA, Inc.	30,000	1,199
Industrial Machinery & Equipment (1.7%)
Dover Corp.	29,600	1,241
Ingersoll-Rand Co.–Class A	23,200	1,863
Instruments & Related Products (0.3%)
Snap-On, Inc.	16,700	574
Insurance (4.9%)
Allstate Corp. (The)	49,300	2,550
American International Group, Inc.	31,200	2,049
Cigna Corp.	16,800	1,370
Loews Corp.	30,000	2,109
MGIC Investment Corp. (a)	15,100	1,041
Insurance Agents, Brokers & Service (1.7%)
Hartford Financial Services Group, Inc. (a)	31,400	2,176
Marsh & McLennan Cos., Inc.	28,900	951

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

American Century Large Company Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Life Insurance (0.8%)
Torchmark Corp. (a)	25,100	$1,434
Lumber & Wood Products (1.3%)
Weyerhaeuser Co.	35,000	2,353
Medical Instruments & Supplies (0.9%)
Baxter International, Inc.	46,400	1,603
Motion Pictures (1.9%)
Blockbuster, Inc.–Class B	45,112	397
Time Warner, Inc. (b)	158,200	3,075
Petroleum Refining (10.0%)
ChevronTexaco Corp.	62,200	3,266
ConocoPhillips	31,500	2,735
Exxon Mobil Corp.	151,100	7,745
Royal Dutch Petroleum Co.–NY Shares	86,400	4,958
Pharmaceuticals (3.5%)
Abbott Laboratories	48,200	2,249
Bristol-Myers Squibb Co.	65,900	1,688
Johnson & Johnson	33,900	2,150
Merck & Co., Inc.	15,200	489
Primary Metal Industries (1.1%)
Alcoa, Inc.	46,100	1,449
Nucor Corp. (a)	11,700	612
Printing & Publishing (1.8%)
Donnelley (RR) & Sons Co.	36,000	1,271
Gannett Co., Inc.	25,900	2,116
Restaurants (1.4%)
McDonald's Corp.	84,500	2,709
Rubber & Misc. Plastic Products (1.3%)
Newell Rubbermaid, Inc. (a)	56,600	1,369
Reebok International, Ltd. (a)	24,000	1,056
Savings Institutions (1.3%)
Washington Mutual, Inc.	59,500	2,516
Security & Commodity Brokers (2.9%)
Merrill Lynch & Co., Inc.	45,100	2,696
Morgan Stanley	49,000	2,721
Telecommunications (5.6%)
ALLTEL Corp.	26,300	1,545
AT&T Corp.	36,900	703
BellSouth Corp.	65,900	1,831
SBC Communications, Inc.	95,100	2,451
Sprint Corp. (FON Group)	57,400	1,426
Verizon Communications, Inc.	29,300	1,187
Vodafone Group PLC,–ADR	47,600	1,303

	Shares	Value
Variety Stores (0.5%)
Dollar General Corp.	46,700	$970
Total Common Stocks (cost: $165,699)		178,396
	Principal	Value
SECURITY LENDING COLLATERAL (7.9%)
Debt (7.4%)
Bank Notes (0.6%)
Bank of America
2.27%, due 01/18/2005 (c)	$153	$153
2.26%, due 02/15/2005 (c)	153	153
2.27%, due 03/03/2005 (c)	179	179
2.30%, due 06/09/2005 (c)	77	77
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	230 153	230 153
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	77	77
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	77	77
Commercial Paper (1.5%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	192 153	192 153
Fairway Finance–144A 2.36%, due 01/25/2005	287	287
Greyhawk Funding–144A 2.35%, due 02/08/2005	115	115
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	267	267
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	483 498	483 498
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	382 267	382 267
Ranger Funding–144A 2.27%, due 01/14/2005	115	115
Euro Dollar Overnight (0.3%)
Harris Trust & Savings Bank 2.23%, due 01/03/2005	77	77
Royal Bank of Canada 2.25%, due 01/19/2005	387	387
Euro Dollar Terms (2.5%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	90 192	89 192

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

American Century Large Company Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Bank of Nova Scotia
2.33%, due 01/13/2005	$448	$448
2.33%, due 01/24/2005	381	381
2.32%, due 02/08/2005	365	365
BNP Paribas 2.30%, due 01/03/2005 2.30%, due 02/01/2005	383 192	383 192
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	343 77	343 77
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	268 333	268 333
Den Danske Bank 2.26%, due 01/20/2005	192	192
Dexia Group 2.04%, due 01/21/2005	79	79
Fortis Bank 2.14%, due 01/12/2005	4	4
Lloyds TSB Bank 2.28%, due 02/02/2005	77	77
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	79 383	79 383
Svenska Handlesbanken 2.25%, due 01/10/2005	115	115
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	327 383	327 383

	Principal	Value
Repurchase Agreements (2.5%) (d)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $943 on 01/03/2005	$943	$943
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,531 on 01/03/2005	1,531	1,531
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $767 on 01/03/2005	766	766
The Goldman Sachs Group, Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,533 on 01/03/2005	1,533	1,533
	Shares	Value
Investment Companies (0.5%)
Money Market Funds (0.5%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	12,262	$12
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	199,255	199
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	450,016	450
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	325,920	326
Total Security Lending Collateral (cost: $14,792)		14,792
Total Investment Securities (cost: $180,491)		$193,188
SUMMARY:
Investments, at value	103.1%	193,188
Liabilities in excess of other assets	(3.1)%	(5,796)
Net assets	100.0%	$187,392

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $14,372.

(b)  No dividends were paid during the preceding twelve months.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $4,868, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $1,778 or .9% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

American Century Large Company Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $180,491) (including securities loaned of $14,372)	$193,188
Cash	8,647
Receivables:
Investment securities sold	503
Shares sold	178
Interest	11
Dividends	276
202,803
Liabilities:
Investment securities purchased	455
Accounts payable and accrued liabilities:
Shares redeemed	15
Management and advisory fees	136
Payable for collateral for securities on loan	14,792
Other	13
15,411
Net Assets	$187,392
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$169
Additional paid-in capital	166,330
Undistributed net investment income (loss)	1,287
Undistributed net realized gain (loss) from investment securities	6,909
Net unrealized appreciation (depreciation) on investment securities	12,697
Net Assets	$187,392
Net Assets by Class:
Initial Class	$185,445
Service Class	1,947
Shares Outstanding:
Initial Class	16,765
Service Class	176
Net Asset Value and Offering Price Per Share:
Initial Class	$11.06
Service Class	11.07

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$32
Dividends	2,012
Income from loaned securities–net	12
Less withholding taxes on foreign dividends	(9)
2,047
Expenses:
Management and advisory fees	691
Printing and shareholder reports	5
Custody fees	29
Administration fees	12
Legal fees	1
Audit fees	13
Directors fees	2
Service fees:
Service Class	2
Total expenses	755
Net Investment Income (Loss)	1,292
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	8,353
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	3,794
Net Gain (Loss) on Investments	12,147
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,439

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

American Century Large Company Value

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,292	$655
Net realized gain (loss) from investment securities	8,353	838
Net unrealized appreciation (depreciation) on investment securities	3,794	11,149
	13,439	12,642
Distributions to Shareholders:
From net investment income:
Initial Class	(623)	(146)
Service Class	(6)	–
	(629)	(146)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	125,897	17,204
Service Class	1,856	138
	127,753	17,342
Dividends and distributions reinvested:
Initial Class	623	146
Service Class	6	–
	629	146
Cost of shares redeemed:
Initial Class	(13,722)	(4,752)
Service Class	(205)	(3)
	(13,927)	(4,755)
	114,455	12,733
Net increase (decrease) in net assets	127,265	25,229
Net Assets:
Beginning of year	60,127	34,898
End of year	$187,392	$60,127
Undistributed Net Investment Income (Loss)	$1,287	$655

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	11,948	2,122
Service Class	180	15
	12,128	2,137
Shares issued–reinvested from distributions:
Initial Class	64	17
Service Class	1	–
	65	17
Shares redeemed:
Initial Class	(1,361)	(593)
Service Class	(20)	–
	(1,381)	(593)
Net increase (decrease) in shares outstanding:
Initial Class	10,651	1,546
Service Class	161	15
	10,812	1,561

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

American Century Large Company Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$9.81	$0.17	$1.18	$1.35	$(0.10)	$–	$(0.10)	$11.06
	12/31/2003	7.64	0.12	2.08	2.20	(0.03)	–	(0.03)	9.81
	12/31/2002	9.48	0.06	(1.90)	(1.84)	–	–	–	7.64
	12/31/2001	10.00	0.03	(0.55)	(0.52)	–	–	–	9.48
Service Class	12/31/2004	9.82	0.17	1.16	1.33	(0.08)	–	(0.08)	11.07
	12/31/2003	7.90	0.08	1.85	1.93	(0.01)	–	(0.01)	9.82

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	13.91%	$185,445	0.97%	0.97%	1.67%	86%
	12/31/2003	28.79	59,978	1.08	1.08	1.41	62
	12/31/2002	(19.38)	34,898	1.40	1.54	0.76	94
	12/31/2001	(5.20)	6,785	1.40	5.95	0.50	47
Service Class	12/31/2004	13.61	1,947	1.22	1.22	1.66	86
	12/31/2003	24.40	149	1.31	1.31	1.39	62

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 1, 2001

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. American Century Large Company Value ("the Fund"), part of ATSF, began operations on May 1, 2001.

On May 3, 2004, the Fund changed its name from American Century Income & Growth to American Century Large Company Value.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $5 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$24,049	13%
Asset Allocation–Moderate Portfolio	91,882	49%
Total	$115,931	62%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.90% of the first $100 million of ANA
0.85% of the next $150 million of ANA
0.80% of ANA over $250 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts available for recapture at December 31, 2004. There were no amounts recaptured for the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $8. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$173,137
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	66,864
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales and REITs.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	(31)
Accumulated net realized gain (loss) from investment securities	31

The capital loss carryforward utilized during the year ended December 31, 2004 was $771.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$146
Long-term Capital Gain	–
2004 Distributions paid from:
Ordinary Income	629
Long-term Capital Gain	–

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$5,059
Undistributed Long-term Capital Gains	$3,516
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$12,318

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$180,870
Unrealized Appreciation	$12,721
Unrealized (Depreciation)	(403)
Net Unrealized Appreciation (Depreciation)	$12,318

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.85% of the first $250 million
0.80% over $250 million up to $500 million
0.775% over $500 million up to $750 million
0.70% in excess of $750 million

Effective January 1, 2005, the Fund has implemented new expense caps under which the Fund's Operating Expenses, excluding 12b-1 fees, will not exceed 1.35% for the Initial Class and 1.60% for the Service Class of average daily net assets on an annual basis, respectively. To the extent that the Total Fund Operating Expenses would exceed the expense cap for one of the Fund in any month if the maximum Adviser Fee was paid, the Adviser Fee automatically reduces to ensure compliance with the applicable expense cap. If the automatic reduction of the Adviser Fee is not sufficient to maintain an expense cap, the Investment Adviser and/or its affiliates will remit to the appropriate Fund an amount that is sufficient to pay the excess amount and maintain the expense cap.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Large Company Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Century Large Company Value the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

AEGON Bond

MARKET ENVIRONMENT

Three key investment themes prevailed throughout the year: a flattening of the yield curve, as shorter-term rates increased and longer-term rates remained relatively stable; spread compression, as the differences in yield (spreads) between Treasury and non-Treasury sectors tightened; and the outperformance of lower-quality credit sectors.

As short-term interest rates slowly moved upward throughout the year, longer-term rates moved in a see-saw pattern from quarter to quarter. Although the year began with the economy growing at a healthy pace, driven primarily by consumer consumption and productivity growth, there were concerns that a slowdown was imminent. This caused interest rates to decline in the first quarter. But that sentiment was short lived, as employment and inflation figures showed unexpected increases during the second quarter. This led to significant upward movements in interest rates and a long-awaited change in the Federal Reserve Board's ("Fed") monetary policy.

In the third quarter, the economy remained on its growth track, and the Fed continued to raise the federal funds rate in a "measured" fashion. But, as oil prices began a rapid surge upward, inflation fears mounted, which led to renewed concerns of an economic slowdown and a decline in interest rates.

As we moved into the fourth quarter, an increase in business spending meant the still-growing U.S. economy was no longer supported solely by consumer consumption. Employment and inflation continued their modest moves upward. The Fed implemented two 25-basis-point rate hikes, and longer-term rate volatility subsided.

All of the spread sectors outperformed comparable duration Treasuries for both the quarter and the year. Corporate bonds were the best performers for the year, returning 163 basis points of excess return. Within the corporate sector, lower-rated securities fared the best in 2004, as investors sought yield. In the investment-grade universe, bonds in the BBB-rated segment were the top performers for the year. Mortgages and asset-backed securities ("ABS") also performed well with both returning 142 basis points of excess return for the year; although for ABS only 31 basis points occurred in the fourth quarter.

PERFORMANCE

For the year ended December 31, 2004, AEGON Bond, Initial Class returned 4.53%. By comparison its primary and secondary benchmarks, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Government/Credit Index returned 4.34% and 4.19%, respectively.

STRATEGY REVIEW

We continued to overweight mortgages and asset-backed securities during the year, which was a positive influence on performance in 2004. Security selection, particularly within the mortgage sector, was a strong driver of the portfolio's outperformance. We continued to favor collateralized mortgage obligations ("CMO"s) in the mortgage-backed sector.

We also continued to underweight corporate bonds, given our belief that the corporate sector was somewhat overvalued. Our approach was to add selectively to the portfolio's corporate allocation, purchasing higher-quality names that we believed provided acceptable risk/reward postures. Our high-quality bias continued to work against overall returns as investors continued to reach for yield. In particular, our underweight in BBB-rated bonds detracted from results.

The hallmark of our fixed income investment strategy is the selection of high-quality individual issues with an emphasis on identifying undervalued securities. Central to our philosophy is the construction of well-diversified portfolios within a highly disciplined investment process. AEGON Bond held 312 individual securities at year-end. Generally individual security concentrations are no more than 3% as measured by market value or less as dictated by individual portfolio guidelines. As a result of our highly diversified portfolio and disciplined investment process, any one holding should not have a significant effect on performance over a market cycle.

Consistent with our philosophy of de-emphasizing duration (sensitivity to interest rate changes), we kept the portfolio's duration within 10% of the benchmark's. At year-end, the portfolio's duration was 4.6 years, compared to 4.3 years for the benchmark. As such, the portfolio's duration strategy was neutral in terms of relative performance.

Investment Team
Banc One Investment Advisors Corporation

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

AEGON Bond

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	4.53%	7.51%	7.44%	7.17%	10/2/86
LBAB[1]	4.34%	7.71%	7.72%	7.87%	10/2/86
LBGC[1]	4.19%	8.00%	7.80%	7.86%	10/2/86
Service Class	4.31%	–	–	3.65%	5/1/03

NOTES

1  The Lehman Brothers Aggregate Bond (LBAB) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

AEGON Bond

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,040.30	0.57%	$2.92
Hypothetical (b)	1,000.00	1,022.27	0.57	2.90
Service Class
Actual	1,000.00	1,039.20	0.82	4.20
Hypothetical (b)	1,000.00	1,021.01	0.82	4.17

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Type
At December 31, 2004

This chart shows the percentage breakdown by Bond Type of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

AEGON Bond

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (15.4%)
U.S. Treasury Bond
11.75%, due 11/15/2014 (a)	$2,500	$3,394
7.25%, due 05/15/2016 (a)	2,000	2,504
7.50%, due 11/15/2016	2,750	3,514
7.25%, due 08/15/2022	300	387
6.25%, due 08/15/2023 (a)	5,000	5,854
7.63%, due 02/15/2025	1,125	1,524
6.50%, due 11/15/2026	1,500	1,822
U.S. Treasury STRIPS Zero Coupon, due 05/15/2008 Zero Coupon, due 02/15/2009 Zero Coupon, due 02/15/2010 Zero Coupon, due 02/15/2011 Zero Coupon, due 05/15/2012 Zero Coupon, due 08/15/2012 Zero Coupon, due 11/15/2012 Zero Coupon, due 02/15/2013 Zero Coupon, due 05/15/2013 Zero Coupon, due 11/15/2013 (a) Zero Coupon, due 02/15/2014 Zero Coupon, due 02/15/2016 Zero Coupon, due 05/15/2016 Zero Coupon, due 02/15/2017 Zero Coupon, due 02/15/2019 Zero Coupon, due 02/15/2022 Zero Coupon, due 02/15/2023	1,000 200 1,800 700 1,200 250 1,200 200 200 3,000 750 1,650 2,200 8,400 300 150 750	894 173 1,491 551 887 182 865 142 140 2,048 505 993 1,305 4,756 151 63 299
Total U.S. Government Obligations (cost: $31,644)		34,444
U.S GOVERNMENT AGENCY OBLIGATIONS (50.5%)
FHLMC 6.50%, due 05/01/2009 6.88%, due 09/15/2010 5.75%, due 01/15/2012 6.50%, due 04/01/2016 6.50%, due 12/01/2017 4.00%, due 05/01/2019	334 500 200 209 636 1,152	350 571 218 222 673 1,127
FHLMC–Series 2247 7.50%, due 08/15/2030	532	546
FHLMC–Series 1466 7.50%, due 02/15/2023	1,225	1,310
FHLMC–Series 1512 6.50%, due 02/15/2008	139	140
FHLMC–Series 1695 7.00%, due 03/15/2024	1,000	1,079
FHLMC–Series 1798 5.00%, due 05/15/2023	578	584

	Principal	Value
FHLMC–Series 1844 6.50%, due 10/15/2013	$121	$123
FHLMC–Series 2102 6.00%, due 12/15/2013 6.00%, due 12/15/2013	1,500 3,042	1,569 3,166
FHLMC–Series 2169 7.00%, due 06/15/2029	1,000	1,107
FHLMC–Series 2210 8.00%, due 01/15/2030	1,675	1,811
FHLMC–Series 2256 7.25%, due 09/15/2030	2,000	2,099
FHLMC–Series 2259 7.00%, due 10/15/2030	1,338	1,408
FHLMC–Series 2271 7.25%, due 12/15/2030	754	799
FHLMC–Series 2317 6.50%, due 04/15/2031	862	877
FHLMC–Series 2344 6.50%, due 08/15/2031	559	590
FHLMC–Series 2357 6.50%, due 12/15/2017	1,000	1,014
FHLMC–Series 2367 6.00%, due 01/15/2019	463	467
FHLMC–Series 2371 6.00%, due 08/15/2015	2,000	2,064
FHLMC–Series 2392 6.00%, due 12/15/2020	1,000	1,035
FHLMC–Series 2410 5.50%, due 02/15/2009	950	968
FHLMC–Series 2423 7.00%, due 03/15/2032	4,583	4,800
FHLMC–Series 2424 6.38%, due 03/15/2032	1,000	1,051
FHLMC–Series 2430B 6.50%, due 03/15/2032	729	773
FHLMC–Series 2434 7.00%, due 04/15/2032	1,000	1,065
FHLMC–Series 2435B 6.00%, due 02/15/2013	1,215	1,274
FHLMC–Series 2444 6.50%, due 02/15/2013	529	529
FHLMC–Series 2450 5.60%, due 03/15/2032 (b)(d) 7.00%, due 05/15/2032	696 1,328	69 1,403
FHLMC–Series 2460 6.00%, due 11/15/2029	581	606
FHLMC–Series 2462 6.50%, due 06/15/2032	600	634

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
FHLMC–Series 2474 5.30%, due 07/15/2017 (b)(d)	$2,376	$214
FHLMC–Series 2484 6.50%, due 07/15/2032	877	934
FHLMC–Series 2496 8.50%, due 11/15/2015	64	65
FHLMC–Series 2503 5.50%, due 11/15/2015	600	615
FHLMC–Series 2515 4.00%, due 03/15/2032	1,000	950
FHLMC–Series 2518 5.50%, due 09/15/2013	845	877
FHLMC–Series 2527 5.50%, due 10/15/2013 6.00%, due 11/15/2032	852 500	883 519
FHLMC–Series 2535 5.50%, due 12/15/2022	1,000	1,029
FHLMC–Series 2541 5.50%, due 02/15/2017	1,000	1,035
FHLMC–Series 2557 5.00%, due 07/15/2014	1,000	1,023
FHLMC–Series 2565 6.00%, due 05/15/2030	500	514
FHLMC–Series 2567 6.00%, due 02/15/2033	500	513
FHLMC–Series 2597 5.15%, due 02/15/2033 (b)(d)	1,754	148
FHLMC–Series 2599 4.60%, due 02/15/2033 (b)(d)	2,735	242
FHLMC–Series 2610 4.70%, due 03/15/2033 (b)(d)	2,818	260
FHLMC–Series 2668 5.06%, due 10/15/2015 (b)(d)	872	842
FHLMC–Series 2684 Zero Coupon, due 10/15/2033 (e)	250	137
FHLMC–Series 2691 5.40%, due 10/15/2033 (b)	226	169
FHLMC–Series 2705 5.40%, due 11/15/2033 (b)	130	101
FHLMC–Series 2727 5.47%, due 01/15/2034 (b)	700	468
FHLMC–Series 2753 7.20%, due 02/15/2034 (b)	150	128
FHLMC–Series 2755 9.40%, due 05/15/2030 (b)	449	450
FHLMC–Series 2769 Zero Coupon, due 03/15/2034	147	98

	Principal	Value
FHLMC–Series 2776 5.47%, due 04/15/2034 (b)	$230	$173
FHLMC–Series 2846 Zero Coupon, due 08/15/2034 (e)	250	185
FHLMC–Series 77 8.50%, due 09/15/2020	424	424
FHLMC–Series T-041 7.50%, due 07/25/2032	1,197	1,276
FHLMC–Series T-051 7.50%, due 08/25/2042 (b)	505	535
FHLMC–Series T-054 6.50%, due 02/25/2043 7.00%, due 02/25/2043	1,100 354	1,153 376
FNMA 7.50%, due 01/01/2008 6.50%, due 04/01/2008 6.50%, due 04/01/2009 8.00%, due 07/01/2009 5.50%, due 06/01/2012 5.00%, due 12/01/2016 5.50%, due 03/01/2017 6.50%, due 03/01/2017 5.50%, due 09/01/2017 4.00%, due 07/01/2018 4.50%, due 03/01/2019 9.00%, due 10/01/2019 9.00%, due 06/01/2025 6.00%, due 12/01/2032 6.00%, due 03/01/2033 6.00%, due 03/01/2033 6.00%, due 03/01/2033	303 314 274 402 337 347 912 298 693 255 932 368 285 696 304 239 363	314 326 289 427 349 353 942 316 715 249 930 409 318 721 314 248 376
FNMA–Series 1993-190 12.80%, due 10/25/2008 (b)	247	268
FNMA–Series 1994-G013 7.00%, due 06/17/2022	580	594
FNMA–Series 2001-44 7.00%, due 09/25/2031 7.00%, due 09/25/2031	670 983	702 1,030
FNMA–Series 2001-5 6.00%, due 03/25/2016	1,000	1,044
FNMA–Series 2001-61 7.00%, due 12/25/2016 7.00%, due 11/25/2031	1,220 624	1,304 667
FNMA–Series 2001-7 7.00%, due 03/25/2031	446	467
FNMA–Series 2002-1 6.50%, due 02/25/2022 17.30%, due 02/25/2032 (b)	994 168	1,039 198

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
FNMA–Series 2002-13 10.00%, due 03/25/2032 (b)	$110	$119
FNMA–Series 2002-18 5.50%, due 04/25/2017	1,000	1,048
FNMA–Series 2002-48B 6.50%, due 11/25/2032	1,000	1,066
FNMA–Series 2002-59B 6.50%, due 04/25/2032 6.50%, due 04/25/2032	2,092 1,500	2,115 1,548
FNMA–Series 2002-74 5.00%, due 11/25/2015	1,500	1,533
FNMA–Series 2002-77 10.05%, due 12/25/2032 (b)	250	261
FNMA–Series 2002-W5 6.00%, due 07/25/2029	666	668
FNMA–Series 2003-22 4.00%, due 04/25/2033	500	421
FNMA–Series 2003-39 5.50%, due 05/25/2023	500	514
FNMA–Series 2003-47 5.75%, due 06/25/2033	750	759
FNMA–Series 2003-64 8.05%, due 07/25/2033 (b)	291	236
FNMA–Series 2003-71 4.43%, due 08/25/2033 (b)	293	242
FNMA–Series 2003-91 8.47%, due 09/25/2033 (b)	195	189
FNMA–Series 2003-W1 6.50%, due 12/25/2042 7.50%, due 12/25/2042	1,035 477	1,078 511
FNMA–Series 2003-W4 6.50%, due 10/25/2042	295	308
FNMA–Series 2004-14 5.45%, due 03/25/2034 (b)	216	164
FNMA–Series 2004-21 Zero Coupon, due 04/25/2034	127	75
FNMA–Series 2004-25 12.90%, due 04/25/2034 (b)	482	530
FNMA–Series 2004-36 5.50%, due 02/25/2034 600 621 12.90%, due 05/25/2034 (b)	720	794
FNMA–Series 2004-58B 5.90%, due 04/25/2034 (b)	250	250
FNMA–Series 2020-9 6.50%, due 12/25/2012	800	825
FNMA–Series 329 Zero Coupon, due 01/01/2033 (e)	278	223
FNMA–Series 340 Zero Coupon, due 08/01/2033 (e)	174	131
FNMA–Series 8816 9.50%, due 06/25/2018	472	514

	Principal	Value
FNMA–Series 93008 7.00%, due 01/25/2008	$782	$807
GNMA 7.50%, due 09/15/2009 8.00%, due 01/15/2016 7.00%, due 07/15/2017 6.50%, due 03/15/2023	525 320 395 480	549 343 421 508
GNMA–Series 1994-7 6.50%, due 10/16/2024	1,200	1,282
GNMA–Series 1997-7 9.00%, due 05/16/2027	120	130
GNMA–Series 1999-10 6.50%, due 04/20/2029	723	765
GNMA–Series 1999-40 7.50%, due 11/20/2029	796	849
GNMA–Series 1999-44 8.00%, due 12/20/2029	469	501
GNMA–Series 2000-27 7.50%, due 09/20/2030	575	599
GNMA–Series 2000-36 7.33%, due 11/20/2030	211	221
GNMA–Series 2000-9 8.50%, due 02/16/2030 8.00%, due 06/20/2030	753 206	853 218
GNMA–Series 2001-64 6.50%, due 12/20/2031	773	819
GNMA–Series 2001-7 6.50%, due 03/20/2031	1,000	1,042
GNMA–Series 2002-2 6.50%, due 01/20/2019	332	337
GNMA–Series 2002-24 5.54%, due 04/16/2032 (b)(d)	1,079	107
GNMA–Series 2002-40 6.50%, due 07/20/2022 6.50%, due 06/20/2032	88 1,400	88 1,484
GNMA–Series 2002-45 6.50%, due 06/20/2032	500	529
GNMA–Series 2002-47 6.50%, due 07/16/2032 6.50%, due 07/20/2032	1,000 876	1,055 909
GNMA–Series 2002-51 22.10%, due 04/20/2031 (b)	164	204
GNMA–Series 2002-54 6.50%, due 08/20/2032	500	526
GNMA–Series 2002-67 6.00%, due 03/20/2013	4,176	4,299
GNMA–Series 2002-7 6.50%, due 01/20/2032	1,000	1,047
GNMA–Series 2002-71 6.00%, due 12/20/2014	870	902

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
GNMA–Series 2003-18 7.00%, due 10/20/2031	$468	$504
GNMA–Series 2003-24 Zero Coupon, due 03/16/2033	139	121
GNMA–Series 2003-4 5.50%, due 12/20/2013 5.50%, due 01/20/2032 (d)	864 899	895 133
GNMA–Series 2003-46 6.50%, due 06/20/2033	850	916
GNMA–Series 2003-52 Zero Coupon, due 06/16/2033	320	253
GNMA–Series 2003-66 Zero Coupon, due 08/20/2033	46	31
GNMA–Series 2004-28 13.00%, due 04/16/2034 (b)	147	158
U.S. Department of Veteran Affairs– Series 1997-1 7.50%, due 02/15/2027	1,796	1,979
U.S. Department of Veteran Affairs– Series 2003-1 5.75%, due 12/15/2020	322	326
Total U.S Government Agency Obligations (cost: $114,292)		112,819
FOREIGN GOVERNMENT OBLIGATIONS (0.5%)
United Mexican States 4.63%, due 10/08/2008 6.38%, due 01/16/2013 7.50%, due 04/08/2033	330 75 600	334 80 648
Total Foreign Government Obligations (cost: $994)		1,062
MORTGAGE-BACKED SECURITIES (10.5%)
American Housing Trust–Series V 9.13%, due 04/25/2021	201	201
Banc of America Funding Corp.– Series 2004-1 Zero Coupon, due 03/25/2034 (e)	222	169
Bear Stearns Commercial Mortgage Securities–Series 2000-WF1 7.64%, due 02/15/2032	137	147
CBM Funding Corp.–Series 1996-1 7.08%, due 11/01/2007	1,250	1,310
Citicorp Mortgage Securities, Inc.– Series 1995-2 7.50%, due 04/25/2025	135	135
Commercial Mortgage Asset Trust– Series 1999-C1 6.59%, due 07/17/2008	2,000	2,110

	Principal	Value
Commercial Mortgage Pass-Through– Series 2001-J2-144A 6.30%, due 07/16/2034	$4,000	$4,324
Countrywide Alternative Loan Trust– Series 2003-J1 Zero Coupon, due 10/25/2033 (e)	254	210
Countrywide Asset-Backed Certificates– Series 2004-AB2 2.69%, due 10/25/2033 (b)(h)	500	500
Countrywide Home Loan Mortgage Pass Through Trust–Series 2004-HYB1 4.31%, due 05/20/2034 (b)	350	350
GE Capital Commercial Mortgage Corp.– Series 2001-2 6.44%, due 08/11/2033	3,000	3,330
LB Commercial Conduit Mortgage Trust– Series 1999-C1 6.41%, due 06/15/2031	1,003	1,038
MASTR Adjustable Rate Mortgages Trust– Series 2004-13 3.82%, due 12/21/2034 (b)	497	496
MASTR Alternative Loans Trust– Series 2004-10 4.50%, due 09/25/2019	556	550
MASTR Asset Securitization Trust– Series 2003-4 5.00%, due 05/25/2018	343	348
Morgan Stanley Capital I–Series 1998-HF2 6.88%, due 11/15/2030 (b)	2,000	2,186
Prudential Securities Secured Financing Corp.– Series 1998-C1 6.51%, due 07/15/2008	3,000	3,218
Residential Accredit Loans, Inc.– Series 2002-QS16 11.60%, due 10/25/2017 (b)	202	215
Residential Accredit Loans, Inc.– Series 2002-QS6 6.50%, due 05/25/2032	22	22
Residential Accredit Loans, Inc.– Series 2003-QS3 11.20%, due 02/25/2018 (b)	163	182
Washington Mutual MSC Mortgage Pass-Through CTFS–Series 2003-MS7 Zero Coupon, due 03/25/2033	277	227
Washington Mutual–Series 2002-S7 Zero Coupon, due 11/25/2017	357	335

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Wells Fargo Mortgage Backed Securities Trust–Series 2004-7 5.00%, due 07/25/2019	$479	$485
Wells Fargo Mortgage Backed Securities Trust–Series 2004-BB 4.59%, due 01/25/2035 (b)(h)	1,000	1,004
Wells Fargo Mortgage Backed Securities Trust–Series 2004-S 3.54%, due 09/25/2034 (b)	500	487
Total Mortgage-Backed Securities (cost: $22,376)		23,579
ASSET-BACKED SECURITIES (2.9%)
AmeriCredit Automobile Receivables Trust–Series 2002-A 4.61%, due 01/12/2009	200	203
CIT RV Trust–Series 1998-A 6.09%, due 02/15/2012	168	169
First Horizon Asset Securities, Inc.– Series 2004-AR7 4.96%, due 02/25/2035 (b)(h)	700	708
MBNA Credit Card Master Note Trust– Series 2003-1C 4.10%, due 06/15/2012 (b)	150	160
MBNA Master Credit Card Trust USA– Series 1999-J-144A 7.85%, due 02/15/2012	300	345
Nomura Asset Acceptance Corp.– Series 2003-A1 7.00%, due 04/25/2033 6.00%, due 05/25/2033	81 217	81 221
Onyx Acceptance Grantor Trust–Series 2002-C 4.07%, due 04/15/2009	1,000	1,006
Residential Asset Mortgage Products, Inc.– Series 2001-RS3 6.29%, due 10/25/2031	149	150
Systems 2001 AT LLC–Series 2001-144A 6.66%, due 09/15/2013	1,351	1,497
Washington Mutual–Series 2004-AR3 4.24%, due 06/25/2034 (b)	214	213
WFS Financial Owner Trust–Series 2002-2 4.50%, due 02/20/2010	1,750	1,772
Total Asset-Backed Securities (cost: $6,341)		6,525
CORPORATE DEBT SECURITIES (16.7%)
Automotive (0.6%)
DaimlerChrysler NA Holding Corp.–Series A 7.38%, due 09/15/2006	1,000	1,060
Ford Motor Co. 6.63%, due 02/15/2028	300	280

	Principal	Value
Automotive (continued)
Toyota Motor Credit Corp. 2.88%, due 08/01/2008	$100	$97
Business Credit Institutions (0.1%)
Delta Air Lines, Inc.–Series 2002-1 6.42%, due 07/02/2012	250	261
Business Services (0.1%)
International Lease Finance Corp. 5.88%, due 05/01/2013	75	80
PHH Corp. 7.13%, due 03/01/2013	100	112
Chemicals & Allied Products (1.1%)
Dow Chemical Co. (The) 6.13%, due 02/01/2011	260	285
DSM NV–144A 6.75%, due 05/15/2009	2,000	2,196
Commercial Banks (1.8%)
Bank of America Corp. 7.40%, due 01/15/2011	2,000	2,317
Citigroup, Inc. 4.25%, due 07/29/2009	200	202
Corp Andina de Fomento CAF 5.20%, due 05/21/2013	100	102
Keycorp-Series G 4.70%, due 05/21/2009	100	102
State Street Corp. 7.65%, due 06/15/2010	300	352
Suntrust Banks, Inc. 6.38%, due 04/01/2011	250	277
Wachovia Bank NA 7.80%, due 08/18/2010	250	294
Wachovia Corp. 3.50%, due 08/15/2008	150	149
Wells Fargo & Co. 3.13%, due 04/01/2009	260	252
Communication (1.0%)
Comcast Corp. 5.50%, due 03/15/2011	350	370
COX Communications, Inc. 6.75%, due 03/15/2011	1,000	1,095
Tele-Communications–TCI Group 9.80%, due 02/01/2012	500	644
Computer & Office Equipment (0.1%)
International Business Machines Corp. 6.22%, due 08/01/2027	250	273

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Construction (0.3%)
Verizon Pennsylvania, Inc. 8.35%, due 12/15/2030	$500	$644
Electric Services (0.8%)
Appalachian Power Co. Series E 4.80%, due 06/15/2005	200	202
Constellation Energy Group, Inc. 7.00%, due 04/01/2012	250	285
Dominion Resources, Inc. 6.25%, due 06/30/2012	240	262
DTE Energy Co. 6.65%, due 04/15/2009	200	219
Duke Energy Corp. 4.20%, due 10/01/2008 5.63%, due 11/30/2012	50 200	50 210
Exelon Generation Co. LLC 6.95%, due 06/15/2011	250	282
Ohio Valley Electric Corp.–144A 5.94%, due 02/12/2006	125	129
PSEG Power LLC 7.75%, due 04/15/2011	115	134
Food Stores (0.1%)
Kroger Co. (The) 8.05%, due 02/01/2010	200	234
Gas Production & Distribution (0.1%)
KeySpan Gas East Corp. 7.88%, due 02/01/2010	100	117
Southern California Gas Co. 4.80%, due 10/01/2012	100	102
Holding & Other Investment Offices (0.5%)
EOP Operating, LP 6.75%, due 02/15/2012	300	334
Illinois State 5.10%, due 06/01/2033	600	576
Washington Mutual Bank FA 6.88%, due 06/15/2011	250	281
Insurance (0.2%)
American General Finance Corp. 5.38%, due 10/01/2012	100	104
International Lease Finance Corp. 4.50%, due 05/01/2008	75	76
MGIC Investment Corp. 6.00%, due 03/15/2007	150	158
XL Capital, Ltd. 5.25%, due 09/15/2014	50	50

	Principal	Value
Life Insurance (0.7%)
ASIF Global Financing XIX–144A 4.90%, due 01/17/2013	$500	$509
ASIF Global Financing XX–144A 2.65%, due 01/17/2006	200	199
John Hancock Global Funding, Ltd.–144A 7.90%, due 07/02/2010	300	351
New York Life Global Funding–144A 3.88%, due 01/15/2009	200	199
Protective Life Secured Trust (Protective Life Insurance Co.) 4.00%, due 04/01/2011	250	244
Mortgage Bankers & Brokers (0.8%)
American General Finance Corp. 4.50%, due 11/15/2007	170	173
Captiva Finance, Ltd.–Series A-144A 6.86%, due 11/30/2009 (h)	663	663
Countrywide Home Loans 4.00%, due 03/22/2011	225	219
Countrywide Home Loans, Inc. 3.25%, due 05/21/2008	250	244
MassMutual Global Funding II–144A 3.50%, due 03/15/2010	150	145
Principal Life Global Funding I–144A 2.80%, due 06/26/2008 6.25%, due 02/15/2012	140 250	136 273
Motion Pictures (0.5%)
Historic TW, Inc. 8.18%, due 08/15/2007 9.15%, due 02/01/2023	400 500	444 670
Paper & Allied Products (0.1%)
International Paper Co. 4.25%, due 01/15/2009 4.00%, due 04/01/2010	65 165	65 162
Union Camp Corp. 6.50%, due 11/15/2007	50	53
Personal Credit Institutions (3.8%)
Ford Motor Credit Co. 7.38%, due 10/28/2009	1,000	1,079
General Electric Capital Corp. 4.25%, due 01/15/2008 4.63%, due 09/15/2009 6.13%, due 02/22/2011 5.88%, due 02/15/2012 6.00%, due 06/15/2012	700 500 500 200 750	711 513 548 216 818

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Personal Credit Institutions (continued)
General Motors Acceptance Corp. 7.25%, due 03/02/2011	$1,500	$1,570
General Motors Nova Scotia Finance Co. 6.85%, due 10/15/2008	2,000	2,087
Household Finance Corp. 6.40%, due 06/17/2008 6.75%, due 05/15/2011	100 760	108 853
Railroads (0.1%)
Burlington Northern Santa Fe Corp. 7.13%, due 12/15/2010	200	228
Savings Institutions (0.1%)
Popular North America, Inc. 4.25%, due 04/01/2008	150	151
Security & Commodity Brokers (2.1%)
Bear Stearns Cos. Inc. (The) 3.25%, due 03/25/2009	500	485
Credit Suisse First Boston (USA), Inc. 4.70%, due 06/01/2009	125	128
Goldman Sachs Group, Inc. (The) 6.88%, due 01/15/2011	1,400	1,579
Lehman Brothers Holdings, Inc. 7.88%, due 08/15/2010	1,000	1,174
Morgan Stanley 4.25%, due 05/15/2010 6.75%, due 04/15/2011 6.60%, due 04/01/2012 4.75%, due 04/01/2014	500 400 250 145	500 449 279 141
Telecommunications (1.7%)
AT&T Wireless Services, Inc. 7.50%, due 05/01/2007 7.88%, due 03/01/2011	225 100	244 118
BellSouth Corp. 6.00%, due 10/15/2011	250	272
British Telecommunications PLC 8.88%, due 12/15/2030	1,000	1,339
France Telecom SA (g) 8.50%, due 03/01/2011	200	239
GTE Corp. 7.51%, due 04/01/2009	475	536
Liberty Media Corp. 5.70%, due 05/15/2013	25	25
NYNEX Corp. 9.55%, due 05/01/2010	217	246
Sprint Capital Corp. 6.88%, due 11/15/2028	800	876
Total Corporate Debt Securities (cost: $35,095)		37,510

	Principal	Value
CONVERTIBLE BONDS (0.2%)
Telecommunications (0.2%)
Nynex Capital Funding Co.–Series B 8.23%, due 10/15/2009	$400	$460
Total Convertible Bonds (cost: $431)		460
SECURITY LENDING COLLATERAL (4.6%)
Debt (4.3%)
Bank Notes (0.3%)
Bank of America 2.27%, due 01/18/2005 (b) 2.26%, due 02/15/2005 (b) 2.27%, due 03/03/2005 (b) 2.30%, due 06/09/2005 (b)	107 107 125 54	107 107 125 54
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	161 107	161 107
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	54	54
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (b)	54	54
Commercial Paper (0.9%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	134 107	134 107
Fairway Finance–144A 2.36%, due 01/25/2005	201	201
Greyhawk Funding–144A 2.35%, due 02/08/2005	80	80
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	187	187
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (b) 2.39%, due 06/10/2005 (b)	338 348	338 348
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	267 187	267 187
Ranger Funding–144A 2.27%, due 01/14/2005	80	80
Euro Dollar Overnight (0.3%)
BNP Paribas 2.30%, due 01/03/2005	268	268
Harris Trust & Savings Bank 2.23%, due 01/03/2005	54	54
Royal Bank of Canada 2.25%, due 01/19/2005	271	271

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (1.3%)
Bank of Montreal
2.26%, due 01/28/2005	$63	$63
2.13%, due 02/02/2005	134	134
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	255 267 313	255 267 313
BNP Paribas 2.30%, due 02/01/2005	134	134
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	239 54	239 54
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	188 233	188 233
Den Danske Bank 2.26%, due 01/20/2005	134	134
Dexia Group 2.04%, due 01/21/2005	55	55
Fortis Bank 2.14%, due 01/12/2005	3	3
Lloyds TSB Bank 2.28%, due 02/02/2005	54	54
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	55 268	55 268
Svenska Handlesbanken 2.25%, due 01/10/2005	80	80
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	229 268	229 268

	Principal	Value
Repurchase Agreements (1.5%) (c)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $659 on 01/03/2005	$659	$659
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,072 on 01/03/2005	1,072	1,072
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,071 on 01/03/2005	1,071	1,071
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $536 on 01/03/2005	536	536
	Shares	Value
Investment Companies (0.3%)
Money Market Funds (0.3%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	8,576	$8
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	139,356	139
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	314,735	315
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (f)	227,943	228
Total Security Lending Collateral (cost: $10,345)		10,345
Total Investment Securities (cost: $221,518)		$226,744
SUMMARY:
Investments, at value	101.3%	$226,744
Liabilities in excess of other assets	(1.3)%	(3,015)
Net assets	100.0%	$223,729

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $10,042.

(b)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(c)  Cash collateral for the Repurchase Agreements, valued at $3,405, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(d)  Interest only security. Holder is entitled to interest payments on the underlying pool.

(e)  Principal only security. Holder is entitled to principal cash flows on the underlying pool.

(f)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

(g)  Securities are stepbonds. Coupon steps up or down by 25 BP for each rating upgrade or downgrade by Standard and Poor's or Moody's for each notch below A-/A3.

(h)  Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $12,209 or 5.5% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

AEGON Bond

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $221,518) (including securities loaned of $10,042)	$226,744
Cash	5,871
Receivables:
Shares sold	11
Interest	1,605
234,231
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	53
Management and advisory fees	86
Service fees	1
Payable for collateral for securities on loan	10,345
Other	17
10,502
Net Assets	$223,729
Net Assets Consist of:
Capital stock, 75,000 shares authorized ($.01 par value)	$183
Additional paid-in capital	207,175
Undistributed net investment income (loss)	10,781
Undistributed net realized gain (loss) from investment securities	364
Net unrealized appreciation (depreciation) on investment securities	5,226
Net Assets	$223,729
Net Assets by Class:
Initial Class	$218,258
Service Class	5,471
Shares Outstanding:
Initial Class	17,845
Service Class	427
Net Asset Value and Offering Price Per Share:
Initial Class	$12.23
Service Class	12.81

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$12,104
Income from loaned securities–net	15
12,119
Expenses:
Management and advisory fees	1,075
Printing and shareholder reports	115
Custody fees	75
Administration fees	36
Legal fees	3
Audit fees	16
Directors fees	9
Service fees:
Service Class	9
Total expenses	1,338
Net Investment Income (Loss)	10,781
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	364
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(783)
Net Gain (Loss) on Investments	(419)
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,362

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

AEGON Bond

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$10,781	$15,903
Net realized gain (loss) from investment securities	364	4,563
Net unrealized appreciation (depreciation) on investment securities	(783)	(6,785)
	10,362	13,681
Distributions to Shareholders:
From net investment income:
Initial Class	(15,629)	(14,289)
Service Class	(274)	(2)
	(15,903)	(14,291)
From net realized gains:
Initial Class	(856)	–
Service Class	(16)	–
	(872)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	13,530	57,976
Service Class	5,182	1,453
	18,712	59,429
Dividends and distributions reinvested:
Initial Class	16,485	14,289
Service Class	290	2
	16,775	14,291
Cost of shares redeemed:
Initial Class	(70,172)	(138,710)
Service Class	(1,156)	(151)
	(71,328)	(138,861)
	(35,841)	(65,141)
Net increase (decrease) in net assets	(42,254)	(65,751)
Net Assets:
Beginning of year	265,983	331,734
End of year	$223,729	$265,983
Undistributed Net Investment Income (Loss)	$10,781	$15,903

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	1,075	4,539
Service Class	393	112
	1,468	4,651
Shares issued–reinvested from distributions:
Initial Class	1,376	1,172
Service Class	23	–
	1,399	1,172
Shares redeemed:
Initial Class	(5,588)	(10,887)
Service Class	(89)	(12)
	(5,677)	(10,899)
Net increase (decrease) in shares outstanding:
Initial Class	(3,137)	(5,176)
Service Class	327	100
	(2,810)	(5,076)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

AEGON Bond

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$12.61	$0.56	$(0.01)	$0.55	$(0.88)	$(0.05)	$(0.93)	$12.23
	12/31/2003	12.68	0.62	(0.10)	0.52	(0.59)	–	(0.59)	12.61
	12/31/2002	11.96	0.64	0.54	1.18	(0.46)	–	(0.46)	12.68
	12/31/2001	11.14	0.63	0.27	0.90	(0.08)	–	(0.08)	11.96
	12/31/2000	10.61	0.67	0.48	1.15	(0.62)	–	(0.62)	11.14
Service Class	12/31/2004	13.16	0.55	–	0.55	(0.85)	(0.05)	(0.90)	12.81
	12/31/2003	12.97	0.40	(0.17)	0.23	(0.04)	–	(0.04)	13.16

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	4.53%	$218,258	0.56%	0.56%	4.52%	12%
	12/31/2003	4.28	264,668	0.52	0.52	4.88	27
	12/31/2002	9.97	331,734	0.53	0.53	5.21	49
	12/31/2001	8.07	255,940	0.55	0.55	5.42	53
	12/31/2000	10.89	142,027	0.53	0.53	6.06	45
Service Class	12/31/2004	4.31	5,471	0.81	0.81	4.21	12
	12/31/2003	1.78	1,315	0.80	0.80	4.57	27

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – October 2, 1986

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

AEGON Bond

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. AEGON Bond ("the Fund"), part of ATSF, began operations on October 2, 1986.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Debt securities are valued by independent pricing services at last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $6 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

AEGON Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.45% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.70% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured for the year ended December 31, 2004. There are no amounts subject to recapture at December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

16

AEGON Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $10. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$10,174
U.S. Government	17,228
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	28,982
U.S. Government	40,100

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$14,291
Long-term Capital Gain	–
2004 Distributions paid from:
Ordinary Income	15,903
Long-term Capital Gain	872

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$10,789
Undistributed Long-term Capital Gains	$390
Capital Loss Carryforward	$–
Post October Capital Loss	$(34)
Net Unrealized Appreciation (Depreciation)	$5,226

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$221,518
Unrealized Appreciation	$7,611
Unrealized (Depreciation)	(2,385)
Net Unrealized Appreciation (Depreciation)	$5,226

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

17

AEGON Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 6.–(continued)

Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.45% of the first $750 million
0.40% over $750 million up to $1 billion
0.375% in excess of $1 billion

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

18

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Aegon Bond

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aegon Bond (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

19

AEGON Bond

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $872 for the year ended December 31, 2004.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

20

American Century International

MARKET ENVIRONMENT

Many of the world's equity markets advanced during the year as the global economy demonstrated its strength and resiliency. Returns moderated during a subsequent "soft patch" as record-high oil prices and rising interest rates sparked concern about corporate earnings and global economic growth. Violence in Iraq, uncertainty over the U.S. presidential election and the threat of terrorism also affected markets, but the Morgan Stanley Capital International EAFE Index ("MSCI EAFE") and other international equity benchmarks turned up later in the year and continued to rise as the price of oil declined, and the U.S. election ended without the confusion that followed the 2000 vote.

PERFORMANCE

For the year ended December 31, 2004, American Century International, Initial Class returned 14.34%. By comparison its benchmark, the MSCI EAFE, returned 20.70%.

STRATEGY REVIEW

All sectors in which we were invested advanced, and each of the portfolio's top-10 holdings contributed to the portfolio's return. Our complement of financial holdings made the greatest contribution to our absolute performance. The movement of the dollar versus other currencies positively impacted the portfolio's performance.

The financial sector, the portfolio's biggest stake at year end, advanced mostly on the strength of commercial banks, which on average represented the portfolio's heaviest industry weighting. Banks were not alone in lifting the portfolio. Nearly all financial sector industries in which the portfolio was invested contributed to American Century International.

Austria's Erste Bank der oesterreichischen Sparkassen AG ("Erste Bank"), a top-10 holding at the end of the period, topped the list of banks contributing to the portfolio, and made the largest contribution to the portfolio. Erste Bank, one of Austria's largest lenders, has been expanding into Eastern Europe, and reported a 58% increase in third-quarter earnings on higher sales in that region. Banks from around the world contributed to our return, including Societe Generale in France, the Anglo Irish Bank Corporation plc and Japan's Sumitomo Mitsui Financial Group Inc.

Our stake in the consumer discretionary and telecommunications services sectors also contributed to the portfolio's return. The telecommunications services sector also registered the period's best relative performance, outperforming MSCI EAFE on the strength of its wireless holdings. America Movil, S.A. de C.V., Latin America's biggest mobile-telephone company, and Mobile TeleSystems OJSC, a mobile-phone company in Russia, were among the winners.

The energy sector also boosted the portfolio and provided our two largest positions at the end of the period, France's Total S.A., Europe's largest oil refiner, and the United Kingdom's ("UK") The British Petroleum Company p.l.c. ("BP"), the world's second-largest publicly traded oil company. BP benefited from high oil prices and increased oil and gas production. Total S.A. reported profit climbed 38% in the third quarter of 2004. After Erste Bank, they were the top contributors to the portfolio's return.

Although all sectors made positive contributions, several slowed our performance against the MSCI EAFE. Industrials registered the worst performance against the index, due mostly to Switzerland's Adecco S.A. ("Adecco"), the world's largest provider of temporary workers. Adecco declined after disclosing material weakness in internal controls. We eliminated the position, but it was among the period's top detractors. The healthcare sector also detracted from relative performance.

Regarding countries, France, Mexico and Austria made the largest contributions to relative performance, while the UK, Switzerland and Japan detracted most versus the MSCI EAFE.

We remain committed to looking for stocks of growing foreign companies. The investment strategy of this portfolio is based on the belief that, over the long term, stocks of companies with earnings and revenue growth have a greater-than average chance to increase in value.

Henrik Strabo*

Keith Creveling

Michael Perelstein

Co-Portfolio Managers
American Century Investment Management, Inc.

*  Henrik Strabo has announced his resignation from American Century at the end of February 2005.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

American Century International

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	From Inception	Inception Date
Initial Class	14.34%	(5.98)%	1.36%	1/2/97
MSCI-EAFE[1]	20.70%	(0.80)%	5.21%	1/2/97
Service Class	14.23%	–	25.08%	5/1/03

NOTES

1  The Morgan Stanley Capital International – Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

International investing involves special risks including currency fluctuations, political instability, and different financial account standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

American Century International

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,086.10	1.11%	$5.82
Hypothetical (b)	1,000.00	1,019.56	1.11	5.63
Service Class
Actual	1,000.00	1,085.90	1.37	7.18
Hypothetical (b)	1,000.00	1,018.25	1.37	6.95

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At December 31, 2004

This chart shows the percentage breakdown by Region of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

American Century International

SCHEDULE OF INVESTMENTS

At December 31, 2004

(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.7%)
Switzerland (0.7%)
Compagnie Financiere Richemont AG–Class A	51,570	$1,717
Total Convertible Preferred Stocks (cost: $1,289)		1,717
COMMON STOCKS ( 96.6%)
Australia (5.6%)
Amcor, Ltd.	405,700	2,336
BHP Billiton, Ltd.	490,700	5,897
Commonwealth Bank of Australia	112,180	2,821
QBE Insurance Group, Ltd.	188,050	2,261
Austria (2.0%)
Erste Bank der Oesterreichischen Sparkassen AG	90,196	4,817
Belgium (0.6%)
KBC Bancassurance Holding (a)	18,920	1,453
Bermuda (2.2%)
Esprit Holdings, Ltd.	346,000	2,092
Tyco International, Ltd.	91,320	3,264
Canada (2.0%)
EnCana Corp.	48,812	2,787
Shoppers Drug Mart Corp. (b)	66,372	2,065
Denmark (0.6%)
AP Moller - Maersk A/S	160	1,321
Finland (0.7%)
Stora Enso Oyj–Class R	103,510	1,585
France (13.1%)
AXA	151,062	3,732
Cie Generale D'Optique Essilor International SA	21,380	1,675
Credit Agricole SA (a)	73,576	2,220
Lafarge SA	29,820	2,877
Pernod-Ricard (a)	16,010	2,452
Schneider Electric SA	33,600	2,338
Societe Generale–Class A	23,124	2,339
Total SA	30,390	6,636
Vinci SA	23,541	3,161
Vivendi Universal SA (b)	118,670	3,788
Germany (8.3%)
Adidas-Salomon AG	8,810	1,422
BASF AG	31,180	2,246
Continental AG	41,480	2,634
Deutsche Telekom AG	65,360	1,479
E.ON AG	27,170	2,476
Fresenius Medical Care AG (a)	17,960	1,445
Metro AG	34,310	1,888

	Shares	Value
Germany (continued)
Puma AG Rudolf Dassler Sport	8,225	$2,261
SAP AG	21,898	3,910
Greece (1.7%)
Alpha Bank A.E.	69,086	2,409
OPAP SA	56,520	1,562
Hong Kong (0.3%)
Cathay Pacific Airways, Ltd.	377,000	713
Ireland (2.2%)
Anglo Irish Bank Corp. PLC	127,923	3,112
Bank of Ireland	124,320	2,056
Italy (2.4%)
ENI-Ente Nazionale Idrocarburi SpA	115,080	2,881
Terna SpA Rights (b)	969,822	2,781
Japan (17.7%)
Aeon Credit Service Co., Ltd.	7,900	588
Aiful Corp.	16,700	1,837
Bank of Yokohama, Ltd. (The)	361,000	2,276
Canon, Inc.	17,850	963
Chugai Pharmaceutical Co., Ltd.	108,296	1,790
Daikin Industries, Ltd.	64,600	1,866
Fast Retailing Co., Ltd.	14,000	1,066
Hoya Corp.	31,203	3,523
Komatsu, Ltd.	201,000	1,406
Matsushita Electric Industrial Co., Ltd.	94,000	1,492
Mitsubishi Tokyo Financial Group, Inc.	240	2,436
Mitsui & Co., Ltd.	137,000	1,229
Nintendo Co., Ltd.	9,800	1,231
Omron Corp.	35,100	837
ORIX Corp.	29,000	3,939
Rakuten, Inc. (b)	80	91
Rakuten, Inc. (b)	720	646
Sharp Corp.	72,000	1,176
Shin-Etsu Chemical Co., Ltd.	30,900	1,266
Sumitomo Metal Mining Co., Ltd.	159,000	1,136
Sumitomo Mitsui Financial Group, Inc. (a)	250	1,818
Toray Industries, Inc.	450,000	2,108
Toto, Ltd.	111,000	1,059
Toyota Motor Corp.	84,300	3,431
Trend Micro, Inc.	24,000	1,295
Yamada Denki Co., Ltd.	40,000	1,714
Luxembourg (0.8%)
Arcelor	78,880	1,819
Mexico (1.3%)
America Movil SA de CV–Class L, ADR	61,155	3,201

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

American Century International

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2004

(all amounts except share amounts in thousands)

	Shares	Value
Netherlands (2.9%)
ING Groep NV	144,706	$4,377
Royal Numico NV (b)	68,440	2,467
Norway (1.4%)
DnB Nor ASA	171,370	1,691
Telenor ASA	180,580	1,641
Russia (0.5%)
Mobile Telesystems, Sponsored ADR (a)	8,835	1,224
South Korea (0.7%)
Hyundai Motor Co. (b)	32,370	1,736
Spain (3.7%)
ACS Actividades de Construccion y Servicios SA	86,379	1,972
Grupo Ferrovial SA	44,390	2,372
Telefonica SA	236,800	4,460
Sweden (2.3%)
Autoliv, Inc., SDR (a)	29,749	1,424
Telefonaktiebolaget LM Ericsson–Class B (b)	517,720	1,652
Volvo AB–Class B	58,210	2,309
Switzerland (5.8%)
Novartis AG	99,010	4,990
Roche Holding AG-Genusschein	42,864	4,935
UBS AG	45,764	3,838
United Kingdom (16.7%)
BP PLC	596,872	5,824
HSBC Holdings PLC	149,910	2,531
Legal & General Group PLC	1,420,410	3,001
mmO2 PLC (b)	174,418	411
Morrison WM Supermarkets	428,920	1,705
Next PLC	94,360	2,990
Pearson PLC	179,970	2,173
Rank Group PLC	34,289	174
Reckitt Benckiser PLC	132,246	3,998
Royal Bank of Scotland Group PLC	110,668	3,724
Smith & Nephew PLC	254,345	2,604
Tesco PLC	769,250	4,754
Vodafone Group PLC	1,644,380	4,461
Wolseley PLC	81,910	1,532
United States (1.1%)
Amdocs, Ltd. (b)	33,200	871
Synthes, Inc. (b)	15,560	1,745
Total Common Stocks (cost: $189,480)		230,017

	Principal	Value
SECURITY LENDING COLLATERAL ( 3.8%)
Debt (3.6%)
Bank Notes (0.3%)
Bank of America
2.26%, due 02/15/2005 (c)	$94	$94
2.27%, due 01/18/2005 (c)	94	94
2.27%, due 03/03/2005 (c)	110	110
2.30%, due 06/09/2005 (c)	47	47
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	94 141	94 141
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	47	47
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	47	47
Commercial Paper (0.7%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	118 94	118 94
Fairway Finance–144A 2.36%, due 01/25/2005	176	176
Greyhawk Funding–144A 2.35%, due 02/08/2005	70	70
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	164	164
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	296 306	296 306
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	235 164	235 164
Ranger Funding–144A 2.27%, due 01/14/2005	71	71
Euro Dollar Overnight (0.2%)
BNP Paribas 2.30%, due 01/03/2005	235	235
Harris Trust & Savings Bank 2.23%, due 01/03/2005	47	47
Royal Bank of Canada 2.25%, due 01/19/2005	237	237
Euro Dollar Terms (1.1%)
Bank of Montreal 2.13%, due 02/02/2005 2.26%, due 01/28/2005	118 55	118 55

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

American Century International

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2004

(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Bank of Nova Scotia
2.32%, due 02/08/2005	$275	$275
2.33%, due 01/13/2005	234	234
2.33%, due 01/24/2005	224	224
BNP Paribas 2.30%, due 02/01/2005	118	118
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	210 47	210 47
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	165 205	165 205
Den Danske Bank 2.26%, due 01/20/2005	118	118
Dexia Group 2.04%, due 01/21/2005	48	48
Fortis Bank 2.14%, due 01/12/2005	2	2
Lloyds TSB Bank 2.28%, due 02/02/2005	47	47
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	48 235	48 235
Svenska Handlesbanken 2.25%, due 01/10/2005	71	71
Wells Fargo & Co. 2.31%, due 01/28/2005 2.32%, due 01/14/2005	235 201	235 201
Repurchase Agreements (1.3%) (d)
Credit Suisse First Boston (USA). Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $579 on 1/03/2005	578	578
Goldman Sachs Group, Inc. (The) 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $941 on 1/03/2005	941	941

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co., Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $940 on 1/03/2005	$940	$940
Morgan Stanley 2.42% Repurchase Agreement dated 12/31/2004 to be repurchased at $470 on 1/03/2005	470	470
	Shares	Value
Investment Companies (0.2%)
Money Market Funds (0.2%)
BGI Institutional Money Market Fund 1–day yield of 2.25%	7	$7
Goldman Sachs Financial Square Prime Obligations Fund 1–day yield of 2.05%	122	122
Merrill Lynch Premier Institutional Fund 1–day yield of 2.14%	276	276
Merrimac Cash Fund, Premium Class 1–day yield of 1.76% (e)	200	200
Total Security Lending Collateral (cost: $9,077)		9,077
Total Investment Securities (cost: $199,846)		$240,811
SUMMARY:
Investments, at value	101.1%	$240,811
Liabilities in excess of other assets	(1.1)%	(2,647)
Net assets	100.0%	$238,164

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

American Century International

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2004

(all amounts except share amounts in thousands)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	16.7%	$39,541
Telecommunications	7.1%	16,877
Petroleum Refining	5.2%	12,460
Pharmaceuticals	5.0%	11,715
Automotive	3.7%	8,900
Life Insurance	3.5%	8,109
Chemicals & Allied Products	3.2%	7,510
Construction	3.1%	7,505
Metal Mining	3.0%	7,033
Computer & Data Processing Services	2.8%	6,813
Food Stores	2.7%	6,459
Rubber & Misc. Plastic Products	2.7%	6,317
Radio & Television Broadcasting	2.5%	5,961
Medical Instruments & Supplies	2.4%	5,794
Oil & Gas Extraction	2.4%	5,668
Industrial Machinery & Equipment	2.4%	5,610
Electronic Components & Accessories	2.2%	5,277
Insurance	2.2%	5,262
Electric Services	2.2%	5,257
Instruments & Related Products	2.1%	5,198
Wholesale Trade Durable Goods	2.0%	4,853
Shoe Stores	1.7%	4,056
Business Credit Institutions	1.6%	3,939
Communications Equipment	1.3%	3,144
Stone, Clay & Glass Products	1.2%	2,877

	Percentage of Net Assets	Value
Food & Kindred Products	1.0%	$2,467
Beer, Wine & Distilled Beverages	1.0%	2,452
Personal Credit Institutions	1.0%	2,425
Metal Cans & Shipping Containers	1.0%	2,336
Textile Mill Products	0.9%	2,108
Drug Stores & Proprietary Stores	0.8%	2,065
Department Stores	0.8%	1,888
Primary Metal Industries	0.8%	1,819
Retail Trade	0.7%	1,717
Radio, Television & Computer Stores	0.7%	1,714
Paper & Paper Products	0.7%	1,585
Amusement & Recreation Services	0.7%	1,562
Water Transportation	0.6%	1,321
Manufacturing Industries	0.5%	1,231
Furniture & Fixtures	0.4%	1,059
Computer & Office Equipment	0.4%	963
Air Transportation	0.3%	713
Business Services	0.1%	174
Investments, at value	97.3%	231,734
Short-term investments	3.8%	9,077
Liabilities in excess of other assets	(1.1)%	(2,647)
Net assets	100.0%	$238,164

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $8,669.

(b)  No dividends were paid during the preceding twelve months.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $2,987, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

SDR  Special Drawing Rights

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $1,092 or .5% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

American Century International

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $199,846) (including securities loaned of $8,669)	$240,811
Cash	6,607
Receivables:
Investment securities sold	1,459
Shares sold	117
Interest	12
Dividends	177
Dividend reclaims receivable	48
249,231
Liabilities:
Foreign cash at value (identified cost $837)	851
Investment securities purchased	907
Accounts payable and accrued liabilities:
Shares redeemed	17
Management and advisory fees	181
Payable for collateral for securities on loan	9,077
Other	34
11,067
Net Assets	$238,164
Net Assets Consist of:
Capital stock, 100,000 shares authorized ($.01 par value)	$276
Additional paid-in capital	178,782
Undistributed net investment income (loss)	359
Undistributed net realized gain (loss) from investment securities and foreign currency transactions	17,779
Net unrealized appreciation (depreciation) on: Investment securities	40,965
Translation of assets and liabilites denominated in foreign currencies	3
Net Assets	$238,164
Net Assets by Class:
Initial Class	$235,949
Service Class	2,215
Shares Outstanding:
Initial Class	27,391
Service Class	258
Net Asset Value and Offering Price Per Share:
Initial Class	$8.61
Service Class	8.59

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$27
Dividends	5,413
Income from loaned securities–net	152
Less withholding taxes on foreign dividends	(512)
5,080
Expenses:
Management and advisory fees	2,615
Printing and shareholder reports	100
Custody fees	304
Administration fees	43
Legal fees	3
Audit fees	16
Directors fees	11
Service fees:
Service Class	3
Total expenses	3,095
Net Investment Income (Loss)	1,985
Net Realized Gain (Loss) from: Investment securities	43,568
Foreign currency transactions	(1,819)
41,749
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(9,339)
Translation of assets and liabilities denominated in foreign currencies	6
(9,333)
Net Gain (Loss) on Investments and Foreign Currency Transactions	32,416
Net Increase (Decrease) in Net Assets Resulting from Operations	$34,401

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

American Century International

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,985	$1,306
Net realized gain (loss) from investment securities and foreign currency transactions	41,749	8,382
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(9,333)	56,524
	34,401	66,212
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	37,365	235,106
Service Class	3,647	18,972
	41,012	254,078
Proceeds from fund acquisition:
Initial Class	–	98,992
	–	98,992
Cost of shares redeemed:
Initial Class	(139,065)	(204,161)
Service Class	(2,361)	(18,705)
	(141,426)	(222,866)
	(100,414)	130,204
Net increase (decrease) in net assets	(66,013)	196,416
Net Assets:
Beginning of year	304,177	107,761
End of year	$238,164	$304,177
Undistributed Net Investment Income (Loss)	$359	$(434)

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	4,791	38,024
Service Class	469	2,831
	5,260	40,855
Shares issued on fund acquisition:
Initial Class	–	16,750
	–	16,750
Shares redeemed:
Initial Class	(17,761)	(32,336)
Service Class	(297)	(2,745)
	(18,058)	(35,081)
Net increase (decrease) in shares outstanding:
Initial Class	(12,970)	22,438
Service Class	172	86
	(12,798)	22,524

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

American Century International

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$7.53	$0.05	$1.03	$1.08	$–	$–	$–	$8.61
	12/31/2003	6.01	0.04	1.48	1.52	–	–	–	7.53
	12/31/2002	7.65	0.01	(1.63)	(1.62)	(0.02)	–	(0.02)	6.01
	12/31/2001	10.34	0.07	(2.45)	(2.38)	(0.28)	(0.03)	(0.31)	7.65
	12/31/2000	14.28	0.04	(2.15)	(2.11)	(0.19)	(1.64)	(1.83)	10.34
Service Class	12/31/2004	7.52	0.03	1.04	1.07	–	–	–	8.59
	12/31/2003	5.91	(0.02)	1.63	1.61	–	–	–	7.52

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)				Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)		Total (e)		Net Assets (f)	Rate (g)
Initial Class	12/31/2004	14.34%	$235,949	1.09%		1.09%		0.70%	125%
	12/31/2003	25.29	303,527	1.14	(h)	1.14	(h)	0.58	219
	12/31/2002	(21.18)	107,761	1.49		1.78		0.23	261
	12/31/2001	(23.44)	29,985	1.20		1.63		0.78	154
	12/31/2000	(14.99)	36,651	1.30		1.66		0.29	112
Service Class	12/31/2004	14.23	2,215	1.35		1.35		0.40	125
	12/31/2003	27.24	650	1.39		1.39		(0.51)	219

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

  Initial Class – January 2, 1997

  Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2004 and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

(h)  The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

American Century International

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. American Century International ("the Fund"), part of ATSF, began operations on January 2, 1997.

On May 1, 2003, the Fund acquired all the net assets of Gabelli Global Growth pursuant to a plan of reorganization approved by shareholders of Gabelli Global Growth on April 16, 2003. The acquisition was accomplished by a tax-free exchange of 16,750 shares of the Fund for the 14,424 shares of Gabelli Global Growth outstanding on April 30, 2003. Gabelli Global Growth's net assets at that date ($98,992), including $(6,335) of unrealized depreciation , were combined with those of the Fund, resulting in combined net assets of $247,331.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Directors, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

American Century International

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $65 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% (105% for non-U.S. Dollar based securities) of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward currency contracts at December 31, 2004.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

American Century International

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

1.00% of the first $50 million of ANA
0.95% of the next $100 million of ANA
0.90% of ANA over $350 million of ANA
0.85% of the next $500 million of ANA
0.80% of ANA over $1 billion

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2004. There were no amounts recaptured during the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2004, were $58.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amount was $10. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$347,093
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	451,843
U.S. Government	–

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

American Century International

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, PFIC's, post October loss deferral and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	(1,192)
Accumulated net realized gain (loss) from investment securities	1,192

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$7,362
Undistributed Long-term Capital Gains	$16,831
Capital Loss Carryforward	$(4,346)
Post October Currency Loss Deferral	$(200)
Net Unrealized Appreciation	$39,459 *

*  Amount includes unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$3,673	December 31, 2009
673	December 31, 2010

The capital loss carryforward utilized during the year ended December 31, 2004 was $20,424.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$201,355
Unrealized Appreciation	$39,778
Unrealized (Depreciation)	(322)
Net Unrealized Appreciation (Depreciation)	$39,456

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.925% of the first $250 million
0.90% over $250 million up to $500 million
0.85% over $500 million up to $1 billion
0.80% in excess of $1 billion

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

American Century International

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 6.–(continued)

Effective January 1, 2005, the Fund has implemented new expense caps under which the Fund's Operating Expenses, excluding 12b-1 fees, will not exceed 1.125% for the Initial Class and 1.375% for the Service Class of average daily net assets on an annual basis, respectively. To the extent that the Total Fund Operating Expenses would exceed the expense cap for one of the Fund in any month if the maximum Adviser Fee was paid, the Adviser Fee automatically reduces to ensure compliance with the applicable expense cap. If the automatic reduction of the Adviser Fee is not sufficient to maintain an expense cap, the Investment Adviser and/or its affiliates will remit to the appropriate Fund an amount that is sufficient to pay the excess amount and maintain the expense cap.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
American Century International

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Century International (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

16

Clarion Real Estate Securities

MARKET ENVIRONMENT

For the fifth consecutive year, Real Estate Investment Trusts ("REIT"s) outperformed the Standard and Poor's 500 Composite Stock Index. The Dow Jones Wilshire Real Estate Securities Index rose 34.81% in 2004. REITs and real estate have emerged as the investment of choice in an environment of low interest rates, modest economic growth, and modest stock market returns. Despite a scare in April that interest rates would increase sharply, the 10-year Treasury bond yield ended the year essentially unchanged from a year ago. Continued low interest rates and a modestly growing economy created a very benign environment for real estate companies.

PERFORMANCE

For the year ended December 31, 2004, Clarion Real Estate Securities, Initial Class returned 32.86%. By comparison its benchmark, the Dow Jones Wilshire Real Estate Securities Index returned 34.81%.

STRATEGY REVIEW

While the portfolio's absolute performance was good for the year, we trailed the benchmark. Performance in the fourth quarter was well ahead of the benchmark, but not by enough to erase the underperformance for the year-to-date. Our underperformance for the year stemmed mostly from the third quarter when we lost nearly 100 basis points of relative performance on the General Growth Properties' ("General Growth") acquisition of Rouse Company ("Rouse") at a 33% premium. We owned the acquirer but not the acquiree. Our relative performance was also hurt during the year by our positions in healthcare and office REITs. The best performance by property sector generally came from the sectors with the best overall earnings growth. The hotel sector within the benchmark was up 52.0% in 2004 and malls were up 45.2%. The worst sectors were manufactured homes (+8.5%), health care (+21.0%) and office (+28.0%).

REITs proved to be a good source of inflation-proof income as dividends averaged over 4% in 2004, more than the rate of inflation and well above the 2.5% annual average over the last decade. The main driver of REIT returns, however, was capital appreciation. Continued low interest rates helped drive a repricing of real estate assets as cap rates declined sharply during the year. The 28% appreciation in REIT stock prices roughly matched our estimated increase in REIT Net Asset Values ("NAV"s).

Total new stock issuance increased to $15.5 billion in 108 offerings for 2004. Twenty-nine new companies made Initial Public Offerings ("IPO") in 2004 raising $8 billion. With market appreciation, the REIT industry expanded its capital base this year to $300 billion.

Offsetting the increase in the number of companies from the increased IPO activity was a continuing stream of merger deals announced this year. The blockbuster deal of the year was General Growth's acquisition of Rouse. We believe mergers and acquisitions will continue at a modest pace next year.

After two years of very strong performance, REIT valuations are above long-term averages buoyed by investors' optimism for the improving prospects of real estate. Currently, we estimate that public company valuations represent on average a premium of 7% to the private market value of their real estate portfolios and REIT stock prices represent a 14.8 multiple of forward cash earnings before depreciation ("FFO"). The dividend yield on the NAREIT equity REIT index of 4.7% now represents roughly a 40 basis point spread over the yield on the 10-year Treasury bond. While valuations are higher than historical averages, we are still cautiously optimistic about the prospects for solid future returns.

We appreciate your continued faith and confidence.

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Co-Portfolio Managers
ING Clarion Real Estate Securities

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Clarion Real Estate Securities

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	From Inception	Inception Date
Initial Class	32.86%	21.88%	12.56%	5/1/98
DJ Wilshire RES[1]	34.81%	22.32%	13.14%	5/1/98
Service Class	32.50%	–	37.75%	5/1/03

NOTES

1  The Dow Jones Wilshire Real Estate Securities (DJ Wilshire RES) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

The risks of investing in REITs are similar to investing directly in real estate. Investing in real estate presents its own risks, including declining property values, overbuilding, low occupancy rates from commercial properties, rising operating expenses and interest rates, as well as taxes and other regulatory issues.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Clarion Real Estate Securities

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,252.20	0.86%	$4.87
Hypothetical (b)	1,000.00	1,020.81	0.86	4.37
Service Class
Actual	1,000.00	1,250.90	1.11	6.28
Hypothetical (b)	1,000.00	1,019.56	1.11	5.63

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Industry
At December 31, 2004

This chart shows the percentage breakdown by Industry of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Clarion Real Estate Securities

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.4%)
Apartments (18.6%)
Apartment Investment & Management Co.–Class A (a)	82,100	$3,164
Archstone-Smith Trust	482,500	18,480
AvalonBay Communities, Inc. (a)	157,500	11,860
Camden Property Trust (a)	242,600	12,373
Essex Property Trust, Inc.	97,100	8,137
Post Properties, Inc.	157,400	5,493
United Dominion Realty Trust, Inc. (a)	658,700	16,336
Diversified (6.4%)
Liberty Property Trust (a)	326,300	14,096
Vornado Realty Trust	159,400	12,135
Health Care (1.9%)
Health Care REIT, Inc. (a)	206,951	7,895
Hotels (10.6%)
Host Marriott Corp. (a)	791,200	13,688
LaSalle Hotel Properties	116,900	3,721
Starwood Hotels & Resorts Worldwide, Inc.	358,700	20,948
Strategic Hotel Capital, Inc.	286,250	4,723
Office Property (20.2%)
Boston Properties, Inc. (a)	317,100	20,507
Corporate Office Properties Trust	283,350	8,316
Maguire Properties, Inc.	446,000	12,247
Prentiss Properties Trust	212,400	8,114
SL Green Realty Corp. (a)	313,300	18,970
Trizec Properties, Inc.	758,500	14,351
Regional Mall (18.3%)
CBL & Associates Properties, Inc.	105,400	8,047
General Growth Properties, Inc.	245,070	8,862
Macerich Co. (The)	226,400	14,218
Mills Corp. (The) (a)	342,400	21,831
Simon Property Group, Inc. (a)	334,500	21,632
Shopping Center (14.0%)
Acadia Realty Trust	241,000	3,928
Arden Realty, Inc.	327,600	12,357
Developers Diversified Realty Corp.	274,700	12,188
Pan Pacific Retail Properties, Inc.	207,400	13,004
Regency Centers Corp. (a)	278,400	15,423
Storage (0.9%)
Extra Space Storage, Inc.	274,100	3,654
Warehouse (7.5%)
Catellus Development Corp.	327,798	10,031
Prologis	473,800	20,530
Total Common Stocks (cost: $313,351)		401,259

	Principal	Value
SECURITY LENDING COLLATERAL (22.8%)
Debt (21.3%)
Bank Notes (1.7%)
Bank of America
2.27%, due 01/18/2005 (b)	$964	$964
2.26%, due 02/15/2005 (b)	964	964
2.27%, due 03/03/2005 (b)	1,124	1,124
2.30%, due 06/09/2005 (b)	482	482
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	964 1,447	964 1,447
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	482	482
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (b)	482	482
Commercial Paper (4.2%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	1,205 964	1,205 964
Fairway Finance–144A 2.36%, due 01/25/2005	1,809	1,809
Greyhawk Funding–144A 2.35%, due 02/08/2005	723	723
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	1,683	1,683
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (b) 2.39%, due 06/10/2005 (b)	3,038 3,134	3,038 3,134
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	2,406 1,681	2,406 1,681
Ranger Funding–144A 2.27%, due 01/14/2005	723	723
Euro Dollar Overnight (1.0%)
BNP Paribas 2.30%, due 01/03/2005	1,205	1,205
Harris Trust & Savings Bank 2.23%, due 01/03/2005	482	482
Royal Bank of Canada 2.25%, due 01/19/2005	2,435	2,435
Euro Dollar Terms (7.0%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	563 1,205	563 1,205
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	2,399 2,295 2,821	2,399 2,295 2,821

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Clarion Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
BNP Paribas 2.30%, due 02/01/2005	$2,411	$2,411
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	482 2,155	482 2,155
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	1,688 2,098	1,688 2,098
Den Danske Bank 2.26%, due 01/20/2005	1,205	1,205
Dexia Group 2.04%, due 01/21/2005	497	497
Fortis Bank 2.14%, due 01/12/2005	24	24
Lloyds TSB Bank 2.28%, due 02/02/2005	482	482
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	497 2,411	497 2,411
Svenska Handlesbanken 2.25%, due 01/10/2005	723	723
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	2,059 2,411	2,059 2,411
Repurchase Agreements (7.4%) (c)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $5,932 on 1/03/2005	5,931	5,931
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $9,645 on 1/03/2005	9,644	9,644

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $9,636 on 1/03/2005	$9,634	$9,634
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $4,823 on 1/03/2005	4,822	4,822
	Shares	Value
Investment Companies (1.5%)
Money Market Funds (1.5%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	77,148	77
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	1,253,655	1,254
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	2,831,373	2,831
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (d)	2,050,593	2,051
Total Security Lending Collateral (cost: $93,067)		93,067
Total Investment Securities (cost: $406,418)		$494,326
SUMMARY:
Investments, at value	121.2%	$494,326
Liabilities in excess of other assets	(21.2)%	(86,331)
Net assets	100.0%	$407,995

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $90,196.

(b)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(c)  Cash collateral for the Repurchase Agreements, valued at $30,630, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(d)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $11,194 or 2.7% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Clarion Real Estate Securities

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $406,418) (including securities loaned of $90,196)	$494,326
Cash	7,239
Receivables:
Investment securities sold	11,674
Shares sold	438
Interest	11
Dividends	2,589
516,277
Liabilities:
Investment securities purchased	14,712
Accounts payable and accrued liabilities:
Shares redeemed	214
Management and advisory fees	266
Service fees	2
Payable for collateral for securities on loan	93,067
Other	21
108,282
Net Assets	$407,995
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$213
Additional paid-in capital	278,939
Undistributed net investment income (loss)	7,503
Undistributed net realized gain (loss) from investment securities	33,432
Net unrealized appreciation (depreciation) on investment securities	87,908
Net Assets	$407,995
Net Assets by Class:
Initial Class	$396,224
Service Class	11,771
Shares Outstanding:
Initial Class	20,686
Service Class	603
Net Asset Value and Offering Price Per Share:
Initial Class	$19.15
Service Class	19.53

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$45
Dividends	9,883
Income from loaned securities–net	25
9,953
Expenses:
Management and advisory fees	2,287
Printing and shareholder reports	54
Custody fees	37
Administration fees	43
Legal fees	2
Audit fees	13
Directors fees	9
Service fees:
Service Class	12
Total expenses	2,457
Net Investment Income (Loss)	7,496
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	34,000
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	51,126
Net Gain (Loss) on Investment Securities	85,126
Net Increase (Decrease) in Net Assets Resulting from Operations	$92,622

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Clarion Real Estate Securities

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$7,496	$6,466
Net realized gain (loss) from investment securities	34,000	8,291
Net unrealized appreciation (depreciation) on investment securities	51,126	37,703
	92,622	52,460
Distributions to Shareholders:
From net investment income:
Initial Class	(6,365)	(3,718)
Service Class	(100)	(1)
	(6,465)	(3,719)
From net realized gains:
Initial Class	(6,075)	(743)
Service Class	(108)	(2)
	(6,183)	(745)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	171,827	79,755
Service Class	10,026	981
	181,853	80,736
Dividends and distributions reinvested:
Initial Class	12,440	4,461
Service Class	208	2
	12,648	4,463
Cost of shares redeemed:
Initial Class	(79,469)	(43,164)
Service Class	(1,242)	(19)
	(80,711)	(43,183)
	113,790	42,016
Net increase (decrease) in net assets	193,764	90,012
Net Assets:
Beginning of year	214,231	124,219
End of year	$407,995	$214,231
Undistributed Net Investment Income (Loss)	$7,503	$6,628

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	10,664	6,315
Service Class	597	71
	11,261	6,386
Shares issued–reinvested from distributions:
Initial Class	808	344
Service Class	13	–
	821	344
Shares redeemed:
Initial Class	(4,918)	(3,416)
Service Class	(77)	(1)
	(4,995)	(3,417)
Net increase (decrease) in shares outstanding:
Initial Class	6,554	3,243
Service Class	533	70
	7,087	3,313

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Clarion Real Estate Securities

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$15.08	$0.43	$4.35	$4.78	$(0.36)	$(0.35)	$(0.71)	$19.15
	12/31/2003	11.41	0.51	3.51	4.02	(0.29)	(0.06)	(0.35)	15.08
	12/31/2002	11.21	0.65	(0.25)	0.40	(0.13)	(0.07)	(0.20)	11.41
	12/31/2001	10.32	0.56	0.58	1.14	(0.25)	–	(0.25)	11.21
	12/31/2000	8.06	0.59	1.79	2.38	(0.12)	–	(0.12)	10.32
Service Class	12/31/2004	15.37	0.47	4.36	4.83	(0.32)	(0.35)	(0.67)	19.53
	12/31/2003	12.00	0.33	3.13	3.46	(0.03)	(0.06)	(0.09)	15.37

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	32.86%	$396,224	0.86%	0.86%	2.62%	69%
	12/31/2003	35.74	213,159	0.87	0.87	3.96	78
	12/31/2002	3.60	124,219	0.98	0.98	5.61	123
	12/31/2001	11.05	43,611	1.00	1.13	5.25	172
	12/31/2000	29.62	16,577	1.00	1.71	6.27	291
Service Class	12/31/2004	32.50	11,771	1.11	1.11	2.77	69
	12/31/2003	28.90	1,072	1.13	1.13	3.52	78

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 1, 1998
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Clarion Real Estate Securities

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Clarion Real Estate Securities ("the Fund"), part of ATSF, began operations on May 1, 1998. The Fund is "non-diversified" under the 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $166 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $11 of program income for its services. When the Fund makes a security loan, it receives cash collateral as

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Clarion Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since the Fund invests primarily in real estate securities, the value of its share may fluctuate more widely than the value of shares of a fund that invests in a broad range of industries.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$12,134	3%
Asset Allocation–Growth Portfolio	19,467	5%
Asset Allocation–Moderate Growth Portfolio	48,923	12%
Asset Allocation–Moderate Portfolio	24,936	6%
Total	$105,460	26%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.80% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Clarion Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2004. There were no amounts recaptured during the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $18. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$307,863
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	194,099
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, and REIT's.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$6
Undistributed net investment income (loss)	(156)
Accumulated net realized gain (loss) from investment securities	150

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$3,859
Long-term Capital Gain	604
2004 Distributions paid from:
Ordinary Income	8,343
Long-term Capital Gain	4,305

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Clarion Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$16,227
Undistributed Long-term Capital Gains	$25,327
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$87,289

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$407,037
Unrealized Appreciation	$87,289
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$87,289

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.80% of the first $250 million
0.775% over $250 million up to $500 million
0.70% over $500 million up to $1 billion
0.65% in excess of $1 billion

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Clarion Real Estate Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clarion Real Estate Securities (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Clarion Real Estate Securities

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purpose, the Fund has made a Long-Term Capital Gain Designation of $4,305 for the year ended December 31, 2004.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Capital Guardian Global

MARKET ENVIRONMENT

Global equity markets ended 2004 in strong fashion, posting double-digit returns in U.S. dollars in the final quarter of the year. Softening oil prices and a clear-cut result in the U.S. presidential election helped stock market sentiment. Exchange rate fluctuations played a major role as the U.S. dollar sank in value against the euro and other major currencies. European and Pacific markets had higher returns (in U.S. dollars) than North American markets.

The Federal Reserve Board raised short-term interest rates several times during the year continuing its self-described measured pace of raising rates. Mergers and acquisitions in software, telecommunications, and healthcare captivated the markets. Around the world, many global pharmaceutical companies were hurt by a difficult climate created by concerns about product safety, regulation, pricing, patent expiration and generic competition.

The export-dependent eurozone economy was hindered by the strength of the euro. The stronger United Kingdom ("U.K.") economy also slowed as the housing market cooled.

Within Japan, stocks of exporters were held back in part by the strong Yen. Elsewhere in the Pacific, the economies and stock markets of Australia and Hong Kong were standouts.

PERFORMANCE

For the year ended December 31, 2004, Capital Guardian Global, Initial Class returned 10.88%. By comparison its benchmark, the Morgan Stanley Capital International World Index ("MSCIW") returned 15.25%.

STRATEGY REVIEW

The top overall detractor for the year was stock selection in the healthcare sector. Despite strength in prior years, several of the portfolio's top holdings suffered setbacks in 2004, specifically: U.K. pharmaceutical company AstraZeneca PLC after several of its medicines received increased regulatory scrutiny or, in the case of Exanta, was not approved. Another pharmaceutical company that detracted from results in 2004 was Forest Laboratories, Inc. ("Forest Labs"). Good sales and earnings results at Forest Labs were offset by concerns over generic competitors to their anti-depressant remedy Celexa. Despite both companies' underperformance, we believe that investor's concerns regarding healthcare costs, the Federal budget deficit and prescription prices are already reflected in pharmaceutical stock valuations.

Elsewhere, the portfolio's holdings in the industrial and information technology sectors detracted from results.

The main contributor to results for the year was stock selection in the telecommunication service sector. The merger of Sprint PCS Group and Sprint Corporation (FON) Group into Sprint Corporation in late in 2004 was viewed as a positive by the market and the stock ended the year as one of the top contributors to results. America Movil, S.A. de C.V. was another standout in this sector. In Europe, our holding in Vodafone Group Plc recovered in the second half of the year, as the market recognized that the company intended to return a significant portion of its excess free cash flow to shareholders. The portfolio also benefited from stock selection in the material sector and from an overweight to the energy sector.

Capital Guardian Trust Company

Portfolio Manager

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Capital Guardian Global

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	From Inception	Inception Date
Initial Class	10.88%	(1.42)%	5.71%	2/3/98
MSCIW[1]	15.25%	(2.05)%	4.68%	2/3/98
Service Class	10.60%	–	26.04%	5/1/03

NOTES

1  The Morgan Stanley Capital InternationalWorld (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Global Portfolio, of the Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-advisor since October 9, 2000. Prior to that a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Capital Guardian Global

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,087.30	1.11%	$5.82
Hypothetical (b)	1,000.00	1,019.56	1.11%	5.63
Service Class
Actual	1,000.00	1,086.40	1.36%	7.13
Hypothetical (b)	1,000.00	1,018.30	1.36%	6.90

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At December 31, 2004

This chart shows the percentage breakdown by Region of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Capital Guardian Global

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
CONVERTIBLE BONDS ( 0.4%)
Cayman Islands (0.4%)
SMFG Finance Co. 144A	$51,000	$1,186
SMFG Finance, Ltd.	18,000	419
Total Convertible Bonds (cost: $798)		1,605
	Shares	Value
CONVERTIBLE PREFERRED STOCKS ( 0.6%)
Switzerland (0.4%)
Compagnie Financiere Richemont AG–Class A	50,793	$1,691
United States (0.2%)
Chubb Corp.	20,200	604
Total Convertible Preferred Stocks (cost: $1,631)		2,295
PREFERRED STOCKS ( 0.2%)
Brazil (0.0%)
Telesp Celular Participacoes SA (b)	80	- (a)
Germany (0.2%)
Fresenius Medical Care AG	13,400	774
Total Preferred Stocks (cost: $565)		774
COMMON STOCKS ( 93.7%)
Australia (2.3%)
Amcor, Ltd.	123,300	710
Australia & New Zealand Banking Group, Ltd.	47,554	767
Coca-Cola Amatil, Ltd.	121,500	774
Foster's Group, Ltd.	137,700	625
Macquarie Airports	166,000	408
Promina Group, Ltd.	131,900	558
Publishing & Broadcasting, Ltd.	96,100	1,317
Qantas Airways, Ltd.	248,627	723
Rinker Group, Ltd.	149,040	1,243
Toll Holdings, Ltd.	10,319	103
Wesfarmers, Ltd.	29,300	914
Westpac Banking Corp	49,100	750
Woolworths, Ltd.	58,100	683
Austria (0.3%)
Erste Bank der Oesterreichischen Sparkassen AG	400	21
Telekom Austria AG	54,562	1,034
Bermuda (1.6%)
Cooper Industries, Ltd.–Class A	11,400	774
Esprit Holdings, Ltd.	179,000	1,083
Ingersoll-Rand Co.–Class A	15,300	1,229
Li & Fung Limited	453,000	764
PartnerRe, Ltd.	16,800	1,041
Tyco International, Ltd.	23,400	836
Weatherford International, Ltd. (b)(c)	19,700	1,011

	Shares	Value
Brazil (0.1%)
Cia Vale do Rio Doce ADR	9,300	$270
Cia Vale do Rio Doce, Sponsored ADR	12,000	293
Canada (3.4%)
Alcan, Inc.	73,100	3,588
Cameco Corp.	53,400	1,870
Four Seasons Hotels, Inc. (c)	8,600	703
Great-West Lifeco, Inc. (c)	29,000	646
IGM Financial, Inc. (c)	44,300	1,355
Inco, Ltd. (b)(c)	42,300	1,556
Manulife Financial Corp. (c)	23,700	1,096
Potash Corp. of Saskatchewan	8,200	683
TELUS Corp.	18,300	553
TELUS Corp.–Non-Voting	4,700	136
Thomson Corp.	56,800	2,004
Cayman Islands (0.7%)
Seagate Technology (b)(c)	66,000	1,140
Transocean, Inc. (b)	22,000	933
XL Capital, Ltd.–Class A (c)	11,400	885
Denmark (0.2%)
Novo Nordisk A/S–Class B	16,700	912
Finland (0.1%)
Nokia OYJ	26,020	411
France (5.4%)
Air Liquide	9,670	1,787
BNP Paribas	48,300	3,498
Bouygues (c)	39,700	1,834
Carrefour SA	7,520	358
Cie Generale D'Optique Essilor International SA	14,500	1,136
France Telecom SA	11,800	391
Groupe Danone	7,400	683
L'Oreal SA	6,700	508
Renault SA	13,300	1,112
Sanofi-Aventis	100,900	8,062
Schneider Electric SA	18,100	1,259
Vivendi Universal SA (b)	58,600	1,871
Germany (3.0%)
Allianz AG	8,500	1,127
Bayerische Hypo-und Vereinsbank AG (b)	38,300	869
Bayerische Motoren Werke AG	15,200	686
DaimlerChrysler AG	64,500	3,090
Deutsche Bank AG	6,200	550
Deutsche Boerse AG (c)	10,000	602
E.ON AG	14,600	1,330
Infineon Technologies AG (b)	59,900	650

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Germany (continued)
Muenchener Rueckversicherungs AG	8,228	$1,011
SAP AG–ADR (c)	19,600	867
Siemens AG	11,900	1,009
Volkswagen AG	13,000	589
Hong Kong (0.7%)
Hang Lung Properties, Ltd.	257,000	397
Hang Seng Bank, Ltd.	52,500	730
Johnson Electric Holdings, Ltd.	8,000	8
Sun Hung Kai Properties, Ltd.	186,000	1,861
Ireland (0.8%)
CRH PLC	29,500	789
Elan Corp. PLC–ADR (b)(c)	30,100	820
Iaws Group PLC	60,000	995
Ryanair Holdings PLC, Sponsored ADR (b)(c)	13,800	562
Israel (0.4%)
Teva Pharmaceutical Industries, Ltd.–ADR	59,500	1,777
Japan (10.5%)
Advantest Corp.	4,500	386
Aeon Co., Ltd.	90,000	1,502
Bank of Yokohama, Ltd. (The)	177,000	1,116
Canon, Inc.	14,000	756
Daimaru, Inc.	89,000	729
Enplas Corp.	13,000	382
Fanuc, Ltd.	15,100	987
Hirose Electric Co., Ltd.	6,900	807
Honda Motor Co., Ltd.	15,700	814
Hoya Corp.	8,700	982
Kansai Electric Power Co. (The), Inc.	32,500	660
Konica Minolta Holdings, Inc.	44,000	584
Millea Holdings, Inc.	109	1,617
Mitsubishi Corp.	62,000	801
Mitsubishi Estate Co., Ltd.	117,000	1,370
Mitsubishi Heavy Industries, Ltd.	177,000	503
Mitsubishi Motor Corp. (b)(c)	104,000	119
Mitsubishi Tokyo Financial Group, Inc.	81	822
Mitsui Sumitomo Insurance Co., Ltd.	99,000	860
Nidec Corp.	5,400	658
Nikko Cordial Corp.	125,000	662
Nikon Corp. (c)	59,000	729
Nintendo Co., Ltd.	12,500	1,570
Nippon Electric Glass Co., Ltd.	10,000	256
Nippon Telegraph & Telephone Corp.	184	826
Nissan Motor Co., Ltd.	164,000	1,783
Nissin Food Products Co., Ltd.	33,500	840
Nitto Denko Corp.	11,500	631
Obic Co., Ltd.	3,400	675

	Shares	Value
Japan (continued)
Omron Corp.	29,000	$692
ORIX Corp.	6,400	869
Ricoh Co., Ltd.	39,000	752
Rohm Co., Ltd.	5,500	569
Sankyo Co., Ltd.	34,000	768
Sekisui House, Ltd.	60,000	699
Shimamura Co., Ltd.	7,600	555
Shionogi & Co., Ltd.	28,000	387
SMC Corp.	5,700	652
Sony Corp.	5,700	220
Sumitomo Chemical Co., Ltd.	437,000	2,141
Sumitomo Corp.	9,000	78
Sumitomo Mitsui Financial Group, Inc. (c)	281	2,043
Suzuki Motor Corp.	68,000	1,242
Takeda Pharmaceutical Co., Ltd.	17,700	891
Tokyo Electron, Ltd.	11,200	690
Tokyo Gas Co., Ltd.	247,000	1,012
UFJ Holdings, Inc. (b)	397	2,406
Uni-Charm Corp.	10,700	513
Yahoo! Japan Corp. (b)	98	471
Yamato Transport Company Ltd.	82,000	1,216
Yokogawa Electric Corp.	31,000	414
Mexico (0.4%)
America Movil SA de CV–Class L, ADR	8,400	440
America Telecom SA de CV, ADR (b)	193,800	1,113
Netherland Antilles (0.8%)
Schlumberger, Ltd.	48,700	3,260
Netherlands (5.1%)
ABN AMRO Holding NV	47,933	1,269
ASML Holding NV (b)(c)	80,900	1,298
Heineken Holding NV–Class A (c)	25,875	782
Heineken NV	50,187	1,673
ING Groep NV	16,610	502
James Hardie Industries NV	58,132	305
Koninklijke Philips Electronics NV	11,800	313
Koninklijke Philips Electronics NV, NY Shares	2,100	56
Reed Elsevier NV	40,500	552
Royal Dutch Petroleum Co.	117,500	6,762
Royal Dutch Petroleum Co.–NY Shares	41,700	2,393
Royal Dutch Petroleum Co.–Ordinary Shares	25,100	1,440
Royal KPN NV	85,500	812
Royal Numico NV (b)	23,400	844
STMicroelectronics NV	30,100	587
Unilever NV	14,500	972
Vedior NV	42,000	684

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Norway (0.6%)
Norsk Hydro ASA	10,500	$827
Norske Skogindustrier ASA	34,300	742
Statoil ASA	52,700	827
Panama (0.2%)
Carnival Corp.	16,300	939
Portugal (0.2%)
Portugal Telecom SGPS SA	67,000	829
Russia (0.0%)
YUKOS, ADR (b)(c)	21,100	55
Singapore (0.5%)
Singapore Telecommunications, Ltd.	618,990	899
United Overseas Bank, Ltd.	66,000	558
Venture Corp., Ltd.	46,000	448
South Africa (0.6%)
Sasol, Ltd.	108,000	2,323
South Korea (0.5%)
Samsung Electronics Co., Ltd.	3,700	1,610
Samsung Electronics Co., Ltd., GDR (c)	2,250	493
Samsung Electronics Co., Ltd., GDR, 144A	580	127
Spain (2.1%)
Banco Bilbao Vizcaya Argentaria SA (c)	191,400	3,394
Banco Santander Central Hispano SA	62,300	773
Inditex SA	39,700	1,171
Repsol YPF SA	31,300	815
Telefonica SA	143,788	2,708
Sweden (0.9%)
ForeningsSparbanken AB	10,000	249
Telefonaktiebolaget LM Ericsson, Sponsored ADR (b)(c)	75,100	2,365
Telefonaktiebolaget LM Ericsson–Class B (b)	310,600	991
Switzerland (4.9%)
Credit Suisse Group (b)	21,646	910
Holcim, Ltd.	51,826	3,123
Lindt & Spruengli AG	620	882
Nestle SA	10,464	2,738
Nobel Biocare Holding AG	5,911	1,071
Novartis AG	97,111	4,894
Straumann Holding AG	4,142	860
Swiss Reinsurance	30,724	2,192
Swisscom AG	6,773	2,669
UBS AG	13,900	1,166
Taiwan (0.2%)
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	92,991	789

	Shares	Value
United Kingdom (9.7%)
ARM Holdings PLC	33,000	$70
AstraZeneca PLC	194,600	7,074
AstraZeneca PLC–ADR	82,500	3,002
Barclays PLC	72,800	819
BG Group PLC	117,900	802
BHP Billiton PLC	107,947	1,266
Bradford & Bingley PLC	19,200	124
Corus Group PLC	413,600	-	(a)
Diageo PLC	180,300	2,573
HBOS PLC	156,300	2,546
HSBC Holdings PLC	124,074	2,095
Lloyds TSB Group PLC	92,000	836
National Grid Transco PLC	101,100	963
Pearson PLC	124,500	1,503
Reckitt Benckiser PLC	22,100	668
Reed Elsevier PLC	81,200	749
Royal Bank of Scotland Group PLC	106,300	3,577
Unilever PLC	95,100	934
Vodafone Group PLC	3,729,866	10,119
Wolseley PLC	40,500	757
United States (37.5%)
Advanced Micro Devices, Inc. (b)(c)	47,300	1,042
Affiliated Computer Services, Inc.–Class A (b)(c)	17,600	1,059
Agilent Technologies, Inc. (b)	39,600	954
Allergan, Inc.	38,000	3,081
Altera Corp. (b)(c)	31,100	644
Altria Group, Inc.	30,600	1,870
Amazon.com, Inc. (b)	10,700	474
American International Group, Inc.	30,050	1,973
American Standard Cos., Inc. (b)	53,000	2,190
American Tower Corp.–Class A (b)	23,700	436
AmeriCredit Corp. (b)(c)	10,600	259
Amgen, Inc. (b)	75,500	4,843
Anheuser-Busch Cos., Inc.	71,000	3,602
Applera Corp.-Applied Biosystems Group	35,300	738
Applied Materials, Inc. (b)	290,159	4,962
Applied Micro Circuits Corp. (b)	71,900	303
AT&T Corp.	58,400	1,113
Automatic Data Processing, Inc.	51,900	2,302
Avon Products, Inc.	11,000	426
Baker Hughes, Inc.	27,200	1,161
Beazer Homes USA, Inc. (c)	4,600	673
Berkshire Hathaway, Inc.–Class A (b)	34	2,989
Biogen Idec, Inc. (b)	4,300	286
Boston Scientific Corp. (b)	18,200	647
Brocade Communications Systems, Inc. (b)	158,200	1,209

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
United States (continued)
Cablevision Systems Corp.–Class A (b)	120,752	$3,007
Checkfree Corp. (b)(c)	17,400	663
Chubb Corp.	9,500	731
Cisco Systems, Inc. (b)	172,600	3,331
Citigroup, Inc.	15,500	747
Comcast Corp.–Class A (b)(c)	25,500	849
Costco Wholesale Corp.	18,700	905
Delphi Corp. (c)	123,800	1,117
DIRECTV Group (The), Inc. (b)	64,098	1,073
Dow Chemical Co. (The)	24,300	1,203
Duke Energy Corp.	52,400	1,327
eBay, Inc. (b)	17,700	2,058
Emerson Electric Co.	9,400	659
Estee Lauder Cos. (The), Inc.–Class A	7,900	362
Exxon Mobil Corp.	70,400	3,609
Fannie Mae	80,100	5,704
Fluor Corp.	30,200	1,646
Forest Laboratories, Inc. (b)	115,500	5,181
Freddie Mac	56,100	4,135
General Electric Co.	60,800	2,219
General Motors Corp. (c)	15,500	621
Golden West Financial Corp.	43,600	2,678
Goldman Sachs Group, Inc. (The)	6,300	655
IAC/InterActiveCorp (b)(c)	50,200	1,387
IKON Office Solutions, Inc.	74,700	864
Illinois Tool Works, Inc.	4,400	408
Intel Corp.	44,400	1,039
International Paper Co.	14,500	609
Jabil Circuit, Inc. (b)	26,100	668
JPMorgan Chase & Co.	78,488	3,062
Kinder Morgan, Inc.	12,200	892
KLA-Tencor Corp. (b)	101,500	4,728
Kraft Foods, Inc.–Class A (c)	15,000	534
Lilly (Eli) & Co.	46,400	2,633
Lincare Holdings, Inc. (b)	21,800	930
Linear Technology Corp.	18,300	709
Lowe's Cos., Inc.	32,700	1,883
Lucent Technologies, Inc. Warrants, Expires 12/10/2007 (b)	466	1
Medtronic, Inc.	25,800	1,281
Microsoft Corp.	98,600	2,634
Navistar International Corp. (b)	28,500	1,253
News Corp., Inc.–Class A (c)	51,513	961
Northern Trust Corp.	14,600	709
Northrop Grumman Corp.	6,000	326
Novellus Systems, Inc. (b)	16,400	457
OfficeMax, Inc.	19,600	615
Pepsi Bottling Group, Inc. (c)	25,600	692
PepsiCo, Inc.	32,400	1,691
Pfizer, Inc.	43,200	1,162
PMC-Sierra, Inc. (b)	28,100	316
QUALCOMM, Inc.	69,400	2,943

	Shares	Value
United States (continued)
Qwest Communications International (b)	79,500	$353
SLM Corp.	67,100	3,582
Sprint Corp. (FON Group)	292,950	7,280
Starwood Hotels & Resorts Worldwide, Inc.	20,400	1,191
State Street Corp.	22,000	1,081
Sun Microsystems, Inc. (b)	122,700	660
SYSCO Corp.	48,800	1,863
Tenet Healthcare Corp. (b)(c)	97,700	1,073
Teradyne, Inc. (b)(c)	55,700	951
Time Warner, Inc. (b)	251,150	4,882
United Technologies Corp.	22,500	2,325
Unocal Corp.	44,500	1,924
Verizon Communications, Inc.	26,900	1,090
Washington Mutual, Inc.	48,400	2,046
WellPoint, Inc. (b)	10,300	1,184
Wells Fargo & Co.	66,100	4,108
Xilinx, Inc.	33,000	978
Total Common Stocks (cost: $317,149)		389,572
	Principal	Value
SECURITY LENDING COLLATERAL ( 8.0%)
Debt (7.5%)
Bank Notes (0.6%)
Bank of America
2.26%, due 02/15/2005 (d)	$346	$346
2.27%, due 01/18/2005 (d)	346	346
2.27%, due 03/03/2005 (d)	403	403
2.30%, due 06/09/2005 (d)	173	173
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	520 346	520 346
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	173	173
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (d)	173	173
Commercial Paper (1.5%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	433 346	433 346
Fairway Finance–144A 2.36%, due 01/25/2005	650	650
Greyhawk Funding–144A 2.35%, due 02/08/2005	260	260
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	604	604
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (d) 2.39%, due 06/10/2005 (d)	1,091 1,126	1,091 1,126
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	864 604	864 604
Ranger Funding–144A 2.27%, due 01/14/2005	260	260

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (0.2%)
Harris Trust & Savings Bank 2.23%, due 01/03/2005	$173	$173
Royal Bank of Canada 2.25%, due 01/19/2005	874	874
Euro Dollar Terms (2.6%)
Bank of Montreal 2.13%, due 02/02/2005 2.26%, due 01/28/2005	433 202	433 202
Bank of Nova Scotia 2.32%, due 02/08/2005 2.33%, due 01/13/2005 2.33%, due 01/24/2005	824 1,013 862	824 1,013 862
BNP Paribas 2.30%, due 01/03/2005 2.30%, due 02/01/2005	433 866	433 866
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	774 173	774 173
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	606 753	606 753
Den Danske Bank 2.26%, due 01/20/2005	433	433
Dexia Group 2.04%, due 01/21/2005	178	178
Fortis Bank 2.14%, due 01/12/2005	9	9
Lloyds TSB Bank 2.28%, due 02/02/2005	173	173
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	178 866	178 866
Svenska Handlesbanken 2.25%, due 01/10/2005	260	260
Wells Fargo & Co. 2.31%, due 01/28/2005 2.32%, due 01/14/2005	866 739	866 739
Repurchase Agreements (2.6%) (e)
Credit Suisse First Boston (USA), Inc. 2.35%, dated 12/31/2004 to be repurchased at $2,130 on 01/03/05	2,130	2,130
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreemnet dated 12/31/2004 to be repurchased at $3,461 at 01/03/2005	3,460	3,460
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,732 on 01/03/2005	1,732	1,732

	Principal	Value
Repurchase Agreements (continued)
The Goldman Sachs Group, Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $3,464 on 01/03/2005	$3,463	$3,463
	Shares	Value
Investment Companies (0.5%)
Money Market Funds (0.5%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	27,705	$28
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	450,210	450
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	1,016,796	1,017
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (f)	736,404	736
Total Security Lending Collateral (cost: $33,422)		33,422
Total Investment Securities (cost: $353,565)		$427,668
SUMMARY:
Investments, at value	102.9%	$427,668
Liabilities in excess of other assets	(2.9)%	(12,005)
Net assets	100.0%	$415,663
FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Euro Dollar	(334)	06/27/2005	$(452)	$(3)
Japanese Yen	(170,379)	03/01/2005	(1,665)	(4)
Swiss Franc	(1,467)	02/17/2005	(1,250)	(44)
Swiss Franc	(1,906)	03/01/2005	(1,676)	(5)
			$(5,043)	$(56)
FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

Currency Bought		Currency Sold		Settlement Date	Net Unrealized Appreciation (Depreciation)
British Pound Sterling	972	Swiss Franc	(2,103)	03/10/2005	$4
British Pound Sterling	934	Swiss Franc	(2,010)	06/30/2005	(9)
					$(5)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Pharmaceuticals	10.9%	$45,773
Commercial Banks	9.9%	39,946
Telecommunications	7.5%	31,536
Electronic Components & Accessories	3.6%	14,870
Business Credit Institutions	3.5%	14,559
Petroleum Refining	3.5%	14,418
Oil & Gas Extraction	3.4%	13,829
Insurance	3.3%	13,783
Industrial Machinery & Equipment	3.0%	12,519
Instruments & Related Products	2.7%	11,602
Computer & Data Processing Services	2.7%	11,335
Automotive	2.6%	10,524
Food & Kindred Products	2.0%	8,391
Chemicals & Allied Products	2.0%	8,239
Computer & Office Equipment	1.9%	7,856
Communications Equipment	1.8%	7,596
Beverages	1.7%	6,759
Radio & Television Broadcasting	1.5%	6,078
Motion Pictures	1.4%	5,843
Beer, Wine & Distilled Beverages	1.3%	5,653
Electronic & Other Electric Equipment	1.3%	5,609
Communication	1.3%	5,365
Business Services	1.2%	5,168
Residential Building Construction	1.2%	5,000
Savings Institutions	1.2%	4,724
Medical Instruments & Supplies	1.2%	4,633
Wholesale Trade Durable Goods	1.2%	4,578
Electric Services	1.0%	4,280
Lumber & Other Building Materials	1.0%	4,220
Metal Mining	1.0%	3,989
Personal Credit Institutions	1.0%	3,841
Wholesale Trade Nondurable Goods	0.9%	3,769
Primary Metal Industries	0.8%	3,588
Stone, Clay & Glass Products	0.7%	3,123
Holding & Other Investment Offices	0.7%	2,989

	Percentage of Net Assets	Value
Security & Commodity Brokers	0.7%	$2,672
Aerospace	0.7%	2,651
Life Insurance	0.5%	2,244
Retail Trade	0.5%	2,165
Health Services	0.5%	2,003
Gas Production & Distribution	0.5%	1,904
Hotels & Other Lodging Places	0.4%	1,894
Engineering & Management Services	0.4%	1,834
Motor Vehicles, Parts & Supplies	0.4%	1,783
Shoe Stores	0.4%	1,726
Construction	0.4%	1,646
Manufacturing Industries	0.4%	1,570
Misc. General Merchandise Stores	0.4%	1,502
Department Stores	0.4%	1,412
Printing & Publishing	0.3%	1,301
Air Transportation	0.3%	1,285
Paper & Allied Products	0.3%	1,224
Trucking & Warehousing	0.2%	1,216
Water Transportation	0.2%	939
Variety Stores	0.2%	905
Transportation Equipment	0.2%	764
Paper & Paper Products	0.2%	742
Metal Cans & Shipping Containers	0.2%	710
Mining	0.2%	683
Mortgage Bankers & Brokers	0.1%	532
Electrical Goods	0.1%	493
Food Stores	0.0%	358
Transportation & Public Utilities	0.0%	103
Investments, at value	94.9%	394,246
Short-term investments	8.0%	33,422
Liabilities in excess of other assets	(2.9)%	(12,005)
Net assets	100.0%	$415,663

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Value is less than $1.

(b)  No dividends were paid during the preceding twelve months.

(c)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $31,854.

(d)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(e)  Cash collateral for the Repurchase Agreements, valued at $11,000, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(f)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $5,334 or 1.3% of the net assets of the Fund.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Capital Guardian Global

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $353,565) (including securities loaned of $31,854)	$427,668
Cash	20,712
Receivables:
Investment securities sold	518
Shares sold	484
Interest	33
Dividends	367
Dividend reclaims receivable	43
449,825
Liabilities:
Investment securities purchased	214
Accounts payable and accrued liabilities:
Shares redeemed	83
Management and advisory fees	344
Service fees	1
Payable for collateral for securities on loan	33,422
Unrealized depreciation on forward foreign currency contracts	61
Other	37
34,162
Net Assets	$415,663
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($0.01 par value)	$323
Additional paid-in capital	328,045
Undistributed net investment income (loss)	1,235
Undistributed net realized gain (loss) from investment securities and foreign currency transactions	12,014
Net unrealized appreciation (depreciation) on:
Investment securities	74,103
Translation of assets and liabilites denominated in foreign currencies	(57)
Net Assets	$415,663
Net Assets by Class:
Initial Class	$409,831
Service Class	5,832
Shares Outstanding:
Initial Class	31,811
Service Class	453
Net Asset Value and Offering Price Per Share:
Initial Class	$12.88
Service Class	12.88

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$130
Dividends	6,446
Income from loaned securities–net	144
Less withholding taxes on foreign dividends	(442)
6,278
Expenses:
Management and advisory fees	3,649
Printing and shareholder reports	14
Custody fees	203
Administration fees	54
Legal fees	4
Audit fees	16
Directors fees	12
Service fees:
Service class	8
Total expenses	3,960
Net Investment Income (Loss)	2,318
Net Realized Gain (Loss) from:
Investment securities	19,300
Foreign currency transactions	(1,007)
18,293
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	16,450
Translation of assets and liabilities denominated in foreign currencies	183
16,633
Net Gain (Loss) on Investments and Foreign Currency Transactions	34,926
Net Increase (Decrease) in Net Assets Resulting from Operations	$37,244

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Capital Guardian Global

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,318	$942
Net realized gain (loss) from investment securities and foreign currency transactions	18,293	1,558
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	16,633	67,078
	37,244	69,578
Distributions to Shareholders:
From net investment income:
Initial Class	(1,283)	(406)
Service Class	(4)	–
	(1,287)	(406)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	120,022	88,443
Service Class	4,471	1,345
	124,493	89,788
Dividends and distributions reinvested:
Initial Class	1,283	406
Service Class	4	–
	1,287	406
Cost of shares redeemed:
Initial Class	(18,579)	(6,730)
Service Class	(317)	(261)
	(18,896)	(6,991)
	106,884	83,203
Net increase (decrease) in net assets	142,841	152,375
Net Assets:
Beginning of year	272,822	120,447
End of year	$415,663	$272,822
Undistributed Net Investment Income (Loss)	$1,235	$1,227

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	9,974	9,771
Service Class	377	128
	10,351	9,899
Shares issued–reinvested from distributions:
Initial Class	116	42
Service Class	–	–
	116	42
Shares redeemed:
Initial Class	(1,574)	(710)
Service Class	(28)	(24)
	(1,602)	(734)
Net increase (decrease) in shares outstanding:
Initial Class	8,516	9,103
Service Class	349	104
	8,865	9,207

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Capital Guardian Global

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$11.66	$0.08	$1.18	$1.26	$(0.04)	$–	$(0.04)	$12.88
	12/31/2003	8.49	0.05	3.14	3.19	(0.02)	–	(0.02)	11.66
	12/31/2002	10.57	0.01	(2.07)	(2.06)	(0.02)	–	(0.02)	8.49
	12/31/2001	12.06	–	(1.22)	(1.22)	–	(0.27)	(0.27)	10.57
	12/31/2000	15.77	0.02	(2.37)	(2.35)	–	(1.36)	(1.36)	12.06
Service Class	12/31/2004	11.66	0.05	1.18	1.23	(0.01)	–	(0.01)	12.88
	12/31/2003	8.76	(0.01)	2.91	2.90	–	–	–	11.66

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	10.88%	$409,831	1.10%	1.10%	0.65%	23%
	12/31/2003	37.60	271,610	1.14	1.14	0.48	20
	12/31/2002	(19.52)	120,447	1.29	1.29	0.17	33
	12/31/2001	(10.36)	44,477	1.34	1.35	0.03	45
	12/31/2000	(15.42)	50,351	1.28	1.30	0.08	303
Service Class	12/31/2004	10.60	5,832	1.35	1.35	0.38	23
	12/31/2003	33.11	1,212	1.39	1.39	(0.14)	20

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – February 3, 1998

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d)  For the years ended December 31, 2004 and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Capital Guardian Global

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Capital Guardian Global ("the Fund"), part of ATSF, began operations as part of the Endeavor Series Trust on February 3, 1998. The Fund became part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Directors of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Capital Guardian Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $102 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $62 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% (105% for non-U.S. Dollar based securities) of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Capital Guardian Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2004, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the assets allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$20,223	5%
Asset Allocation–Moderate Portfolio	42,987	10%
Asset Allocation–Moderate Growth Portfolio	72,352	17%
Asset Allocation–Growth Portfolio	73,266	18%
Total	$208,828	50%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

1.05% of the first $150 million of ANA
1.00% of the next $150 million of ANA
0.95% of the next $200 million of ANA
0.925% of ANA over 500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.32% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2004. There were no amounts subject to recapture at December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Capital Guardian Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amount was $18. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$181,103
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	80,401
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, return of capital and post October loss deferral.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$3
Undistributed net investment income (loss)	(1,023)
Accumulated net realized gain (loss) from investment securities	1,020

The capital loss carryforwards utilized during the year ended December 31, 2004 were $6,397.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$406
Long-term Capital Gain	–
2004 Distributions paid from:
Ordinary Income	1,287
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$1,367
Undistributed Long-term Capital Gains	$12,629
Post October Currency Loss Deferral	$(204)
Net Unrealized Appreciation (Depreciation)	$73,503	*

*  Amounts include unrealized appreciation (depreciation) from derivatives and foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$354,168
Unrealized Appreciation	$79,130
Unrealized (Depreciation)	(5,630)
Net Unrealized Appreciation (Depreciation)	$73,500

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

16

Capital Guardian Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 5.–(continued)

scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to AFTA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

1.05% of the first $150 million
1.00% over $150 million up to $300 million
0.90% over $300 million up to $500 million
0.825% over $500 million up to $750 million
0.80% over $750 million up to $1 billion
0.75% over $1 billion up to $2 billion
0.70% in excess of $2 billion

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

17

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Capital Guardian Global

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Guardian Global (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

18

Capital Guardian U.S. Equity

MARKET ENVIRONMENT

Late October marked a peak in oil prices and the start of a rally for U.S. stocks. As oil declined, stocks steadily rose, ending the year with the broad indices up around 11%. This brought returns, which were nearly flat at the end of the third quarter, well into positive territory. In addition to falling energy prices, stocks rallied after the conclusion of the U.S. presidential election and in response to a spate of mergers and acquisitions (primarily in software, telecommunications and healthcare), and healthy economic data, including a continued gradual improvement in job creation and income growth.

The best-returning sectors for the year were energy (supported by high oil prices) utilities and telecommunication services. The pharmaceuticals industry within the healthcare sector was the weakest one for the year. This was primarily driven by growing public debate about product safety that impacted several of the large pharmaceutical companies in the Standard and Poor's 500 Composite Stock Index ("S&P 500"). The information technology ("IT") and consumer staples sectors also underperformed the market during the year.

The Federal Reserve Board slowly raised short-term interest rates during the year, continuing its move toward a neutral monetary policy.

PERFORMANCE

For the year ended December 31, 2004, Capital Guardian U.S. Equity, Initial Class returned 9.77%. By comparison its benchmark, the S&P 500 returned 10.87%.

STRATEGY REVIEW

The top overall detractor for the year was stock selection in the healthcare sector, primarily within the portfolio's holdings in the pharmaceutical industry. Despite strength in prior years, several of the portfolio's top holdings suffered setbacks in 2004. United Kingdom's pharmaceutical company AstraZeneca PLC ("AstraZeneca") was the top overall relative detractor for the year after several of its medicines received increased regulatory scrutiny or, in the case of Exanta, was not approved. Despite the stock's underperformance, we believe that investor's macro/political concerns regarding healthcare costs, the Federal budget deficit and prescription prices are already reflected in pharmaceutical stock valuations. While there has been some trimming of AstraZeneca, it ended the year as the largest position in the portfolio. Another pharmaceutical company that detracted from results in 2004 was Forest Laboratories, Inc. ("Forest Labs"). Results at Forest labs were dampened by concerns over generic competitors to their anti-depressant medicine Celexa. While Celexa's earnings stream may be depressed by the introduction of generic versions to the marketplace, we continue to find the company's valuations compelling and it remains a top holding in the portfolio.

Sector selection was a detractor in the information technology sector, primarily within the semiconductor and semiconductor capital equipment company industries where we anticipated stronger demand than current valuations suggest. Applied Materials, Inc., KLA-Tencor Corporation, Intel Corporation and Teradyne, Inc. were all down for the year and were among the portfolio's top absolute detractors.

The top contributor to results for the year was stock selection within the telecommunication services sector. Performance in this area was driven primarily by the portfolio's holdings in Sprint PCS Group and Sprint Corporation (FON) Group. The recombination of these two companies into Sprint Corporation ("Sprint") was looked on as a positive by the market and the stock ended the year up significantly. Sprint ended the year as the third largest position in the portfolio.

Stock selection within the financial sector was the second largest relative contributor to results for the year. SLM Corporation ("SLM") was the top performing stock in this sector, after being one of the top contributors in 2003 as well. Growth at SLM has been supported by higher loan volumes (more students) and ever-rising tuition rates. SLM ended the year as the portfolio's second largest position. Bank One Corporation was also a top contributor for the year.

The consumer staples sector in the S&P 500 underperformed the market, but our holdings did better on average and was the third largest relative contributor for the year. Results in this sector were driven by CostCo Wholesale Corporation, Altria Group, Inc. and The Estee Lauder Companies Inc.

Investors were cautious in 2004, doubting the sustainability of strong economic growth rates in the U.S. and elsewhere and focusing instead on the implications of soaring energy prices and setbacks in Iraq. Any signs of stabilization in Iraq or further easing of energy prices might be helpful to investor sentiment.

As a result of many individual decisions on stocks, the portfolio in aggregate is underweight the largest capitalization stocks and emphasizes relatively smaller companies within the large-cap universe. The portfolio's largest deviations from the S&P 500 on a sector basis are overweight positions in healthcare and energy and underweight positions in financials and consumer staples.

Capital Guardian Trust Company

Portfolio Manager

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Capital Guardian U.S. Equity

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Initial Class	9.77%	2.59%	10/9/00
S&P 500[1]	10.87%	(1.94)%	10/9/00
Service Class	9.49%	21.53%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.fund.sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity of Endeavor Series Trust.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Capital Guardian U.S. Equity

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,062.80	0.90%	$4.67
Hypothetical (b)	1,000.00	1,020.61	0.90	4.57
Service Class
Actual	1,000.00	1,061.20	1.16	6.01
Hypothetical (b)	1,000.00	1,019.30	1.16	5.89

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Capital Guardian U.S. Equity

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.2%)
Metal Mining (0.2%)
Phelps Dodge Corp. Preferred–Class A, Convertible	3,100	$639
Total Convertible Preferred Stocks (cost: $277)		639
COMMON STOCKS (96.5%)
Aerospace (1.4%)
General Dynamics Corp.	3,900	408
Northrop Grumman Corp.	8,400	457
United Technologies Corp.	28,900	2,987
Amusement & Recreation Services (0.1%)
Walt Disney Co.	6,500	181
Automotive (0.1%)
Navistar International Corp. (a)	7,900	347
Automotive Dealers & Service Stations (0.3%)
AutoNation, Inc. (a)	39,900	767
Beverages (2.4%)
Anheuser-Busch Cos., Inc.	71,700	3,637
Pepsi Bottling Group, Inc. (b)	21,100	571
PepsiCo, Inc.	46,200	2,412
Business Credit Institutions (2.4%)
Fannie Mae	47,300	3,368
Freddie Mac	43,400	3,199
Business Services (1.6%)
Clear Channel Communications, Inc.	1,600	54
eBay, Inc. (a)	20,200	2,349
Monster Worldwide, Inc. (a)	23,700	797
Omnicom Group, Inc.	6,800	573
Robert Half International, Inc.	18,900	556
Chemicals & Allied Products (2.8%)
Air Products & Chemicals, Inc.	19,600	1,136
Avon Products, Inc.	26,900	1,041
Dow Chemical Co. (The)	39,000	1,931
du Pont (E.I.) de Nemours & Co.	37,200	1,825
Estee Lauder Cos. (The), Inc.–Class A	12,900	590
Procter & Gamble Co. (The)	21,100	1,162
Commercial Banks (4.7%)
JPMorgan Chase & Co.	142,604	5,563
State Street Corp.	25,700	1,262
Wells Fargo & Co.	98,600	6,128
Communication (1.4%)
American Tower Corp.–Class A (a)	13,100	241
Cablevision Systems Corp.–Class A (a)	56,073	1,396
Comcast Corp.–Class A (a)	19,700	656

	Shares	Value
Communication (continued)
DIRECTV Group (The), Inc. (a)	60,637	$1,015
Viacom, Inc.–Class B	17,900	651
Communications Equipment (1.3%)
Corning, Inc. (a)	47,200	556
Lucent Technologies, Inc. Warrants, Expires 12/10/2007 (a)	1,138	2
QUALCOMM, Inc.	71,200	3,019
Computer & Data Processing Services (5.3%)
Affiliated Computer Services, Inc.–Class A (a)(b)	57,400	3,455
Automatic Data Processing, Inc.	42,800	1,898
Cadence Design Systems, Inc. (a)(b)	36,700	507
Checkfree Corp. (a)	19,600	746
Google, Inc.–Class A (a)(b)	3,100	599
Microsoft Corp.	147,000	3,926
SAP AG–ADR (b)	21,400	946
Sun Microsystems, Inc. (a)	292,200	1,572
VeriSign, Inc. (a)	24,800	831
Computer & Office Equipment (3.0%)
Apple Computer, Inc. (a)	11,100	715
Cisco Systems, Inc. (a)	152,700	2,947
Hewlett-Packard Co.	16,057	337
International Business Machines Corp.	12,100	1,193
Jabil Circuit, Inc. (a)	59,400	1,519
Lexmark International, Inc. (a)	8,700	740
Seagate Technology (b)	50,100	865
Construction (1.1%)
Fluor Corp. (b)	55,700	3,036
Electric Services (1.4%)
AES Corp. (The) (a)	128,600	1,758
Duke Energy Corp.	87,400	2,214
Electric, Gas & Sanitary Services (0.2%)
NiSource, Inc.	21,300	485
Electrical Goods (0.3%)
Avnet, Inc. (a)	45,800	835
Electronic & Other Electric Equipment (2.8%)
Cooper Industries, Ltd.–Class A	17,400	1,181
Emerson Electric Co.	8,800	617
General Electric Co.	163,200	5,957
Electronic Components & Accessories (3.5%)
Advanced Micro Devices, Inc. (a)(b)	35,100	773
Altera Corp. (a)	46,900	971
Applied Micro Circuits Corp. (a)	47,000	198
ASML Holding NV, ADR (a)	40,300	641

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Capital Guardian U.S. Equity

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Electronic Components & Accessories (continued)
Flextronics International, Ltd. (a)	57,200	$791
Intel Corp.	78,000	1,824
JDS Uniphase Corp. (a)(b)	135,400	429
Linear Technology Corp.	17,100	663
Micron Technology, Inc. (a)(b)	44,200	546
Novellus Systems, Inc.	18,600	519
PMC-Sierra, Inc. (a)(b)	57,400	646
Tyco International, Ltd.	16,600	593
Xilinx, Inc.	32,400	961
Food & Kindred Products (3.1%)
Altria Group, Inc.	51,700	3,159
Campbell Soup Co.	60,000	1,793
Kraft Foods, Inc.–Class A (b)	52,000	1,852
Unilever NV–NY Shares	27,100	1,808
Furniture & Home Furnishings Stores (0.4%)
Williams-Sonoma, Inc. (a)(b)	34,800	1,219
Gas Production & Distribution (0.6%)
Kinder Morgan, Inc.	10,414	762
Williams Cos., Inc.	47,700	777
Health Services (1.8%)
DaVita, Inc. (a)	17,400	688
Lincare Holdings, Inc. (a)(b)	80,500	3,433
Tenet Healthcare Corp. (a)(b)	79,400	872
Holding & Other Investment Offices (1.4%)
Berkshire Hathaway, Inc.–Class A (a)	36	3,164
General Growth Properties, Inc. REIT	17,600	636
Hotels & Other Lodging Places (0.4%)
Las Vegas Sands Corp. (a)(b)	6,500	312
Starwood Hotels & Resorts Worldwide, Inc.	14,300	835
Industrial Machinery & Equipment (4.6%)
American Standard Cos., Inc. (a)	60,200	2,487
Applied Materials, Inc. (a)	308,900	5,282
Baker Hughes, Inc.	30,100	1,284
Illinois Tool Works, Inc.	13,300	1,233
Ingersoll-Rand Co.–Class A	23,400	1,879
Lam Research Corp. (a)	21,000	607
Instruments & Related Products (3.5%)
Agilent Technologies, Inc. (a)	93,900	2,263
Applera Corp.–Applied Biosystems Group	87,800	1,836
Credence Systems Corp. (a)	9,700	89
KLA-Tencor Corp. (a)	86,900	4,048
Teradyne, Inc. (a)	79,100	1,350
Insurance (3.1%)
American International Group, Inc.	40,000	2,627

	Shares	Value
Insurance (continued)
Assurant, Inc.	3,400	$104
Chubb Corp.	13,800	1,061
Everest Re Group, Ltd.	3,400	305
PMI Group, Inc. (The)	33,500	1,399
WellPoint, Inc. (a)	12,400	1,426
XL Capital, Ltd.–Class A (b)	20,700	1,607
Insurance Agents, Brokers & Service (0.4%)
Hartford Financial Services Group, Inc.	14,399	998
Lumber & Other Building Materials (1.8%)
Lowe's Cos., Inc.	84,300	4,855
Manufacturing Industries (0.2%)
Mattel, Inc.	27,000	526
Medical Instruments & Supplies (1.9%)
Becton Dickinson & Co.	21,300	1,210
Boston Scientific Corp. (a)	47,800	1,699
Guidant Corp.	27,575	1,988
Medtronic, Inc.	9,400	467
Motion Pictures (1.6%)
Time Warner, Inc. (a)	231,050	4,492
Oil & Gas Extraction (4.9%)
BJ Services Co.	14,200	661
Equitable Resources, Inc.	13,700	831
Schlumberger, Ltd.	54,200	3,629
Shell Transport & Trading Co. PLC–NY Shares ADR (b)	28,400	1,460
Transocean, Inc. (a)(b)	39,900	1,691
Unocal Corp.	77,600	3,355
Weatherford International, Ltd. (a)(b)	36,300	1,862
Paper & Allied Products (0.9%)
International Paper Co.	20,500	861
Kimberly-Clark Corp.	12,900	849
OfficeMax, Inc.	28,600	897
Personal Credit Institutions (2.8%)
AmeriCredit Corp. (a)(b)	23,900	584
SLM Corp.	132,400	7,069
Petroleum Refining (3.4%)
Exxon Mobil Corp.	88,100	4,516
Royal Dutch Petroleum Co.–NY Shares	83,200	4,774
Pharmaceuticals (12.4%)
Allergan, Inc.	64,500	5,229
Amgen, Inc. (a)	66,200	4,247
AstraZeneca PLC–ADR (b)	226,200	8,231
Biogen Idec, Inc. (a)	4,400	293
Elan Corp. PLC–ADR (a)(b)	18,700	510

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Capital Guardian U.S. Equity

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (continued)
Forest Laboratories, Inc. (a)(b)	147,600	$6,621
Genentech, Inc. (a)	10,400	566
ImClone Systems, Inc. (a)(b)	10,800	498
Lilly (Eli) & Co.	61,400	3,484
Medco Health Solutions, Inc. (a)	25,200	1,048
Pfizer, Inc.	45,000	1,210
Sepracor, Inc. (a)(b)	5,600	333
Teva Pharmaceutical Industries, Ltd.–ADR (b)	65,000	1,941
Primary Metal Industries (0.5%)
Alcoa, Inc.	42,100	1,323
Printing & Publishing (0.2%)
Knight-Ridder, Inc.	7,000	469
Radio & Television Broadcasting (0.6%)
IAC/InterActiveCorp (a)(b)	59,000	1,630
Radio, Television & Computer Stores (0.3%)
RadioShack Corp. (b)	24,800	815
Railroads (0.2%)
Union Pacific Corp.	7,800	525
Retail Trade (0.7%)
Amazon.com, Inc. (a)(b)	15,000	664
Dollar Tree Stores, Inc. (a)	39,800	1,141
Savings Institutions (2.3%)
Golden West Financial Corp.	45,800	2,813
Washington Mutual, Inc.	83,300	3,522
Security & Commodity Brokers (0.2%)
Goldman Sachs Group, Inc. (The)	4,900	510
Telecommunications (3.1%)
Qwest Communications International (a)	24,400	108
SBC Communications, Inc.	19,900	513
Sprint Corp. (FON Group)	277,950	6,907
Verizon Communications, Inc.	27,900	1,130
Transportation & Public Utilities (0.4%)
Kinder Morgan Management LLC (a)	25,868	1,053
Variety Stores (1.5%)
Costco Wholesale Corp.	68,600	3,321
Target Corp.	16,600	862
Water Transportation (0.7%)
Carnival Corp. (b)	33,100	1,908
Wholesale Trade Nondurable Goods (0.5%)
SYSCO Corp. (b)	32,700	1,248
Total Common Stocks (cost: $211,959)		265,415

	Principal	Value
SECURITY LENDING COLLATERAL (14.1%)
Debt (13.2%)
Bank Notes (1.1%)
Bank of America
2.27%, due 01/18/2005 (c)	$402	$402
2.26%, due 02/15/2005 (c)	402	402
2.27%, due 03/03/2005 (c)	468	468
2.30%, due 06/09/2005 (c)	201	201
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	603 402	602 402
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	201	201
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	201	201
Commercial Paper (2.6%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	502 402	502 402
Fairway Finance–144A 2.36%, due 01/25/2005	753	753
Greyhawk Funding–144A 2.35%, due 02/08/2005	301	301
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	701	701
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	1,265 1,305	1,265 1,305
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	1,002 700	1,002 700
Ranger Funding–144A 2.27%, due 01/14/2005	301	301
Euro Dollar Overnight (0.4%)
Harris Trust & Savings Bank 2.23%, due 01/03/2005	201	201
Royal Bank of Canada 2.25%, due 01/19/2005	1,014	1,014
Euro Dollar Terms (4.5%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	235 502	235 502
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	956 1,175 999	956 1,175 999

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Capital Guardian U.S. Equity

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
BNP Paribas
2.30%, due 01/03/2005	$502	$502
2.30%, due 02/01/2005	1,004	1,004
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	201 898	201 898
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	703 874	703 874
Den Danske Bank 2.26%, due 01/20/2005	502	502
Dexia Group 2.04%, due 01/21/2005	207	207
Fortis Bank 2.14%, due 01/12/2005	10	10
Lloyds TSB Bank 2.28%, due 02/02/2005	201	201
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	207 1,004	207 1,004
Svenska Handlesbanken 2.25%, due 01/10/2005	301	301
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	858 1,004	858 1,004
Repurchase Agreements (4.6%) (d)
Credit Suisse First Boston (USA), Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $2,471 on 01/03/2005	2,470	2,470

	Principal	Value
Repurchase Agreements (continued)
Goldman Sachs Group Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $4,017 on 01/03/2005	$4,017	$4,017
Merrill Lynch & Co., Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $4,013 on 01/03/2005	4,013	4,013
Morgan Stanley 2.42% Repurchase Agreement dated 12/31/2004 to be repurchased at $2,009 on 01/03/2005	2,008	2,008
	Shares	Value
Investment Companies (0.9%)
Money Market Funds (0.9%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	32,133	$32
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	522,168	522
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	1,179,314	1,179
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	854,106	$854
Total Security Lending Collateral (cost: $38,764)		38,764
Total Investment Securities (cost: $251,000)		$304,818
SUMMARY:
Investments, at value	110.8%	$304,818
Liabilities in excess of other assets	(10.8)%	(29,783)
Net assets	100.0%	$275,035

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $37,207.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $12,758, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $4,662 or 1.7% of the net assets of the Fund.

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Capital Guardian U.S. Equity

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $251,000) (including securities loaned of $37,207)	$304,818
Cash	9,394
Receivables:
Shares sold	199
Interest	13
Dividends	247
314,671
Liabilities:
Investment securities purchased	331
Accounts payable and accrued liabilities:
Shares redeemed	320
Management and advisory fees	196
Service fees	2
Payable for collateral for securities on loan	38,764
Other	23
39,636
Net Assets	$275,035
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$250
Additional paid-in capital	213,472
Undistributed net investment income (loss)	1,435
Undistributed net realized gain (loss) from investment securities	6,060
Net unrealized appreciation (depreciation) on investment securities	53,818
Net Assets	$275,035
Net Assets by Class:
Initial Class	$266,915
Service Class	8,120
Shares Outstanding:
Initial Class	24,228
Service Class	737
Net Asset Value and Offering Price Per Share:
Initial Class	$11.02
Service Class	11.02

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$55
Dividends	3,716
Income from loaned securities–net	39
Less withholding taxes on foreign dividends	(40)
3,770
Expenses:
Management and advisory fees	2,191
Printing and shareholder reports	15
Custody fees	38
Administration fees	39
Legal fees	3
Audit fees	13
Directors fees	9
Service fees:
Service Class	13
Total expenses	2,321
Net Investment Income (Loss)	1,449
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	11,876
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	10,453
Net Gain (Loss) on Investments	22,329
Net Increase (Decrease) in Net Assets Resulting from Operations	$23,778

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Capital Guardian U.S. Equity

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,449	$728
Net realized gain (loss) from investment securities	11,876	(894)
Net unrealized appreciation (depreciation) on investment securities	10,453	57,413
	23,778	57,247
Distributions to Shareholders:
From net investment income:
Initial Class	(726)	(318)
Service Class	(3)	–
	(729)	(318)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	33,928	79,117
Service Class	6,140	2,245
	40,068	81,362
Dividends and distributions reinvested:
Initial Class	726	318
Service Class	3	–
	729	318
Cost of shares redeemed:
Initial Class	(29,209)	(13,701)
Service Class	(882)	(112)
	(30,091)	(13,813)
	10,706	67,867
Net increase (decrease) in net assets	33,755	124,796
Net Assets:
Beginning of year	241,280	116,484
End of year	$275,035	$241,280
Undistributed Net Investment Income (Loss)	$1,435	$729

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	3,275	9,582
Service Class	592	244
	3,867	9,826
Shares issued–reinvested from distributions:
Initial Class	76	37
	76	37
Shares redeemed:
Initial Class	(2,863)	(1,640)
Service Class	(87)	(12)
	(2,950)	(1,652)
Net increase (decrease) in shares outstanding:
Initial Class	488	7,979
Service Class	505	232
	993	8,211

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Capital Guardian U.S. Equity

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$10.07	$0.06	$0.92	$0.98	$(0.03)	$–	$(0.03)	$11.02
	12/31/2003	7.39	0.04	2.65	2.69	(0.01)	–	(0.01)	10.07
	12/31/2002	9.74	0.03	(2.35)	(2.32)	(0.01)	(0.02)	(0.03)	7.39
	12/31/2001	10.10	0.01	(0.35)	(0.34)	(0.01)	(0.01)	(0.02)	9.74
	12/31/2000	10.00	0.01	0.09	0.10	–	–	–	10.10
Service Class	12/31/2004	10.07	0.04	0.92	0.96	(0.01)	–	(0.01)	11.02
	12/31/2003	7.96	0.01	2.10	2.11	–	–	–	10.07

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	9.77%	$266,915	0.90%	0.90%	0.57%	23%
	12/31/2003	36.50	238,949	0.91	0.91	0.41	20
	12/31/2002	(23.80)	116,484	0.98	0.98	0.43	23
	12/31/2001	(3.38)	50,334	1.08	1.09	0.19	39
	12/31/2000	1.00	33,507	1.13	1.13	0.45	108
Service Class	12/31/2004	9.49	8,120	1.15	1.15	0.38	23
	12/31/2003	26.50	2,331	1.16	1.16	0.17	20

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – October 9, 2000
    Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2004 and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Capital Guardian U.S. Equity

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Capital Guardian U.S. Equity ("the Fund"), part of ATSF, began operations as part of the Endeavor Series Trust on October 9, 2000. The Fund became part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $19 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned less than $17 of program income for its services. When the Fund makes a security loan, it receives cash

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Capital Guardian U.S. Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.85% of first $300 million of ANA
0.80% of the next $200 million of ANA
0.775% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.06% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2004. There were no amounts recaptured during the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Capital Guardian U.S. Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compesation Plan for Directors of ATSF ("the Plan"). Under the Plan, such directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica Idex Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $12. Invested plan amounts and the total liability for deferred compensation to the directors under the plan at December 31, 2004, are included in net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$64,932
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	57,303
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, return of capital and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	(14)
Accumulated net realized gain (loss) from investment securities	14

The capital loss carryforward utilized during the year ended December 31, 2004 was $4,131.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$318
Long-term Capital Gain	–
2004 Distributions paid from:
Ordinary Income	$729
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$1,986
Undistributed Long-term Capital Gains	$6,802
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$52,526

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Capital Guardian U.S. Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$252,292
Unrealized Appreciation	$55,819
Unrealized (Depreciation)	(3,293)
Net Unrealized Appreciation (Depreciation)	$52,526

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.85% of the first $100 million
0.80% over $100 million up to $500 million
0.775% over $500 million up to $1 billion
0.70% over $1 billion up to $2 billion
0.65% in excess of $2 billion

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Capital Guardian U.S. Equity

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Guardian U.S. Equity (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Capital Guardian Value

MARKET ENVIRONMENT

Late October marked a peak in oil prices and the start of a rally for U.S. stocks. As oil declined, stocks steadily rose, ending the year with the broad indices up around 11%. This brought returns, which were nearly flat at the end of the third quarter, well into positive territory. In addition to falling energy prices, stocks rallied after the conclusion of the U.S. presidential election and in response to a spate of mergers and acquisitions (primarily in software, telecommunications and health care), and healthy economic data, including a continued gradual improvement in job creation and income growth.

The best-returning sectors for the year were energy (supported by high oil prices), utilities and telecommunication services. The pharmaceuticals industry within the healthcare sector was the weakest one for the year. This was primarily driven by growing public debate about product safety that impacted several of the large pharmaceutical companies in the index. The information technology and consumer staples sectors also underperformed the market during the year.

The Federal Reserve Board slowly raised short-term interest rates during the year, continuing its move toward a neutral monetary policy and value stocks outperformed growth stocks, with the Russell 1000 Value Index ("Russell 1000 Value") rising 16.49% for the year.

PERFORMANCE

For the year ended December 31, 2004, Capital Guardian Value, Initial Class returned 16.70%. By comparison its benchmark, the Russell 1000 Value returned 16.49%.

STRATEGY REVIEW

The top contributor to results for the year was stock selection within the financial sector. SLM Corporation ("SLM") was the top performing stock in this sector. Growth at SLM was supported by higher loan volumes (more students) and ever-rising tuition rates. SLM ended the year as the portfolio's third largest position. General Growth Properties, Inc. and AmeriCredit Corp. were also top contributors for the year in the financial sector.

Security selection within the telecommunication services sector was another area that contributed to results in 2004. Performance in this area was driven primarily by the portfolio's holdings in Sprint PCS Group and Sprint Corporation (FON) Group. The merger of these two companies into Sprint Corporation was looked on as a positive by the market and the stock ended the year up significantly. The portfolio also benefited from stock selection in the consumer discretionary sector.

A top overall detractor for the year was an overweight in the healthcare sector, primarily within the portfolio's holdings in the pharmaceutical industry. Despite strength in prior years, several of the portfolio's top holdings suffered setbacks in 2004. Merck & Co., Inc. was the largest overall detractor in the health care sector and for the overall portfolio after it withdrew its arthritis remedy VIOXX when it became evident that there were undisclosed side effects. United Kingdom pharmaceutical company AstraZeneca PLC was another detractor for the year after several of its medicines received increased regulatory scrutiny or, in the case of Exanta, which was not approved. Despite both stock's underperformance, we believe that investor's macro/political concerns regarding healthcare costs, the Federal budget deficit and prescription pricing are already reflected in pharmaceutical stock valuations and we continue to hold both stocks in the portfolio. Elsewhere stock selection in the material and consumer staple sectors detracted from results.

Capital Guardian Trust Company
Portfolio Manager

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Capital Guardian Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	16.70%	6.99%	11.77%	10.71%	5/27/93
Russell 1000 Value[1]	16.49%	5.27%	13.82%	12.28%	5/27/93
Service Class	16.39%	–	–	27.70%	5/1/03

NOTES

1  The Russell 1000 Value (Russell 1000 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Capital Guardian Value

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,113.80	0.86%	$4.57
Hypothetical (b)	1,000.00	1,020.81	0.86	4.37
Service Class
Actual	1,000.00	1,111.60	1.11	5.89
Hypothetical (b)	1,000.00	1,019.56	1.11	5.63

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Capital Guardian Value

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (93.8%)
Aerospace (2.7%)
Northrop Grumman Corp.	33,300	$1,810
United Technologies Corp.	191,000	19,740
Automotive (0.3%)
Navistar International Corp. (a)(b)	46,000	2,023
Automotive Dealers & Service Stations (0.6%)
AutoNation, Inc. (b)	239,700	4,605
Beverages (1.2%)
Anheuser-Busch Cos., Inc.	179,300	9,096
Business Credit Institutions (0.8%)
Fannie Mae	82,900	5,903
Chemicals & Allied Products (6.0%)
Air Products & Chemicals, Inc.	230,500	13,362
Colgate-Palmolive Co.	64,000	3,274
Dow Chemical Co. (The)	216,700	10,729
du Pont (E.I.) de Nemours & Co.	414,000	20,307
Commercial Banks (6.3%)
JPMorgan Chase & Co.	737,940	28,787
Wells Fargo & Co.	339,600	21,106
Communications Equipment (0.5%)
Polycom, Inc. (b)	43,400	1,012
Siemens AG–ADR (a)	37,100	3,141
Computer & Data Processing Services (1.2%)
Affiliated Computer Services, Inc.–Class A (a)(b)	69,100	4,159
Cadence Design Systems, Inc. (a)(b)	377,000	5,206
Electric Services (2.4%)
Duke Energy Corp.	484,800	12,280
Pinnacle West Capital Corp.	156,100	6,932
Electric, Gas & Sanitary Services (0.7%)
NiSource, Inc.	237,400	5,408
Electrical Goods (0.9%)
Avnet, Inc. (a)(b)	386,100	7,042
Electronic & Other Electric Equipment (4.8%)
Cooper Industries, Ltd.–Class A	138,300	9,389
Emerson Electric Co.	73,300	5,138
General Electric Co.	639,800	23,353
Electronic Components & Accessories (7.0%)
Advanced Micro Devices, Inc. (a)(b)	384,400	8,465
Fairchild Semiconductor International, Inc. (a)(b)	467,200	7,597
Flextronics International, Ltd. (b)	907,700	12,544
Freescale Semiconductor, Inc.–Class A (b)	518,500	9,240

	Shares	Value
Electronic Components & Accessories (continued)
Micron Technology, Inc. (a)(b)	751,500	$9,281
Tyco International, Ltd.	232,300	8,302
Food & Kindred Products (8.4%)
Altria Group, Inc.	350,800	21,434
Campbell Soup Co.	397,200	11,872
General Mills, Inc. (a)	74,400	3,698
Kraft Foods, Inc.–Class A (a)	583,100	20,764
Unilever NV–NY Shares	128,300	8,559
Gas Production & Distribution (1.6%)
Kinder Morgan, Inc.	174,700	12,776
Health Services (1.6%)
Lincare Holdings, Inc. (a)(b)	181,400	7,737
Triad Hospitals, Inc. (b)	135,400	5,038
Holding & Other Investment Offices (2.2%)
General Growth Properties, Inc. REIT	486,790	17,602
Hotels & Other Lodging Places (0.8%)
Starwood Hotels & Resorts Worldwide, Inc.	103,500	6,044
Industrial Machinery & Equipment (1.2%)
Ingersoll-Rand Co.–Class A	122,500	9,837
Instruments & Related Products (1.0%)
Raytheon Co.	48,100	1,868
Teradyne, Inc. (b)	342,800	5,852
Insurance (5.6%)
American International Group, Inc.	132,400	8,695
Assurant, Inc.	37,000	1,130
Chubb Corp.	19,300	1,484
Everest Re Group, Ltd.	56,600	5,069
PacifiCare Health Systems, Inc. (b)	18,200	1,029
PMI Group, Inc. (The)	149,800	6,254
St. Paul Travelers Cos. Inc. (The)	64,107	2,376
WellPoint, Inc. (b)	137,800	15,847
XL Capital, Ltd.–Class A (a)	32,100	2,493
Insurance Agents, Brokers & Service (3.2%)
Hartford Financial Services Group, Inc. (a)	274,000	18,991
Marsh & McLennan Cos., Inc.	196,300	6,458
Manufacturing Industries (0.5%)
Mattel, Inc. (a)	198,200	3,863
Motion Pictures (0.6%)
Time Warner, Inc. (b)	253,600	4,930
Oil & Gas Extraction (6.8%)
Equitable Resources, Inc.	231,300	14,031
Shell Transport & Trading Co. PLC–NY Shares ADR (a)	207,500	10,666

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Capital Guardian Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Oil & Gas Extraction (continued)
Transocean, Inc. (b)	240,100	$10,178
Unocal Corp.	289,200	12,505
Weatherford International, Ltd. (a)(b)	117,400	6,023
Paper & Allied Products (2.4%)
International Paper Co. (a)	236,100	9,916
Kimberly-Clark Corp.	99,200	6,528
OfficeMax, Inc.	79,700	2,501
Personal Credit Institutions (3.7%)
AmeriCredit Corp. (a)(b)	320,500	7,836
SLM Corp.	407,800	21,772
Petroleum Refining (3.3%)
ChevronTexaco Corp.	41,000	2,153
Exxon Mobil Corp.	132,066	6,770
Royal Dutch Petroleum Co.–NY Shares	300,000	17,214
Pharmaceuticals (4.0%)
AstraZeneca PLC–ADR (a)	215,600	7,846
Lilly (Eli) & Co.	127,000	7,207
Medco Health Solutions, Inc. (b)	163,100	6,785
Merck & Co., Inc.	217,800	7,000
Pfizer, Inc.	109,300	2,939
Primary Metal Industries (0.7%)
Alcoa, Inc.	89,000	2,796
Hubbell, Inc.–Class B	52,800	2,761
Railroads (1.9%)
Canadian National Railway Co. (a)	50,450	3,090
Union Pacific Corp.	177,700	11,950
Restaurants (0.4%)
McDonald's Corp.	92,000	2,950
Savings Institutions (1.2%)
Golden West Financial Corp.	21,600	1,327
Washington Mutual, Inc.	198,900	8,410
Security & Commodity Brokers (0.4%)
Goldman Sachs Group, Inc. (The)	31,700	3,298
Telecommunications (6.9%)
BellSouth Corp.	194,300	5,400
SBC Communications, Inc.	524,400	13,514
Sprint Corp. (FON Group)	709,600	17,634
Verizon Communications, Inc.	434,300	17,594
Total Common Stocks (cost: $617,150)		741,525

	Principal	Value
SECURITY LENDING COLLATERAL (12.2%)
Debt (11.4%)
Bank Notes (0.9%)
Bank of America
2.27%, due 01/18/2005 (c)	$1,002	$1,002
2.26%, due 02/15/2005 (c)	1,002	1,002
2.27%, due 03/03/2005 (c)	1,168	1,168
2.30%, due 06/09/2005 (c)	501	501
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	1,503 1,002	1,503 1,002
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	501	501
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	501	501
Commercial Paper (2.3%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	1,253 1,002	1,253 1,002
Fairway Finance–144A 2.36%, due 01/25/2005	1,880	1,880
Greyhawk Funding–144A 2.35%, due 02/08/2005	752	752
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	1,749	1,749
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	3,157 3,257	3,157 3,257
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	2,500 1,747	2,500 1,747
Ranger Funding–144A 2.27%, due 01/14/2005	752	752
Euro Dollar Overnight (0.4%)
Harris Trust & Savings Bank 2.23%, due 01/03/2005	501	501
Royal Bank of Canada 2.25%, due 01/19/2005	2,531	2,531
Euro Dollar Terms (3.9%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	585 1,253	585 1,253
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	2,931 2,493 2,385	2,931 2,493 2,385

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Capital Guardian Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
BNP Paribas
2.30%, due 01/03/2005	$2,506	$2,506
2.30%, due 02/01/2005	1,253	1,253
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	2,240 501	2,240 501
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	1,754 2,180	1,754 2,180
Den Danske Bank 2.26%, due 01/20/2005	1,253	1,253
Dexia Group 2.04%, due 01/21/2005	516	516
Fortis Bank 2.14%, due 01/12/2005	25	25
Lloyds TSB Bank 2.28%, due 02/02/2005	501	501
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	516 2,505	516 2,505
Svenska Handlesbanken 2.25%, due 01/10/2005	752	752
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	2,140 2,505	2,140 2,505
Repurchase Agreements (3.9%) (d)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $6,164 on 01/03/2005	6,163	6,163

	Principal	Value
Repurchase Agreements (continued)
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $10,024 on 01/03/2005	$10,022	$10,022
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $10,014 on 01/03/2005	10,012	10,012
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $5,012 on 01/03/2005	5,011	5,011
	Shares	Value
Investment Companies (0.8%)
Money Market Funds (0.8%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	80,175	$80
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	1,302,843	1,303
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	2,942,465	2,942
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	2,131,050	2,131
Total Security Lending Collateral (cost: $96,719)		96,719
Total Investment Securities (cost: $713,869)		$838,244
SUMMARY:
Investments, at value	106.0%	$838,244
Liabilities in excess of other assets	(6.0)%	(47,101)
Net assets	100.0%	$791,143

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $93,317.

(b)  No dividends were paid during the preceding twelve months.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $31,832, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $11,635 or 1.5% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Capital Guardian Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $713,869) (including securities loaned of $93,317)	$838,244
Cash	49,716
Receivables:
Shares sold	459
Interest	66
Dividends	1,211
Dividend reclaims receivable	1
889,697
Liabilities:
Investment securities purchased	850
Accounts payable and accrued liabilities:
Shares redeemed	404
Management and advisory fees	533
Service fees	3
Payable for collateral for securities on loan	96,719
Other	45
98,554
Net Assets	$791,143
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$390
Additional paid-in capital	620,061
Undistributed net investment income (loss)	7,315
Undistributed net realized gain (loss) from investment securities	39,002
Net unrealized appreciation (depreciation) on: Investment securities	124,375
Net Assets	$791,143
Net Assets by Class:
Initial Class	$774,182
Service Class	16,961
Shares Outstanding:
Initial Class	38,203
Service Class	833
Net Asset Value and Offering Price Per Share:
Initial Class	$20.27
Service Class	20.37

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$215
Dividends	12,197
Income from loaned securities–net	81
Less withholding taxes on foreign dividends	(132)
12,361
Expenses:
Management and advisory fees	4,608
Printing and shareholder reports	27
Custody fees	56
Administration fees	84
Legal fees	5
Audit fees	13
Directors fees	18
Service fees:
Service Class	23
Total expenses	4,834
Net Investment Income (Loss)	7,527
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	41,970
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	48,717
Net Gain (Loss) on Investment Securities	90,687
Net Increase (Decrease) in Net Assets Resulting from Operations	$98,214

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Capital Guardian Value

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$7,527	$5,951
Net realized gain (loss) from investment securities	41,970	6,593
Net unrealized appreciation (depreciation) on investment securities	48,717	103,036
	98,214	115,580
Distributions to Shareholders:
From net investment income:
Initial Class	(5,866)	(2,964)
Service Class	(82)	–
	(5,948)	(2,964)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	273,184	78,659
Service Class	14,229	2,306
	287,413	80,965
Dividends and distributions reinvested:
Initial Class	5,866	2,964
Service Class	82	–
	5,948	2,964
Cost of shares redeemed:
Initial Class	(54,500)	(21,633)
Service Class	(1,357)	(264)
	(55,857)	(21,897)
	237,504	62,032
Net increase (decrease) in net assets	329,770	174,648
Net Assets:
Beginning of year	461,373	286,725
End of year	$791,143	$461,373
Undistributed Net Investment Income (Loss)	$7,315	$5,706

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	14,709	5,627
Service Class	773	145
	15,482	5,772
Shares issued–reinvested from distributions:
Initial Class	333	197
Service Class	5	–
	338	197
Shares redeemed:
Initial Class	(2,991)	(1,473)
Service Class	(74)	(16)
	(3,065)	(1,489)
Net increase (decrease) in shares outstanding:
Initial Class	12,051	4,351
Service Class	704	129
	12,755	4,480

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Capital Guardian Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$17.56	$0.25	$2.65	$2.90	$(0.19)	$–	$(0.19)	$20.27
	12/31/2003	13.15	0.24	4.29	4.53	(0.12)	–	(0.12)	17.56
	12/31/2002	17.35	0.18	(3.75)	(3.57)	(0.11)	(0.52)	(0.63)	13.15
	12/31/2001	17.58	0.16	1.01	1.17	(0.14)	(1.26)	(1.40)	17.35
	12/31/2000	19.99	0.15	0.68	0.83	(0.19)	(3.05)	(3.24)	17.58
Service Class	12/31/2004	17.65	0.21	2.66	2.87	(0.15)	–	(0.15)	20.37
	12/31/2003	13.66	0.15	3.85	4.00	(0.01)	–	(0.01)	17.65

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	16.70%	$774,182	0.86%	0.86%	1.35%	32%
	12/31/2003	34.58	459,102	0.88	0.88	1.63	30
	12/31/2002	(20.70)	286,725	0.91	0.91	1.23	39
	12/31/2001	6.64	217,637	0.94	0.95	1.01	55
	12/31/2000	5.57	182,354	0.91	0.93	0.77	85
Service Class	12/31/2004	16.39	16,961	1.11	1.11	1.11	32
	12/31/2003	29.30	2,271	1.13	1.13	1.37	30

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 27, 1993

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2004 and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Capital Guardian Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Capital Guardian Value ("the Fund"), part of ATSF, began operations as part of the Endeavor Series Trust on May 27, 1993. The Fund became part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $104 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $35 of program income for its services.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Capital Guardian Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the assets allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Growth Portfolio	$85,834	11%
Asset Allocation–Moderate Growth Portfolio	156,409	20%
Total	$242,243	31%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.85% of the first $300 million of ANA
0.80% of the next $200 million of ANA
0.775% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.92% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Capital Guardian Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured for the year ended December 31, 2004. There were no amounts subject to recapture at December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $34. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$373,371
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	171,814
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, corporate actions.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	30
Accumulated net realized gain (loss) from investment securities	(30)

The capital loss carryforward utilized during the period ended December 31, 2004 was $2,938.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Capital Guardian Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$2,964
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	$5,948
Long-term capital gain	–

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$16,045
Undistributed Long-term Capital Gains	$30,272
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$124,375

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$713,869
Unrealized Appreciation	$130,721
Unrealized (Depreciation)	(6,346)
Net Unrealized Appreciation (Depreciation)	$124,375

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.85% of the first $100 million
0.80% over $100 million up to $500 million
0.775% over $500 million up to $1 billion
0.70% over $1 billion up to $2 billion
0.65% in excess of $2 billion

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Report of Independent Registered Certified Public Accountanting Firm

To the Board of Directors and Shareholders of
Capital Guardian Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Guardian Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Asset Allocation–Conservative Portfolio

MARKET ENVIRONMENT

The major U.S. stock indices finished 2004 well in the black. The broad Standard and Poor's 500 Composite Stock Index ("S&P 500") and Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") gained a healthy 10.87% and 10.85%, respectively, for the year and the technology-heavy NASDAQ Composite Index ("NASDAQ") returned 8.59%. The Dow Jones Industrial Average ("Dow Jones") rose a more modest 5.31%, as the 30-stock index was hampered somewhat by weakness in a few holdings such as Merck & Co., Inc., Citigroup Inc., and Intel Corporation. The Lehman Brothers Aggregate Bond Index ("LBAB") gained 4.34%.

Most of the year's gains came in the fourth quarter. Investors were on edge through much of 2004, given the mixed economic signals early in the year: the prolonged Iraq situation, and uncertainty about the U.S. presidential election. Indeed, through the third quarter the Dow Jones and NASDAQ were still underwater for 2004, while the S&P 500 was up only 1.5%. The stock market revived in November and December, however, after definitive presidential election results and some reassurance from the Federal Reserve Board ("Fed") that the pace of its rate increases would be measured. Investors' renewed confidence was reflected in the fact that riskier fare contributed to the fourth quarter's surge, with the NASDAQ soaring and small caps out gaining large caps.

The international indices far outpaced the U.S. stock benchmarks in 2004, thanks in large part to the dollar's weakening against most major currencies, which boosts investment returns for U.S.-based investors. Thus, while the Morgan Stanley Capital International EAFE Index's 2004 returns were moderate in local-currency terms, it notched a robust 20.7% gain in U.S. dollar terms. Emerging markets were among the strongest performers, thanks to reviving world demand for the types of commodities they tend to produce. Oil-producing countries in Latin America enjoyed especially large gains.

Bonds were more mixed. Even though the Fed raised short-term rates five times beginning mid-year, longer-term bonds held their value better than most people were expecting. One reason is that the Fed had signaled its intentions clearly, and the bond market had already reacted in advance with a tumble during the spring. Also, Asian central banks continued to buy U.S. securities, providing price support. High-yield bonds, which are more credit-sensitive, rose in sympathy with the stock market, posting a strong 10.8% (Merrill Lynch High-Yield Cash Pay Index) return for the year.

PERFORMANCE

For the year ended December 31, 2004, Asset Allocation–Conservative Portfolio, Initial Class returned 9.71%. By comparison its benchmark, the Lehman Brothers Aggregate Bond Index ("LB Aggregate") returned 4.34%.

STRATEGY REVIEW

Q.  How did you manage the portfolio in this market environment?

Asset Allocation–Conservative Portfolio is designed to moderate volatility by investing primarily in fixed income funds and using equity exposure to provide modest growth. Nevertheless, it remains broadly diversified across the financial markets. The portfolio performed well relative to its benchmark and peers, with a gain exceeding 9% for the year, landing in the top quartile of Morningstar's Conservative Allocation category, and beating the LB Aggregate by a wide margin.

In the fourth quarter, ten new funds were added to the lineup, including several that were used significantly in this portfolio, primarily to reduce its exposure to the risk of rising interest rates. Both TA IDEX Transamerica Short-Term Bond and TA IDEX PIMCO Real Return TIPs held 8.5% positions in this portfolio by the end of the year.

Q.  How did credit quality and duration impact the portfolio?

Asset Allocation-Conservative Portfolio's 58% stake in a variety of fixed-income funds did well due to its overweight exposure to credit-sensitive bonds, such as convertibles and high-yield. The best fixed-income performer was Transamerica Convertible Securities, Initial Class, which gained more than 13%. With nearly 17% of assets, this fund was the second largest holding in the fund of funds through November, when it was reduced to 7% of assets to make room for TA IDEX Transamerica Short-Term Bond and TA IDEX PIMCO Real Return TIPS. Asset Allocation–Conservative Portfolio's other credit sensitive bond fund, MFS High Yield, Initial Class amounted to more than 17% of assets over the year.

Q.  Which individual holdings had the greatest positive impact on performance?

As discussed above, Asset Allocation–Conservative Portfolio's credit sensitive bond exposure had more than doubled the return of the LB Aggregate, which gained 4.34% for the year. The portfolio's niche equity holdings paid off as well. Third Avenue Value, Initial Class and Clarion Real Estate Securities, Initial Class performed well. These two winners accounted for 17% of the Asset Allocation–Conservative Portfolio's assets invested in equity funds at the end of December.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Asset Allocation–Conservative Portfolio (continued)

Q.  Which individual holdings had the greatest negative impact on performance?

T. Rowe Price Small Cap and Salomon All Cap were significant underperformers for the period. T. Rowe Price Small Cap was approximately a 3% position for the first ten months of the year, and underperformed relevant small-cap indexes in the range of 400 to 800 basis points. Salomon All Cap was a 2.5% position and underperformed the S&P 500 by roughly 300 basis points. Both these positions were cut to less than 1%, when the new funds were added in November.

Q.  Which sectors/industries had the greatest impact on performance?

Asset Allocation–Conservative Portfolio had 2% of total assets in Clarion Real Estate Securities, which primarily owns real estate investment trusts (REITs). The real estate sector was one of the best performing sectors across the U.S. stock market, and as a result Clarion Real Estate Securities, Initial Class was up substantially.

Q.  Which countries had the greatest impact on performance?

Because Asset Allocation–Conservative Portfolio had limited international equity exposure, no country other than the U.S. had a discernible effect on performance.

Portfolio Construction Consultant
Morningstar Associates, LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Asset Allocation–Conservative Portfolio

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Initial Class	9.71%	7.92%	5/1/02
LBAB[1]	4.34%	6.18%	5/1/02
Service Class	9.45%	15.95%	5/1/03

NOTES

1  The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal ®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.fund-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Asset Allocation–Conservative Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,067.50	0.15%	$0.78
Hypothetical (b)	1,000.00	1,024.38	0.15	0.76
Service Class
Actual	1,000.00	1,065.80	0.39	2.03
Hypothetical (b)	1,000.00	1,023.18	0.39	1.98

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2004

This chart shows the percentage breakdown by asset type of the Fund's total investment securities. Asset type is calculated based on the aggregate portfolio holdings in the underlying funds in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Asset Allocation–Conservative Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%)
Agressive Equity (7.8%)
Munder Net50, Initial Class (a)(b)	208,226	$1,989
T Rowe Price Small Cap, Initial Class (a)(b)	370,023	4,570
Third Avenue Value, Initial Class (a)	1,133,806	23,787
Transamerica Growth Opportunities, Initial Class (a)(b)	587,921	8,619
Transamerica Small/Mid Cap Value, Initial Class (a)(b)	101,038	1,712
TA IDEX T Rowe Price Health Sciences, Class I (c)	472,335	5,644
Capital Preservation (6.1%)
Transamerica Money Market, Initial Class (a)	36,208,187	36,208
Fixed-Income (58.0%)
MFS High Yield, Initial Class (a)	9,812,261	103,421
PIMCO Total Return, Initial Class (a)	4,979,633	55,374
Transamerica Convertible Securities, Initial Class (a)	3,328,493	40,741
TA IDEX PIMCO Real Return TIPS, Class I (c)	4,927,601	51,592
TA IDEX Transamerica Flexible Income, Class I (c)	4,516,714	43,857
TA IDEX Transamerica Short Term Bond, Class I (c)	5,096,892	50,765
TA IDEX Van Kampen Emerging Debt, Class I (c)	29,124	297
Growth Equity (20.4%)
American Century Large Company Value, Initial Class (a)	2,174,392	24,049
Federated Growth & Income, Initial Class (a)	16,873	297

	Shares	Value
Growth Equity (continued)
Great Companies–TechnologySM, Initial Class (a)(b)	2,001,205	$8,585
Janus Growth, Initial Class (a)(b)	270,591	9,441
JP Morgan Mid Cap Value, Initial Class (a)	554,697	8,215
Marsico Growth, Initial Class (a)(b)	815,098	7,768
Salomon All Cap, Initial Class (a)	292,534	4,160
T. Rowe Price Equity Income, Initial Class (a)	1,119,935	23,877
Transamerica Equity, Initial Class (a)(b)	673,805	14,069
TA IDEX UBS Large Cap Value, Class I (c)	2,014,305	20,989
Speciality–Real Estate (2.0%)
Clarion Real Estate Securities, Initial Class (a)	633,635	12,134
World Equity (5.7%)
Capital Guardian Global, Initial Class (a)	1,570,139	20,223
TA IDEX Evergreen International Small Cap, Class I (c)	421,982	4,574
TA IDEX Marsico International Growth, Class I (c)	872,221	9,167
Total Investment Companies (cost: $535,051)		596,124
Total Investment Securities (cost: $535,051)		$596,124
SUMMARY:
Investments, at value	100.0%	$596,124
Other assets in excess of liabilities	0.0%	49
Net assets	100.0%	$596,173

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  This portfolio is part of AEGON/Transamerica Series Fund, Inc., and is an affiliate of the Fund.

(b)  No dividends were paid during the preceding twelve months.

(c)  This portfolio is part of Transamerica IDEX Mutual Funds and is an affiliate of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Asset Allocation–Conservative Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies, at value (cost: $535,051)	$596,124
Receivables:
Shares sold	541
Dividends	129
596,794
Liabilities:
Investment securities purchased	165
Accounts payable and accrued liabilities:
Shares redeemed	376
Management and advisory fees	50
Service fees	17
Other	13
621
Net Assets	$596,173
Net Assets Consist of:
Capital stock, 150,000 shares authorized ($.01 par value)	$495
Additional paid-in capital	469,259
Undistributed net investment income (loss)	17,691
Undistributed net realized gain (loss) from investment in affiliated investment companies	47,655
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	61,073
Net Assets	$596,173
Net Assets by Class:
Initial Class	$511,683
Service Class	84,490
Shares Outstanding:
Initial Class	42,511
Service Class	7,021
Net Asset Value and Offering Price Per Share:
Initial Class	$12.04
Service Class	12.03

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$12,142
Expenses:
Management and advisory fees	536
Printing and shareholder reports	12
Custody fees	34
Administration fees	80
Legal fees	5
Audit fees	13
Directors fees	18
Registration fees	41
Service fees:
Service Class	116
Total expenses	855
Net Investment Income (Loss)	11,287
Net Realized Gain (Loss) from:
Investment in affiliated investment companies	47,727
Capital gain distributions from investment in affiliated investment companies	6,794
54,521
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	(13,000)
Net Gain (Loss) on Investment in Affiliated Investment Companies	41,521
Net Increase (Decrease) in Net Assets Resulting from Operations	$52,808

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Asset Allocation–Conservative Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$11,287	$1,626
Net realized gain (loss) from investment in affiliated investment companies and capital gain distributions	54,521	7,507
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	(13,000)	73,016
	52,808	82,149
Distributions to Shareholders:
From net investment income:
Initial Class	(1,584)	(469)
Service Class	(42)	–
	(1,626)	(469)
From net realized gains:
Initial Class	(6,397)	–
Service Class	(691)	–
	(7,088)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	133,461	298,028
Service Class	70,277	15,596
	203,738	313,624
Dividends and distributions reinvested:
Initial Class	7,980	469
Service Class	734	–
	8,714	469
Cost of shares redeemed:
Initial Class	(122,685)	(95,399)
Service Class	(6,428)	(1,468)
	(129,113)	(96,867)
	83,339	217,226
Net increase (decrease) in net assets	127,433	298,906
Net Assets:
Beginning of year	468,740	169,834
End of year	$596,173	$468,740
Undistributed Net Investment Income (Loss)	$17,691	$1,626

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	11,804	31,417
Service Class	6,168	1,487
	17,972	32,904
Shares issued–reinvested from distributions:
Initial Class	733	47
Service Class	67	–
	800	47
Shares redeemed:
Initial Class	(10,699)	(9,465)
Service Class	(562)	(139)
	(11,261)	(9,604)
Net increase (decrease) in shares outstanding:
Initial Class	1,838	21,999
Service Class	5,673	1,348
	7,511	23,347

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Asset Allocation–Conservative Portfolio

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$11.16	$0.24	$0.82	$1.06	$(0.03)	$(0.15)	$(0.18)	$12.04
	12/31/2003	9.09	0.04	2.04	2.08	(0.01)	–	(0.01)	11.16
	12/31/2002	10.00	0.06	(0.97)	(0.91)	–	–	–	9.09
Service Class	12/31/2004	11.15	0.25	0.79	1.04	(0.01)	(0.15)	(0.16)	12.03
	12/31/2003	9.53	–	1.62	1.62	–	–	–	11.15

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	9.71%	$511,683	0.14%	0.14%	2.10%	53%
	12/31/2003	22.91	453,710	0.13	0.13	0.45	24
	12/31/2002	(9.10)	169,834	0.19	0.19	1.07	28
Service Class	12/31/2004	9.45	84,490	0.39	0.39	2.19	53
	12/31/2003	17.00	15,030	0.38	0.38	0.03	24

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 1, 2002
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation – Conservative Portfolio ("the Fund"), part of ATSF, began operations on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of ATSF and Transamerica IDEX Mutual Funds. The net asset values of the underlying portfolios are determined at the close of the NYSE (generally 4:00 p.m. eastern time) on the valuation date.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into an agreement with Morningstar Associates, LLC to provide investment services to the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management , LLC and Great Companies, LLC are both affiliates of the Fund and are sub-advisers to other funds within ATSF.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.25% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2004. There were no amounts recaptured for the year ended December 31, 2004.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of the invested plan amounts was $26. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$377,912
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	285,314
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, and distributions from underlying investment companies.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	6,404
Accumulative net realized gain (loss) from investment securities	(6,404)

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets du to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$469
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	6,620
Long-term capital gain	2,094

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$19,374
Undistributed Long-term Capital Gains	$46,238
Capitial Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$60,807

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$535,317
Unrealized Appreciation	$61,137
Unrealized (Depreciation)	(330)
Net Unrealized Appreciation (Depreciation)	$60,807

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Asset Allocation – Conservative Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation – Conservative Portfolio (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Asset Allocation–Conservative Portfolio

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $2,094 for the year ended December 31, 2004.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Federated Growth & Income

MARKET ENVIRONMENT

The U.S. stock market had a strong finish and ended the year with the total return for the Standard & Poor's 500 Composite Stock Index of 10.87%.

PERFORMANCE

For the year ended December 31, 2004, Federated Growth & Income, Initial Class returned 9.21%. By comparison its primary and former benchmarks, the Russell 3000 Value Index ("Russell 3000 Value") and the Russell Midcap Value Index ("Russell MCV") returned 16.94% and 23.71%, respectively.

STRATEGY REVIEW

During 2004, the portfolio was managed to emphasize capital protection at a time of historically high U.S. valuations. We continued to favor investments outside the U.S. to benefit from expected declines in the U.S. dollar, though toward the end of the year a rebound in the dollar seemed increasingly likely. The portfolio ended the year with 33% in non-U.S. investments, primarily non-U.S. stocks. This was a sharp reduction from the level earlier in the year. Additionally, there was a sharp reduction in equity holdings, as the portfolio ended the year with 29% in stocks, 35% in fixed income, and 36% in cash equivalents.

The portfolio invested for several years in gold stocks as a way to benefit from a falling dollar and a loss of confidence in financial assets worldwide. For the past three years, it has been our opinion that gold had ended its long bear market and had begun a new bull market, contrary to U.S. stocks. Toward the end of the year we reduced the portfolio's holdings from approximately 6% to 3% because we thought the gold sector had risen too sharply. We continue to favor gold over the major U.S. stock indices from a longer-term perspective.

Energy stocks held during 2004 made up approximately 7% of the portfolio's assets. We still favor the energy sector's long-term prospects despite recent weakness due to a sharp decline in crude oil prices. Healthcare was also approximately 7% of assets, mostly in the Japanese pharmaceutical industry.

The portfolio's highest returns came from various stocks and from currency gains on non-U.S. government fixed-income holdings. The best stock returns were from the energy sector, led by OMV AG (+110%), Husky Energy Inc. (+63%), Statoil ASA (+46%), Santos Limited (+37%), and EnCana Corporation (+46%). Other strong stocks were: United Utilities PLC (+49%), property investment and management company Rodamco Europe NV (+44%), package manufacturer Mayr-Melnhof Karton AG (+46%), and Yamanouchi Pharmaceutical Co., Ltd. (+26%). Several Australian real estate stocks returned at least 20% including Ronin Property Group, General Property Trust, Investa Property Group, and CFS Gandel Retail Trust.

The worst performing stocks were in the gold sector, notably Harmony Gold Mining Company Limited (–42%), Anglo Gold Ashanti Limited (–21%), and Lihir Gold Limited (–17%).

Steven J. Lehman, CFA

John L. Nichol,CFA

Co-Portfolio Managers
Federated Equity Management Company of Pennsylvania

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Federated Growth & Income

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	9.21%	15.89%	13.62%	12.02%	3/1/94
Russell 3000 Value[1]	16.94%	6.09%	13.83%	12.45%	3/1/94
Russell MCV[1]	23.71%	13.48%	15.72%	14.08%	3/1/94
Service Class	8.97%	–	–	17.87%	5/1/03

NOTES

1  The Russell 3000 Value (Russell 3000 Value) Index and Russell Midcap Value (Russell MCV) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. For reporting periods through December 31, 2003, the portfolio had selected Russell Mid Cap Value as its benchmark measure; however, the Russell 3000 Value is more appropriate for comparisons to the portfolio. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Federated Growth & Income

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,087.00	0.81%	$4.25
Hypothetical (b)	1,000.00	1,021.06	0.81	4.12
Service Class
Actual	1,000.00	1,086.00	1.06	5.56
Hypothetical (b)	1,000.00	1,019.81	1.06	5.38

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Type
At December 31, 2004

This chart shows the percentage breakdown by Bond Type of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Federated Growth & Income

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (27.0%)
U.S. Treasury Note
1.63%, due 10/31/2005	$20,000	$19,829
1.88%, due 11/30/2005 (a)	15,000	14,883
1.88%, due 12/31/2005	20,000	19,826
1.50%, due 03/31/2006	15,000	14,755
2.25%, due 04/30/2006	15,000	14,876
2.50%, due 05/31/2006 (a)	12,000	11,931
2.75%, due 06/30/2006	20,000	19,946
2.38%, due 08/15/2006 (a)	19,000	18,820
Total U.S. Government Obligations (cost: $135,493)		134,866
FOREIGN GOVERNMENT OBLIGATIONS (5.1%)
Canada Government 0.70%, due 03/20/2006	530,000	5,208
Italian Republic 3.75%, due 06/08/2005 3.75%, due 10/10/2006	210,000 210,000	2,081 2,056
Kingdom of Spain 3.10%, due 09/20/2006	430,000	4,412
Kingdom of Sweden 8.00%, due 08/15/2007	35,000	5,956
New Zealand Government 6.50%, due 02/15/2006	3,600	2,604
Republic of Austria 4.50%, due 09/28/2005	320,000	3,224
Total Foreign Government Obligations (cost: $23,343)		25,541
CORPORATE DEBT SECURITIES (2.8%)
Commercial Banks (0.6%)
European Investment Bank 2.13%, due 09/20/2007	320,000	3,285
Gas Production & Distribution (0.6%)
Williams Cos., Inc. 7.88%, due 09/01/2021	2,575	2,871
Health Services (0.9%)
Tenet Healthcare Corp. 6.50%, due 06/01/2012	5,000	4,625
Telecommunications (0.7%)
AT&T Corp. 6.00%, due 03/15/2009 (a)	3,150	3,288
Total Corporate Debt Securities (cost: $12,553)		14,069

	Shares	Value
COMMON STOCKS (28.7%)
Beer, Wine & Distilled Beverages (1.2%)
Kirin Brewery Co., Ltd.	634,000	$6,243
Construction (0.6%)
Multiplex Group	718,154	3,066
Drug Stores & Proprietary Stores (0.5%)
Boots Group PLC–ADR (a)	95,700	2,409
Electric Services (0.6%)
Scottish Power PLC	368,500	2,854
Electric, Gas & Sanitary Services (1.2%)
United Utilities PLC	505,300	6,114
Holding & Other Investment Offices (1.7%)
Health Care Property Investors, Inc.	96,300	2,667
Investa Property Group	1,549,500	2,743
Rodamco Europe NV	37,550	2,980
Instruments & Related Products (1.2%)
Fuji Photo Film Co., Ltd.–ADR (a)	157,100	5,810
Metal Mining (2.7%)
Anglo American PLC	104,400	2,470
AngloGold Ashanti, Ltd.–ADR (a)	64,300	2,337
Barrick Gold Corp. (a)	104,300	2,526
Harmony Gold Mining Co., Ltd.–ADR (a)	239,100	2,217
Lihir Gold, Ltd.–ADR (a)(b)	212,500	3,946
Oil & Gas Extraction (5.5%)
EnCana Corp.	46,900	2,676
Husky Energy, Inc.	181,200	5,180
Nexen, Inc.	61,100	2,484
OMV AG–ADR (a)	42,100	2,537
Petro-Canada	125,600	6,413
Santos, Ltd.–ADR (a)	141,100	3,722
Snam Rete Gas SpA	802,800	4,669
Paper & Paper Products (1.7%)
Carter Holt Harvey, Ltd.	2,495,700	3,731
Mayr-Melnhof Karton AG–ADR	114,398	4,871
Petroleum Refining (1.9%)
Imperial Oil, Ltd.	49,500	2,940
Statoil ASA	403,200	6,328
Pharmaceuticals (7.7%)
Daiichi Pharmaceutical Co., Ltd.	265,200	5,733
Sankyo Co., Ltd.	343,800	7,767
Taisho Pharmaceutical Co., Ltd.	131,000	2,851
Takeda Pharmaceutical Co., Ltd.	149,800	7,543
Tanabe Seiyaku Co., Ltd.	257,000	2,649
Watson Pharmaceuticals, Inc. (b)	131,600	4,318
Yamanouchi Pharmaceutical Co., Ltd.	199,000	7,749

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Federated Growth & Income

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Shopping Center (0.5%)
Pan Pacific Retail Properties, Inc.	38,300	$2,401
Telecommunications (1.7%)
BCE, Inc.	106,200	2,564
Telstra Corp., Ltd.–ADR	319,300	6,111
Total Common Stocks (cost: $104,205)		143,619
	Principal	Value
SHORT-TERM OBLIGATIONS (36.1%)
Repurchase Agreements (36.1%)
Investor's Bank & Trust Co. 1.75%, Repurchase Agreement dated 12/31/2004 to be repurchased at $180,355 on 01/03/2005 (c)	$180,328	$180,328
Total Short-Term Obligations (cost: $180,328)		180,328
SECURITY LENDING COLLATERAL (9.4%)
Debt (8.8%)
Bank Notes (0.7%)
Bank of America 2.27%, due 01/18/2005 (d) 2.26%, due 02/15/2005 (d) 2.27%, due 03/03/2005 (d) 2.30%, due 06/09/2005 (d)	485 485 565 243	485 485 565 243
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	727 485	727 485
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	243	243
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (d)	242	242
Commercial Paper (1.8%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	606 485	606 485
Fairway Finance–144A 2.36%, due 01/25/2005	910	910
Greyhawk Funding–144A 2.35%, due 02/08/2005	364	364
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	846	846
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (d) 2.39%, due 06/10/2005 (d)	1,527 1,576	1,527 1,576
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	1,210 845	1,210 845
Ranger Funding–144A 2.27%, due 01/14/2005	364	364

	Principal	Value
Euro Dollar Overnight (0.4%)
BNP Paribas 2.30%, due 01/03/2005	$606	$606
Harris Trust & Savings Bank 2.23%, due 01/03/2005	242	242
Royal Bank of Canada 2.25%, due 01/19/2005	1,224	1,224
Euro Dollar Terms (2.9%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	283 606	283 606
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	1,154 1,206 1,418	1,154 1,206 1,418
BNP Paribas 2.30%, due 02/01/2005	1,212	1,212
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	1,084 242	1,084 242
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	849 1,055	849 1,055
Den Danske Bank 2.26%, due 01/20/2005	606	606
Dexia Group 2.04%, due 01/21/2005	250	250
Fortis Bank 2.14%, due 01/12/2005	12	12
Lloyds TSB Bank 2.28%, due 02/02/2005	242	242
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	250 1,212	250 1,212
Svenska Handlesbanken 2.25%, due 01/10/2005	364	364
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	1,035 1,212	1,035 1,212
Repurchase Agreements (3.0%) (e)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,983 on 01/03/2005	2,982	2,982
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $4,850 on 01/03/2005	4,849	4,849

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Federated Growth & Income

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $4,845 on 01/03/2005	$4,844	$4,844
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,425 on 01/03/2005	2,425	2,425
	Shares	Value
Investment Companies (0.6%)
Money Market Funds (0.6%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	38,791	$39
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	630,368	630

	Shares	Value
Money Market Funds (continued)
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	1,423,684	$1,424
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (f)	1,031,089	1,031
Total Security Lending Collateral (cost: $46,796)		46,796
Total Investment Securities (cost: $502,718)		$545,219
SUMMARY:
Investments, at value	109.1%	$545,219
Liabilities in excess of other assets	(9.1)%	(45,687)
Net assets	100.0%	$499,532

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $45,598.

(b)  No dividends were paid during the preceding twelve months.

(c)  At December 31, 2004, the collateral for the repurchase agreement excluding collateral for securities on loan is as follows:

Collateral	Market Value and Accrued Interest
$20,972 Fannie Mae ARM-759255 3.51%, due 01/01/2034	$21,000
$19,152 SBA-506977 4.61%, due 09/25/2029	21,000
$20,940 Fannie Mae ARM-774972 4.21%, due 04/01/2034	21,000
$20,736 Fannie Mae Floating Rate Note Series 2002-92-Class FA 2.97%, due 01/25/2033	21,006
$20,684 Freddie Mac Floating Rate Note Series 2524-Class FX 3.00%, due 11/15/2032	21,006
$20,968 Fannie Mae Floating Rate Note Series 2004-5-Class FW 2.92%, due 12/25/2033	21,006
$20,832 Fannie Mae ARM-759527 4.43%, due 02/01/2034	21,000
$20,886 Ginnie Mae-80641 3.00%, due 10/20/2032	21,000
$20,862 Fannie Mae ARM-620048 3.21%, due 08/01/2037	21,000
$320 SBA-506605 4.75%, due 12/25/2028	345
$189,363

(d)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(e)  Cash collateral for the Repurchase Agreements, valued at $15,402, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(f)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $5,630 or 1.1% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Federated Growth & Income

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $502,718) (including securities loaned of $45,598)	$545,219
Cash	50
Receivables:
Investment securities sold	2,532
Shares sold	344
Interest	937
Dividends	399
Dividend reclaims receivable	30
Other	22
549,533
Liabilities:
Investment securities purchased	2,368
Accounts payable and accrued liabilities:
Shares redeemed	521
Management and advisory fees	313
Service fees	3
Payable for collateral for securities on loan	46,796
50,001
Net Assets	$499,532
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$284
Additional paid-in capital	398,284
Undistributed net investment income (loss)	12,466
Undistributed net realized gain (loss) from investment securities and foreign currency transactions	45,956
Net unrealized appreciation (depreciation) on: Investment securities	42,501
Translation of assets and liabilites denominated in foreign currencies	41
Net Assets	$499,532
Net Assets by Class:
Initial Class	$482,823
Service Class	16,709
Shares Outstanding:
Initial Class	27,445
Service Class	922
Net Asset Value and Offering Price Per Share:
Initial Class	$17.59
Service Class	18.12

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$5,692
Dividends	6,571
Income from loaned securities–net	141
Less withholding taxes on foreign dividends	(520)
11,884
Expenses:
Management and advisory fees	3,479
Printing and shareholder reports	90
Custody fees	128
Administration fees	70
Legal fees	4
Audit fees	16
Directors fees	16
Service fees: Service Class	22
Total expenses	3,825
Net Investment Income (Loss)	8,059
Net Realized Gain (Loss) from:
Investment securities	51,757
Foreign currency transactions	(990)
50,767
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(17,033)
Translation of assets and liabilities denominated in foreign currencies	(90)
(17,123)
Net Gain (Loss) on Investments and Foreign Currency Transactions	33,644
Net Increase (Decrease) in Net Assets Resulting from Operations	$41,703

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Federated Growth & Income

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$8,059	$13,130
Net realized gain (loss) from investment securities and foreign currency transactions	50,767	24,290
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(17,123)	64,152
	41,703	101,572
Distributions to Shareholders:
From net investment income:
Initial Class	(12,509)	(12,753)
Service Class	(249)	(2)
	(12,758)	(12,755)
From net realized gains:
Initial Class	(13,429)	(12,832)
Service Class	(294)	(18)
	(13,723)	(12,850)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	54,028	50,522
Service Class	14,020	2,878
	68,048	53,400
Dividends and distributions reinvested:
Initial Class	25,938	25,586
Service Class	543	20
	26,481	25,606
Cost of shares redeemed:
Initial Class	(65,201)	(87,623)
Service Class	(1,186)	(302)
	(66,387)	(87,925)
	28,142	(8,919)
Net increase (decrease) in net assets	43,364	67,048
Net Assets:
Beginning of year	456,168	389,120
End of year	$499,532	$456,168
Undistributed Net Investment Income (Loss)	$12,466	$12,400

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	3,148	3,337
Service Class	797	177
	3,945	3,514
Shares issued–reinvested from distributions:
Initial Class	1,589	1,683
Service Class	32	1
	1,621	1,684
Shares redeemed:
Initial Class	(3,824)	(5,613)
Service Class	(67)	(18)
	(3,891)	(5,631)
Net increase (decrease) in shares outstanding:
Initial Class	913	(593)
Service Class	762	160
	1,675	(433)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Federated Growth & Income

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$17.09	$0.30	$1.20	$1.50	$(0.48)	$(0.52)	$(1.00)	$17.59
	12/31/2003	14.35	0.48	3.24	3.72	(0.49)	(0.49)	(0.98)	17.09
	12/31/2002	15.28	0.62	(0.48)	0.14	(0.35)	(0.72)	(1.07)	14.35
	12/31/2001	13.43	0.64	1.46	2.10	(0.25)	–	(0.25)	15.28
	12/31/2000	10.91	0.51	2.65	3.16	(0.63)	(0.01)	(0.64)	13.43
Service Class	12/31/2004	17.57	0.24	1.27	1.51	(0.44)	(0.52)	(0.96)	18.12
	12/31/2003	15.04	0.17	2.88	3.05	(0.03)	(0.49)	(0.52)	17.57

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	9.21%	$482,823	0.82%	0.82%	1.74%	93%
	12/31/2003	26.84	453,361	0.81	0.81	3.14	128
	12/31/2002	0.96	389,120	0.81	0.81	4.11	146
	12/31/2001	15.70	281,943	0.86	0.86	4.39	117
	12/31/2000	29.16	122,886	0.86	0.86	4.31	147
Service Class	12/31/2004	8.97	16,709	1.07	1.07	1.37	93
	12/31/2003	20.79	2,807	1.08	1.08	1.55	128

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – March 1, 1994

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Federated Growth & Income

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Federated Growth & Income ("the Fund"), part of ATSF, began operations on March 1, 1994.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Directors of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Federated Growth & Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $29 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $60 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Federated Growth & Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward foreign currency contracts at December 31, 2004

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.75% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured for the year ended December 31, 2004. There were no amounts subject to recapture at December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Federated Growth & Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $22. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$146,432
U.S. Government	135,361
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	346,741
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to foreign currency transactions and REITs.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$(2)
Undistributed net investment income (loss)	4,765
Accumulated net realized gain (loss) from investment securities	(4,763)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$17,456
Long-term Capital Gain	8,149
2004 Distributions paid from:
Ordinary Income	18,969
Long-term Capital Gain	7,512

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$25,083
Undistributed Long-term Capital Gains	$33,339
Net Unrealized Appreciation (Depreciation)	$42,542	*

*  Amount includes unrealized appreciation (depreciation) on derivatives and foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$502,718
Unrealized Appreciation	$43,826
Unrealized (Depreciation)	(1,325)
Net Unrealized Appreciation (Depreciation)	$42,501

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Federated Growth & Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 5.–(continued)

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATSF will be 0.02% of average net assets.

The Fund will pay management fees to AFTA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.75% of the first $500 million
0.70% in excess of $500 million

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Federated Growth & Income

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Federated Growth & Income (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Federated Growth & Income

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $7,512 for the year ended December 31, 2004.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

16

Great Companies–AmericaSM

MARKET ENVIRONMENT

For the third consecutive year, large-cap "blue chip" stocks underperformed other asset classes. The sectors that had the highest returns this year, energy and utilities, are not sectors that we invest in because they have underperformed the Standard and Poor's 500 Composite Index ("S&P 500") over time.

During the year we made the following changes to the portfolio:

Deletions:

•  The Bank of New York Company, Inc. due to concerns about long-term growth opportunities

•  The Coca-Cola Company because of concerns about management and market position

•  Marsh & McLennan Companies, Inc. due to concerns about corporate governance and client relationships

•  Pfizer Inc. because of concerns about long-term growth and the declining fundamentals of the business

Additions:

•  American Express Company for its outstanding management, sound strategy moving forward, strong brand franchise and global growth

•  The Pepsi Bottling Group, Inc. has excellent management, strong brand franchise, and global growth

•  Zimmer Holdings, Inc. for its terrific management, high potential growth business, strong fundamentals, and being well positioned in the market

PERFORMANCE

For the year ended December 31, 2004, Great Companies–AmericaSM, Initial Class returned 1.72%. By comparison its benchmark, the S&P 500 returned 10.87%.

STRATEGY REVIEW

The wisdom of relying upon a strategy based on long-term investing has been questioned by investors and analysts over time. When the portfolio started in May 2000, we held fifteen stocks. To date, we have sold six of the initial fifteen stocks...great companies are not great forever. If you were to look at the nine original stocks that we have owned since inception, a period during which the S&P 500 declined 10.26% while the portfolio has a positive return of 0.50% since inception, you will find that the returns of a number of the stocks significantly outperformed the index. Consider the following: Since inception of the Great Companies–AmericaSM (May 1, 2000), The Procter & Gamble Company has posted a return of 99%, Citigroup Inc. a return of 27%, and Merrill Lynch & Co., Inc. a return of over 20%. However, General Electric Company and American International Group, Inc. declined –23.31% and –10.47%, respectively. Maintaining a position in stocks such as these over the long term has proven a solid strategy, upheld our performance, thus beating our benchmark since inception.

Not all equities currently in the portfolio performed at this level, some were better and some were worse, however the analysis does validate the wisdom of investing in great companies over the long-term.

Best performing stocks in the portfolio for the year 2004 were as follows:

Johnson & Johnson  25.61%
General Electric Company  20.30%
The Pepsi Bottling Group, Inc.  13.26%
The Procter & Gamble Company  12.26%
United Technologies Corporation  10.50%

Worst performing stocks in the portfolio for the year 2004 were as follows:

Texas Instruments Incorporated  –16.26%
Omnicom Group, Inc.  –3.13%
3M Company  –2.44%
American International Group, Inc.  –0.77%

The portfolio consists of large-cap, blue-chip stocks that pay dividends.

James H. Huguet

Gerald W. Bollman, CFA

Matthew C. Stephani, CFA, CPA

Co-Portfolio Managers
Great Companies, LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Great Companies–AmericaSM

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Initial Class	1.72%	0.11%	5/1/00
S&P 500[1]	10.87%	(2.29)%	5/1/00
Service Class	1.46%	10.95%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Great Companies–AmericaSM

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,020.30	0.88%	$4.47
Hypothetical (b)	1,000.00	1,020.71	0.88	4.47
Service Class
Actual	1,000.00	1,019.80	1.13	5.74
Hypothetical (b)	1,000.00	1,019.46	1.13	5.74

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Great Companies–AmericaSM

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.5%)
Aerospace (6.8%)
United Technologies Corp.	196,337	$20,291
Beverages (5.1%)
Anheuser-Busch Cos., Inc.	12,000	609
PepsiCo, Inc.	282,032	14,722
Business Services (13.0%)
First Data Corp.	446,223	18,982
Omnicom Group, Inc. (a)	236,698	19,958
Chemicals & Allied Products (10.6%)
Colgate-Palmolive Co.	338,994	17,343
Procter & Gamble Co. (The)	258,736	14,251
Commercial Banks (4.8%)
Citigroup, Inc.	295,111	14,218
Communications Equipment (0.0%)
Lucent Technologies, Inc. Warrants, Expires 12/10/2007 (b)	6,211	10
Computer & Data Processing Services (1.1%)
Microsoft Corp.	122,000	3,259
Computer & Office Equipment (5.3%)
Cisco Systems, Inc. (b)	70,000	1,351
International Business Machines Corp.	147,258	14,517
Electronic & Other Electric Equipment (7.1%)
General Electric Co.	580,930	21,204
Electronic Components & Accessories (5.2%)
Intel Corp.	59,000	1,380
Texas Instruments, Inc.	568,800	14,004
Insurance (4.4%)
American International Group, Inc.	194,765	12,790
Berkshire Hathaway, Inc.–Class B (b)	160	470
Medical Instruments & Supplies (9.4%)
Medtronic, Inc.	433,667	21,540
Zimmer Holdings, Inc. (b)	82,400	6,602
Paper & Allied Products (4.6%)
3M Co.	166,602	13,673
Pharmaceuticals (10.2%)
Abbott Laboratories	297,503	13,879
Johnson & Johnson	117,101	7,427
Wyeth	211,584	9,011
Security & Commodity Brokers (9.9%)
American Express Co.	190,000	10,710
Goldman Sachs Group, Inc. (The)	96,996	10,091
Merrill Lynch & Co., Inc.	144,300	8,625
Total Common Stocks (cost: $260,784)		290,917

	Principal	Value
SECURITY LENDING COLLATERAL (5.6%)
Debt (5.2%)
Bank Notes (0.4%)
Bank of America
2.27%, due 01/18/2005 (c)	$172	$172
2.26%, due 02/15/2005 (c)	172	172
2.27%, due 03/03/2005 (c)	200	200
2.30%, due 06/09/2005 (c)	86	86
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	258 172	258 172
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	86	86
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	86	86
Commercial Paper (1.0%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	215 172	215 172
Fairway Finance–144A 2.36%, due 01/25/2005	323	323
Greyhawk Funding–144A 2.35%, due 02/08/2005	129	129
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	300	300
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	542 559	542 559
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	429 300	429 300
Ranger Funding–144A 2.27%, due 01/14/2005	129	129
Euro Dollar Overnight (0.3%)
BNP Paribas 2.30%, due 01/03/2005	215	215
Harris Trust & Savings Bank 2.23%, due 01/03/2005	86	86
Royal Bank of Canada 2.25%, due 01/19/2005	434	434
Euro Dollar Terms (1.7%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	101 215	101 215
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	410 428 503	410 428 503

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Great Companies–AmericaSM

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
BNP Paribas 2.30%, due 02/01/2005	$430	$430
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	385 86	385 86
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	301 374	301 374
Den Danske Bank 2.26%, due 01/20/2005	215	215
Dexia Group 2.04%, due 01/21/2005	89	89
Fortis Bank 2.14%, due 01/12/2005	4	4
Lloyds TSB Bank 2.28%, due 02/02/2005	86	86
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	89 430	89 430
Svenska Handlesbanken 2.25%, due 01/10/2005	129	129
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	367 430	367 430
Repurchase Agreements (1.8%) (d)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,058 on 01/03./2005	1,058	1,058
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,720 on 01/03/2005	1,720	1,720

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,719 on 01/03/2005	$1,719	$1,719
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $860 on 01/03/2005	860	860
	Shares	Value
Investment Companies (0.4%)
Money Market Funds (0.4%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	13,763	$14
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	223,648	224
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	505,109	505
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	365,820	366
Total Security Lending Collateral (cost: $16,603)		16,603
Total Investment Securities (cost: $277,387)		$307,520
SUMMARY:
Investments, at value	103.1%	$307,520
Liabilities in excess of other assets	(3.1)%	(9,209)
Net assets	100.0%	$298,311

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $16,107.

(b)  No dividends were paid during the preceding twelve months.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $5,464, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $1,997 or .7% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Great Companies–AmericaSM

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $277,387) (including securities loaned of $16,107)	$307,520
Cash	7,540
Receivables:
Shares sold	50
Interest	7
Dividends	258
315,375
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	238
Management and advisory fees	194
Service fees	1
Payable for collateral for securities on loan	16,603
Other	28
17,064
Net Assets	$298,311
Net Assets Consist of:
Capital stock, 100,000 shares authorized ($.01 par value)	$301
Additional paid-in capital	305,438
Undistributed net investment income (loss)	2,213
Accumulated net realized gain (loss) from investment securities	(39,774)
Net unrealized appreciation (depreciation) on investment securities	30,133
Net Assets	$298,311
Net Assets by Class:
Initial Class	$294,213
Service Class	4,098
Shares Outstanding:
Initial Class	29,735
Service Class	413
Net Asset Value and Offering Price Per Share:
Initial Class	$9.89
Service Class	9.92

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$45
Dividends	4,621
Income from loaned securities–net	7
4,673
Expenses:
Management and advisory fees	2,215
Printing and shareholder reports	138
Custody fees	30
Administration fees	43
Legal fees	3
Audit fees	16
Directors fees	9
Other	1
Service fees:
Service Class	5
Total expenses	2,460
Net Investment Income (Loss)	2,213
Net Realized and Unrealized Gain (Loss):
Realized Gain (Loss) from investment securities	17,317
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(14,675)
Net Gain (Loss) on Investment Securities	2,642
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,855

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Great Companies–AmericaSM

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,213	$1,785
Net realized gain (loss) from investment securities	17,317	(5,244)
Net unrealized appreciation (depreciation) on investment securities	(14,675)	60,596
	4,855	57,137
Distributions to Shareholders:
From net investment income:
Initial Class	(1,779)	(997)
Service Class	(8)	–
	(1,787)	(997)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	15,705	64,421
Service Class	3,946	527
	19,651	64,948
Proceeds from fund acquisition:
Initial Class	124,290	–
Service Class	235	–
	124,525	–
Dividends and distributions reinvested:
Initial Class	1,779	997
Service Class	8	–
	1,787	997
Cost of shares redeemed:
Initial Class	(79,750)	(126,260)
Service Class	(728)	(28)
	(80,478)	(126,288)
	65,485	(60,343)
Net increase (decrease) in net assets	68,553	(4,203)
Net Assets:
Beginning of year	229,758	233,961
End of year	$298,311	$229,758
Undistributed Net Investment Income (Loss)	$2,213	$1,785

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	1,621	7,947
Service Class	409	58
	2,030	8,005
Shares issued on fund acquisition:
Initial Class	12,824	–
Service Class	24	–
	12,848	–
Shares issued–reinvested from distributions:
Initial Class	194	113
Service Class	1	–
	195	113
Shares redeemed:
Initial Class	(8,332)	(14,308)
Service Class	(76)	(3)
	(8,408)	(14,311)
Net increase (decrease) in shares outstanding:
Initial Class	6,307	(6,248)
Service Class	358	55
	6,665	(6,193)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Great Companies–AmericaSM

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$9.78	$0.07	$0.09	$0.16	$(0.05)	$–	$(0.05)	$9.89
	12/31/2003	7.88	0.06	1.88	1.94	(0.04)	–	(0.04)	9.78
	12/31/2002	9.96	0.05	(2.11)	(2.06)	(0.02)	–	(0.02)	7.88
	12/31/2001	11.38	0.04	(1.43)	(1.39)	(0.03)	–	(0.03)	9.96
	12/31/2000	10.00	0.04	1.34	1.38	–	–	–	11.38
Service Class	12/31/2004	9.81	0.06	0.08	0.14	(0.03)	–	(0.03)	9.92
	12/31/2003	8.37	0.03	1.41	1.44	–	–	–	9.81

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	1.72%	$294,213	0.86%	0.86%	0.78%	53%
	12/31/2003	24.67	229,217	0.85	0.85	0.73	39
	12/31/2002	(20.69)	233,961	0.88	0.88	0.54	31
	12/31/2001	(12.20)	152,874	0.89	0.89	0.39	70
	12/31/2000	13.80	83,121	0.91	0.91	0.52	15
Service Class	12/31/2004	1.46	4,098	1.12	1.12	0.59	53
	12/31/2003	17.25	541	1.12	1.12	0.50	39

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 1, 2000
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Great Companies–AmericaSM

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Great Companies–AmericaSM ("the Fund"), part of ATSF, began operations on May 1, 2000. The fund is "non-diversified"under 1940 Act.

On May 3, 2004, the Fund acquired all the net assets of GE U.S. Equity pursuant to a plan of reorganization approved by shareholders. Great Companies–AmericaSM is the accounting survivor. The acquisition was accomplished by a tax-free exchange of 12,848 shares of the Fund for the 9,533 shares of GE U.S. Equity outstanding on April 30, 2004. The aggregate net assets of the Fund immediately before the acquisition was $222,179. GE U.S. Equity's net assets at that date $124,525, including $11,396 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $346,704.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Great Companies–AmericaSM

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended December 31, 2004, of $17 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $3 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

From January 1, 2004 to April 30, 2004:

0.80% of ANA

From May 1, 2004 on:

0.775% of first $250 million of ANA
0.75% of ANA over $250 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured for the year ended December 31, 2004. There were no amounts subject to recapture at December 31, 2004.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Great Companies–AmericaSM

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $13. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$142,946
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	204,426
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$29,821
Undistributed net investment income (loss)	2
Accumulated net realized gain (loss) from investment securities	(29,823)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$2,534	December 31, 2008
12,784	December 31, 2009
8,716	December 31, 2010
9,588	December 31, 2011

The capital loss carryforward utilized during the year ended
December 31, 2004 was $13,373.

The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the periods listed.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Great Companies–AmericaSM

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$997
Long-term Capital Gain	–
2004 Distributions paid from:
Ordinary Income	1,787
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$2,213
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(33,622)
Net Unrealized Appreciation (Depreciation)	$23,981

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$283,539
Unrealized Appreciation	$25,704
Unrealized (Depreciation)	(1,723)
Net Unrealized Appreciation (Depreciation)	$23,981

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.775% of the first $250 million
0.75% over $250 million up to $500 million
0.70% over $500 million up to $1 billion
0.65% in excess of $1 billion

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Great Companies AmericaSM

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Great Companies AmericaSM (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Great Companies–TechnologySM

MARKET ENVIRONMENT

The NASDAQ 100 Index ("NASDAQ 100"), an index of mostly technology stocks and the benchmark of the portfolio, posted a modest gain after a year of significant amount of volatility. Some of the stellar sectors in the NASDAQ 100 were internet software and services and internet retail, up 72% and 31%, respectfully; and computer hardware, up 36%. Some sectors that we did not own and were leaders in performance: restaurants, up 88%; air freight and logistics, up 49%; construction, farm machinery and heavy trucks, up 47%; and hypermarkets and super centers, up 31%. The laggards were dominated by semiconductor equipment and semiconductors, down 23% and 21%, respectively. Though this past year was one of economic growth and relatively low interest rates, changes in expectations about growth seemed to overwhelm the larger trends. Many of the portfolio's stocks were in top-performing sectors: eBay Inc., Yahoo! Inc., Symantec Corporation, Dell Inc. and EMC Corporation were real standouts. The laggards were in semiconductors: Intel Corporation and Applied Materials, Inc., particularly.

We will continue to increase our weightings in stocks where operations are strong, but investors' expectations are pessimistic. And we will trim those stocks where valuations exceed reasonable forecasts of their operational strength.

PERFORMANCE

For the year ended December 31, 2004, Great Companies – TechnologySM , Initial Class returned 8.06%. By comparison its primary and former benchmarks, the NASDAQ 100 and NASDAQ Composite Index returned 10.44% and 8.59%, respectively.

STRATEGY REVIEW

During the past year we made the following changes in the portfolio:

Deletions:

•  Integrated Circuit Systems, Inc. due to concerns about loss of market share and slowing growth

•  UTStarcom, Inc. due to concerns about the company's change in strategy toward business mix leading to lower returns on investment and lower margins.

Additions:

•  QUALCOMM Incorporated for outstanding management, world leading wireless technology, gaining market share, and attractive valuation were strong reasons to add this company to the portfolio.

Best Performing stocks in ATSF Great Companies – TechnologySM for the year 2004 were:

eBay Inc.	75.02%

Yahoo! Inc.	67.21%

Symantec Corporation	47.94%

Waters Corporation	40.46%

Electronic Arts Inc.	28.64%

Worst performing stocks in the portfolio for the year 2004 were:

Intel Corporation	–26.57%

Applied Materials, Inc.	–23.94%

Xilinx, Inc.	–22.51%

Cisco Systems, Inc.	–20.30%

Analog Devices, Inc.	–18.89%

James H. Huguet

Gerald W. Bollman, CFA

Matthew C. Stephani, CFA, CPA

Co-Portfolio Managers
Great Companies, LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Great Companies–TechnologySM

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Initial Class	8.06%	(16.57)%	5/1/00
NASDAQ 100[1]	10.44%	(16.53)%	5/1/00
NASDAQ Composite[1]	8.59%	(11.54)%	5/1/00
Service Class	7.56%	23.52%	5/1/03

NOTES

1  The NASDAQ 100 (NASDAQ 100) Index and NASDAQ Composite (NASDAQ Composite) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. For reporting periods through December 31, 2003, the Fund had selected the NASDAQ Composite Index as its benchmark measure; however, the NASDAQ 100 is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the portfolio may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Great Companies–TechnologySM

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,023.90	0.85%	$4.32
Hypothetical (b)	1,000.00	1,020.86	0.85	4.32
Service Class
Actual	1,000.00	1,024.00	1.12	5.70
Hypothetical (b)	1,000.00	1,019.51	1.12	5.69

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Industry
At December 31, 2004

This chart shows the percentage breakdown by Industry of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Great Companies–TechnologySM

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.2%)
Business Services (11.3%)
eBay, Inc. (a)	77,500	$9,012
First Data Corp.	347,717	14,792
Communications Equipment (5.3%)
Lucent Technologies, Inc. Warrants, Expires 12/10/2007 (a)	7,786	12
Motorola, Inc.	11,800	203
QUALCOMM, Inc.	258,600	10,965
Computer & Data Processing Services (19.7%)
Electronic Arts, Inc. (a)	162,100	9,998
Microsoft Corp. (b)	642,800	17,169
SAP AG–ADR	8,300	367
Symantec Corp. (a)(b)	324,200	8,351
VeriSign, Inc. (a)	13,600	456
Yahoo!, Inc. (a)	143,740	5,416
Computer & Office Equipment (25.6%)
Cisco Systems, Inc. (a)	479,100	9,247
Dell, Inc. (a)	358,400	15,103
EMC Corp. (a)	1,045,200	15,542
International Business Machines Corp.	144,700	14,265
Electronic & Other Electric Equipment (0.2%)
Samsung Electronics Co., Ltd., GDR, 144A (USD) (a)(b)	2,400	526
Electronic Components & Accessories (21.4%)
Altera Corp. (a)(b)	10,700	220
Analog Devices, Inc.	251,800	9,296
Freescale Semiconductor, Inc.–Class B (a)	1,302	24
Intel Corp.	307,076	7,182
Linear Technology Corp.	6,000	233
Maxim Integrated Products, Inc.	213,100	9,033
PMC-Sierra, Inc. (a)	10,900	123
Texas Instruments, Inc.	399,500	9,836
Xilinx, Inc.	310,600	9,209
Industrial Machinery & Equipment (3.1%)
Applied Materials, Inc. (a)	371,500	6,353
Lam Research Corp. (a)	9,800	283
Instruments & Related Products (3.0%)
KLA-Tencor Corp. (a)(b)	4,500	210
Waters Corp. (a)	131,800	6,167
Management Services (0.2%)
Accenture, Ltd.–Class A (a)	13,300	359
Pharmaceuticals (5.4%)
Amgen, Inc. (a)	158,600	10,174
Amylin Pharmaceuticals, Inc. (a)(b)	7,700	180
Dendreon Corp. (a)(b)	4,700	51

	Shares	Value
Pharmaceuticals (continued)
Genzyme Corp. (a)	3,277	$190
Gilead Sciences, Inc. (a)	5,000	175
Guilford Pharmaceuticals, Inc. (a)(b)	20,000	99
Invitrogen Corp. (a)(b)	3,300	222
MedImmune, Inc. (a)	10,200	276
Total Common Stocks (cost: $167,237)		201,319
	Principal	Value
SECURITY LENDING COLLATERAL (8.2%)
Debt (7.7%)
Bank Notes (0.6%)
Bank of America
2.27%, due 01/18/2005 (c)	$180	$180
2.26%, due 02/15/2005 (c)	180	180
2.27%, due 03/03/2005 (c)	209	209
2.30%, due 06/09/2005 (c)	90	90
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	269 180	269 180
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	90	90
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	90	90
Commercial Paper (1.5%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	224 180	224 180
Fairway Finance–144A 2.36%, due 01/25/2005	337	337
Greyhawk Funding–144A 2.35%, due 02/08/2005	135	135
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	313	313
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	566 584	566 584
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	448 313	448 313
Ranger Funding–144A 2.27%, due 01/14/2005	135	135
Euro Dollar Overnight (0.5%)
BNP Paribas 2.30%, due 01/03/2005	449	449
Harris Trust & Savings Bank 2.23%, due 01/03/2005	90	90
Royal Bank of Canada 2.25%, due 01/19/2005	455	455

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Great Companies–TechnologySM

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (2.4%)
Bank of Montreal
2.26%, due 01/28/2005	$105	$105
2.13%, due 02/02/2005	225	224
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	428 447 525	428 447 525
BNP Paribas 2.30%, due 02/01/2005	225	225
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	401 90	401 90
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	314 391	314 391
Den Danske Bank 2.26%, due 01/20/2005	225	225
Dexia Group 2.04%, due 01/21/2005	92	92
Fortis Bank 2.14%, due 01/12/2005	4	4
Lloyds TSB Bank 2.28%, due 02/02/2005	90	90
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	92 449	92 449
Svenska Handlesbanken 2.25%, due 01/10/2005	135	135
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	384 449	384 449
Repurchase Agreements (2.7%) (d)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,105 on 01/03/2005	1,105	1,105

	Principal	Value
Repurchase Agreements (continued)
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,797 on 01/03/2005	$1,797	$1,797
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,796 on 01/03/2005	1,795	1,795
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $899 on 01/03/2005	898	898
	Shares	Value
Investment Companies (0.5%)
Money Market Funds (0.5%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	14,373	$14
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	233,561	234
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	527,496	527
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	382,034	382
Total Security Lending Collateral (cost: $17,339)		17,339
Total Investment Securities (cost: $184,576)		$218,658
SUMMARY:
Investments, at value	103.4%	$218,658
Liabilities in excess of other assets	(3.4)%	(7,285)
Net assets	100.0%	$211,373

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $16,769.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $5,707, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $2,611 or 1.2% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Great Companies–TechnologySM

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $184,576) (including securities loaned of $16,769)	$218,658
Cash	10,324
Foreign cash (cost: $27)	29
Receivables:
Shares sold	16
Interest	14
Dividends	26
229,067
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	195
Management and advisory fees	144
Service fees	1
Payable for collateral for securities on loan	17,339
Other	15
17,694
Net Assets	$211,373
Net Assets Consist of:
Capital stock, 150,000 shares authorized ($.01 par value)	$492
Additional paid-in capital	190,580
Undistributed net investment income (loss)	798
Accumulated net realized gain (loss) from investment securities, foreign currency transactions and written options	(14,581)
Net unrealized appreciation (depreciation) on: Investment securities	34,082
Translation of assets and liabilites denominated in foreign currencies	2
Net Assets	$211,373
Net Assets by Class:
Initial Class	$209,049
Service Class	2,324
Shares Outstanding:
Initial Class	48,700
Service Class	544
Net Asset Value and Offering Price Per Share:
Initial Class	$4.29
Service Class	4.28

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$85
Dividends	2,548
Income from loaned securities–net	14
Less withholding taxes on foreign dividends	(1)
2,646
Expenses:
Management and advisory fees	1,711
Printing and shareholder reports	31
Custody fees	26
Administration fees	32
Legal fees	2
Audit fees	16
Directors fees	8
Service fees:
Service Class	5
Total expenses	1,831
Net Investment Income (Loss)	815
Net Realized Gain (Loss) from:
Investment securities	17,472
Foreign currency transactions	(10)
17,462
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(1,986)
Translation of assets and liabilities denominated in foreign currencies	2
(1,984)
Net Gain (Loss) on Investments and Foreign Currency Transactions	15,478
Net Increase (Decrease) in Net Assets Resulting from Operations	$16,293

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Great Companies–TechnologySM

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$815	$(789)
Net realized gain (loss) from investment securities and foreign currency transactions	17,462	5,445
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(1,984)	49,330
	16,293	53,986
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	38,677	137,067
Service Class	1,812	769
	40,489	137,836
Proceeds from fund acquisition:
Initial Class	20,928	–
Service Class	518	–
	21,446	–
Cost of shares redeemed:
Initial Class	(79,849)	(31,243)
Service Class	(910)	(109)
	(80,759)	(31,352)
	(18,824)	106,484
Net increase (decrease) in net assets	(2,531)	160,470
Net Assets:
Beginning of year	213,904	53,434
End of year	$211,373	$213,904
Undistributed Net Investment Income (Loss)	$798	$–

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	9,543	43,188
Service Class	449	215
	9,992	43,403
Shares issued on fund acquisition:
Initial Class	5,341	–
Service Class	132	–
	5,473	–
Shares redeemed:
Initial Class	(19,820)	(9,878)
Service Class	(224)	(28)
	(20,044)	(9,906)
Net increase (decrease) in shares outstanding:
Initial Class	(4,936)	33,310
Service Class	357	187
	(4,579)	33,497

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Great Companies–TechnologySM

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$3.97	$0.02	$0.30	$0.32	$–	$–	$–	$4.29
	12/31/2003	2.63	(0.02)	1.36	1.34	–	–	–	3.97
	12/31/2002	4.25	(0.03)	(1.59)	(1.62)	–	–	–	2.63
	12/31/2001	6.74	(0.03)	(2.46)	(2.49)	–	–	–	4.25
	12/31/2000	10.00	(0.01)	(3.25)	(3.26)	–	–	–	6.74
Service Class	12/31/2004	3.97	0.02	0.29	0.31	–	–	–	4.28
	12/31/2003	3.00	(0.02)	0.99	0.97	–	–	–	3.97

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	8.06%	$209,049	0.85%	0.85%	0.38%	35%
	12/31/2003	50.95	213,164	0.87	0.87	(0.57)	40
	12/31/2002	(38.12)	53,434	1.00	1.01	(0.79)	86
	12/31/2001	(36.94)	56,885	0.99	0.99	(0.66)	75
	12/31/2000	(32.60)	24,159	1.00	1.05	(0.16)	48
Service Class	12/31/2004	7.56	2,324	1.15	1.15	0.48	35
	12/31/2003	32.33	740	1.12	1.12	(0.83)	40

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 1, 2000
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Great Companies–TechnologySM ("the Fund"), part of ATSF, began operations on May 1, 2000. The Fund is "non-diversified" under the 1940 Act.

On May 3, 2004, the Fund acquired all the net assets of BlackRock Global Science & Technology Opportunities pursuant to a plan of reorganization approved by shareholders of BlackRock Global Science & Technology Opportunities. Great Companies–TechnologySM is the accounting survivor. The acquisition was accomplished by a tax-free exchange of 5,473 shares of the Fund for the 2,595 shares of BlackRock Global Science & Technology Opportunities outstanding on April 30, 2004. The aggregate net assets of the Fund immediately before the acquisition was $203,055. BlackRock Global Science & Technology Opportunities' net assets at that date $21,446, including $628 of unrealized depreciation, were combined with those of the Fund, resulting in combined net assets of $224,501.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $20 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $6 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount is subsequently marked-to-market to reflect the current value of the option written.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$8,585	4%
Asset Allocation–Growth Portfolio	24,679	12%
Asset Allocation–Moderate Growth Portfolio	44,788	21%
Asset Allocation–Moderate Portfolio	34,424	16%
Total	$112,476	53%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.80% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2004. There are no amounts subject to recapture at December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $9. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$69,160
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	100,111
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, capital loss carryforwards, return of capital and foreign currency.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$4
Undistributed net investment income (loss)	(17)
Accumulated net realized gain (loss) from investment securities	13

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$12,540	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2004 was $17,203.

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$773
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(12,540)
Net Unrealized Appreciation (Depreciation)	$32,068	*

*  Amount includes unrealized appreciation (depreciation) on foreign currency.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$186,592
Unrealized Appreciation	$33,204
Unrealized (Depreciation)	(1,138)
Net Unrealized Appreciation (Depreciation)	$32,066

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.80% of the first $500 million
0.70% in excess of $500 million

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Great Companies–TechnologySM

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Great Companies–TechnologySM (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc,

Annual Report 2004

14

Asset Allocation–Growth Portfolio

MARKET ENVIRONMENT

The major U.S. stock indices finished 2004 well in the black. The broad Standard and Poor's 500 Composite Stock Index ("S&P 500") and Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") gained a healthy 10.87% and 10.85%, respectively for the year and the technology-heavy NASDAQ Composite Index ("NASDAQ") returned 8.59%. The Dow Jones Industrial Average ("Dow Jones") rose a more modest 5.31%, as the 30-stock index was hampered somewhat by weakness in a few holdings such as Merck & Co., Inc., Citigroup Inc., and Intel Corporation.

Most of the year's gains came in the fourth quarter. Investors were on edge through much of 2004, given the mixed economic signals early in the year: the prolonged Iraq situation, and uncertainty about the U.S. presidential election. Indeed, through the third quarter the Dow Jones and NASDAQ were still underwater for 2004, while the S&P 500 was up only 1.5%. The stock market revived in November and December, however, after definitive presidential election results and some reassurance from the Federal Reserve Board ("Fed") that the pace of its rate increases would be measured. Investors' renewed confidence was reflected in the fact that riskier fare contributed to the fourth quarter's surge, with the NASDAQ soaring and small caps out gaining large caps.

The international indices far outpaced the U.S. stock benchmarks in 2004, thanks in large part to the dollar's weakening against most major currencies, which boosts investment returns for U.S.-based investors. Thus, while the Morgan Stanley Capital International EAFE Index's 2004 returns were moderate in local-currency terms, it notched a robust 20.7% gain in U.S. dollar terms. Emerging markets were among the strongest performers, thanks to reviving world demand for the types of commodities they tend to produce. Oil-producing countries in Latin America enjoyed especially large gains.

Bonds were more mixed. Even though the Fed raised short-term rates five times beginning mid-year, longer-term bonds held their value better than most people were expecting. One reason is that the Fed had signaled its intentions clearly, and the bond market had already reacted in advance with a tumble during the spring. Also, Asian central banks continued to buy U.S. securities, providing price support. High-yield bonds, which are more credit-sensitive, rose in sympathy with the stock market, posting a strong 10.8% (Merrill Lynch High-Yield Cash Pay Index) return for the year.

PERFORMANCE

For the year ended December 31, 2004, Asset Allocation–Growth Portfolio, Initial Class returned 14.19%. By comparison its benchmark, the Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") returned 10.85%.

STRATEGY REVIEW

How did you manage the portfolio in this market environment?

We maintained our strategy of persistent diversification across the equity market, which was the source of the portfolio's strong relative performance. The portfolio performed well relative to both its benchmark and peers. The portfolio was up more than 14% over the past twelve months, versus 10.85% for the DJ Wilshire 5000. Moreover, it landed in the top quartile of Morningstar's Large Blend category.

The portfolio benefited strongly from its exposure to small and mid-cap stocks over this period, as those were the strongest performing parts of the domestic equity market. Over the course of the year, cash flows into the portfolio were generally used to increase its exposure to large-cap stocks.

In the fourth quarter, ten new funds were added to the lineup, including several that were used in the portfolio to broaden and diversify its asset class exposure. It now includes exposure to emerging markets bonds and international small-cap stocks.

Which individual holdings had the greatest positive impact on performance?

The portfolio's niche equity holdings paid off well. Third Avenue Value, Initial Class and Clarion Real Estate Securities, Initial Class performed well. These two winners accounted for slightly more than 8% of the portfolio's total net assets at the end of December.

Which individual holdings had the greatest negative impact on performance?

T. Rowe Price Small Cap and Salomon All Cap were significant underperformers for the period. T. Rowe Price Small Cap was approximately an 8% position for the first ten months of the year, and underperformed relevant small-cap indexes in the range of 400 to 800 basis points. Salomon All Cap was also an 8% position and underperformed the S&P 500 by roughly 200 basis points. Both these positions were cut significantly, when the new funds were added in November.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Asset Allocation–Growth Portfolio (continued)

Which sectors/industries had the greatest impact on performance?

Asset Allocation–Growth Portfolio had 2.2% of total assets in Clarion Real Estate Securities, which primarily owns real estate investment trusts (REITs). The real estate sector was one of the best performing sectors across the U.S. stock market, and as a result the Clarion Real Estate Securities, Initial Class was up substantially.

The greatest negative impact on performance was from the technology sector.

Which countries had the greatest impact on performance?

The largest international exposure of the portfolio was to the eurozone, at approximately 4% of total net assets.

Portfolio Construction Consultant
Morningstar Associates, LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Asset Allocation–Growth Portfolio

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Initial Class	14.19%	7.73%	5/1/02
DJ Wilshire 5000[1]	10.85%	6.01%	5/1/02
Service Class	13.90%	24.21%	5/1/03

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Asset Allocation–Growth Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,089.80	0.15%	$0.79
Hypothetical (b)	1,000.00	1,024.38	0.15	0.76
Service Class
Actual	1,000.00	1,088.00	0.40	2.10
Hypothetical (b)	1,000.00	1,023.13	0.40	2.03

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2004

This chart shows the percentage breakdown by asset type of the Fund's total investment securities. Asset type is calculated based on the aggregate portfolio holdings in the underlying funds in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Asset Allocation–Growth Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%)
Agressive Equity (18.3%)
Munder Net50, Initial Class (a)(b)	1,760,324	$16,811
TA IDEX T Rowe Price Health Sciences, Class I (c)	2,793,080	33,377
Third Avenue Value, Initial Class (a)	2,442,151	51,236
Transamerica Growth Opportunities, Initial Class (a)(b)	2,217,261	32,505
Transamerica Small/Mid Cap Value, Initial Class (a)(b)	1,542,737	26,134
Fixed-Income (1.7%)
TA IDEX Van Kampen Emerging Debt, Class I (b)(c)	1,457,216	14,849
Growth Equity (60.4%)
Capital Guardian Value, Initial Class (a)	4,234,531	85,834
Federated Growth & Income, Initial Class (a)	132,714	2,334
Great Companies–TechnologySM, Initial Class (a)(b)	5,752,631	24,679
Janus Growth, Initial Class (a)(b)	1,112,132	38,802
Jennison Growth, Initial Class (a)(b)	4,269,981	34,203
JP Morgan Mid Cap Value, Initial Class (a)	5,141,469	76,145
Mercury Large Cap Value, Initial Class (a)	5,104,160	87,638
Salomon All Cap, Initial Class (a)	3,846,674	54,700
TA IDEX UBS Large Cap Value, Class I (c)	5,813,995	60,582

	Shares	Value
Growth Equity (continued)
TA IDEX Van Kampen Small Cap Growth, Class I (b)(c)	1,971,660	$20,880
Transamerica Equity, Initial Class (a)(b)	2,132,506	44,527
Speciality–Real Estate (2.2%)
Clarion Real Estate Securities, Initial Class (a)	1,016,551	19,467
World Equity (17.4%)
Capital Guardian Global, Initial Class (a)	5,688,361	73,266
TA IDEX Evergreen International Small Cap, Class I (b)(c)	2,611,697	28,311
TA IDEX Marsico International Growth, Class I (b)(c)	4,893,498	51,431
Total Investment Companies (cost: $740,836)		877,711
Total Investment Securities (cost: $740,836)		$877,711
SUMMARY:
Investments, at value	100.0%	$877,711
Liabilities in excess of other assets	(0.0)%	(53)
Net assets	100.0%	$877,658

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  This portfolio is part of AEGON/Transamerica Series Fund, Inc., and is an affiliate of the Fund.

(b)  No dividends were paid during the preceding twelve months.

(c)  This portfolio is part of Transamerica IDEX Mutual Funds and is an affiliate of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Asset Allocation–Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies, at value (cost: $740,836)	$877,711
Receivables:
Shares sold	790
Dividends	76
878,577
Liabilities:
Investment securities purchased	576
Accounts payable and accrued liabilities:
Shares redeemed	214
Management and advisory fees	72
Service fees	24
Other	33
919
Net Assets	$877,658
Net Assets Consist of:
Capital stock, 150,000 shares authorized ($.01 par value)	$728
Additional paid-in capital	687,782
Undistributed net investment income (loss)	4,531
Undistributed net realized gain (loss) from investment in affiliated investment companies	47,742
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	136,875
Net Assets	$877,658
Net Assets by Class:
Initial Class	$759,168
Service Class	118,490
Shares Outstanding:
Initial Class	62,937
Service Class	9,850
Net Asset Value and Offering Price Per Share:
Initial Class	$12.06
Service Class	12.03

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$4,092
Expenses:
Management and advisory fees	672
Printing and shareholder reports	24
Custody fees	37
Administration fees	101
Legal fees	6
Audit fees	13
Directors fees	22
Registration fees	65
Service fees:
Service Class	143
Total expenses	1,083
Net Investment Income (Loss)	3,009
Net Realized Gain (Loss) from:
Realized gain (loss) from investment in affiliated investment companies	47,350
Realized gain distributions from investment in affiliated investment companies	2,109
49,459
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	45,866
Net Gain (Loss) on Investment in Affiliated Investment Companies	95,325
Net Increase (Decrease) in Net Assets Resulting from Operations	$98,334

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Asset Allocation–Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$3,009	$600
Net realized gain (loss) from investment in affiliated mutual funds	49,459	6,444
Net unrealized appreciation (depreciation) on investment in affiliated mutual funds	45,866	93,161
	98,334	100,205
Distributions to Shareholders:
From net investment income:
Initial Class	(544)	(533)
Service Class	(56)	–
	(600)	(533)
From net realized gains:
Initial Class	(5,451)	–
Service Class	(562)	–
	(6,013)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	246,360	272,914
Service Class	102,955	15,400
	349,315	288,314
Dividends and distributions reinvested:
Initial Class	5,995	533
Service Class	618	–
	6,613	533
Cost of shares redeemed:
Initial Class	(76,074)	(26,459)
Service Class	(10,342)	(1,811)
	(86,416)	(28,270)
	269,512	260,577
Net increase (decrease) in net assets	361,233	360,249
Net Assets:
Beginning of year	516,425	156,176
End of year	$877,658	$516,425
Undistributed Net Investment Income (Loss)	$4,531	$600

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	22,381	30,736
Service Class	9,357	1,581
	31,738	32,317
Shares issued–reinvested from distributions:
Initial Class	585	58
Service Class	61	–
	646	58
Shares redeemed:
Initial Class	(7,037)	(2,891)
Service Class	(964)	(185)
	(8,001)	(3,076)
Net increase (decrease) in shares outstanding:
Initial Class	15,929	27,903
Service Class	8,454	1,396
	24,383	29,299

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Asset Allocation–Growth Portfolio

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$10.67	$0.05	$1.45	$1.50	$(0.01)	$(0.10)	$(0.11)	$12.06
	12/31/2003	8.17	0.02	2.49	2.51	(0.01)	–	(0.01)	10.67
	12/31/2002	10.00	0.08	(1.91)	(1.83)	–	–	–	8.17
Service Class	12/31/2004	10.67	0.03	1.44	1.47	(0.01)	(0.10)	(0.11)	12.03
	12/31/2003	8.46	–	2.21	2.21	–	–	–	10.67

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	14.19%	$759,168	0.14%	0.14%	0.46%	38%
	12/31/2003	30.80	501,532	0.14	0.14	0.18	18
	12/31/2002	(18.30)	156,176	0.21	0.21	1.43	20
Service Class	12/31/2004	13.90	118,490	0.39	0.39	0.29	38
	12/31/2003	26.12	14,893	0.38	0.38	0.03	18

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 1, 2002
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see Note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation–Growth Portfolio ("the Fund"), part of ATSF, began operations on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of ATSF and Transamerica IDEX Mutual Funds. The net asset values of the underlying portfolios are determined at the close of the NYSE (generally 4:00 p.m. eastern time) on the valuation date.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into an agreement with Morningstar Associates, LLC to provide investment services to the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies LLC are both affiliates of the Fund and sub-advisers to other Funds within ATSF.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.25% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured for the year ended December 31, 2004. There are no amounts subject to recapture at December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amount was $38. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$523,882
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	255,877
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and distribution reclasses from mutual funds.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	1,522
Accumulated net realized gain (loss) from investment securities	(1,522)

The Tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$533
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	$6,083
Long-term capital gain	530

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$8,362
Undistributed Long-term Capital Gains	$44,054
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$136,732

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$740,979
Unrealized Appreciation	$136,732
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$136,732

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of
Asset Allocation–Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation–Growth Portfolio (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Asset Allocation–Growth Portfolio

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $530 for the year ended December 31, 2004.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

J. P. Morgan Enhanced Index

MARKET ENVIRONMENT

The Standard and Poor's 500 Composite Stock Index ("S&P 500") and NASDAQ Composite Index rose 10.87% and 8.59%, respectively, in 2004 marking the first back-to-back yearly gain for the U.S. equity markets since 1999. Value outpaced growth over the same period the Russell 1000 Value Index increased 16.49%, while the Russell 1000 Growth Index produced a 6.30% return. That said, equities were capped for much of the year by record-setting oil prices, the prospect of rising interest rates, valuation concerns and continuing difficulties in Iraq. The Federal Reserve Board decided to increase rates in June-the first time it did so in four years-and then followed with four more increases in 2004. The bears were kept in check throughout the year though by accelerating employment growth, benign overall inflation data, corporate earnings that continued to exceed expectations, and a strengthening economic backdrop. Add to that an ever-resilient consumer, low levels for longer-term bond yields, and a clear, concise outcome to the U.S. presidential election. Towards the end of the year oil prices fell significantly from their highs, ending the year at approximately $43 a barrel, which also helped the markets.

PERFORMANCE

For the year ended December 31, 2004, J.P. Morgan Enhanced Index, Initial Class returned 11.02%. By comparison its primary and former benchmarks, the S&P 500 and the Russell Mid Cap Value Index returned 10.87% and 23.71% respectively.

STRATEGY REVIEW

J.P. Morgan Enhanced Index seeks to create consistent excess returns relative to the S&P 500 by constructing a well-diversified portfolio of approximately 200-375 names that is style and sector neutral relative to the benchmark. Outperformance is achieved by over/underweighting stocks within sectors based on their longer-term earnings prospects as determined by our research team of 20 buy-side analysts.

The portfolio, over the twelve-month period ended December 31, 2004, outperformed the S&P 500. Performance over the year was spurred by robust stock selection within the industrial cyclical, finance and retail sectors. At the security level, overweight positions in Sepracor Inc. ("Sepracor") and Aetna Inc., along with an underweight in Merck & Co., Inc., positively impacted performance. Shares of Sepracor gained on the news of the Food and Drug Administration's ("FDA") approval of Lunesta, a prescription insomnia remedy, and the rejection of a rival drug, Indiplon IR insomnia, from Neurocrine Biosciences, Inc.

Alternatively, stock selection within media, consumer stable and energy proved to be a drag on results. Over this specific time period, overweight positions in Viacom Inc. and Forest Laboratories, Inc. ("Forest Labs"), negatively impacted performance. Forest Labs' stock was hurt by news that prescriptions for one of the company's anti-depressants were down and that its once-promising remedy, Neramexane, did not pass its first trials for statistical significance.

Christian Posada

Portfolio Manager
J. P. Morgan Investment Management Inc.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

J. P. Morgan Enhanced Index

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	From Inception	Inception Date
Initial Class	11.02%	(3.28)%	6.45%	5/2/97
Russell MidCap Value[1]	23.71%	13.48%	12.95%	5/2/97
S&P 500[1]	10.87%	(2.30)%	7.15%	5/2/97
Service Class	10.71%	–	20.12%	5/1/03

NOTES

1  The Russell MidCap Value (Russell MidCap Value) Index and Standard and Poor's 500 Composite Stock (S&P 500) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. For reporting periods through December 31, 2003, the Fund had selected the S&P 500 Index as its benchmark measure; however, the Russell MidCap Value is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of the Endeavor Series Trust.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

J. P. Morgan Enhanced Index

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,078.10	0.81%	$4.23
Hypothetical (b)	1,000.00	1,021.06	0.81	4.12
Service Class
Actual	1,000.00	1,076.80	1.07	5.59
Hypothetical (b)	1,000.00	1,019.76	1.07	5.43

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

J.P. Morgan Enhanced Index

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (0.1%)
U.S. Treasury Note 1.63%, due 01/31/2005 (a)	$300	$300
Total U.S. Government Obligations (cost: $300)		300
	Shares	Value
COMMON STOCKS (100.5%)
Aerospace (2.2%)
Lockheed Martin Corp.	20,600	$1,144
Northrop Grumman Corp.	21,100	1,147
United Technologies Corp.	28,200	2,914
Air Transportation (0.0%)
FedEx Corp.	700	69
Amusement & Recreation Services (0.5%)
Disney (Walt) Co. (The)	38,500	1,070
Apparel & Accessory Stores (0.8%)
Abercrombie & Fitch Co.–Class A	7,900	371
Gap (The), Inc.	14,200	300
Kohl's Corp. (b)	23,600	1,160
Ross Stores, Inc. (c)	1,400	40
Apparel Products (0.4%)
Jones Apparel Group, Inc.	23,500	859
Automotive (0.8%)
Ford Motor Co. (c)	59,800	876
General Motors Corp. (c)	15,200	609
Lear Corp.	7,700	470
Beverages (3.0%)
Anheuser-Busch Cos., Inc.	34,200	1,735
Coca-Cola Co. (The)	89,500	3,726
PepsiCo, Inc.	32,400	1,691
Business Credit Institutions (1.4%)
CIT Group, Inc.	28,500	1,306
Fannie Mae	6,400	456
Freddie Mac	19,800	1,459
Business Services (1.1%)
eBay, Inc. (b)	12,500	1,454
First Data Corp.	24,200	1,029
Chemicals & Allied Products (3.9%)
Air Products & Chemicals, Inc.	16,600	962
Dow Chemical Co. (The)	18,400	911
Nalco Holding Co. (b)	22,300	435
Praxair, Inc.	34,300	1,514
Procter & Gamble Co. (The)	87,900	4,842
Rohm & Haas Co.	15,700	694

	Shares	Value
Commercial Banks (9.7%)
AmSouth Bancorp (c)	1,200	$31
Bank of America Corp.	51,700	2,429
Bank of New York Co., Inc. (The)	35,300	1,180
Citigroup, Inc.	159,400	7,680
Comerica, Inc.	2,100	128
Compass Bancshares, Inc.	3,800	185
First Horizon National Corp. (c)	2,100	91
FirstMerit Corp.	1,700	48
KeyCorp	500	17
Marshall & IIsley Corp.	2,800	124
MBNA Corp.	60,100	1,694
Mellon Financial Corp.	25,700	800
North Fork Bancorp, Inc.	40,795	1,177
State Street Corp.	25,700	1,262
TCF Financial Corp. (c)	3,700	119
US Bancorp	21,500	673
Wachovia Corp.	34,300	1,804
Wells Fargo & Co.	52,800	3,282
Zions Bancorp	5,900	401
Communication (1.8%)
EchoStar Communications Corp.–Class A	15,000	499
Viacom, Inc.–Class B	102,300	3,723
Communications Equipment (1.8%)
Corning, Inc. (b)	83,200	979
Lucent Technologies, Inc. Warrants, Expires 12/10/2007 (b)	7,735	12
Motorola, Inc.	64,000	1,101
QUALCOMM, Inc.	53,800	2,281
Computer & Data Processing Services (5.4%)
Computer Sciences Corp. (b)	14,300	806
Juniper Networks, Inc. (b)	11,200	305
Microsoft Corp.	247,700	6,616
NCR Corp. (b)	7,200	498
Oracle Corp. (b)	238,700	3,275
SunGard Data Systems, Inc. (b)	7,700	218
Take-Two Interactive Software, Inc. (b)(c)	17,100	595
VERITAS Software Corp. (b)	15,100	431
Computer & Office Equipment (5.2%)
Cisco Systems, Inc. (b)	161,700	3,121
Dell, Inc. (b)	66,000	2,781
EMC Corp. (b)	60,100	894
Hewlett-Packard Co.	59,400	1,246
International Business Machines Corp.	34,700	3,421
Lexmark International, Inc. (b)	9,700	825
Seagate Technology Inc.–Escrow Shares (b)(e)	8,700	–	(d)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

J.P. Morgan Enhanced Index

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Construction (0.1%)
Centex Corp.	2,700	$161
Pulte Homes, Inc.	400	26
Department Stores (0.4%)
Federated Department Stores	13,700	792
Foot Locker, Inc.	4,900	132
TJX Cos., Inc. (c)	1,500	38
Drug Stores & Proprietary Stores (0.2%)
CVS Corp.	8,700	392
Electric Services (2.5%)
Consolidated Edison, Inc. (c)	7,100	311
Dominion Resources, Inc.	24,600	1,666
Edison International	2,100	67
FPL Group, Inc. (c)	12,600	942
Northeast Utilities	6,500	123
Pinnacle West Capital Corp.	15,900	706
PPL Corp.	18,400	980
SCANA Corp.	3,800	150
Xcel Energy, Inc. (c)	55,400	1,008
Electric, Gas & Sanitary Services (0.4%)
Entergy Corp.	3,300	223
PG&E Corp. (b)	17,100	569
Wisconsin Energy Corp. (c)	3,200	108
Electronic & Other Electric Equipment (3.8%)
General Electric Co.	248,500	9,070
Electronic Components & Accessories (4.1%)
Altera Corp. (b)(c)	26,400	547
Analog Devices, Inc.	36,300	1,340
Broadcom Corp.–Class A (b)	20,600	665
Freescale Semiconductor, Inc.–Class B (b)	7,066	130
Intel Corp.	99,700	2,332
Intersil Corp.–Class A	19,500	326
Linear Technology Corp.	12,800	496
Novellus Systems, Inc.	2,600	73
Tyco International, Ltd.	88,500	3,163
Xilinx, Inc.	18,000	534
Fabricated Metal Products (0.6%)
Gillette Co. (The)	34,200	1,532
Food & Kindred Products (1.6%)
Altria Group, Inc.	63,600	3,886
Furniture & Fixtures (0.5%)
Johnson Controls, Inc.	15,200	964
Masco Corp.	9,100	332
Furniture & Home Furnishings Stores (0.2%)
Bed Bath & Beyond, Inc. (b)	9,200	366

	Shares	Value
Gas Production & Distribution (0.0%)
Dynegy, Inc.–Class A (b)(c)	8,800	$41
Health Services (0.4%)
HCA, Inc.	23,600	943
Holding & Other Investment Offices (0.3%)
CarrAmerica Realty Corp. REIT	6,800	224
Equity Office Properties Trust	8,700	253
Kimco Realty Corp. REIT	3,400	197
Mack-Cali Realty Corp. REIT	300	14
Hotels & Other Lodging Places (0.8%)
Hilton Hotels Corp.	27,200	619
Marriott International, Inc.–Class A	11,900	749
MGM Mirage, Inc. (b)	2,200	160
Starwood Hotels & Resorts Worldwide, Inc.	6,600	385
Industrial Machinery & Equipment (2.0%)
Baker Hughes, Inc.	18,900	806
Caterpillar, Inc.	13,100	1,277
Cooper Cameron Corp. (b)	3,800	205
Deere & Co.	15,800	1,176
Eaton Corp.	14,500	1,049
SPX Corp. (c)	8,400	337
Insurance (4.7%)
Aetna, Inc.	13,700	1,709
AFLAC, Inc.	25,600	1,020
AMBAC Financial Group, Inc.	22,700	1,864
American International Group, Inc.	23,800	1,563
Assurant, Inc.	7,000	214
Cigna Corp.	1,700	139
MBIA, Inc. (c)	10,400	658
Progressive Corp. (The)	1,600	136
St. Paul Travelers Cos. Inc. (The)	25,800	956
UnitedHealth Group, Inc.	1,000	88
W.R. Berkley Corp.	13,200	623
WellPoint Health Networks Inc. (b)	19,100	2,197
Insurance Agents, Brokers & Service (0.6%)
Hartford Financial Services Group, Inc. (The) (c)	21,500	1,490
Life Insurance (0.7%)
Genworth Financial, Inc.–Class A	28,100	759
Metlife, Inc.	11,900	482
Protective Life Corp.	1,300	56
Torchmark Corp.	5,800	331
Lumber & Other Building Materials (2.0%)
Home Depot, Inc. (The)	63,700	2,723
Lowe's Cos., Inc. (c)	34,900	2,010

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

J.P. Morgan Enhanced Index

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Manufacturing Industries (0.5%)
Hasbro, Inc. (c)	25,100	$486
International Game Technology	18,100	622
Mattel, Inc.	3,500	68
Medical Instruments & Supplies (1.6%)
Baxter International, Inc.	10,900	377
Boston Scientific Corp. (b)	43,000	1,529
Guidant Corp.	25,500	1,839
Mortgage Bankers & Brokers (0.9%)
Countrywide Financial Corp. (c)	49,900	1,847
Doral Financial Corp. (c)	7,000	345
Motion Pictures (0.2%)
Time Warner, Inc. (b)	25,500	496
Oil & Gas Extraction (1.5%)
Anadarko Petroleum Corp.	9,800	635
Devon Energy Corp.	17,000	662
Pride International, Inc. (b)	21,800	448
Rowan Cos., Inc. (b)	13,300	345
Unocal Corp.	35,000	1,513
Paper & Allied Products (0.8%)
3M Co.	15,000	1,231
Smurfit-Stone Container Corp. (c)	36,900	689
Petroleum Refining (5.2%)
ChevronTexaco Corp.	41,600	2,184
ConocoPhillips	34,200	2,970
Exxon Mobil Corp.	127,800	6,551
Valero Energy Corp.	13,600	617
Pharmaceuticals (9.2%)
Amgen, Inc. (b)	35,200	2,258
Biogen Idec, Inc. (b)	800	53
Forest Laboratories, Inc. (b)(c)	38,800	1,741
Gilead Sciences, Inc. (b)	21,600	756
Hospira, Inc. (b)	300	10
Johnson & Johnson	70,200	4,452
Lilly (Eli) & Co.	42,200	2,395
McKesson Corp.	11,700	368
Medicis Pharmaceutical Corp.–Class A (c)	18,600	653
Medimmune, Inc. (b)	700	19
Merck & Co., Inc.	46,300	1,488
OSI Pharmaceuticals, Inc. (b)(c)	11,500	861
Pfizer, Inc.	142,500	3,832
Schering-Plough Corp.	25,500	532
Sepracor, Inc. (b)(c)	14,100	837
Watson Pharmaceuticals, Inc. (b)	11,900	390
Wyeth	25,100	1,069

	Shares	Value
Primary Metal Industries (0.8%)
Alcoa, Inc.	34,200	$1,075
United States Steel Corp. (c)	16,900	866
Printing & Publishing (1.1%)
Gannett Co., Inc.	22,100	1,806
Scripps (E.W.) Co. (The) (c)	15,800	763
Tribune Co.	3,500	148
Radio & Television Broadcasting (0.6%)
Fox Entertainment Group, Inc.–Class A (b)	48,600	1,519
Railroads (0.7%)
CSX Corp.	26,300	1,054
Norfolk Southern Corp.	17,500	633
Residential Building Construction (0.2%)
DR Horton, Inc.	900	36
Lennar Corp.–Class A (c)	8,300	470
Restaurants (1.2%)
McDonald's Corp.	62,800	2,013
Wendy's International, Inc.	4,100	161
Yum! Brands, Inc.	16,400	774
Retail Trade (0.2%)
Staples, Inc.	15,400	519
Rubber & Misc. Plastic Products (0.7%)
NIKE, Inc.–Class B	17,100	1,551
Savings Institutions (0.9%)
Washington Mutual, Inc.	48,100	2,034
Security & Commodity Brokers (3.1%)
Charles Schwab Corp. (The)	158,100	1,891
Goldman Sachs Group, Inc. (The)	16,600	1,727
Morgan Stanley	67,600	3,753
Telecommunications (3.4%)
BellSouth Corp.	5,700	158
Nextel Communications, Inc.–Class A (b)	49,500	1,485
SBC Communications, Inc.	51,900	1,337
Sprint Corp. (FON Group)	46,600	1,158
Verizon Communications, Inc.	94,900	3,844
Trucking & Warehousing (0.5%)
United Parcel Service, Inc.–Class B	14,000	1,196
Variety Stores (2.4%)
Dollar General Corp.	8,800	183
Family Dollar Stores, Inc. (c)	3,400	106
Target Corp.	32,200	1,672
Wal-Mart Stores, Inc.	70,100	3,703
Warehouse (0.2%)
Prologis	10,000	433

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

J.P. Morgan Enhanced Index

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Water Transportation (0.5%)
Carnival Corp. (c)	21,900	$1,262
Wholesale Trade Nondurable Goods (0.2%)
SYSCO Corp.	14,300	546
Total Common Stocks (cost: $204,629)		238,642
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.6%)
U.S. Treasury Bill
1.92%, due 02/03/2005	$564	$563
2.15%, due 02/24/2005	350	349
2.20%, due 03/10/2005	400	398
Total Short-Term U.S. Government Obligations (cost: $1,310)		1,310
	Principal	Value
SECURITY LENDING COLLATERAL (7.1%)
Debt (6.6%)
Bank Notes (0.5%)
Bank of America
2.27%, due 01/18/2005 (f)	$175	$175
2.26%, due 02/15/2005 (f)	175	175
2.27%, due 03/03/2005 (f)	203	203
2.30%, due 06/09/2005 (f)	87	87
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	262 175	262 175
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	87	87
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (f)	87	87
Commercial Paper (1.3%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	218 174	218 174
Fairway Finance–144A 2.36%, due 01/25/2005	327	327
Greyhawk Funding–144A 2.35%, due 02/08/2005	131	131
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	305	305
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (f) 2.39%, due 06/10/2005 (f)	550 567	550 567
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	435 304	435 304
Ranger Funding–144A 2.27%, due 01/14/2005	131	131

	Principal	Value
Euro Dollar Overnight (0.4%)
BNP Paribas 2.30%, due 01/03/2005	$436	$436
Harris Trust & Savings Bank 2.23%, due 01/03/2005	87	87
Royal Bank of Canada 2.25%, due 01/19/2005	441	441
Euro Dollar Terms (2.1%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	102 218	102 218
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	511 432 415	511 432 415
BNP Paribas 2.30%, due 02/01/2005	218	218
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	390 87	390 87
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	305 380	305 380
Den Danske Bank 2.26%, due 01/20/2005	218	218
Dexia Group 2.04%, due 01/21/2005	90	90
Fortis Bank 2.14%, due 01/12/2005	5	5
Lloyds TSB Bank 2.28%, due 02/02/2005	87	87
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	90 436	90 436
Svenska Handlesbanken 2.25%, due 01/10/2005	131	131
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	372 436	372 436
Repurchase Agreements (2.3%) (g)
Credit Suisse First Boston (USA), Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $1,073 on 1/03/2005	1,073	1,073
Goldman Sachs Group, Inc. (The) 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $1,745 on 1/03/2005	1,745	1,745

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

J.P. Morgan Enhanced Index

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co., Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $1,743 on 1/03/2005	$1,743	$1,743
Morgan Stanley 2.42% Repurchased Agreement dated 12/31/2004 to be repurchased at $873 on 1/03/2005	872	873
	Shares	Value
Investment Companies (0.5%)
Money Market Funds (0.5%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	13,958	$14
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	226,812	227
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	512,254	512
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (h)	370,995	371
Total Security Lending Collateral (cost: $16,838)		16,838
Total Investment Securities (cost: $223,077)		$257,090

SUMMARY:
Investments, at value	108.3%	$257,090
Liabilities in excess of other assets	(8.3)%	(19,696)
Net assets	100.0%	$237,394
FUTURES CONTRACTS:

	Contracts	Settlement Date	Amount	Net Unrealized Appreciation (Depreciation)
S&P 500 Index	6	03/17/2005	$1,821	$45

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is segregated with the custodian to cover open future contracts. The value of all securities segregated at December 31, 2004, is $300.

(b)  No dividends were paid during the preceding twelve months.

(c)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $16,284.

(d)  Value is less than $1.

(e)  Securities valued as determined in good faith in accordance with procedure established by the Fund's Board of Directors.

(f)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(g)  Cash collateral for the Repurchase Agreements, valued at $5,542, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(h)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

REIT  Real Estate Investment Trust

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $2,025 or .9% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

J.P. Morgan Enhanced Index

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $223,077) (including securities loaned of $16,284)	$257,090
Cash	86
Receivables:
Investment securities sold	45
Shares sold	11
Interest	4
Dividends	290
257,526
Liabilities:
Investment securities purchased	44
Accounts payable and accrued liabilities:
Shares redeemed	3,074
Management and advisory fees	152
Service fees	1
Payable for collateral for securities on loan	16,838
Variation margin	2
Other	21
20,132
Net Assets	$237,394
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$169
Additional paid-in capital	228,073
Undistributed net investment income (loss)	2,716
Accumulated net realized gain (loss) from investment securities and futures contracts	(27,622)
Net unrealized appreciation (depreciation) on: Investment securities	34,013
Futures contracts	45
Net Assets	$237,394
Net Assets by Class:
Initial Class	$231,055
Service Class	6,339
Shares Outstanding:
Initial Class	16,452
Service Class	450
Net Asset Value and Offering Price Per Share:
Initial Class	$14.04
Service Class	14.08

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$43
Dividends	4,533
Income from loaned securities–net	15
4,591
Expenses:
Management and advisory fees	1,736
Printing and shareholder reports	13
Custody fees	47
Administration fees	35
Legal fees	2
Audit fees	13
Directors fees	8
Service fees:
Service Class	7
Total expenses	1,861
Net Investment Income (Loss)	2,730
Net Realized Gain (Loss) from:
Investment securities	15,680
Futures contracts	273
15,953
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	5,459
Futures contracts	(40)
5,419
Net Gain (Loss) on Investment Securities and Futures Contracts	21,372
Net Increase (Decrease) in Net Assets Resulting from Operations	$24,102

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

J.P. Morgan Enhanced Index

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,730	$1,756
Net realized gain (loss) from investment securities and futures contracts	15,953	(2,489)
Net unrealized appreciation (depreciation) on investment securities and futures contracts	5,419	52,678
	24,102	51,945
Distributions to Shareholders:
From net investment income:
Initial Class	(1,742)	(1,047)
Service Class	(13)	–
	(1,755)	(1,047)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	33,554	55,773
Service Class	6,056	1,170
	39,610	56,943
Dividends and distributions reinvested:
Initial Class	1,742	1,047
Service Class	13	–
	1,755	1,047
Cost of shares redeemed:
Initial Class	(59,882)	(33,157)
Service Class	(1,102)	(322)
	(60,984)	(33,479)
	(19,619)	24,511
Net increase (decrease) in net assets	2,728	75,409
Net Assets:
Beginning of year	234,666	159,257
End of year	$237,394	$234,666
Undistributed Net Investment Income (Loss)	$2,716	$1,755

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	2,578	5,216
Service Class	462	98
	3,040	5,314
Shares issued–reinvested from distributions:
Initial Class	141	94
Service Class	1	–
	142	94
Shares redeemed:
Initial Class	(4,594)	(3,010)
Service Class	(85)	(26)
	(4,679)	(3,036)
Net increase (decrease) in shares outstanding:
Initial Class	(1,875)	2,300
Service Class	378	72
	(1,497)	2,372

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

J.P. Morgan Enhanced Index

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$12.75	$0.15	$1.24	$1.39	$(0.10)	$–	$(0.10)	$14.04
	12/31/2003	9.94	0.10	2.77	2.87	(0.06)	–	(0.06)	12.75
	12/31/2002	13.24	0.08	(3.33)	(3.25)	(0.05)	–	(0.05)	9.94
	12/31/2001	15.13	0.06	(1.86)	(1.80)	(0.09)	–	(0.09)	13.24
	12/31/2000	18.16	0.07	(1.99)	(1.92)	(0.08)	(1.03)	(1.11)	15.13
Service Class	12/31/2004	12.79	0.17	1.19	1.36	(0.07)	–	(0.07)	14.08
	12/31/2003	10.43	0.06	2.31	2.37	(0.01)	–	(0.01)	12.79

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	11.02%	$231,055	0.80%	0.80%	1.18%	48%
	12/31/2003	28.94	233,744	0.82	0.82	0.91	52
	12/31/2002	(24.59)	159,257	0.85	0.85	0.72	56
	12/31/2001	(11.98)	150,777	0.87	0.87	0.43	56
	12/31/2000	(10.92)	156,517	0.87	0.87	0.53	68
Service Class	12/31/2004	10.71	6,339	1.06	1.06	1.33	48
	12/31/2003	22.71	922	1.06	1.06	0.74	52

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 2, 1997
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2004 and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).   For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

J.P. Morgan Enhanced Index

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. J.P. Morgan Enhanced Index ("the Fund"), part of ATSF, began operations as part of the Endeavor Series Trust on May 2, 1997. The Fund became part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $6 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds,

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

J.P. Morgan Enhanced Index

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amount of open futures contracts at December 31, 2004, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities. Variation margin represents the additional payments due or excess deposits made in order to maintain the equity account at the required margin level.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.75% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.85% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2004. There were no amounts recaptured during the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

J.P. Morgan Enhanced Index

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $10. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$109,206
U.S. Government	301
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	124,020
U.S. Government	285

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, financial derivatives, return of capital, REITs and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$(4)
Undistributed net investment income (loss)	(14)
Accumulated net realized gain (loss) from investment securities	18

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$20,612	December 31, 2010
3,432	December 31, 2011

The capital loss carryforwards utilized during the year ended December 31, 2004 was $15,205.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$1,048
Long-term Capital Gain	–
2004 Distributions paid from:
Ordinary Income	1,755
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$2,707
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(24,044)
Net Unrealized Appreciation (Depreciation)	$30,489

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

J.P. Morgan Enhanced Index

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$226,602
Unrealized Appreciation	$35,002
Unrealized (Depreciation)	(4,513)
Net Unrealized Appreciation (Depreciation)	$30,489

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.75% of the first $750 million
0.70% over $750 million up to $1 billion
0.65% in excess of $1 billion

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
JP Morgan Enhanced Index

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JP Morgan Enhanced Index (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

16

J.P. Morgan Mid Cap Value

MARKET ENVIRONMENT

The Russell Mid Cap Value Index ("Russell MC Value") returned 23.71% in 2004, recording another year of gains as strong earnings growth and healthy corporate balance sheets kept investors' minds off increasing short-term interest rates, high oil prices, and the twin deficits. The Federal Reserve Board raised the federal-funds rate five times since June, but long-term interest rates actually declined and forced a flattening of the yield curve. Energy was the best performing sector, as companies benefited from high oil and natural gas prices. Healthcare was the worst performing sector as investors were concerned by a diminishing pipeline in the big pharmaceutical space and increasing headline risk. Mid caps outperformed large, as the Standard and Poor's Midcap 400 Index returned 16.47% over the period.

PERFORMANCE

For the year ended December 31, 2004, J.P. Morgan Mid Cap Value, Initial Class returned 14.58%. By comparison its primary and former benchmarks, the Russell MC Value and the Standard and Poor's Midcap 400 Index returned 23.71% and 16.47%, respectively.

STRATEGY REVIEW

Effective May 3, 2004, we took over the management of the portfolio. Since then the portfolio, which seeks to provide capital appreciation from a portfolio of mid cap value stocks, returned 15.75%. Although the portfolio posted strong performance, it underperformed its benchmark, the Russell MC Value. The majority of the relative underperformance came in the fourth quarter as the market saw strong reversal from high quality to low quality stocks. The strong performing stocks were high beta stocks, non-earners, and stocks with low return on equity ("ROE"), which are uncommon in our portfolio. In the mid cap value strategy we focus on high quality names, with durable franchises, strong cash flow, and an attractive valuation, which we believe cause stocks to perform well in the long run. When these stocks are not in favor we will underperform.

In terms of what specifically helped and hindered the portfolio's performance, our overweight in healthcare contributed to performance, while our stock selection in consumer discretionary and financials were the main detractors. However, 90% of the stocks in the portfolio did well over the period.

Our investment style emphasizes higher quality names such as Florida Rock Industries, Inc., which was the portfolio's greatest contributor to performance, returning 55.5% during the period. The security gained solid ground, as the company's strong position in the robust Florida construction market enabled it to reward shareholders with a special $1 per share dividend on October 1. In addition, the strong appreciation of the security can be attributed to the hurricane activity in Florida, which significantly increased the level of construction activity. The company finished off the year reporting a record fiscal result, with earnings increasing 48.3% in 2004. Another large contributor during the period was Kinder Morgan, Inc., which reported record quarterly earnings with earnings per share increasing 11% in the second quarter and 17% in the third quarter. In addition, the company announced that it would sell its TransColorado pipeline to Kinder Morgan Energy Partners, L.P. and use the proceeds to pay down debt and expand its stock buy-back program.

MGIC Investment Corporation was the portfolio's largest detractor, as competing bank products have captured business that the mortgage insurance industry typically had won, providing headwinds against revenue growth. We still believe there are reasons to be optimistic as the industry fights back with new products and lobbies for the tax deductibility of mortgage insurance premiums. However, the company reported an improved third quarter and has gained back some of its lost ground. Another detractor to the portfolio was media company, Gannett Co, Inc. ("Gannett"). The media sector has faced a soft advertising environment last year resulting in poor performance by this name. With regards to Gannett, the company missed third quarter earnings and management gave a cautious outlook for 2005. However, we still believe in the company's long-term fundamentals and strong management team.

Jonathan K. Simon

Portfolio Manager
J.P. Morgan Investment Management Inc.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

J.P. Morgan Mid Cap Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	From Inception	Inception Date
Initial Class	14.58%	7.35%	7.77%	5/3/99
Russell MidCap Value[1]	23.71%	13.48%	10.62%	5/3/99
S&P MidCap 400[1]	16.47%	9.53%	10.82%	5/3/99
Service Class	14.36%	–	24.75%	5/1/03

NOTES

1  The Russell MidCap Value (Russell MidCap Value) Index and Standard and Poor's MidCap 400 (S&P MidCap 400) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

J.P. Morgan Mid Cap Value

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,123.20	1.00%	$5.34
Hypothetical (b)	1,000.00	1,020.11	1.00	5.08
Service Class
Actual	1,000.00	1,121.90	1.25	6.67
Hypothetical (b)	1,000.00	1,018.85	1.25	6.34

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

J.P. Morgan Mid Cap Value

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.5%)
Apparel Products (4.2%)
Columbia Sportswear Co. (a)(b)	85,700	$5,109
V.F. Corp. (a)	134,100	7,426
Automotive (1.4%)
Genuine Parts Co.	44,200	1,947
Harsco Corp.	41,200	2,296
Automotive Dealers & Service Stations (4.0%)
AutoNation, Inc. (b)	185,700	3,567
AutoZone, Inc. (b)	90,500	8,264
Beverages (0.8%)
Brown-Forman Corp.–Class B	51,100	2,488
Chemicals & Allied Products (2.8%)
Albemarle Corp.	57,700	2,234
Clorox Co.	38,500	2,269
International Flavors & Fragrances, Inc.	43,700	1,872
Sherwin-Williams Co. (The)	40,700	1,816
Commercial Banks (7.5%)
Cullen/Frost Bankers, Inc.	32,300	1,570
M&T Bank Corp.	63,900	6,891
North Fork Bancorp, Inc.	184,650	5,327
Northern Trust Corp.	51,500	2,502
TCF Financial Corp. (a)	38,500	1,237
Wilmington Trust Corp.	128,000	4,627
Computer & Data Processing Services (3.3%)
Affiliated Computer Services, Inc.–Class A (a)(b)	38,700	2,329
Computer Associates International, Inc. (a)	75,700	2,351
IMS Health, Inc.	121,800	2,827
Interactive Data Corp. (b)	103,000	2,239
Computer & Office Equipment (0.8%)
Lexmark International, Inc. (b)	28,500	2,423
Department Stores (2.3%)
May Department Stores Co. (The) (a)	88,000	2,587
TJX Cos., Inc. (a)	168,400	4,232
Electric Services (4.3%)
Dominion Resources, Inc.	45,500	3,082
Energy East Corp.	84,200	2,246
SCANA Corp.	82,300	3,243
Sempra Energy (a)	56,300	2,065
Westar Energy, Inc.	90,600	2,072
Electrical Goods (1.3%)
Carlisle Cos., Inc.	61,300	3,980
Electronic & Other Electric Equipment (1.0%)
Cooper Industries, Ltd.–Class A	45,100	3,062

	Shares	Value
Environmental Services (1.5%)
Republic Services, Inc.	134,500	$4,511
Fabricated Metal Products (2.2%)
Crane Co.	91,900	2,650
Fortune Brands, Inc.	49,200	3,797
Food & Kindred Products (1.8%)
Hormel Foods Corp.	90,100	2,825
Smucker (J.M.) Co. (The) (a)	52,700	2,481
Furniture & Home Furnishings Stores (0.6%)
Tuesday Morning Corp. (b)	59,900	1,835
Gas Production & Distribution (3.3%)
Energen Corp. (a)	23,300	1,374
Kinder Morgan, Inc.	114,900	8,403
Health Services (4.2%)
Coventry Health Care, Inc. (b)	103,200	5,478
Manor Care, Inc.	42,800	1,516
Omnicare, Inc.	44,100	1,527
Quest Diagnostics, Inc.	20,300	1,940
Renal Care Group, Inc. (b)	51,400	1,850
Holding & Other Investment Offices (2.1%)
PS Business Parks, Inc.	44,500	2,007
Public Storage, Inc.	18,400	1,026
Rayonier, Inc.	63,500	3,106
Hotels & Other Lodging Places (0.2%)
Choice Hotels International, Inc.	10,900	632
Industrial Machinery & Equipment (0.5%)
American Standard Cos., Inc. (b)	38,200	1,578
Insurance (11.0%)
Assurant, Inc.	233,300	7,127
Cincinnati Financial Corp.	76,000	3,364
IPC Holdings, Ltd.	104,000	4,525
MGIC Investment Corp.	54,700	3,769
Old Republic International Corp.	215,400	5,450
PartnerRe, Ltd.	39,200	2,428
Principal Financial Group	73,500	3,009
SAFECO Corp. (a)	56,600	2,957
Insurance Agents, Brokers & Service (0.6%)
Willis Group Holdings, Ltd. (a)	45,600	1,877
Metal Cans & Shipping Containers (0.7%)
Ball Corp.	45,900	2,019
Mining (2.7%)
Florida Rock Industries, Inc. (a)	57,000	3,393
Vulcan Materials Co.	81,600	4,456

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

J.P. Morgan Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Motor Vehicles, Parts & Supplies (0.9%)
BorgWarner, Inc.	48,500	$2,627
Oil & Gas Extraction (4.1%)
Burlington Resources, Inc.	99,300	4,320
Devon Energy Corp.	159,300	6,200
Equitable Resources, Inc.	24,900	1,510
Paper & Allied Products (1.1%)
Pactiv Corp. (b)	126,800	3,207
Petroleum Refining (2.1%)
Ashland, Inc.	43,300	2,528
Premcor, Inc.	89,600	3,778
Pharmaceuticals (1.2%)
Sigma-Aldrich Corp.	57,700	3,489
Printing & Publishing (3.9%)
Dex Media, Inc. (a)	46,100	1,151
Gannett Co., Inc. (a)	62,500	5,106
Knight-Ridder, Inc.	20,200	1,352
Scripps (E.W.) Co. (The) (a)	81,968	3,957
Real Estate (1.5%)
Brookfield Properties Co. (a)	80,900	3,026
Forest City Enterprises, Inc.–Class A	24,800	1,427
Restaurants (2.5%)
Applebees International, Inc.	106,900	2,828
Outback Steakhouse, Inc.	100,800	4,615
Retail Trade (0.7%)
Tiffany & Co.	62,500	1,998
Savings Institutions (3.3%)
Golden West Financial Corp.	130,500	8,015
Webster Financial Corp.	37,200	1,884
Security & Commodity Brokers (1.8%)
Legg Mason, Inc.	45,200	3,311
T. Rowe Price Group, Inc.	31,400	1,953
Telecommunications (4.5%)
ALLTEL Corp.	87,400	5,136
CenturyTel, Inc.	149,000	5,285
Telephone & Data Systems, Inc. (a)	37,800	2,909
Textile Mill Products (0.8%)
Mohawk Industries, Inc. (b)	27,400	2,500
Transportation Equipment (1.1%)
United Defense Industries, Inc. (a)(b)	68,400	3,232
Variety Stores (1.7%)
Family Dollar Stores, Inc. (a)	164,300	5,131
Wholesale Trade Nondurable Goods (1.2%)
Dean Foods Co. (b)	107,500	3,542
Total Common Stocks (cost: $264,627)		289,107

	Principal	Value
SECURITY LENDING COLLATERAL (13.1%)
Debt (12.2%)
Bank Notes (1.0%)
Bank of America
2.27%, due 01/18/2005 (c)	$402	$402
2.26%, due 02/15/2005 (c)	402	402
2.27%, due 03/03/2005 (c)	468	468
2.30%, due 06/09/2005 (c)	201	201
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	603 402	603 402
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	201	201
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	201	201
Commercial Paper (2.4%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	502 402	502 402
Fairway Finance–144A 2.36%, due 01/25/2005	754	754
Greyhawk Funding–144A 2.35%, due 02/08/2005	301	301
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	701	701
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	1,266 1,306	1,266 1,306
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	1,002 701	1,002 701
Ranger Funding–144A 2.27%, due 01/14/2005	301	301
Euro Dollar Overnight (0.6%)
BNP Paribas 2.30%, due 01/03/2005	502	502
Harris Trust & Savings Bank 2.23%, due 01/03/2005	201	201
Royal Bank of Canada 2.25%, due 01/19/2005	1,015	1,015
Euro Dollar Terms (4.0%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	235 502	235 502
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	956 999 1,175	956 999 1,175

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

J.P. Morgan Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
BNP Paribas 2.30%, due 02/01/2005	$1,004	$1,004
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	898 201	898 201
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	703 874	703 874
Den Danske Bank 2.26%, due 01/20/2005	502	502
Dexia Group 2.04%, due 01/21/2005	207	207
Fortis Bank 2.14%, due 01/12/2005	10	10
Lloyds TSB Bank 2.28%, due 02/02/2005	201	201
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	207 1,005	207 1,005
Svenska Handlesbanken 2.25%, due 01/10/2005	301	301
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	858 1,005	858 1,005
Repurchase Agreements (4.2%) (d)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,471 on 01/03/2005	2,471	2,471

	Principal	Value
Repurchase Agreements (continued)
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $4,018 on 01/03/2005	$4,018	$4,018
Merril Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $4,014 on 01/03/2005	4,014	4,014
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,009 on 01/03/2005	2,009	2,009
	Shares	Value
Investment Companies (0.9%)
Money Market Funds (0.9%)
BGI Institutional Money Market Fund 1 day yield of 2.25%	32,144	$32
Goldman Sachs Financial Square Prime Obligations Fund 1 day yield of 2.05%	522,344	522
Merrill Lynch Premier Institutional Fund 1 day yield of 2.14%	1,179,712	1,180
Merrimac Cash Fund, Premium Class 1 day yield of 1.76% (e)	854,394	854
Total Security Lending Collateral (cost: $38,777)		38,777
Total Investment Securities (cost: $303,404)		$327,884
SUMMARY:
Investments, at value	110.6%	$327,884
Liabilities in excess of other assets	(10.6)%	(31,505)
Net assets	100.0%	$296,379

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $37,560.

(b)  No dividends were paid during the preceding twelve months.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $12,762, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $4,664 or 1.6% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

J.P. Morgan Mid Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $303,404) (including securities loaned of $37,560)	$327,884
Cash	13,830
Receivables:
Investment securities sold	243
Shares sold	532
Interest	16
Dividends	381
Dividend reclaims receivable	1
342,887
Liabilities:
Investment securities purchased	7,480
Accounts payable and accrued liabilities:
Shares redeemed	7
Management and advisory fees	226
Payable for collateral for securities on loan	38,777
Other	18
46,508
Net Assets	$296,379
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$200
Additional paid-in capital	265,319
Undistributed net investment income (loss)	804
Undistributed net realized gain (loss) from investment securities	5,576
Net unrealized appreciation (depreciation) on investment securities	24,480
Net Assets	$296,379
Net Assets by Class:
Initial Class	$295,909
Service Class	470
Shares Outstanding:
Initial Class	19,978
Service Class	32
Net Asset Value and Offering Price Per Share:
Initial Class	$14.81
Service Class	14.77

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$50
Dividends	2,133
Income from loaned securities–net	18
Less withholding taxes on foreign dividends	(4)
2,197
Expenses:
Management and advisory fees	1,163
Printing and shareholder reports	31
Custody fees	37
Administration fees	21
Legal fees	1
Audit fees	13
Directors fees	4
Other	28
Service fees:
Service Class	1
Total expenses before recapture of waived expenses	1,299
Recaptured expenses	91
Net expenses	1,390
Net Investment Income (Loss)	807
Net Realized and Unrealized Gain (Loss):
Realized Gain (Loss) from investment securities	12,800
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	12,247
Net Gain (Loss) on Investments	25,047
Net Increase (Decrease) in Net Assets Resulting from Operations	$25,854

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

J.P. Morgan Mid Cap Value

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$807	$58
Net realized gain (loss) from investment securities	12,800	137
Net unrealized appreciation (depreciation) on investment securities	12,247	15,809
	25,854	16,004
Distributions to Shareholders:
From net investment income:
Initial Class	(56)	(65)
	(56)	(65)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	240,163	22,377
Service Class	404	278
	240,567	22,655
Dividends and distributions reinvested:
Initial Class	56	65
Service Class	–	–
	56	65
Cost of shares redeemed:
Initial Class	(44,424)	(14,175)
Service Class	(303)	(3)
	(44,727)	(14,178)
	195,896	8,542
Net increase (decrease) in net assets	221,694	24,481
Net Assets:
Beginning of year	74,685	50,204
End of year	$296,379	$74,685
Undistributed Net Investment Income (Loss)	$804	$56

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	15,843	2,026
Service Class	30	24
	15,873	2,050
Shares issued–reinvested from distributions:
Initial Class	4	6
Service Class	–	–
	4	6
Shares redeemed:
Initial Class	(1,624)	(1,374)
Service Class	(22)	–
	(1,646)	(1,374)
Net increase (decrease) in shares outstanding:
Initial Class	14,223	658
Service Class	8	24
	14,231	682

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

J.P. Morgan Mid Cap Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$12.93	$0.08	$1.81	$1.89	$(0.01)	$–	$(0.01)	$14.81
	12/31/2003	9.85	0.01	3.08	3.09	(0.01)	–	(0.01)	12.93
	12/31/2002	11.29	0.01	(1.45)	(1.44)	–	–	–	9.85
	12/31/2001	11.90	0.01	(0.49)	(0.48)	(0.12)	(0.01)	(0.13)	11.29
	12/31/2000	10.72	0.03	1.36	1.39	(0.21)	–	(0.21)	11.90
Service Class	12/31/2004	12.92	0.04	1.82	1.86	(0.01)	–	(0.01)	14.77
	12/31/2003	10.21	(0.01)	2.72	2.71	–	–	–	12.92

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	14.58%	$295,909	1.00%	0.93%	0.58%	109%
	12/31/2003	31.42	74,375	1.00	1.02	0.10	73
	12/31/2002	(12.72)	50,204	1.00	1.14	0.13	85
	12/31/2001	(3.94)	30,215	1.00	1.34	0.09	78
	12/31/2000	12.92	14,714	1.00	1.90	0.29	111
Service Class	12/31/2004	14.36	470	1.25	1.18	0.27	109
	12/31/2003	26.54	310	1.25	1.28	(0.14)	73

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 3, 1999
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any and includes the recapture of previously waived expenses (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser and recapture of previously waived expenses.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

J.P. Morgan Mid Cap Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. J.P. Morgan Mid Cap Value ("the Fund"), part of ATSF, began operations on May 3, 1999.

On May 3, 2004, the Fund changed its name from Dreyfus Mid Cap to J.P. Morgan Mid Cap Value and changed its sub-adviser from The Dreyfus Corporation to J.P. Morgan Investment Management, Inc.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Directors of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

J.P. Morgan Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $18 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $8 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

J.P. Morgan Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$8,215	3%
Asset Allocation–Growth Portfolio	76,145	26%
Asset Allocation–Moderate Growth Portfolio	109,254	37%
Asset Allocation–Moderate Portfolio	16,479	6%
Total	$210,093	72%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.85% of the first $100 million of ANA
0.80% of ANA over $100 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2002	$55	12/31/2005
Fiscal Year 2003	9	12/31/2006
	Expense Recaptured by Advisor	Increase in Total Expenses to Average Net Assets
Recaptured in 2004	$91	0.07%

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $13. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

Brokerage Commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-advisor for the year ended December 31, 2004, were $3.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

J.P. Morgan Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$343,699
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term excluding U.S. Government	150,409
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales and REITs.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	(3)
Accumulated net realized gain (loss) from investment securities	3

The capital loss carryforward utilized during the year ended December 31, 2004 was $7,203.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$65
Long-term Capital Gain	–
2004 Distributions paid from:
Ordinary Income	56
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$1,999
Undistributed Long-term Capital Gains	$4,550
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$24,311

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$303,573
Unrealized Appreciation	$25,127
Unrealized (Depreciation)	(816)
Net Unrealized Appreciation (Depreciation)	$24,311

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

J.P. Morgan Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 5.–(continued)

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
J.P. Morgan Mid Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Mid Cap Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Janus Growth

PERFORMANCE

For the year ended December 31, 2004, Janus Growth, Initial Class returned 15.53%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 10.87%.

STRATEGY REVIEW

The portfolio's significant gains over the S&P 500 can be explained in part to individual stock picks within the healthcare and information technology ("IT") sectors. We missed on some gains, however, by maintaining an underweight position in energy, a sector that performed strongly during the year, and having no exposure to utilities, another area that turned in impressive results.

In a climate of rising interest rates, we believe it is prudent to be somewhat defensive in managing your investment. Therefore, during the period we continued to balance the portfolio equally with aggressive-growth names and more stable growers.

Among our biggest contributors during the period was Kinetic Concepts, Inc. ("Kinetic"). The medical-equipment maker exploded out of the gates, raising $540 million in its initial public offering earlier this year. In May, Kinetic announced that first-quarter revenues had jumped 35% over the year-ago period thanks to increased rental and sales volumes for its vacuum-assisted closure ("V.A.C.") large-wound healing devices. The V.A.C. system consists of a sterile foam dressing with a plastic-type backing that is placed in the wound. Tubing from the foam dressing leads to a canister that collects intracellular fluids and infectious materials. V.A.C. therapy helps speed healing by uniformly drawing wounds closed and applying controlled, localized negative pressure by means of a pump. This cutting-edge technology has been embraced by doctors, who have found the V.A.C. system particularly useful in treating diabetic ulcers. Kinetic boasts strong market penetration in the U.S. and currently has no formidable competition. Plus, the company generates steady revenues both from rental fees for its pumps and from sales of its disposable canister, dressing and tubing products.

Las Vegas hotel-casino resort operator Mandalay Resort Group ("Mandalay") also delivered positive results for the period. After realizing considerable gains in the stock, we began trimming our position prior to news of a buyout bid from MGM MIRAGE ("MGM"). Our weekly surveys also showed that room rates for June, July and August had softened, convincing us that Mandalay was going to miss earnings. While we started seeing this weakness as early as April, we believed a couple of the more savvy analysts on Wall Street would not become aware of the potential for the earnings miss until sometime in July, and that we therefore had time to liquidate the position slowly. In the interim period, we felt MGM's bid for Mandalay essentially eliminated the risk that its stock would trade down on a weak earnings number. Because we still owned a fair amount of the stock when MGM made its bid, we benefited when its price spiked.

Amazon.com, Inc. ("Amazon") was among our detractors during the period. Key to the online retailer's success has been its ability to attract more active customers and to then persuade them to buy more products. Today Amazon boasts about 41 million shoppers that have purchased at least once in the past twelve months - a figure that has been growing by roughly two million a quarter. Despite this winning business strategy, the company recently lowered its earnings expectations due to costs associated with opening a new distribution center in Europe and hiring additional IT staff. We consequently liquidated our position in the stock and redeployed the assets in other, more attractive investment opportunities.

We also suffered from the underperformance of our investment in radio broadcaster and billboard advertising company Clear Channel Communications, Inc. ("Clear Channel"). Watching the stock slide has been a frustrating experience, particularly because the company has made all the right moves to grow revenues in a persistently weak advertising environment. Management has resolutely controlled expenses and has reduced its leverage by paying down debt. Plus, Clear Channel is aggressively buying back its stock in a billion-dollar repurchase program. In spite of its troubles, a new strategy the firm is pursuing has convinced us to stand by the name. Clear Channel's radio stations are reducing the time allocated every hour for station identification and self-promotion announcements so that listeners can enjoy more of what they tune in for - music. We believe this approach will boost ratings, which, in turn, will translate into stronger ad pricing in 2005.

Edward Keely, CFA

Portfolio Manager
Janus Capital Management LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Janus Growth

Comparison if change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	15.53%	(11.43)%	11.31%	12.74%	10/2/86
S&P 500[1]	10.87%	(2.30)%	12.06%	12.12%	10/2/86
Service Class	15.22%	–	–	22.26%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Janus Growth

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,080.20	0.85%	$4.44
Hypothetical (b)	1,000.00	1,020.86	0.85	4.32
Service Class
Actual	1,000.00	1,078.50	1.10	5.75
Hypothetical (b)	1,000.00	1,019.66	1.10	5.58

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Janus Growth

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (89.7%)
Air Transportation (1.7%)
FedEx Corp. (a)	291,440	$28,704
Beer, Wine & Distilled Beverages (1.2%)
LVMH Moet Hennessy Louis Vuitton SA	268,043	20,525
Business Services (5.9%)
Clear Channel Communications, Inc. (a)	1,965,535	65,826
eBay, Inc. (b)	309,330	35,969
Chemicals & Allied Products (1.6%)
Procter & Gamble Co. (The)	494,505	27,237
Commercial Banks (5.5%)
Citigroup, Inc.	551,220	26,558
MBNA Corp.	1,673,560	47,178
Providian Financial Corp. (a)(b)	1,285,890	21,179
Communication (6.1%)
Liberty Media Corp.–Class A	5,554,557	60,989
Liberty Media International, Inc.–Class A (b)	401,456	18,559
XM Satellite Radio Holdings, Inc.–Class A (a)(b)	660,300	24,841
Communications Equipment (2.5%)
Motorola, Inc.	1,368,680	23,541
Research In Motion, Ltd. (b)	238,685	19,672
Computer & Data Processing Services (9.5%)
Check Point Software Technologies, Ltd. (b)	446,815	11,005
Checkfree Corp. (a)(b)	595,940	22,693
NAVTEQ Corp. (b)	274,875	12,743
Yahoo!, Inc. (b)	3,084,030	116,206
Computer & Office Equipment (2.4%)
Cisco Systems, Inc. (b)	1,256,655	24,253
Lexmark International, Inc. (b)	202,300	17,196
Electronic Components & Accessories (4.1%)
Advanced Micro Devices, Inc. (a)(b)	2,036,175	44,837
Maxim Integrated Products, Inc.	598,221	25,359
Furniture & Fixtures (3.2%)
Kinetic Concepts, Inc. (b)	720,745	54,993
Hotels & Other Lodging Places (5.8%)
Four Seasons Hotels, Inc. (a)	152,285	12,455
Las Vegas Sands Corp. (a)(b)	83,025	3,985
Marriott International, Inc.–Class A	555,420	34,980
MGM Mirage, Inc. (b)	45,005	3,274
Starwood Hotels & Resorts Worldwide, Inc.	764,385	44,640
Instruments & Related Products (1.3%)
Alcon, Inc. (a)	273,925	22,078
Insurance (6.1%)
Aetna, Inc.	137,060	17,098
UnitedHealth Group, Inc.	994,215	87,521

	Shares	Value
Medical Instruments & Supplies (8.5%)
Biomet, Inc.	518,295	$22,489
Boston Scientific Corp. (b)	999,455	35,531
Medtronic, Inc.	1,790,760	88,947
Oil & Gas Extraction (0.7%)
GlobalSantaFe Corp.	345,775	11,449
Paper & Allied Products (1.2%)
3M Co.	252,650	20,735
Personal Credit Institutions (1.2%)
SLM Corp.	385,195	20,566
Pharmaceuticals (10.7%)
Celgene Corp. (b)	1,382,370	36,674
Elan Corp. PLC–ADR (a)(b)	261,040	7,113
Genentech, Inc. (b)	1,433,365	78,032
Roche Holding AG–Genusschein	543,508	62,578
Radio & Television Broadcasting (1.1%)
IAC/InterActive Corp. (a)(b)	671,000	18,533
Restaurants (1.9%)
McDonald's Corp.	1,033,970	33,149
Retail Trade (2.5%)
Staples, Inc.	1,285,345	43,329
Water Transportation (5.0%)
Carnival Corp. (a)	509,430	29,359
Royal Caribbean Cruises, Ltd. (a)	1,054,420	57,403
Total Common Stocks (cost: $1,138,398)		1,541,981
	Principal	Value
SECURITY LENDING COLLATERAL (13.4%)
Debt (12.5%)
Bank Notes (1.0%)
Bank of America
2.27%, due 01/18/2005 (c)	$2,393	$2,393
2.26%, due 02/15/2005 (c)	2,393	2,393
2.27%, due 03/03/2005 (c)	2,788	2,788
2.30%, due 06/09/2005 (c)	1,197	1,197
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	2,393 3,589	2,393 3,589
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	1,196	1,196
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	1,196	1,196
Commercial Paper (2.5%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	2,991 2,393	2,991 2,393

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Janus Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Fairway Finance–144A 2.36%, due 01/25/2005	$4,488	$4,488
Greyhawk Funding–144A 2.35%, due 02/08/2005	1,795	1,795
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	4,175	4,175
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	7,538 7,777	7,538 7,777
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	5,969 4,172	5,969 4,172
Ranger Funding–144A 2.27%, due 01/14/2005	1,795	1,795
Euro Dollar Overnight (0.8%)
BNP Paribas 2.30%, due 01/03/2005	5,982	5,982
Harris Trust & Savings Bank 2.23%, due 01/03/2005	1,196	1,196
Royal Bank of Canada 2.25%, due 01/19/2005	6,042	6,042
Euro Dollar Terms (3.9%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	1,398 2,991	1,398 2,991
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	5,695 5,952 6,999	5,695 5,952 6,999
BNP Paribas 2.30%, due 02/01/2005	2,991	2,991
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	5,348 1,196	5,348 1,196
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	4,188 5,205	4,188 5,205
Den Danske Bank 2.26%, due 01/20/2005	2,991	2,991
Dexia Group 2.04%, due 01/21/2005	1,232	1,232
Fortis Bank 2.14%, due 01/12/2005	60	60
Lloyds TSB Bank 2.28%, due 02/02/2005	1,196	1,196
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	1,232 5,982	1,232 5,982

	Principal	Value
Euro Dollar Terms (continued)
Svenska Handlesbanken 2.25%, due 01/10/2005	$1,795	$1,795
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	5,109 5,982	5,109 5,982
Repurchase Agreements (4.3%) (d)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $14,719 on 01/03/2005	14,716	14,716
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $23,934 on 01/03/2005	23,929	23,929
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $23,910 on 01/03/2005	23,905	23,905
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $11,966 on 01/03/2005	11,964	11,964
	Shares	Value
Investment Companies (0.9%)
Money Market Funds (0.9%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	191,430	$191
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	3,110,738	3,111
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	7,025,586	7,026
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	5,088,210	5,088
Total Security Lending Collateral (cost: $230,930)		230,930
Total Investment Securities (cost: $1,369,328)		$1,772,911
SUMMARY:
Investments, at value	103.1%	$1,772,911
Liabilities in excess of other assets	(3.1)%	(53,726)
Net assets	100.0%	$1,719,185

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Janus Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $222,180.

(b)  No dividends were paid during the preceding twelve months.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $76,004, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 2/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $27,778 or 1.6% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Janus Growth

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $1,369,328) (including securities loaned of $222,180)	$1,772,911
Cash	177,579
Receivables:
Shares sold	92
Interest	218
Dividends	1,379
Dividend reclaims receivable	8
1,952,187
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	907
Management and advisory fees	1,077
Service fees	1
Payable for collateral for securities on loan	230,930
Other	87
233,002
Net Assets	$1,719,185
Net Assets Consist of:
Capital stock, 850,000 shares authorized ($.01 par value)	$493
Additional paid-in capital	2,163,372
Accumulated net investment income (loss)	(10)
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(848,253)
Net unrealized appreciation (depreciation) on investment securities	403,583
Net Assets	$1,719,185
Net Assets by Class:
Initial Class	$1,716,298
Service Class	2,887
Shares Outstanding:
Initial Class	49,193
Service Class	83
Net Asset Value and Offering Price Per Share:
Initial Class	$34.89
Service Class	34.74

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$982
Dividends	9,361
Income from loaned securities–net	219
Less withholding taxes on foreign dividends	(227)
10,335
Expenses:
Management and advisory fees	13,135
Printing and shareholder reports	545
Custody fees	181
Administration fees	247
Legal fees	16
Audit fees	13
Directors fees	60
Other	1
Service fees:
Service Class	4
Total expenses	14,202
Less:
Advisory fee waiver	(236)
Net expenses	13,966
Net Investment Income (Loss)	(3,631)
Net Realized Gain (Loss) from:
Investment securities	140,590
Foreign currency transactions	18
140,608
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	100,449
Translation of assets and liabilities denominated in foreign currencies	(1)
100,448
Net Gain (Loss) on Investment Securities and Foreign Currency Transactions	241,056
Net Increase (Decrease) in Net Assets Resulting from Operations	$237,425

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Janus Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(3,631)	$(4,302)
Net realized gain (loss) from investment securities and foreign currency transactions	140,608	(72,299)
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	100,448	475,138
	237,425	398,537
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	45,082	180,078
Service Class	2,222	814
	47,304	180,892
Proceeds from fund acquisition:
Initial Class	–	246,159
Service Class	–	–
	–	246,159
Cost of shares redeemed:
Initial Class	(265,616)	(234,533)
Service Class	(452)	(71)
	(266,068)	(234,604)
	(218,764)	192,447
Net increase (decrease) in net assets	18,661	590,984
Net Assets:
Beginning of year	1,700,524	1,109,540
End of year	$1,719,185	$1,700,524
Accumulated Net Investment Income (Loss)	$(10)	$–

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	1,414	6,871
Service Class	71	29
	1,485	6,900
Shares issued on fund acquisition:
Initial Class	–	9,914
Service Class	–	–
	–	9,914
Shares redeemed:
Initial Class	(8,498)	(9,012)
Service Class	(15)	(2)
	(8,513)	(9,014)
Net increase (decrease) in shares outstanding:
Initial Class	(7,084)	7,773
Service Class	56	27
	(7,028)	7,800

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Janus Growth

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$30.20	$(0.07)	$4.76	$4.69	$–	$–	$–	$34.89
	12/31/2003	22.88	(0.08)	7.40	7.32	–	–	–	30.20
	12/31/2002	32.65	(0.09)	(9.68)	(9.77)	–	–	–	22.88
	12/31/2001	47.34	(0.12)	(13.24)	(13.36)	–	(1.33)	(1.33)	32.65
	12/31/2000	78.00	(0.14)	(21.10)	(21.24)	(0.10)	(9.32)	(9.42)	47.34
Service Class	12/31/2004	30.15	(0.14)	4.73	4.59	–	–	–	34.74
	12/31/2003	24.83	(0.08)	5.40	5.32	–	–	–	30.15

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	15.53%	$1,716,298	0.85%	0.86%	(0.22)%	43%
	12/31/2003	31.99	1,699,707	0.84	0.84	(0.30)	64
	12/31/2002	(29.92)	1,109,540	0.86	0.86	(0.33)	68
	12/31/2001	(28.20)	1,892,586	0.89	0.89	(0.33)	60
	12/31/2000	(28.94)	2,957,087	0.82	0.82	(0.18)	49
Service Class	12/31/2004	15.22	2,887	1.10	1.11	(0.43)	43
	12/31/2003	21.43	817	1.10	1.10	(0.56)	64

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – October 2, 1986
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Janus Growth

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Janus Growth ("the Fund"), part of ATSF, began operations on October 2, 1986.

On May 1, 2003, the Fund acquired all the net assets of Janus Growth II pursuant to a plan of reorganization approved by the shareholders of Janus Growth II on April 16, 2003. Janus Growth is the accounting survivor. The acquisition was accomplished by a tax-free exchange of 9,914 shares of the Fund for the 6,961 shares of Janus Growth II outstanding on April 30, 2003. The aggregate net assets of Janus Growth immediately before the acquisition was $1,165,762. Janus Growth II's net assets at that date $246,159, including $4,068 of unrealized depreciation were combined with those of the Fund, resulting in combined net assets of $1,411,921.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Directors of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Janus Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $285 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $94 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Janus Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$9,441	1%
Asset Allocation–Growth Portfolio	38,802	2%
Asset-Allocation–Moderate Growth Portfolio	63,446	4%
Asset-Allocation–Moderate Portfolio	49,506	3%
Total	$161,195	10%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.80% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.85% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2004	$236	12/31/2007

There were no amounts recaptured during the year ended December 31, 2004.

The sub-adviser, Janus Capital Management LLC, has agreed to a pricing discount based on the aggregate assets that they manage in the ATSF and Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund for the year ended December 31, 2004 was $35 and is presented as a reduction of management and advisory fees in the Statement of Operations.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Janus Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $74. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$636,090
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	865,708
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$(3,603)
Undistributed net investment income (loss)	3,621
Accumulated net realized gain (loss) from investment securities	(18)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$470,448	December 31, 2009
293,625	December 31, 2010
80,862	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2004 was $129,157.

The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the periods listed.

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(844,935)
Post October currency loss deferral	$(11)
Net Unrealized Appreciation (Depreciation)	$400,266

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$1,372,645
Unrealized Appreciation	$430,399
Unrealized (Depreciation)	(30,133)
Net Unrealized Appreciation (Depreciation)	$400,266

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Janus Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 5.–(continued)

assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.80% of the first $250 million
0.77% over $250 million up to $750 million
0.75% over $750 million up to $1.5 billion
0.70% over $1.5 billion to $3 billion
0.675% in excess of $3 billion

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Janus Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Growth (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Jennison Growth

MARKET ENVIRONMENT

The portfolio had another positive year helped in large part by gains in the fourth quarter on the back of lower energy prices and uncontested election results. As we believed at the outset of 2004, a synchronized global expansion supported above-trend domestic growth. However, it also created a strain on resources that sent the price of oil and other basic commodities soaring. In the face of this and other challenges, the U.S. economy grew more than 4% in 2004 underscoring the resiliency of the current cycle.

PERFORMANCE

For the year ended December 31, 2004, Jennison Growth, Initial Class returned 9.13%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 10.87%.

STRATEGY REVIEW

The portfolio outperformed the Russell 1000 Growth Index ("Russell 1000 Growth"), a style benchmark; however it underperformed the S&P 500, the portfolio's benchmark. During the year the S&P 500 return of 10.87% outperformed the Russell 1000 Growth return of 6.30% by about 460 basis points. The portfolio tends to have sector allocations more in-line with the Russell 1000 Growth, so it is helpful to examine the composition of these indices. The performance disparity in the indices was due to the significant differences in the sector weightings, as there was a significant spread between high and low performing sectors. The best performing sectors of the year, energy, telecommunications and utilities, each of which had gains of 20% or more, comprise 13% of the S&P 500 and a mere 2.5% of the Russell 1000 Growth. The worst performing sectors in 2004, healthcare and information technology ("IT"), comprise over 50% of the Russell 1000 Growth but only 30% of the S&P 500.

IT, the largest weight in the portfolio, had the most significant positive impact on total return, despite a challenging environment for stocks in this sector. The majority of weakness was in semiconductors, and several holdings including Intel Corporation and Texas Instruments Incorporated produced negative returns for the year. Leading up to the summer, the outlook for business spending on semiconductors was positive and building momentum. Demand slowed suddenly, however, leading to excess inventories.

Nevertheless, certain segments within the sector did quite well and more than offset this weakness. Internet related companies such as Google Inc. and Yahoo! Inc. benefited from explosive growth in Internet advertising revenue. Apple Computer, Inc. was a stellar performer due to very strong consumer demand for its iPod and digital lifestyle businesses. We believe the company has a strong balance sheet, and its ability to drive significant free cash flow bodes well for the future. Marvell Enterprises, Inc., a semiconductor company benefiting from a strong product cycle, overcame a dismal industry environment and was one of the portfolio's strongest performing positions.

Energy was the best performing sector for the portfolio and the broad markets in general. We were positioned for the portfolio to benefit from a strong cyclic move in the prices of energy commodities, however we reduced our position toward the end of the year. While not a traditional area of opportunity for our growth portfolios, we remain invested in selected companies that should benefit from a secular supply/demand imbalance. Included are Schlumberger Limited, an oil services company and Suncor Energy Inc., a company involved in alternative production sources.

Our healthcare holdings helped relative returns due to strong stock selection. Biotechnology companies Gilead Sciences, Inc. and Genentech, Inc. were notable performers due to favorable regulatory developments during the year. An underweight in major pharmaceuticals, which performed poorly due to downward revisions for growth expectations, also helped relative returns. We continue to emphasize companies that have strong product momentum and well above industry-average earnings growth.

Our consumer staples positions more than doubled the returns of the S&P 500's sector and added significantly to relative return. This relative strength was driven by superior returns from Whole Foods Market, Inc., a natural and organic supermarket chain, Costco Wholesale Corporation, the membership warehouse retailer, and Avon Products, Inc., the personal beauty product company.

On the other hand, relative underperformance for the year came from the portfolio's underweight in industrials. Despite strong returns from General Electric Company, one of the portfolio's largest positions, other segments of industrials such as aerospace and defense and machinery where we do not have an allocation, did very well. Underperformance relative to the S&P 500 also came from unfavorable stock selection in financials.

Spiros Segalas
Kathleen A. McCarragher
Michael A. Del Balso

Co-Portfolio Managers
Jennison Associates LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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Jennison Growth

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	From Inception	Inception Date
Initial Class	9.13%	(6.86)%	(1.18)%	11/18/96
S&P 500[1]	10.87%	(2.30)%	7.95%	11/18/96
Service Class	8.87%	–	18.14%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that firm.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Jennison Growth

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,058.10	0.91%	$4.71
Hypothetical (b)	1,000.00	1,020.56	0.91	4.62
Service Class
Actual	1,000.00	1,057.00	1.18	6.10
Hypothetical (b)	1,000.00	1,019.20	1.18	5.99

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Jennison Growth

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.5%)
Apparel & Accessory Stores (1.7%)
Chico's FAS, Inc. (a) (b)	47,700	$2,172
Business Services (4.4%)
eBay, Inc. (b)	48,900	5,686
Chemicals & Allied Products (2.5%)
Lauder (Estee) Cos., Inc. (The)–Class A	33,100	1,515
Procter & Gamble Co. (The)	30,500	1,680
Commercial Banks (2.3%)
Morgan Chase & Co. (J.P.)	77,300	3,015
Communication (0.6%)
XM Satellite Radio Holdings, Inc.–Class A (a)(b)	19,800	745
Communications Equipment (3.9%)
QUALCOMM, Inc.	63,700	2,701
Research In Motion, Ltd. (b)	21,600	1,780
Sirius Satellite Radio, Inc. (a)(b)	68,200	522
Computer & Data Processing Services (16.4%)
Adobe Systems, Inc.	15,600	979
Electronic Arts, Inc. (b)	61,600	3,799
Google, Inc.–Class A (a)(b)	17,300	3,341
Mercury Interactive Corp. (a)(b)	32,900	1,499
Microsoft Corp.	143,100	3,822
NAVTEQ Corp. (b)	19,000	881
SAP AG–ADR	54,600	2,414
Yahoo!, Inc. (b)	117,400	4,424
Computer & Office Equipment (7.7%)
Apple Computer, Inc. (b)	43,300	2,789
Cisco Systems, Inc. (b)	93,700	1,808
Dell, Inc. (b)	67,500	2,844
International Business Machines Corp.	16,700	1,646
Lexmark International, Inc. (b)	10,800	918
Electronic & Other Electric Equipment (5.0%)
General Electric Co.	134,800	4,920
Harman International Industries, Inc.	12,100	1,537
Electronic Components & Accessories (2.9%)
Marvell Technology Group, Ltd. (a)(b)	64,000	2,270
Maxim Integrated Products	36,300	1,539
Food & Kindred Products (0.8%)
Cadbury Schweppes PLC–ADR	28,300	1,067
Food Stores (2.0%)
Whole Foods Market, Inc. (a)	27,700	2,641
Furniture & Home Furnishings Stores (2.5%)
Bed Bath & Beyond, Inc. (b)	61,300	2,442
Williams-Sonoma, Inc. (a)(b)	22,400	785

	Shares	Value
Health Services (1.3%)
Caremark Rx, Inc. (b)	44,100	$1,739
Instruments & Related Products (2.6%)
Agilent Technologies, Inc. (b)	81,100	1,954
Alcon, Inc. (a)	18,000	1,451
Insurance (3.7%)
American International Group, Inc.	24,700	1,622
UnitedHealth Group, Inc.	18,100	1,593
WellPoint Health Networks Inc. (b)	13,200	1,518
Leather & Leather Products (1.0%)
Coach, Inc. (b)	22,900	1,292
Lumber & Other Building Materials (1.3%)
Lowe's Cos., Inc. (a)	28,400	1,636
Management Services (0.5%)
Paychex, Inc.	19,100	651
Motion Pictures (0.1%)
DreamWorks Animation SKG, Inc.–Class A (b)	2,400	90
Oil & Gas Extraction (4.1%)
Schlumberger, Ltd.	50,800	3,401
Total Fina Elf SA–ADR (a)	16,800	1,845
Petroleum Refining (1.0%)
Suncor Energy, Inc.	36,400	1,289
Pharmaceuticals (13.0%)
Allergan, Inc.	21,000	1,702
Amgen, Inc. (b)	40,500	2,598
Genentech, Inc. (b)	50,700	2,760
Gilead Sciences, Inc. (b)	54,600	1,910
Lilly (Eli) & Co.	42,300	2,401
Medimmune, Inc. (b)	25,100	680
Novartis AG–ADR	46,200	2,335
Roche Holding AG–ADR	20,400	2,348
Radio & Television Broadcasting (1.1%)
Univision Communications, Inc.–Class A (a)(b)	47,400	1,387
Residential Building Construction (0.2%)
Lennar Corp.–Class A	5,100	289
Restaurants (2.7%)
Starbucks Corp. (b)	56,400	3,517
Security & Commodity Brokers (6.5%)
American Express Co.	55,400	3,123
Charles Schwab Corp. (The)	53,900	645
Goldman Sachs Group, Inc. (The)	19,200	1,998
Merrill Lynch & Co., Inc.	43,200	2,582

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Jennison Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Telecommunications (1.5%)
Nextel Communications, Inc.–Class A (b)	64,700	$1,941
Trucking & Warehousing (1.8%)
United Parcel Service, Inc.–Class B	26,800	2,290
Variety Stores (3.4%)
Costco Wholesale Corp.	25,000	1,210
Target Corp.	60,400	3,137
Total Common Stocks (cost: $105,445)		127,115
	Principal	Value
SECURITY LENDING COLLATERAL (13.6%)
Debt (12.7%)
Bank Notes (1.0%)
Bank of America
2.27%, due 01/18/2005 (c)	$182	$182
2.26%, due 02/15/2005 (c)	182	182
2.27%, due 03/03/2005 (c)	212	212
2.30%, due 06/09/2005 (c)	91	91
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	273 182	273 182
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	91	91
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	91	91
Commercial Paper (2.5%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	227 182	227 182
Fairway Finance–144A 2.36%, due 01/25/2005	341	341
Greyhawk Funding–144A
2.35%, due 02/08/2005	136	136
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	317	317
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	573 591	573 591
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	454 317	454 317
Ranger Funding–144A 2.27%, due 01/14/2005	136	136
Euro Dollar Overnight (0.6%)
BNP Paribas 2.30%, due 01/03/2005	227	227

	Principal	Value
Euro Dollar Overnight (continued)
Harris Trust & Savings Bank
2.23%, due 01/03/2005	$91	$91
Royal Bank of Canada 2.25%, due 01/19/2005	459	459
Euro Dollar Terms (4.2%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	106 227	106 227
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	433 453 532	433 453 532
BNP Paribas 2.30%, due 02/01/2005	455	455
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	407 91	407 91
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	318 396	318 396
Den Danske Bank 2.26%, due 01/20/2005	227	227
Dexia Group 2.04%, due 01/21/2005	94	94
Fortis Bank 2.14%, due 01/12/2005	5	5
Lloyds TSB Bank 2.28%, due 02/02/2005	91	91
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	94 455	94 455
Svenska Handlesbanken 2.25%, due 01/10/2005	136	136
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	388 455	388 455
Repurchase Agreements (4.4%) (d)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,119 on 01/03/2005	1,119	1,119
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,819 on 01/03/2005	1,819	1,819

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Jennison Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co., Inc.
2.35%, Repurchase Agreement dated
12/31/2004 to be repurchased at $1,817
on 01/03/2005	$1,817	$1,817
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $910 on 01/03/2005	910	910
	Shares	Value
Investment Companies (0.9%)
Money Market Funds (0.9%)
BGI Institutional Money Market Fund
1-day yield of 2.25%	14,552	$15
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	236,473	236

	Shares	Value
Money Market Funds (continued)
Merrill Lynch Premier Institutional Fund
1-day yield of 2.14%	534,074	$534
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	386,798	387
Total Security Lending Collateral (cost: $17,555)		17,555
Total Investment Securities (cost: $123,000)		$144,670
SUMMARY:
Investments, at value	112.1%	$144,670
Liabilities in excess of other assets	(12.1)%	(15,559)
Net assets	100.0%	$129,111

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $17,024.

(b)  No dividends were paid during the preceding twelve months.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $5,778, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $2,110 or 1.6% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Jennison Growth

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $123,000) (including securities loaned of $17,024)	$144,670
Cash	1,372
Receivables:
Investment securities sold	688
Shares sold	4
Interest	5
Dividends	44
146,783
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	13
Management and advisory fees	93
Payable for collateral for securities on loan	17,555
Other	11
17,672
Net Assets	$129,111
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$161
Additional paid-in capital	99,414
Undistributed net investment income (loss)	289
Undistributed net realized gain (loss) from investment securities	7,577
Net unrealized appreciation (depreciation) on investment securities	21,670
Net Assets	$129,111
Net Assets by Class:
Initial Class	$128,235
Service Class	876
Shares Outstanding:
Initial Class	16,006
Service Class	110
Net Asset Value and Offering Price Per Share:
Initial Class	$8.01
Service Class	7.98

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$12
Dividends	1,650
Income from loaned securities–net	24
Less withholding taxes on foreign dividends	(34)
1,652
Expenses:
Management and advisory fees	1,285
Printing and shareholder reports	6
Custody fees	29
Administration fees	23
Legal fees	1
Audit fees	13
Directors fees	5
Service fees:
Service Class	1
Total expenses	1,363
Net Investment Income (Loss)	289
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	15,221
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(3,093)
Net Gain (Loss) on Investments	12,128
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,417

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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Jennison Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$289	$(68)
Net realized gain (loss) from investment securities	15,221	13,465
Net unrealized appreciation (depreciation) on investment securities	(3,093)	31,086
	12,417	44,483
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	5,795	88,226
Service Class	1,299	114
	7,094	88,340
Cost of shares redeemed:
Initial Class	(50,174)	(87,571)
Service Class	(612)	(4)
	(50,786)	(87,575)
	(43,692)	765
Net increase (decrease) in net assets	(31,275)	45,248
Net Assets:
Beginning of year	160,386	115,138
End of year	$129,111	$160,386
Undistributed Net Investment Income (Loss)	$289	$–

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	763	15,163
Service Class	171	18
	934	15,181
Shares redeemed:
Initial Class	(6,580)	(13,541)
Service Class	(78)	(1)
	(6,658)	(13,542)
Net increase (decrease) in shares outstanding:
Initial Class	(5,817)	1,622
Service Class	93	17
	(5,724)	1,639

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Jennison Growth

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$7.34	$0.01	$0.66	$0.67	$–	$–	$–	$8.01
	12/31/2003	5.70	–	1.64	1.64	–	–	–	7.34
	12/31/2002	8.23	(0.01)	(2.52)	(2.53)	–	–	–	5.70
	12/31/2001	10.30	(0.02)	(1.87)	(1.89)	(0.18)	–	(0.18)	8.23
	12/31/2000	12.56	0.20	(1.56)	(1.36)	(0.18)	(0.72)	(0.90)	10.30
Service Class	12/31/2004	7.33	0.09	0.56	0.65	–	–	–	7.98
	12/31/2003	6.04	(0.02)	1.31	1.29	–	–	–	7.33

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	9.13%	$128,235	0.90%	0.90%	0.19%	68%
	12/31/2003	28.77	160,265	0.90	0.90	(0.04)	132
	12/31/2002	(30.74)	115,138	0.99	1.04	(0.10)	68
	12/31/2001	(18.54)	34,245	1.01	1.01	(0.13)	78
	12/31/2000	(11.58)	36,458	0.93	1.00	1.60	166
Service Class	12/31/2004	8.87	876	1.17	1.17	1.23	68
	12/31/2003	21.36	121	1.17	1.17	(0.36)	132

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – November 18, 1996
    Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2004 and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Jennison Growth

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Jennison Growth ("the Fund"), part of ATSF, began operations as part of the Endeavor Series Trust, on November 18, 1996. The Fund became part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $38 are included in net realized gains in the Statement of Operations.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $10 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Growth Portfolio	$34,203	26%
Asset Allocation–Moderate Growth Portfolio	48,386	37%
Total	$82,589	63%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.85% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.99% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured for the year ended December 31, 2004. There were no amounts subject to recapture at December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan,

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $6. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$101,126
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term excluding U.S. Government	143,081
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales.

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$2,033
Undistributed Long-term Capital Gains	$6,572
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$20,931

The capital loss carryforward utilized during the year ended December 31, 2004 was $4,640.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$123,739
Unrealized Appreciation	$21,794
Unrealized (Depreciation)	(863)
Net Unrealized Appreciation (Depreciation)	$20,931

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 5.–(continued)

scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective February 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From February 1, 2005 on:

0.80% of the first $500 million
0.70% in excess of $500 million

Effective January 1, 2005, the Fund has implemented new expense caps under which the Fund's Total Fund Operating Expenses, excluding 12b-1 fees, will not exceed 0.94% of average daily net assets on an annual basis, respectively. To the extent that the Total Fund Operating Expenses would exceed the expense cap for one of the Fund in any month if the maximum Adviser Fee was paid, the Adviser Fee automatically reduces to ensure compliance with the applicable expense cap. If the automatic reduction of the Adviser Fee is not sufficient to maintain an expense cap, the Investment Adviser and/or its affiliates will remit to the appropriate Fund an amount that is sufficient to pay the excess amount and maintain the expense cap.

Effective February 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Jennison Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jennison Growth (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

MFS High Yield

MARKET ENVIRONMENT

For bond investors, 2004 turned out to be a pleasant surprise.

As the year began, many analysts were expecting that bond prices would fall as the economic recovery accelerated and speculation that the Federal Reserve Board ("Fed") would raise interest rates became a reality. In fact, improving economic fundamentals prompted the Fed to raise rates for the first time in four years in June. While the Fed followed with four more hikes throughout the period, some uncertainty regarding the sustainability of the economic recovery coupled with low, albeit moderately rising, inflation kept investors buying U.S. Treasuries and other high-quality bonds, both of which are seen as a refuge in times of economic concern. (Principal and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.)

Improved fundamental factors such as increased corporate spending and earnings growth drove equity markets to solid gains for the year. Despite that, the slowdown in the gross domestic product ("GDP") and job growth in the second half of the year curbed expectations about the pace and sustainability of the economic recovery. Such concerns, combined with geopolitical worries about Iraq and fear of future terrorist attacks, kept the "flight-to-quality" alive.

At year end, bond prices were essentially flat for the 12-month period. On average, long-term bonds provided higher total returns for the year than shorter-term issues. (Total return is the change in price plus interest income.)

The high-yield bond market began the period with strong performance as cash continued to flow into the sector. However, mixed economic data and a large new issue calendar appeared, in our view, to dampen market enthusiasm in the early part of the year, while rising short-term interest rates applied further pressure on the market during the last six months.

PERFORMANCE

For the year ended December 31, 2004, MFS High Yield, Initial Class returned 9.77%. By comparison its benchmark, the Lehman Brothers High Yield Bond Index ("LBHY") returned 11.13%.

STRATEGY REVIEW

For the twelve-month period, however, high-yield securities, as represented by the portfolio's benchmark, the LBHY, outperformed U.S. Treasuries and investment-grade bonds, as represented by the Lehman Brothers U.S. Government/Credit Index, which is a broad measure of the U.S. investment grade corporate bond market, as their higher coupons provided some protection against rising rates.

The portfolio's underweighted position in the most speculative sectors of the high-yield market hurt the portfolio's relative performance against its benchmark, especially in the first half of the year as prices of "CCC"-rated debt rose amid expectations the economy was improving.

Among individual holdings, Dobson Communications Corporation, Remington Arms Company, Inc., and Packaging Corporation of America all detracted from results when prices of the respective bonds fell when the companies experienced deteriorating fundamentals and declines in earnings.

The portfolio's positions in the debt of commodity chemical companies helped relative returns as some selected names benefited from improving world economies. Attractive supply-demand dynamics, which boosted earnings and cash flow, gave these companies greater ability to decrease leverage.

The portfolio's position in chemical companies Rhodia, IMC Global Inc., and Resolution Performance Products LLC, all boosted relative returns. Individual holdings of cable companies and broadcasters also boosted results. The portfolio benefited from prices increases in the debt of Yellow Pages publisher Dex Media, Inc., as the market value of those franchises rose during the year.

John F. Addeo
Scott Richards

Co-Portfolio Managers
MFS Investment Management

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

MFS High Yield

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	From Inception	Inception Date
Initial Class	9.77%	5.36%	4.44%	6/1/98
LBHYB[1]	11.13%	6.97%	5.27%	6/1/98
Service Class	9.50%	–	11.62%	5/1/03

NOTES

1  The Lehman Brothers High Yield Bond (LBHYB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investments in high-yield bonds ("junk bonds") may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

MFS High Yield

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,093.40	0.82%	$4.31
Hypothetical (b)	1,000.00	1,021.01	0.82	4.17
Service Class
Actual	1,000.00	1,091.90	1.08	5.68
Hypothetical (b)	1,000.00	1,019.71	1.08	5.48

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Credit Quality (Moody Ratings)
At December 31, 2004

Credit
Rating Description

Aaa Prime grade obligations. Exceptional financial security and ability to meet senior financial obligations.

Baa1 Medium grade obligations. Interest payments and principal security are adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

MFS High Yield

Baa2 Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa3 Medium grade obligations. Interest payments and principal security are not as adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Ba1 Moderate vulnerability in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba2 Vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba3 More vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

B1 Moderate vulnerability to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B2 More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B3 Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa1 Highly vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Caa2 Extremely vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Caa3 Speculative, may be in default on their policyholder obligations or have other marked shortcomings.

Ca Extremely speculative, may be in default on their policyholder obligations or have other marked shortcomings.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

MFS High Yield

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (0.8%)
Federative Republic of Brazil
8.00%, due 04/15/2014	$1,370	$1,402
8.88%, due 10/14/2019	747	787
Republic of Panama 9.38%, due 01/16/2023	1,226	1,416
Russian Federation 12.75%, due 06/24/2028	726	1,191
Total Foreign Government Obligations (cost: $4,630)		4,796
MORTGAGE-BACKED SECURITIES (2.0%)
Arcap REIT, Inc. 144A 6.10%, due 09/21/2045 (d)	1,515	1,264
Asset Securitization Corp. 8.01%, due 11/13/2029 (a)	3,570	3,748
Commercial Mortgage Acceptance Corp. 144A 5.44%, due 09/15/2030 (a)	230	233
CS First Boston Mortgage Securities Corp. 144A 6.75%, due 11/11/2030	1,115	1,097
First Union Commercial Mortgage Securities, Inc. 7.50%, due 11/18/2029 (a)	1,940	2,257
First Union National Bank Commercial Mortgage 6.75%, due 10/15/2032	1,305	1,420
GE Capital Commercial Mortgage Corp. 144A 7.51%, due 01/15/2033 (a)	965	1,072
GMAC Commercial Mortgage Securities, Inc. 144A 7.65%, due 04/15/2034 (a)	1,278	1,431
Morgan Stanley Capital I 144A 1.59%, due 04/28/2039 (a)(d)(s)	10,481	823
Total Mortgage-Backed Securities (cost: $12,216)		13,345
ASSET-BACKED SECURITIES (0.9%)
Crest, Ltd. 144A 3.50%, due 01/28/2040 (d)	1,422	1,380
Continental Airlines, Inc. 6.90%, due 01/02/2017 6.75%, due 03/15/2017 6.80%, due 08/02/2018 7.57%, due 03/15/2020	674 527 1,392 1,681	571 430 1,217 1,420
Falcon Franchise Loan LLC 144A 3.83%, due 01/05/2025 (a)(d)	4,230	756
Total Asset-Backed Securities (cost: $5,401)		5,774
CORPORATE DEBT SECURITIES (92.2%)
Aerospace (0.7%)
Argo-Tech Corp. 9.25%, due 06/01/2011	1,915	2,102
BE Aerospace, Inc. 8.88%, due 05/01/2011 (b)	2,650	2,769

	Principal	Value
Agriculture (0.5%)
Michael Foods, Inc. 8.00%, due 11/15/2013	$1,405	$1,482
Seminis Vegetable Seeds, Inc. 10.25%, due 10/01/2013	1,660	1,867
Air Transportation (0.2%)
CHC Helicopter Corp. 7.38%, due 05/01/2014	1,235	1,303
Amusement & Recreation Services (2.7%)
AMF Bowling Worldwide, Inc. 10.00%, due 03/01/2010 (b)	1,105	1,180
Aztar Corp. 7.88%, due 06/15/2014	1,920	2,117
Boyd Gaming Corp. 6.75%, due 04/15/2014	3,070	3,216
Caesars Entertainment, Inc. 8.88%, due 09/15/2008 8.13%, due 05/15/2011	745 3,285	844 3,794
Herbst Gaming, Inc. 144A 7.00%, due 11/15/2014	260	263
Isle of Capri Casinos, Inc. 7.00%, due 03/01/2014	2,020	2,060
MGM Mirage 5.88%, due 02/27/2014	1,520	1,493
Pinnacle Entertainment, Inc. 8.25%, due 03/15/2012	250	266
Six Flags, Inc. 9.75%, due 04/15/2013 (b)	2,600	2,639
Apparel Products (0.3%)
Levi Strauss & Co. 7.00%, due 11/01/2006	2,110	2,215
Automotive (1.3%)
Dana Corp. 7.00%, due 03/01/2029	2,575	2,569
Metaldyne Corp. 11.00%, due 06/15/2012 (b)	695	577
Metaldyne Corp. 144A 10.00%, due 11/01/2013	1,025	974
Navistar International Corp. 7.50%, due 06/15/2011 (b)	2,310	2,477
Tenneco Automotive Inc 10.25%, due 07/15/2013	920	1,086
Tenneco Automotive, Inc. 144A 8.63%, due 11/15/2014	640	666

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Business Credit Institutions (0.8%)
eircom Funding 8.25%, due 08/15/2013	$2,225	$2,459
Qwest Capital Funding, Inc. 7.25%, due 02/15/2011 (b)	2,860	2,803
Business Services (3.5%)
Amsted Industries, Inc. 144A 10.25%, due 10/15/2011	2,915	3,294
Invensys PLC 144A 9.88%, due 03/15/2011 (b)	1,845	1,983
Iron Mountain, Inc. 8.63%, due 04/01/2013 7.75%, due 01/15/2015	335 1,770	356 1,797
Jacuzzi Brands, Inc. 9.63%, due 07/01/2010	680	755
KI Holdings, Inc. 144A 0.00%, due 11/15/2014 (h)	1,984	1,270
Lamar Media Corp. 7.25%, due 01/01/2013	1,155	1,247
Samsonite Corp. 8.88%, due 06/01/2011	1,825	1,976
Transdigm, Inc. 8.38%, due 07/15/2011	1,910	2,048
United Rentals North America, Inc. 6.50%, due 02/15/2012 7.75%, due 11/15/2013 (b) 7.00%, due 02/15/2014 (b)	1,330 2,075 1,510	1,297 2,033 1,412
Williams Scotsman, Inc. 9.88%, due 06/01/2007 10.00%, due 08/15/2008	2,550 465	2,550 516
Chemicals & Allied Products (5.8%)
Acetex Corp. 10.88%, due 08/01/2009	1,625	1,767
Arco Chemical Co. 9.80%, due 02/01/2020	1,205	1,374
Church & Dwight Co., Inc. 144A 6.00%, due 12/15/2012	1,085	1,104
Equistar Chemicals, LP/Equistar Funding Corp. 10.63%, due 05/01/2011	1,935	2,245
Huntsman International LLC 10.13%, due 07/01/2009	2,023	2,129
Huntsman International LLC 144A 7.38%, due 01/01/2015	1,600	1,604
IMC Global, Inc. 10.88%, due 08/01/2013	2,200	2,750
JohnsonDiversey Holdings, Inc., 0.00%, due 05/15/2013 (i)	4,850	4,195
JohnsonDiversey, Inc. 9.63%, due 05/15/2012	2,245	2,509

	Principal	Value
Chemicals & Allied Products (continued)
Kronos International, Inc. 8.88%, due 06/30/2009	$100	$146
Lyondell Chemical Co. 9.50%, due 12/15/2008 11.13%, due 07/15/2012	1,200 1,985	1,302 2,357
Nalco Co. 7.75%, due 11/15/2011 8.88%, due 11/15/2013 (b)	675 370	729 406
NOVA Chemicals Corp. 6.50%, due 01/15/2012	1,945	2,062
Resolution Performance Products, Inc. 13.50%, due 11/15/2010 (b)	1,435	1,561
Revlon Consumer Products Corp. 8.63%, due 02/01/2008 (b)	2,445	2,182
Rhodia SA 8.88%, due 06/01/2011 (b)	4,315	4,347
Rockwood Specialties Group, Inc. 10.63%, due 05/15/2011	1,320	1,518
Rockwood Specialties Group, Inc. 144A 7.50%, due 11/15/2014	800	830
SGL Carbon Luxembourg SA 144A 8.50%, due 02/01/2012	610	928
Sovereign Specialty Chemicals 11.88%, due 03/15/2010	25	27
Sterling Chemicals, Inc. (d) 0.00%, due 08/15/2006 (e)	40	-(c)
11.25%, due 04/01/2007 (e)	50	-	(c)
Commercial Banks (0.0%)
ASPropulsion Capital BV 144A 9.63%, due 10/01/2013	150	235
Communication (5.4%)
American Tower Corp. 9.38%, due 02/01/2009	278	294
American Tower Corp. 144A 7.13%, due 10/15/2012	1,320	1,350
Cablevision Systems Corp. 144A 8.00%, due 04/15/2012 (b)	2,750	2,936
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75%, due 11/15/2013	950	981
Charter Communications Holdings, Inc. 8.63%, due 04/01/2009 (b) 9.92%, due 04/01/2011 (b)	8,105 5,420	7,031 4,621
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp. 144A 8.38%, due 04/30/2014 (b)	930	981

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Communication (continued)
Crown Castle International Corp. 7.50%, due 12/01/2013	$1,985	$2,134
CSC Holdings, Inc. 8.13%, due 07/15/2009 8.13%, due 08/15/2009	1,000 2,465	1,094 2,696
CSC Holdings, Inc., 144A 6.75%, due 04/15/2012	1,650	1,699
Echostar DBS Corp. 6.38%, due 10/01/2011	3,100	3,170
Frontiervision Holdings, LP 11.88%, due 09/15/2007 (e)	505	674
Frontiervision Holdings, LP, Series B 11.88%, due 09/15/2007 (e)	725	968
Frontiervision Operating PRT 11.00%, due 10/15/2006 (e)	1,730	2,266
Mediacom Broadband LLC 11.00%, due 07/15/2013	640	688
MediaCom LLC/Cap Corp. 9.50%, due 01/15/2013 (b)	1,285	1,290
Rogers Cable, Inc. 8.75%, due 05/01/2032	315	350
Communications Equipment (1.8%)
American Towers, Inc. 7.25%, due 12/01/2011 (b)	525	556
Hexcel Corp. 9.75%, due 01/15/2009	1,500	1,560
Innova S de RL 9.38%, due 09/19/2013	1,650	1,877
L-3 Communications Corp. 6.13%, due 01/15/2014	1,835	1,890
L-3 Communications Corp. 144A 5.88%, due 01/15/2015	1,460	1,456
Lucent Technologies, Inc. 5.50%, due 11/15/2008 (b)	2,140	2,199
Nortel Networks, Ltd. 6.13%, due 02/15/2006	2,405	2,447
Computer & Office Equipment (0.3%)
General Binding Corp. 9.38%, due 06/01/2008	1,225	1,225
Scientific Games Corp. 144A 6.25%, due 12/15/2012	465	473
Construction (0.6%)
Integrated Electrical Services, Inc. 9.38%, due 02/01/2009 (b)	1,130	1,062
WCI Communities, Inc. 7.88%, due 10/01/2013 (b)	2,920	3,073

	Principal	Value
Department Stores (0.7%)
Dollar General Corp. 8.63%, due 06/15/2010	$2,100	$2,441
Saks, Inc. 7.00%, due 12/01/2013	1,899	1,939
Drug Stores & Proprietary Stores (0.8%)
Duane Reade, Inc. 144A 9.75%, due 08/01/2011 (b)	1,305	1,188
Rite Aid Corp. 9.50%, due 02/15/2011 9.25%, due 06/01/2013 (b)	1,585 2,050	1,740 2,070
Electric Services (8.3%)
AES Corp. (The) 144A 9.00%, due 05/15/2015	1,600	1,832
AES Corp. (The), 144A 8.75%, due 05/15/2013	3,745	4,255
Allegheny Energy Supply Co. LLC 144A 8.25%, due 04/15/2012 (b)	2,645	2,956
Calpine Canada Energy Finance Ulc 8.50%, due 05/01/2008 (b)	1,330	1,091
Calpine Corp. 144A 8.75%, due 07/15/2013 (b)	5,105	4,212
Centerpoint Energy, Inc. 7.25%, due 09/01/2010	1,879	2,096
CMS Energy Corp. 8.50%, due 04/15/2011 (b)	1,630	1,852
Edison Mission Energy Corp. 7.73%, due 06/15/2009	1,700	1,827
Empresa Nacional de Electricidad SA 8.35%, due 08/01/2013	2,125	2,462
FirstEnergy Corp. 6.45%, due 11/15/2011 7.38%, due 11/15/2031	3,000 1,085	3,259 1,239
Inergy, LP / Inergy Finance Corp. 144A 6.88%, due 12/15/2014	660	663
Midwest Generation LLC 8.75%, due 05/01/2034	3,405	3,865
Mission Energy Holding Co. 13.50%, due 07/15/2008	1,340	1,672
Nevada Power Co. 6.50%, due 04/15/2012	415	439
Nevada Power Co. 144A 5.88%, due 01/15/2015	1,140	1,149
Northwestern Corp. 144A 5.88%, due 11/01/2014	1,480	1,514
NRG Energy, Inc., 144A 8.00%, due 12/15/2013	3,190	3,477

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Electric Services (continued)
PSEG Energy Holdings LLC
7.75%, due 04/16/2007	$2,035	$2,152
8.63%, due 02/15/2008	800	878
PSEG Power LLC 7.75%, due 04/15/2011	315	367
Reliant Energy, Inc. 9.25%, due 07/15/2010 (b) 6.75%, due 12/15/2014	1,400 825	1,561 820
Sierra Pacific Power Co. 6.25%, due 04/15/2012	980	1,023
Sierra Pacific Resources 8.63%, due 03/15/2014	1,280	1,446
TECO Energy, Inc. 7.00%, due 05/01/2012	725	792
Texas Genco LLC/Texas Genco Financing Corp. 144A 6.88%, due 12/15/2014	1,770	1,830
TXU Corp. 144A 5.55%, due 11/15/2014	3,265	3,243
Electric, Gas & Sanitary Services (0.3%)
DPL, Inc. 6.88%, due 09/01/2011	1,890	2,064
Electronic Components & Accessories (0.6%)
Flextronics International, Ltd. 6.50%, due 05/15/2013	3,245	3,326
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 144A 8.00%, due 12/15/2014	245	255
Environmental Services (0.5%)
Allied Waste North America 6.50%, due 11/15/2010	3,105	3,043
Fabricated Metal Products (0.1%)
Remington Arms Co., Inc. 10.50%, due 02/01/2011 (b)	995	960
Food & Kindred Products (1.4%)
Burns Philp Capital Property, Ltd./Burns Philp Capital US, Inc. 9.75%, due 07/15/2012	2,845	3,129
Hercules, Inc. 6.75%, due 10/15/2029	2,030	2,096
Merisant Co. 144A 9.75%, due 07/15/2013	775	690
Smithfield Foods, Inc. 7.00%, due 08/01/2011	555	592
Smithfield Foods, Inc. 144A 7.00%, due 08/01/2011	1,465	1,564

	Principal	Value
Food & Kindred Products (continued)
United Biscuits Finance PLC 10.63%, due 04/15/2011	$900	$1,296
Gas Production & Distribution (3.6%)
ANR Pipeline Co. 9.63%, due 11/01/2021	2,715	3,418
Dynegy Holdings, Inc. 6.88%, due 04/01/2011 (b)	690	664
Dynegy Holdings, Inc. 144A 9.88%, due 07/15/2010	2,475	2,766
El Paso Corp. 7.00%, due 05/15/2011 (b)	4,780	4,834
El Paso Natural Gas Co. 7.63%, due 08/01/2010	2,760	3,022
EL Paso Production Holding Co. 7.75%, due 06/01/2013	2,970	3,111
Morgan Stanley Bank AG for OAO Gazprom 144A 9.63%, due 03/01/2013	920	1,086
Williams Cos., Inc. 7.13%, due 09/01/2011	4,105	4,485
Health Services (2.6%)
Beverly Enterprises, Inc. 144A 7.88%, due 06/15/2014	1,325	1,421
Extendicare Health Services, Inc. 6.88%, due 05/01/2014	1,130	1,153
HCA, Inc. 7.88%, due 02/01/2011 6.38%, due 01/15/2015	4,755 1,740	5,238 1,747
Insight Health Services Corp. 9.88%, due 11/01/2011 (b)	3,540	3,575
Tenet Healthcare Corp. 6.50%, due 06/01/2012	1,885	1,744
Tenet Healthcare Corp. 144A 9.88%, due 07/01/2014 (b)	1,925	2,098
Holding & Other Investment Offices (0.5%)
MeriStar Hospitality Operating Partnership, LP/ MeriStar Hospitality Finance Corp. REIT 10.50%, due 06/15/2009	610	665
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 7.38%, due 09/01/2010	1,200	1,260
Werner Holding Co., Inc. 10.00%, due 11/15/2007 (b)	1,435	1,191
Hotels & Other Lodging Places (3.2%)
Hilton Hotels Corp. 7.63%, due 12/01/2012	1,775	2,076

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Hotels & Other Lodging Places (continued)
Host Marriott, LP 7.13%, due 11/01/2013	$1,715	$1,833
Intrawest Corp. 144A 7.50%, due 10/15/2013	580	617
Mandalay Resort Group 9.38%, due 02/15/2010	1,650	1,922
MGM Mirage 8.50%, due 09/15/2010 8.38%, due 02/01/2011 (b)	765 3,630	870 4,093
Pinnacle Entertainment, Inc. 8.75%, due 10/01/2013 (b)	2,780	3,009
Starwood Hotels & Resorts Worldwide, Inc. 7.88%, due 05/01/2012	3,960	4,524
Station Casinos, Inc. 6.50%, due 02/01/2014	2,035	2,091
Industrial Machinery & Equipment (3.0%)
AGCO Corp. 6.88%, due 04/15/2014	835	1,208
Case Corp. 7.25%, due 01/15/2016	180	177
Case New Holland, Inc. 144A 9.25%, due 08/01/2011	1,670	1,858
JLG Industries, Inc. 8.25%, due 05/01/2008	2,545	2,749
Joy Global, Inc. 8.75%, due 03/15/2012	1,835	2,055
Manitowoc Co. 10.38%, due 05/15/2011 1,475 2,265 10.50%, due 08/01/2012	1,222	1,405
Rexnord Corp. 10.13%, due 12/15/2012	1,715	1,938
SPX Corp. 7.50%, due 01/01/2013	1,735	1,882
Terex Corp. 10.38%, due 04/01/2011 (b)	2,865	3,209
Thermadyne Holdings Corp. 9.25%, due 02/01/2014	1,015	990
Instruments & Related Products (2.0%)
DirecTV Holdings LLC/DirecTV Financing Co. 8.38%, due 03/15/2013	1,265	1,418
Dresser, Inc. 9.38%, due 04/15/2011	1,210	1,325
Fisher Scientific International 8.13%, due 05/01/2012	2,265	2,514
Safilo Capital International SA 144A 9.63%, due 05/15/2013	3,060	4,231

	Principal	Value
Instruments & Related Products (continued)
Xerox Corp. 7.63%, due 06/15/2013	$3,180	$3,490
Lumber & Other Building Materials (0.7%)
Building Materials Corp. of America 144A 7.75%, due 08/01/2014	2,955	2,981
Nortak, Inc. 144A 8.50%, due 09/01/2014	1,820	1,902
Management Services (0.5%)
Corrections Corp. of America 9.88%, due 05/01/2009 7.50%, due 05/01/2011	160 1,050	178 1,122
US Oncology, Inc. 144A 10.75%, due 08/15/2014 (b)	1,630	1,887
Manufacturing Industries (0.6%)
Bombardier Recreational Products, Inc. 8.38%, due 12/15/2013 (b)	1,430	1,527
K2, Inc. 144A 7.38%, due 07/01/2014	1,880	2,059
Medical Instruments & Supplies (0.1%)
CDRV Investors, Inc. 144A 0.00%, due 01/01/2015 (b)(j)	1,560	969
Metal Cans & Shipping Containers (0.9%)
Crown European Holdings SA 9.50%, due 03/01/2011 10.88%, due 03/01/2013	2,120 2,935	2,417 3,471
Metal Mining (0.3%)
Freeport-McMoRan Copper & Gold, Inc. 6.88%, due 02/01/2014	1,966	1,954
Mining (0.8%)
Foundation PA Coal Co. 144A 7.25%, due 08/01/2014	1,820	1,938
Peabody Energy Corp. 6.88%, due 03/15/2013 5.88%, due 04/15/2016	1,850 1,270	2,003 1,264
Mortgage Bankers & Brokers (2.4%)
Affinia Group, Inc. 144A 9.00%, due 11/30/2014	1,975	2,059
Couche-Tard US LP/Couche-Tard Finance Corp. 7.50%, due 12/15/2013	3,875	4,156
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp. 144A 0.00%, due 10/01/2014 (k) 0.00%, due 10/01/2014 (b)(l)	810 2,340	561 1,603

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Mortgage Bankers & Brokers (continued)
Da-Lite Screen Co., Inc. 9.50%, due 05/15/2011	$1,840	$2,024
K&F Acquisition, Inc. 144A 7.75%, due 11/15/2014	575	594
MedCath Holdings Corp. 9.88%, due 07/15/2012	575	624
Milacron Escrow Corp. 11.50%, due 05/15/2011	2,125	2,252
Nalco Finance Holdings, Inc. 0.00%, due 02/01/2014 (b)(m)	1,380	1,021
Standard Aero Holdings, Inc. 144A 8.25%, due 09/01/2014	960	1,037
Motion Pictures (0.9%)
AMC Entertainment, Inc. 9.50%, due 02/01/2011 (b)	1,261	1,304
LCE Acquisition Corp. 144A 9.00%, due 08/01/2014	1,950	2,111
Marquee, Inc. 144A 8.63%, due 08/15/2012 (b)	2,425	2,680
Motor Vehicles, Parts & Supplies (0.6%)
TRW Automotive, Inc. 9.38%, due 02/15/2013 11.00%, due 02/15/2013 (b)	1,571 725	1,822 874
Visteon Corp. 7.00%, due 03/10/2014	1,380	1,318
Oil & Gas Extraction (3.6%)
Belden & Blake Corp. 144A 8.75%, due 07/15/2012	1,720	1,746
Chesapeake Energy Corp. 8.13%, due 04/01/2011 7.00%, due 08/15/2014 6.88%, due 01/15/2016	1,230 2,117 2,930	1,331 2,255 3,069
Chesapeake Energy Corp. 144A 6.38%, due 06/15/2015	670	688
Encore Acquisition Co. 8.38%, due 06/15/2012 6.25%, due 04/15/2014	1,005 370	1,118 372
Gaz Capital for Gazprom 144A 8.63%, due 04/28/2034 (b)	1,700	1,989
Hanover Compressor Co. 9.00%, due 06/01/2014	2,260	2,514
MarkWest Energy Partners, LP/ MarkWest Energy Finance Corp. 144A 6.88%, due 11/01/2014	1,380	1,401
Newfield Exploration Co., 144A 6.63%, due 09/01/2014	670	709

	Principal	Value
Oil & Gas Extraction (continued)
Ocean Rig AS 10.25%, due 06/01/2008	$1,515	$1,560
Petroleum Geo-Services ASA 10.00%, due 11/05/2010	1,830	2,086
Plains Exploration & Production Co. 7.13%, due 06/15/2014	1,315	1,433
Pride International, Inc. 7.38%, due 07/15/2014	1,245	1,360
SESI LLC 8.88%, due 05/15/2011	95	104
Paper & Allied Products (4.0%)
Abitibi-Consolidated, Inc. 8.55%, due 08/01/2010	3,115	3,376
Buckeye Technologies, Inc. 8.50%, due 10/01/2013	1,745	1,893
Corp. Durango SA de CV 0.00%, due 08/01/2006 (e) 13.50%, due 08/01/2008 (e)	188 73	127 49
Corp. Durango SA de CV 144A 0.00%, due 07/15/2009 (e)	2,689	1,802
Georgia-Pacific Corp. 9.38%, due 02/01/2013	5,645	6,576
Graphic Packaging International Corp. 9.50%, due 08/15/2013	2,805	3,191
Kappa Beheer BV 10.63%, due 07/15/2009	1,650	1,749
Norske Skog Canada, Ltd. 8.63%, due 06/15/2011 7.38%, due 03/01/2014	1,740 1,110	1,866 1,157
Pliant Corp. 0.00%, due 06/15/2009 (n) 13.00%, due 06/01/2010 (b)	240 1,595	222 1,547
Stone Container Finance 7.38%, due 07/15/2014 (b)	1,780	1,896
Paper & Paper Products (0.7%)
MDP Acquisitions PLC 9.63%, due 10/01/2012	2,335	2,604
Newark Group, Inc. 9.75%, due 03/15/2014	1,700	1,810
Paperboard Containers & Boxes (0.8%)
Greif, Inc. 8.88%, due 08/01/2012	1,760	1,958
Jefferson Smurfit-Stone Container Corp. 8.25%, due 10/01/2012	1,790	1,951
Plastipak Holdings, Inc. 10.75%, due 09/01/2011	980	1,102

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Petroleum Refining (0.7%)
Enterprise Products Operating, LP 6.38%, due 02/01/2013	$956	$1,025
Enterprise Products Operating, LP, 144A 5.60%, due 10/15/2014	1,667	1,682
Premcor Refining Group (The), Inc. 7.75%, due 02/01/2012	1,460	1,610
Pharmaceuticals (0.3%)
AmerisourceBergen Corp. 7.25%, due 11/15/2012	1,815	2,028
Primary Metal Industries (1.4%)
Century Aluminum Co. 144A 7.50%, due 08/15/2014	1,555	1,656
IMCO Recycling Escrow, Inc. 144A 9.00%, due 11/15/2014	400	416
Ispat Inland ULC 9.75%, due 04/01/2014	1,430	1,766
Oregon Steel Mills, Inc. 10.00%, due 07/15/2009	1,495	1,663
Steel Dynamics, Inc. 9.50%, due 03/15/2009	915	1,002
U.S. Steel Corp. 9.75%, due 05/15/2010	571	651
Valmont Industries, Inc. 6.88%, due 05/01/2014	1,920	1,997
Printing & Publishing (2.7%)
Cenveo Corp. 9.63%, due 03/15/2012	1,575	1,729
Dex Media East LLC/Dex Media East Finance Co. 12.13%, due 11/15/2012	1,389	1,693
Dex Media West LLC/Dex Media Finance Co. 9.88%, due 08/15/2013	1,338	1,542
Dex Media, Inc. 0.00%, due 11/15/2013 (o)	6,250	4,898
Hollinger, Inc. 144A 12.88%, due 03/01/2011	346	408
Houghton Mifflin Co. 9.88%, due 02/01/2013	1,120	1,226
Medianews Group, Inc. 6.88%, due 10/01/2013	2,045	2,096
Primedia, Inc. 8.88%, due 05/15/2011 8.00%, due 05/15/2013	1,625 2,000	1,718 2,057
Public Administration (0.1%)
Geo Group (The), Inc. 8.25%, due 07/15/2013	760	813

	Principal	Value
Radio & Television Broadcasting (2.3%)
Allbritton Communications Co. 7.75%, due 12/15/2012	$3,103	$3,212
Emmis Operating Co. 6.88%, due 05/15/2012	1,510	1,580
Granite Broadcasting Corp. 9.75%, due 12/01/2010	3,470	3,314
Lighthouse International Co. SA 144A 8.00%, due 04/30/2014	1,455	2,037
Paxson Communications Corp. 0.00%, due 01/15/2009 (p)	5,455	5,100
Railroads (0.7%)
Grupo Transportacion Ferroviaria Mexicana SA DE CV 12.50%, due 06/15/2012	1,440	1,681
Kansas City Southern Railway, Co. 7.50%, due 06/15/2009	2,595	2,725
Residential Building Construction (0.8%)
DR Horton, Inc. 8.00%, due 02/01/2009	2,275	2,545
Technical Olympic USA, Inc. 9.00%, due 07/01/2010 7.50%, due 03/15/2011	670 445	717 448
Technical Olympic USA, Inc. 144A 7.50%, due 01/15/2015	1,270	1,260
Restaurants (0.1%)
Carrols Corp. 144A 9.00%, due 01/15/2013	500	517
Retail Trade (0.7%)
AmeriGas Partners LP/AmeriGas Eagle Finance Corp. 8.88%, due 05/20/2011	2,085	2,273
Finlay Fine Jewelry Corp. 8.38%, due 06/01/2012	1,840	1,987
Rubber & Misc. Plastic Products (0.0%)
Cooper Standard Auto 144A 8.38%, due 12/15/2014	245	244
Security & Commodity Brokers (0.4%)
BCP Caylux Holdings Luxembourg SCA, 144A 9.63%, due 06/15/2014	1,120	1,263
Refco Finance Holdings LLC 144A 9.00%, due 08/01/2012	1,345	1,473
Social Services (0.2%)
KinderCare Learning Centers, Inc. 9.50%, due 02/15/2009	1,413	1,418

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Stone, Clay & Glass Products (1.0%)
Owens-Brockway
8.88%, due 02/15/2009	$1,930	$2,096
8.25%, due 05/15/2013	1,085	1,193
Owens-Brockway Glass Container 8.75%, due 11/15/2012	2,300	2,593
Owens-Illinois, Inc. 7.80%, due 05/15/2018	650	676
Telecommunications (9.8%)
Alamosa Delaware, Inc. 0.00%, due 07/31/2009 (q) 11.00%, due 07/31/2010	1,432 1,657	1,554 1,951
AT&T Corp. 9.05%, due 11/15/2011	3,736	4,301
Centennial Cellular Operating Co./ Centennial Communications Corp. 10.13%, due 06/15/2013	2,445	2,745
Cincinnati Bell, Inc. 8.38%, due 01/15/2014 (b)	2,295	2,324
Citizens Communications Co. 9.25%, due 05/15/2011	3,539	4,141
Dobson Cellular Systems 144A 8.38%, due 11/01/2011	515	532
Dobson Communications Corp. 8.88%, due 10/01/2013 (b)	920	646
Esprit Telecom Group PLC 10.88%, due 06/15/2008 (e)	15	-	(c)
GCI, Inc. 7.25%, due 02/15/2014 (b)	2,015	2,015
Iwo Escrow Co. 144A 6.32%, due 01/15/2012 (a)	250	252
MCI, Inc. 6.91%, due 05/01/2007 7.69%, due 05/01/2009 8.74%, due 05/01/2014	1,520 2,190 249	1,556 2,267 268
Nextel Communications, Inc. 7.38%, due 08/01/2015	7,550	8,305
Qwest Corp. 144A 7.88%, due 09/01/2011 9.13%, due 03/15/2012	2,760 2,700	2,995 3,118
Qwest Services Corp. 144A 14.00%, due 12/15/2010	8,250	9,921
Rogers Wireless Communications, Inc. 6.38%, due 03/01/2014	1,115	1,104
Rogers Wireless Communications, Inc. 144A 8.00%, due 12/15/2012 (b) 7.50%, due 03/15/2015	455 965	481 1,018

	Principal	Value
Telecommunications (continued)
Rural Cellular Corp.
9.88%, due 02/01/2010 (b)	$1,840	$1,872
8.25%, due 03/15/2012	485	513
Time Warner Telecom Holdings, Inc. 9.25%, due 02/15/2014 (b)	2,205	2,249
Time Warner Telecom, Inc. 10.13%, due 02/01/2011 (b)	1,540	1,513
UbiquiTel Operating Co. 9.88%, due 03/01/2011	1,900	2,133
US Unwired, Inc. 10.00%, due 06/15/2012	1,940	2,187
WDAC Subsidiary Corp. 144A 8.38%, due 12/01/2014	2,100	2,071
Textile Mill Products (0.3%)
Interface, Inc. 10.38%, due 02/01/2010	1,633	1,878
Tobacco Products (0.3%)
Reynolds American, Inc. 7.25%, due 06/01/2012	1,695	1,742
Water Transportation (1.1%)
Gulfmark Offshore, Inc. 144A 7.75%, due 07/15/2014	1,825	1,934
Hornbeck Offshore Services, Inc. 144A 6.13%, due 12/01/2014	1,170	1,176
Royal Caribbean Cruises, Ltd. 6.88%, due 12/01/2013	1,820	1,966
Stena AB 9.63%, due 12/01/2012	645	729
Stena AB 144A 7.00%, due 12/01/2016	1,533	1,518
Wholesale Trade Durable Goods (0.9%)
Roundy's, Inc. 8.88%, due 06/15/2012	2,935	3,206
Russel Metals, Inc. 6.38%, due 03/01/2014	2,300	2,334
Total Corporate Debt Securities (cost: $569,351)		601,561
	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.3%)
Automotive (0.3%)
Ford Motor Co. Capital Trust II	40,255	2,119
Total Convertible Preferred Stocks (cost: $2,108)		2,119
PREFERRED STOCKS (0.0%)
Automotive (0.0%)
Hayes Lemmerz International, Inc.	12	1

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Holding & Other Investment Offices (0.0%)
HRPT Properties Trust REIT	2,025	$56
Printing & Publishing (0.0%)
Primedia, Inc.	1,400	128
Telecommunications (0.0%)
PTV, Inc.	2	-	(c)
Total Preferred Stocks (cost: $183)		185
COMMON STOCKS (0.6%)
Automotive (0.3%)
Hayes Lemmerz International, Inc. (d)	80,000	-	(c)
Magna International, Inc.–Class A (b)(f)	27,400	2,262
Chemicals & Allied Products (0.0%)
Sterling Chemicals , Inc. Warrants, Expires 12/31/2009 (d)(f)	8	-	(c)
Sterling Chemicals, Inc. (d)	7	-	(c)
Communication (0.0%)
XM Satellite Radio Holdings, Inc. Warrants, Expires 3/15/2010 (f)	65	5
Fabricated Metal Products (0.0%)
Oxford Automotive, Inc. (d)	21	-	(c)
Holding & Other Investment Offices (0.2%)
Telewest Global, Inc. (e)	87,090	1,531
Industrial Machinery & Equipment (0.0%)
Thermadyne Holdings Corp.–Class B Warrants, Expires 5/23/2006 (f)	169	-	(c)
Paper & Allied Products (0.0%)
Pliant Corp. Warrants, Expires 6/1/2010 (f)	40	-	(c)
Printing & Publishing (0.0%)
GT Group Telecom, Inc. Warrants, Expires 2/1/2010 144A (f)	200	-	(c)
Telecommunications (0.1%)
Completel Europe NV (f)	21	1
Manitoba Telecom Services, Inc. (b)(f)	89	4
NTL, Inc. (f)	4,267	311
Versatel Telecom International NV (f)	972	3
Total Common Stocks (cost: $3,698)		4,117
	Prncipal	Value
SECURITY LENDING COLLATERAL (13.9%)
Debt (13.0%)
Bank Notes (1.0%)
Bank of America 2.27%, due 01/18/2005 (a)	$937	937

	Principal	Value
Bank Notes (continued)
2.26%, due 02/15/2005 (a)	$937	$937
2.27%, due 03/03/2005 (a)	1,091	1,091
2.30%, due 06/09/2005 (a)	468	468
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	1,405 937	1,405 937
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	468	468
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (a)	468	468
Commercial Paper (2.6%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	1,171 937	1,171 937
Fairway Finance–144A 2.36%, due 01/25/2005	1,757	1,757
Greyhawk Funding–144A 2.35%, due 02/08/2005	703	703
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	1,634	1,634
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (a) 2.39%, due 06/10/2005 (a)	2,951 3,044	2,951 3,044
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	2,337 1,633	2,337 1,633
Ranger Funding–144A 2.27%, due 01/14/2005	703	703
Euro Dollar Overnight (0.8%)
BNP Paribas 2.30%, due 01/03/2005	2,342	2,342
Harris Trust & Savings Bank 2.23%, due 01/03/2005	468	468
Royal Bank of Canada 2.25%, due 01/19/2005	2,365	2,365
Euro Dollar Terms (4.1%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	547 1,171	547 1,171
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	2,229 2,330 2,740	2,229 2,330 2,740
BNP Paribas 2.30%, due 02/01/2005	1,171	1,171
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	2,093 468	2,093 468

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Citigroup
2.06%, due 01/25/2005	$1,639	$1,639
2.31%, due 02/25/2005	2,037	2,037
Den Danske Bank 2.26%, due 01/20/2005	1,171	1,171
Dexia Group 2.04%, due 01/21/2005	482	482
Fortis Bank 2.14%, due 01/12/2005	23	23
Lloyds TSB Bank 2.28%, due 02/02/2005	468	468
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	482 2,342	482 2,342
Svenska Handlesbanken 2.25%, due 01/10/2005	703	703
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	2,000 2,342	2,000 2,342
Repurchase Agreements (4.5%) (g)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $5,762 on 01/03/2005	5,761	5,761
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $9,369 on 01/03/2005	9,367	9,367
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $9,359 on 01/03/2005	9,357	9,357

	Principal	Value
Repurchase Agreements (continued)
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $4,684 on 01/03/2005	$4,683	$4,683
	Shares	Value
Investment Companies (0.9%)
Money Market Funds (0.9%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	74,935	$75
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	1,217,692	1,218
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	2,750,152	2,750
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (r)	1,991,770	1,992
Total Security Lending Collateral (cost: $90,397)		90,397
Total Investment Securities (cost: $687,984)		$722,294
SUMMARY:
Investments, at value	110.7%	$722,294
Liabilities in excess of other assets	(10.7)%	(70,008)
Net assets	100.0%	$652,286
FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Euro Dollar	(195)	2/14/2005	$(253)	$(13)
			$(253)	$(13)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(b)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $88,283.

(c)  Value is less than $1.

(d)  Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

(e)  Securities are currently in default on interest payments.

(f)  No dividends were paid during the preceding twelve months.

(g)  Cash collateral for the Repurchase Agreements, valued at $29,752, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

(h)  Securities are stepbonds. KI Holdings, Inc. has a coupon rate of 0.00% until 11/15/2009, thereafter the coupon rate will be 9.88%.

(i)  Securities are stepbonds. JohnsonDiversey Holdings, Inc. has a coupon rate of 0.00% until 05/15/07, thereafter the coupon rate will be 10.67%.

(j)  Securities are stepbonds. CDRV Investors, Inc. has a coupon rate of 0.00% until 01/01/2010, thereafter the coupon rate will be 9.63%.

(k)  Securities are stepbonds. Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp. has a coupon rate of 0.00% until 10/01/2009, thereafter the coupon rate will be 10.50%.

(l)  Securities are stepbonds. Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp. has a coupon rate of 0.00% until 04/01/2010, thereafter the coupon rate will be 10.00%.

(m)  Securities are stepbonds. Nalco Finance Holdings, Inc. has a coupon rate of 0.00% until 02/01/2009, thereafter the coupon rate will be 9.00%.

(n)  Securities are stepbonds. Pliant Corp. has a coupon rate of 0.00% until 12/15/06, thereafter the coupon rate will be 11.13%.

(o)  Securities are stepbonds. Dex Media, Inc. has a coupon rate of 0.00% until 11/15/08, thereafter the coupon rate will be 9.00%.

(p)  Securities are stepbonds. Paxson Communications Corp. has a coupon rate of 0.00% until 01/15/06, thereafter the coupon rate will be 12.25%.

(q)  Securities are stepbonds. Alamosa Delaware, Inc. has a coupon rate of 0.00% until 07/31/05, thereafter the coupon rate will be 12.00%.

(r)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

(s)  Security is deemed to be illiquid.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $150,570 or 23.1% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

MFS High Yield

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $687,984) (including securities loaned of $88,283)	$722,294
Cash	8,283
Receivables:
Investment securities sold	2,279
Shares sold	110
Interest	11,587
Dividends	36
Other	2
744,591
Liabilities:
Investment securities purchased	1,408
Accounts payable and accrued liabilities:
Shares redeemed	17
Management and advisory fees	427
Service fees	1
Payable for collateral for securities on loan	90,397
Unrealized depreciation on forward foreign currency contracts	13
Other	42
92,305
Net Assets	$652,286
Net Assets Consist of:
Capital stock, 150,000 shares authorized ($.01 par value)	$619
Additional paid-in capital	551,870
Undistributed net investment income (loss)	50,259
Undistributed net realized gain (loss) from investment securities and foreign currency transactions	15,222
Net unrealized appreciation (depreciation) on:
Investment securities	34,310
Translation of assets and liabilites denominated in foreign currencies	6
Net Assets	$652,286
Net Assets by Class:
Initial Class	$647,277
Service Class	5,009
Shares Outstanding:
Initial Class	61,408
Service Class	471
Net Asset Value and Offering Price Per Share:
Initial Class	$10.54
Service Class	10.64

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$54,893
Dividends	136
Income from loaned securities–net	439
Less withholding taxes on foreign dividends	(2)
55,466
Expenses:
Management and advisory fees	5,163
Printing and shareholder reports	15
Custody fees	117
Administration fees	100
Legal fees	6
Audit fees	16
Directors fees	24
Service fees:
Service Class	8
Total expenses	5,449
Net Investment Income (Loss)	50,017
Net Realized Gain (Loss) from:
Investment securities	16,619
Foreign currency transactions	(40)
16,579
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(5,100)
Translation of assets and liabilities denominated in foreign currencies	21
(5,079)
Net Gain (Loss) on Investments and Foreign Currency Transactions	11,500
Net Increase (Decrease) in Net Assets Resulting from Operations	$61,517

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

16

MFS High Yield

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$50,017	$39,688
Net realized gain (loss) from investment securities and foreign currency transactions	16,579	7,482
Net unrealized appreciation (depreciation) on investment securities and foreign currency transactions	(5,079)	40,045
	61,517	87,215
Distributions to Shareholders:
From net investment income:
Initial Class	(39,856)	(6,088)
Service Class	(181)	(1)
	(40,037)	(6,089)
From net realized gains:
Initial Class	(2,728)	–
Service Class	(13)	–
	(2,741)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	109,877	407,988
Service Class	8,033	6,089
	117,910	414,077
Dividends and distributions reinvested:
Initial Class	42,584	6,088
Service Class	193	1
	42,777	6,089
Cost of shares redeemed:
Initial Class	(184,840)	(90,433)
Service Class	(4,596)	(4,934)
	(189,436)	(95,367)
	(28,749)	324,799
Net increase (decrease) in net assets	(10,010)	405,925
Net Assets:
Beginning of year	662,296	256,371
End of year	$652,286	$662,296
Undistributed Net Investment Income (Loss)	$50,259	$39,742

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	10,644	44,087
Service Class	770	618
	11,414	44,705
Shares issued–reinvested from distributions:
Initial Class	4,345	657
Service Class	20	–
	4,365	657
Shares redeemed:
Initial Class	(17,873)	(9,513)
Service Class	(442)	(495)
	(18,315)	(10,008)
Net increase (decrease) in shares outstanding:
Initial Class	(2,884)	35,231
Service Class	348	123
	(2,536)	35,354

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

MFS High Yield  17

MFS High Yield

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$10.28	$0.77	$0.18	$0.95	$(0.65)	$(0.04)	$(0.69)	$10.54
	12/31/2003	8.83	0.72	0.83	1.55	(0.10)	–	(0.10)	10.28
	12/31/2002	8.90	0.60	(0.43)	0.17	(0.24)	–	(0.24)	8.83
	12/31/2001	9.06	0.69	(0.34)	0.35	(0.51)	–	(0.51)	8.90
	12/31/2000	10.09	0.68	(1.18)	(0.50)	(0.53)	–	(0.53)	9.06
Service Class	12/31/2004	10.37	0.75	0.18	0.93	(0.62)	(0.04)	(0.66)	10.64
	12/31/2003	9.48	0.50	0.42	0.92	(0.03)	–	(0.03)	10.37

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	9.77%	$647,277	0.82%	0.82%	7.51%	71%
	12/31/2003	17.74	661,026	0.81	0.81	7.58	64
	12/31/2002	2.07	256,371	0.91	0.91	6.85	38
	12/31/2001	3.78	32,831	1.10	1.12	7.57	50
	12/31/2000	(5.18)	21,733	1.13	1.14	7.87	57
Service Class	12/31/2004	9.50	5,009	1.07	1.07	7.25	71
	12/31/2003	9.74	1,270	1.03	1.03	7.45	64

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – June 1, 1998
    Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2004 and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

18

MFS High Yield

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. MFS High Yield ("the Fund"), part of ATSF, began operations as part of the Endeavor Series Trust, on June 1, 1998. The Fund became part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Directors of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

19

MFS High Yield

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $188 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward currency contracts at December 31, 2004, are listed in the Schedule of Investments.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

20

MFS High Yield

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$103,421	16%
Asset Allocation–Moderate Portfolio	222,326	34%
Asset Allocation–Moderate Growth Portfolio	113,022	17%
Select + Conservative	710	-%
Select + Growth & Income	688	-%
Total	$440,167	67%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.775% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.08% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts subject to recapture at December 31, 2004. There were no amounts recaptured for the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of the invested plan amount was $28. Invested plan amounts and the

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

21

MFS High Yield

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$451,683
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	447,067
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, defaulted securities and financial derivatives.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	537
Accumulated net realized gain (loss) from investment securities	(537)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$6,089
Long-term Capital Gain	–
2004 Distributions paid from:
Ordinary Income	42,778
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$55,232
Undistributed Long-term Capital Gains	$10,306
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$34,259	*

*  Amount includes unrealized appreciation/(depreciation) on derivatives and foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$688,054
Unrealized Appreciation	$36,353
Unrealized (Depreciation)	(2,113)
Net Unrealized Appreciation (Depreciation)	$34,240

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

22

MFS High Yield

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 6.–(continued)

Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.775% of the first $500 million
0.76% over $500 million up to $1 billion
0.745% in excess of $1 billion

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

23

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
MFS High Yield

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MFS High Yield (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

24

Marsico Growth

MARKET ENVIRONMENT

After generally languishing for the first nine months of the year, equity markets surged in the fourth quarter and stocks closed the year solidly in positive territory. For the calendar year, the Standard and Poor's 500 Composite Stock Index ("S&P 500") and the Russell 1000 Growth Index ("Russell 1000 Growth") had total returns of 10.87% and 6.30%, respectively. Energy, telecommunications services, and utilities were the best-performing economic sectors for the full year, while healthcare (due to pharmaceutical companies) and information technology ("IT") (due to semiconductor companies) were laggards. Large capitalization stocks once again exhibited significant divergence in fortunes in terms of investment style. "Value" stocks, as represented by the Russell 1000 Value Index, outpaced "growth" stocks, as represented by the Russell 1000 Growth, by more than 10% during the year.

PERFORMANCE

For the year ended December 31, 2004, Marsico Growth, Initial Class returned of 12.25%. By comparison its benchmark, the S&P 500 returned 10.87%.

STRATEGY REVIEW

In reviewing Marsico Growth's 2004 investment results, there were a number of significant factors, both positive and negative, that impacted performance as compared to the benchmark index.

The portfolio's holdings in the healthcare sector, as well as positioning, were collectively the largest contributor to overall performance for the year. In comparison to the S&P 500, the portfolio had twice the allocation in this sector as of calendar year-end. At an individual stock level, UnitedHealth Group Incorporated (+51%) was the largest holding (7% of the overall portfolio as of year-end) and had the biggest positive impact on performance. In addition, Genentech, Inc. (+16%), Zimmer Holdings, Inc. (+14%), and Quest Diagnostics Incorporated (+14%) benefited the portfolio in this area.

The portfolio's holdings and posture in the IT sector were also large contributors. In the technology hardware and equipment industry, stocks such as QUALCOMM Incorporated (+58%) and Dell Inc. (+24%) benefited performance. Video game software developer Electronic Arts Inc. (+29%) led the portfolio's technology software and services positions to positive gains. In addition, the portfolio's underweighted posture in the semiconductors and semi equipment industry enhanced performance in that the area, which with a return of –21%, was the largest detractor from performance for the benchmark index.

Other areas of strength were the diversified financials and hotels, restaurants and leisure industries. In the diversified financials industry, the portfolio was overweighted significantly and the holdings within it were positive contributors, such as educational lending company SLM Corporation ("Sallie Mae") (+44%) and Chicago Mercantile Exchange Holdings Inc. (+38%). In the hotels, restaurants, and leisure industry, Royal Caribbean Cruises Ltd. (+31%), Mandalay Resort Group (+28% prior to being sold), and Wynn Resorts Limited (+75%) led that area to positive gains.

There were a few factors that negatively impacted the portfolio. The most significant areas that detracted from overall performance resulted from our decisions to have little or no exposure in several sectors that had strong returns. The energy sector (+32%) was an area that performed remarkably well for the year. The same story was true for the utilities sector, which rose 24%. In both cases, the portfolio had no exposure, thus missing opportunities for even greater performance.

Finally, another detractor from performance of the portfolio was in the telecommunications services sector. In particular, stock selection such as Nextel Communications, Inc. (-20% prior to being sold) was the primary culprit.

Thomas F. Marsico

Portfolio Manager
Marsico Capital Management, LLC*

*  Sub-advisor Banc of America Capital Management, LLC has entered into an agreement with Marsico Capital Management, LLC under which Marsico will provide portfolio management to the portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Marsico Growth

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	From Inception	Inception Date
Initial Class	12.25%	(3.67)%	(0.45)%	5/3/99
S&P 500[1]	10.87%	(2.30)%	(0.21)%	5/3/99
Service Class	12.03%	–	19.44%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Marsico Growth

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,110.70	0.87%	$4.62
Hypothetical (b)	1,000.00	1,020.76	0.87	4.42
Service Class
Actual	1,000.00	1,109.80	1.13	5.99
Hypothetical (b)	1,000.00	1,019.46	1.13	5.74

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Marsico Growth

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.5%)
Aerospace (2.0%)
General Dynamics Corp.	20,704	$2,166
Lockheed Martin Corp.	15,109	839
Air Transportation (3.8%)
FedEx Corp.	57,161	5,630
Automotive (0.4%)
Harley-Davidson, Inc.	9,067	551
Beverages (0.7%)
PepsiCo, Inc.	19,850	1,036
Business Services (4.3%)
eBay, Inc. (a)	47,677	5,544
Getty Images, Inc. (a)(b)	12,078	832
Chemicals & Allied Products (3.5%)
Monsanto Co.	16,814	934
Procter & Gamble Co. (The)	77,608	4,275
Commercial Banks (5.1%)
Citigroup, Inc.	146,377	7,052
UCBH Holdings, Inc. (b)	13,127	601
Communications Equipment (5.8%)
Lucent Technologies, Inc. Warrants, Expires 12/10/2007 (a)	1,013	2
QUALCOMM, Inc.	173,266	7,346
Telefonaktiebolaget LM Ericsson, Sponsored ADR (a)(b)	43,520	1,370
Computer & Data Processing Services (3.4%)
Electronic Arts, Inc. (a)	71,972	4,439
Microsoft Corp.	25,149	672
Computer & Office Equipment (2.8%)
Dell, Inc. (a)	98,900	4,168
Construction (1.8%)
KB Home	11,155	1,165
MDC Holdings, Inc.	17,899	1,547
Drug Stores & Proprietary Stores (1.0%)
CVS Corp.	31,787	1,433
Electronic & Other Electric Equipment (4.8%)
General Electric Co.	197,278	7,201
Electronic Components & Accessories (2.4%)
Tyco International, Ltd.	99,017	3,539
Furniture & Home Furnishings Stores (0.9%)
Bed Bath & Beyond, Inc. (a)	35,550	1,416
Health Services (1.5%)
Quest Diagnostics, Inc. (b)	24,123	2,305

	Shares	Value
Hotels & Other Lodging Places (1.1%)
MGM Mirage, Inc. (a)	10,276	$747
Wynn Resorts, Ltd. (a)(b)	13,491	903
Industrial Machinery & Equipment (3.3%)
Caterpillar, Inc.	50,172	4,892
Insurance (8.0%)
Aetna, Inc.	200	25
PacifiCare Health Systems, Inc. (a)	10,587	598
UnitedHealth Group, Inc.	128,218	11,287
WellPoint, Inc. (a)	400	46
Lumber & Other Building Materials (3.2%)
Lowe's Cos., Inc.	82,697	4,763
Medical Instruments & Supplies (7.0%)
Boston Scientific Corp. (a)	51,900	1,845
Medtronic, Inc.	44,639	2,217
St. Jude Medical, Inc. (a)	44,556	1,868
Wright Medical Group, Inc. (a)	6,925	197
Zimmer Holdings, Inc. (a)	53,091	4,254
Mortgage Bankers & Brokers (3.4%)
Countrywide Financial Corp. (b)	135,440	5,013
Personal Credit Institutions (5.8%)
SLM Corp.	162,608	8,682
Pharmaceuticals (6.9%)
Cardinal Health, Inc.	4,612	268
Genentech, Inc. (a)	139,075	7,571
Pfizer, Inc.	88,150	2,370
Primary Metal Industries (0.0%)
United States Steel Corp.	500	26
Residential Building Construction (1.9%)
Lennar Corp.–Class A (b)	48,697	2,760
Restaurants (1.8%)
Starbucks Corp. (a)	18,799	1,172
Yum! Brands, Inc.	31,330	1,478
Retail Trade (0.5%)
Tiffany & Co.	23,199	742
Rubber & Misc. Plastic Products (2.4%)
NIKE, Inc.–Class B	39,528	3,585
Security & Commodity Brokers (5.3%)
Chicago Mercantile Exchange (b)	8,931	2,043
Goldman Sachs Group, Inc. (The)	24,483	2,547
Merrill Lynch & Co., Inc.	54,991	3,287
Telecommunications (1.1%)
Verizon Communications, Inc.	40,906	1,657

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Marsico Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Transportation Equipment (0.2%)
Brunswick Corp.	6,046	$299
Variety Stores (1.4%)
Target Corp.	40,193	2,087
Water Transportation (2.0%)
Royal Caribbean Cruises, Ltd.	55,290	3,010
Total Common Stocks (cost: $110,208)		148,302
	Principal	Value
SHORT-TERM OBLIGATIONS (0.4%)
Repurchase Agreements (0.4%)
Investors Bank & Trust 1.75% Repurchase Agreement dated 12/31/2004 to be repurchased at $563 on 1/03/2005 (c)	$563	$563
Total Short-Term Obligations (cost: $563)		563
SECURITY LENDING COLLATERAL (6.3%)
Debt (5.9%)
Bank Notes (0.5%)
Bank of America 2.27%, due 01/18/2005 (d) 2.26%, due 02/15/2005 (d) 2.27%, due 03/03/2005 (d) 2.30%, due 06/09/2005 (d)	97 97 113 49	97 97 113 49
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	97 146	97 146
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	49	49
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (d)	49	49
Commercial Paper (1.2%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	122 97	122 97
Fairway Finance–144A 2.36%, due 01/25/2005	182	182
Greyhawk Funding–144A 2.35%, due 02/08/2005	73	73
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	170	170
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (d) 2.39%, due 06/10/2005 (d)	306 316	306 316
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	243 170	243 170
Ranger Funding–144A 2.27%, due 01/14/2005	73	73

	Principal	Value
Euro Dollar Overnight (0.4%)
BNP Paribas 2.30%, due 01/03/2005	$243	$243
Harris Trust & Savings Bank 2.23%, due 01/03/2005	49	49
Royal Bank of Canada 2.25%, due 01/19/2005	246	246
Euro Dollar Terms (1.8%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	57 122	57 122
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	285 242 232	285 242 232
BNP Paribas 2.30%, due 02/01/2005	122	122
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	217 49	217 49
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	170 212	170 212
Den Danske Bank 2.26%, due 01/20/2005	122	122
Dexia Group 2.04%, due 01/21/2005	50	50
Fortis Bank 2.14%, due 01/12/2005	2	2
Lloyds TSB Bank 2.28%, due 02/02/2005	49	49
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	50 243	50 243
Svenska Handlesbanken 2.25%, due 01/10/2005	73	73
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	208 243	208 243
Repurchase Agreements (2.0%) (e)
Credit Suisse First Boston (USA), Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $599 on 1/03/2005	598	598
Goldman Sachs Group, Inc. (The) 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $973 on 1/03/2005	973	973

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Marsico Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co., Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $972 on 1/03/2005	$972	$972
Morgan Stanley 2.42% Repurchase Agreement dated 12/31/2004 to be repurchased at $487 on 1/03/2005	487	487
	Shares	Value
Investment Companies (0.4%)
Money Market Funds (0.4%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	7,785	$8
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	126,513	126
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	285,730	286
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (f)	206,937	207
Total Security Lending Collateral (cost: $9,392)		9,392
Total Investment Securities (cost: $120,163)		$158,257

SUMMARY:
Investments, at value	106.2%	$158,257
Liabilities in excess of other assets	(6.2)%	(9,289)
Net assets	100.0%	$148,968

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $9,138.

(c)  At December 31, 2004, repurchase agreements excluding collateral for securities on loan are collateralized by $548 SBA–Pool #505564 (5.13%, due 8/25/2026) with a market value and accrued interest of $591.

(d)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(e)  Cash collateral for the Repurchase Agreements, valued at $3,091, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(f)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $1,130 or .8% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Marsico Growth

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $120,163) (including securities loaned of $9,138)	$158,257
Cash	50
Receivables:
Investment securities sold	492
Shares sold	286
Interest	1
Dividends	94
159,180
Liabilities:
Investment securities purchased	685
Accounts payable and accrued liabilities:
Shares redeemed	23
Management and advisory fees	99
Service fees	1
Payable for collateral for securities on loan	9,392
Other	12
10,212
Net Assets	$148,968
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$156
Additional paid-in capital	123,145
Undistributed net investment income (loss)	161
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(12,588)
Net unrealized appreciation (depreciation) on investment securities	38,094
Net Assets	$148,968
Net Assets by Class:
Initial Class	$143,150
Service Class	5,818
Shares Outstanding:
Initial Class	15,015
Service Class	613
Net Asset Value and Offering Price Per Share:
Initial Class	$9.53
Service Class	9.50

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$14
Dividends	1,345
Income from loaned securities–net	10
Less withholding taxes on foreign dividends	(4)
1,365
Expenses:
Management and advisory fees	1,075
Printing and shareholder reports	23
Custody fees	27
Administration fees	20
Legal fees	1
Audit fees	13
Directors fees	5
Service fees:
Service Class	9
Total expenses	1,173
Net Investment Income (Loss)	192
Net Realized Gain (Loss) from:
Investment securities	1,863
Foreign currency transactions	(31)
1,832
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	13,966
Translation of assets and liabilities denominated in foreign currencies	31
13,997
Net Gain (Loss) on Investments and Foreign Currency Transactions	15,829
Net Increase (Decrease) in Net Assets Resulting from Operations	$16,021

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Marsico Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$192	$(245)
Net realized gain (loss) from investment securities and foreign currency transactions	1,832	3,092
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	13,997	29,090
	16,021	31,937
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	22,722	73,160
Service Class	5,429	765
	28,151	73,925
Cost of shares redeemed:
Initial Class	(30,376)	(72,258)
Service Class	(963)	(43)
	(31,339)	(72,301)
	(3,188)	1,624
Net increase (decrease) in net assets	12,833	33,561
Net Assets:
Beginning of year	136,135	102,574
End of year	$148,968	$136,135
Undistributed Net Investment Income (Loss)	$161	$5

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	2,644	10,137
Service Class	637	95
	3,281	10,232
Shares redeemed:
Initial Class	(3,576)	(9,463)
Service Class	(114)	(5)
	(3,690)	(9,468)
Net increase (decrease) in shares outstanding:
Initial Class	(932)	674
Service Class	523	90
	(409)	764

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Marsico Growth

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$8.49	$0.01	$1.03	$1.04	$–	$–	$–	$9.53
	12/31/2003	6.72	(0.01)	1.78	1.77	–	–	–	8.49
	12/31/2002	9.09	–	(2.36)	(2.36)	(0.01)	–	(0.01)	6.72
	12/31/2001	10.67	0.02	(1.52)	(1.50)	(0.07)	(0.01)	(0.08)	9.09
	12/31/2000	11.75	0.02	(0.95)	(0.93)	(0.10)	(0.05)	(0.15)	10.67
Service Class	12/31/2004	8.48	(0.01)	1.03	1.02	–	–	–	9.50
	12/31/2003	7.06	(0.03)	1.45	1.42	–	–	–	8.48

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	12.25%	$143,150	0.87%	0.87%	0.15%	80%
	12/31/2003	26.34	135,376	0.98	0.98	(0.19)	111
	12/31/2002	(25.98)	102,574	1.00	1.06	(0.03)	103
	12/31/2001	(14.09)	45,382	1.00	1.21	0.16	17
	12/31/2000	(8.02)	20,185	1.00	1.37	0.15	37
Service Class	12/31/2004	12.03	5,818	1.10	1.10	(0.07)	80
	12/31/2003	20.11	759	1.25	1.25	(0.47)	111

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 3, 1999

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Marsico Growth

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Marsico Growth ("the Fund"), part of ATSF, began operations as part of the Endeavor Series Trust, on November 18, 1996. The Fund became part of ATSF on May 3, 1999.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Directors of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $26 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $4 of program income for its services. When the Fund makes a security loan, it received cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no outstanding forward foreign currency contracts at December 31, 2004.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$7,768	5%
Asset Allocation–Moderate Portfolio	44,737	30%
Total	$52,505	35%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million
0.75% of the next $250 million of ANA
0.70% of the next $500 million of ANA
0.60% of ANA over $1 billion

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2004. There are no amounts subject to recapture at December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amount was $6. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$106,281
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	104,403
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, return of capital and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	(36)
Accumulated net realized gain (loss) from investment securities	36

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$487	December 31, 2009
6,745	December 31, 2010
5,283	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2004 was $1,403.

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$134
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(12,515)
Net Unrealized Appreciation (Depreciation)	$38,048

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$120,209
Unrealized Appreciation	$38,395
Unrealized (Depreciation)	(347)
Net Unrealized Appreciation (Depreciation)	$38,048

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Marsico Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Marsico Growth (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Mercury Large Cap Value

MARKET ENVIRONMENT

During the period under review, the value style of investing significantly outpaced growth. Both the Russell 1000 Value Index ("Russell 1000 Value") rose 14.58% and the Russell 1000 Growth Index returned 5.56% from May 3 to December 31, 2004. In addition, we witnessed a "flight to quality," whereby investor favor shifted from low-quality, low-price and higher-risk securities to higher-quality, higher-cap and lower-risk stocks as investors became more cautious. Looking ahead, we believe good stock picking is going to be more a matter of evaluating underlying company fundamentals, with no clear winners in terms of sector, style or market cap size.

PERFORMANCE

For the year ended December 31, 2004, Mercury Large Cap Value, Initial Class returned 18.34%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index returned 10.87%.

STRATEGY REVIEW

Effective May 3, 2004, we took over the management of the portfolio. The portfolio invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Value. Because these large-cap stocks represent a significant part of the U.S. stock market, the portfolio was influenced by the same economic and market events that affected the broader stock market during the period. The stock market performed strongly early in the period. Specifically, equities gleaned support from favorable economic news, unprecedented fiscal and monetary policy stimuli, extraordinary corporate earnings results, strong money flows and attractive valuations. In the next six months that followed, the market was much more volatile, taking its cues from election-related uncertainty, violence in Iraq, record-high oil prices, rising interest rates and a series of soft economic data.

The portfolio's performance versus the benchmark for the period benefited from stock selection in the healthcare, materials, industrial, utility and consumer discretionary sectors, and an overweight in energy. Conversely, stock selection in financials and consumer staples, both stock selection and an overweight in information technology ("IT"), an overweight in healthcare and an underweight in utilities hindered the relative return.

Individual stock holdings that contributed the most positively to the comparative performance during the period were Autodesk, Inc. (IT); United States Steel Corporation (materials); Merck & Co., Inc., (in which the portfolio had only a small position), Humana Inc. and PacifiCare Health Systems, Inc. (all in the healthcare sector); TXU Corp. (utilities); and Norfolk Southern Corporation and Rockwell Automation, Inc. (both in the industrial sector).

On the negative side, the portfolio's relative return was hindered by our positions in Atmel Corporation and Cypress Semiconductor Corporation (both in the IT sector); and Altria Group, Inc., Tyson Foods, Inc. and Coca-Cola Enterprises Inc. (all in the consumer staples sector); Pfizer Inc. (healthcare); and The Walt Disney Company and Saks Incorporated (both in the consumer discretionary sector).

During the period, we searched for companies with what we viewed as good earnings momentum and compelling valuations. We maintained a pro-cyclical bias for the majority of the period, investing in those companies and sectors that we believed could benefit from a burgeoning U.S. economy. For the most part, portfolio activity involved fine-tuning our exposures based on our fundamental research, including the use of both qualitative and quantitative screens. Late in the period, we increased the portfolio's weighting in IT and reduced our holdings in healthcare, maintaining the portfolio's cyclical orientation. We also increased the portfolio's exposure to larger-capitalization companies.

The portfolio continues to emphasize a pro-cyclical approach to the economy because we believe that, for now, economic and earnings growth will be reasonably strong. Accordingly, the portfolio's largest overweights versus its benchmark are in IT and energy, while the most significant underweights are in financials, telecommunication services and consumer staples.

Investment Team
Mercury Advisors

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Mercury Large Cap Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	From Inception	Inception Date
Initial Class	18.34%	8.31%	9.33%	5/1/96
S&P 500[1]	10.87%	(2.30)%	9.08%	5/1/96
Service Class	18.00%	–	28.00%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Mercury Large Cap Value

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,121.20	0.86%	$4.59
Hypothetical (b)	1,000.00	1,020.81	0.86	4.37
Service Class
Actual	1,000.00	1,119.80	1.11	5.91
Hypothetical (b)	1,000.00	1,019.56	1.11	5.63

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Mercury Large Cap Value

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.5%)
Aerospace (2.1%)
Boeing Co. (The)	107,000	$5,539
General Dynamics Corp.	8,000	837
Northrop Grumman Corp.	107,000	5,817
Apparel & Accessory Stores (3.2%)
American Eagle Outfitters	131,000	6,170
Ltd. Brands	271,000	6,238
Nordstrom, Inc.	133,000	6,215
Apparel Products (0.3%)
V.F. Corp.	36,000	1,994
Auto Repair, Services & Parking (0.4%)
Ryder System, Inc.	47,000	2,245
Automotive (1.3%)
Ford Motor Co. (a)	508,000	7,437
Chemicals & Allied Products (1.2%)
du Pont (E.I.) de Nemours & Co.	13,000	638
Lyondell Chemical Co.	215,000	6,218
Commercial Banks (8.7%)
Bank of America Corp.	132,000	6,203
Bank of Hawaii Corp.	13,000	660
Citigroup, Inc.	241,000	11,611
Comerica, Inc.	90,000	5,492
KeyCorp (a)	212,000	7,187
Morgan Chase & Co. (J.P.)	33,000	1,287
National City Corp. (a)	135,000	5,069
Providian Financial Corp. (b)	281,000	4,628
Wachovia Corp.	175,000	9,205
Communications Equipment (3.2%)
Avaya, Inc. (a)(b)	113,000	1,944
Lucent Technologies, Inc. (a)(b)	1,929,000	7,253
Motorola, Inc.	214,000	3,681
Tellabs, Inc. (a)(b)	703,000	6,039
Computer & Data Processing Services (4.2%)
Affiliated Computer Services, Inc.–Class A (a)(b)	63,000	3,792
Autodesk, Inc.	156,000	5,920
Computer Sciences Corp. (b)	123,000	6,934
Electronic Data Systems Corp.	77,000	1,779
Oracle Corp. (b)	465,000	6,380
Computer & Office Equipment (3.7%)
Apple Computer, Inc. (b)	109,000	7,020
Hewlett-Packard Co.	562,000	11,785
Storage Technology Corp. (b)	97,000	3,066

	Shares	Value
Department Stores (2.3%)
Federated Department Stores (a)	118,000	$6,819
JC Penney Co., Inc.	169,000	6,997
Electric Services (3.7%)
Duke Energy Corp.	300,000	7,599
Edison International	192,000	6,150
TXU Corp. (a)	121,000	7,812
Electronic & Other Electric Equipment (3.5%)
General Electric Co.	556,000	20,294
Food & Kindred Products (1.8%)
Archer-Daniels-Midland Co.	300,000	6,693
Tyson Foods, Inc.–Class A	210,000	3,864
Gas Production & Distribution (0.5%)
Dynegy, Inc.–Class A (a)(b)	349,000	1,612
El Paso Corp.	107,000	1,113
Hotels & Other Lodging Places (1.0%)
Starwood Hotels & Resorts Worldwide, Inc. (a)	100,000	5,840
Industrial Machinery & Equipment (3.0%)
Black & Decker Corp. (a)	62,000	5,476
Cummins, Inc.	74,000	6,200
Stanley Works (The) (a)	116,000	5,683
Instruments & Related Products (2.9%)
Eastman Kodak Co. (a)	180,000	5,805
Rockwell Automation, Inc.	111,000	5,500
Xerox Corp. (b)	347,000	5,902
Insurance (10.9%)
Aetna, Inc.	58,000	7,234
Allstate Corp. (The) (a)	181,000	9,361
Chubb Corp.	95,000	7,305
Cigna Corp.	88,000	7,178
Cincinnati Financial Corp.	115,000	5,090
Loews Corp.	90,000	6,327
PacifiCare Health Systems, Inc. (a)(b)	121,000	6,839
SAFECO Corp. (a)	127,000	6,634
UnumProvident Corp. (a)	361,000	6,476
W.R. Berkley Corp.	40,000	1,887
Insurance Agents, Brokers & Service (2.4%)
Hartford Financial Services Group, Inc. (The)	114,000	7,901
Humana, Inc. (b)	211,000	6,265
Life Insurance (3.8%)
Lincoln National Corp.	139,000	6,489
Metlife, Inc. (a)	183,000	7,413
Prudential Financial, Inc.	154,000	8,464

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Mercury Large Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Lumber & Other Building Materials (0.9%)
Home Depot, Inc. (The)	125,000	$5,342
Lumber & Wood Products (0.9%)
Georgia-Pacific Corp.	135,000	5,060
Medical Instruments & Supplies (0.9%)
Bard, (C.R.) Inc.	20,000	1,280
Becton Dickinson & Co.	71,000	4,033
Metal Mining (1.1%)
Phelps Dodge Corp.	66,000	6,529
Mortgage Bankers & Brokers (1.3%)
Countrywide Financial Corp. (a)	210,000	7,772
Oil & Gas Extraction (6.2%)
Anadarko Petroleum Corp.	111,000	7,194
Burlington Resources, Inc.	168,000	7,308
Devon Energy Corp.	193,000	7,512
Occidental Petroleum Corp.	138,000	8,054
Unocal Corp.	142,000	6,140
Petroleum Refining (14.6%)
Amerada Hess Corp.	76,000	6,261
Ashland, Inc.	37,000	2,160
ChevronTexaco Corp.	311,000	16,331
ConocoPhillips	131,000	11,375
Exxon Mobil Corp.	715,000	36,651
Sunoco, Inc.	75,000	6,128
Valero Energy Corp. (a)	155,000	7,037
Pharmaceuticals (0.5%)
Pfizer, Inc.	106,000	2,850
Primary Metal Industries (2.2%)
Nucor Corp. (a)	120,000	6,281
United States Steel Corp. (a)	129,000	6,611
Railroads (1.1%)
Norfolk Southern Corp.	171,000	6,188
Restaurants (1.6%)
McDonald's Corp.	298,000	9,554
Retail Trade (0.9%)
Toys R US, Inc. (a)(b)	267,000	5,465
Security & Commodity Brokers (0.2%)
Bear Stearns Cos. Inc. (The)	9,000	921
Lehman Brothers Holdings, Inc.	1,000	87
Tobacco Products (0.4%)
UST, Inc.	47,000	2,261
Trucking & Warehousing (0.4%)
CNF, Inc.	49,000	2,455

	Shares	Value
Variety Stores (1.3%)
Costco Wholesale Corp.	161,000	$7,794
Wholesale Trade Durable Goods (0.5%)
Tech Data Corp. (a)(b)	65,000	2,951
Wholesale Trade Nondurable Goods (0.4%)
SUPERVALU, Inc.	76,000	2,624
Total Common Stocks (cost: $496,567)		584,714
	Principal	Value
SECURITY LENDING COLLATERAL (19.4%)
Debt (18.1%)
Bank Notes (1.4%)
Bank of America
2.27%, due 01/18/2005 (c)	$1,178	$1,178
2.26%, due 02/15/2005 (c)	1,178	1,178
2.27%, due 03/03/2005 (c)	1,373	1,373
2.30%, due 06/09/2005 (c)	589	589
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	1,768 1,178	1,768 1,178
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	589	589
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	589	589
Commercial Paper (3.6%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	1,473 1,178	1,473 1,178
Fairway Finance–144A 2.36%, due 01/25/2005	2,210	2,210
Greyhawk Funding–144A 2.35%, due 02/08/2005	884	884
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	2,056	2,056
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	3,712 3,830	3,712 3,830
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	2,940 2,055	2,940 2,055
Ranger Funding–144A 2.27%, due 01/14/2005	884	884
Euro Dollar Overnight (1.1%)
BNP Paribas 2.30%, due 01/03/2005	2,946	2,946
Harris Trust & Savings Bank 2.23%, due 01/03/2005	589	589

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Mercury Large Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (continued)
Royal Bank of Canada 2.25%, due 01/19/2005	$2,976	$2,976
Euro Dollar Terms (5.7%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	688 1,473	688 1,473
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	2,806 2,931 3,447	2,806 2,931 3,447
BNP Paribas 2.30%, due 02/01/2005	1,473	1,473
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	2,634 589	2,634 589
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	2,062 2,563	2,062 2,563
Den Danske Bank 2.26%, due 01/20/2005	1,473	1,473
Dexia Group 2.04%, due 01/21/2005	607	607
Fortis Bank 2.14%, due 01/12/2005	29	29
Lloyds TSB Bank 2.28%, due 02/02/2005	589	589
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	607 2,946	607 2,946
Svenska Handlesbanken 2.25%, due 01/10/2005	884	884
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	2,516 2,946	2,516 2,946

	Principal	Value
Repurchase Agreements (6.3%) (d)
Credit Suisse First Boston (USA), Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $7,247 on 01/3/2005	$7,247	$7,247
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $11,785 on 01/03/2005	11,784	11,784
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $11,773 on 01/03/2005	11,772	11,772
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $5,892 on 01/03/2005	5,892	5,892
	Shares	Value
Investment Companies (1.3%)
Money Market Funds (1.3%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	94,272	$94
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	1,531,923	1,532
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	3,459,840	3,460
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	2,505,754	2,506
Total Security Lending Collateral (cost: $113,725)		113,725
Total Investment Securities (cost: $610,292)		$698,439
SUMMARY:
Investments, at value	118.9%	698,439
Liabilities in excess of other assets	(18.9)%	(110,824)
Net assets	100.0%	$587,615

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $109,062.

(b)  No dividends were paid during the preceding twelve months.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $37,429, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $13,680 or 2.3% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Mercury Large Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $610,292) (including securities loaned of $109,062)	$698,439
Cash	1,824
Receivables:
Shares sold	521
Interest	11
Dividends	1,053
701,848
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	77
Management and advisory fees	382
Service fees	1
Payable for collateral for securities on loan	113,725
Other	48
114,233
Net Assets	$587,615
Net Assets Consist of:
Capital stock, 100,000 shares authorized ($.01 par value)	$342
Additional paid-in capital	454,155
Undistributed net investment income (loss)	5,003
Undistributed net realized gain (loss) from investment securities	39,968
Net unrealized appreciation (depreciation) on investment securities	88,147
Net Assets	$587,615
Net Assets by Class:
Initial Class	$584,426
Service Class	3,189
Shares Outstanding:
Initial Class	34,047
Service Class	185
Net Asset Value and Offering Price Per Share:
Initial Class	$17.17
Service Class	17.27

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$40
Dividends	8,490
Income from loaned securities–net	67
Less withholding taxes on foreign dividends	(3)
8,594
Expenses:
Management and advisory fees	3,344
Printing and shareholder reports	95
Custody fees	51
Administration fees	63
Legal fees	4
Audit fees	16
Directors fees	14
Service fees:
Service Class	4
Total expenses	3,591
Net Investment Income (Loss)	5,003
Net Realized and Unrealized Gain (Loss)
Realized Gain (Loss) from investment securities	42,742
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	32,729
Net Gain (Loss) on Investment Securities	75,471
Net Increase (Decrease) in Net Assets Resulting from Operations	$80,474

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Mercury Large Cap Value

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$5,003	$4,184
Net realized gain (loss) from investment securities	42,742	17,606
Net unrealized appreciation (depreciation) on investment securities	32,729	65,852
	80,474	87,642
Distributions to Shareholders:
From net investment income:
Initial Class	(4,171)	(2,653)
Service Class	(14)	–
	(4,185)	(2,653)
From net realized gains:
Initial Class	(7,460)	–
Service Class	(32)	–
	(7,492)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	199,063	111,588
Service Class	2,645	892
	201,708	112,480
Proceeds from fund acquisition:
Initial Class	991	–
	991	–
Dividends and distributions reinvested:
Initial Class	11,630	2,653
Service Class	46	–
	11,676	2,653
Cost of shares redeemed:
Initial Class	(79,083)	(57,904)
Service Class	(764)	(80)
	(79,847)	(57,984)
	134,528	57,149
Net increase (decrease) in net assets	203,325	142,138
Net Assets:
Beginning of year	384,290	242,152
End of year	$587,615	$384,290
Undistributed Net Investment Income (Loss)	$5,003	$4,185

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	12,627	9,291
Service Class	170	67
	12,797	9,358
Shares issued on fund acquisition:
Initial Class	66	–
	66	–
Shares issued–reinvested from distributions:
Initial Class	811	205
Service Class	3	–
	814	205
Shares redeemed:
Initial Class	(5,061)	(4,713)
Service Class	(49)	(6)
	(5,110)	(4,719)
Net increase (decrease) in shares outstanding:
Initial Class	8,443	4,783
Service Class	124	61
	8,567	4,844

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Mercury Large Cap Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$14.97	$0.18	$2.47	$2.65	$(0.16)	$(0.29)	$(0.45)	$17.17
	12/31/2003	11.63	0.17	3.28	3.45	(0.11)	–	(0.11)	14.97
	12/31/2002	14.09	0.18	(2.17)	(1.99)	(0.12)	(0.35)	(0.47)	11.63
	12/31/2001	14.37	0.15	(0.41)	(0.26)	(0.02)	–	(0.02)	14.09
	12/31/2000	12.77	0.15	1.78	1.93	(0.18)	(0.15)	(0.33)	14.37
Service Class	12/31/2004	15.06	0.15	2.48	2.63	(0.13)	(0.29)	(0.42)	17.27
	12/31/2003	11.77	0.11	3.19	3.30	(0.01)	–	(0.01)	15.06

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	18.34%	$584,426	0.85%	0.85%	1.19%	132%
	12/31/2003	29.78	383,372	0.84	0.84	1.33	145
	12/31/2002	(14.21)	242,152	0.89	0.89	1.40	200
	12/31/2001	(1.81)	165,683	0.94	0.94	1.07	31
	12/31/2000	15.19	144,818	0.88	0.88	1.10	46
Service Class	12/31/2004	18.00	3,189	1.10	1.10	0.97	132
	12/31/2003	28.03	918	1.10	1.10	1.19	145

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 1, 1996
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Mercury Large Cap Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Mercury Large Cap Value ("the Fund"), part of ATSF, began operations on May 1, 1996.

On May 3, 2004, PBHG/NWQ Value Select acquired all the net assets of BlackRock Large Cap Value pursuant to a plan of reorganization approved by shareholders of BlackRock Large Cap Value. PBHG/NWQ Value Select was the accounting survivor. The acquisition was accomplished by a tax-free exchange of 66 shares of the Fund for the 109 shares of BlackRock Large Cap Value outstanding on April 30, 2004. The aggregate net assets of PBHG/NWQ Value Select immediately before the acquisition was $386,328. BlackRock Large Cap Value's net assets at that date $991, including $137 of unrealized appreciation, were combined with those of the Fund, resulting in combined assets of $387,319.

On May 3, 2004, the Fund changed its name from PBHG/NWQ Value Select to Mercury Large Cap Value and changed its sub-advisers from Pilgrim Baxter & Associates, Inc. and NWQ Investment Management Company, Inc. to Fund Asset Management, L.P. doing business as Mercury Advisors.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Mercury Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $30 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $27 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Growth Portfolio	$87,638	15%
Asset Allocation–Moderate Portfolio	103,044	18%
Asset Allocation–Moderate Growth Portfolio	159,903	27%
Total	$350,585	60%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

From January 1, 2004 to April 30, 2004:

0.80% of ANA

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Mercury Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

From May 1, 2004 on:

0.80% of first $250 million of ANA
0.775% of the next $500 million of ANA
0.75% of ANA over $750 million

The actual advisory fee accrued for the year ended December 31, 2004, per average net assets is 0.79%

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts subject to recapture at December 31, 2004. There were no amounts recaptured during the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amount was $25. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$702,069
U.S. Government
Proceeds from maturities and sales of securities
Long-Term excluding U.S. Government	547,912
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Mercury Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$237
Undistributed net investment income (loss)	–
Accumulated net realized gain (loss) from investment securities	(237)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$116	December 31, 2009
88	December 31, 2010

The capital loss carryforward utilized during the year ended December 31, 2004 was $29.

The capital loss carryforwards are available to affect future realized gains, subject to certain limitations under the Internal Revenue Code, through the period listed.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$2,653
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	11,677
Long-term capital gain	–

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$9,788
Undistributed Long-term Capital Gains	$35,547
Capital Loss Carryforward	$(204)
Net Unrealized Appreciation (Depreciation)	$87,988

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$610,451
Unrealized Appreciation	$89,575
Unrealized (Depreciation)	(1,587)
Net Unrealized Appreciation (Depreciation)	$87,988

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Mercury Large Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mercury Large Cap Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Asset Allocation–Moderate Portfolio

MARKET ENVIRONMENT

The major U.S. stock indices finished 2004 well in the black. The broad Standard and Poor's 500 Composite Stock Index ("S&P 500") and Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") gained a healthy 10.87% and 10.85%, respectively for the year and the technology-heavy NASDAQ Composite Index ("NASDAQ") returned 8.59%. The Dow Jones Industrial Average ("Dow Jones") rose a more modest 5.31%, as the 30-stock index was hampered somewhat by weakness in a few holdings such as Merck & Co., Inc., Citigroup Inc., and Intel Corporation.

Most of the year's gains came in the fourth quarter. Investors were on edge through much of 2004, given the mixed economic signals early in the year: the prolonged Iraq situation, and uncertainty about the U.S. presidential election. Indeed, through the third quarter the Dow Jones and NASDAQ were still underwater for 2004, while the S&P 500 was up only 1.5%. The stock market revived in November and December, however, after definitive presidential election results and some reassurance from the Federal Reserve Board ("Fed") that the pace of its rate increases would be measured. Investors' renewed confidence was reflected in the fact that riskier fare contributed to the fourth quarter's surge, with the NASDAQ soaring and small caps out gaining large caps.

The international indices far outpaced the U.S. stock benchmarks in 2004, thanks in large part to the dollar's weakening against most major currencies, which boosts investment returns for U.S.-based investors. Thus, while the Morgan Stanley Capital International EAFE Index's 2004 returns were moderate in local-currency terms, it notched a robust 20.7% gain in U.S. dollar terms. Emerging markets were among the strongest performers, thanks to reviving world demand for the types of commodities they tend to produce. Oil-producing countries in Latin America enjoyed especially large gains.

Bonds were more mixed. Even though the Fed raised short-term rates five times beginning mid-year, longer-term bonds held their value better than most people were expecting. One reason is that the Fed had signaled its intentions clearly, and the bond market had already reacted in advance with a tumble during the spring. Also, Asian central banks continued to buy U.S. securities, providing price support. High-yield bonds, which are more credit-sensitive, rose in sympathy with the stock market, posting a strong 10.8% (Merrill Lynch High-Yield Cash Pay Index) return for the year.

PERFORMANCE

For the year ended December 31, 2004, Asset Allocation-Moderate Portfolio, Initial Class returned 11.39%. By comparison its primary and secondary benchmarks, the Dow Jones Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index returned 10.85% and 4.34%, respectively.

STRATEGY REVIEW

Q.  How did you manage the portfolio in this market environment?

Asset Allocation-Moderate Portfolio is designed to tame the risk of equity and fixed income investing by splitting its allocation between them. But that persistent diversification across asset classes, styles, and sectors also paid off through strong relative performance in the past twelve months. The portfolio performed well relative to its peers, with a gain exceeding 11% over the past twelve months, landing in the top quartile of Morningstar's Moderate Allocation category.

The portfolio benefited strongly from its exposure to small and mid-cap stocks over this period, as those were the strongest performing parts of the domestic equity market. Over the course of the year, cash flows into the portfolio were generally used to increase its exposure to large-cap value stocks.

In the fourth quarter, ten new funds were added to the universe of funds available for the portfolio, including several that were used significantly, primarily to reduce its exposure to the risk of rising interest rates. A short-term bond fund was added, as was a fund that invests in Treasury-Inflation Protected Securities (TIPS).

Q.  How did credit quality and duration impact the portfolio?

Asset Allocation-Moderate Portfolio's 40% stake in fixed-income did well due to its exposure to credit-sensitive bonds such as convertibles and high-yield. The best fixed-income performers were the 9% stake in Transamerica Convertible Securities, Initial Class and MFS High Yield, Initial Class amounting to nearly 14% of assets.

Near the end of the year the portfolio's exposure to credit-sensitive bonds was reduced, by cutting the exposure to Transamerica Convertible Securities and MFS High Yield. Those assets were directed into TA IDEX Transamerica Short-Term Bond and TA IDEX PIMCO Real Return TIPS.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Asset Allocation–Moderate Portfolio (continued)

Q.  Which individual holdings had the greatest positive impact on performance?

The portfolio's niche equity holdings paid off well. Third Avenue Value, Initial Class; and Clarion Real Estate Securities, Initial Class performed well. These two winners accounted for 10% of the portfolio's equity assets at the end of December.

Q.  Which individual holdings had the greatest negative impact on performance?

T. Rowe Price Small Cap and Salomon All Cap were significant underperformers for the period. T. Rowe Price Small Cap was approximately a 5% position for the first ten months of the year, and underperformed relevant small-cap indexes in the range of 400 to 800 basis points. Salomon All Cap was a 2.5% position and underperformed the S&P 500 by roughly 200 basis points. Both these positions were cut to less than 3%, when the new funds were added in November.

Q.  Which sectors/industries had the greatest impact on performance?

Asset Allocation-Moderate Portfolio had 1.5% of total assets in Clarion Real Estate Securities, which primarily owns real estate investment trusts ("REIT"s). The real estate sector was one of the best performing sectors across the U.S. stock market, and as a result the Clarion Real Estate Securities Initial Class was up substantially.

Q.  Which countries had the greatest impact on performance?

The largest international exposure of the portfolio was to the eurozone, at approximately 2% of total net assets.

Portfolio Construction Consultant
Morningstar Associates, LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Asset Allocation–Moderate Portfolio

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Initial Class	11.39%	7.91%	5/1/02
DJ Wilshire 5000 (1)	10.85%	6.01%	5/1/02
LBAB (1)	4.34%	6.18%	5/1/02
Service Class	11.13%	18.33%	5/1/03

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index and Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal ®© Micropal, Inc. 2004 – 1-800-596-5323 – http://funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Asset Allocation–Moderate Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,075.80	0.14%	$0.73
Hypothetical (b)	1,000.00	1,024.43	0.14	0.71
Service Class
Actual	1,000.00	1,075.00	0.39	2.03
Hypothetical (b)	1,000.00	1,023.18	0.39	1.98

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2004

This chart shows the percentage breakdown by asset type of the Fund's total investment securities. Asset type is calculated based on the aggregate portfolio holdings in the underlying funds in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Asset Allocation–Moderate Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%)
Agressive Equity (14.2%)
Munder Net50, Initial Class (a)(b)	817,909	$7,811
T Rowe Price Small Cap, Initial Class (a)(b)	2,208,716	27,278
Third Avenue Value, Initial Class (a)	3,031,926	63,610
Transamerica Growth Opportunities, Initial Class (a)(b)	4,268,252	62,573
Transamerica Small/Mid Cap Value, Initial Class (a)(b)	2,235,235	37,865
TA IDEX T Rowe Price Health Sciences, Class I (c)	2,716,950	32,467
Capital Preservation (4.7%)
Transamerica Money Market, Initial Class (a)	76,082,706	76,083
Fixed-Income (40.9%)
MFS High Yield, Initial Class (a)	21,093,577	222,326
PIMCO Total Return, Initial Class (a)	10,304,950	114,591
Transamerica Convertible Securities, Initial Class (a)	11,994,376	146,811
TA IDEX PIMCO Real Return TIPS, Class I (c)	10,159,285	106,368
TA IDEX Transamerica Conservative High-Yield Bond, Class I (c)	524,864	4,939
TA IDEX Transamerica Flexible Income, Class I (c)	508,162	4,934
TA IDEX Transamerica Short Term Bond, Class I (c)	6,503,237	64,772
TA IDEX Van Kampen Emerging Debt, Class I (c)	244,124	2,488

	Shares	Value
Growth Equity (32.3%)
American Century Large Company Value, Initial Class (a)	8,307,556	$91,882
Federated Growth & Income, Initial Class (a)	141,579	2,490
Great Companies–TechnologySM, Initial Class (a)(b)	8,024,198	34,424
Janus Growth, Initial Class (a)(b)	1,418,909	49,506
JP Morgan Mid Cap Value, Initial Class (a)	1,112,703	16,479
Marsico Growth, Initial Class (a)(b)	4,694,317	44,737
Mercury Large Cap Value, Initial Class (a)	6,001,415	103,044
Salomon All Cap, Initial Class (a)	2,332,910	33,174
T. Rowe Price Equity Income, Initial Class (a)	4,725,426	100,746
Transamerica Equity, Initial Class (a)(b)	2,471,866	51,613
Speciality–Real Estate (1.5%)
Clarion Real Estate Securities, Initial Class (a)	1,302,139	24,936
World Equity (6.4%)
Capital Guardian Global, Initial Class (a)	3,337,527	42,987
TA IDEX Evergreen International Small Cap, Class I (b)(c)	2,206,287	23,916
TA IDEX Marsico International Growth, Class I (b)(c)	3,580,135	37,627
Total Investment Companies (cost: $1,392,315)		1,632,477
Total Investment Securities (cost: $1,392,315)		$1,632,477
SUMMARY:
Investments, at value	100.0%	$1,632,477
Liabilities in excess of other assets	(0.0)%	(38)
Net assets	100.0%	$1,632,439

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  This portfolio is part of AEGON/Transamerica Series Fund, Inc. and is an affiliate of the Fund.

(b)  No dividends were paid during the preceding twelve months.

(c)  This portfolio is part of Transamerica IDEX Mutual Funds and is an affiliate of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Asset Allocation–Moderate Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies, at value (cost: $1,392,315)	$1,632,477
Receivables:
Shares sold	1,946
Dividends	172
1,634,595
Liabilities:
Investment securities purchased	1,584
Accounts payable and accrued liabilities:
Shares redeemed	362
Management and advisory fees	135
Service fees	45
Other	30
2,156
Net Assets	$1,632,439
Net Assets Consist of:
Capital stock, 200,000 shares authorized ($.01 par value)	$1,349
Additional paid-in capital	1,279,323
Undistributed net investment income (loss)	34,172
Undistributed net realized gain (loss) from investment in affiliated investment companies	77,433
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	240,162
Net Assets	$1,632,439
Net Assets by Class:
Initial Class	$1,405,218
Service Class	227,221
Shares Outstanding:
Initial Class	116,094
Service Class	18,787
Net Asset Value and Offering Price Per Share:
Initial Class	$12.10
Service Class	12.09

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$24,258
Expenses:
Management and advisory fees	1,372
Printing and shareholder reports	29
Custody fees	47
Administration fees	206
Legal fees	13
Audit fees	13
Directors fees	46
Registration fees	114
Service fees:
Service Class	271
Total expenses	2,111
Net Investment Income (Loss)	22,147
Net Realized Gain (Loss) from:
Investment in affiliated investment companies	76,632
Capital gain distributions from investment in affiliated investment companies	13,063
89,695
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	46,872
Net Gain (Loss) on Investment in Affiliated Investment Companies	136,567
Net Increase (Decrease) in Net Assets Resulting from Operations	$158,714

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Asset Allocation–Moderate Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$22,147	$3,332
Net realized gain (loss) from investment in affiliated investment companies and capital gain distributions	89,695	12,938
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	46,872	194,934
	158,714	211,204
Distributions to Shareholders:
From net investment income:
Initial Class	(3,305)	(936)
Service Class	(26)	–
	(3,331)	(936)
From net realized gains:
Initial Class	(10,858)	–
Service Class	(1,059)	–
	(11,917)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	203,856	622,376
Service Class	192,692	28,157
	396,548	650,533
Dividends and distributions reinvested:
Initial Class	14,163	936
Service Class	1,085	–
	15,248	936
Cost of shares redeemed:
Initial Class	(110,306)	(68,023)
Service Class	(10,031)	(1,884)
	(120,337)	(69,907)
	291,459	581,562
Net increase (decrease) in net assets	434,925	791,830
Net Assets:
Beginning of year	1,197,514	405,684
End of year	$1,632,439	$1,197,514
Undistributed Net Investment Income (Loss)	$34,172	$3,331

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	18,091	67,114
Service Class	17,034	2,734
	35,125	69,848
Shares issued–reinvested from distributions:
Initial Class	1,321	96
Service Class	101	–
	1,422	96
Shares redeemed:
Initial Class	(9,767)	(6,804)
Service Class	(900)	(182)
	(10,667)	(6,986)
Net increase (decrease) in shares outstanding:
Initial Class	9,645	60,406
Service Class	16,235	2,552
	25,880	62,958

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Asset Allocation–Moderate Portfolio

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$10.99	$0.18	$1.06	$1.24	$(0.03)	$(0.10)	$(0.13)	$12.10
	12/31/2003	8.81	0.04	2.15	2.19	(0.01)	–	(0.01)	10.99
	12/31/2002	10.00	0.06	(1.25)	(1.19)	–	–	–	8.81
Service Class	12/31/2004	10.98	0.18	1.03	1.21	– (h)	(0.10)	(0.10)	12.09
	12/31/2003	9.21	0.01	1.76	1.77	–	–	–	10.98

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	11.39%	$1,405,218	0.13%	0.13%	1.61%	30%
	12/31/2003	24.87	1,169,496	0.12	0.12	0.39	16
	12/31/2002	(11.90)	405,684	0.15	0.15	1.03	21
Service Class	12/31/2004	11.13	227,221	0.39	0.39	1.63	30
	12/31/2003	19.22	28,018	0.37	0.37	0.13	16

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 1, 2002

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

(h)  Less than $0.01.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation – Moderate Portfolio ("the Fund"), part of ATSF, began operations on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of ATSF and Transamerica IDEX Mutual Funds. The net asset values of the underlying portfolios are determined at the close of the NYSE (generally 4:00 p.m. eastern time) on the valuation date.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.   RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into an agreement with Morningstar Associates, LLC to provide investment services to the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies LLC are both affiliates of the Fund and sub-advisers to other funds within ATSF.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.25% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2004. There were no amounts recaptured for the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan,

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of the invested plan amount was $71. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$727,680
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	416,361
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, and distributions from underlying investment companies.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	12,025
Accumulated net realized gain (loss) from investment securities	(12,025)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$936
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	13,647
Long-term capital gain	1,601

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$34,304
Undistributed Long-term Capital Gains	$77,506
Capitial Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$239,957

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$1,392,520
Unrealized Appreciation	$240,548
Unrealized (Depreciation)	(591)
Net Unrealized Appreciation (Depreciation)	$239,957

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Asset Allocation – Moderate Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation – Moderate Portfolio (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Asset Allocation–Moderate Portfolio

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1,601 for the year ended December 31, 2004.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Asset Allocation–Moderate Growth Portfolio

MARKET ENVIRONMENT

The major U.S. stock indices finished 2004 well in the black. The broad Standard and Poor's 500 Composite Stock Index ("S&P 500") and Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") gained a healthy 10.87% and 10.85%, respectively, for the year and the technology-heavy NASDAQ Composite Index ("NASDAQ") returned 8.59%. The Dow Jones Industrial Average ("Dow Jones") rose a more modest 5.31%, as the 30-stock index was hampered somewhat by weakness in a few holdings such as Merck & Co., Inc., Citigroup Inc., and Intel Corporation.

Most of the year's gains came in the fourth quarter. Investors were on edge through much of 2004, given the mixed economic signals early in the year: the prolonged Iraq situation, and uncertainty about the U.S. presidential election. Indeed, through the third quarter the Dow Jones and the NASDAQ were still underwater for 2004, while the S&P 500 was up only 1.5%. The stock market revived in November and December, however, after definitive presidential election results and some reassurance from the Federal Reserve Board ("Fed") that the pace of its rate increases would be measured. Investors' renewed confidence was reflected in the fact that riskier fare contributed to the fourth quarter's surge, with the NASDAQ soaring and small caps out gaining large caps.

The international indices far outpaced the U.S. stock benchmarks in 2004, thanks in large part to the dollar's weakening against most major currencies, which boosts investment returns for U.S.-based investors. Thus, while the Morgan Stanley Capital International EAFE Index's 2004 returns were moderate in local-currency terms, it notched a robust 20.7% gain in U.S. dollar terms. Emerging markets were among the strongest performers, thanks to reviving world demand for the types of commodities they tend to produce. Oil-producing countries in Latin America enjoyed especially large gains.

Bonds were more mixed. Even though the Fed raised short-term rates five times beginning mid-year, longer-term bonds held their value better than most people were expecting. One reason is that the Fed had signaled its intentions clearly, and the bond market had already reacted in advance with a tumble during the spring. Also, Asian central banks continued to buy U.S. securities, providing price support. High-yield bonds, which are more credit-sensitive, rose in sympathy with the stock market, posting a strong 10.8% (Merill Lynch High-Yield Cash Pay Index) return for the year.

PERFORMANCE

For the year ended December 31, 2004, Asset Allocation–
Moderate Growth Portfolio, Initial Class returned 13.54%. By comparison its benchmark, the Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") returned 10.85%.

STRATEGY REVIEW

Q.  How did you manage the portfolio in this market environment?

Persistent diversification was the guiding principle behind the Asset Allocation–Moderate Growth Portfolio's management. And it was the diversifying asset classes that paid off. The portfolio performed well relative to its benchmark and peers. The portfolio was up more than 13% over the past twelve months, versus 10.85% for the DJ Wilshire 5000, and it landed in the top quartile of Morningstar's Moderate Allocation category.

The portfolio benefited strongly from its exposure to small and mid-cap stocks over this period, as those were the strongest performing parts of the domestic equity market. Over the course of the year, cash flows into the portfolio were generally used to increase its exposure to large-cap value stocks.

In the fourth quarter, ten new funds were added to the lineup, including several that were used to broaden and diversify its asset class exposure. The portfolio now includes exposure to emerging markets bonds, international small-cap stocks, and Treasury-Inflation Protected Securities (TIPS).

Q.  How did credit quality and duration impact the portfolio?

Asset Allocation–Moderate Growth Portfolio's 20% stake in a variety of fixed-income funds did well due to its overweight exposure to credit-sensitive bonds, such as convertibles and high-yield. The best fixed-income performer was Transamerica Convertible Securities Initial Class. With more than 5% of assets this fund was the second largest bond holding in the fund of funds. Asset Allocation–Moderate Growth Portfolio's other credit sensitive bond fund, MFS High Yield Initial Class amounted to more than 6% of assets over the year.

Q.  Which individual holdings had the greatest positive impact on performance?

The portfolio's niche equity holdings paid off well. Third Avenue Value Initial Class and Clarion Real Estate Securities Initial Class performed well. These two winners accounted for slightly more than 8.5% of Asset Allocation–Moderate Growth Portfolio's total net assets at the end of December.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Asset Allocation–Moderate Growth Portfolio (continued)

Q.  Which individual holdings had the greatest negative impact on performance?

T. Rowe Price Small Cap and Salomon All Cap were significant underperformers for the period. T. Rowe Price Small Cap was approximately a 6% position for the first ten months of the year, and underperformed relevant small-cap indexes in the range of 400 to 800 basis points. Salomon All Cap was also a 4.5% position and underperformed the S&P 500 by roughly 200 basis points. T. Rowe Price Small Cap was replaced by TA IDEX Van Kampen Small Cap Growth in November; and the weight of Salomon All Cap was cut at the same time.

Q.  Which sectors/industries had the greatest impact on performance?

Asset Allocation–Moderate Growth Portfolio had 2.7% of total assets in Clarion Real Estate Securities, which primarily owns real estate investment trusts (REITs). The real estate sector was one of the best performing sectors across the U.S. stock market, and as a result Clarion Real Estate Securities Initial Class was up substantially.

Q.  Which countries had the greatest impact on performance?

The largest international exposure of Asset Allocation–Moderate Growth Portfolio was to the eurozone, at approximately 3% of total net assets.

Portfolio Construction Consultant

Morningstar Associates LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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Asset Allocation–Moderate Growth Portfolio

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Initial Class	13.54%	8.07%	5/1/02
DJ Wilshire 5000[1]	10.85%	6.01%	5/1/02
Service Class	13.16%	21.34%	5/1/03

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal ®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.fund-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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Asset Allocation–Moderate Growth Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,088.20	0.14%	$0.73
Hypothetical (b)	1,000.00	1,024.43	0.14	0.71
Service Class
Actual	1,000.00	1,086.50	0.39	2.05
Hypothetical (b)	1,000.00	1,023.18	0.39	1.98

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2004

This chart shows the percentage breakdown by asset type of the Fund's total investment securities. Asset type is calculated based on the aggregate portfolio holdings in the underlying funds in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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Asset Allocation–Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%)
Agressive Equity (14.1%)
Munder Net50, Initial Class (a)(b)	2,670,492	$25,503
TA IDEX T Rowe Price Health Sciences, Class I (c)	4,938,286	59,012
Third Avenue Value, Initial Class (a)	5,095,443	106,902
Transamerica Growth Opportunities, Initial Class (a)(b)	4,585,972	67,230
Capital Preservation (1.1%)
Transamerica Money Market, Initial Class (a)	19,759,784	19,760
Fixed-Income (21.6%)
MFS High Yield, Initial Class (a)	10,723,150	113,022
PIMCO Total Return, Initial Class (a)	5,668,003	63,028
TA IDEX PIMCO Real Return TIPS, Class I (c)	7,845,373	82,141
TA IDEX Transamerica Conservative High-Yield Bond, Class I (c)	931,933	8,769
TA IDEX Transamerica Flexible Income, Class I (c)	902,315	8,761
TA IDEX Van Kampen Emerging Debt, Class I (b)(c)	2,365,528	24,105
Transamerica Convertible Securities, Initial Class (a)	7,844,278	96,014
Growth Equity (50.1%)
Capital Guardian Value, Initial Class (a)	7,716,269	156,409
Federated Growth & Income, Initial Class (a)	251,268	4,420

	Shares	Value
Growth Equity (continued)
Great Companies–Technology SM, Initial Class (a)(b)	10,439,987	$44,788
Janus Growth, Initial Class (a)(b)	1,818,448	63,446
Jennison Growth, Initial Class (a)(b)	6,040,692	48,386
JP Morgan Mid Cap Value, Initial Class (a)	7,377,017	109,254
Mercury Large Cap Value, Initial Class (a)	9,312,930	159,903
Salomon All Cap, Initial Class (a)	5,381,214	76,521
T. Rowe Price Equity Income, Initial Class (a)	6,625,328	141,252
TA IDEX Van Kampen Small Cap Growth, Class I (b)(c)	1,380,162	14,616
Transamerica Equity, Initial Class (a) (b)	4,774,278	99,687
Speciality–Real Estate (2.7%)
Clarion Real Estate Securities, Initial Class (a)	2,554,735	48,923
World Equity (10.4%)
Capital Guardian Global, Initial Class (a)	5,617,408	72,352
TA IDEX Evergreen International Small Cap, Class I (b)(c)	3,866,425	41,912
TA IDEX Marsico International Growth, Class I (b)(c)	7,387,117	$77,639
Total Investment Companies (cost: $1,532,890)		1,833,755
Total Investment Securities (cost: $1,532,890)		$1,833,755
SUMMARY:
Investments, at value	100.0%	$1,833,755
Liabilities in excess of other assets	(0.0%)	(132)
Net assets	100.0%	$1,833,623

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  This portfolio is part of AEGON/Transamerica Series Fund, Inc., and is an affiliate of the Fund.

(b)  No dividends were paid during the preceding twelve months.

(c)  This portfolio is part of Transamerica IDEX Mutual Funds and is an affiliate of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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Asset Allocation–Moderate Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies, at value (cost: $1,532,890)	$1,833,755
Receivables:
Shares sold	3,815
Dividends	119
1,837,689
Liabilities:
Investment securities purchased	3,592
Accounts payable and accrued liabilities:
Shares redeemed	223
Management and advisory fees	151
Service fees	53
Other	47
4,066
Net Assets	$1,833,623
Net Assets Consist of:
Capital stock, 200,000 shares authorized ($.01 par value)	$1,506
Additional paid-in capital	1,430,091
Undistributed net investment income (loss)	25,399
Undistributed net realized gain (loss) from investment in affiliated investment companies	75,762
Net unrealized appreciation (depreciation) on investment affiliated investment companies	300,865
Net Assets	$1,833,623
Net Assets by Class:
Initial Class	$1,560,998
Service Class	272,625
Shares Outstanding:
Initial Class	128,196
Service Class	22,430
Net Asset Value and Offering Price Per Share:
Initial Class	$12.18
Service Class	12.15

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$18,833
Expenses:
Management and advisory fees	1,449
Printing and shareholder reports	41
Custody fees	50
Administration fees	217
Legal fees	13
Audit fees	13
Directors fees	48
Registration fees	130
Other	1
Service fees:
Service Class	333
Total expenses	2,295
Net Investment Income (Loss)	16,538
Net Realized Gain (Loss) from:
Investment in affiliated investment companies	75,267
Capital gain distributions from investment in affiliated investment companies	10,567
85,834
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	97,458
Net Gain (Loss) on Investments in Affiliated Investment Companies	183,292
Net Increase (Decrease) in Net Assets Resulting from Operations	$199,830

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Asset Allocation–Moderate Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$16,538	$2,751
Net realized gain (loss) from investment in affiliated investment companies and capital gain distributions	85,834	9,696
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	97,458	205,986
	199,830	218,433
Distributions to Shareholders:
From net investment income:
Initial Class	(2,470)	(1,196)
Service Class	(281)	–
	(2,751)	(1,196)
From net realized gains:
Initial Class	(8,415)	–
Service Class	(958)	–
	(9,373)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	332,596	601,905
Service Class	222,757	38,069
	555,353	639,974
Dividends and distributions reinvested:
Initial Class	10,885	1,196
Service Class	1,239	–
	12,124	1,196
Cost of shares redeemed:
Initial Class	(114,727)	(46,854)
Service Class	(13,767)	(1,227)
	(128,494)	(48,081)
	438,983	593,089
Net increase (decrease) in net assets	626,689	810,326
Net Assets:
Beginning of year	1,206,934	396,608
End of year	$1,833,623	$1,206,934
Undistributed Net Investment Income (Loss)	$25,399	$2,751

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	29,721	66,296
Service Class	19,875	3,827
	49,596	70,123
Shares issued–reinvested from distributions:
Initial Class	1,035	126
Service Class	118	–
	1,153	126
Shares redeemed:
Initial Class	(10,399)	(5,115)
Service Class	(1,265)	(125)
	(11,664)	(5,240)
Net increase (decrease) in shares outstanding:
Initial Class	20,357	61,307
Service Class	18,728	3,702
	39,085	65,009

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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Asset Allocation–Moderate Growth Portfolio

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$10.82	$0.13	$1.32	$1.45	$(0.02)	$(0.07)	$(0.09)	$12.18
	12/31/2003	8.52	0.03	2.28	2.31	(0.01)	–	(0.01)	10.82
	12/31/2002	10.00	0.08	(1.56)	(1.48)	–	–	–	8.52
Service Class	12/31/2004	10.83	0.12	1.29	1.41	(0.02)	(0.07)	(0.09)	12.15
	12/31/2003	8.87	0.01	1.95	1.96	–	–	–	10.83

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	13.54%	$1,560,998	0.14%	0.14%	1.15%	30%
	12/31/2003	27.17	1,166,851	0.12	0.12	0.34	13
	12/31/2002	(14.80)	396,608	0.15	0.15	1.33	23
Service Class	12/31/2004	13.16	272,625	0.39	0.39	1.08	30
	12/31/2003	22.10	40,083	0.37	0.37	0.17	13

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 1, 2002
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation – Moderate Growth Portfolio ("the Fund"), part of ATSF, began operations on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of ATSF and Transamerica IDEX Mutual Funds. The net asset values of the underlying portfolios are determined at the close of the NYSE (generally 4:00 p.m. eastern time) on the valuation date.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into an agreement with Morningstar Associates, LLC to provide investment services to the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies LLC are both affiliates of the Fund and sub-advisers to other funds within ATSF.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.25% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2004. There were no amounts recaptured during the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amount was $79. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$883,623
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term excluding U.S. Government	429,648
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to wash sales and distribution reclasses from investment companies.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	8,861
Accumulated net realized gain (loss) from investment securities	(8,861)

The Tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$1,196
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	$11,121
Long-term capital gain	1,003

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$29,471
Undistributed Long-term Capital Gains	$72,694
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$299,861

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$1,533,894
Unrealized Appreciation	$300,214
Unrealized (Depreciation)	(353)
Net Unrealized Appreciation (Depreciation)	$299,861

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Asset Allocation–Moderate Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation–Moderate Growth Portfolio (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2004

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Asset Allocation–Moderate Growth Portfolio

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1,003 for the year ended December 31, 2004.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Munder Net50

MARKET ENVIRONMENT

Internet and technology stocks weathered a volatile 2004, ultimately rewarding patient investors with positive returns. We believe the most important measurement of the progress of Internet companies is their improving financial position. Many of our companies benefited from increasing revenues, earnings and financial health.

Broadband adoption continued in 2004 both domestically and internationally. While the United States now lags both Western Europe and Asia in broadband adoption we continue to see lower price points for high-speed connectivity. Broadband powers the Internet in a variety of ways; its always-on nature and improved speed increases time spent online, pages viewed, and tasks accomplished. Importantly, it helps fuel advertising growth, transaction activity and the appeal of subscription services.

PERFORMANCE

For the year ended December 31, 2004, Munder Net50, Initial Class returned 15.34%. By comparison its primary and secondary benchmarks, the Standard and Poor's 500 Composite Stock Index and the Inter@active Week Internet Index returned 10.87% and 20.93%, respectively.

STRATEGY REVIEW

Internet and technology stocks performed well during the year. This performance was largely driven by improving fundamentals and optimism that Internet advertising would continue to track a strong growth trajectory. Improving fundamentals and a focus on accelerating earnings growth helped drive many of these stocks during the year.

The key driver for revenues on the Web is usage and specifically broadband usage. We are pleased that both telecommunication and cable companies are engaged in a healthy competition for the consumer. Both the broadband and dial up industries are wrestling over the consumer to provide the connection to the Internet. This has resulted in a price competition, which should continue to drive adoption to the Internet and broadband.

Importantly many of our companies have set up shop along this increasingly busy information super highway or skyway. As a result of increased traffic there are opportunities to advertise, transact and provide subscription services.

According to a recent study sponsored by The Goldman Sachs Group, Inc., online holiday commerce grew by 25 percent during 2004. When compared to their offline counterparts this number provides further evidence of share gain. This share shift is due to convenience, but more importantly it is also due to superior pricing. Amazon.com, Inc. is often cited as having adopted a "Wal-Mart" strategy; delivering cost savings due to volume discount on to the customer in an attempt to fuel revenue growth.

The software and services sector had the most positive absolute contribution to the Fund's performance. Yahoo! Inc. ("Yahoo"), like many of the companies in this sector, benefited from the aforementioned renewed interest in the Internet as an advertising medium. Internet services companies like Digital River, Inc., which aids companies in electronic software delivery, also performed well using increased scale to drive profitability. Provide Commerce, Inc. had strong relative returns, gaining market share by collapsing the distribution chain and bringing a higher quality product to market at competitive pricing.

Two securities that had a negative impact on returns were Ask Jeeves, Inc. ("Ask Jeeves") and Autobytel Inc. ("Autobytel"). Ask Jeeves, a provider of advanced Internet search technology reported disappointing earnings for the third quarter, and is facing increased competition from Google Inc., Microsoft Corporation and Yahoo. Autobytel, a provider of automotive marketing services over the Internet, warned that analysts' estimates for 2004 and 2005 may be too high.

Investment Team
Munder Capital Management

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Munder Net50

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04
	1 year	5 years	From Inception	Inception Date
Initial Class	15.34%	(2.59)%	0.58%	5/3/99
S&P 500[1]	10.87%	(2.30)%	(0.21)%	5/3/99
IIX[1]	20.93%	(21.94)%	(10.80)%	5/3/99
Service Class	14.98%	–	32.61%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and Inter@activeWeek Internet (IIX) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. For the S&P 500 Index only, Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Munder Net50 had extensive technology holdings. Investing in technology stocks generally involves greater volatility and risks so an investment in the portfolio may not be appropriate for everyone.

Investing in Internet-related businesses involves special risks, including aggressive product pricing, short product cycles, product obsolescence and high price volatility due to a rapidly changing technology.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Munder Net50

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,042.60	1.00%	$5.13
Hypothetical (b)	1,000.00	1,020.11	1.00	5.08
Service Class
Actual	1,000.00	1,040.40	1.25	6.41
Hypothetical (b)	1,000.00	1,018.85	1.25	6.34

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Munder Net50

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.3%)
Business Services (24.4%)
51job, Inc.,–ADR (a)	450	$23
Akamai Technologies, Inc. (a)(b)	231,700	3,019
aQuantive, Inc. (a)	86,700	775
Ask Jeeves (a)(b)	99,300	2,656
Bankrate, Inc. (a)	20,400	283
Ctrip.com International, Ltd.,–ADR (a)	23,500	1,081
eBay, Inc. (a)(b)	51,100	5,942
eLong, Inc.,–ADR (a)	5,000	93
FindWhat.com (a)	18,800	333
Getty Images, Inc. (a)(b)	43,000	2,961
Monster Worldwide, Inc. (a)	189,900	6,388
Netease.com,–ADR (a)(b)	28,800	1,522
Communications Equipment (3.7%)
KongZhong Corp.,–ADR (a)(b)	61,000	586
Network Appliance, Inc. (a)(b)	41,900	1,392
QUALCOMM, Inc.	42,200	1,789
Computer & Data Processing Services (34.1%)
Blackboard, Inc. (a)(b)	9,100	135
Check Point Software Technologies, Ltd. (a)	8,800	217
China Finance Online Co., Ltd.,–ADR (a)	12,000	132
CNET Networks, Inc. (a)	170,400	1,914
Digital Insight Corp. (a)	118,100	2,173
ebookers PLC	42,200	253
Juniper Networks, Inc. (a)	56,757	1,543
Lastminute.com PLC	149,600	348
Linktone, Ltd.,–ADR (a)(b)	40,600	341
Macromedia, Inc. (a)	20,700	644
Microsoft Corp.	103,100	2,754
MicroStrategy, Inc.–Class A Warrants, Expires 6/24/2007 (a)	35	-	(f)
Oracle Corp. (a)	158,700	2,177
PlanetOut, Inc. (a)(b)	18,700	254
Red Hat, Inc. (a)(b)	57,700	770
Salesforce.com, Inc. (a)(b)	15,800	268
Shanda Interactive Entertainment, Ltd.,–ADR (a)(b)	15,000	637
Sina Corp. (a)(b)	60,700	1,946
Sohu.com, Inc. (a)(b)	38,700	685
Surfcontrol PLC	34,100	360
Symantec Corp. (a)	21,600	556
Tencent Holdings, Ltd.	34,000	20
TIBCO Software, Inc. (a)	116,700	1,557
Tom Online, Inc.,–ADR (a)(b)	32,100	490
T-Online International AG	21,600	289
VeriSign, Inc. (a)	157,400	5,276
VERITAS Software Corp. (a)	36,919	1,054

	Shares	Value
Computer & Data Processing Services (continued)
Websense, Inc. (a)	32,100	$1,628
Yahoo!, Inc. (a)	176,000	6,632
Computer & Office Equipment (7.4%)
Apple Computer, Inc. (a)	7,200	464
Cisco Systems, Inc. (a)	134,600	2,598
Dell, Inc. (a)	44,900	1,892
EMC Corp. (a)	127,700	1,899
Lexmark International, Inc. (a)	9,200	782
Educational Services (1.5%)
Apollo Group, Inc.–Class A (a)	19,037	1,536
Management Services (0.5%)
Harris Interactive, Inc. (a)	61,000	482
Mortgage Bankers & Brokers (0.1%)
E-Loan, Inc. (a)	41,500	140
Motion Pictures (1.1%)
Macrovision Corp. (a)	26,400	679
Time Warner, Inc. (a)	23,500	457
Personal Services (0.1%)
Ediets.Com, Inc.–Class A (a)(b)	35,500	158
Radio & Television Broadcasting (4.0%)
IAC/InterActive Corp. (a)(b)	149,527	4,130
Real Estate (1.3%)
Homestore, Inc. (a)	205,800	624
Housevalues, Inc. (a)(b)	3,900	59
ZipRealty, Inc. (a)	36,800	658
Retail Trade (8.0%)
1-800-FLOWERS.COM, Inc. (a)	125,400	1,055
Amazon.com, Inc. (a)	72,000	3,189
Autobytel, Inc. (a)(b)	191,600	1,157
Blue Nile, Inc. (a)(b)	7,900	218
Celebrate Express, Inc. (a)	8,500	162
priceline.com, Inc. (a)(b)	104,200	2,458
Savings Institutions (0.3%)
Bank United Corp.–Litigation Contingent Payment Rights Trust (a)	600	-	(f)
Netbank, Inc.	27,900	290
Security & Commodity Brokers (5.5%)
Ameritrade Holding Corp. (a)	263,400	3,746
E*TRADE Financial Corp. (a)	129,000	1,929
Wholesale Trade Durable Goods (3.3%)
Digital River, Inc. (a)	81,500	3,391
Wholesale Trade Nondurable Goods (2.0%)
Provide Commerce, Inc. (a)	54,375	2,020
Total Common Stocks (cost: $78,165)		100,069

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Munder Net50

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
SHORT-TERM OBLIGATIONS (2.8%)
Repurchase Agreements (2.8%) (c)
Investor's Bank & Trust Company 1.75%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,907 on 1/03/2005	$2,906	$2,906
Total Short-Term Obligations (cost: $2,906)		2,906
SECURITY LENDING COLLATERAL (22.6%)
Debt (21.1%)
Bank Notes (1.7%)
Bank of America 2.27%, due 01/18/2005 (d) 2.26%, due 02/15/2005 (d) 2.27%, due 03/03/2005 (d) 2.30%, due 06/09/2005 (d)	241 241 281 120	241 241 281 120
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	241 362	241 362
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	121	121
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (d)	121	121
Commercial Paper (4.2%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	301 241	301 241
Fairway Finance–144A 2.36%, due 01/25/2005	452	452
Greyhawk Funding–144A 2.35%, due 02/08/2005	181	181
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	421	421
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (d) 2.39%, due 06/10/2005 (d)	759 784	759 784
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	601 420	601 420
Ranger Funding–144A 2.27%, due 01/14/2005	181	181
Euro Dollar Overnight (1.3%)
BNP Paribas 2.30%, due 01/03/2005	603	603
Harris Trust & Savings Bank 2.23%, due 01/03/2005	121	121

	Principal	Value
Euro Dollar Overnight (continued)
Royal Bank of Canada 2.25%, due 01/19/2005	$609	$609
Euro Dollar Terms (6.6%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	141 301	141 301
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	705 600 574	705 600 574
BNP Paribas 2.30%, due 02/01/2005	301	301
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	539 121	539 121
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	422 524	422 524
Den Danske Bank 2.26%, due 01/20/2005	301	301
Dexia Group 2.04%, due 01/21/2005	124	124
Fortis Bank 2.14%, due 01/12/2005	6	6
Lloyds TSB Bank 2.28%, due 02/02/2005	121	121
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	124 603	124 603
Svenska Handlesbanken 2.25%, due 01/10/2005	181	181
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	515 603	515 603
Repurchase Agreements (7.3%) (e)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,483 on 1/03/2005	1,483	1,483
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,412 on 1/03/2005	2,411	2,411

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Munder Net50

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,409 on 1/03/2005	$2,409	$2,409
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,206 on 1/03/2005	1,205	1,205
	Shares	Value
Investment Companies (1.5%)
Money Market Funds (1.5%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	19,289	$19

	Shares	Value
Money Market Funds (continued)
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	313,441	$313
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	707,905	708
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (g)	512,693	513
Total Security Lending Collateral (cost: $23,269)		23,269
Total Investment Securities (cost: $104,340)		$126,244
SUMMARY:
Investments, at value	122.7%	$126,244
Liabilities in excess of other assets	(22.7)%	(23,334)
Net assets	100.0%	$102,910

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $22,277.

(c)  At December 31, 2004, repurchase agreements are collateralized by $3,030 FHLMC – Series 2332-FB (2.85%, due 1/15/2028) with a market value and accrued interest of $3,052.

(d)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(e)  Cash collateral for the Repurchase Agreements, valued at $7,658, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(f)  Value is less than $1.

(g)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $2,798 or 2.7% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Munder Net50

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $104,340) (including securities loaned of $22,277)	$126,244
Cash	50
Receivables:
Shares sold	30
Interest	8
Dividends	3
126,335
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	70
Management and advisory fees	71
Service fees	1
Payable for collateral for securities on loan	23,269
Other	14
23,425
Net Assets	$102,910
Net Assets Consist of:
Capital stock, 500,000 shares authorized ($.01 par value)	$108
Additional paid-in capital	88,525
Accumulated net investment income (loss)	-
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(7,627)
Net unrealized appreciation (depreciation) on investment securities	21,904
Net Assets	$102,910
Net Assets by Class:
Initial Class	$100,139
Service Class	2,771
Shares Outstanding:
Initial Class	10,483
Service Class	291
Net Asset Value and Offering Price Per Share:
Initial Class	$9.55
Service Class	9.52

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$18
Dividends	336
Income from loaned securities–net	56
Less withholding taxes on foreign dividends	(1)
409
Expenses:
Management and advisory fees	813
Printing and shareholder reports	17
Custody fees	18
Administration fees	14
Legal fees	1
Audit fees	13
Directors fees	3
Other	16
Service fees:
Service Class	4
Total expenses before recapture of waived expenses	899
Recaptured expenses	7
Net expenses	906
Net Investment Income (Loss)	(497)
Net Realized Gain (Loss) from:
Investment securities	946
Foreign currency transactions	(6)
940
Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	11,098
Net Gain (Loss) on Investment Securities and Foreign Currency Transactions	12,038
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,541

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Munder Net50

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(497)	$(297)
Net realized gain (loss) from investment securities and foreign currency transactions	940	(3,222)
Net unrealized appreciation (depreciation) on investment securities	11,098	14,888
	11,541	11,369
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	39,595	68,245
Service Class	2,903	1,228
	42,498	69,473
Cost of shares redeemed:
Initial Class	(25,680)	(18,214)
Service Class	(1,140)	(533)
	(26,820)	(18,747)
	15,678	50,726
Net increase (decrease) in net assets	27,219	62,095
Net Assets:
Beginning of year	75,691	13,596
End of year	$102,910	$75,691
Accumulated Net Investment Income (Loss)	$-	$(2)
Share Activity:
Shares issued:
Initial Class	4,531	9,279
Service Class	334	160
	4,865	9,439
Shares redeemed:
Initial Class	(3,098)	(2,965)
Service Class	(134)	(69)
	(3,232)	(3,034)
Net increase (decrease) in shares outstanding:
Initial Class	1,433	6,314
Service Class	200	91
	1,633	6,405

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Munder Net50

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$8.28	$(0.05)	$1.32	$1.27	$–	$–	$–	$9.55
	12/31/2003	4.97	(0.06)	3.37	3.31	–	–	–	8.28
	12/31/2002	8.07	(0.05)	(3.05)	(3.10)	–	–	–	4.97
	12/31/2001	10.88	–	(2.76)	(2.76)	(0.05)	–	(0.05)	8.07
	12/31/2000	11.25	0.08	(0.14)	(0.06)	(0.26)	(0.05)	(0.31)	10.88
Service Class	12/31/2004	8.28	(0.06)	1.30	1.24	–	–	–	9.52
	12/31/2003	5.94	(0.06)	2.40	2.34	–	–	–	8.28

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	15.34%	$100,139	1.00%	0.99%	(0.55)%	34%
	12/31/2003	66.60	74,941	1.00	1.08	(0.88)	29
	12/31/2002	(38.41)	13,596	1.00	1.77	(0.92)	52
	12/31/2001	(25.42)	11,245	1.00	1.72	0.05	208
	12/31/2000	(0.62)	6,451	1.00	2.44	0.71	110
Service Class	12/31/2004	14.98	2,771	1.25	1.24	(0.68)	34
	12/31/2003	39.39	750	1.25	1.38	(1.14)	29

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 3, 1999
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser and includes the recovery of waived expenses, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Munder Net50

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Munder Net50 ("the Fund"), part of ATSF, began operations on May 3, 1999.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Directors of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Munder Net50

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured Commissions during the year ended December 31, 2004, of $5 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $24 of program income for its services. When the Fund makes a security loan, it received cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Munder Net50

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$1,989	2%
Asset Allocation–Growth Portfolio	16,811	16%
Asset Allocation Moderate–Growth Portfolio	25,503	25%
Asset Allocation Moderate–Portfolio	7,811	8%
Total	$52,114	51%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.90% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2002	44	12/31/2005
Fiscal Year 2003	27	12/31/2006

	Expenses Recaptured by Adviser	Increase in Total Expenses to Average Net Assets
Recaptured in 2004	$7	0.01%

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amount was $4. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Munder Net50

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$46,260
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	29,884
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, net operating losses, post October loss deferral, and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$(505)
Undistributed net investment income (loss)	499
Accumulated net realized gain (loss) from investment securities	6

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$1,404	December 31, 2009
2,914	December 31, 2010
3,254	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2004 was $657.

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(7,572)
Post October Capital Loss	$(13)
Net Unrealized Appreciation (Depreciation)	$21,862

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$104,382
Unrealized Appreciation	$24,897
Unrealized (Depreciation)	(3,035)
Net Unrealized Appreciation (Depreciation)	$21,862

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Munder Net50

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 5.–(continued)

services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Munder Net 50

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Munder Net 50 (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

PIMCO Total Return

MARKET ENVIRONMENT

Bonds gained ground in the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest rates even lower. Demand for relatively safe assets such as bonds rose amid renewed fears of terrorist attacks after the Madrid bombing. Lifted by the tailwind of falling rates, every fixed income sector was in positive territory for the quarter. Market optimism was revived during the second quarter after a series of robust non-farm payroll growth releases suggested to investors that the economy indeed was on track. Short-term rates increased during the quarter and fixed income markets sold off, giving back all the gains of the first quarter.

The third quarter was essentially a reversal of the previous three months. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as the weak employment growth and lower inflation prints prompted a fall in interest rates. The rally of the third quarter continued into the last three months of the year where all major fixed income sectors posted gains, capping a year in which bonds showed unexpected strength. The Lehman Brothers Aggregate Bond Index ("LB Aggregate"), a widely used index for the high-grade bond market, returned 4.34% for the year, despite a tightening cycle by the Federal Reserve Board ("Fed") that began in June. The central bank raised the federal funds rate five times during the year for a total of 125 basis points. Investors understood that the Fed was lifting rates from unusually low levels that had been set to ward off deflation.

PERFORMANCE

For the year ended December 31, 2004, PIMCO Total Return, Initial Class returned 4.50%. By comparison its benchmark, the LB Aggregate returned 4.34%.

STRATEGY REVIEW

PIMCO Total Return's investment process is based upon a long-term approach, which utilizes both "top-down" and "bottom-up" strategies. Top-down strategies focus on duration, yield curve positioning, volatility and sector rotation while bottom-up strategies drive our security selection process and facilitate the identification and analysis of undervalued securities. As we believe that no single strategy should dominate returns, our Total Return strategy relies on multiple sources of value added in a highly diversified portfolio.

Interest rate strategies were mixed for performance during the year. A below benchmark duration throughout the year was positive for performance as interest rates rose modestly. An emphasis on short and intermediate maturities was negative as the yield curve flattened. Underweighting mortgages hurt returns as low volatility and strong bank demand supported these assets, however mortgage security selection added to returns. Additionally, an underweight to corporates detracted from returns as credit premiums narrowed in the midst of rising corporate profits and investor demand. A tactical allocation to real return bonds added value, Treasury Inflated Protected Securities ("TIPS") outperformed nominals as real yields fell. Non-U.S. positions, primarily short to intermediate German maturities, added value in the midst of slower growth and lower inflation in Europe. Emerging market bonds also added value as the benign rate environment and improving credit fundamentals boosted demand.

William H. Gross, CFA
Portfolio Manager
Pacific Investment Management Company LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

PIMCO Total Return

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Initial Class	4.50%	5.86%	5/1/02
LBAB (1)	4.34%	6.18%	5/1/02
Service Class	4.22%	3.81%	5/1/03

NOTES

1 The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

PIMCO Total Return

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,041.20	0.75%	$3.85
Hypothetical (b)	1,000.00	1,021.37	0.75	3.81
Service Class
Actual	1,000.00	1,040.30	1.01	5.18
Hypothetical (b)	1,000.00	1,020.06	1.01	5.13

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2004

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

PIMCO Total Return

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (10.1%)
U.S. Treasury Inflation Indexed Bond
3.63%, due 01/15/2008	$1,300	$1,416
0.875%, due 04/15/2010	33,359	33,034
3.50%, due 01/15/2011	1,151	1,308
3.38%, due 01/15/2012	3,870	4,405
3.00%, due 07/15/2012	1,189	1,327
2.38%, due 01/15/2025	4,395	4,699
U.S. Treasury Note 1.88%, due 01/31/2006 4.88%, due 02/15/2012	8,900 10,000	8,814 10,569
Total U.S. Government Obligations (cost: $65,424)		65,572
U.S GOVERNMENT AGENCY OBLIGATIONS (22.3%)
FHLMC 6.00%, due 12/15/2007 3.62%, due 08/01/2023 (a) 6.50%, due 02/15/2030 6.50%, due 07/25/2043	98 301 159 422	98 310 161 441
FHLMC, Series 2411, Class FJ 2.75%, due 12/15/2029 (a)	351	352
FNMA 5.50%, due 03/01/2016 5.50%, due 07/01/2016 5.50%, due 11/01/2016 5.50%, due 12/01/2016 5.50%, due 12/01/2016 6.00%, due 01/01/2017 5.50%, due 02/01/2017 5.50%, due 04/01/2017 5.50%, due 04/01/2017 5.50%, due 04/01/2017 6.00%, due 05/01/2017 5.50%, due 06/01/2017 5.50%, due 08/01/2017 5.50%, due 09/01/2017 5.50%, due 11/01/2017 5.50%, due 01/01/2018 5.00%, due 02/01/2018 5.00%, due 05/01/2018 5.50%, due 06/01/2018 5.00%, due 08/01/2018 3.84%, due 01/01/2028 (a) 6.50%, due 05/01/2032 6.50%, due 11/01/2032 5.16%, due 04/01/2033 (a) 5.50%, due 11/01/2033 5.50%, due 11/01/2033 5.50%, due 12/01/2033	443 489 146 334 14 10 195 75 235 99 7 98 220 287 39 408 32 755 668 338 247 263 497 334 254 5,811 426	459 506 151 345 15 10 202 78 243 102 8 101 228 297 41 422 32 768 691 344 255 276 522 341 258 5,904 433

	Principal	Value
6.50%, due 12/01/2033	$500	$525
5.50%, due 01/01/2034	294	298
5.50%, due 02/01/2034	1,444	1,467
5.00%, due 04/01/2034	4,364	4,332
5.50%, due 04/01/2034	3,533	3,589
5.00%, due 05/01/2034	1,316	1,307
5.50%, due 05/01/2034	2,912	2,958
6.50%, due 05/01/2034	240	252
5.00%, due 07/01/2034	4,864	4,829
5.00%, due 09/01/2034	37,694	37,418
5.00%, due 11/01/2034	599	595
FNMA TBA 5.00%, due 01/01/2020 5.50%, due 01/01/2020	29,700 7,500	30,164 7,748
FNMA, Series 2003-88 TB 3.00%, due 08/25/2009	700	698
GNMA
6.50%, due 02/15/2029
6.50%, due 02/15/2029
6.50%, due 03/15/2029
6.50%, due 03/15/2029
6.50%, due 04/15/2029
6.50%, due 05/15/2029
6.50%, due 07/15/2029
6.50%, due 09/15/2029
5.50%, due 11/15/2032
5.50%, due 11/15/2032
5.50%, due 11/15/2032
5.50%, due 12/15/2032
5.50%, due 12/15/2032
5.00%, due 03/15/2033
5.00%, due 05/15/2033
5.50%, due 05/15/2033
5.00%, due 06/15/2033
5.00%, due 07/15/2033
5.00%, due 07/15/2033
5.00%, due 07/15/2033
5.00%, due 07/15/2033
5.00%, due 07/15/2033
5.00%, due 08/15/2033
5.00%, due 08/15/2033
5.00%, due 08/15/2033
5.00%, due 08/15/2033
5.00%, due 08/15/2033
5.00%, due 08/15/2033
5.00%, due 08/15/2033
5.00%, due 08/15/2033
5.00%, due 08/15/2033	33 150 240 59 12 18 11 166 505 721 12 1,314 495 184 590 354 173 251 487 20 706 611 196 232 162 628 642 632 213 243 206	35 158 253 62 13 19 12 175 516 738 13 1,344 506 184 591 362 173 252 488 20 707 612 197 232 163 630 643 634 213 244 206

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

PIMCO Total Return

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal		Value
5.00%, due 08/15/2033		$614	$615
5.00%, due 08/15/2033		732	734
5.00%, due 08/15/2033		588	589
5.00%, due 08/15/2033		631	632
5.00%, due 08/15/2033		226	226
5.00%, due 08/15/2033		224	225
5.00%, due 09/15/2033		247	247
5.00%, due 09/15/2033		231	232
5.00%, due 09/15/2033		232	233
5.00%, due 09/15/2033		687	689
5.00%, due 09/15/2033		593	594
5.00%, due 09/15/2033		544	545
5.50%, due 11/15/2033		365	373
5.50%, due 11/15/2033		440	449
5.50%, due 11/15/2033		440	450
5.50%, due 11/15/2033		344	352
5.50%, due 12/15/2033		839	857
5.50%, due 12/15/2033		449	459
5.50%, due 12/15/2033		552	565
5.50%, due 12/15/2033		322	330
5.50%, due 01/15/2034		738	754
5.50%, due 02/15/2034		210	214
5.50%, due 02/15/2034		343	351
5.50%, due 02/15/2034		721	737
5.50%, due 02/15/2034		334	341
GNMA TBA 5.50%, due 01/01/2035		11,600	11,836
GNMA, Series 2020-40 6.50%, due 06/20/2032		12	12
Total U.S Government Agency Obligations (cost: $144,235)			144,610
FOREIGN GOVERNMENT OBLIGATIONS (6.7%)
Federal Republic of Germany
4.50%, due 07/04/2009	EUR	6,000	8,666
5.25%, due 07/04/2010	EUR	300	451
Hong Kong Government, 144A 5.13%, due 08/01/2014		2,700	2,778
Italian Republic
3.75%, due 06/08/2005	JPY	144,000	1,427
0.38%, due 10/10/2006	JPY	207,000	2,027
Kingdom of Spain 4.75%, due 03/14/2005	JPY	890,000	8,762
Mexico Government International Bond 2.75%, due 01/13/2009 (a)		465	471
Republic of Brazil 3.06%, due 04/15/2006 (a) 11.50%, due 03/12/2008 3.13%, due 04/15/2009 (a) 8.30%, due 06/29/2009 (a)		936 84 2,175 1,150	937 98 2,149 1,354

	Principal		Value
11.00%, due 01/11/2012		$350	$425
3.13%, due 04/15/2012 (a)		792	755
8.00%, due 04/15/2014		1,281	1,311
12.25%, due 03/06/2030		350	462
Republic of Panama 8.25%, due 04/22/2008		10	11
Republic of Peru 9.13%, due 02/21/2012 9.88%, due 02/06/2015 4.50%, due 03/07/2017 (a)		120 2,000 750	140 2,450 701
Republic of South Africa
5.25%, due 05/16/2013	EUR	565	814
6.50%, due 06/02/2014		1,200	1,314
Russian Federation 8.25%, due 03/31/2010 5.00%, due 03/31/2030 (b)		200 4,629	222 4,788
United Mexican States 8.38%, due 01/14/2011		635	746
Total Foreign Government Obligations (cost: $39,488)			43,259
MORTGAGE-BACKED SECURITIES (1.5%)
Bank of America Mortgage Securities, Series 2002-K, Class 2A1 5.60%, due 10/20/2032 (a)		221	224
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-5, Class VIA 5.94%, due 06/25/2032 (a)		74	75
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 1A1 4.29%, due 01/25/2034 (a)		1,773	1,773
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1 4.89%, due 01/25/2034 (a)		725	724
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 4A1 4.76%, due 01/25/2034 (a)		987	980
Carrington Mortgage Loan Trust, Series 2004-NC1, Class A2A 2.53%, due 05/25/2034 (a)		2,621	2,621
CDC Mortgage Capital Trust, Series 2002-BE2, Class A 2.71%, due 01/25/2033 (a)		34	34
Centex Home Equity, Series 2004-A, Class AV2 2.70%, due 01/25/2034 (a)		870	870
Countrywide Alternative Loan Trust, Series 2003-J11, Class 4A1 6.00%, due 10/25/2032		198	198

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

PIMCO Total Return

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-A, Class 5A1 5.61%, due 03/19/2032 (a)	$97	$98
Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-HYB2, Class 6A1 4.98%, due 09/19/2032 (a)	136	137
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-7, Class 1A2 2.69%, due 05/25/2034 (a)	279	277
Credit Suisse First Boston Mortgage Securities Corp., Series 2002, Class P-3, 144A 1.90%, due 08/25/2033 (m)	879	872
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-P2A, Class A2 2.14%, due 03/25/2032 (m)	209	209
Home Equity Asset Trust, Series 2002-1, Class A4 2.72%, due 11/25/2032 (a)	59	59
Residential Funding Mortgage Securities I, Series 2003-S9, Class A1 6.50%, due 03/25/2032	192	197
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A-1 2.74%, due 09/19/2032 (a)	427	427
Structured Asset Securities Corp., Series 2002-HF1, Class A 2.71%, due 01/25/2033 (a)	6	7
Structured Asset Securities Trust, Series 2002-BC4, Class A 2.71%, due 07/25/2032 (a)	51	51
Total Mortgage-Backed Securities (cost: $9,904)		9,833
ASSET-BACKED SECURITIES (5.2%)
Bank One Issuance Trust, Series 2002-2, Class A 4.16%, due 01/15/2008	625	628
Bear Stearns Asset Backed Securities, Inc., Series 2002-2, Class A1 2.75%, due 10/25/2032 (a)	113	113
Countrywide Asset-Backed Certificates, Series 2004-3, Class 3A1 2.51%, due 06/25/2022 (a)	2,240	2,240

	Principal	Value
Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-30, Class M 3.90%, due 10/19/2032 (a)(m)	$804	$800
Credit-Based Asset Servicing and Securitization, Series 2002-CB6, Class 2A1 2.92%, due 01/25/2033 (a)	52	52
Credit-Based Asset Servicing and Securitization, Series 2004-CB5, Class AV1 2.55%, due 09/25/2021 (a)	1,921	1,921
Mastr Asset Backed Securities Trust, Series 2004-WMC1, Class A4 2.52%, due 02/25/2034 (a)	92	92
Morgan Stanley ABS Capital I, Series 2003-HE2, Class A2 2.76%, due 08/25/2033 (a)	880	881
Park Place Securities, Inc., Series 2004-MCW1, Class A3 2.62%, due 10/25/2034 (a)	661	661
Protective Life US Funding Trust, 144A 2.65%, due 09/26/2005 (a)(m)	260	260
Quest Trust, Series 2004-X2, Class A, 144A 2.98%, due 06/25/2034 (a)	1,125	1,123
Rabobank Capital Funding II, 144A 5.26%, due 12/31/2049 (a)	1,000	1,018
Rabobank Capital Funding Trust, 144A 5.25%, due 12/31/2049 (a)	1,480	1,472
RACERS SER 1997-R-8-3, 144A 2.59%, due 08/15/2007 (a)(m)	1,100	1,061
Ras Laffan Liquefied Natural Gas Co., Ltd., 144A 3.44%, due 09/15/2009	504	495
Sequoia Mortgage Trust, Series 10, Class 2A1 2.79%, due 10/20/2027 (a)	1,079	1,082
Small Business Administration Participation, Series 2003-201 5.13%, due 09/01/2023	620	635
Small Business Administration, Series 2004-20C 4.34%, due 03/01/2024	3,398	3,314
Small Business Administration, Series 2004-P10, Class A 4.50%, due 02/01/2014	1,764	1,751
Washington Mutual, Series 2000-3, Class A 3.18%, due 12/25/2040 (a)	480	479

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

PIMCO Total Return

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Washington Mutual, Series 2002-AR10, Class A6 4.82%, due 10/25/2032 (a)	$205	$206
Washington Mutual, Series 2002-AR2, Class A 3.21%, due 02/27/2034 (a)	384	385
Washington Mutual, Series 2003-R1, Class A1 2.69%, due 12/25/2027 (a)	13,001	12,987
Total Asset-Backed Securities (cost: $33,798)		33,656
CORPORATE DEBT SECURITIES (9.7%)
Air Transportation (0.4%)
Continental Airlines, Inc. 7.06%, due 09/15/2009 (c)	1,000	1,027
Delta Air Lines, Inc. 7.57%, due 11/18/2010	300	296
UAL Corp. 6.20%, due 09/01/2008 (d) 7.73%, due 07/01/2010 (d) 6.60%, due 09/01/2013 (d)	699 150 200	637 133 188
Automotive (0.3%)
DaimlerChrysler North America Holding Corp. 6.50%, due 11/15/2013	940	1,020
Ford Motor Co. 7.45%, due 07/16/2031	700	704
Commercial Banks (0.0%)
HSBC Capital Funding LP 144A 10.18%, due 12/31/2049 (a)	100	155
Communication (0.1%)
Comcast Corp. 6.75%, due 01/30/2011 6.50%, due 01/15/2015	210 200	236 222
CSC Holdings, Inc. 7.63%, due 04/01/2011	220	237
Electric Services (0.7%)
Columbus Southern Power Co., Series C 5.50%, due 03/01/2013	100	105
Florida Power Corp. 4.80%, due 03/01/2013	1,960	1,968
Ohio Power Co., Series F 5.50%, due 02/15/2013	100	105
Progress Energy, Inc. 7.10%, due 03/01/2011 6.85%, due 04/15/2012	600 440	675 491
PSEG Power LLC 6.95%, due 06/01/2012	921	1,038

	Principal		Value
Southern California Edison Co. 2.35%, due 01/13/2006 (a)		$350	$351
Electric, Gas & Sanitary Services (0.3%)
Niagara Mohawk Power Corp. 7.75%, due 10/01/2008		825	928
Pacific Gas & Electric Co. 2.72%, due 04/03/2006 (a)		1,065	1,066
Environmental Services (0.2%)
Waste Management, Inc. 7.38%, due 08/01/2010 6.38%, due 11/15/2012		700 375	802 415
Food & Kindred Products (0.2%)
HJ Heinz Co., 144A 6.19%, due 12/01/2020 (a)		1,500	1,537
Gas Production & Distribution (0.4%)
El Paso Energy Corp. 7.80%, due 08/01/2031 7.75%, due 01/15/2032 (c)		450 425	432 407
Sonat, Inc. 7.63%, due 07/15/2011		1,000	1,035
Southern Natural Gas Co. 8.00%, due 03/01/2032		820	895
General Obligation-City (0.2%)
Phoenix, AR 5.00%, due 07/01/2009		1,300	1,426
General Obligation-County (0.5%)
Baltimore County, MD 5.00%, due 08/01/2012		1,000	1,115
Montgomery County, MD 5.00%, due 04/01/2011		1,900	2,107
General Obligation-State (0.2%)
California State Economic Recovery 5.25%, due 01/01/2011 5.00%, due 07/01/2011 5.25%, due 07/01/2013		130 130 800	145 144 900
Hotels & Other Lodging Places (0.2%)
Harrah's Operating Co., Inc. 8.00%, due 02/01/2011		50	58
Park Place Entertainment Corp. 7.50%, due 09/01/2009		800	890
Starwood Hotels & Resorts Worldwide, Inc. 7.88%, due 05/01/2012		350	400
Life Insurance (0.3%)
ASIF II 1.20%, due 01/26/2005	JPY	170,000	1,660
Manufacturing Industries (0.3%)
Tyco International Group SA 6.38%, due 10/15/2011		1,510	1,667

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

PIMCO Total Return

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Motion Pictures (0.1%)
Time Warner, Inc.
8.11%, due 08/15/2006	$150	$161
6.88%, due 05/01/2012	410	467
Oil & Gas Extraction (0.7%)
Gaz Capital for Gazprom, Reg S 8.63%, due 04/28/2034	3,000	3,531
Pemex Project Funding Master Trust 7.38%, due 12/15/2014	650	722
Personal Credit Institutions (2.0%)
Ford Motor Credit Co. 7.60%, due 08/01/2005	3,600	3,684
Ford Motor Credit Co. 7.38%, due 10/28/2009	1,030	1,111
General Motors Acceptance Corp. 3.33%, due 10/20/2005 (a) 6.88%, due 08/28/2012	6,190 150	6,213 153
Household Finance Corp. 2.80%, due 06/17/2005 (a) 6.38%, due 11/27/2012	1,000 800	1,001 884
SLM Corp., Series A 2.69%, due 09/15/2006 (a)	230	231
Radio & Television Broadcasting (0.1%)
Clear Channel Communications, Inc. 7.25%, due 10/15/2027	300	331
Railroads (0.1%)
Norfolk Southern Corp. 6.75%, due 02/15/2011	550	620
Revenue-Education (0.2%)
Michigan State Building Authority 5.25%, due 10/15/2013	950	1,076
Revenue-Pollution Control (0.1%)
Rhode Island Clean Water Finance Agency 5.00%, due 10/01/2028	610	630
Revenue-Special (0.1%)
California State Economic Recovery 5.25%, due 01/01/2010 5.00%, due 07/01/2012 5.25%, due 07/01/2012 5.25%, due 07/01/2013	130 270 260 130	144 301 292 147
Revenue-Tobacco (0.5%)
Golden State Tobacco Securitization Corp. 6.75%, due 06/01/2039	460	461
Tobacco Settlement Authority, IA 5.60%, due 06/01/2035	705	608
Tobacco Settlement Financing Corp., LA 5.88%, due 05/15/2039	100	90

	Principal		Value
Tobacco Settlement Financing Corp., NJ
6.38%, due 06/01/2032		$2,175	$2,102
6.75%, due 06/01/2039		260	260
Revenue-Transportation (0.1%)
New Jersey State Transportation Trust Fund Authority 5.00%, due 06/15/2011		690	754
Revenue-Utilities (0.3%)
Jea, FL, Water & Sewer System 5.00%, due 10/01/2011		700	774
New York, NY, City Municipal Water Finance Authority, Series A 5.00%, due 6/15/2035		340	346
New York, NY, City Municipal Water Finance Authority, Series C 5.00%, due 06/15/2035		1,000	1,020
Security & Commodity Brokers (0.1%)
Bear Stearns Cos. (The), Inc. 7.63%, due 12/07/2009		560	645
Telecommunications (1.0%)
Cingular Wireless LLC 6.50%, due 12/15/2011		560	623
Deutsche Telekom International Finance BV 7.75%, due 06/15/2005 (e)		325	333
France Telecom SA, Reg S 8.25%, due 03/14/2008 (f)	EUR	1,569	2,387
SBC Communications, Inc. 4.13%, due 09/15/2009		3,025	3,020
Verizon Global Funding Corp. 7.60%, due 03/15/2007		25	27
Total Corporate Debt Securities (cost: $59,139)			62,766
	Shares		Value
PREFERRED STOCKS (0.4%)
Business Credit Institutions (0.4%)
Fannie Mae Preferred		51,800	$2,936
Total Preferred Stocks (cost: $2,590)			2,936
	Principal		Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (36.8%)
Federal Home Loan Bank
1.00%, due 01/03/2005		$67,700	$67,696
1.05%, due 01/03/2005		17,800	17,799
2.09%, due 01/12/2005		7,400	7,395
1.93%, due 01/14/2005		7,700	7,694
1.97%, due 01/19/2005		2,000	1,998
2.29%, due 03/02/2005		700	697
FHLMC 1.92%, due 01/04/2005 1.93%, due 01/11/2005		5,500 4,500	5,499 4,497

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

PIMCO Total Return

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
1.95%, due 01/11/2005	$9,900	$9,895
1.98%, due 01/18/2005	7,600	7,593
2.11%, due 03/01/2005	100	100
2.13%, due 03/07/2005	600	598
2.20%, due 03/08/2005	6,700	6,673
2.32%, due 03/08/2005	1,600	1,593
2.26%, due 03/14/2005	5,100	5,077
2.38%, due 03/31/2005	6,500	6,462
2.41%, due 04/15/2005	300	298
FNMA 1.65%, due 01/03/2005 2.20%, due 01/24/2005 1.99%, due 01/26/2005 2.20%, due 02/09/2005 2.20%, due 02/23/2005 2.28%, due 02/23/2005 2.25%, due 03/02/2005 0.00%, due 03/09/2005 2.39%, due 03/16/2005 2.39%, due 04/15/2005	19,400 4,300 7,100 19,600 15,600 6,800 2,700 2,700 100 6,500	19,398 4,294 7,087 19,553 15,547 6,777 2,689 2,688 100 6,455
U.S. Treasury Bill 2.18%, due 03/03/2005 (g)(h) 2.35%, due 03/17/2005 (h)	1,355 1,005	1,350 1,001
Total Short-Term U.S. Government Obligations (cost: $238,503)		238,503
COMMERCIAL PAPER (11.3%)
Commercial Banks (3.1%)
Fortis Funding LLC, 144A 1.93%, due 01/25/2005	800	799
UBS Finance Delaware LLC 2.18%, due 01/03/2005 2.30%, due 02/28/2005	800 18,600	800 18,531
Holding & Other Investment Offices (2.9%)
Ford Motor Credit Co. 2.52%, due 04/07/2005	1,800	1,788
Rabobank USA Finance Corp. 2.17%, due 01/03/2005 1.96%, due 01/28/2005	11,000 5,900	10,999 5,891
UBS Finance Delaware LLC 1.94%, due 01/25/2005	100	100
Personal Credit Institutions (3.4%)
General Electric Capital Corp. 2.32%, due 02/24/2005 2.34%, due 03/22/2005	300 19,500	299 19,398
GMAC 2.40%, due 03/22/2005 2.50%, due 04/05/2005	1,750 600	1,741 596

	Principal	Value
Security & Commodity Brokers (1.9%)
CDC Commercial Paper, Inc., 144A
2.02%, due 02/07/2005	$12,200	$12,175
2.07%, due 02/23/2005	300	299
Total Commercial Paper (cost: $73,416)		73,416
CERTIFICATES OF DEPOSIT (1.5%)
Citibank NA 2.03%, due 01/24/2005	8,100	8,100
Wells Fargo Bank NA 2.06%, due 01/11/2005	200	200
Bank of America Corp. 2.00%, due 01/18/2005 2.03%, due 02/04/2005	200 1,000	200 1,000
Total Certificates Of Deposit (cost: $9,500)		9,500
SECURITY LENDING COLLATERAL (0.1%)
Debt (0.1%)
Bank Notes (0.0%)
Bank of America 2.27%, due 01/18/2005 (a) 2.26%, due 02/15/2005 (a) 2.27%, due 03/03/2005 (a) 2.30%, due 06/09/2005 (a)	6 6 7 3	6 6 7 3
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	9 6	9 6
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	3	3
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (a)	3	3
Commercial Paper (0.0%)
Delaware Funding Corporation-144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	7 6	7 6
Fairway Finance-144A 2.36%, due 01/25/2005	11	11
Greyhawk Funding-144A 2.35%, due 02/08/2005	5	5
Liberty Lighthouse Funding-144A 2.38%, due 01/27/2005	10	10
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (a) 2.39%, due 06/10/2005 (a)	19 19	19 19
Preferred Receivables Funding-144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	15 10	15 10
Ranger Funding-144A 2.27%, due 01/14/2005	5	5

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

PIMCO Total Return

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (0.0%)
BNP Paribas 2.30%, due 01/03/2005	$15	$15
Harris Trust & Savings Bank 2.23%, due 01/03/2005	3	3
Royal Bank of Canada 2.25%, due 01/19/2005	15	15
Euro Dollar Terms (0.0%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	4 7	4 7
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	14 17 15	14 17 15
BNP Paribas 2.30%, due 02/01/2005	7	7
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	13 3	13 3
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	10 13	10 13
Den Danske Bank 2.26%, due 01/20/2005	7	7
Dexia Group 2.04%, due 01/21/2005	3	3
Fortis Bank 2.14%, due 01/12/2005	-	-	(i)
Lloyds TSB Bank 2.28%, due 02/02/2005	3	3
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	3 15	3 15
Svenska Handlesbanken 2.25%, due 01/10/2005	4	4
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	13 15	13 15
Repurchase Agreements (0.1%) (j)
Credit Suisse First Boston (USA), Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $37 on 1/03/2005	37	37
Goldman Sachs Group, Inc. (The) 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $59 on 1/03/2005	59	59

	Principal	Value
Merrill Lynch & Co., Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $59 on 1/03/2005	$59	$59
Morgan Stanley 2.42% Repurchase Agreement dated 12/31/2004 to be repurchased at $30 on 1/03/2005	30	30
	Shares	Value
Investment Companies (0.0%)
Money Market Funds (0.0%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	475	1
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	7,713	8
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	17,420	17
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (l)	12,616	13
Total Security Lending Collateral (cost: $573)		573
Total Investment Securities (cost: $676,570)		$684,624
	Contracts (k)	Value
WRITTEN OPTIONS (0.0%)
Covered Call Options (0.0%)
US 10YR Fut Call Strike $114.00 Expires 02/18/2005	188	(44)
Put Options (0.0%)
US 10YR Fut Put Strike $109.00 Expires 02/18/2005	188	(33)
Total Written Options (premiums: -$178)		(77)
	Notional Amount (k)	Value
WRITTEN SWAPTIONS (0.0%)
Covered Call Swaptions (0.0%)
LIBOR Rate Swaption Call Strike $4.00 Expires 01/07/2005	3,500	- (i)
LIBOR Rate Swaption Call Strike $4.00 Expires 01/07/2005	3,500	- (i)
OTC Ecal 3ML Call Strike $3.90 Expires 01/31/2005	18,100	(3)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

PIMCO Total Return

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Notional Amount (k)	Value
Put Swaptions (0.0%)
LIBOR Rate Swaption	$7,000	$0 (i)
Put Strike $7.00
Expires 01/07/2005
OTC Eput 3ML Put Strike $4.60 Expires 01/31/2005	18,100	(28)
Total Written Swaptions (premiums: -$393)		(31)
SUMMARY:
Investments, at Value	105.6%	684,624
Written Swaptions	(0.0)%	(31)
Written Options	(0.0)%	(77)
Liabilities in excess of other assets	(5.6)%	(36,433)
Net Assets	100.0%	$648,083
SWAP AGREEMENTS:

	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 0.7% and the Fund will pay to the counterparty at par in the event of default of Russian Federation Government Bond, 5.00%, due 03/31/2030. Counterparty: Morgan Stanley Capital Services, Inc.	5/24/05	$2,390	$-
Receive a floating rate based on 3-month United States Dollar-LIBOR (London Interbank Offer Rate) and pay a fixed rate equal to 5.00%. Counterparty: Morgan Stanley Capital Services, Inc.	6/15/05	10,300	50
Receive a floating rate based on on 3-month United States Dollar-LIBOR (London Interbank Offer Rate), pay a fixed rate equal to 5.00% Counterparty: Goldman Sachs Capital Markets, LP	6/15/05	2,000	5
Receive a fixed rate equal to 0.625% and the Fund will pay to the counterparty at par in the event of default of Mexican Government International Bond, 11.50%, due 05/15/2026. Counterparty: Morgan Stanley Capital Services, Inc.	5/20/05	1,195	2
Receive a fixed rate equal to 0.65% and the Fund will pay to the counterparty at par in the event of default of United Mexican States, 7.50%, due 04/08/2033. Counterparty: Barclays PLC	5/20/05	395	1

Receive a fixed rate equal to 1.31% and the Fund will pay to the counterparty at par in the event of default of United Mexican States, 11.50%, due 05/15/2026. Counterparty: Goldman Sachs Capital Markets L.P.	1/29/05	800	1
Receive a floating rate based on the monthly performance of the Lehman Brothers ERISA Eligible CMBS Index and pay a floating rate based on 1-month United States Dollar-LIBOR (London Interbank Offer Rate) less 0.40%. Counterparty: Wachovia Bank	4/1/05	1,000	4
Receive a floating rate based on the monthly performance of the Lehman Brothers ERISA Eligible CMBS Index and pay a floating rate based on 1-month United States Dollar-LIBOR (London Interbank Offer Rate) less 0.35%. Counterparty: Citibank NA	4/1/05	3,000	13
Receive a fixed rate equal to 4.00% and pay a floating rate based on 6-month EURIBOR (Euro Interbank Offered Rate). Counterparty: JP Morgan AG	6/17/05	5,600	188
Receive a floating rate based on 6-month Japanese Yen-LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 2.00%. Counterparty: UBS AG	6/15/05	250,000	(108)
Receive a floating rate based on 6-month Japanese Yen-LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 2.00%. Counterparty: Goldman Sachs Capital Markets	6/15/05	130,000	(55)
Receive a floating rate based on 6-month Japanese Yen-LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 2.00%. Counterparty: Morgan Stanley Capital Services, Inc.	6/15/05	390,000	(138)
Receive a fixed rate equal to 6.00% and pay a floating rate based on 6-month EURIBOR (Euro Interbank Offered Rate). Counterparty: JP Morgan AG	6/18/14	5,000	419
Receive a floating rate based on 6-month Great British Pound-LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 5.00%. Counterparty: Barclays PLC	6/18/14	1,600	(86)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

PIMCO Total Return

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

Receive a floating rate based on 6-month Great British Pound-LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 5.00%. Counterparty: UBS AG	6/18/14	1,500	(70)
Total Swap Agreements (premium $204)		$804,780	$226
FUTURES CONTRACTS:

	Contracts	Settlement Date	Amount	Net Unrealized Appreciation (Depreciation)
10 Year Japan Government Bond	8	03/22/2005	$10,802	$35
10 Year U.S. Treasury Note	1,203	03/31/2005	134,661	263
2 Year U.S. Treasury Note	513	03/31/2005	107,522	(112)
3 Month Euro EURIBOR	90	12/19/2005	-	(1)
90-Day Euro Dollar	771	09/19/2005	186,216	(807)
Euro Dollar	131	06/13/2005	31,710	(146)
Euro-BOBL	27	03/10/2005	4,142	(9)
Euro-BUND	16	03/10/2005	2,578	9
			$477,631	$(768)

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Euro Dollar	1,204	01/10/2005	$1,596	$40
Euro Dollar	(7,792)	01/10/2005	(10,461)	(128)
Japanese Yen	518,493	01/27/2005	4,974	94
Japanese Yen	(1,163,690)	01/27/2005	(11,170)	(204)
			$(15,061)	$(198)

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(b)  Securities are stepbonds. Russian Federation has a coupon rate of 5.00% until 03/31/2007, thereafter the coupon rate will become 7.50%.

(c)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $558.

(d)  Securities are currently in default on interest payments.

(e)  Securities are stepbonds. Coupon steps up by 50 BP for each rating downgrade by Standard and Poor's or Moody's for each notch below BBB+/Baa1. Coupon steps down by 50 BP for each rating upgrade.

(f)  Securities are stepbonds. Coupon steps up or down by 25 BP for each rating upgrade or downgrade by Standard and Poor's or Moody's for each notch below A-/A3.

(g)  At December 31, 2004, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at December 31, 2004, is $199.

(h)  At December 31, 2004, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at December 31, 2004 is $2,151.

(i)  Value is less than $1.

(j)  Cash collateral for the Repurchase Agreements, valued at $188, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.75% and 02/15/2005 - 12/31/2049, respectively.

(k)  Contract amounts are not in thousands.

(l)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

(m)  Security valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $23,250 or 3.6% of the net assets of the Fund.

TBA  Mortgage-backed securities traded under delayed delivery commitments. Income on TBAs are not earned until settlement date.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

PIMCO Total Return

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $676,570) (including securities loaned of $558)	$684,624
Cash	9,952
Foreign cash (cost: $1,176)	1,194
Receivables:
Investment securities sold	408
Shares sold	338
Interest	2,956
Variation margin	487
Swap agreements at value (premium $204)	22
Unrealized appreciation on forward currency contracts	134
700,115
Liabilities:
Investment securities purchased	50,255
Accounts payable and accrued liabilities:
Shares redeemed	326
Management and advisory fees	385
Service fees	3
Payable for collateral for securities on loan	573
Unrealized depreciation on forward foreign currency contracts	332
Written options and swaptions (premiums $571)	108
Other	50
52,032
Net Assets	$648,083
Net Assets Consist of:
Capital stock, 100,000 shares authorized ($.01 par value)	$583
Additional paid-in capital	611,414
Undistributed net investment income (loss)	12,686
Undistributed net realized gain (loss) from investment securities, futures contracts, foreign currency transactions, written options, swaptions and swaps	15,566
Net unrealized appreciation (depreciation) on:
Investment securities	8,054
Futures contracts	(768)
Written options and swaption contracts	463
Swap agreements	226
Translation of assets and liabilites denominated in foreign currencies	(141)
Net Assets	$648,083
Net Assets by Class:
Initial Class	$633,493
Service Class	14,590
Shares Outstanding:
Initial Class	56,966
Service Class	1,308
Net Asset Value and Offering Price Per Share:
Initial Class	$11.12
Service Class	11.16

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$16,977
Income from loaned securities-net	3
16,980
Expenses:
Management and advisory fees	4,748
Printing and shareholder reports	45
Custody fees	162
Administration fees	102
Legal fees	6
Audit fees	16
Directors fees	23
Service fees:
Service Class	23
Total expenses	5,125
Net Investment Income (Loss)	11,855
Net Realized Gain (Loss) from:
Investment securities	6,516
Futures contracts	8,957
Written options and swaption contracts	2,106
Swap agreements	1,252
Foreign currency transactions	(884)
17,947
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	1,284
Futures contracts	(2,106)
Translation of assets and liabilities denominated in foreign currencies	92
Written options and swaption contracts	(360)
Swap agreements	(67)
(1,157)
Net Gain (Loss) on Investments, Futures Contracts, Foreign Currency Transactions, Written Options and Swaps	16,790
Net Increase (Decrease) in Net Assets Resulting from Operations	$28,645

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

PIMCO Total Return

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$11,855	$10,930
Net realized gain (loss) from investment securities, futures contracts, foreign currency transactions, written options, swaptions and swaps	17,947	11,094
Net unrealized appreciation (depreciation) on investment securities, futures contracts, foreign currency transactions, written options, swaptions and swaps	(1,157)	1,717
	28,645	23,741
Distributions to Shareholders:
From net investment income:
Initial Class	(10,888)	(3,130)
Service Class	(142)	(1)
	(11,030)	(3,131)
From net realized gains:
Initial Class	(10,662)	(4,413)
Service Class	(166)	(11)
	(10,828)	(4,424)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	294,003	325,747
Service Class	12,244	3,857
	306,247	329,604
Dividends and distributions reinvested:
Initial Class	21,550	7,543
Service Class	308	12
	21,858	7,555
Cost of shares redeemed:
Initial Class	(241,245)	(182,365)
Service Class	(1,102)	(847)
	(242,347)	(183,212)
	85,758	153,947
Net increase (decrease) in net assets	92,545	170,133
Net Assets:
Beginning of year	555,538	385,405
End of year	$648,083	$555,538
Undistributed Net Investment Income (Loss)	$12,686	$10,856

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	26,537	30,210
Service Class	1,103	353
	27,640	30,563
Shares issued-reinvested from distributions:
Initial Class	1,981	718
Service Class	28	1
	2,009	719
Shares redeemed:
Initial Class	(21,864)	(16,894)
Service Class	(99)	(78)
	(21,963)	(16,972)
Net increase (decrease) in shares outstanding:
Initial Class	6,654	14,034
Service Class	1,032	276
	7,686	14,310

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

PIMCO Total Return

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$10.98	$0.19	$0.29	$0.48	$(0.17)	$(0.17)	$(0.34)	$11.12
	12/31/2003	10.62	0.22	0.29	0.51	(0.06)	(0.09)	(0.15)	10.98
	12/31/2002	10.00	0.20	0.42	0.62	–	–	–	10.62
Service Class	12/31/2004	11.02	0.17	0.29	0.46	(0.15)	(0.17)	(0.32)	11.16
	12/31/2003	10.89	0.12	0.11	0.23	(0.01)	(0.09)	(0.10)	11.02

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	4.50%	$633,493	0.75%	0.75%	1.75%	393%
	12/31/2003	4.90	552,494	0.75	0.75	2.06	430
	12/31/2002	6.20	385,405	0.78	0.78	2.86	302
Service Class	12/31/2004	4.22	14,590	1.01	1.01	1.54	393
	12/31/2003	2.14	3,044	0.99	0.99	1.67	430

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 1, 2002
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment advisers.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. PIMCO Total Return ("the Fund"), part of ATSF, began operations on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Directors of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

16

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $2 of program income for its services. When the Fund makes a security loan, it received cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

TBA purchase commitments: The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not to exceed 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations. TBA purchase commitments are included in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Swap agreements: The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

17

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

from or make a payment to the counterparty. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain or loss on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Futures, options and swaptions contracts: The Fund may enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Option contracts are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with futures contracts and options are imperfect correlation between the change in value of the securities held and the prices of futures contracts and options; the possibility of an illiquid market and inability of the counterparty to meet the contract terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

The Fund is authorized to write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by the Fund represents an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current value of the swaption. Changes in the value of the swaption are reported as Unrealized gains or losses in written options in the Statement of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from written options. The difference between the premium and the amount paid on affecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been approved by the Board of Trustees. The Fund bears the market risk arising from any changes in index values or interest rates.

Transactions in written options were as follows:

	Premium	Contracts*
Beginning Balance December 31, 2003	$-	-
Sales	908	1,174
Closing Buys	-	-
Expirations	(730)	(798)
Exercised	-	-
Balance at December 31, 2004	$178	376

*  Contracts not in thousands

Transactions in swaptions were as follows:

	Premium	Notional Amount
Beginning Balance December 31, 2003	$1,586	125,300
Sales	183	36,200
Closing Buys	–	–
Expirations	(1,376)	(111,300)
Exercised	–	–
Balance at December 31, 2004	$393	50,200

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

18

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds).

	Net Assets	% of Net Assets
Asset Allocation Conservative Portfolio	$55,374	9%
Asset Allocation Moderate Growth Portfolio	63,028	10%
Asset Allocation Moderate Portfolio	114,591	18%
Select + Conservative	1,672	–%
Select + Growth & Income	1,516	–%
Total	$236,181	37%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.70% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2004. There are no amounts subject to recapture at December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amount was $28. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

19

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 3.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$129,159
U.S. Government	1,184,643
Proceeds from maturities and sales of securities
Long-Term excluding U.S. Government	103,559
U.S. Government	1,148,233

NOTE 4.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, defaulted bonds, post October loss deferral and financial derivatives.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	1,005
Accumulated net realized gain (loss) from investment securities	(1,005)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:

Ordinary Income	$6,289
Long-term capital gain	1,266

2004 Distributions paid from:

Ordinary Income	$20,145
Long-term capital gain	1,713

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$22,088
Undistributed Long-term Capital Gains	$6,677
Post October Capital Loss Deferral	$(1,319)
Net Unrealized Appreciation (Depreciation)	$8,640	*

*  Amount includes unrealized appreciation/(depreciation) on derivatives and foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$676,646
Unrealized Appreciation	$8,772
Unrealized (Depreciation)	(794)
Net Unrealized Appreciation (Depreciation)	$7,978

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS")

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

20

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 6.–(continued)

merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.70% of the first $250 million
0.65% over $250 million up to $750 million
0.60% in excess of $750 million

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

21

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
PIMCO Total Return

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Total Return (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

22

PIMCO Total Return

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1,173 for the year ended December 31, 2004.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

23

Salomon All Cap

MARKET ENVIRONMENT

Salomon All Cap in 2004 underperformed its Russell 3000 Index ("Russell 3000") benchmark. After a banner year in 2003, we believed that prospects for the stock market in the year just completed would be more subdued. In addition, we believed that interest rates were poised to increase meaningfully and that larger rather than smaller companies might begin performing better than in the previous four years.

There were a number of cross currents at work in the 2004 economy. Although job growth picked up substantially, it still lagged behind where it was in previous cycles. Energy prices began the year near $30/barrel and went as high as $55/barrel later in 2004. The war in Iraq also provided a backdrop of uncertainty in the geopolitical arena. Nevertheless, 2004 turned out to be a year in which the economy was generally strong and interest rates, and inflation were surprisingly muted. Corporations ended the year in possibly the best financial condition in many years whereas the consumer seemed to be stretched in the sense that increases in debt and spending grew at a faster rate than overall income.

These factors contributed to a year when the stock market consolidated or remained in a trading range for most of the year. Subsequent to the November election, stocks rallied strongly through the end of the year.

PERFORMANCE

For the year ended December 31, 2004, Salomon All Cap, Initial Class returned 9.14%. By comparison its benchmark, the Russell 3000 returned 11.95%.

STRATEGY REVIEW

As mentioned earlier, believing interest rates would rise and that many companies in the sector would be adversely affected, we purposely underweighted financial service companies in 2004. Interest rates spiked in the middle of the year and then retreated at year-end to where they started at about 4.25%. Industrials and utilities were other areas where the portfolio also underperformed during the year. Energy and materials were notable outperformers and we continue to believe they are part of the new leadership for the market going forward.

The top five contributors to performance during the year just ended were Elan Corporation, plc ("Elan"), Motorola, Inc., Telefonaktiebolaget LM Ericsson, Inc. ("Ericsson"), The Williams Companies, Inc. and Allegheny Technologies Incorporated. During the year, Elan and Ericsson were sold because they had exceeded our target prices by a wide margin. Other notable contributors to performance were Halliburton Company, Raytheon Company, Costco Wholesale Corporation, Lucent Technologies Inc., and Johnson & Johnson. The largest detractors from performance were Merck & Co., Inc. ("Merck"), Pfizer Inc., 3Com Corporation, Unisys Corporation and XOMA Ltd. ("XOMA"). Merck and Xoma were sold during 2004.

John G. Goode

Peter J. Hable

Co-Portfolio Managers
Salomon Brothers Asset Management Inc.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Salomon All Cap

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	From Inception	Inception Date
Initial Class	9.14%	6.05%	8.04%	5/3/99
Russell 3000[1]	11.95%	(1.16)%	0.95%	5/3/99
Service Class	8.90%	–	22.62%	5/1/03

NOTES

1  The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Salomon All Cap

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,035.10	0.88%	$4.50
Hypothetical (b)	1,000.00	1,020.71	0.88	4.47
Service Class
Actual	1,000.00	1,033.60	1.13	5.78
Hypothetical (b)	1,000.00	1,019.46	1.13	5.74

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Salomon All Cap

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.6%)
Aerospace (1.7%)
Boeing Co. (The)	98,100	$5,079
Honeywell International, Inc.	150,000	5,311
Air Transportation (1.5%)
Frontier Airlines, Inc. (a)	10,400	119
Southwest Airlines Co.	560,000	9,117
Amusement & Recreation Services (1.2%)
Disney (Walt) Co. (The)	276,700	7,692
Chemicals & Allied Products (2.1%)
Cabot Corp.	111,200	4,301
Dow Chemical Co. (The)	175,000	8,664
Commercial Banks (6.0%)
Bank of New York Co., Inc. (The)	148,000	4,946
JPMorgan Chase & Co.	289,000	11,274
MBNA Corp.	240,400	6,777
Mitsubishi Tokyo Financial Group, Inc.–ADR	833,200	8,515
State Street Corp. (b)	120,700	5,929
Communication (4.2%)
Comcast Corp.–Special Class A (a)	294,000	9,655
Liberty Media Corp.–Class A	844,900	9,277
Viacom, Inc.–Class B	195,200	7,103
Communications Equipment (5.4%)
Lucent Technologies, Inc. (a)(b)	2,344,200	8,814
Motorola, Inc.	592,500	10,191
Nokia Corp.–ADR	527,800	8,271
Sony Corp.–ADR	150,000	5,844
Computer & Data Processing Services (5.2%)
Electronics for Imaging (a)	190,600	3,318
Micromuse, Inc. (a)	634,800	3,523
Microsoft Corp.	338,100	9,031
RealNetworks, Inc. (a)	631,900	4,183
Sabre Holdings Corp.	62,700	1,389
SunGard Data Systems, Inc. (a)	236,900	6,711
Unisys Corp. (a)	381,200	3,881
Computer & Office Equipment (0.5%)
3Com Corp. (a)	700,000	2,919
Electric Services (0.2%)
Calpine Corp. (a)(b)	284,100	1,119
Electronic Components & Accessories (5.4%)
Intel Corp. (b)	290,500	6,795
Maxwell Technologies, Inc. (a)	84,500	857
Novellus Systems, Inc.	78,400	2,187
Solectron Corp. (a)	1,802,500	9,607

	Shares	Value
Electronic Components & Accessories (continued)
Taiwan Semiconductor Manufacturing Co., Ltd.–ADR	885,091	$7,514
Texas Instruments, Inc.	265,000	6,524
Environmental Services (1.1%)
Waste Management, Inc.	234,000	7,006
Food Stores (1.0%)
Safeway, Inc. (a)	319,000	6,297
Gas Production & Distribution (1.3%)
Williams Cos., Inc. (The)	484,900	7,899
Health Services (0.9%)
Enzo Biochemical, Inc. (a)(b)	271,214	5,281
Holding & Other Investment Offices (0.6%)
Digital Realty Trust, Inc.	122,400	1,649
GMH Communities Trust	101,100	1,426
Hutchison Whampoa, Ltd.	92,100	862
Industrial Machinery & Equipment (2.1%)
Applied Materials, Inc. (a)	183,900	3,145
Caterpillar, Inc.	76,000	7,411
Deere & Co.	36,100	2,686
Instruments & Related Products (3.2%)
Agilent Technologies, Inc. (a)	319,900	7,710
PerkinElmer, Inc.	34,800	783
Raytheon Co.	272,500	10,581
Thermo Electron Corp. (a)	22,200	670
Insurance (7.7%)
AMBAC Financial Group, Inc.	98,700	8,106
American International Group, Inc.	140,100	9,200
Chubb Corp.	101,300	7,790
CNA Surety Corp. (a)	303,300	4,049
MGIC Investment Corp. (b)	106,700	7,353
PMI Group, Inc. (The)	37,100	1,549
Radian Group, Inc.	175,300	9,333
Insurance Agents, Brokers & Service (0.5%)
Hartford Financial Services Group, Inc. (The) (b)	42,500	2,946
Lumber & Other Building Materials (1.3%)
Home Depot, Inc. (The)	185,100	7,911
Lumber & Wood Products (2.7%)
Georgia-Pacific Corp.	227,300	8,519
Weyerhaeuser Co.	120,400	8,093
Manufacturing Industries (2.3%)
Callaway Golf Co. (b)	57,600	778
Hasbro, Inc. (b)	338,600	6,562
Mattel, Inc.	344,300	6,710

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Salomon All Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Metal Mining (1.5%)
Newmont Mining Corp. (b)	208,100	$9,242
Mining (0.1%)
WGI Heavy Minerals, Inc. (a)	96,700	403
Motion Pictures (3.8%)
News Corp., Inc.–Class A (a)(b)	407,300	7,600
News Corp., Inc.–Class B (a)(b)	290,000	5,568
Time Warner, Inc. (a)	531,400	10,330
Motor Vehicles, Parts & Supplies (0.5%)
BorgWarner, Inc.	57,500	3,115
Oil & Gas Extraction (4.3%)
Anadarko Petroleum Corp.	111,700	7,239
GlobalSantaFe Corp.	200,000	6,622
Halliburton Co.	208,400	8,178
Schlumberger, Ltd.	65,000	4,352
Todco–Class A (a)	15,900	293
Petroleum Refining (3.0%)
ChevronTexaco Corp.	182,300	9,573
Murphy Oil Corp.	113,000	9,091
Pharmaceuticals (10.8%)
Abbott Laboratories	222,800	10,394
Amgen, Inc. (a)	56,700	3,637
Aphton Corp. (a)(b)	510,600	1,588
GlaxoSmithKline PLC–ADR	172,100	8,156
Johnson & Johnson	181,900	11,536
Lilly (Eli) & Co.	28,800	1,634
McKesson Corp.	119,400	3,756
Novartis AG–ADR	166,600	8,420
Pfizer, Inc.	348,100	9,360
Wyeth	199,400	8,492
Primary Metal Industries (3.9%)
Alcoa, Inc.	267,400	8,402
Allegheny Technologies, Inc.	282,900	6,130
Brush Engineered Materials, Inc. (a)	53,200	984
Engelhard Corp.	165,900	5,088
RTI International Metals, Inc. (a)	173,300	3,560
Radio & Television Broadcasting (0.2%)
IAC/InterActive Corp. (a)(b)	41,700	1,152
Security & Commodity Brokers (3.2%)
American Express Co.	148,700	8,382
Merrill Lynch & Co., Inc.	125,900	7,525
Morgan Stanley	72,000	3,997
Telecommunications (3.5%)
Hutchison Telecommunications International, Ltd.	92,100	83

	Shares	Value
Telecommunications (continued)
Nippon Telegraph & Telephone Corp.–ADR	253,200	$5,710
SBC Communications, Inc.	296,300	7,636
Vodafone Group PLC–ADR	307,700	8,425
Transportation Equipment (0.2%)
Fleetwood Enterprises, Inc. (a)(b)	99,000	1,333
Variety Stores (1.6%)
Costco Wholesale Corp.	204,000	9,876
Wholesale Trade Durable Goods (0.9%)
IKON Office Solutions, Inc.	498,800	5,766
Total Common Stocks (cost: $496,509)		591,370
	Principal	Value
SHORT-TERM OBLIGATIONS (4.4%)
Repurchase Agreements (4.4%)
Investors Bank & Trust Co. 1.75%, Repurchase Agreement dated 12/31/2004 to be repurchased at $27,294 on 01/03/2005 (c)	$27,289	$27,289
Total Short-Term Obligations (cost: $27,289)		27,289
SECURITY LENDING COLLATERAL (8.2%)
Debt (7.7%)
Bank Notes (0.6%)
Bank of America 2.27%, due 01/18/2005 (d) 2.26%, due 02/15/2005 (d) 2.27%, due 03/03/2005 (d) 2.30%, due 06/09/2005 (d)	528 528 615 264	528 528 615 264
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	791 528	791 528
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	264	264
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (d)	264	264
Commercial Paper (1.5%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	659 528	659 528
Fairway Finance–144A 2.36%, due 01/25/2005	990	990
Greyhawk Funding–144A 2.35%, due 02/08/2005	396	396
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	921	921

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Salomon All Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Morgan Stanley Dean Witter & Co.
2.39%, due 03/16/2005 (d)	$1,662	$1,662
2.39%, due 06/10/2005 (d)	1,715	1,715
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	1,316 920	1,316 920
Ranger Funding–144A 2.27%, due 01/14/2005	396	396
Euro Dollar Overnight (0.4%)
BNP Paribas 2.30%, due 01/03/2005	660	660
Harris Trust & Savings Bank 2.23%, due 01/03/2005	264	264
Royal Bank of Canada 2.25%, due 01/19/2005	1,332	1,332
Euro Dollar Terms (2.5%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	308 659	308 660
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	1,256 1,313 1,543	1,256 1,313 1,543
BNP Paribas 2.30%, due 02/01/2005	1,319	1,319
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	1,179 264	1,179 264
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	923 1,148	923 1,148
Den Danske Bank 2.26%, due 01/20/2005	660	660
Dexia Group 2.04%, due 01/21/2005	272	272
Fortis Bank 2.14%, due 01/12/2005	13	13
Lloyds TSB Bank 2.28%, due 02/02/2005	264	264
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	272 1,319	272 1,319
Svenska Handlesbanken 2.25%, due 01/10/2005	396	396

	Principal	Value
Euro Dollar Terms (continued)
Wells Fargo & Co.
2.32%, due 01/14/2005	$1,127	$1,127
2.31%, due 01/28/2005	1,319	1,319
Repurchase Agreements (2.7%) (e)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $3,245 on 01/03/2005	3,245	3,245
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $5,277 on 01/03/2005	5,277	5,277
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $5,271 on 01/03/2005	5,271	5,271
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,638 on 01/03/2005	2,638	2,638
	Shares	Value
Investment Companies (0.5%)
Money Market Funds (0.5%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	42,214	$42
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	685,990	686
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	1,549,307	1,549
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (f)	1,122,070	1,122
Total Security Lending Collateral (cost: $50,926)		50,926
Total Investment Securities (cost: $574,724)		$669,585
SUMMARY:
Investments, at value	108.2%	$669,585
Liabilities in excess of other assets	(8.2)%	(50,679)
Net assets	100.0%	$618,906

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Salomon All Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $46,391.

(c)  At December 31, 2004, the collateral for the repurchase agreement excluding collateral for securities on loan is as follows:

Collateral	Market Value and Accrued Interest
$10,432 Fannie Mae ARM-506434 3.18%, due 04/01/2035	$10,500
$9,746 SBA Pool-506457 4.80%, due 08/25/2028	10,500
$189 Fannie Mae-200292 2.97%, due 01/25/2033	191
$7,379 SBA Pool-801131 4.65%, due 09/01/2034	7,463
$28,654

(d)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(e)  Cash collateral for the Repurchase Agreements, valued at $16,761, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(f)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $6,126 or 1.0% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Salomon All Cap

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $574,724) (including securities loaned of $46,391)	$669,585
Cash	50
Receivables:
Investment securities sold	136
Shares sold	172
Interest	10
Dividends	607
670,560
Liabilities:
Investment securities purchased	5
Accounts payable and accrued liabilities:
Shares redeemed	250
Management and advisory fees	425
Service fees	2
Payable for collateral for securities on loan	50,926
Other	46
51,654
Net Assets	$618,906
Net Assets Consist of:
Capital stock, 100,000 shares authorized ($.01 par value)	$435
Additional paid-in capital	528,957
Undistributed net investment income (loss)	3,328
Accumulated net realized gain (loss) from investment securities	(8,675)
Net unrealized appreciation (depreciation) on investment securities	94,861
Net Assets	$618,906
Net Assets by Class:
Initial Class	$611,410
Service Class	7,496
Shares Outstanding:
Initial Class	43,004
Service Class	528
Net Asset Value and Offering Price Per Share:
Initial Class	$14.22
Service Class	14.21

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$104
Dividends	8,680
Income from loaned securities–net	156
Less withholding taxes on foreign dividends	(155)
8,785
Expenses:
Management and advisory fees	5,128
Printing and shareholder reports	111
Custody fees	69
Administration fees	94
Legal fees	6
Audit fees	16
Directors fees	23
Other	1
Service fees:
Service Class	10
Total expenses	5,458
Net Investment Income (Loss)	3,327
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	35,712
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	13,692
Net Gain (Loss) on Investment Securities	49,404
Net Increase (Decrease) in Net Assets Resulting from Operations	$52,731

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Salomon All Cap

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$3,327	$1,404
Net realized gain (loss) from investment securities	35,712	(515)
Net unrealized appreciation (depreciation) on investment securities	13,692	138,124
	52,731	139,013
Distributions to Shareholders:
From net investment income:
Initial Class	(1,392)	(1,713)
Service Class	(11)	–
	(1,403)	(1,713)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	62,848	201,048
Service Class	6,661	1,263
	69,509	202,311
Dividends and distributions reinvested:
Initial Class	1,392	1,713
Service Class	11	–
	1,403	1,713
Cost of shares redeemed:
Initial Class	(103,444)	(49,032)
Service Class	(861)	(144)
	(104,305)	(49,176)
	(33,393)	154,848
Net increase (decrease) in net assets	17,935	292,148
Net Assets:
Beginning of year	600,971	308,823
End of year	$618,906	$600,971
Undistributed Net Investment Income (Loss)	$3,328	$1,404

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	4,640	18,572
Service Class	497	107
	5,137	18,679
Shares issued–reinvested from distributions:
Initial Class	111	153
Service Class	1	–
	112	153
Shares redeemed:
Initial Class	(7,685)	(4,614)
Service Class	(65)	(12)
	(7,750)	(4,626)
Net increase (decrease) in shares outstanding:
Initial Class	(2,934)	14,111
Service Class	433	95
	(2,501)	14,206

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Salomon All Cap

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$13.06	$0.07	$1.12	$1.19	$(0.03)	$–	$(0.03)	$14.22
	12/31/2003	9.70	0.04	3.36	3.40	(0.04)	–	(0.04)	13.06
	12/31/2002	13.06	0.06	(3.28)	(3.22)	(0.10)	(0.04)	(0.14)	9.70
	12/31/2001	12.99	0.19	0.09	0.28	(0.20)	(0.01)	(0.21)	13.06
	12/31/2000	11.18	0.14	1.90	2.04	(0.20)	(0.03)	(0.23)	12.99
Service Class	12/31/2004	13.08	0.06	1.10	1.16	(0.03)	–	(0.03)	14.21
	12/31/2003	10.13	0.01	2.94	2.95	–	–	–	13.08

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	9.14%	$611,410	0.87%	0.87%	0.53%	36%
	12/31/2003	35.15	599,732	0.86	0.86	0.32	17
	12/31/2002	(24.71)	308,823	0.91	0.91	0.56	134
	12/31/2001	2.09	287,881	1.00	1.00	1.43	83
	12/31/2000	18.30	85,730	1.00	1.25	1.11	118
Service Class	12/31/2004	8.90	7,496	1.13	1.13	0.42	36
	12/31/2003	29.12	1,239	1.12	1.12	0.14	17

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 3, 1999

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Salomon All Cap

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Salomon All Cap ("the Fund"), part of ATSF, began operations on May 3, 1999. The Fund is "non-diversified" under the 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/ dealer applies a portion of the commissions received by such broker/ dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $199 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $67 of program income for its services. When the Fund makes a security loan, it receives cash collateral as

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Salomon All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$4,160	1%
Asset Allocation–Growth Portfolio	54,700	9%
Asset Allocation–Moderate Growth Portfolio	76,521	12%
Asset Allocation–Moderate Portfolio	33,174	5%
Total	$168,555	27%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.90% of the first $100 million of ANA
0.80% of ANA over $100 million

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Salomon All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured for the year ended December 31, 2004. There were no amounts subject to recapture at December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2004, were $13.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $27. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$218,459
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	231,682
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions and capital loss carryforwards.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$885	December 31, 2010
7,784	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2004 was $35,586.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Salomon All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$1,713
Long-term Capital Gain	–
2004 Distributions paid from:
Ordinary Income	1,403
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$3,327
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(8,669)
Net Unrealized Appreciation (Depreciation)	$94,855

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$574,730
Unrealized Appreciation	$104,331
Unrealized (Depreciation)	(9,476)
Net Unrealized Appreciation (Depreciation)	$94,855

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.80% of the first $500 million
0.70% in excess of $500 million

Effective January 1, 2005, the Fund has implemented new expense caps under which the Fund's Operating Expenses, excluding 12b-1 fees, will not exceed 0.90% for the Initial Class and 1.15% for the Service Class of average daily net assets on an annual basis, respectively. To the extent that the Total Fund Operating Expenses would exceed the expense cap for one of the Fund in any month if the maximum Adviser Fee was paid, the Adviser Fee automatically reduces to ensure compliance with the applicable expense cap. If the automatic reduction of the Adviser Fee is not sufficient to maintain an expense cap, the Investment Adviser and/or its affiliates will remit to the appropriate Fund an amount that is sufficient to pay the excess amount and maintain the expense cap.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Salomon All Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon All Cap (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Select+ Aggressive

MARKET ENVIRONMENT

The slowing of the rate of growth for the Gross Domestic Product ("GDP") raised concerns that the growth rate of earnings had peaked earlier in 2004. Regardless, earnings comparisons would be difficult going forward because of the higher level of earnings achieved in the previous twelve months. The somewhat dimmed prospects for growth resulted in price/earnings multiple contractions as stock prices were flat, yet earnings continued to grow. Although the stock market appeared to be more attractively valued, the Federal Reserve Board ("Fed") entered the picture and began raising interest rates at the end of June. Concerns existed that inflation was on the rise, so a series of rate increases from the Fed began to be priced into the financial markets as stock and bond prices suffered. Inflation rates did increase, but the rate of increase in commodity prices appeared to slow as the year progressed, thus easing inflation concerns. The growth rate in China, a major user of industrial commodities, began to slow and the growth demand for commodities weakened and prices fell. Bond prices stabilized and gradually rose. Subsequent increases in short-term rates by the Fed caused long-term rates to fall and the yield curve to flatten as prospects for growth weakened. A weaker U. S. dollar contributed to earnings of companies doing business overseas as goods became more competitively price and currency translations added to profits.

During the past quarter, several potential negatives that had been weighing on the financial markets were avoided, to the benefit of stock and bond returns. First, no promised terrorist incidents occurred in the United States during the presidential campaign or at the time the election. Plus, the election was completed timely as compared to the extended process of the previous election. Also, the election results increased the likelihood of the previously enacted tax cuts on dividends and capital gains becoming permanent.

Oil prices, which some had predicted would reach $60 per barrel, or higher by year end, peaked in October at $55 and then fell to the low $40s range. Although the Fed began raising short-term interest rates starting in June, long-term rates declined during the second half of 2004. This turn of events propelled stock and bond prices higher in the final quarter of the year.

PERFORMANCE

For the year ended December 31, 2004, Select+ Aggressive returned 13.43%. By comparison its primary and former benchmarks, the Standard and Poor's 500 Composite Stock Index ("S&P 500") and the Dow Jones Wilshire 5000 Total Market Index returned 10.87% and 10.85%, respectively.

STRATEGY REVIEW

Select+ Aggressive is structured for long-term, risk tolerant investors seeking a diversified equity portfolio for the purpose of taking advantage of the potential economic turnaround and recovery in corporate earnings. We have selected the general targets for the portfolio of 95% in equities diversified within the broad asset classes and 5% in cash. Equities are the asset of choice particularly as the economy grows above trend.

The mix of assets performed well in 2004, producing a return of 13.43% versus 10.87% for the S&P 500.

Investment Team
Union Planters Investment Advisors, Inc.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Select+ Aggressive

Comparison of change in value of $10,000 investment in Select+ Aggressive and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Select+Aggressive	13.43%	17.97%	12/5/02
S&P 500[1]	10.87%	15.15%	12/5/02
DJ Wilshire 5000[1]	10.85%	15.58%	12/5/02

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. For reporting periods through December 31, 2003, the Fund has selected the DJ Wilshire 5000 Total Market Index as its benchmark measure; however, the S&P 500 is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Select+ Aggressive

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,094.60	0.55%	$2.90
Hypothetical (b)	1,000.00	1,022.37	0.55	2.80

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At December 31, 2004

This chart shows the percentage breakdown by investment type of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Select+ Aggressive

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%) (a)
Agressive Equity (11.6%)
Third Avenue Value, Initial Class	2,513	$53
Capital Preservation (3.7%)
Transamerica Money Market, Initial Class	17,171	17
Growth Equity (64.5%)
T. Rowe Price Equity Income, Initial Class	5,375	115
T. Rowe Price Growth Stock, Initial Class	6,085	132
Transamerica Equity, Initial Class (b)	2,278	47
World Equity (20.2%)
American Century International, Initial Class (b)	10,728	92
Total Investment Companies (cost: $367)		456
Total Investment Securities (cost: $367)		$456
SUMMARY:
Investments, at value	100.0%	$456
Other assets in excess of liabilities	0.0%	0
Net assets	100.0%	$456

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  The Fund invests its assets in the Initial Class shares of underlying portfolios of AEGON/Transamerica Series Fund, Inc., which are affiliates of the Fund.

(b)  No dividends were paid during the preceding twelve months.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Select+ Aggressive

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies, at value (cost: $367)	$456
Due from investment advisor	4
460
Liabilities:
Other	4
4
Net Assets	$456
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$–
Additional paid-in capital	345
Accumulated net investment income (loss)	2
Undistributed net realized gain (loss) from investment in affiliated investment companies	20
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	89
Net Assets	$456
Shares Outstanding:	33
Net Asset Value and Offering Price Per Share:	$13.99

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$2
Expenses:
Custody fees	18
Audit fees	13
Other	1
Total expenses	32
Less:
Advisory fee waiver and expense reimbursement	(29)
Net expenses	3
Net Investment Income (Loss)	(1)
Net Realized and Unrealized Gain (Loss):
Investment in affiliated investment companies	20
Capital gain distributions from investment in affiliated investment companies	4
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	30
Net Gain (Loss) on Investments in Affiliated Investment Companies	54
Net Increase (Decrease) in Net Assets Resulting from Operations	$53

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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Select+ Aggressive

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(1)	$(1)
Net realized gain (loss) from investment in affiliated investment companies and capital gain distributions	24	3
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	30	61
	53	63
Distributions to Shareholders:
From net realized gains	(3)	–
	(3)	–
Capital Share Transactions:
Proceeds from shares sold	27	316
Dividends and distributions reinvested	3	–
Cost of shares redeemed	(77)	(24)
	–	–
	(47)	292
Net increase (decrease) in net assets	3	355
Net Assets:
Beginning of year	453	98
End of year	$456	$453
Accumulated Net Investment Income (Loss)	$2	$(1)
Share Activity:
Shares issued	3	28
Shares redeemed	(6)	(2)
Net increase (decrease) in shares outstanding	(3)	26

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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Select+ Aggressive

FINANCIAL HIGHLIGHTS

	For a share outstanding throughout each period (a)
	Net Asset	Investment Operations			Distributions			Net Asset
For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
12/31/2004	$12.42	$(0.01)	$1.66	$1.65	$–	$(0.08)	$(0.08)	$13.99
12/31/2003	9.76	(0.03)	2.69	2.66	–	–	–	12.42
12/31/2002	10.00	–	(0.24)	(0.24)	–	–	–	9.76

		Ratios/Supplemental Data
For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
12/31/2004	13.43%	$456	0.55%	7.06%	(0.10)%	19%
12/31/2003	27.25	453	0.55	25.81	(0.25)	23
12/31/2002	(2.40)	98	0.55	77.92	(0.49)	–

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception date of the Fund is December 5, 2002.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Select+ Aggressive

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Select+ Aggressive ("the Fund"), part of ATSF, began operations on December 5, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of ATSF. The net asset values of the underlying portfolios are determined at the close of the NYSE (generally 4:00 p.m. eastern time) on the valuation date.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Transamerica Investment Management, LLC is an affiliate of the Fund and sub-adviser to other funds within ATSF.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.55% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$53	12/31/2006
Fiscal Year 2004	29	12/31/2007

Distribution and service fees: The fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the 12b-1 plan to pay fees up to the following limit of 0.15%.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Select+ Aggressive

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was less than $1. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$85
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	132
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, distributions from underlying investment companies and wash sales.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	4
Accumulated net realized gain (loss) from investment securities	(4)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$–
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	$2
Long-term capital gain	1

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$2
Undistributed Long-term Capital Gains	$21
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$88

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$368
Unrealized Appreciation	$88
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$88

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Select+ Aggressive

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 5.–(continued)

is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Select+ Aggressive

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select+ Aggressive (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Select+ Aggressive

SUPPLEMENTAL TAX INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1 for the year ended December 31, 2004.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Select+ Conservative

MARKET ENVIRONMENT

The slowing of the rate of growth for the Gross Domestic Product ("GDP") raised concerns that the growth rate of earnings had peaked earlier in 2004. Regardless, earnings comparisons would be difficult going forward because of the higher level of earnings achieved in the previous twelve months. The somewhat dimmed prospects for growth resulted in price/earnings multiple contractions as stock prices were flat, yet earnings continued to grow. Although the stock market appeared to be more attractively valued, the Federal Reserve Board ("Fed") entered the picture and began raising interest rates at the end of June. Concerns existed that inflation was on the rise, so a series of rate increases from the Fed began to be priced into the financial markets as stock and bond prices suffered. Inflation rates did increase, but the rate of increase in commodity prices appeared to slow as the year progressed, thus easing inflation concerns. The growth rate in China, a major user of industrial commodities, began to slow and the growth demand for commodities weakened and prices fell. Bond prices stabilized and gradually rose. Subsequent increases in short-term rates by the Fed caused long-term rates to fall and the yield curve to flatten as prospects for growth weakened. A weaker U. S. dollar contributed to earnings of companies doing business overseas as goods became more competitively price and currency translations added to profits.

During the past quarter, several potential negatives that had been weighing on the financial markets were avoided, to the benefit of stock and bond returns. First, no promised terrorist incidents occurred in the United States during the presidential campaign or at the time the election. Plus, the election was completed timely as compared to the extended process of the previous election. Also, the election results increased the likelihood of the previously enacted tax cuts on dividends and capital gains becoming permanent.

Oil prices, which some had predicted would reach $60 per barrel, or higher by year end, peaked in October at $55 and then fell to the low $40s range. Although the Fed began raising short-term interest rates starting in June, long-term rates declined during the second half of 2004. This turn of events propelled stock and bond prices higher in the final quarter of the year.

PERFORMANCE

For the year ended December 31, 2004, Select+ Conservative returned 7.34%. By comparison its primary and secondary benchmarks, the Lehman Brothers Aggregate Bond Index and the Standard and Poor's 500 Composite Stock Index returned 4.34% and 10.87%, respectively.

STRATEGY REVIEW

For conservative investors, a large exposure in bonds can provide relatively higher current income along with less volatile returns. This kind of approach is utilized for Select+ Conservative. However, in addition to the general targets of keeping 70% of the portfolio in bonds and an additional 5% in cash, we have allocated a target of 25% for equities. The purpose of the allocation to equities is to serve as a hedge in the event of superior relative performance of stocks compared to bonds as was the case in 2004.

Investment Team
Union Planters Investment Advisors, Inc.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Select+ Conservative

Comparison of change in value of $10,000 investment in Select+Conservative and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Select+Conservative	7.34%	9.48%	12/5/02
LBAB[1]	4.34%	5.06%	12/5/02
S&P 500[1]	10.87%	15.15%	12/5/02

NOTES

1  The Lehman Brothers Aggregate Bond (LBAB) Index and Standard and Poor's 500 Composite Stock (S&P 500) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Select+ Conservative

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,061.20	0.55%	$2.85
Hypothetical (b)	1,000.00	1,022.37	0.55	2.80

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At December 31, 2004

This chart shows the percentage breakdown by investment type of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Select+ Conservative

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%) (a)
Agressive Equity (6.8%)
Third Avenue Value, Initial Class	14,720	$309
Capital Preservation (4.3%)
Transamerica Money Market, Initial Class	198,043	198
Fixed-Income (65.7%)
MFS High Yield, Initial Class	67,340	710
PIMCO Total Return, Initial Class	150,388	1,672
Transamerica US Government Securities, Initial Class	49,795	613
Growth Equity (23.2%)
T. Rowe Price Equity Income, Initial Class	25,093	535
T. Rowe Price Growth Stock, Initial Class	24,019	520
Total Investment Companies (cost: $4,094)		4,557
Total Investment Securities (cost: $4,094)		$4,557
SUMMARY:
Investments, at value	100.0%	$4,557
Liabilities in excess of other assets	(0.0)%	(2)
Net assets	100.0%	$4,555

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  The portfolios are part of AEGON/Transamerica Series Fund, Inc., and are affiliates of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Select+ Conservative

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies, at value (cost: $4,094)	$4,557
Receivables:
Investment securities sold	5
Due from investment advisor	2
4,564
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	5
Other	4
9
Net Assets	$4,555
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$4
Additional paid-in capital	3,963
Undistributed net investment income (loss)	89
Undistributed net realized gain (loss) from investment in affiliated investment companies	36
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	463
Net Assets	$4,555
Shares Outstanding	380
Net Asset Value and Offering Price Per Share	$11.98

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$87
Expenses:
Management and advisory fees	4
Custody fees	22
Administration fees	1
Audit fees	13
Total expenses	40
Less:
Advisory fee waiver and expense reimbursement	(18)
Net expenses	22
Net Investment Income (Loss)	65
Net Realized and Unrealized Gain (Loss)
Investment in affiliated investment companies	31
Capital gain distributions from investment in affiliated investment companies	30
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	179
Net Gain (Loss) on Investment in Affiliated Investment Companies	240
Net Increase (Decrease) in Net Assets Resulting from Operations	$305

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Select+ Conservative

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$65	$18
Net realized gain (loss) from investment in affiliated investment companies and capital gain distributions	61	9
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	179	284
	305	311
Distributions to Shareholders:
From net investment income	(18)	–
From net realized gains	(10)	–
	(28)	–
Capital Share Transactions:
Proceeds from shares sold	847	3,417
Dividends and distributions reinvested	27	–
Cost of shares redeemed	(302)	(134)
	572	3,283
Net increase (decrease) in net assets	849	3,594
Net Assets:
Beginning of year	3,706	112
End of year	$4,555	$3,706
Undistributed Net Investment Income (Loss)	$89	$18

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued	74	332
Shares issued–reinvested from distributions	2	–
Shares redeemed	(26)	(13)
Net increase (decrease) in shares outstanding	50	319

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Select+ Conservative

FINANCIAL HIGHLIGHTS

	For a share outstanding throughout each period (a)
	Net Asset	Investment Operations			Distributions			Net Asset
For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
12/31/2004	$11.24	$0.19	$0.63	$0.82	$(0.05)	$(0.03)	$(0.08)	$11.98
12/31/2003	10.03	0.08	1.13	1.21	–	–	–	11.24
12/31/2002	10.00	–	0.03	0.03	–	–	–	10.03

		Ratios/Supplemental Data
For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
12/31/2004	7.34%	$4,555	0.55%	1.00%	1.62%	8%
12/31/2003	12.06	3,706	0.55	2.49	0.73	6
12/31/2002	0.30	112	0.55	72.67	(0.49)	–

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception date for the Fund is December 5, 2002.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Select+ Conservative

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Select+ Conservative ("the Fund"), part of ATSF, began operations on December 5, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of ATSF. The net asset values of the underlying portfolios are determined at the close of the NYSE (generally 4:00 p.m. eastern time) on the valuation date.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Transamerica Investment Management, LLC and Great Companies LLC are both affiliates of the Fund and sub-advisers to other funds within ATSF.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.55% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$47	12/31/2006
Fiscal Year 2004	18	12/31/2007

Distribution and service fees: The fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the 12b-1 plan to pay fees up to the following limit of 0.15%.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Select+ Conservative

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was less than $1. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$961
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	315
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, distributions from underlying investment companies and wash sales.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Undistributed net investment income (loss)	$24
Accumulated net realized gain (loss)	(24)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$–
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	$23
Long-term capital gain	5

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$89
Undistributed Long-term Capital Gains	$36
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$463

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$4,094
Unrealized Appreciation	$463
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$463

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Select+ Conservative

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 5.–(continued)

be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidairies of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Select+ Conservative

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select+ Conservative (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Select+ Conservative

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $5 for the year ended December 31, 2004.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Select+ Growth & Income

MARKET ENVIRONMENT

The slowing of the rate of growth for the Gross Domestic Product ("GDP") raised concerns that the growth rate of earnings had peaked earlier in 2004. Regardless, earnings comparisons would be difficult going forward because of the higher level of earnings achieved in the previous twelve months. The somewhat dimmed prospects for growth resulted in price/earnings multiple contractions as stock prices were flat, yet earnings continued to grow. Although the stock market appeared to be more attractively valued, the Federal Reserve Board ("Fed") entered the picture and began raising interest rates at the end of June. Concerns existed that inflation was on the rise, so a series of rate increases from the Fed began to be priced into the financial markets as stock and bond prices suffered. Inflation rates did increase, but the rate of increase in commodity prices appeared to slow as the year progressed, thus easing inflation concerns. The growth rate in China, a major user of industrial commodities, began to slow and the growth demand for commodities weakened and prices fell. Bond prices stabilized and gradually rose. Subsequent increases in short-term rates by the Fed caused long-term rates to fall and the yield curve to flatten as prospects for growth weakened. A weaker U. S. dollar contributed to earnings of companies doing business overseas as goods became more competitively price and currency translations added to profits.

During the past quarter, several potential negatives that had been weighing on the financial markets were avoided, to the benefit of stock and bond returns. First, no promised terrorist incidents occurred in the United States during the presidential campaign or at the time the election. Plus, the election was completed timely as compared to the extended process of the previous election. Also, the election results increased the likelihood of the previously enacted tax cuts on dividends and capital gains becoming permanent.

Oil prices, which some had predicted would reach $60 per barrel, or higher by year end, peaked in October at $55 and then fell to the low $40s range. Although the Fed began raising short-term interest rates starting in June, long-term rates declined during the second half of 2004. This turn of events propelled stock and bond prices higher in the final quarter of the year.

PERFORMANCE

For the year ended December 31, 2004, Select+ Growth & Income returned 10.70%. By comparison its primary and secondary benchmarks, the Standard and Poor's 500 Composite Stock Index ("S&P 500"), and the Lehman Brothers Aggregate Bond Index and its former benchmark the Dow Jones Wilshire 5000 Total Market Index returned 10.87%, 4.34% and 10.85%, respectively.

STRATEGY REVIEW

Select+ Growth & Income is structured for investors seeking a larger exposure in equities yet with a desire for relatively higher income and less volatile returns.

We have selected the general targets for the portfolio of 60% in equities, 35% in bonds, and an additional 5% in cash. The purpose of the higher allocation to equities relative to fixed income is to potentially take advantage of above-trend economic growth.

As a result of the allocation to bonds, the portfolio returned 10.70% for 2004, slightly below the S & P 500 which returned 10.87%.

Investment Team
Union Planters Investment Advisors, Inc.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Select+ Growth & Income  1

Select+ Growth & Income

Comparison of change in vlaue of $10,000 investment in Select+Growth & Income and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Select+Growth & Income	10.70%	14.44%	12/5/02
S&P 500[1]	10.87%	15.15%	12/5/02
LBAB[1]	4.34%	5.06%	12/5/02
DJ Wilshire 5000[1]	10.85%	15.58%	12/5/02

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index, Lehman Brothers Aggregate Bond (LBAB) Index and Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. For reporting periods through December 31, 2003, the Fund selected the DJ Wilshire 5000 as its benchmark measure; however, the S&P 500 is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Select+ Growth & Income  2

Select+ Growth & Income

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,079.90	0.55%	$2.88
Hypothetical (b)	1,000.00	1,022.37	0.55	2.80

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At December 31, 2004

This chart shows the percentage breakdown by investment type of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%)(a)
Agressive Equity (12.3%)
Third Avenue Value, Initial Class	42,300	$888
Capital Preservation (4.0%)
Transamerica Money Market, Initial Class	286,023	286
Fixed-Income (30.7%)
MFS High Yield, Initial Class	65,248	688
PIMCO Total Return, Initial Class	136,293	1,516
Growth Equity (42.2%)
T. Rowe Price Equity Income, Initial Class	36,085	769
T. Rowe Price Growth Stock, Initial Class	86,426	1,869
Transamerica Equity, Initial Class(b)	19,127	399
World Equity (10.8%)
American Century International, Initial Class(b)	90,341	778
Total Investment Companies (cost: $5,930)		7,193
Total Investment Securities (cost: $5,930)		$7,193
SUMMARY:
Investments, at value	100.0%	$7,193
Liabilities in excess of other assets	(0.0)%	(3)
Net assets	100.0%	$7,190

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  The Portfolio's are part of AEGON/Transamerica Series Fund, Inc., and are affiliates of the Fund.

(b)  No dividends were paid during the preceding twelve months.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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Select+ Growth & Income

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004

(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies, at value (cost: $5,930)	$7,193
Receivables:
Investment securities sold	9
Due from investment advisor	1
7,203
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	9
Other	4
13
Net Assets	$7,190
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$5
Additional paid-in capital	5,714
Undistributed net investment income (loss)	86
Undistributed net realized gain (loss) from investment in affiliated investment companies	122
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	1,263
Net Assets	$7,190
Shares Outstanding	546
Net Asset Value and Offering Price Per Share	$13.17

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$82
Expenses:
Management and advisory fees	6
Custody fees	23
Administration fees	1
Audit fees	13
Registration fees	1
Total expenses	44
Less:
Advisory fee waiver and expense reimbursement	(10)
Net expenses	34
Net Investment Income (Loss)	48
Net Realized and Unrealized Gain (Loss):
Investment in affiliated investment companies	106
Capital gain distributions from investment in affiliated investment companies	54
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	467
Net Gain (Loss) on Investment in Affiliated Investment Companies	627
Net Increase (Decrease) in Net Assets Resulting from Operations	$675

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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Select+ Growth & Income

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31,	December 31,
	2004	2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$48	$3
Net realized gain (loss) from investment in affiliated investment companies and capital gain distributions	160	25
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	467	799
	675	827
Distributions to Shareholders:
From net investment income	(3)	–
From net realized gains	(25)	–
	(28)	–
Capital Share Transactions:
Proceeds from shares sold	1,505	3,708
Dividends and distributions reinvested	28	–
Cost of shares redeemed	(360)	(210)
	–	–
	1,173	3,498
Net increase (decrease) in net assets	1,820	4,325
Net Assets:
Beginning of year	5,370	1,045
End of year	$7,190	$5,370
Undistributed Net Investment Income (Loss)	$86	$3

	December 31,	December 31,
	2004	2003
Share Activity:
Shares issued	124	364
Shares issued–reinvested from distributions	2	–
Shares redeemed	(30)	(20)
Net increase (decrease) in shares outstanding	96	344

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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FINANCIAL HIGHLIGHTS

	For a share outstanding throughout each period (a)
	Net Asset	Investment Operations			Distributions			Net Asset
For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
12/31/2004	$11.95	$0.09	$1.18	$1.27	$–	$(0.05)	$(0.05)	$13.17
12/31/2003	9.88	0.01	2.06	2.07	–	–	–	11.95
12/31/2002	10.00	–	(0.12)	(0.12)	–	–	–	9.88

		Ratios/Supplemental Data
For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
12/31/2004	10.70%	$7,190	0.55%	0.71%	0.75%	11%
12/31/2003	20.95	5,370	0.55	1.64	0.07	15
12/31/2002	(1.20)	1,045	0.55	17.63	(0.49)	–

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception date for the Fund is December 5, 2002.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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Select+ Growth & Income

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Select+ Growth & Income ("the Fund"), part of ATSF, began operations on December 5, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Pricing of Shares: The Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of ATSF. The net asset values of the underlying portfolios are determined at the close of the NYSE (generally 4:00 p.m. eastern time) on the valuation date.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Transamerica Investment Management, LLC and Great Companies LLC are both affiliates of the Fund and sub-advisers to other funds within ATSF.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.55% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$42	12/31/2006
Fiscal Year 2004	10	12/31/2007

Distribution and service fees: The fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the 12b-1 plan to pay fees up to the following limit of 0.15%.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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Select+ Growth & Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was less than $1. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$1,956
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	702
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, distributions from underlying investment companies and wash sales.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	38
Accumulated net realized gain (loss) from investment securities	(38)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$–
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	$23
Long-term capital gain	5

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$91
Undistributed Long-term Capital Gains	$118
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$1,262

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$5,931
Unrealized Appreciation	$1,262
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$1,262

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Select+ Growth & Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 5.–(continued)

likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Select+ Growth & Income

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select+ Growth & Income (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

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SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION
(all amount in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $5 for the year ended December 31, 2004.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

T. Rowe Price Equity Income

MARKET ENVIRONMENT

U.S. stocks posted their second consecutive year of gains for the first time since 1998-1999. Value shares outstripped growth by an impressive margin in 2004, while small- and mid-cap stocks outpaced large-company shares. The widely followed Dow Jones Industrial Average registered the smallest gain, while the broader market indices, including the Standard and Poor's 500 Composite Stock Index ("S&P 500") and NASDAQ Composite Index, were stronger.

The Federal Reserve Board's ("Fed") five rate increases last year, which lifted the federal fund's rate target from 1.00% to 2.25%, failed to dampen the economic boost provided by firm stock prices, low long-term interest rates, tight yields among bonds of various qualities, and a falling dollar. Consumer and housing demand continue to draw support from job gains, income growth, and low interest rates. Resilient profit margins, steady cash flow, and rising utilization rates underpinned capital expenditures.

While employment gains have been somewhat choppy, we believe they are strong enough to gradually reduce the unemployment rate over time. An upturn in the growth of labor costs and higher import prices, driven by a weak dollar, are generating a cyclical rise in inflation. Inflation remains relatively low in historical terms, which, we believe, will allow the Fed to continue to tighten monetary policy gradually in coming months.

The past year ended on a positive note as consumer confidence recovered to the level attained in mid-summer. The weakness in recent months was most likely related to uncertainty about employment prospects, spiking oil prices, and uneasiness surrounding the election – concerns that moderated during the final weeks of the year.

PERFORMANCE

For the year ended December 31, 2004, T. Rowe Price Equity Income, Initial Class returned 14.81%. By comparison its benchmark, the S&P 500 returned 10.87%

STRATEGY REVIEW

The portfolio posted strong absolute results and outpaced the S&P 500 for the twelve-month period due to several factors, including a significant underweight in information technology ("IT") and strong security selection plus an underweight in healthcare. Due to concerns about technology companies' ability to meet second-half earnings projections, IT traded significantly lower in the third quarter and was one of the worst-performing S&P 500 sectors during the year.

Healthcare badly lagged the market as pharmaceutical securities were impaired by limited growth prospects, generic competitive pressures, and more recently by Merck & Co., Inc.'s problems with Vioxx and Pfizer Inc.'s with Celebrex. Within the sector, healthcare insurer CIGNA Corporation boosted relative results because of an improvement in the firm's fundamentals and stronger-than-anticipated performance in its healthcare business. Cardinal Health, Inc., a new portfolio position, rebounded following a series of negative events that drove the stock down in the second and third quarters.

Energy was the best-performing sector in the S&P 500 over the year due to rising energy prices and improved investor sentiment, and an overweight position benefited relative performance. In addition, strong stock selection in the utilities sector enhanced our return versus the benchmark. TXU Corp. benefited from a new management team and the sale of non-core assets to improve the company's balance sheet. On a negative note, security selection in the consumer discretionary sector detracted slightly as The New York Times Company, Dow Jones & Company, Inc., and Knight-Ridder, Inc. were hurt by sluggish advertising trends.

Brian C. Rogers

Portfolio Manager
T. Rowe Price Associates, Inc.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

T. Rowe Price Equity Income

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	From Inception	Inception Date
Initial Class	14.81%	7.60%	12.55%	1/3/95
S&P 500[1]	10.87%	(2.30)%	12.06%	1/3/95
Service Class	14.56%	–	22.62%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

T. Rowe Price Equity Income

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,098.90	0.78%	$4.12
Hypothetical (b)	1,000.00	1,021.22	0.78	3.96
Service Class
Actual	1,000.00	1,098.30	1.05	5.54
Hypothetical (b)	1,000.00	1,019.86	1.05	5.33

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

T. Rowe Price Equity Income

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES (0.2%)
Communications Equipment (0.2%)
Lucent Technologies, Inc. 8.00%, due 08/01/2031	$1,965	$2,186
Total Corporate Debt Securities (cost: $1,493)		2,186
	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.4%)
Automotive (0.1%)
Ford Motor Co. Capital Trust II	16,000	$842
Insurance (0.3%)
UnumProvident Corp. (a)	78,400	2,381
Total Convertible Preferred Stocks (cost: $2,760)		3,223
COMMON STOCKS (94.7%)
Aerospace (2.3%)
Honeywell International, Inc.	375,700	13,304
Lockheed Martin Corp.	155,400	8,632
Amusement & Recreation Services (1.1%)
Disney (Walt) Co. (The)	362,700	10,083
Automotive (0.9%)
Genuine Parts Co.	176,150	7,761
Beverages (1.3%)
Coca-Cola Co. (The)	291,800	12,148
Coca-Cola Enterprises, Inc.	13,000	271
Business Credit Institutions (0.7%)
Fannie Mae	90,700	6,459
Business Services (0.5%)
Cendant Corp.	185,200	4,330
Dun & Bradstreet Corp. (a)	12,350	737
Chemicals & Allied Products (4.3%)
Clorox Co.	67,400	3,972
Colgate-Palmolive Co.	220,200	11,265
Dow Chemical Co. (The)	181,400	8,981
du Pont (E.I.) de Nemours & Co.	155,400	7,622
Great Lakes Chemical Corp. (b)	139,900	3,986
International Flavors & Fragrances, Inc.	103,600	4,438
Commercial Banks (8.1%)
AmSouth Bancorp (b)	32,000	829
Bank of America Corp.	279,838	13,150
Bank of Ireland	270,800	4,478
Citigroup, Inc.	116,059	5,592
JPMorgan Chase & Co.	452,122	17,637
Mellon Financial Corp.	272,080	8,464
Mercantile Bankshares Corp.	72,500	3,785

	Shares	Value
Commercial Banks (continued)
National City Corp.	108,800	$4,085
Northern Trust Corp.	67,400	3,274
SunTrust Banks, Inc.	116,600	8,614
Wells Fargo & Co.	67,320	4,184
Wilmington Trust Corp.	47,400	1,714
Communication (2.9%)
Comcast Corp.–Class A (a)	388,638	12,934
Viacom, Inc.–Class B	392,700	14,290
Communications Equipment (2.5%)
Lucent Technologies, Inc. (a)(b)	473,300	1,780
Lucent Technologies, Inc. Warrants, Expires 12/10/2007 (a)	6,520	10
Motorola, Inc.	414,500	7,129
Nokia Corp.–ADR	388,600	6,089
Rockwell Collins, Inc.	202,100	7,971
Computer & Data Processing Services (0.9%)
Microsoft Corp.	323,900	8,651
Computer & Office Equipment (0.8%)
Hewlett-Packard Co.	362,685	7,606
Department Stores (0.5%)
May Department Stores Co. (The) (b)	155,450	4,570
Electric Services (3.6%)
Constellation Energy Group, Inc.	155,400	6,793
Duke Energy Corp. (b)	375,700	9,517
FirstEnergy Corp.	124,350	4,913
Progress Energy, Inc. (b)	67,500	3,054
TECO Energy, Inc. (b)	115,600	1,773
TXU Corp. (b)	51,100	3,299
Xcel Energy, Inc. (b)	227,600	4,142
Electric, Gas & Sanitary Services (1.0%)
NiSource, Inc.	414,500	9,442
Electronic & Other Electric Equipment (4.3%)
Cooper Industries, Ltd.–Class A	116,707	7,923
Emerson Electric Co.	57,000	3,996
General Electric Co.	507,750	18,533
Sony Corp.	115,000	4,444
Whirlpool Corp. (b)	71,300	4,935
Electronic Components & Accessories (1.3%)
Freescale Semiconductor, Inc.–Class B (b)	26,167	480
Intel Corp.	153,500	3,590
Texas Instruments, Inc.	310,900	7,654
Environmental Services (0.9%)
Waste Management, Inc.	272,062	8,146

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

T. Rowe Price Equity Income

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Fabricated Metal Products (0.8%)
Fortune Brands, Inc.	93,300	$7,201
Food & Kindred Products (2.9%)
Altria Group, Inc.	77,400	4,729
Campbell Soup Co. (b)	259,100	7,745
ConAgra Foods, Inc.	129,500	3,814
General Mills, Inc. (b)	155,400	7,725
Hercules, Inc. (a)	212,000	3,148
Hotels & Other Lodging Places (1.2%)
Hilton Hotels Corp.	259,100	5,892
Starwood Hotels & Resorts Worldwide, Inc.	90,726	5,298
Industrial Machinery & Equipment (0.9%)
Baker Hughes, Inc.	47,400	2,023
Pall Corp.	233,200	6,751
Instruments & Related Products (2.4%)
Agilent Technologies, Inc. (a)	11,000	265
Eastman Kodak Co. (b)	272,000	8,772
Raytheon Co.	220,200	8,550
Rockwell Automation, Inc.	103,600	5,133
Insurance (3.8%)
Chubb Corp.	82,900	6,375
Cigna Corp.	33,200	2,708
SAFECO Corp. (b)	150,300	7,852
St. Paul Travelers Cos. Inc. (The)	212,410	7,874
UnumProvident Corp. (b)	362,700	6,507
XL Capital, Ltd.–Class A (b)	51,800	4,022
Insurance Agents, Brokers & Service (1.7%)
Marsh & McLennan Cos., Inc.	466,400	15,345
Life Insurance (0.8%)
Lincoln National Corp.	155,466	7,257
Lumber & Other Building Materials (0.8%)
Home Depot, Inc. (The)	168,400	7,197
Manufacturing Industries (1.1%)
Mattel, Inc. (b)	518,200	10,100
Medical Instruments & Supplies (0.8%)
Baxter International, Inc.	220,200	7,606
Mining (0.5%)
Vulcan Materials Co.	85,700	4,680
Motion Pictures (1.3%)
Time Warner, Inc. (a)	621,800	12,088
Oil & Gas Extraction (1.7%)
Anadarko Petroleum Corp.	103,600	6,714
Schlumberger, Ltd.	64,800	4,338
Unocal Corp.	116,600	5,042

	Shares	Value
Paper & Allied Products (2.6%)
International Paper Co.	259,093	$10,882
Kimberly-Clark Corp.	114,000	7,502
MeadWestvaco Corp.	168,400	5,707
Petroleum Refining (6.9%)
Amerada Hess Corp. (b)	116,630	9,608
BP PLC, Sponsored ADR	155,474	9,080
ChevronTexaco Corp.	304,850	16,008
Exxon Mobil Corp.	317,438	16,272
Royal Dutch Petroleum Co.–NY Shares	233,200	13,381
Pharmaceuticals (8.2%)
Abbott Laboratories	154,200	7,193
Bristol-Myers Squibb Co.	466,300	11,947
Cardinal Health, Inc.	102,200	5,943
Chiron Corp. (a)	6,300	210
Johnson & Johnson	194,300	12,323
MedImmune, Inc. (a)	246,100	6,672
Merck & Co., Inc.	453,400	14,572
Schering-Plough Corp.	323,900	6,763
Wyeth	259,100	11,035
Primary Metal Industries (0.9%)
Alcoa, Inc.	141,900	4,459
Nucor Corp. (b)	72,500	3,795
Printing & Publishing (3.0%)
Dow Jones & Co., Inc.	233,200	10,042
Knight-Ridder, Inc.	77,700	5,201
New York Times Co.–Class A	310,900	12,685
Railroads (2.0%)
Norfolk Southern Corp.	178,400	6,456
Union Pacific Corp.	181,400	12,199
Regional Mall (0.5%)
Simon Property Group, Inc.	77,732	5,027
Restaurants (0.7%)
McDonald's Corp.	205,900	6,601
Rubber & Misc. Plastic Products (1.0%)
Newell Rubbermaid, Inc.	388,600	9,400
Security & Commodity Brokers (3.1%)
American Express Co.	128,500	7,244
Charles Schwab Corp. (The)	816,100	9,761
Janus Capital Group, Inc.	103,300	1,736
Morgan Stanley	181,400	10,071
Telecommunications (6.0%)
ALLTEL Corp.	142,500	8,373
AT&T Corp.	336,810	6,420
Qwest Communications International (b)	1,658,100	7,362

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

T. Rowe Price Equity Income

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Telecommunications (continued)
SBC Communications, Inc.	323,874	$8,346
Sprint Corp. (FON Group)	453,400	11,267
TELUS Corp.	41,300	1,249
TELUS Corp. Non Voting Shares	60,600	1,751
Verizon Communications, Inc.	268,642	10,883
Tobacco Products (0.7%)
UST, Inc.	129,500	6,230
Wholesale Trade Nondurable Goods (0.5%)
Unilever NV	72,200	4,840
Total Common Stocks (cost: $697,216)		882,706
	Principal	Value
SECURITY LENDING COLLATERAL (8.6%)
Debt (8.0%)
Bank Notes (0.6%)
Bank of America
2.27%, due 01/18/2005 (c)	$831	$831
2.26%, due 02/15/2005 (c)	831	831
2.27%, due 03/03/2005 (c)	968	968
2.30%, due 06/09/2005 (c)	415	416
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	1,246 831	1,246 831
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	415	415
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	415	415
Commercial Paper (1.6%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	1,039 831	1,039 831
Fairway Finance–144A 2.36%, due 01/25/2005	1,559	1,559
Greyhawk Funding–144A 2.35%, due 02/08/2005	623	623
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	1,450	1,450
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	2,617 2,700	2,617 2,701
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	2,073 1,449	2,073 1,449
Ranger Funding–144A 2.27%, due 01/14/2005	623	623

	Principal	Value
Euro Dollar Overnight (0.5%)
BNP Paribas 2.30%, due 01/03/2005	$2,077	$2,077
Harris Trust & Savings Bank 2.23%, due 01/03/2005	415	415
Royal Bank of Canada 2.25%, due 01/19/2005	2,098	2,098
Euro Dollar Terms (2.5%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	485 1,039	485 1,039
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	1,978 2,067 2,430	1,978 2,067 2,430
BNP Paribas 2.30%, due 02/01/2005	1,039	1,039
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	1,857 415	1,857 415
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	1,454 1,807	1,454 1,807
Den Danske Bank 1.82%, due 11/19/2004	1,039	1,039
Dexia Group 2.04%, due 01/21/2005	428	428
Fortis Bank 2.14%, due 01/12/2005	21	21
Lloyds TSB Bank 2.28%, due 02/02/2005	415	415
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	428 2,077	428 2,077
Svenska Handlesbanken 2.25%, due 01/10/2005	623	623
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	1,774 2,077	1,774 2,077
Repurchase Agreements (2.8%) (d)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $5,110 on 01/03/2005	5,110	5,110
Merrill Lynch & Co. Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $8,301 on 01/03/2005	8,301	8,301

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

T. Rowe Price Equity Income

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (continued)
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $4,155 on 01/03/2005	$4,155	$4,155
The Goldman Sachs Group, Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $8,309 on 01/03/2005	8,309	8,309
	Shares	Value
Investment Companies (0.6%)
Money Market Funds (0.6%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	66,473	$67
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	1,080,192	1,080

	Shares	Value
Money Market Funds (continued)
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	2,439,608	$2,440
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	1,766,861	1,767
Total Security Lending Collateral (cost: $80,190)		80,190
Total Investment Securities (cost: $781,659)		$968,305
SUMMARY:
Investments, at value	103.9%	$968,305
Liabilities in excess of other assets	(3.9)%	(36,558)
Net assets	100.0%	$931,747

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $77,094.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $26,392, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $9,647 or 1.0% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

T. Rowe Price Equity Income

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $781,659) (including securities loaned of $77,094)	$968,305
Cash	41,971
Receivables:
Investment securities sold	191
Shares sold	529
Interest	110
Dividends	1,703
Dividend reclaims receivable	1
1,012,810
Liabilities:
Investment securities purchased	208
Accounts payable and accrued liabilities:
Shares redeemed	113
Management and advisory fees	493
Service fees	2
Payable for collateral for securities on loan	80,190
Other	57
81,063
Net Assets	$931,747
Net Assets Consist of:
Capital stock, 150,000 shares authorized ($.01 par value)	$437
Additional paid-in capital	657,774
Undistributed net investment income (loss)	16,784
Undistributed net realized gain (loss) from investment securitiesand foreign currency transactions	70,105
Net unrealized appreciation (depreciation) on:
Investment securities	186,646
Translation of assets and liabilites denominated in foreign currencies	1
Net Assets	$931,747
Net Assets by Class:
Initial Class	$919,982
Service Class	11,765
Shares Outstanding:
Initial Class	43,146
Service Class	549
Net Asset Value and Offering Price Per Share:
Initial Class	$21.32
Service Class	21.42

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$450
Dividends	24,864
Income from loaned securities–net	123
Less withholding taxes on foreign dividends	(204)
25,233
Expenses:
Management and advisory fees	7,965
Printing and shareholder reports	41
Custody fees	115
Administration fees	161
Legal fees	11
Audit fees	13
Directors fees	39
Service fees:
Service Class	15
Total expenses	8,360
Net Investment Income (Loss)	16,873
Net Realized Gain (Loss) from:
Investment securities	72,993
Foreign currency transactions	(66)
72,927
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	55,451
Translation of assets and liabilities denominated in foreign currencies	1
55,452
Net Gain (Loss) on Investments and Foreign Currency Transactions	128,379
Net Increase (Decrease) in Net Assets Resulting from Operations	$145,252

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

T. Rowe Price Equity Income

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$16,873	$14,364
Net realized gain (loss) from investment securities and foreign currency transactions	72,927	9,964
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	55,452	181,511
	145,252	205,839
Distributions to Shareholders:
From net investment income:
Initial Class	(14,261)	(6,057)
Service Class	(75)	–
	(14,336)	(6,057)
From net realized gains:
Initial Class	(7,604)	(4,937)
Service Class	(49)	(2)
	(7,653)	(4,939)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	77,081	329,794
Service Class	12,081	1,377
	89,162	331,171
Proceeds from fund acquisition:
Initial Class	–	54,542
Service Class	–	–
	–	54,542
Dividends and distributions reinvested:
Initial Class	21,865	10,994
Service Class	124	2
	21,989	10,996
Cost of shares redeemed:
Initial Class	(360,087)	(51,433)
Service Class	(2,857)	(46)
	(362,944)	(51,479)
	(251,793)	345,230
Net increase (decrease) in net assets	(128,530)	540,073
Net Assets:
Beginning of year	1,060,277	520,204
End of year	$931,747	$1,060,277
Undistributed Net Investment Income (Loss)	$16,784	$14,397

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	3,906	20,792
Service Class	612	80
	4,518	20,872
Shares issued on fund acquisition:
Initial Class	–	3,492
Service Class	–	–
	–	3,492
Shares issued–reinvested from distributions:
Initial Class	1,167	662
Service Class	7	–
	1,174	662
Shares redeemed:
Initial Class	(17,777)	(3,120)
Service Class	(147)	(3)
	(17,924)	(3,123)
Net increase (decrease) in shares outstanding:
Initial Class	(12,704)	21,826
Service Class	472	77
	(12,232)	21,903

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

T. Rowe Price Equity Income

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$18.96	$0.31	$2.45	$2.76	$(0.26)	$(0.14)	$(0.40)	$21.32
	12/31/2003	15.29	0.30	3.59	3.89	(0.12)	(0.10)	(0.22)	18.96
	12/31/2002	18.09	0.28	(2.58)	(2.30)	(0.18)	(0.32)	(0.50)	15.29
	12/31/2001	19.52	0.24	0.24	0.48	(0.35)	(1.56)	(1.91)	18.09
	12/31/2000	19.50	0.39	1.78	2.17	(0.39)	(1.76)	(2.15)	19.52
Service Class	12/31/2004	19.05	0.29	2.43	2.72	(0.21)	(0.14)	(0.35)	21.42
	12/31/2003	15.62	0.19	3.35	3.54	(0.01)	(0.10)	(0.11)	19.05

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	14.81%	$919,982	0.78%	0.78%	1.57%	22%
	12/31/2003	25.59	1,058,801	0.78	0.78	1.80	14
	12/31/2002	(12.81)	520,204	0.85	0.85	1.72	12
	12/31/2001	2.17	289,420	0.90	0.90	1.48	19
	12/31/2000	12.31	257,343	0.90	0.90	1.98	38
Service Class	12/31/2004	14.56	11,765	1.04	1.04	1.45	22
	12/31/2003	22.74	1,476	1.03	1.03	1.64	14

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – January 3, 1995

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

T. Rowe Price Equity Income

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. T. Rowe Price Equity Income ("the Fund"), part of ATSF, began operations as part of Endeavor Series Trust on January 3, 1995. The Fund became part of ATSF on May 1, 2002.

On May 1, 2003, the Fund acquired all the net assets of T. Rowe Price Dividend Growth pursuant to a plan of reorganization approved by shareholders of T. Rowe Price Dividend Growth on April 16, 2003. T. Rowe Price Equity Income is the accounting survivor. The acquisition was accomplished by a tax-free exchange of 3,492 shares of the Fund for the 6,852 shares of T. Rowe Price Dividend Growth outstanding on April 30, 2003. The aggregate net assets of the Fund immediately before the acquisition was $693,019. T. Rowe Price Dividend Growth's net assets at that date ($54,542, including $7,191 of unrealized depreciation) were combined with those of the Fund resulting in combined net assets of $747,561.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Directors of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

T. Rowe Price Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $87 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $54 of program income for its services. When the Fund makes a security loan, it received cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management 's estimate of the income included in distributions from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end, and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

T. Rowe Price Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$23,877	3%
Asset Allocation–Moderate Portfolio	100,746	11%
Asset Allocation–Moderate Growth Portfolio	141,252	15%
Select+Aggressive	115	0%
Select+Conservative	535	0%
Select+Growth & Income	769	0%
Total	$267,294	29%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.75% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.88% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts subject to recapture at December 31, 2004. There were no amounts recaptured during the year ended December 31, 2004.

The sub-adviser, T. Rowe Price, has agreed to a pricing discount based on aggregate assets that they manage in ATSF and IDEX Mutual Funds. The amount of the discount received by the Fund at December 31, 2004 was $87, and is presented as a reduction of management and advisory fees in the Statement of Operations.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

T. Rowe Price Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amount was $40. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$223,730
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	488,474
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, REIT's and post-October loss deferrals.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$(6)
Undistributed net investment income (loss)	(150)
Accumulated net realized gain (loss) from investment securities	156

The capital loss carryforward utilized in 2004 amounted to $2,110.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$6,059
Long-term Capital Gain	4,937
2004 Distributions paid from:
Ordinary Income	19,187
Long-term Capital Gain	2,802

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$24,047
Undistributed Long-term Capital Gains	$64,092
Capital Loss Carryforward	$–
Post October Currency Loss	$(19)
Net Unrealized Appreciation (Depreciation)	$185,416	*

*  Amount includes unrealized appreciation (depreciation) of derivatives and foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$782,890
Unrealized Appreciation	$195,217
Unrealized (Depreciation)	(9,802)
Net Unrealized Appreciation (Depreciation)	$185,415

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

T. Rowe Price Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004

NOTE 5.–(continued)

compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc, ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Equity Income

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Income (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

16

T. Rowe Price Equity Income

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION
(all amount in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $2,802 for the year ended December 31, 2004.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

17

T. Rowe Price Growth Stock

MARKET ENVIRONMENT

Large-cap growth stocks posted solid results for the twelve-month period ended December 31, 2004, but once again lagged large-cap value shares. Most stock market benchmarks ended the year near their highest levels, thanks in large part to a fourth-quarter rally triggered by falling oil prices and the U.S. presidential election concluding without controversy. Within the Standard and Poor's 500 Composite Stock Index ("S&P 500"), the energy (higher oil prices) and utility sectors were strongest; healthcare (pharmaceuticals) and information technology ("IT") were weakest, but posted positive returns.

PERFORMANCE

For the year ended December 31, 2004, T. Rowe Price Growth Stock, Initial Class returned 9.86%. By comparison its benchmark, the S&P 500 returned 10.87%.

STRATEGY REVIEW

The portfolio underperformed the S&P 500 and outperformed the style-specific Russell 1000 Growth Index, which returned 6.30% and the Lipper Large-Cap Growth Funds Index (7.45%) for the year. Overall, sector allocation decisions (overweighting IT, underweighting energy, and not owning utilities) detracted from relative results. However, security selection in the healthcare, materials, and IT sectors nearly offset all of the ground lost to the S&P 500 from sector allocation.

The healthcare sector was the best contributor to relative performance. Among our healthcare services providers, both UnitedHealth Group Incorporated, the portfolio's third-largest holding, and WellPoint Health Networks Inc., which merged with Anthem, Inc. in the fourth quarter and is now the nation's largest health insurer, trended steadily higher. Additionally, we benefited from underweighting pharmaceuticals by avoiding Merck & Co., Inc., eliminating Eli Lilly and Company, and underweighting Pfizer, Inc., which aided our comparison with the benchmark. The materials sector was the second-best relative contributor driven by good stock selection and strong global demand for steel. The portfolio's overweight in Nucor Corporation was the main driver of relative performance within the sector.

Rising oil prices benefited the energy sector, but security selection and an underweight allocation hampered the portfolio's performance versus the S&P 500. Schlumberger Limited, for example, posted solid gains but detracted from relative results because it did not perform as well as other holdings in the group.

Financials were relative performance detractors for 2004, largely due to security selection. The portfolio is significantly overweight in capital markets-State Street Corporation and Mellon Financial Corporation were large detractors-and underweight in commercial banks, which benefited from consolidation in early 2004. On a brighter note, capital markets rebounded strongly in the final quarter, benefiting from reinvigorated initial public offering ("IPO") and merger activity and stronger economic growth. Insurance holdings were generally weak performers for the past twelve months.

Robert W. Smith

Portfolio Manager
T. Rowe Price Associates, Inc.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

T. Rowe Price Growth Stock

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	From Inception	Inception Date
Initial Class	9.86%	(0.15)%	12.77%	1/3/95
S&P 500[1]	10.87%	(2.30)%	12.06%	1/3/95
Service Class	9.56%	–	19.26%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2000 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Growth Stock of the Endeavor Series Trust.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

T. Rowe Price Growth Stock

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,073.00	0.84%	$4.38
Hypothetical (b)	1,000.00	1,020.91	0.84	4.27
Service Class
Actual	1,000.00	1,071.10	1.10	5.73
Hypothetical (b)	1,000.00	1,019.61	1.10	5.58

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by bond Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

T. Rowe Price Growth Stock

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.6%)
Apparel & Accessory Stores (0.7%)
Kohl's Corp. (a)	45,000	$2,213
Apparel Products (0.4%)
Hermes International	6,800	1,357
Automotive (0.5%)
Harley-Davidson, Inc (b)	29,300	1,780
Beverages (0.9%)
Coca-Cola Co. (The)	50,700	2,111
PepsiCo, Inc.	20,400	1,065
Business Credit Institutions (0.5%)
Fannie Mae	15,300	1,090
Freddie Mac	8,600	634
Business Services (2.9%)
Cendant Corp.	171,000	3,998
Clear Channel Communications, Inc.	48,200	1,614
eBay, Inc. (a)	18,700	2,174
First Data Corp.	45,500	1,936
Commercial Banks (10.2%)
Anglo Irish Bank Corp. PLC	54,400	1,323
Citigroup, Inc.	250,908	12,089
Credit Suisse Group	60,100	2,527
Mellon Financial Corp.	77,600	2,414
Northern Trust Corp.	41,500	2,016
State Street Corp.	127,900	6,282
UBS AG	53,400	4,479
US Bancorp	97,400	3,051
Communication (4.9%)
British Sky Broadcasting PLC	97,300	1,050
Comcast Corp.–Special Class A (a)	79,600	2,614
Crown Castle International Corp. (a)	103,000	1,714
EchoStar Communications Corp.–Class A (b)	79,500	2,643
Liberty Media Corp.–Class A	506,656	5,563
Viacom, Inc.–Class B	75,570	2,750
Communications Equipment (1.3%)
Corning, Inc. (a)	245,700	2,892
QUALCOMM, Inc.	31,400	1,331
Computer & Data Processing Services (9.9%)
Adobe Systems, Inc. (b)	33,900	2,127
Affiliated Computer Services, Inc.–Class A (a)(b)	68,900	4,147
Fiserv, Inc. (a)	69,400	2,789
Google, Inc.–Class A (a)(b)	5,500	1,062
Intuit, Inc. (a)	42,400	1,866
Juniper Networks, Inc. (a)	66,400	1,805
Mercury Interactive Corp. (a)(b)	37,800	1,722
Microsoft Corp.	406,900	10,868

	Shares	Value
Computer & Data Processing Services (continued)
Oracle Corp. (a)	141,500	$1,941
Red Hat, Inc. (a)(b)	85,500	1,141
SAP AG	8,000	1,428
Yahoo!, Inc. (a)	62,900	2,370
Computer & Office Equipment (2.6%)
Cisco Systems, Inc. (a)	143,200	2,764
Dell, Inc. (a)	144,800	6,102
Department Stores (0.4%)
Wal-Mart de Mexico SA de CV–Class V	223,800	769
Wal-Mart de Mexico SA, Sponsored ADR (b)	21,800	749
Drug Stores & Proprietary Stores (0.8%)
Walgreen Co.	72,100	2,766
Educational Services (0.7%)
Apollo Group, Inc.–Class A (a)	28,700	2,316
Electronic & Other Electric Equipment (3.2%)
General Electric Co.	238,900	8,720
Samsung Electronics Co., Ltd.	4,530	1,972
Electronic Components & Accessories (5.3%)
Analog Devices, Inc.	69,600	2,570
ASML Holding NV	64,900	1,042
Intel Corp.	170,200	3,981
Maxim Integrated Products, Inc.	36,400	1,543
Texas Instruments, Inc.	49,800	1,226
Tyco International, Ltd.	160,044	5,720
Xilinx, Inc.	64,600	1,915
Food & Kindred Products (0.6%)
Altria Group, Inc.	31,100	1,900
Hotels & Other Lodging Places (0.2%)
MGM Mirage, Inc. (a)	10,900	793
Industrial Machinery & Equipment (1.9%)
Baker Hughes, Inc.	93,600	3,994
Deere & Co.	31,200	2,321
Instruments & Related Products (1.6%)
Danaher Corp.	94,100	5,402
Insurance (7.3%)
ACE, Ltd.	40,500	1,731
American International Group, Inc.	122,300	8,031
UnitedHealth Group, Inc.	103,400	9,102
WellPoint, Inc. (a)	49,400	5,681
Insurance Agents, Brokers & Service (1.5%)
Hartford Financial Services Group, Inc. (The)	52,100	3,611
Marsh & McLennan Cos., Inc.	41,800	1,375
Lumber & Other Building Materials (1.5%)
Home Depot, Inc. (The)	87,700	3,748
Kingfisher PLC	211,700	1,259

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

T. Rowe Price Growth Stock

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Management Services (1.2%)
Accenture, Ltd.–Class A (a)	152,200	$4,109
Manufacturing Industries (1.4%)
International Game Technology	134,800	4,634
Medical Instruments & Supplies (2.1%)
Biomet, Inc.	32,100	1,393
Boston Scientific Corp. (a)	43,700	1,554
Medtronic, Inc.	63,100	3,134
Stryker Corp.	22,200	1,071
Metal Mining (1.6%)
BHP Billiton, Ltd.	233,800	2,810
Rio Tinto PLC	87,600	2,579
Motion Pictures (2.0%)
News Corp., Inc.–Class A (a)(b)	200,400	3,739
Time Warner, Inc. (a)	149,900	2,914
Oil & Gas Extraction (1.0%)
Schlumberger, Ltd.	52,400	3,508
Personal Credit Institutions (1.2%)
SLM Corp.	72,900	3,892
Petroleum Refining (2.0%)
ChevronTexaco Corp.	62,200	3,266
Exxon Mobil Corp.	66,690	3,419
Pharmaceuticals (6.8%)
Amgen, Inc. (a)	66,700	4,279
Biogen Idec, Inc. (a)	18,400	1,226
Cardinal Health, Inc.	15,700	913
Elan Corp. PLC–ADR (a)(b)	49,600	1,352
Forest Laboratories, Inc. (a)	26,800	1,202
Genentech, Inc. (a)	17,800	969
Gilead Sciences, Inc. (a)	61,400	2,148
Johnson & Johnson	55,200	3,501
Pfizer, Inc.	130,495	3,509
Teva Pharmaceutical Industries, Ltd.–ADR (b)	46,300	1,383
Wyeth	57,800	2,462
Primary Metal Industries (0.3%)
Nucor Corp. (b)	22,100	1,157
Printing & Publishing (0.6%)
Scripps (E.W.) Co. (The) (b)	42,200	2,037
Radio & Television Broadcasting (1.1%)
IAC/InterActive Corp. (a)(b)	82,300	2,273
Univision Communications, Inc.–Class A (a)(b)	46,600	1,364
Radio, Television & Computer Stores (1.2%)
Best Buy Co., Inc.	67,700	4,023
Restaurants (0.8%)
Compass Group PLC	365,400	1,728
Starbucks Corp. (a)	17,300	1,079

	Shares	Value
Security & Commodity Brokers (4.2%)
American Express Co.	84,700	$4,775
Ameritrade Holding Corp. (a)(b)	157,000	2,233
Charles Schwab Corp. (The)	141,400	1,691
Goldman Sachs Group, Inc. (The)	18,800	1,956
Merrill Lynch & Co., Inc.	60,200	3,598
Shoe Stores (0.5%)
Inditex SA	52,200	1,539
Telecommunications (2.8%)
America Movil SA de CV–Class L, ADR	21,100	1,105
Nextel Communications, Inc.–Class A (a)	76,200	2,286
Sprint Corp. (FON Group)	54,600	1,357
TELUS Corp.	23,700	716
TELUS Corp. Non Voting Shares (b)	21,700	627
Vodafone Group PLC	785,304	2,131
Vodafone Group PLC–ADR	40,000	1,095
Trucking & Warehousing (1.1%)
United Parcel Service, Inc.–Class B	44,800	3,829
Variety Stores (4.0%)
Family Dollar Stores, Inc. (b)	45,200	1,412
Target Corp.	102,000	5,297
Wal-Mart Stores, Inc.	128,800	6,803
Water Transportation (1.2%)
Carnival Corp. (b)	68,000	3,919
Wholesale Trade Nondurable Goods (0.7%)
SYSCO Corp. (b)	60,100	2,294
Total Common Stocks (cost: $265,542)		328,369
	Principal	Value
SECURITY LENDING COLLATERAL (10.0%)
Debt (9.3%)
Bank Notes (0.7%)
Bank of America
2.27%, due 01/18/2005 (c)	$349	$349
2.26%, due 02/15/2005 (c)	349	349
2.27%, due 03/03/2005 (c)	406	407
2.30%, due 06/09/2005 (c)	174	174
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	349 523	349 523
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	174	174
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	174	174
Commercial Paper (1.9%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	436 349	436 349

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

T. Rowe Price Growth Stock

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Fairway Finance–144A 2.36%, due 01/25/2005	$654	$654
Greyhawk Funding–144A 2.35%, due 02/08/2005	262	262
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	609	609
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	1,099 1,134	1,099 1,134
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	870 608	870 608
Ranger Funding–144A 2.27%, due 01/14/2005	262	262
Euro Dollar Overnight (0.6%)
BNP Paribas 2.30%, due 01/03/2005	872	872
Harris Trust & Savings Bank 2.23%, due 01/03/2005	174	174
Royal Bank of Canada 2.25%, due 01/19/2005	881	881
Euro Dollar Terms (2.9%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	204 436	204 436
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	830 868 1,021	830 868 1,021
BNP Paribas 2.30%, due 02/01/2005	436	436
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	780 174	780 174
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	611 759	611 759
Den Danske Bank 2.26%, due 01/20/2005	436	436
Dexia Group 2.04%, due 01/21/2005	180	180
Fortis Bank 2.14%, due 01/12/2005	9	9
Lloyds TSB Bank 2.28%, due 02/02/2005	174	174
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	180 872	180 872

	Principal	Value
Euro Dollar Terms (continued)
Svenska Handlesbanken 2.25%, due 01/10/2005	$262	$262
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	745 872	745 872
Repurchase Agreements (3.2%) (d)
Credit Suisse First Boston, Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,146 on 01/03/2005	2,146	2,146
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $3,486 on 01/03/2005	3,486	3,486
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,745 on 01/03/2005	1,745	1,745
The Goldman Sachs Group, Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $3,490 on 01/03/2005	3,489	3,489
	Shares	Value
Investment Companies (0.7%)
Money Market Funds (0.7%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	27,912	$28
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	453,573	454
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	1,024,392	1,024
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	741,906	742
Total Security Lending Collateral (cost: $33,672)		33,672
Total Investment Securities (cost: $299,214)		$362,041
SUMMARY:
Investments, at value	107.6%	$362,041
Liabilities in excess of other assets	(7.6)%	(25,542)
Net assets	100.0%	$336,499

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

T. Rowe Price Growth Stock

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $32,386.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $11,082, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $4,050 or 1.2% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

T. Rowe Price Growth Stock

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $299,214) (including securities loaned of $32,386)	$362,041
Cash	6,963
Receivables:
Investment securities sold	1,043
Shares sold	43
Interest	13
Dividends	334
Dividend reclaims receivable	1
370,438
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	34
Management and advisory fees	199
Service fees	1
Payable for collateral for securities on loan	33,672
Other	33
33,939
Net Assets	$336,499
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$156
Additional paid-in capital	290,491
Undistributed net investment income (loss)	1,552
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(18,528)
Net unrealized appreciation (depreciation) on:
Investment securities	62,827
Translation of assets and liabilites denominated in foreign currencies	1
Net Assets	$336,499
Net Assets by Class:
Initial Class	$333,533
Service Class	2,966
Shares Outstanding:
Initial Class	15,420
Service Class	138
Net Asset Value and Offering Price Per Share:
Initial Class	$21.63
Service Class	21.55

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$45
Dividends	4,404
Income from loaned securities–net	28
Less withholding taxes on foreign dividends	(48)
4,429
Expenses:
Management and advisory fees	2,547
Printing and shareholder reports	22
Custody fees	63
Administration fees	48
Legal fees	3
Audit fees	13
Directors fees	12
Service fees:
Service Class	5
Total expenses	2,713
Net Investment Income (Loss)	1,716
Net Realized Gain (Loss) from:
Investment securities	22,188
Foreign currency transactions	(145)
22,043
Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	6,306
Net Gain (Loss) on Investments and Foreign Currency Transactions	28,349
Net Increase (Decrease) in Net Assets Resulting from Operations	$30,065

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

T. Rowe Price Growth Stock

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,716	$563
Net realized gain (loss) from investment securities and foreign currency transactions	22,043	(1,070)
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	6,306	75,784
	30,065	75,277
Distributions to Shareholders:
From net investment income:
Initial Class	(459)	(168)
Service Class	(3)	–
	(462)	(168)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	18,155	46,089
Service Class	2,619	650
	20,774	46,739
Dividends and distributions reinvested:
Initial Class	459	168
Service Class	3	–
	462	168
Cost of shares redeemed:
Initial Class	(39,498)	(19,202)
Service Class	(555)	(13)
	(40,053)	(19,215)
	(18,817)	27,692
Net increase (decrease) in net assets	10,786	102,801
Net Assets:
Beginning of year	325,713	222,912
End of year	$336,499	$325,713
Undistributed Net Investment Income (Loss)	$1,552	$444

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	905	2,843
Service Class	132	35
	1,037	2,878
Shares issued–reinvested from distributions:
Initial Class	25	10
Service Class	–	–
	25	10
Shares redeemed:
Initial Class	(1,990)	(1,148)
Service Class	(28)	(1)
	(2,018)	(1,149)
Net increase (decrease) in shares outstanding:
Initial Class	(1,060)	1,705
Service Class	104	34
	(956)	1,739

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

T. Rowe Price Growth Stock

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$19.72	$0.11	$1.83	$1.94	$(0.03)	$–	$(0.03)	$21.63
	12/31/2003	15.09	0.03	4.61	4.64	(0.01)	–	(0.01)	19.72
	12/31/2002	19.56	0.02	(4.48)	(4.46)	(0.01)	–	(0.01)	15.09
	12/31/2001	25.62	0.02	(2.37)	(2.35)	–	(3.71)	(3.71)	19.56
	12/31/2000	28.73	–	(0.15)	(0.15)	(0.03)	(2.93)	(2.96)	25.62
Service Class	12/31/2004	19.70	0.09	1.79	1.88	(0.03)	–	(0.03)	21.55
	12/31/2003	16.08	–	3.62	3.62	–	–	–	19.70

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	9.86%	$333,533	0.84%	0.84%	0.53%	38%
	12/31/2003	30.76	325,035	0.84	0.84	0.20	38
	12/31/2002	(22.81)	222,912	0.87	0.92	0.12	48
	12/31/2001	(10.04)	229,751	0.91	0.93	0.11	67
	12/31/2000	(0.51)	269,983	0.90	0.91	0.01	80
Service Class	12/31/2004	9.56	2,966	1.10	1.10	0.47	38
	12/31/2003	22.51	678	1.12	1.12	0.01	38

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – January 3, 1995

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2004 and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credit allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

T. Rowe Price Growth Stock

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. T. Rowe Price Growth Stock ("the Fund"), part of ATSF, began operations as part of Endeavor Series Trust on January 3, 1995. The Fund became part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Directors of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

T. Rowe Price Growth Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $28 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $12 of program income for its services. When the Fund makes a security loan, it received cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

T. Rowe Price Growth Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

and from the possible inability of counterparties to meet the terms of their contracts.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.80% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.89% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2004. There were no amounts recaptured during the year ended December 31, 2004.

The sub-adviser, T. Rowe Price, has agreed to a pricing discount based on aggregate assets that they manage in ATSF and Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund at December 31, 2004 was $26, and is presented as a reduction of management and advisory fees in the Statement of Operations.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amount was $15. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

T. Rowe Price Growth Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$118,947
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	134,576
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, post October loss deferral, foreign currency transactions, return of capital and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	(146)
Accumulated net realized gain (loss) from investment securities	146

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$168
Long-term Capital Gain	–
2004 Distributions paid from:
Ordinary Income	462
Long-term Capital Gain	–

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$9,108	December 31, 2010
4,328	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2004 was $20,826.

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$1,578
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(13,436)
Post October Currency Loss	$(28)
Net Unrealized Appreciation (Depreciation)	$57,738

*  Amount includes unrealized appreciation/(depreciation) on derivatives and foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$304,304
Unrealized Appreciation	$61,712
Unrealized (Depreciation)	(3,975)
Net Unrealized Appreciation (Depreciation)	$57,737

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

T. Rowe Price Growth Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 5.–(continued)

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.80% of the first $500 million
0.775% in excess of $500 million

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI")

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Growth Stock

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth Stock "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

16

T. Rowe Price Small Cap

MARKET ENVIRONMENT

Small-cap growth stocks rose in 2004. Shares struggled to make headway for much of the year as economic growth moderated amid rising short-term interest rates, surging energy costs, and a heated presidential campaign. However, stock prices rose as oil prices backed away from their late-October peak of $55 per barrel, and gains accelerated following the November election results.

PERFORMANCE

For the year ended December 31, 2004, T. Rowe Price Small Cap, Initial Class returned 10.37%. By comparison its benchmark, the Russell 2000 Index ("Russell 2000") returned 18.33%.

STRATEGY REVIEW

Our weak stock selection in the healthcare, consumer discretionary, and industrials and business services sectors limited our gains versus the benchmark. On the plus side, security selection in the information technology ("IT") and financials sectors worked to our advantage.

The economy continued to expand in 2004, overcoming a mid-year period of softness that was largely attributable to heightened consumer and business caution amid rising oil prices and a tight presidential election race. Both of these concerns eased in the fourth quarter, as the price of oil fell sharply from its recent high and investors welcomed the certainty of the election results. The Federal Reserve Board ("Fed") began to unwind its highly accommodative monetary policy in 2004, though this was not to the detriment of the equity market. Beginning on June 30th, the Fed raised the federal funds target rate gradually from 1.00% to 2.25%.

Small-cap shares outperformed their larger counterparts: the Russell 2000 returned 18.33% versus 10.87% for the Standard and Poor's 500 Composite Stock Index. As measured by various Russell indices, growth stocks lagged value across all market capitalizations. In the small-cap growth universe, the industrials and business services, energy, and financials sectors were among the best performing areas. Healthcare and consumer discretionary securities were less robust, while IT shares lagged due to weakness in the semiconductor industry.

Our security selection in the consumer discretionary sector detracted from the portfolio's relative performance. Specialty retailer Cost Plus, Inc., Gentex Corporation, and media company Emmis Communications Corporation were among our largest detractors. Likewise, in the healthcare sector, overweighting Taro Pharmaceutical Industries Ltd., Accredo Health, Incorporated, and Omnicare Group, Inc., worked against us. However, brisk gains from dialysis service provider DaVita Inc. and insurance provider WellChoice, Inc. helped our results.

Industrials and business services companies contributed significantly to portfolio performance on an absolute basis. In fact, logistics company UTi Worldwide Inc. was our largest contributor to performance. However, our security selection in the sector generally limited our gains. Educational services companies DeVRY Inc. and Corinthian Colleges, Inc., for example, were among our largest detractors.

The IT sector, our largest sector allocation at year-end, contributed the least to our absolute performance, but good security selection in the sector helped our relative performance during the year. Overweighting FLIR Systems, Inc., F5 Networks, Inc., Zebra Technologies Corporation, and Cognizant Technology Solutions Corporation were especially beneficial.

Another positive was the favorable performance of our energy sector holdings. Although we are pleased with their performance and believe that oil prices may stay high for some time, we trimmed our exposure to the sector throughout the year to keep our small sector overweight from growing larger.

Paul W. Wojcik, CFA

Portfolio Manager
T. Rowe Price Associates, Inc.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

T. Rowe Price Small Cap

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	From Inception	Inception Date
Initial Class	10.37%	(1.43)%	4.58%	5/3/99
Russell 2000[1]	18.33%	6.61%	8.88%	5/3/99
Service Class	10.12%	–	26.45%	5/1/03

NOTES

1  The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

T. Rowe Price Small Cap

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,042.20	0.79%	$4.06
Hypothetical (b)	1,000.00	1,021.17	0.79	4.01
Service Class
Actual	1,000.00	1,040.60	1.05	5.39
Hypothetical (b)	1,000.00	1,019.86	1.05	5.33

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.0%)
Air Transportation (1.5%)
Airtran Holdings, Inc. (a)	9,600	$103
ExpressJet Holdings, Inc. (a)	37,300	480
Frontier Airlines, Inc. (a)	108,600	1,239
JetBlue Airways Corp. (a)(b)	9,200	214
Skywest, Inc. (b)	133,700	2,682
Amusement & Recreation Services (1.1%)
Alliance Gaming Corp. (a)(b)	44,400	613
International Speedway Corp.–Class A	8,100	428
Station Casinos, Inc.	44,100	2,411
Apparel & Accessory Stores (2.1%)
AnnTaylor Stores Corp. (a)	21,375	460
Christopher & Banks Corp.	75,300	1,389
HOT Topic, Inc. (a)	75,300	1,294
Pacific Sunwear of California, Inc. (a)	67,893	1,511
Ross Stores, Inc. (b)	37,700	1,088
Talbots, Inc.	25,500	694
Urban Outfitters, Inc. (a)	7,700	342
Apparel Products (0.2%)
Gymboree Corp. (a)	44,900	576
Auto Repair, Services & Parking (0.4%)
Dollar Thrifty Automotive Group (a)	37,700	1,139
Automotive (0.9%)
Group 1 Automotive, Inc. (a)	26,300	828
Oshkosh Truck Corp.	30,100	2,058
Automotive Dealers & Service Stations (0.7%)
O'Reilly Automotive, Inc. (a)(b)	41,400	1,865
Sonic Automotive, Inc.	11,700	290
Beverages (0.1%)
Boston Beer Co., Inc.–Class A (a)	11,700	249
Business Services (3.6%)
Catalina Marketing Corp.	5,600	166
ChoicePoint, Inc. (a)	42,400	1,950
Computer Programs & Systems, Inc.	118,300	2,739
EPIQ Systems, Inc. (a)(b)	18,800	275
Forrester Research, Inc. (a)	57,700	1,035
Getty Images, Inc. (a)(b)	20,700	1,425
Iron Mountain, Inc. (a)(b)	48,950	1,492
Jupitermedia Corp. (a)	29,500	702
Rent-A-Center, Inc. (a)	42,350	1,122
SupportSoft, Inc. (a)	64,000	426
Commercial Banks (2.7%)
Boston Private Financial Holdings, Inc.	50,900	1,434
East-West Bancorp, Inc.	30,100	1,263

	Shares	Value
Commercial Banks (continued)
Investors Financial Services Corp.	44,100	$2,204
Silicon Valley Bancshares (a)	22,400	1,004
Southwest Bancorp of Texas, Inc.	37,700	878
UCBH Holdings, Inc. (b)	40,700	1,865
Communication (0.5%)
Global Payments, Inc. (b)	21,860	1,280
Insight Communications Co., Inc. (a)(b)	25,700	238
Communications Equipment (2.0%)
Centillium Communications, Inc. (a)	94,200	229
Concord Communications, Inc. (a)	16,300	181
Inter-Tel, Inc.	75,300	2,062
Plantronics, Inc.	50,900	2,111
Polycom, Inc. (a)	60,012	1,399
Powerwave Technologies, Inc. (a)(b)	37,800	321
Remec, Inc. (a)	23,500	169
Computer & Data Processing Services (10.4%)
Activision, Inc. (a)	76,300	1,540
Actuate Corp. (a)	126,500	323
Agile Software Corp. (a)	131,800	1,077
Avocent Corp. (a)	7,850	318
Borland Software Corp. (a)	75,300	879
CACI International, Inc.–Class A (a)	26,400	1,799
CNET Networks, Inc. (a)	53,300	599
Cognex Corp.	34,500	963
Cognizant Technology Solutions Corp. (a)	37,700	1,596
Digital Insight Corp. (a)	71,600	1,317
Earthlink, Inc. (a)	56,500	651
F5 Networks, Inc. (a)(b)	49,400	2,407
Factset Research Systems, Inc. (b)	15,100	882
Fair Isaac Corp. (b)	53,734	1,971
Hyperion Solutions Corp. (a)	45,200	2,107
Informatica Corp. (a)	117,300	952
Inforte Corp. (a)	207,200	1,633
Jack Henry & Associates, Inc.	37,700	751
Macromedia, Inc. (a)	30,100	937
Magma Design Automation, Inc. (a)	44,600	560
MatrixOne, Inc. (a)	113,000	740
Mercury Interactive Corp. (a)(b)	3,800	173
National Instruments Corp. (b)	5,500	150
Open Text Corp. (a)(b)	64,000	1,283
Packeteer, Inc. (a)	64,000	925
Radiant Systems, Inc. (a)	45,950	299
Red Hat, Inc. (a)(b)	41,400	553
RSA Security, Inc. (a)	34,400	690
Serena Software, Inc. (a)	46,700	1,011
SkillSoft PLC–ADR (a)	20,500	116

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Computer & Data Processing Services (continued)
SRA International, Inc.–Class A (a)	37,700	$2,420
Websense, Inc. (a)	21,800	1,106
Computer & Office Equipment (1.7%)
Black Box Corp.	7,500	360
Maxtor Corp. (a)	177,800	942
Sandisk Corp. (a)	38,800	969
ScanSource, Inc. (a)	5,700	354
Zebra Technologies Corp.–Class A (a)	46,625	2,624
Construction (0.7%)
Insituform Technologies, Inc.–Class A (a)(b)	26,400	598
MDC Holdings, Inc.	18,689	1,615
Drug Stores & Proprietary Stores (0.1%)
Drugstore.Com, Inc. (a)	116,500	396
Educational Services (2.3%)
Apollo Group, Inc.–Class A (a)	11,488	927
Career Education Corp. (a)	22,200	888
Corinthian Colleges, Inc. (a)	37,700	710
DeVry, Inc. (a)	42,900	745
Education Management Corp. (a)	67,800	2,238
ITT Educational Services, Inc. (a)(b)	38,000	1,807
Electrical Goods (0.4%)
Hughes Supply, Inc.	41,400	1,339
Electronic & Other Electric Equipment (1.4%)
Aeroflex, Inc. (a)	173,300	2,100
Digital Theater Systems, Inc. (a)	56,100	1,129
Harman International Industries, Inc.	6,200	787
SBS Technologies, Inc. (a)	25,500	356
Electronic Components & Accessories (6.3%)
Advanced Energy Industries, Inc. (a)	143,400	1,309
AMIS Holdings, Inc. (a)	33,900	560
ATMI, Inc. (a)	28,300	638
Cymer, Inc. (a)(b)	35,800	1,058
Exar Corp. (a)	45,300	643
Integrated Circuit Systems, Inc. (a)(b)	41,400	866
Integrated Silicon Solutions, Inc. (a)	89,300	732
Intersil Corp.–Class A	65,560	1,097
Kemet Corp. (a)	11,900	107
Lattice Semiconductor Corp. (a)	43,700	249
Mercury Computer Systems, Inc. (a)	60,300	1,790
Micrel, Inc. (a)	13,200	145
Microchip Technology, Inc.	3,637	97
Omnivision Technologies, Inc. (a)(b)	101,700	1,866
Pericom Semiconductor Corp. (a)	47,100	444
Plexus Corp. (a)	47,800	622
Portalplayer, Inc. (a)	2,900	72

	Shares	Value
Electronic Components & Accessories (continued)
Semtech Corp. (a)	49,000	$1,072
Silicon Storage Technology, Inc. (a)	80,200	477
Skyworks Solutions, Inc. (a)	40,300	380
Tessera Technologies, Inc. (a)	26,100	971
Triquint Semiconductor, Inc. (a)	28,561	127
TTM Technologies, Inc. (a)	177,000	2,089
Varian Semiconductor Equipment Associates, Inc. (a)(b)	37,700	1,389
Zoran Corp. (a)	81,682	946
Engineering & Management Services (0.6%)
MTC Technologies, Inc. (a)	60,300	2,024
Environmental Services (0.8%)
Stericycle, Inc. (a)	22,600	1,038
Waste Connections, Inc. (a)	39,550	1,355
Fabricated Metal Products (0.2%)
Simpson Manufacturing Co., Inc.	22,600	789
Food & Kindred Products (0.1%)
Peet's Coffee & Tea, Inc. (a)(b)	17,700	469
Food Stores (0.2%)
Whole Foods Market, Inc. (b)	7,500	715
Furniture & Home Furnishings Stores (0.8%)
Cost Plus, Inc. (a)(b)	52,150	1,676
Williams-Sonoma, Inc. (a)(b)	26,600	932
Health Services (5.7%)
Accredo Health, Inc. (a)	61,350	1,701
Amsurg Corp. (a)	39,400	1,164
Community Health Systems, Inc. (a)	20,800	580
Coventry Health Care, Inc. (a)	45,200	2,399
DaVita, Inc. (a)	51,400	2,032
Gentiva Health Services, Inc. (a)	66,200	1,107
Human Genome Sciences, Inc. (a)	42,900	516
LifePoint Hospitals, Inc. (a)(b)	33,500	1,166
Manor Care, Inc.	24,400	864
Matria Healthcare, Inc. (a)(b)	14,700	574
Omnicare, Inc.	50,900	1,762
Renal Care Group, Inc. (a)	24,300	875
Symbion, Inc. (a)(b)	49,000	1,082
Triad Hospitals, Inc. (a)	15,100	562
United Surgical Partners International, Inc. (a)	37,700	1,572
Holding & Other Investment Offices (1.1%)
Affiliated Managers Group (a)(b)	33,900	2,296
First Marblehead Corp. (The) (a)(b)	14,700	827
Redwood Trust, Inc. REIT (b)	7,300	453

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Industrial Machinery & Equipment (2.2%)
Axcelis Technologies, Inc. (a)	92,200	$750
Brooks Automation, Inc. (a)	11,300	195
Engineered Support Systems, Inc. (b)	47,100	2,789
Entegris, Inc. (a)	67,800	675
FMC Technologies, Inc. (a)	21,900	705
National-Oilwell, Inc. (a)(b)	26,000	918
Oil States International, Inc. (a)	45,200	872
Instruments & Related Products (3.1%)
Anaren, Inc. (a)	35,800	464
August Technology Corp. (a)	18,100	191
Cohu, Inc.	25,700	477
Cyberonics, Inc. (a)	12,000	249
Cyberoptics Corp. (a)	148,600	2,210
Dionex Corp. (a)	9,450	536
Flir Systems, Inc. (a)	32,800	2,092
Fossil, Inc. (a)	63,312	1,623
Herley Industries, Inc. (a)	18,800	382
Lexar Media, Inc. (a)(b)	67,800	532
Newport Corp. (a)	7,200	102
Pinnacle Systems, Inc. (a)	57,900	353
Rudolph Technologies, Inc. (a)(b)	9,300	160
Varian, Inc. (a)	13,300	545
Insurance (2.3%)
Max Reinsurance Capital, Ltd.	39,600	845
PMI Group, Inc. (The)	6,000	250
RenaissanceRe Holdings, Ltd.	26,400	1,375
Stancorp Financial Group, Inc.	15,100	1,246
Triad Guaranty, Inc. (a)	32,000	1,935
WellChoice, Inc. (a)	30,100	1,607
Insurance Agents, Brokers & Service (0.2%)
Brown & Brown, Inc.	17,300	753
Leather & Leather Products (0.2%)
Timberland Co.–Class A (a)(b)	11,300	708
Management Services (2.0%)
Corporate Executive Board Co. (b)	50,900	3,407
Hewitt Associates, Inc.–Class A (a)	9,560	306
Resources Connection, Inc. (a)(b)	49,000	2,661
Manufacturing Industries (0.1%)
Daktronics, Inc. (a)	13,700	341
Medical Instruments & Supplies (4.7%)
Advanced Neuromodulation Systems, Inc. (a)(b)	26,400	1,042
Coherent, Inc. (a)	22,200	676
DENTSFLY International, Inc.	26,400	1,484
ICU Medical, Inc. (a)(b)	36,900	1,009

	Shares	Value
Medical Instruments & Supplies (continued)
Inamed Corp. (a)	36,750	$2,324
Integra LifeSciences Holdings Corp. (a)(b)	20,400	753
Mentor Corp.	23,700	800
Merit Medical Systems, Inc. (a)	24,500	374
Respironics, Inc. (a)	32,000	1,740
Steris Corp. (a)	86,600	2,054
Techne Corp. (a)	30,100	1,171
Thoratec Corp. (a)(b)	88,500	922
Wright Medical Group, Inc. (a)	17,000	484
Mortgage Bankers & Brokers (0.3%)
Doral Financial Corp. (b)	18,125	893
Motion Pictures (1.5%)
Avid Technology, Inc. (a)	52,300	3,230
Macrovision Corp. (a)	60,300	1,551
Oil & Gas Extraction (4.3%)
Atwood Oceanics, Inc. (a)	8,800	458
Cabot Oil & Gas Corp.	26,400	1,168
CAL Dive International, Inc. (a)	49,000	1,997
Comstock Resources, Inc. (a)	82,900	1,828
Global Industries, Ltd. (a)	38,300	318
Grey Wolf, Inc. (a)(b)	138,100	728
Helmerich & Payne, Inc.	10,000	340
Patterson-UTI Energy, Inc.	97,900	1,904
Spinnaker Exploration Co. (a)	30,100	1,056
Stone Energy Corp. (a)	20,700	933
Unit Corp. (a)	49,000	1,872
Varco International, Inc. (a)	33,900	988
Personal Services (0.1%)
Jackson Hewitt Tax Service, Inc.	7,500	189
Pharmaceuticals (6.9%)
Abgenix, Inc. (a)	43,500	450
Alkermes, Inc. (a)(b)	38,300	540
Andrx Corp. (a)	47,900	1,046
Bradley Pharmaceuticals, Inc. (a)(b)	67,800	1,315
Celgene Corp. (a)	16,500	438
Cephalon, Inc. (a)(b)	16,414	835
Charles River Laboratories International, Inc. (a)	33,900	1,560
D&K Healthcare Resources, Inc.	37,700	305
Digene Corp. (a)	64,900	1,697
Eon Labs, Inc. (a)(b)	52,700	1,423
Henry Schein, Inc. (a)	5,300	369
ICOS Corp. (a)(b)	12,400	351
Idexx Laboratories, Inc. (a)(b)	10,500	573
Invitrogen Corp. (a)	23,000	1,544
Martek Biosciences Corp. (a)(b)	33,900	1,736

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (continued)
Medicis Pharmaceutical Corp.–Class A (b)	52,700	$1,850
Neurocrine Biosciences, Inc. (a)	26,400	1,302
Noven Pharmaceuticals, Inc. (a)	64,000	1,092
Par Pharmaceutical Cos., Inc. (a)	9,300	385
Priority Healthcare Corp.–Class B (a)	17,500	381
Protein Design Labs, Inc. (a)(b)	75,600	1,562
Taro Pharmaceuticals Industries (a)(b)	25,200	858
Vertex Pharmaceuticals, Inc. (a)(b)	9,850	104
Primary Metal Industries (0.7%)
Lone Star Technologies, Inc. (a)(b)	11,300	378
Maverick Tube Corp. (a)	33,600	1,018
Steel Dynamics, Inc.	22,600	856
Printing & Publishing (0.6%)
Scholastic Corp. (a)(b)	42,300	1,563
Valassis Communications, Inc. (a)	11,300	396
Radio & Television Broadcasting (1.9%)
COX Radio, Inc.–Class A (a)	34,200	564
Emmis Communications Corp.–Class A (a)	90,400	1,735
Entercom Communications Corp. (a)	21,100	757
Radio One, Inc.–Class D (a)	113,000	1,822
Regent Communications, Inc. (a)	78,200	414
Spanish Broadcasting System, Inc.–Class A (a)	58,800	621
Radio, Television & Computer Stores (0.3%)
GameStop Corp.–Class A (a)(b)	46,000	1,029
Research & Testing Services (1.6%)
Advisory Board Co. (The) (a)	79,100	2,917
Incyte Corp. (a)	21,000	210
Pharmaceutical Product Development, Inc. (a)	42,900	1,771
Residential Building Construction (0.7%)
Toll Brothers, Inc. (a)	30,100	2,065
Restaurants (2.8%)
CEC Entertainment, Inc. (a)(b)	39,400	1,575
Cheesecake Factory (The) (a)(b)	35,400	1,149
PF Chang's China Bistro, Inc. (a)(b)	34,700	1,955
Rare Hospitality International, Inc. (a)	55,375	1,764
Ruby Tuesday, Inc. (b)	37,500	978
Sonic Corp. (a)	41,962	1,280
Retail Trade (2.4%)
AC Moore Arts & Crafts, Inc. (a)	65,900	1,899
Dollar Tree Stores, Inc. (a)	20,150	578
Hibbett Sporting Goods, Inc. (a)	22,200	591
Marvel Enterprises, Inc. (a)(b)	68,300	1,399
Michaels Stores, Inc.	49,000	1,469
Petsmart, Inc. (b)	45,200	1,606

	Shares	Value
Savings Institutions (0.5%)
IndyMac Bancorp, Inc.	45,200	$1,557
Security & Commodity Brokers (1.2%)
Eaton Vance Corp.	18,800	980
Greenhill & Co., Inc.	1,300	37
Legg Mason, Inc.	10,400	762
Raymond James Financial, Inc.	37,700	1,168
Waddell & Reed Financial, Inc.–Class A	34,550	825
Social Services (0.7%)
Bright Horizons Family Solutions, Inc. (a)	33,500	2,169
Stone, Clay & Glass Products (0.5%)
Gentex Corp. (b)	45,200	1,673
Telecommunications (1.7%)
Adtran, Inc.	50,100	959
Nextel Partners, Inc.–Class A (a)(b)	150,700	2,945
NII Holdings, Inc.–Class B (a)(b)	14,700	698
Wireless Facilities, Inc. (a)	69,100	652
Transportation & Public Utilities (0.8%)
UTI Worldwide, Inc.	37,700	2,564
Transportation Equipment (0.2%)
Thor Industries, Inc.	18,800	697
Trucking & Warehousing (0.8%)
Forward Air Corp. (a)	18,800	840
Old Dominion Freight Line, Inc. (a)	33,950	1,181
Werner Enterprises, Inc.	19,700	446
Variety Stores (0.5%)
Family Dollar Stores, Inc. (b)	7,500	234
Fred's, Inc. (b)	83,650	1,456
Wholesale Trade Durable Goods (2.9%)
Conceptus, Inc. (a)(b)	18,000	146
Cytyc Corp. (a)(b)	51,400	1,417
Insight Enterprises, Inc. (a)	69,600	1,428
Patterson Cos., Inc. (a)(b)	37,700	1,636
Reliance Steel & Aluminum Co.	14,400	561
SCP Pool Corp. (b)	55,287	1,764
Symyx Technologies, Inc. (a)	52,400	1,576
West Marine, Inc. (a)(b)	20,300	502
Wholesale Trade Nondurable Goods (1.7%)
Performance Food Group Co. (a)	16,600	447
SunOpta, Inc. (a)(b)	291,600	2,094
Tractor Supply Co. (a)(b)	22,600	841
United Natural Foods, Inc. (a)(b)	60,300	1,875
Total Common Stocks (cost: $262,178)		312,556

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (24.3%)
Debt (22.7%)
Bank Notes (1.8%)
Bank of America 2.27%, due 01/18/2005 (c)	$797	$797
2.26%, due 02/15/2005 (c)	797	797
2.27%, due 03/03/2005 (c)	929	929
2.30%, due 06/09/2005 (c)	398	398
Bear Stearns & Co. 2.45%, due 06/05/2005	1,196	1,196
2.45%, due 09/08/2005	797	797
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	398	398
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	398	398
Commercial Paper (4.5%)
Delaware Funding Corporation–144A
2.23%, due 01/04/2005	996	996
2.29%, due 01/14/2005	797	797
Fairway Finance–144A 2.36%, due 01/25/2005	1,495	1,495
Greyhawk Funding–144A 2.35%, due 02/08/2005	598	598
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	1,391	1,391
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c)	2,511	2,511
2.39%, due 06/10/2005 (c)	2,590	2,590
Preferred Receivables Funding–144A 2.23%, due 01/05/2005	1,988	1,988
2.35%, due 02/01/2005	1,390	1,390
Ranger Funding–144A 2.27%, due 01/14/2005	598	598
Euro Dollar Overnight (0.8%)
Harris Trust & Savings Bank 2.23%, due 01/03/2005	398	398
Royal Bank of Canada 2.25%, due 01/19/2005	2,012	2,012
Euro Dollar Terms (7.7%)
Bank of Montreal 2.26%, due 01/28/2005	465	465
2.13%, due 02/02/2005	996	996
Bank of Nova Scotia 2.33%, due 01/13/2005	2,331	2,331
2.33%, due 01/24/2005	1,983	1,983
2.32%, due 02/08/2005	1,897	1,897

	Principal	Value
Euro Dollar Terms (continued)
BNP Paribas 2.30%, due 01/03/2005	$1,993	$1,993
2.30%, due 02/01/2005	996	996
Calyon 2.27%, due 01/20/2005	1,781	1,781
2.34%, due 02/02/2005	398	398
Citigroup 2.06%, due 01/25/2005	1,395	1,395
2.31%, due 02/25/2005	1,733	1,733
Den Danske Bank 2.26%, due 01/20/2005	996	996
Dexia Group 2.04%, due 01/21/2005	410	410
Fortis Bank 2.14%, due 01/12/2005	20	20
Lloyds TSB Bank 2.28%, due 02/02/2005	399	399
Royal Bank of Scotland 2.01%, due 01/20/2005	410	410
2.27%, due 02/02/2005	1,993	1,993
Svenska Handlesbanken 2.25%, due 01/10/2005	598	598
Wells Fargo & Co. 2.32%, due 01/14/2005	1,702	1,702
2.31%, due 01/28/2005	1,993	1,993
Repurchase Agreements (7.9%) (d)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $4,903 on 01/03/2005	4,902	4,902
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $7,972 on 01/03/2005	7,970	7,970
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $7,964 on 01/03/2005	7,962	7,962
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $3,986 on 01/03/2005	3,985	3,985
	Shares	Value
Investment Companies (1.6%)
Money Market Funds (1.6%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	63,760	$64

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Money Market Funds (continued)
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	1,036,104	$1,036
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	2,340,035	2,340
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	1,694,747	1,695
Total Security Lending Collateral (cost: $76,917)		76,917
Total Investment Securities (cost: $339,095)		389,473

SUMMARY:

Investments, at value	123.3%	$389,473
Liabilities in excess of other assets	(23.3)%	(73,696)
Net assets	100.0%	$315,777

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $74,225.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $25,315, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $9,253 or 2.9% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

T. Rowe Price Small Cap

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $339,095) (including securities loaned of $74,225)	$389,473
Cash	3,219
Receivables:
Shares sold	186
Interest	12
Dividends	45
392,935
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	66
Management and advisory fees	155
Service fees	1
Payable for collateral for securities on loan	76,917
Other	19
77,158
Net Assets	$315,777
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$256
Additional paid-in capital	205,592
Accumulated net investment income (loss)	–
Undistributed net realized gain (loss) from investment securities	59,551
Net unrealized appreciation (depreciation) on investment securities	50,378
Net Assets	$315,777
Net Assets by Class:
Initial Class	$308,252
Service Class	7,525
Shares Outstanding:
Initial Class	24,962
Service Class	612
Net Asset Value and Offering Price Per Share:
Initial Class	$12.35
Service Class	12.30

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$34
Dividends	1,256
Income from loaned securities–net	142
Less withholding taxes on foreign dividends	(1)
1,431
Expenses:
Management and advisory fees	3,779
Printing and shareholder reports	41
Custody fees	71
Administration fees	76
Legal fees	6
Audit fees	13
Directors fees	19
Service fees:
Service Class	11
Total expenses	4,016
Net Investment Income (Loss)	(2,585)
Net Realized Gain (Loss) from:
Investment securities	72,211
Futures contracts	990
73,201
Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(33,448)
Net Gain (Loss) on Investment Securities and Futures Contracts	39,753
Net Increase (Decrease) in Net Assets Resulting from Operations	$37,168

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

T. Rowe Price Small Cap

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(2,585)	$(1,544)
Net realized gain (loss) from investment securities and futures contracts	73,201	26
Net unrealized appreciation (depreciation) on investment securities	(33,448)	98,012
	37,168	96,494
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	74,243	390,168
Service Class	7,396	1,574
	81,639	391,742
Cost of shares redeemed:
Initial Class	(346,574)	(57,908)
Service Class	(1,936)	(157)
	(348,510)	(58,065)
	(266,871)	333,677
Net increase (decrease) in net assets	(229,703)	430,171
Net Assets:
Beginning of year	545,480	115,309
End of year	$315,777	$545,480
Accumulated Net Investment Income (Loss)	$–	$–
Share Activity:
Shares issued:
Initial Class	6,403	40,429
Service Class	647	153
	7,050	40,582
Shares redeemed:
Initial Class	(30,061)	(6,272)
Service Class	(173)	(15)
	(30,234)	(6,287)
Net increase (decrease) in shares outstanding:
Initial Class	(23,658)	34,157
Service Class	474	138
	(23,184)	34,295

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

T. Rowe Price Small Cap

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$11.19	$(0.06)	$1.22	$1.16	$–	$–	$–	$12.35
	12/31/2003	7.97	(0.05)	3.27	3.22	–	–	–	11.19
	12/31/2002	10.97	(0.07)	(2.93)	(3.00)	–	–	–	7.97
	12/31/2001	12.15	(0.08)	(1.10)	(1.18)	–	–	–	10.97
	12/31/2000	13.41	(0.08)	(1.04)	(1.12)	(0.14)	–	(0.14)	12.15
Service Class	12/31/2004	11.17	(0.08)	1.21	1.13	–	–	–	12.30
	12/31/2003	8.31	(0.05)	2.91	2.86	–	–	–	11.17

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	10.37%	$308,252	0.79%	0.79%	(0.51)%	27%
	12/31/2003	40.40	543,942	0.80	0.80	(0.54)	17
	12/31/2002	(27.35)	115,309	0.96	0.96	(0.75)	39
	12/31/2001	(9.71)	58,099	1.00	1.05	(0.73)	42
	12/31/2000	(8.45)	30,024	1.00	1.14	(0.57)	65
Service Class	12/31/2004	10.12	7,525	1.05	1.05	(0.74)	27
	12/31/2003	34.42	1,538	1.05	1.05	(0.74)	17

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 3, 1999

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. T. Rowe Price Small Cap ("the Fund"), part of ATSF, began operations on May 3, 1999.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ official closing price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $21 are included in net realized gains in the Statement of Operations.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $61 of program income for its services. When the Fund makes a security loan, it received cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

At December 31, 2004, there were no futures contracts outstanding.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$4,570	1%
Asset Allocation–Moderate Portfolio	27,278	9%
Total	$31,848	10%

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.75% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the fiscal year ended December 31, 2004. There were no amounts subject to recapture at December 31, 2004.

The sub-adviser, T. Rowe Price, has agreed to a pricing discount based on aggregate assets that they manage in ATSF and IDEX Mutual Funds. The amount of the discount received by the Fund for the year ended December 31, 2004 was $41, and is presented as a reduction of management and advisory fees in the Statement of Operations.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amount was $14. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at
December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$135,171
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	402,363
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and net operating loss.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$(2,585)
Undistributed net investment income (loss)	2,585
Accumulated net realized gain (loss) from investment securities	–

The capital loss carryforward utilized during the year ended December 31, 2004 was $12,124.

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$60,855
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$49,074

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$340,399
Unrealized Appreciation	$64,367
Unrealized (Depreciation)	(15,293)
Net Unrealized Appreciation (Depreciation)	$49,074

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

16

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Small Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small Cap (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

17

Templeton Great Companies Global

MARKET ENVIRONMENT
Great Companies, L.L.C.

The year 2004 was the third year of economic expansion in the United States following the 2001 recession. Most global economies expanded significantly over the past twelve months, and many emerging economies grew at an extremely rapid pace.

Strong global economic growth and the constant threat of supply disruptions in Iraq, Russia, and Africa pressured oil prices around the globe. Because of the falling value of the U.S. dollar, increases in oil prices in U.S. dollar terms were more exaggerated. Oil prices climbed as high as $55/barrel in October before falling back down to $43/barrel at the end of December; still there was an increase of approximately 33% in terms of U.S. dollars over the past twelve months. As China's growth continued throughout the year, and with much of the global economy expanding, other commodities such as steel plate (up 105%) and copper (up 37%) also rose significantly in U.S. dollar terms putting pressure on the cost structure of manufacturers.

As a result of the surge in commodity prices particularly in the United States, commodity-based stocks performed extremely well. In fact, of the ten economic sectors included in the Standard and Poor's 500 Composite Stock Index ("S&P 500"), the energy sector, which is a commodity-based sector, led all economic sectors in the S&P 500 with total returns of more than 28% during the past twelve months compared to a 10.87% gain for the S&P 500 as a whole.

The American dollar also made news as it declined to record-low levels against the Euro. Following the November election, investors focused on President Bush's likely impact on America's trade and budget deficits as well as dividend, capital gains, and marginal income tax rates.

And of course, the year could not have ended without additional corporate scandals. This year, Elliot Spitzer, Attorney General of New York State, focused on insurance companies where investors learned of bid-rigging scams at the large insurance brokers including Marsh & McLennan Companies, Inc. and Aon Corporation. We are extremely disappointed to learn of the lack of integrity with which these companies acted to the detriment of their customers.

Templeton Investment Counsel, LLC:

2004 was another good year for equity investors, especially those domiciled in the U.S. who invested in non-U.S. equities. The dollar's protracted decline over the past couple of years boosted these returns. Currency was not the sole factor at work in 2004. U.S. as well as non-U.S. investors both in developed and emerging markets benefited from strong market liquidity and corporate profit growth, underpinned by low financing costs, good corporate spending discipline, and a global economic expansion.

Over the past year, investors have questioned the sustainability of the global economic recovery. China's economy, a large engine in the current rebound, has been expected to decelerate for some time after its gross domestic product grew 9.1% in 2003. A hard landing in China has been considered a major risk for global stock markets due to the negative implications for economic growth everywhere else. However, in 2004 gross domestic product grew 9.5% and the expected impact of the restrictive measures was more muted than many people had anticipated.

Besides China, the quick escalation in energy costs dominated investor attention for most of 2004. Rising oil, gasoline, and natural gas prices triggered concerns of global inflation, slower global growth, and margin erosion at the corporate level. This resulted in stock prices moving within a relatively narrow band in the first nine months. After the third quarter ended, oil prices escalated quickly to $55 per barrel, but then dropped to $46 in about three weeks. The price per barrel closed the year at $43, after increasing in the last week of December, in response to an explosion in Saudi Arabia that reminded the world that petroleum markets remain vulnerable. The $55 level was good for headline news; on the operational side of businesses, however, the twelve-month moving average is far more significant. This average was $41.6 at year-end 2004.

The Commodity Research Bureau Futures Index ("CRB"), a gauge for price changes in energy, industrial minerals, and other natural resources, rose 11% in 2004, after a rise of 9% in 2003. In both years, the increases reflected dollar weakness, but also strong demand for oil, and industrial and agricultural commodities. In 2004, the energy, materials, and industrial sectors were among the strongest performing groups in the MSCI World Index ("MSCI World").

PERFORMANCE

For the year ended December 31, 2004, Templeton Great Companies Global, Initial Class returned 9.06%. By comparison its benchmark, the Morgan Stanley Capital International World Index ("MSCIW") returned 15.25%.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Templeton Great Companies Global (continued)

STRATEGY REVIEW
Great Companies, L.L.C.

Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton") assumed responsibility for this portfolio on May 1, 2004 as our former portfolio was merged into Janus Global and the name was changed to Templeton Great Companies Global. At the time we assumed management, the portfolio was significantly over-weighted in foreign equities with less than 40% in domestic, U.S. equities.

Because Templeton Great Companies Global is split similarly to the benchmark, we adjusted the portfolio so that approximately 54% of the holdings were in U.S. stocks managed by Great Companies with the remaining 46% in foreign stocks being managed by Templeton.

In both the foreign and domestic portions of the portfolio, we sold several stocks held by the previous manager and purchased stocks in names that met our selection criteria in an effort to more closely align the new portfolio with our core strategy.

As noted in our market environment section, during the past twelve months, commodity-based sectors including utilities, energy, and telecommunication services performed quite well. As a result, our domestic portion of this portfolio underperformed the S&P 500.

Despite the headwind of not investing in commodity-based stocks, several of our stocks that we have held in this strategy for the past year have performed exceptionally well. Looking back to our portfolio holdings that were merged into Janus Global and that are still held in the portfolio, eBay Inc. has been our top performer with our position increasing in value of 80% over the past year. Moody's Corporation, General Electric Company, Dell Inc., and Genzyme Corporation have also performed well during that time period with total returns of better than 15%. However, some of our stocks including Cintas Corporation, Omnicom Group, Inc., and American International Group, Inc. had negative returns for the year. We evaluate these positions, as well as the other positions in our portion of the portfolio on a regular basis, and remain convinced that these stocks represent good long-term investments.

Templeton Investment Counsel, LLC.

Templeton Great Companies Global benefited from our overweight to the materials and industrial sectors, relative to the MSCI World. The portfolio also benefited from stock selection in information technology and energy sectors with notable contributors to return including Nintendo Co in Japan, Check Point Software Technologies Ltd. in Israel, Eni S.p.A. in Italy, and Repsol YPF SA in Spain. From a region and country perspective, the portfolio benefited from our overweight exposure to Europe, in particular, stock selection in the United Kingdom and Germany. On the contrary, our underweight and lagging stock selection in financials, particularly banks, detracted from overall performance. Our underweight in Japan also detracted from relative performance.

Templeton's portfolios have maintained underweight positions in Japan relative to MSCI indices a long time. For the most part, this has been advantageous for us on a relative return basis. That was not the case in the early part of last year, when Japan's underweight undermined our relative performance. In December, Japan's stock market staged an impressive rally that helped the Nikkei 225 Stock Index stock average end the year with a 7.6% gain. At Templeton, however, country and sector allocations are research driven, based on our analysis of individual securities. Thus, they always have mirrored where our analysts have found the most "bargain opportunities." This is consistent with our bottom-up investment approach.

James H. Huguet	Tina Hellmer, CFA

Gerald W. Bollman, CFA	Mark Beveridge, CFA, CIC

Matthew C. Stephani,	Gary Motyl, CFA CFA, CPA

Co-Portfolio Managers	Co-Portfolio Managers

Great Companies, L.L.C.	Templeton Investment Counsel, LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Templeton Great Companies Global

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	9.06%	(8.75)%	10.14%	11.22%	12/3/92
MSCIW[1]	15.25%	(2.05)%	8.52%	9.43%	12/3/92
Service Class	8.82%	–	–	20.24%	5/1/03

NOTES

1  The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Templeton Great Companies Global

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,087.30	0.91%	$4.77
Hypothetical (b)	1,000.00	1,020.56	0.91	4.62
Service Class
Actual	1,000.00	1,086.20	1.17	6.14
Hypothetical (b)	1,000.00	1,019.25	1.17	5.94

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At December 31, 2004

This chart shows the percentage breakdown by Region of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Templeton Great Companies Global

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS ( 97.8%)
Australia (1.8%)
Alumina, Ltd.	459,140	$2,137
AMP, Ltd.	659,180	3,749
BHP Billiton, Ltd.	200,960	2,415
National Australia Bank, Ltd.	156,020	3,523
Brazil (0.6%)
Cia Vale do Rio Doce ADR (a)	82,060	2,381
Empresa Brasileira de Aeronautica SA, Sponsored ADR (a)	48,100	1,608
Canada (1.0%)
Alcan, Inc.	69,770	3,424
BCE, Inc. (a)	138,570	3,344
Cayman Islands (0.9%)
ACE, Ltd.	64,140	2,742
XL Capital, Ltd.–Class A (a)	37,560	2,917
Denmark (1.1%)
ISS A/S	60,260	3,363
Vestas Wind Systems A/S (a)(b)	289,813	3,600
Finland (1.0%)
Stora Enso Oyj–Class R	164,190	2,515
UPM-Kymmene Oyj	181,140	4,027
France (3.4%)
Accor SA	56,500	2,473
AXA	138,310	3,417
Michelin (C.G.D.E.)–Class B	58,710	3,765
Sanofi-Aventis	48,145	3,847
Suez SA, Sponsored ADR	133,430	3,569
Total SA	14,300	3,123
Valeo SA	47,140	1,973
Germany (2.9%)
BASF AG, Sponsored ADR (a)	56,500	4,069
Bayer AG, Sponsored ADR (a)	103,460	3,516
Deutsche Post AG	195,740	4,495
E.ON AG, Sponsored ADR	50,810	4,624
Volkswagen AG, Sponsored ADR (a)	215,040	1,950
Hong Kong (0.8%)
Cheung Kong Holdings, Ltd.	304,000	3,032
Hutchison Whampoa, Ltd.	220,000	2,059
Israel (0.5%)
Check Point Software Technologies, Ltd. (a)(b)	120,465	2,967
Italy (1.1%)
ENI SpA, Sponsored ADR	35,300	4,442
Riunione Adriatica di Sicurta SpA	108,080	2,444

	Shares	Value
Japan (4.8%)
Canon, Inc.	32,500	$1,754
Canon, Inc., Sponsored ADR	2,320	126
Denso Corp.	99,400	2,663
East Japan Railway Co.	467	2,598
Hitachi, Ltd.	417,000	2,889
KDDI Corp.	454	2,446
Nintendo Co., Ltd.	33,600	4,220
Nippon Telegraph & Telephone Corp.	700	3,142
Nomura Holdings, Inc.	119,000	1,735
Sompo Japan Insurance, Inc.	294,000	2,995
Sony Corp.–ADR	85,570	3,334
Takeda Pharmaceutical Co., Ltd.	63,300	3,188
Mexico (0.5%)
Telefonos de Mexico SA de CV–Class L, Sponsored ADR	88,010	3,373
Netherlands (2.3%)
Akzo Nobel NV, Sponsored ADR (a)	79,320	3,370
IHC Caland NV	4,300	273
ING Groep NV	110,910	3,355
ING Groep NV, Sponsored ADR	12,700	384
Koninklijke Philips Electronics NV	125,790	3,335
Reed Elsevier NV	286,840	3,910
Norway (0.6%)
Telenor ASA	418,250	3,800
Portugal (0.6%)
Portugal Telecom SGPS SA	330,850	4,091
Singapore (0.6%)
DBS Group Holdings, Ltd.	355,000	3,502
DBS Group Holdings, Ltd., Sponsored ADR	6,090	240
South Korea (2.6%)
Kookmin Bank, Sponsored ADR (a)(b)	60,300	2,357
Korea Electric Power Corp., Sponsored ADR (a)	161,660	2,140
KT Corp., Sponsored ADR (a)	148,795	3,245
Samsung Electronics Co., Ltd., GDR (a)	20,680	4,529
Samsung Electronics Co., Ltd., GDR, 144A (USD)	6,170	1,351
SK Telecom Co., Ltd., Sponsored ADR (a)	136,485	3,037
Spain (2.1%)
Banco Santander Central Hispano SA	310,340	3,850
Iberdrola SA	61,750	1,569
Repsol YPF SA	177,080	4,611
Telefonica SA	180,300	3,396

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Templeton Great Companies Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Sweden (3.2%)
Atlas Copco AB–Class A	89,950	$4,062
Electrolux AB–Class B	100,200	2,292
Nordic Baltic Holding, FDR	480,490	4,877
Securitas AB–Class B	223,850	3,841
Svenska Cellulosa AB–Class B	70,950	3,028
Volvo AB–Class B	62,990	2,498
Switzerland (2.7%)
Lonza Group AG	56,400	3,175
Nestle SA, Sponsored ADR	55,340	3,620
Novartis AG–ADR	82,350	4,162
Swiss Reinsurance	48,960	3,493
UBS AG	34,130	2,862
UBS AG (Foreign Registered)	3,680	309
Taiwan (0.5%)
Chunghwa Telecom Co., Ltd., Sponsored ADR	154,320	3,248
United Kingdom (10.3%)
Alliance Unichem PLC	286,300	4,149
BAE Systems PLC	751,140	3,325
Boots Group PLC	240,270	3,025
BP PLC, Sponsored ADR	67,900	3,965
British Airways PLC (b)	359,840	1,624
British Sky Broadcasting PLC	338,890	3,658
Cadbury Schweppes PLC	382,610	3,564
Compass Group PLC	684,490	3,237
GlaxoSmithKline PLC	154,470	3,626
HSBC Holdings PLC	170,292	2,875
HSBC Holdings PLC, Sponsored ADR (a)	2,840	242
National Grid Transco PLC	365,790	3,485
Pearson PLC	230,180	2,779
Rentokil Initial PLC	958,370	2,720
Rolls-Royce Group PLC (b)	562,460	2,668
Royal Bank of Scotland Group PLC	95,490	3,213
Shell Transport & Trading Co. PLC	593,490	5,061
Smiths Group PLC	258,600	4,083
Standard Chartered PLC	159,310	2,963
Unilever PLC	333,290	3,274
Vodafone Group PLC	1,230,540	3,338
United States (51.9%)
3M Co.	150,100	12,319
Abbott Laboratories	100,000	4,665
Advanced Neuromodulation Systems, Inc. (a)(b)	45,600	1,799
AFLAC, Inc.	220,000	8,765
American Express Co. (a)	203,700	11,483
American International Group, Inc.	130,000	8,537

	Shares	Value
United States (continued)
Amgen, Inc. (a)(b)	129,750	$8,323
Berkshire Hathaway, Inc.–Class B (b)	2,300	6,753
Cintas Corp.	96,500	4,232
Citigroup, Inc.	200,000	9,636
Colgate-Palmolive Co.	240,000	12,278
Dell, Inc. (b)	202,000	8,512
Donaldson Co., Inc.	223,600	7,285
eBay, Inc. (b)	70,000	8,140
EMC Corp. (b)	509,800	7,581
Emerson Electric Co.	108,400	7,599
First Data Corp.	156,800	6,670
General Electric Co.	543,500	19,838
Genzyme Corp. (b)	143,200	8,316
Goldman Sachs Group, Inc. (The)	65,300	6,794
IMS Health, Inc.	382,300	8,873
International Game Technology	340,000	11,689
Lucent Technologies, Inc. Warrants, Expires 12/10/2007 (b)	47,023	74
Maxim Integrated Products, Inc.	155,000	6,570
Medtronic, Inc.	264,070	13,116
Merrill Lynch & Co., Inc.	185,200	11,069
Microsoft Corp.	431,410	11,523
Moody's Corp.	82,900	7,200
Omnicom Group, Inc. (a)	186,500	15,726
PepsiCo, Inc.	285,000	14,877
Procter & Gamble Co. (The)	211,200	11,633
QUALCOMM, Inc.	230,000	9,752
Symantec Corp. (b)	228,000	5,873
United Technologies Corp.	144,000	14,882
WM Wrigley Jr. Co. (a)	70,000	4,843
Xilinx, Inc.	210,000	6,227
Yahoo!, Inc. (b)	150,680	5,678
Zimmer Holdings, Inc. (b)	75,000	6,009
Total Common Stocks (cost: $569,308)		631,798
	Principal	Value
SECURITY LENDING COLLATERAL ( 6.7%)
Debt (6.3%)
Bank Notes (0.5%)
Bank of America
2.26%, due 02/15/2005 (c)	$451	$451
2.27%, due 01/18/2005 (c)	451	451
2.27%, due 03/03/2005 (c)	525	525
2.30%, due 06/09/2005 (c)	225	225
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	676 451	676 451

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Templeton Great Companies Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Bank Notes (continued)
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	$225	$225
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	225	225
Commercial Paper (1.3%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	537 477	537 477
Fairway Finance–144A 2.36%, due 01/25/2005	846	846
Greyhawk Funding–144A 2.35%, due 02/08/2005	338	338
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	787	787
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	1,617 1,465	1,617 1,465
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	1,125 786	1,125 786
Ranger Funding–144A 2.27%, due 01/14/2005	338	338
Euro Dollar Overnight (0.4%)
BNP Paribas 2.30%, due 01/03/2005	1,127	1,127
Harris Trust & Savings Bank 2.23%, due 01/03/2005	225	225
Royal Bank of Canada 2.25%, due 01/19/2005	1,138	1,138
Euro Dollar Terms (2.0%)
Bank of Montreal 2.13%, due 02/02/2005 2.26%, due 01/28/2005	493 334	493 334
Bank of Nova Scotia 2.32%, due 02/08/2005 2.33%, due 01/13/2005 2.33%, due 01/24/2005	1,319 1,073 1,121	1,319 1,073 1,121
BNP Paribas 2.30%, due 02/01/2005	564	564
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	1,007 225	1,007 225
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	789 981	789 981
Den Danske Bank 2.26%, due 01/20/2005	564	564

	Principal	Value
Euro Dollar Terms (continued)
Dexia Group 2.04%, due 01/21/2005	$232	$232
Fortis Bank 2.14%, due 01/12/2005	11	11
Lloyds TSB Bank 2.28%, due 02/02/2005	225	225
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	232 1,127	232 1,127
Svenska Handlesbanken 2.25%, due 01/10/2005	338	338
Wells Fargo & Co. 2.31%, due 01/28/2005 2.32%, due 01/14/2005	1,127 962	1,127 962
Repurchase Agreements (2.1%) (d)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,773 on 1/03/2005	2,772	2,772
Goldman Sachs Group, Inc. (The) 2.35%, Repurchased Agreement dated 12/31/2004 to be repurchased at $4,509 on 1/03/2005	4,508	4,508
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $4,504 on 1/03/2005	4,504	4,504
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,058 on 1/03/2005	2,058	2,058
	Shares	Value
Investment Companies (0.4%)
Money Market Funds (0.4%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	36	$36
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	586	586
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	1,324	1,324
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	959	959
Total Security Lending Collateral (cost: $43,506)		43,506
Total Investment Securities (cost: $612,814)		$675,304

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Templeton Great Companies Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

SUMMARY:
Investments, at value	104.5%	$675,304
Liabilities in excess of other assets	(4.5)%	(28,933)
Net assets	100.0%	$646,371

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $41,838.

(b)  No dividends were paid during the preceding twelve months.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $14,319, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

FDR  Finnish Depositary Receipt

GDR  Global Depositary Receipt

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $6,585 or 1.0% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Templeton Great Companies Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Business Services	7.9%	$51,743
Commercial Banks	6.2%	40,449
Pharmaceuticals	6.2%	40,276
Insurance	6.0%	38,646
Chemicals & Allied Products	5.9%	38,041
Computer & Data Processing Services	5.5%	34,914
Electronic & Other Electric Equipment	5.5%	34,680
Telecommunications	5.0%	32,369
Security & Commodity Brokers	4.9%	31,081
Aerospace	3.4%	22,483
Medical Instruments & Supplies	3.2%	20,924
Computer & Office Equipment	3.2%	20,736
Communications Equipment	2.6%	17,377
Paper & Allied Products	2.5%	16,346
Electronic Components & Accessories	2.5%	16,132
Manufacturing Industries	2.4%	15,909
Beverages	2.3%	14,877
Oil & Gas Extraction	2.2%	14,114
Food & Kindred Products	1.9%	12,027
Electric Services	1.8%	11,818
Industrial Machinery & Equipment	1.7%	11,347
Life Insurance	1.7%	10,905
Petroleum Refining	1.1%	7,088
Metal Mining	1.1%	6,933
Paper & Paper Products	0.9%	5,543
Motor Vehicles, Parts & Supplies	0.7%	4,636
Electrical Goods	0.7%	4,529
Transportation & Public Utilities	0.7%	4,495
Automotive	0.7%	4,448
Apparel Products	0.7%	4,232
Printing & Publishing	0.6%	3,910
Rubber & Misc. Plastic Products	0.6%	3,765
Communication	0.6%	3,658
Electric, Gas & Sanitary Services	0.5%	3,569
Primary Metal Industries	0.5%	3,424
Wholesale Trade Nondurable Goods	0.5%	3,274
Restaurants	0.5%	3,237
Speciality–Real Estate	0.5%	3,032
Drug Stores & Proprietary Stores	0.5%	3,025
Radio & Television Broadcasting	0.4%	2,779
Railroads	0.4%	2,598
Hotels & Other Lodging Places	0.4%	2,473
Holding & Other Investment Offices	0.3%	2,059
Air Transportation	0.3%	1,624
Water Transportation	0.1%	273
Investments, at value	97.8%	631,798
Short-term investments	6.7%	43,506
Liabilities in excess of other assets	(4.5)%	(28,933)
Net assets	100.0%	$646,371

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Templeton Great Companies Global

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $612,814) (including securities loaned of $41,838)	$675,304
Cash	14,595
Receivables:
Shares sold	21
Interest	28
Dividends	686
Dividend reclaims receivable	114
Other	219
690,967
Liabilities:
Investment securities purchased	215
Accounts payable and accrued liabilities:
Shares redeemed	329
Management and advisory fees	403
Service fees	1
Payable for collateral for securities on loan	43,506
Other	142
44,596
Net Assets	$646,371
Net Assets Consist of:
Capital stock, 150,000 shares authorized ($.01 par value)	$365
Additional paid-in capital	931,953
Undistributed net investment income (loss)	5,179
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(353,632)
Net unrealized appreciation (depreciation) on:
Investment securities	62,490
Translation of assets and liabilites denominated in foreign currencies	16
Net Assets	$646,371
Net Assets by Class:
Initial Class	$642,460
Service Class	3,911
Shares Outstanding:
Initial Class	36,310
Service Class	222
Net Asset Value and Offering Price Per Share:
Initial Class	$17.69
Service Class	17.65

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$133
Dividends	11,734
Income from loaned securities–net	121
Less withholding taxes on foreign dividends	(768)
11,220
Expenses:
Management and advisory fees	4,795
Printing and shareholder reports	439
Custody fees	561
Administration fees	94
Legal fees	6
Audit fees	41
Directors fees	23
Service fees:
Service Class	5
Total expenses	5,964
Net Investment Income (Loss)	5,256
Net Realized Gain (Loss) from:
Investment securities	82,988
Foreign currency transactions	(92)
82,896
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(30,327)
Translation of assets and liabilities denominated in foreign currencies	1
(30,326)
Net Gain (Loss) on Investments and Foreign Currency Transactions	52,570
Net Increase (Decrease) in Net Assets Resulting from Operations	$57,826

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Templeton Great Companies Global

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$5,256	$4,947
Net realized gain (loss) from investment securities and foreign currency transactions	82,896	(45,456)
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(30,326)	168,023
	57,826	127,514
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	23,784	534,696
Service Class	3,158	20,846
	26,942	555,542
Proceeds from fund acquisition:
Initial Class	60,123	–
Service Class	1,010	–
	61,133	–
Cost of shares redeemed:
Initial Class	(133,028)	(663,298)
Service Class	(846)	(20,771)
	(133,874)	(684,069)
	(45,799)	(128,527)
Net increase (decrease) in net assets	12,027	(1,013)
Net Assets:
Beginning of year	634,344	635,357
End of year	$646,371	$634,344
Undistributed Net Investment Income (Loss)	$5,179	$(33)

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	1,457	39,422
Service Class	197	1,396
	1,654	40,818
Shares issued on fund acquisition:
Initial Class	3,723	–
Service Class	63	–
	3,786	–
Shares redeemed:
Initial Class	(8,138)	(48,446)
Service Class	(53)	(1,381)
	(8,191)	(49,827)
Net increase (decrease) in shares outstanding:
Initial Class	(2,958)	(9,024)
Service Class	207	15
	(2,751)	(9,009)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Templeton Great Companies Global

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$16.15	$0.14	$1.40	$1.54	$–	$–	$–	$17.69
	12/31/2003	13.16	0.11	2.88	2.99	–	–	–	16.15
	12/31/2002	18.32	0.09	(4.82)	(4.73)	(0.43)	–	(0.43)	13.16
	12/31/2001	23.97	0.10	(5.57)	(5.47)	(0.18)	–	(0.18)	18.32
	12/31/2000	37.46	0.02	(6.06)	(6.04)	(0.90)	(6.55)	(7.45)	23.97
Service Class	12/31/2004	16.15	0.12	1.38	1.50	–	–	–	17.65
	12/31/2003	12.97	(0.04)	3.22	3.18	–	–	–	16.15

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	9.54%	$642,460	0.95%	0.95%	0.84%	139%
	12/31/2003	22.72	634,110	0.94	0.94	0.81	131
	12/31/2002	(26.02)	635,357	0.92	0.92	0.60	67
	12/31/2001	(22.84)	1,082,192	0.95	0.95	0.50	83
	12/31/2000	(17.55)	1,717,573	0.89	0.89	0.06	82
Service Class	12/31/2004	9.29	3,911	1.19	1.19	0.73	139
	12/31/2003	24.52	234	1.19	1.19	(0.39)	131

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – December 3, 1992

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON /Transamerica Series Fund, Inc.

Annual Report 2004

12

Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Templeton Great Companies Global ("the Fund"), part of ATSF, began operations on December 3, 1992.

On May 3, 2004, Janus Global acquired all the net assets of Templeton Great Companies Global pursuant to a plan of reorganization approved by shareholders of Templeton Great Companies Global. Janus Global is the accounting survivor. The acquisition was accomplished by a tax-free exchange of 3,786 shares of the Fund for the 8,704 shares of Templeton Great Companies Global outstanding on April 30, 2004. The aggregate net assets of Janus Global immediately before the acquisition was $595,728. Templeton Great Companies Global's net assets at that date $61,133, including $4,301 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $656,861.

On May 3, 2004, the Fund changed its name from Janus Global to Templeton Great Companies Global and changed its sub-adviser from Janus Capital Management LLC to Great Companies, LLC and Templeton Investment Counsel, LLC.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Directors of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading;

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $154 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned less than $56 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% (105% for non-U.S. Dollar based securities) of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund's investments in India are subject to a 30% governmental short-term capital gains tax. The Indian government has elected to waive the long-term capital gains tax of 10% on equity securities held for longer than one year. This waiver of tax is effective through March of 2007. Such taxes are due upon sale of individual securities. The Fund accrues for taxes on the capital gains throughout the holding period of the underlying securities.

The Fund's investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Fund accrues for taxes on the capital gains throughout the holding period of the underlying securities.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

From January 1, 2004 to April 30, 2004:

0.80% of ANA

From May 1, 2004 on:

0.75% of first $500 million of ANA
0.725% of the next $1 billion of ANA
0.70% of ANA over $1.5 billion

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2004. There were no amounts recaptured during the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $28. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$830,175
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	919,792
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, PFIC's, post October loss deferral and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$1,335
Undistributed net investment income (loss)	(44)
Accumulated net realized gain (loss) from investment securities	(1,291)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$109,954	December 31, 2009
198,150	December 31, 2010
45,010	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2004 was $72,365.

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$6,198
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(353,114)
Past October Currency Loss Deferral	$(71)
Net Unrealized Appreciation (Depreciation)	$61,040 *

* Includes unrealized appreciation (depreciation) on derivatives and foreign currency denominated assets and liabilities

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$614,280
Unrealized Appreciation	$69,723
Unrealized (Depreciation)	(8,699)
Net Unrealized Appreciation (Depreciation)	$61,024

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

16

Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

17

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Templeton Great Companies Global

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Great Companies Global (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Templeton Great Companies Global  18

Third Avenue Value

MARKET ENVIRONMENT

For long-term, bottom-up, fundamental investors like Third Avenue Value, the general market is relatively unimportant. In the long run, the performance of the portfolio will be driven by the merits of the investments, not by general market considerations. We strive to deliver superior absolute returns with limited investment risk over time; we do not manage for short-term performance or to mimic benchmarks. Regardless of the performance of the general market, we continue to be very comfortable with Third Avenue Value's investment philosophy, and how we are applying it. We will continue to strive to find securities of companies that meet our investment criteria of "Safe and Cheap," regardless of the market environment. ("Safe" signifies that, in Third Avenue Value's view, the companies have strong finances, competent management, and an understandable business. "Cheap" signifies that, in Third Avenue Value's view, the companies' securities are selling for significantly less than what a private buyer might pay for control of the business).

PERFORMANCE

For the year ended December 31, 2004, Third Avenue Value, Initial Class returned 24.81%. By comparison its primary and former benchmarks, the Russell 3000 Value Index and the Standard and Poor's 500 Composite Stock ("S&P 500") Index returned 16.94% and 10.87%, respectively.

STRATEGY REVIEW

At Third Avenue Value, we adhere to a disciplined value approach to investing. We perform a thorough, bottom-up analysis to identify companies that we feel are "Safe and Cheap," based on their financial strength, reasonable management teams, readily available financial information and disclosure, and pricing below their private market values. In order to achieve our goal of creating value in the portfolio over the long term, our portfolio companies, almost without exception, possess strong balance sheets that translate into long-term corporate staying power, and that serve as cushions for the businesses underlying our securities holdings. The portfolio contrasts markedly with those of others who own the common stocks of debt-laden companies, or whose investment portfolios are leveraged in an attempt to improve short-term performance.

During the year ended December 31, 2004, the portfolio added twelve new common security positions and eliminated sixteen positions. The primary focus for many of the new ideas throughout the year was oil and gas exploration and production ("E&P") companies, including Canadian Natural Resources Limited ("Canadian Natural Resources"), EnCana Corporation ("EnCana"), St. Mary Land and Exploration Company, and Whiting Petroleum Corporation. Owing to favorable commodity prices in 2003 and 2004, E&P companies have been generating very strong cash flow, enabling them to reduce their leverage while still growing reserves. As a result, the portfolio's investments in this sector currently have strong financial positions based on only modest debt levels and the presence of high quality assets in the form of proven reserves of oil and gas. Each company also appears to be conservatively managed, and, in our view, was acquired at meaningful discounts to private market value and at modest multiples of earnings and cash flow. These valuations attribute little value to the company's future growth prospects and appear to discount a much lower, future commodity price environment. While we do not try to predict future commodity prices, the great weight of probability would seem to suggest that over the next three to five years, oil and gas prices, we believe, can stay in a reasonable enough range, on average, to enable E&P companies to continue to make a nice living, improve their balance sheets, and grow their reserves on a per share basis.

Positions were also established in individual opportunities in other areas. Ascential Software Corporation ("Ascential"), mirroring a trend of consolidation in the software industry in recent years, has grown through acquisition, and today is positioned as the leading vendor of data integration software. At the time of acquisition, Ascential's cash balances accounted for what we believe to be a substantial portion of the company's market value, translating to a cost basis well below a reasonable private market value of the company. Shares of Hollywood Entertainment Corporation ("Hollywood"), the second largest U.S. rental retailer of DVDs, videos and video games (behind Blockbuster), were effectively "put into play" – in banker parlance – earlier in the year when the management team and a leading buyout firm announced their intentions to take the company private. The portfolio became interested in Hollywood common subsequent to the announcement that the deal, as originally structured, was terminated, leading to a massive decline in the share price. At the time of purchase, the shares traded at very modest multiples of cash flow and after-tax trailing earnings, and at a roughly 30% discount to the originally announced deal price.

During the year we eliminated our positions in several holdings, including Agilent Technologies, Inc., CyberOptics Corporation, and FSI International, Inc., as part of our program to reduce exposure to high-tech companies, given the sharp run-up in common stock prices and reflective of absolute valuations. We eliminated our position in Modtech Holdings, Inc. common

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Third Avenue Value (continued)

stock after making the determination that the business was permanently impaired, following two quarters of operating losses and the resultant violations of debt covenants. The portfolio's position in The MONY Group Inc. ("MONY") was eliminated as a result of a resource conversion, with AXA having completed its acquisition of MONY. We also eliminated several other positions for portfolio management purposes, due primarily to the very small sizes of the positions relative to the size of the entire portfolio.

Performance during the year was driven by meaningful appreciation from The St. Joe Company ("St. Joe") (up 72%), Smedvig asa ("Smedvig") (up 122%), Brascan Corporation (up 77%), Fording Canadian Coal Trust ("Fording") (up 117%), and Kmart Holding Corporation (up 237% from cost). These positive contributions to performance were partially offset by declines in other holdings, including AVX Corporation ("AVX") (down 24%), Electro Scientific Industries, Inc. ("Electro Scientific") (down 17%), and Applied Materials, Inc. (down 24%). On a sector basis, positive results were driven by select holdings in real estate, including St. Joe, LNR Property Corporation (up 27%), and Catellus Development Corporation (up 27%), and in energy, including Smedvig, Fording, and Willbros Group, Inc. (up 92%). These positive contributions were partially offset by declines in some technology holdings, including AVX, Electro Scientific, and Credence Systems Corporation (down 30%). Regarding the portfolio's foreign holdings, Canada, and to a lesser extent Japan, had the greatest positive impact on performance. Fording, Canadian Natural Resources (up 55% from cost), and EnCana (up 37% from cost) were among the Canadian companies to help drive performance, while Japanese contributors included Toyota Industries Corporation (up 18%), Millea Holdings, Inc. (up 11%), and Sankyo Co., Ltd. (up 20%).

Martin J. Whitman

Ian Lapey

Co-Portfolio Managers
Third Avenue Management LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Third Avenue Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	From Inception	Inception Date
Initial Class	24.81%	16.77%	12.92%	1/2/98
Russell 3000 Value[1]	16.94%	6.09%	7.20%	1/2/98
S&P 500[1]	10.87%	(2.30)%	4.77%	1/2/98
Service Class	24.51%	–	36.96%	5/1/03

NOTES

1  The Russell 3000 Value (Russell 3000 Value) Index and Standard and Poor's 500 Composite Stock (S&P 500) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. For reporting periods through December 31, 2003, the portfolio had selected S&P 500 as its benchmark measure; however, the Russell 3000 Value is more appropriate for comparisons to the portfolio. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Third Avenue Value

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,155.90	0.86%	$4.66
Hypothetical (b)	1,000.00	1,020.81	0.86	4.37
Service Class
Actual	1,000.00	1,154.50	1.12	6.07
Hypothetical (b)	1,000.00	1,019.51	1.12	5.69

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Third Avenue Value

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (2.9%)
Mining (1.5%)
Fording Canadian Coal Trust (a)	113,500	$8,757
Paper & Allied Products (1.4%)
Timberwest Forest Corp.	650,000	8,183
Total Convertible Preferred Stocks (cost: $8,177)		16,940
PREFERRED STOCKS (0.4%)
Holding & Other Investment Offices (0.4%)
CRT Properties, Inc. REIT Preferred	92,300	2,430
Total Preferred Stocks (cost: $2,308)		2,430
COMMON STOCKS (87.3%)
Automotive (4.1%)
Superior Industries International, Inc. (a)	245,512	7,132
Toyota Industries Corp.	690,000	17,238
Business Credit Institutions (1.1%)
CIT Group, Inc.	138,100	6,328
Business Services (0.5%)
AMN Healthcare Services, Inc. (a)(b)	178,675	2,843
Chemicals & Allied Products (1.7%)
Agrium, Inc. (a)	600,000	10,110
Communications Equipment (3.3%)
Comverse Technology, Inc. (b)	463,200	11,325
Tellabs, Inc. (b)	918,300	7,888
Computer & Data Processing Services (1.7%)
Ascential Software Corp. (b)	239,617	3,908
Geac Computer Corp., Ltd. (b)	814,300	5,985
Construction (1.2%)
Quanta Services, Inc. (a)(b)	883,000	7,064
Department Stores (1.4%)
Kmart Holding Corp. (a)(b)	81,600	8,074
Electrical Goods (0.8%)
Sycamore Networks, Inc. (b)	1,109,987	4,507
Electronic & Other Electric Equipment (1.3%)
Electro Scientific Industries, Inc. (b)	379,900	7,507
Electronic Components & Accessories (5.1%)
American Power Conversion Corp.	454,300	9,722
AVX Corp. (a)	815,700	10,278
Bel Fuse, Inc.–Class A	121,800	3,569
Bel Fuse, Inc.–Class B	69,300	2,342
Hutchinson Technology, Inc. (a)(b)	115,564	3,995
Health Services (1.2%)
Cross Country Healthcare, Inc. (a)(b)	397,900	7,194

	Shares	Value
Holding & Other Investment Offices (8.0%)
Brascan Corp.–Class A (a)	598,050	$21,536
Capital Southwest Corp.	30,941	2,429
CRT Properties, Inc. REIT	199,000	4,748
Hutchison Whampoa, Ltd.	1,945,800	18,215
Industrial Machinery & Equipment (3.1%)
Alamo Group, Inc.	386,900	10,508
Applied Materials, Inc. (b)	294,000	5,027
Lindsay Manufacturing Co.	113,900	2,948
Instruments & Related Products (0.6%)
Credence Systems Corp. (a)(b)	369,400	3,380
Insurance (10.8%)
Aioi Insurance Co., Ltd.	761,400	3,515
Arch Capital Group, Ltd. (b)	285,900	11,064
Brit Insurance Holdings PLC	2,000,000	3,025
E-L Financial Corp., Ltd.	8,582	2,419
First American Corp. (a)	48,800	1,715
Leucadia National Corp.	59,400	4,127
MBIA, Inc. (a)	109,400	6,923
Millea Holdings, Inc., ADR (a)	251,092	18,734
Mitsui Sumitomo Insurance Co., Ltd.	757,000	6,575
Radian Group, Inc.	103,464	5,508
Investment Companies (0.3%)
JZ Equity Partners PLC	612,100	1,667
Life Insurance (0.7%)
Phoenix Cos. (The), Inc. (a)	342,500	4,281
Manufacturing Industries (2.7%)
Jakks Pacific, Inc. (a)(b)	574,253	12,697
Russ Berrie & Co., Inc.	133,100	3,040
Medical Instruments & Supplies (0.5%)
Coherent, Inc. (b)	100,000	3,044
Motion Pictures (0.3%)
Hollywood Entertainment Corp. (b)	156,900	2,054
Oil & Gas Extraction (13.4%)
Canadian Natural Resources, Ltd. (a)	354,800	15,175
EnCana Corp.	323,000	18,430
Nabors Industries, Ltd. (b)	126,500	6,488
Pogo Producing Co.	137,600	6,672
Smedvig ASA (a)	767,400	12,899
St. Mary Land & Exploration Co. (a)	93,600	3,907
Whiting Petroleum Corp. (b)	209,000	6,322
Willbros Group, Inc. (a)(b)	385,700	8,890
Paper & Allied Products (4.1%)
St. Joe Co. (The)	377,000	24,203

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Third Avenue Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (2.7%)
Parexel International Corp. (b)	368,800	$7,487
Sankyo Co., Ltd.	360,000	8,133
Real Estate (5.9%)
Forest City Enterprises, Inc.–Class A	233,350	13,429
LNR Property Corp. (a)	207,200	13,035
Trammell Crow Co. (b)	465,300	8,427
Research & Testing Services (1.0%)
Pharmaceutical Product Development, Inc. (b)	12,400	512
Tejon Ranch Co. (b)	137,305	5,602
Savings Institutions (1.2%)
Brookline Bancorp, Inc. (a)	439,443	7,172
Security & Commodity Brokers (4.9%)
Instinet Group, Inc. (b)	1,161,300	7,003
Investor AB–Class A	640,400	8,145
Legg Mason, Inc.	152,400	11,165
Westwood Holdings Group, Inc.	112,475	2,216
Transportation Equipment (1.3%)
Trinity Industries, Inc. (a)	221,600	7,552
Warehouse (1.9%)
Catellus Development Corp. REIT	372,507	11,399
Water Transportation (0.5%)
Alexander & Baldwin, Inc.	63,300	2,685
Total Common Stocks (cost: $324,729)		513,136
	Principal	Value
SHORT-TERM OBLIGATIONS (9.1%)
Repurchase Agreements (9.1%)
Investors Bank & Trust 1.75% Repurchase Agreement dated 12/31/2004 to be repurchased at $53,526 on 1/03/2005 (f)	$53,518	$53,518
Total Short-Term Obligations (cost: $53,518)		53,518
SECURITY LENDING COLLATERAL (19.5%)
Debt (18.2%)
Bank Notes (1.5%)
Bank of America 2.27%, due 01/18/2005 (c) 2.26%, due 02/15/2005 (c) 2.27%, due 03/03/2005 (c) 2.30%, due 06/09/2005 (c)	1,189 1,189 1,386 595	1,189 1,189 1,386 595
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	1,189 1,784	1,189 1,784
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	595	595

	Principal	Value
Bank Notes (continued)
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	$595	$595
Commercial Paper (3.6%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	1,487 1,189	1,487 1,189
Fairway Finance–144A 2.36%, due 01/25/2005	2,231	2,231
Greyhawk Funding–144A 2.35%, due 02/08/2005	892	892
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	2,075	2,075
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	3,746 3,865	3,746 3,865
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	2,967 2,074	2,967 2,074
Ranger Funding–144A 2.27%, due 01/14/2005	892	892
Euro Dollar Overnight (1.1%)
BNP Paribas 2.30%, due 01/03/2005	2,973	2,973
Harris Trust & Savings Bank 2.23%, due 01/03/2005	595	595
Royal Bank of Canada 2.25%, due 01/19/2005	3,003	3,003
Euro Dollar Terms (5.7%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	695 1,487	695 1,487
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	2,958 2,831 3,479	2,958 2,831 3,479
BNP Paribas 2.30%, due 02/01/2005	1,487	1,487
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	595 2,658	595 2,658
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	2,081 2,587	2,081 2,587
Den Danske Bank 2.26%, due 01/20/2005	1,487	1,487
Dexia Group 2.04%, due 01/21/2005	612	612

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Third Avenue Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Fortis Bank 2.14%, due 01/12/2005	$30	$30
Lloyds TSB Bank 2.28%, due 02/02/2005	595	595
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	613 2,973	613 2,973
Svenska Handlesbanken 2.25%, due 01/10/2005	892	892
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	2,539 2,973	2,539 2,973
Repurchase Agreements (6.3%) (d)
Credit Suisse First Boston (USA), Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $7,316 on 1/03/2005	7,314	7,314
Goldman Sachs Group, Inc. (The) 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $11,896 on 1/03/2005	11,893	11,893
Merrill Lynch & Co., Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $11,884 on 1/03/2005	11,882	11,882

	Principal	Value
Repurchase Agreements (continued)
Morgan Stanley 2.42% Repurchase Agreement dated 12/31/2004 to be repurchased at $5,948 on 1/03/2005	5,947	5,947
	Shares	Value
Investment Companies (1.3%)
Money Market Funds (1.3%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	95,147	$95
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	1,546,146	1,546
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	3,491,962	3,492
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	2,529,018	2,529
Total Security Lending Collateral (cost: $114,781)		114,781
Total Investment Securities (cost: $503,513)		$700,805
SUMMARY:
Investments, at value	119.2%	$700,805
Liabilities in excess of other assets	(19.2)%	(112,844)
Net assets	100.0%	$587,961

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $109,853.

(b)  No dividends were paid during the preceding twelve months.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $37,777, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

(f)  At December 31, 2004, the collateral for the repurchase agreement excluding collateral for securities on loan is as follows:

Collateral	Market Value and Accrued Interest
$9,762 SBA Pool-506434 4.75%, due 07/25/2028	$10,500
$19,530 SBA Pool-506693 4.70%, due 02/25/2029	21,000
$20,799 FN Pool-759534 4.50%, due 01/01/2034	21,000
$3,460 SBA Pool-505927 4.63%, due 05/25/2027	3,694
$56,194

DEFINITIONS:

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $13,807 or 2.3% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Third Avenue Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $503,513) (including securities loaned of $109,853)	$700,805
Cash	50
Receivables:
Investment securities sold	993
Shares sold	442
Interest	42
Dividends	799
Dividend reclaims receivable	37
703,168
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	8
Management and advisory fees	385
Service fees	3
Payable for collateral for securities on loan	114,781
Other	30
115,207
Net Assets	$587,961
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$280
Additional paid-in capital	372,020
Undistributed net investment income (loss)	1,169
Undistributed net realized gain (loss) from investment securities and foreign currency transactions	17,197
Net unrealized appreciation (depreciation) on:
Investment securities	197,292
Translation of assets and liabilites denominated in foreign currencies	3
Net Assets	$587,961
Net Assets by Class:
Initial Class	$574,721
Service Class	13,240
Shares Outstanding:
Initial Class	27,389
Service Class	630
Net Asset Value and Offering Price Per Share:
Initial Class	$20.98
Service Class	21.02

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$701
Dividends	6,242
Income from loaned securities–net	255
Less withholding taxes on foreign dividends	(356)
6,842
Expenses:
Management and advisory fees	4,115
Printing and shareholder reports	90
Custody fees	88
Administration fees	77
Legal fees	5
Audit fees	13
Directors fees	18
Service fees:
Service Class	15
Total expenses	4,421
Net Investment Income (Loss)	2,421
Net Realized Gain (Loss) from:
Investment securities	18,312
Foreign currency transactions	(23)
18,289
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on: Investment Securities	96,977
Net Gain (Loss) on Investments and Foreign Currency Transactions	115,266
Net Increase (Decrease) in Net Assets Resulting from Operations	$117,687

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Third Avenue Value

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,421	$2,598
Net realized gain (loss) from investment securities and foreign currency transactions	18,289	(1,233)
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	96,977	117,137
	117,687	118,502
Distributions to Shareholders:
From net investment income:
Initial Class	(3,407)	(1,165)
Service Class	(30)	–
	(3,437)	(1,165)
From net realized gains:
Initial Class	–	(459)
Service Class	–	–
	–	(459)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	46,907	127,153
Service Class	10,854	1,033
	57,761	128,186
Dividends and distributions reinvested:
Initial Class	3,407	1,624
Service Class	30	–
	3,437	1,624
Cost of shares redeemed:
Initial Class	(56,500)	(29,126)
Service Class	(496)	(46)
	(56,996)	(29,172)
	4,202	100,638
Net increase (decrease) in net assets	118,452	217,516
Net Assets:
Beginning of year	469,509	251,993
End of year	$587,961	$469,509
Undistributed Net Investment Income (Loss)	$1,169	$2,208

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	2,554	9,379
Service Class	591	68
	3,145	9,447
Shares issued–reinvested from distributions:
Initial Class	199	116
Service Class	2	–
	201	116
Shares redeemed:
Initial Class	(3,037)	(2,167)
Service Class	(28)	(3)
	(3,065)	(2,170)
Net increase (decrease) in shares outstanding:
Initial Class	(284)	7,328
Service Class	565	65
	281	7,393

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Third Avenue Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$16.93	$0.09	$4.08	$4.17	$(0.12)	$–	$(0.12)	$20.98
	12/31/2003	12.39	0.11	4.50	4.61	(0.05)	(0.02)	(0.07)	16.93
	12/31/2002	14.52	0.06	(1.78)	(1.72)	(0.07)	(0.34)	(0.41)	12.39
	12/31/2001	13.71	0.11	0.73	0.84	(0.01)	(0.02)	(0.03)	14.52
	12/31/2000	10.45	0.20	3.50	3.70	(0.12)	(0.32)	(0.44)	13.71
Service Class	12/31/2004	16.96	0.05	4.09	4.14	(0.08)	–	(0.08)	21.02
	12/31/2003	12.50	0.10	4.38	4.48	–	(0.02)	(0.02)	16.96

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	24.81%	$574,721	0.86%	0.86%	0.47%	19%
	12/31/2003	37.26	468,411	0.85	0.85	0.75	20
	12/31/2002	(11.87)	251,993	0.89	0.89	0.47	5
	12/31/2001	6.17	163,895	0.92	0.92	0.76	18
	12/31/2000	35.47	97,742	0.92	0.92	1.56	24
Service Class	12/31/2004	24.51	13,240	1.12	1.12	0.29	19
	12/31/2003	35.85	1,098	1.11	1.11	0.93	20

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – January 2, 1998
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Third Avenue Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Third Avenue Value ("the Fund"), part of ATSF, began operations on January 2, 1998. The Fund is "non-diversified" under 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Directors of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repur

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Third Avenue Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

chase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $2 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $107 of program income for its services. When the Fund makes a security loan, it received cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% (105% for non-U.S. Dollar based securities) of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Third Avenue Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e., through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation Conservative Portfolio	$23,787	4%
Asset Allocation Growth Portfolio	51,236	9%
Asset Allocation Moderate Portfolio	106,902	18%
Asset Allocation Moderate Growth Portfolio	63,610	11%
Select + Aggressive	53	–%
Select + Conservative	309	–%
Select + Growth & Income	888	–%
Total	$246,785	42%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.80% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured for the year ended December 31, 2004. There are no amounts subject to recapture at December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Third Avenue Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the period ended June 30, 2004, were $374.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amount was $25. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$102,237
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	66,532
U.S. Government	25,000

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, PFIC's and foreign currency transactions.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	(23)
Accumulated net realized gain (loss) from investment securities	23

The capital loss carryforward utilized during the year ended December 31, 2004 was $257.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$1,624
Long-term Capital Gain	–
2004 Distributions paid from:
Ordinary Income	3,437
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$5,733
Undistributed Long-term Capital Gains	$15,256
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$194,672	*

*  Amount includes unrealized appreciation/(depreciation) on derivatives and foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$506,136
Unrealized Appreciation	$196,948
Unrealized (Depreciation)	(2,279)
Net Unrealized Appreciation (Depreciation)	$194,669

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Third Avenue Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 5.–(continued)

be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Third Avenue Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

16

Transamerica Balanced

MARKET ENVIRONMENT

The stock market posted a healthy gain in 2004, most of which occurred in the second half of the period. After a promising start, the market retreated mid-year, in the face of several shocks, including sharply rising energy prices, and growing investor uncertainty about the pace and sustainability of economic growth. Later, the resolution of the U.S. presidential race, a falloff in oil prices, and signs of solid economic expansion boosted investor confidence. The market rallied, and the Standard and Poor's 500 Composite Stock Index ("S&P 500") advanced 9.23% in the final quarter, to end the year with a 10.87% total return.

Despite historically low yields, U.S. bond market returns were positive in 2004 as well. Although the Federal Reserve Board ("Fed") raised key short-term interest rates five times, by a total of 1.25%, longer-term bond yields were relatively steady. The Lehman Brothers U.S. Government/Credit Index ("LBGC") generated a total return of 4.19%.

PERFORMANCE

For the year ended December 31, 2004, Transamerica Balanced, Initial Class returned 11.16%. By comparison its primary and secondary benchmarks, the S&P 500 and the LBGC returned 10.87% and 4.19%, respectively.

STRATEGY REVIEW

The portfolio's performance reflects results through April 30, 2004, garnered by a prior subadvisor; and performance thereafter generated by Transamerica Investment Management, LLC ("TIM").

Our first task at TIM was to bring the portfolio's holdings in line with our investment approach and current tactics for core balanced portfolios. We adjusted the portfolio's asset allocation to approximately 70% equities/30% bonds, reflecting our belief that an improving economic environment would favor stocks. This worked to the portfolio's advantage, since stocks delivered much stronger returns than bonds.

Within the equity portfolio, we realigned holdings to meet our investment criteria. We seek businesses benefiting from strong, favorable economic and/or secular trends. We also look for management proficient in utilizing capital to enhance a company's return on investment. Once repositioned, the portfolio was heavily weighted in companies that stood to benefit from rising levels of global infrastructure spending (e.g. heavy equipment manufacturer Caterpillar Inc.), a stronger global economy (hotel chain Marriott International, Inc.), and/or the conversion to digital technology (cell phone maker QUALCOMM Incorporated). To make room for these securities, we divested a fair number of equities (e.g., Motorola, Inc., Texas Instruments Incorporated, and International Business Machines Corporation) that had been part of the portfolio prior to our tenure and did not meet our investment criteria.

The bond portfolio also was restructured, to reflect our fixed-income investment strategy and constructive economic outlook. In anticipation of rising inflationary pressures, we maintained a shorter duration than our benchmark. In the belief that a strong economy would further enhance corporate profits and creditworthiness, we overweighted corporate bonds and made strategic allocations to high-yield bonds and mortgage-backed securities ("MBS"s). As yields for non-Treasury securities fell over the period, the focus on corporate bonds and MBS contributed to excess returns for the bond portfolio.

Gary U. Rollé, CFA

Heidi Y.Hu, CFA

Jeffrey S. Van Harte, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Transamerica Balanced

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Initial Class	11.16%	7.11%	5/1/02
S&P 500[1]	10.87%	6.39%	5/1/02
LBGC[1]	4.19%	6.85%	5/1/02
Service Class	10.88%	13.19%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Transamerica Balanced

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,096.30	0.91%	$4.80
Hypothetical (b)	1,000.00	1,020.56	0.91	4.62
Service Class
Actual	1,000.00	1,095.60	1.17	6.16
Hypothetical (b)	1,000.00	1,019.25	1.17	5.94

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2004

This chart shows the percentage breakdown by Asset Type of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Transamerica Balanced

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (4.2%)
U.S. Treasury Bond 5.38%, due 02/15/2031 (a)	$1,066	$1,153
U.S. Treasury Note 3.50%, due 11/15/2009 (a) 3.50%, due 12/15/2009 (a) 4.00%, due 02/15/2014	580 500 560	577 498 552
Total U.S. Government Obligations (cost: $2,667)		2,780
U.S GOVERNMENT AGENCY OBLIGATIONS (1.6%)
Fannie Mae 6.00%, due 08/01/2034 6.00%, due 09/01/2034	546 465	565 481
Total U.S Government Agency Obligations (cost: $1,047)		1,046
CORPORATE DEBT SECURITIES (20.6%)
Amusement & Recreation Services (0.6%)
Harrah's Operating Co., Inc. 5.50%, due 07/01/2010	400	414
Automotive (0.3%)
Honeywell International, Inc. 5.13%, due 11/01/2006	187	193
Beverages (0.3%)
Coca-Cola Enterprises, Inc. 5.38%, due 08/15/2006	199	205
Business Credit Institutions (0.6%)
Textron Financial Corp. 2.69%, due 10/03/2006	400	394
Business Services (0.2%)
Clear Channel Communications, Inc. 6.00%, due 11/01/2006	156	162
Chemicals & Allied Products (0.2%)
Lubrizol Corp. 5.50%, due 10/01/2014	150	151
Commercial Banks (0.6%)
US Bank NA 3.75%, due 02/06/2009	400	396
Communication (0.4%)
COX Communications, Inc. 144A 5.45%, due 12/15/2014	200	200
Echostar DBS Corp. 5.75%, due 10/01/2008	78	79
Communications Equipment (0.6%)
Motorola, Inc. 4.61%, due 11/16/2007	400	408

	Principal	Value
Computer & Office Equipment (0.2%)
Hewlett-Packard Co. 3.63%, due 03/15/2008	$133	$132
Department Stores (0.1%)
Meyer (Fred) Stores, Inc. 7.45%, due 03/01/2008	40	44
Electric Services (0.6%)
Duke Capital LLC 5.67%, due 08/15/2014	400	413
Food & Kindred Products (0.6%)
Diageo Capital PLC 3.38%, due 03/20/2008	400	396
Food Stores (0.2%)
Stater Brothers Holdings, Inc. 8.13%, due 06/15/2012	100	106
Furniture & Fixtures (0.8%)
Lear Corp. 7.96%, due 05/15/2005	500	508
Holding & Other Investment Offices (1.6%)
Berkshire Hathaway Finance Corp. 144A 3.40%, due 07/02/2007	400	399
EOP Operating Limited Partnership 8.38%, due 03/15/2006	450	475
iStar Financial, Inc. 4.88%, due 01/15/2009	200	203
Hotels & Other Lodging Places (0.4%)
John Q. Hammons Hotels, Inc., Series B 8.88%, due 05/15/2012	51	58
Mirage Resorts, Inc. 7.25%, due 08/01/2017	100	103
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.–144A 6.63%, due 12/01/2014	100	99
Insurance (0.3%)
UnitedHealth Group, Inc. 5.20%, due 01/17/2007	162	168
Insurance Agents, Brokers & Service (0.6%)
Metlife, Inc. 3.91%, due 05/15/2005	400	402
Life Insurance (0.1%)
AIG SunAmerica Global Financing IX 5.10%, due 01/17/2007	50	52

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Lumber & Wood Products (0.7%)
Weyerhaeuser Co. 7.38%, due 03/15/2032	$400	$474
Mortgage-Backed (0.3%)
Countrywide Home Loans, Inc. 2.88%, due 02/15/2007	185	182
Motion Pictures (0.6%)
Time Warner, Inc. 9.13%, due 01/15/2013	310	399
Oil & Gas Extraction (1.2%)
Chesapeake Energy Corp. 7.00%, due 08/15/2014	100	106
Husky Oil, Ltd. 8.90%, due 08/15/2028 (b)	205	233
Kerr-McGee Corp. 6.95%, due 07/01/2024	400	442
Paper & Allied Products (0.3%)
Domtar Inc. 7.88%, due 10/15/2011	187	216
Personal Credit Institutions (0.9%)
Capital One Bank 5.00%, due 06/15/2009	200	206
General Electric Capital Corp. 2.85%, due 01/30/2006 5.35%, due 03/30/2006	110 151	110 155
General Motors Acceptance Corp. 4.38%, due 12/10/2007	90	89
Petroleum Refining (1.0%)
Amerada Hess Corp. 7.13%, due 03/15/2033	500	550
Enterprise Products Operating, LP 5.60%, due 10/15/2014	100	101
Primary Metal Industries (0.8%)
Alcoa, Inc. 4.25%, due 08/15/2007	500	509
Printing & Publishing (1.3%)
News America Holdings, Inc. 7.75%, due 12/01/2045	275	334
Viacom, Inc. 7.75%, due 06/01/2005	500	509
Radio & Television Broadcasting (0.8%)
Chancellor Media Corp. 8.00%, due 11/01/2008	450	505

	Principal	Value
Restaurants (0.2%)
Landry's Restaurants, Inc. 7.50%, due 12/15/2014	$100	$99
Security & Commodity Brokers (0.2%)
E*Trade Financial Corp. 8.00%, due 06/15/2011	100	107
Telecommunications (2.6%)
Liberty Media Corp. 5.70%, due 05/15/2013	200	198
SBC Communications, Inc. 5.75%, due 05/02/2006	400	413
Sprint Capital Corp. 4.78%, due 08/17/2006 (d)	500	510
Telefonica SA 7.35%, due 09/15/2005	400	412
Verizon Global Funding Corp. 4.00%, due 01/15/2008	165	166
Transportation & Public Utilities (0.3%)
Magellan Midstream Partners, L.P. 6.45%, due 06/01/2014	200	216
Variety Stores (0.1%)
Target Corp. 5.50%, due 04/01/2007	91	95
Total Corporate Debt Securities (cost: $13,266)		13,496
	Shares	Value
COMMON STOCKS (72.3%)
Automotive (4.3%)
Harley-Davidson, Inc.	20,000	$1,215
PACCAR, Inc.	20,000	1,610
Chemicals & Allied Products (0.8%)
Ecolab, Inc. (a)	15,000	527
Commercial Banks (2.1%)
Morgan Chase & Co. (J.P.)	34,940	1,363
Communication (1.7%)
XM Satellite Radio Holdings, Inc.–Class A (a)(c)	30,000	1,129
Communications Equipment (3.2%)
QUALCOMM, Inc.	50,000	2,120
Computer & Data Processing Services (3.0%)
Microsoft Corp.	39,105	1,044
Yahoo!, Inc. (c)	23,490	885
Computer & Office Equipment (3.2%)
Diebold, Inc.	15,000	836
Sandisk Corp. (a)(c)	50,000	1,248

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Electronic & Other Electric Equipment (3.1%)
General Electric Co.	43,880	$1,602
Samsung Electronics Co., Ltd., GDR, 144A (USD) (a)(c)	1,895	415
Electronic Components & Accessories (0.7%)
Intel Corp.	20,000	468
Engineering & Management Services (3.7%)
Jacobs Engineering Group, Inc. (c)	50,000	2,390
Fabricated Metal Products (1.4%)
Gillette Co. (The)	20,000	896
Hotels & Other Lodging Places (4.0%)
Marriott International, Inc.–Class A	41,555	2,617
Industrial Machinery & Equipment (11.2%)
American Standard Cos., Inc. (c)	20,000	826
Caterpillar, Inc.	30,000	2,925
Donaldson Co., Inc.	25,000	815
Graco, Inc.	22,200	829
Illinois Tool Works, Inc.	10,000	927
Kennametal, Inc.	20,000	995
Insurance (3.6%)
Berkshire Hathaway, Inc.–Class B (c)	417	1,224
WellPoint Health Networks Inc. (c)	10,000	1,150
Medical Instruments & Supplies (2.5%)
Zimmer Holdings, Inc. (c)	20,000	1,602
Motor Vehicles, Parts & Supplies (1.2%)
BorgWarner, Inc.	15,000	813
Oil & Gas Extraction (3.3%)
Anadarko Petroleum Corp.	14,000	907
Apache Corp.	25,000	1,264
Paper & Allied Products (1.8%)
3M Co.	14,540	1,193
Pharmaceuticals (4.9%)
Allergan, Inc.	11,000	892
Amgen, Inc. (c)	13,885	891
Roche Holding AG-Genusschein	12,241	1,409
Primary Metal Industries (1.6%)
Hubbell, Inc.–Class B	20,000	1,046
Printing & Publishing (3.5%)
McGraw-Hill Cos., Inc. (The)	25,000	2,289
Stone, Clay & Glass Products (0.6%)
Gentex Corp. (a)	10,000	370
Telecommunications (1.2%)
Verizon Communications, Inc.	20,000	810

	Shares	Value
Trucking & Warehousing (2.6%)
United Parcel Service, Inc.–Class B	20,000	$1,709
Wholesale Trade Durable Goods (3.1%)
Grainger (W.W.), Inc.	30,000	1,999
Total Common Stocks (cost: $40,031)		47,250
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.6%)
U.S. Treasury Bill 1.20%, due 01/13/2005	$400	$400
Total Short-Term U.S. Government Obligations (cost: $400)		400
SECURITY LENDING COLLATERAL (8.3%)
Debt (7.7%)
Bank Notes (0.6%)
Bank of America 2.27%, due 01/18/2005 (b) 2.26%, due 02/15/2005 (b) 2.27%, due 03/03/2005 (b) 2.30%, due 06/09/2005 (b)	56 56 65 28	56 56 65 28
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	84 56	84 56
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	28	28
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (b)	28	28
Commercial Paper (1.5%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	70 56	70 56
Fairway Finance–144A 2.36%, due 01/25/2005	105	105
Greyhawk Funding–144A 2.35%, due 02/08/2005	42	42
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	98	98
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (b) 2.39%, due 06/10/2005 (b)	177 182	177 182
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	140 98	140 98
Ranger Funding–144A 2.27%, due 01/14/2005	42	42

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (0.5%)
BNP Paribas 2.30%, due 01/03/2005	$140	$140
Harris Trust & Savings Bank 2.23%, due 01/03/2005	28	28
Royal Bank of Canada 2.25%, due 01/19/2005	142	142
Euro Dollar Terms (2.4%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	33 70	33 70
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	134 140 164	134 140 164
BNP Paribas 2.30%, due 02/01/2005	70	70
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	126 28	126 28
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	98 122	98 122
Den Danske Bank 2.26%, due 01/20/2005	70	70
Dexia Group 2.04%, due 01/21/2005	29	29
Fortis Bank 2.14%, due 01/12/2005	2	2
Lloyds TSB Bank 2.28%, due 02/02/2005	28	28
Royal Bank of Scotland 2.01%, due 01/20/2005 29 29 2.27%, due 02/02/2005	140	140
Svenska Handlesbanken 2.25%, due 01/10/2005	42	42
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	120 140	120 140

	Principal	Value
Repurchase Agreements (2.7%) (e)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $345 on 01/03/2005	$345	$345
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $561 on 01/03/2005	561	561
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $561 on 01/03/2005	561	561
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $282 on 01/03/2005	281	281
	Shares	Value
Investment Companies (0.6%)
Money Market Funds (0.6%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	4,489	$5
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	72,956	73
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	164,772	165
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (f)	119,334	119
Total Security Lending Collateral (cost: $5,416)		5,416
Total Investment Securities (cost: $62,827)		$70,388
SUMMARY:
Investments, at value	107.6%	$70,388
Liabilities in excess of other assets	(7.6)%	(4,997)
Net assets	100.0%	$65,391

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $5,250.

(b)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(c)  No dividends were paid during the preceding twelve months.

(d)  Securities are stepbonds. Sprint Capital Corp. has a coupon rate of 4.78% until 08/17/2006, thereafter the coupon rate will be 0.00%.

(e)  Cash collateral for the Repurchase Agreements, valued at $1,783, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(f)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

GDR  Global Depositary Receipt

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $1,349 or 2.1% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Transamerica Balanced

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $62,827) (including securities loaned of $5,250)	$70,388
Cash	550
Receivables:
Shares sold	52
Interest	235
Dividends	63
71,288
Liabilities:
Investment securities purchased	399
Accounts payable and accrued liabilities:
Shares redeemed	28
Management and advisory fees	44
Payable for collateral for securities on loan	5,416
Other	10
5,897
Net Assets	$65,391
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$56
Additional paid-in capital	52,163
Undistributed net investment income (loss)	888
Undistributed net realized gain (loss) from investment securities and foreign currency transactions	4,723
Net unrealized appreciation (depreciation) on investment securities	7,561
Net Assets	$65,391
Net Assets by Class:
Initial Class	$62,934
Service Class	2,457
Shares Outstanding:
Initial Class	5,347
Service Class	209
Net Asset Value and Offering Price Per Share:
Initial Class	$11.77
Service Class	11.77

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$912
Dividends	559
Income from loaned securities–net	14
Less withholding taxes on foreign dividends	(8)
1,477
Expenses:
Management and advisory fees	511
Printing and shareholder reports	15
Custody fees	32
Administration fees	9
Audit fees	16
Directors fees	2
Service fees:
Service Class	3
Total expenses	588
Net Investment Income (Loss)	889
Net Realized Gain (Loss) from:
Investment securities	4,779
Foreign currency transactions	(1)
4,778
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	974
Net Gain (Loss) on Investments and Foreign Currency Transactions	5,752
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,641

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Transamerica Balanced

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$889	$725
Net realized gain (loss) from investment securities and foreign currency transactions	4,778	783
Net unrealized appreciation (depreciation) on investment securities	974	6,647
	6,641	8,155
Distributions to Shareholders:
From net investment income:
Initial Class	(715)	(107)
Service Class	(11)	–
	(726)	(107)
From net realized gains:
Initial Class	(369)	–
Service Class	(7)	–
	(376)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	9,500	41,653
Service Class	2,258	658
	11,758	42,311
Dividends and distributions reinvested:
Initial Class	1,083	107
Service Class	18	–
	1,101	107
Cost of shares redeemed:
Initial Class	(14,430)	(25,584)
Service Class	(587)	(105)
	(15,017)	(25,689)
	(2,158)	16,729
Net increase (decrease) in net assets	3,381	24,777
Net Assets:
Beginning of year	62,010	37,233
End of year	$65,391	$62,010
Undistributed Net Investment Income (Loss)	$888	$726

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	870	4,324
Service Class	205	65
	1,075	4,389
Shares issued–reinvested from distributions:
Initial Class	105	11
Service Class	2	–
	107	11
Shares redeemed:
Initial Class	(1,323)	(2,565)
Service Class	(53)	(10)
	(1,376)	(2,575)
Net increase (decrease) in shares outstanding:
Initial Class	(348)	1,770
Service Class	154	55
	(194)	1,825

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Transamerica Balanced

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$10.79	$0.16	$1.02	$1.18	$(0.13)	$(0.07)	$(0.20)	$11.77
	12/31/2003	9.49	0.13	1.19	1.32	(0.02)	–	(0.02)	10.79
	12/31/2002	10.00	0.07	(0.58)	(0.51)	–	–	–	9.49
Service Class	12/31/2004	10.79	0.14	1.01	1.15	(0.10)	(0.07)	(0.17)	11.77
	12/31/2003	9.73	0.08	0.98	1.06	–	–	–	10.79

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	11.16%	$62,934	0.96%	0.96%	1.45%	128%
	12/31/2003	13.90	61,419	1.15	1.15	1.31	65
	12/31/2002	(5.10)	37,233	1.40	1.59	1.08	42
Service Class	12/31/2004	10.88	2,457	1.19	1.19	1.31	128
	12/31/2003	10.93	591	1.38	1.38	1.14	65

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 1, 2002

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursement by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Balanced ("the Fund"), part of ATSF, began operations on May 1, 2002.

On May 3, 2004, the Fund changed its name from Janus Balanced to Transamerica Balanced and changed its sub-advisor from Janus Capital Management, LLC to Transamerica Investment Management, LLC.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Directors of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $6 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned less than $6 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through

IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no outstanding forward foreign currency contracts at December 31, 2004.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

From January 1, 2004 to April 30, 2004:

0.90% of the first $500 million of ANA
0.85% of the next $500 million of ANA
0.80% of ANA over $1 billion

From May 1, 2004 on:

0.80% of the first $250 million of ANA
0.775% of the next $250 million of ANA
0.75% of the next $500 million of ANA
0.70% of the next $500 million of ANA
0.65% of ANA over $1.5 billion

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

The were no amounts recaptured during the year ended December 31, 2004. There are no amounts subject to recapture at December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $3. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$61,031
U.S. Government	15,039
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	56,520
U.S. Government	20,915

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions and return of capital.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	(1)
Accumulated net realized gain (loss) from investment securities	1

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$107
Long-term Capital Gain	–
2004 Distributions paid from:
Ordinary Income	757
Long-term Capital Gain	345

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$2,752
Undistributed Long-term Capital Gains	$2,871
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$7,549

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$62,839
Unrealized Appreciation	$7,758
Unrealized (Depreciation)	(209)
Net Unrealized Appreciation (Depreciation)	$7,549

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.80% of the first $250 million
0.75% over $250 million up to $500 million
0.70% over $500 million up to $1.5 billion
0.625% in excess of $1.5 billion

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Transamerica Balanced

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Balanced (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

16

Transamerica Balanced

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $345 for the year ended December 31, 2004.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

17

Transamerica Convertible Securities

MARKET ENVIRONMENT

The twelve months ended December 31, 2004, were a positive but uneven period for convertible securities. Sensitive to movements in both equity and bond prices, convertibles advanced early on, as signs of an economic recovery fueled solid equity gains. Mid-year, convertibles lost ground, due in part to higher interest rates and rising bond yields that negatively impacted convertibles' bond-like features. The mid-year retreat also can be attributed to a "soft patch" in the economy induced partly by sharply higher energy prices. Investor fears and uncertainty escalated, driving the stock market lower through October and impacting convertibles' equity-related attributes as well. With the conclusion of the U.S. presidential race in November, a major element of uncertainty was removed. In addition, evidence of economic growth firmed, oil prices receded, and corporate earnings remained strong. Equities rebounded vigorously as the year wound to a close, pulling convertibles up, too.

PERFORMANCE

For the year ended December 31, 2004, Transamerica Convertible Securities, Initial Class returned 13.18%. By comparison its benchmark, the Merrill Lynch All U.S. Convertible Index returned 9.61%.

STRATEGY REVIEW

Throughout the year, the portfolio was positioned for moderate economic growth, with an emphasis on companies that, in our view, stood to benefit disproportionately from economic expansion. Consistent with this theme, we invested approximately 50% of assets in convertibles issued by small- and mid-cap companies, which tend to be highly sensitive (for better and worse) to the state of economic growth. We maintained this growth-oriented positioning even when the economy and market softened mid-year and were rewarded handsomely when the evidence of growth later solidified.

We also focused on companies in the leisure/lodging, entertainment and gaming areas. Due to a broad secular trend – namely, more leisure time for Americans – these industries are growing faster than the general economy. Confirming the resilience of this area, two synthetic securities, for gaming company MGM Grand – The City of Entertainment ("MGM Grand") and video-game designer Electronic Arts Inc. ("Electronic Arts"), were major contributors to total return.

During 2004, MGM Grand announced a merger with Mandalay Resort Group that will make it the dominant casino operator in Las Vegas. MGM Grand also is a major competitor in Macau, which is rapidly emerging as Asia's largest gambling center. MGM Grand also has done an excellent job of managing its real estate assets in Las Vegas, where land values are among the fastest-rising in the country. As for Electronic Arts, they dominate the gaming industry with a portfolio of franchise game titles unrivaled in the industry. The company is undergoing a transformation from a simple game designer to an entertainment powerhouse like Time Warner Inc. or The Walt Disney Company.

Our benefiting-from-growth investment theme did not play out so well with Nortel Networks Corporation ("Nortel"). We purchased convertibles issued by this telecommunications equipment maker in 2003, after the company was hit by an accounting scandal. Our research showed that, despite accounting irregularities, the core business was sound. At the time we purchased, a new management team was scheduled to take the helm. We also believed that, in a stronger economy, higher demand for Nortel's products would give its various securities a boost. The higher demand failed to materialize, and revising the financial statements is taking longer than expected. We exited the position at a loss.

Kirk J. Kim, CFA

Gary U. Rollé, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON /Transamerica Series Fund, Inc.

Annual Report 2004

1

Transamerica Convertible Securities

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Initial Class	13.18%	10.46%	5/1/02
ML U.S. Conv.[1]	9.61%	10.48%	5/1/02
Service Class	12.99%	17.99%	5/1/03

NOTES

1  The Merrill Lynch All U.S. Convertible (ML U.S. Conv.) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Because convertible securities are primarily long-term debt obligations and for that reason influenced by increases and decreases in interest rates, they may be subject to credit risk.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Transamerica Convertible Securities

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,092.90	0.85%	$4.47
Hypothetical (b)	1,000.00	1,020.86	0.85	4.32
Service Class
Actual	1,000.00	1,092.00	1.11	5.84
Hypothetical (b)	1,000.00	1,019.56	1.11	5.63

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
CONVERTIBLE BONDS (88.0%)
Aerospace (0.6%)
Armor Holdings, Inc. 2.00%, due 11/01/2024 (a)	$2,000	$2,272
Business Services (2.3%)
Danaher Corp. Zero Coupon 0.00%, due 01/22/2021 (b)	9,500	8,063
Commercial Banks (9.3%)
Bank of America Corp. 0.25%, due 04/30/2014	6,250	8,633
Euronet Worldwide, Inc., 144A 1.63%, due 12/15/2024 (b)	5,750	6,117
SG Structured Products, Inc. 1.33%, due 10/04/2005 (k)	8,000	10,086
Wells Fargo & Co. 0.25%, due 04/29/2014 (k)	8,000	8,510
Communication (2.8%)
American Tower Corp.–144A 3.00%, due 08/15/2012 (b)	6,000	6,772
Xm Satellite Radio, Inc., 144A 1.75%, due 12/01/2009 (b)	3,000	3,086
Communications Equipment (1.0%)
Comtech Telecommunications 2.00%, due 02/01/2024 (b)(c)	3,500	3,727
Computer & Data Processing Services (9.9%)
GTECH Holdings Corp. 1.75%, due 12/15/2021	2,750	5,215
Openwave Systems, Inc.–144A 2.75%, due 09/09/2008	9,900	11,001
Overstock.com, Inc., 144A 3.75%, due 12/01/2011	3,350	4,150
RealNetworks, Inc. Zero Coupon 0.00%, due 07/01/2010 (b)	7,500	7,612
Terremark Worldwide, Inc.–144A 9.50%, due 06/15/2009 (b)	8,000	7,420
Computer & Office Equipment (2.0%)
Scientific Games Corp., 144A 0.75%, due 12/01/2024	7,000	7,289
Electronic Components & Accessories (4.8%)
Cypress Semiconductor Corp. 1.25%, due 06/15/2008	4,100	4,331
Micron Technology, Inc. 2.50%, due 02/01/2010 (b)	5,500	6,504
Pixelworks, Inc. 1.75%, due 05/15/2024 (b)	6,500	5,582
Synaptics, Inc., 144A 0.75%, due 12/01/2024	900	870

	Principal	Value
Health Services (0.8%)
Matria Healthcare, Inc. 4.88%, due 05/01/2024	$1,800	$2,765
Hotels & Other Lodging Places (6.6%)
Host Marriott, LP–144A 3.25%, due 04/15/2024	6,500	7,475
Kerzner International, Ltd. 2.38%, due 04/15/2024	7,000	8,514
Starwood Hotels & Resorts Worldwide, Inc. 3.50%, due 05/16/2023 (b)	6,000	7,440
Manufacturing Industries (6.4%)
International Game Technology Zero Coupon 0.00%, due 01/29/2033	8,000	6,110
K2, Inc. 5.00%, due 06/15/2010	5,675	8,144
Shuffle Master, Inc.–144A 1.25%, due 04/15/2024	7,000	8,732
Mortgage Bankers & Brokers (3.6%)
MSFT Exchangeable Trust Zero Coupon–144A 0.00%, due 02/25/2031 (k)	8,000	9,200
Virgin River Casino Corp./RBG LLC/ B&BB, Inc., 144A 0.00%, due 01/15/2013 (d)	6,000	3,750
Motion Pictures (5.1%)
Liberty Media Corp. 3.25%, due 03/15/2031 (b)	7,950	7,801
Lions Gate Entertainment Corp. 4.88%, due 12/15/2010 (b)	1,150	2,353
Lions Gate Entertainment Corp.–144A 2.94%, due 10/15/2024	6,800	8,058
Oil & Gas Extraction (2.9%)
Devon Energy Corp. 4.90%, due 08/15/2008	4,000	4,395
4.95%, due 08/15/2008	1,500	1,648
Quicksilver Resources, Inc.–144A 1.88%, due 11/01/2024 (b)	4,000	4,265
Pharmaceuticals (5.1%)
Abgenix, Inc., 144A 1.75%, due 12/15/2011 (b)	3,300	3,568
Medarex, Inc.–144A 2.25%, due 05/15/2011	7,700	8,326
Teva Pharmaceutical Finance II LLC, Series B 0.25%, due 02/01/2024	3,000	3,045
Teva Pharmaceutical Finance NV 0.38%, due 11/15/2022	2,250	3,268
Primary Metal Industries (1.8%)
Inco, Ltd. Zero Coupon 0.00%, due 03/29/2021	6,500	6,508

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Radio & Television Broadcasting (1.1%)
Sirius Satellite Radio, Inc. 3.25%, due 10/15/2011 (b)	$2,200	$3,767
Radio, Television & Computer Stores (2.1%)
Guitar Center, Inc. 4.00%, due 07/15/2013	4,600	7,435
Research & Testing Services (2.9%)
deCODE genetics, Inc. 3.50%, due 04/15/2011	5,550	5,071
Oscient Pharmaceuticals Corp.–144A 3.50%, due 04/15/2011	5,750	5,247
Retail Trade (1.5%)
Dick's Sporting Goods, Inc. 1.61%, due 02/18/2024 (e)	6,850	5,249
Security & Commodity Brokers (2.5%)
Morgan Stanley Group, Inc.–144A 0.25%, due 07/30/2014	7,900	8,947
Telecommunications (7.4%)
Millicom International Cellular Exchangeable Note Trust–144A 10.00%, due 11/20/2008 (k)	5,750	9,143
Nextel Partners, Inc. 1.50%, due 11/15/2008 (b)	6,600	10,626
NII Holdings, Inc. 2.88%, due 02/01/2034 (b)	5,750	6,627
Water Transportation (5.5%)
Carnival Corp. 1.13%, due 04/29/2033 (f)	7,000	6,335
OMI Corp., 144A 2.88%, due 12/01/2024 (b)	2,950	2,854
Royal Caribbean Cruises, Ltd. Zero Coupon 0.00%, due 02/02/2021	7,000	4,471
0.00%, due 05/18/2021	7,000	6,038
Total Convertible Bonds (cost: $278,630)		314,415
	Shares	Value
CONVERTIBLE PREFERRED STOCKS (6.3%)
Automotive (1.5%)
Ford Motor Co. Capital Trust II	100,000	$5,263
Chemicals & Allied Products (0.9%)
Terra Industries, Inc.–144A (g)(k)	3,000	3,408
Electric Services (1.8%)
Aquila, Inc. (b)(g)	191,000	6,518
Metal Mining (1.5%)
Freeport-McMoRan Copper & Gold, Inc. Preferred (b)	5,600	5,474

	Shares	Value
Oil & Gas Extraction (0.6%)
Chesapeake Energy Corp.	1,725	$2,003
Total Convertible Preferred Stocks (cost: $21,831)		22,666
	Principal	Value
SECURITY LENDING COLLATERAL (12.8%)
Debt (11.9%)
Bank Notes (0.9%)
Bank of America 2.27%, due 01/18/2005 (h)	$474	$474
2.26%, due 02/15/2005 (h)	474	474
2.27%, due 03/03/2005 (h)	552	552
2.30%, due 06/09/2005 (h)	237	237
Bear Stearns & Co. 2.45%, due 06/05/2005	711	711
2.45%, due 09/08/2005	474	474
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	237	237
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (h)	237	237
Commercial Paper (2.4%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005	593	593
2.29%, due 01/14/2005	474	474
Fairway Finance–144A 2.36%, due 01/25/2005	889	889
Greyhawk Funding–144A 2.35%, due 02/08/2005	356	356
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	827	827
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (h)	1,494	1,494
2.39%, due 06/10/2005 (h)	1,541	1,541
Preferred Receivables Funding–144A 2.23%, due 01/05/2005	1,183	1,183
2.35%, due 02/01/2005	827	827
Ranger Funding–144A 2.27%, due 01/14/2005	356	356
Euro Dollar Overnight (0.6%)
BNP Paribas 2.30%, due 01/03/2005	593	593
Harris Trust & Savings Bank 2.23%, due 01/03/2005	237	237
Royal Bank of Canada 2.25%, due 01/19/2005	1,197	1,197
Euro Dollar Terms (3.9%)
Bank of Montreal 2.26%, due 01/28/2005	277	277
2.13%, due 02/02/2005	593	593

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Bank of Nova Scotia 2.33%, due 01/13/2005	$1,129	$1,129
2.33%, due 01/24/2005	1,387	1,387
2.32%, due 02/08/2005	1,180	1,180
BNP Paribas 2.30%, due 02/01/2005	1,186	1,186
Calyon 2.27%, due 01/20/2005	1,060	1,060
2.34%, due 02/02/2005	237	237
Citigroup 2.06%, due 01/25/2005	830	830
2.31%, due 02/25/2005	1,031	1,031
Den Danske Bank 2.26%, due 01/20/2005	593	593
Dexia Group 2.04%, due 01/21/2005	244	244
Fortis Bank 2.14%, due 01/12/2005	12	12
Lloyds TSB Bank 2.28%, due 02/02/2005	237	237
Royal Bank of Scotland 2.01%, due 01/20/2005	244	244
2.27%, due 02/02/2005	1,186	1,186
Svenska Handlesbanken 2.25%, due 01/10/2005	356	356
Wells Fargo & Co. 2.32%, due 01/14/2005	1,012	1,012
2.31%, due 01/28/2005	1,186	1,186
Repurchase Agreements (4.1%) (i)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,917 on 01/03/2005	2,916	2,916

	Principal	Value
Repurchase Agreements (continued)
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $4,743 on 01/03/2005	$4,742	$4,742
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $4,738 on 01/03/2005	4,737	4,737
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,371 on 01/03/2005	2,371	2,371
	Shares	Value
Investment Companies (0.9%)
Money Market Funds (0.9%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	37,935	$38
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	616,449	616
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	1,392,247	1,392
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (j)	1,008,321	1,008
Total Security Lending Collateral (cost: $45,763)		45,763
Total Investment Securities (cost: $346,224)		$382,844
SUMMARY:
Investments, at value	107.1%	$382,844
Liabilities in excess of other assets	(7.1)%	(25,452)
Net assets	100.0%	$357,392

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Securities are stepbonds. Armor Holding, Inc. had a coupon rate of 2.00% until 11/01/2011, thereafter the coupon rate will be 0.00%.

(b)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $44,710.

(c)  Securities are stepbonds. Comtech Telecommunications has a coupon rate of 2.00% until 02/01/2011, thereafter the coupon rate will be 0.00%.

(d)  Securities are stepbonds. Virgin River Casino Corp. has a coupon rate of 0.00% until 01/15/2009, thereafter the coupon rate will be 12.75%.

(e)  Securities are stepbonds. Dick's Sporting Goods, Inc. has a coupon rate of 1.61% until 02/18/2009, thereafter the coupon rate will be 0.00%.

(f)  Securities are stepbonds. Carnival Corp. has a coupon rate of 1.13% until 04/01/2008, thereafter the coupon rate will be 0.00%.

(g)  No dividends were paid during the preceding twelve months.

(h)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(i)  Cash collateral for the Repurchase Agreements, valued at $15,062, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(j)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

(k)  Security value is determined in good faith in accordance with procedures approved by the Fund's Board of Directors.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $135,027 or 37.8% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Transamerica Convertible Securities

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $346,224) (including securities loaned of $44,710)	$382,844
Cash	18,803
Receivables:
Shares sold	506
Interest	1,195
Dividends	81
403,429
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	10
Management and advisory fees	237
Service fees	1
Payable for collateral for securities on loan	45,763
Other	26
46,037
Net Assets	$357,392
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$292
Additional paid-in capital	276,593
Undistributed net investment income (loss)	7,999
Undistributed net realized gain (loss) from investment securities	35,888
Net unrealized appreciation (depreciation) on investment securities	36,620
Net Assets	$357,392
Net Assets by Class:
Initial Class	$351,386
Service Class	6,006
Shares Outstanding:
Initial Class	28,696
Service Class	491
Net Asset Value and Offering Price Per Share:
Initial Class	$12.24
Service Class	12.24

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$8,217
Dividends	2,938
Income from loaned securities–net	155
11,310
Expenses:
Management and advisory fees	3,146
Printing and shareholder reports	7
Custody fees	64
Administration fees	59
Legal fees	4
Audit fees	13
Directors fees	14
Service fees:
Service Class	8
Total expenses	3,315
Net Investment Income (Loss)	7,995
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	35,917
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	2,896
Net Gain (Loss) on Investments	38,813
Net Increase (Decrease) in Net Assets Resulting from Operations	$46,808

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Transamerica Convertible Securities

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$7,995	$7,629
Net realized gain (loss) from investment securities	35,917	15,517
Net unrealized appreciation (depreciation) on investment securities	2,896	33,800
	46,808	56,946
Distributions to Shareholders:
From net investment income:
Initial Class	(7,569)	(422)
Service Class	(60)	–
	(7,629)	(422)
From net realized gains:
Initial Class	(14,919)	–
Service Class	(135)	–
	(15,054)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	33,356	262,280
Service Class	5,676	884
	39,032	263,164
Dividends and distributions reinvested:
Initial Class	22,486	422
Service Class	195	–
	22,681	422
Cost of shares redeemed:
Initial Class	(108,667)	(20,929)
Service Class	(1,049)	(59)
	(109,716)	(20,988)
	(48,003)	242,598
Net increase (decrease) in net assets	(23,878)	299,122
Net Assets:
Beginning of year	381,270	82,148
End of year	$357,392	$381,270
Undistributed Net Investment Income (Loss)	$7,999	$7,629

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	2,840	26,207
Service Class	486	82
	3,326	26,289
Shares issued–reinvested from distributions:
Initial Class	2,170	40
Service Class	19	–
	2,189	40
Shares redeemed:
Initial Class	(9,361)	(2,012)
Service Class	(91)	(5)
	(9,452)	(2,017)
Net increase (decrease) in shares outstanding:
Initial Class	(4,351)	24,235
Service Class	414	77
	(3,937)	24,312

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Transamerica Convertible Securities

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$11.51	$0.24	$1.16	$1.40	$(0.23)	$(0.44)	$(0.67)	$12.24
	12/31/2003	9.32	0.31	1.89	2.20	(0.01)	–	(0.01)	11.51
	12/31/2002	10.00	0.17	(0.85)	(0.68)	–	–	–	9.32
Service Class	12/31/2004	11.50	0.20	1.18	1.38	(0.20)	(0.44)	(0.64)	12.24
	12/31/2003	9.86	0.18	1.46	1.64	–	–	–	11.50

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	13.18%	$351,386	0.84%	0.84%	2.04%	138%
	12/31/2003	23.66	380,387	0.84	0.84	2.88	139
	12/31/2002	(6.80)	82,148	1.08	1.08	2.73	72
Service Class	12/31/2004	12.99	6,006	1.10	1.10	1.72	138
	12/31/2003	16.69	883	1.09	1.09	2.41	139

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 1, 2002
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Convertible Securities ("the Fund"), part of ATSF, began operations on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned less than $67 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$40,741	11%
Asset Allocation–Moderate Portfolio	146,811	41%
Asset Allocation–Moderate Growth Portfolio	96,014	27%
Total	283,566	79%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA

0.70% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.30% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended
December 31, 2004. There are no amounts subject to recapture at December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class  0.15%

Service Class  0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $15. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$523,707
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	596,072
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, financial derivatives.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	4
Accumulated net realized gain (loss) from investment securities	(4)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$422
Long-term Capitial Gain	–
2004 Distributions paid from:
Ordinary Income	22,655
Long-term Capitial Gain	28

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$32,083
Undistributed Long-term Capital Gains	$11,804
Net Unrealized Appreciation (Depreciation)	$36,620

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$346,224
Unrealized Appreciation	$40,455
Unrealized (Depreciation)	(3,835)
Net Unrealized Appreciation (Depreciation)	$36,620

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.75% of the first $250 million
0.70% in excess of $250 million

Effective January 1, 2005, the Fund has implemented new expense caps under which the Fund's Operating Expenses, excluding 12b-1 fees, will not exceed 1.25% for the Initial Class and 1.50% for the Service Class of average daily net assets on an annual basis, respectively. To the extent that the Total Fund Operating Expenses would exceed the expense cap for one of the Fund in any month if the maximum Adviser Fee was paid, the Adviser Fee automatically reduces to ensure compliance with the applicable expense cap. If the automatic reduction of the Adviser Fee is not sufficient to maintain an expense cap, the Investment Adviser and/or its affiliates will remit to the appropriate Fund an amount that is sufficient to pay the excess amount and maintain the expense cap.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Transamerica Convertible Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Convertible Securities (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Transamerica Convertible Securities

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION
(amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $28 for the year ended December 31, 2004.

AEGON /Transamerica Series Fund, Inc.

Annual Report 2004

15

Transamerica Equity

MARKET ENVIRONMENT

The Standard and Poor's 500 Composite Stock Index ("S&P 500") finished the twelve months ended December 31, 2004, with a total return of 10.87%, compared to a gain of 28.67% in 2003.

Nearly all of the S&P 500's gains came in the final two months of the year. Prior to that, worries about Iraq, terrorism, sharply rising oil prices, inconclusive employment data, and the U.S. elections gave investors pause, even in the face of rising corporate profits and moderately strong economic growth. With the quick and decisive conclusion of a closely contested U.S. presidential election, one key element of uncertainty was removed, and investors responded enthusiastically. Sectors highly correlated with a strong economy – such as materials, industrials and consumer discretionary stocks – performed best. The healthcare and technology sectors lagged. The former suffered from product-safety issues and a relative dearth of new medicine introductions; the latter, from lower-than-anticipated personal computer sales and a related inventory glut in semiconductors. Even within sectors, however, results for individual securities varied widely, on the basis of company-specific factors; in short, 2004 truly was a year when "stock picking" was as, if not more, important than sector weightings.

PERFORMANCE

For the year ended December 31, 2004, Transamerica Equity, Initial Class  returned 15.81%. By comparison its benchmark, the S&P 500 returned 10.87%.

STRATEGY REVIEW

We focus on identifying powerful, long-term secular trends and companies positioned to benefit from them. In 2004, we emphasized securities of companies developing new technologies, carving out new markets and/or applying technology to enhance productivity. In addition, the companies we choose must have free cash flow and skilled management committed to improving returns on investment. We also look for a reasonably attractive entry price relative to a security's appreciation potential. Once we pinpoint a security with these characteristics, we will commit as much as 5% or more of assets. To compensate for the additional risk inherent in such concentration, we strive to ensure that the portfolio is broadly diversified in terms of business risks.

Many of the portfolio's top contributors to performance (e.g., QUALCOMM Incorporated ("QUALCOMM"), XM Satellite Radio Inc. and WellPoint Health Networks Inc. ("WellPoint")) fall into our new-technologies-and-productivity investment theme. For example, QUALCOMM, a leading manufacturer of code division multiple access ("CDMA") chips used in cell phones, met or exceeded earnings estimates throughout the year, thanks to growing demand worldwide. The stock also benefited from Sprint Corporation (FON) Group's ("Sprint") attempts to purchase Nextel Communications, Inc.("Nextel"). The conversion of Nextel customers to Sprint's platform could generate even more demand for CDMA phones. At WellPoint, a health management organization, management is effectively applying technology to manage vast amounts of data and thereby reduce costs of administering health plans. In addition, we feel the 2004 merger with another HMO, Anthem, Inc., leaves WellPoint well positioned to effect productivity-driven gains from an entirely new set of customers.

The price gains in these and other securities were partially offset by losses for Intel Corporation (semiconductors), Pfizer Inc. ("Pfizer") (pharmaceuticals), State Street Corporation ("State Street") (financial services) and a few other stocks. As mentioned earlier, semiconductor stock prices were depressed by excess inventory, the result of slow computer purchasing by business and individuals. At both Pfizer and State Street, we saw weakening fundamentals and eliminated these positions. Fortunately, we exited Pfizer early in the fourth quarter, before adverse announcements about its best-selling product, Celebrex, sent the stock price down dramatically in a matter of days.

Jeffrey S. Van Harte, CFA

Gary U. Rollé, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Transamerica Equity

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	15.81%	(2.54)%	17.43%	16.21%	12/31/80
S&P 500[1]	10.87%	(2.30)%	12.06%	12.80%	12/31/80
Service Class	15.62%	–	–	23.18%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Transamerica Equity

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,103.60	0.82%	$4.34
Hypothetical (b)	1,000.00	1,021.01	0.82	4.17
Service Class
Actual	1,000.00	1,102.30	1.08	5.71
Hypothetical (b)	1,000.00	1,019.71	1.08	5.48

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Transamerica Equity

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.0%)
Business Services (8.6%)
First Data Corp.	1,350,000	$57,429
Moody's Corp.	575,000	49,939
Chemicals & Allied Products (3.5%)
Praxair, Inc.	1,000,000	44,150
Commercial Banks (3.1%)
Northern Trust Corp. (a)	800,000	38,864
Communication (10.2%)
EchoStar Communications Corp.–Class A (a)	1,125,000	37,395
Liberty Media International, Inc.–Class A (b)	1,000,000	46,230
XM Satellite Radio Holdings, Inc.–Class A (a)(b)	1,160,000	43,639
Communications Equipment (5.4%)
Lucent Technologies, Inc. Warrants Expires 12/10/2007 (b)	42,907	68
QUALCOMM, Inc.	1,600,000	67,840
Computer & Data Processing Services (6.7%)
Intuit, Inc. (b)	800,000	35,208
Microsoft Corp.	1,800,000	48,078
Computer & Office Equipment (5.3%)
Lexmark International, Inc. (b)	365,000	31,025
Sandisk Corp. (a)(b)	1,400,000	34,958
Drug Stores & Proprietary Stores (3.1%)
Walgreen Co. (a)	1,000,000	38,370
Fabricated Metal Products (3.6%)
Gillette Co. (The)	1,000,000	44,780
Hotels & Other Lodging Places (5.9%)
Marriott International, Inc.–Class A	600,000	37,788
MGM Mirage, Inc. (b)	500,000	36,370
Insurance (4.8%)
WellPoint, Inc. (b)	525,000	60,375
Management Services (3.5%)
Paychex, Inc.	1,300,000	44,304
Manufacturing Industries (2.8%)
International Game Technology	1,000,000	34,380
Medical Instruments & Supplies (3.7%)
Zimmer Holdings, Inc. (b)	575,000	46,069
Personal Services (2.6%)
Weight Watchers International, Inc. (a)(b)	800,000	32,856
Pharmaceuticals (7.8%)
Allergan, Inc. (a)	625,000	50,669
Genentech, Inc. (b)	850,000	46,274

	Shares	Value
Retail Trade (4.3%)
Staples, Inc. (a)	1,600,000	$53,936
Security & Commodity Brokers (2.5%)
Chicago Mercantile Exchange (a)	135,000	30,874
Transportation & Public Utilities (3.6%)
Expeditors International of Washington, Inc. (a)	800,000	44,704
Trucking & Warehousing (4.8%)
United Parcel Service, Inc.–Class B (a)	700,000	59,822
Variety Stores (3.2%)
Wal-Mart Stores, Inc.	750,000	39,615
Total Common Stocks (cost: $981,351)		1,236,009
	Principal	Value
SECURITY LENDING COLLATERAL (16.4%)
Debt (15.3%)
Bank Notes (1.2%)
Bank of America
2.27%, due 01/18/2005 (c)	$2,116	$2,116
2.26%, due 02/15/2005 (c)	2,116	2,116
2.27%, due 03/03/2005 (c)	2,465	2,465
2.30%, due 06/09/2005 (c)	1,058	1,058
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	3,174 2,116	3,173 2,116
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	1,058	1,058
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	1,058	1,058
Commercial Paper (3.1%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	2,645 2,116	2,644 2,116
Fairway Finance–144A 2.36%, due 01/25/2005	3,968	3,968
Greyhawk Funding–144A 2.35%, due 02/08/2005	1,587	1,587
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	3,692	3,692
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	6,664 6,876	6,664 6,876
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	5,278 3,689	5,278 3,689
Ranger Funding–144A 2.27%, due 01/14/2005	1,587	1,587

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Transamerica Equity

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (0.5%)
Harris Trust & Savings Bank 2.23%, due 01/03/2005	$1,058	$1,058
Royal Bank of Canada 2.25%, due 01/19/2005	5,342	5,342
Euro Dollar Terms (5.2%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	1,236 2,645	1,236 2,644
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	6,188 5,263 5,035	6,188 5,263 5,035
BNP Paribas 2.30%, due 01/03/2005 2.30%, due 02/01/2005	5,289 2,645	5,289 2,645
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	4,728 1,058	4,728 1,058
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	3,702 4,602	3,702 4,602
Den Danske Bank 2.26%, due 01/20/2005	2,645	2,645
Dexia Group 2.04%, due 01/21/2005	1,090	1,089
Fortis Bank 2.14%, due 01/12/2005	53	53
Lloyds TSB Bank 2.28%, due 02/02/2005	1,058	1,058
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	1,090 5,289	1,089 5,289
Svenska Handlesbanken 2.25%, due 01/10/2005	1,587	1,587
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	4,517 5,289	4,517 5,289

	Principal	Value
Repurchase Agreements (5.3%) (d)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $13,013 on 01/03/2005	$13,011	$13,011
Merrill Lynch & Co., Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $21,138 on 01/03/2005	21,136	21,136
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $10,579 on 01/03/2005	10,578	10,578
The Goldman Sachs Group, Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $21,158 on 01/03/2005	21,157	21,157
	Shares	Value
Investment Companies (1.1%)
Money Market Funds (1.1%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	169,255	$169
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	2,750,389	2,750
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	6,211,741	6,212
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	4,498,791	4,499
Total Security Lending Collateral (cost: $204,179)		204,179
Total Investment Securities (cost: $1,185,530)		$1,440,188
SUMMARY:
Investments, at value	115.4%	$1,440,188
Liabilities in excess of other assets	(15.4)%	(192,298)
Net assets	100.0%	$1,247,890

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $197,890.

(b)  No dividends were paid during the preceding twelve months.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $67,200, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $24,561 or 2.0% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Transamerica Equity

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $1,185,530) (including securities loaned of $197,890)	$1,440,188
Cash	11,888
Receivables:
Shares sold	280
Interest	30
Dividends	772
1,453,158
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	220
Management and advisory fees	780
Service fees	4
Payable for collateral for securities on loan	204,179
Other	85
205,268
Net Assets	$1,247,890
Net Assets Consist of:
Capital stock, 275,000 shares authorized ($.01 par value)	$598
Additional paid-in capital	1,120,308
Undistributed net investment income (loss)	4,700
Undistributed net realized gain (loss) from investment securities	(132,374)
Net unrealized appreciation (depreciation) on investment securities	254,658
Net Assets	$1,247,890
Net Assets by Class:
Initial Class	$1,229,731
Service Class	18,159
Shares Outstanding:
Initial Class	58,895
Service Class	873
Net Asset Value and Offering Price Per Share:
Initial Class	$20.88
Service Class	20.80

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$45
Dividends	12,613
Income from loaned securities–net	101
12,759
Expenses:
Management and advisory fees	7,382
Printing and shareholder reports	288
Custody fees	96
Administration fees	148
Legal fees	8
Audit fees	19
Directors fees	29
Service fees:
Service Class	20
Total expenses	7,990
Net Investment Income (Loss)	4,769
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	87,941
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	69,029
Net Gain (Loss) on Investments	156,970
Net Increase (Decrease) in Net Assets Resulting from Operations	$161,739

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Transamerica Equity

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$4,769	$(569)
Net realized gain (loss) from investment securities	87,941	(3,824)
Net unrealized appreciation (depreciation) on investment securities	69,029	152,201
	161,739	147,808
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	72,245	176,766
Service Class	16,611	1,563
	88,856	178,329
Proceeds from fund acquisition:
Initial Class	518,286	4,995
Service Class	1,374	–
	519,660	4,995
Cost of shares redeemed:
Initial Class	(161,024)	(59,107)
Service Class	(3,496)	(86)
	(164,520)	(59,193)
	443,996	124,131
Net increase (decrease) in net assets	605,735	271,939
Net Assets:
Beginning of year	642,155	370,216
End of year	$1,247,890	$642,155
Undistributed Net Investment Income (Loss)	$4,700	$–

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	3,801	12,164
Service Class	898	94
	4,699	12,258
Shares issued on fund acquisition:
Initial Class	28,129	340
Service Class	74	–
	28,203	340
Shares redeemed:
Initial Class	(8,571)	(3,907)
Service Class	(188)	(5)
	(8,759)	(3,912)
Net increase (decrease) in shares outstanding:
Initial Class	23,359	8,597
Service Class	784	89
	24,143	8,686

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Transamerica Equity

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$18.03	$0.09	$2.76	$2.85	$–	$–	$–	$20.88
	12/31/2003	13.74	(0.02)	4.31	4.29	–	–	–	18.03
	12/31/2002	17.67	(0.04)	(3.89)	(3.93)	–	–	–	13.74
	12/31/2001	21.78	(0.07)	(3.77)	(3.84)	–	(0.27)	(0.27)	17.67
	12/31/2000	26.61	(0.14)	(2.23)	(2.37)	–	(2.46)	(2.46)	21.78
Service Class	12/31/2004	17.99	0.09	2.72	2.81	–	–	–	20.80
	12/31/2003	14.68	(0.04)	3.35	3.31	–	–	–	17.99

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	15.81%	$1,229,731	0.81%	0.81%	0.48%	69%
	12/31/2003	31.22	640,555	0.78	0.78	(0.11)	19
	12/31/2002	(22.24)	370,216	0.82	0.82	(0.24)	23
	12/31/2001	(17.63)	244,735	0.85	0.91	(0.39)	51
	12/31/2000	(9.69)	254,920	0.85	0.86	(0.60)	38
Service Class	12/31/2004	15.62	18,159	1.08	1.08	0.49	69
	12/31/2003	22.55	1,600	1.05	1.05	(0.34)	19

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – December 31, 1980
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2004 and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any, (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Transamerica Equity

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Equity ("the Fund"), part of ATSF, began operations as Growth Portfolio, a part of Transamerica Variable Insurance Fund on November 1, 1996. The Growth Portfolio was the successor to Transamerica Occidental's Separate Account Fund C. The Fund became part of ATSF on May 1, 2002.

On May 3, 2004, the Fund acquired all the net assets of Alger Aggressive Growth and BlackRock Mid Cap Growth pursuant to plans of reorganization approved by the shareholders of Alger Aggressive Growth and BlackRock Mid Cap Growth. The Fund is the accounting survivor. The acquisitions were accomplished by tax-free exchanges of 26,836 and 1,367 shares of the Fund, respectively, for the 34,617 shares of Alger Aggressive Growth and 2,691 shares of BlackRock Mid Cap Growth, outstanding on April 30, 2004. The aggregate net assets of the Fund immediately before the acquisition was $644,877. Alger Aggressive Growth's net assets ($494,472 including $51,571 of unrealized appreciation) and BlackRock Mid Cap Growth's net assets ($25,188, including $1,979 of unrealized appreciation) at that date, were combined with those of the Fund, resulting in combined net assets of $1,164,537. Proceeds in connection with the acquisition were are follows:

	Shares	Amount
Proceeds in connection with the acquisition
Initial Class	28,129	$518,286
Service Class	74	1,374
	28,203	$519,660

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $131 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $44 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$14,069	1%
Asset Allocation–Growth Portfolio	44,527	4%
Asset Allocation–Moderate Growth Portfolio	99,687	8%
Asset Allocation–Moderate Portfolio	51,613	4%
Select + Aggressive Portfolio	47	0%
Select + Growth & Income Portfolio	399	0%
Total	$210,342	17%

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

From January 1, 2004 to April 30, 2004:

0.75% of ANA

From May 1, 2004 on:

0.75% of the first $1 billion of ANA

0.725% of ANA over $1 billion

The actual advisory fee accrued for the year ended December 31, 2004, per average net assets is 0.75%.

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.85% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2004. There were no amounts recaptured during the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $54. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$660,342
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	721,022
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, capital loss carryforwards and return of capital.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$172,534
Undistributed net investment income (loss)	(69)
Accumulated net realized gain (loss) from investment securities	(172,465)

The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the period listed.

Capital Loss Carryforward	Available through
$151,024	December 31, 2009
173	December 31, 2010

The capital loss carry forward utilized during the year ended December 31, 2004 was $67,415. $154,566 of capital loss carryforward was disallowed due to capital loss carryforward limitations related to fund acquisitions.

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$4,452
Undistributed Long-term Capital Gains	$19,325
Capital Loss Carryforward	$(151,197)
Net Unrealized Appreciation (Depreciation)	$254,404

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$1,185,784
Unrealized Appreciation	$257,466
Unrealized (Depreciation)	(3,062)
Net Unrealized Appreciation (Depreciation)	$254,404

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.75% of the first $500 million
0.70% in excess of $500 million

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Transamerica Equity

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Equity (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2004

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Transamerica Equity II

MARKET ENVIRONMENT

The Standard and Poor's 500 Composite Stock Index ("S&P 500") finished the twelve months ended December 31, 2004, with a total return of 10.87%, compared to a gain of 28.67% in 2003.

Nearly all of the S&P 500's gains came in the final two months of the year. Prior to that, worries about Iraq, terrorism, sharply rising oil prices, inconclusive employment data, and the U.S. elections gave investors pause, even in the face of rising corporate profits and moderately strong economic growth. With the quick and decisive conclusion of a closely contested U.S. presidential election, one key element of uncertainty was removed, and investors responded enthusiastically. Sectors highly correlated with a strong economy – such as materials, industrials and consumer discretionary stocks – performed best. The healthcare and technology sectors lagged. The former suffered from product-safety issues and a relative dearth of new medicine introductions; the latter, from lower-than-anticipated personal computer sales and a related inventory glut in semiconductors. Even within sectors, however, results for individual securities varied widely, on the basis of company-specific factors; in short, 2004 truly was a year when "stock picking" was as, if not more, important than sector weightings.

PERFORMANCE

For the year ended December 31, 2004, Transamerica Equity II returned 16.37%. By comparison its benchmark, the S&P 500 returned 10.87%.

STRATEGY REVIEW

We focus on identifying powerful, long-term secular trends and companies positioned to benefit from them. In 2004, we emphasized securities of companies developing new technologies, carving out new markets and/or applying technology to enhance productivity. In addition, the companies we choose must have free cash flow and skilled management committed to improving returns on investment. We also look for a reasonably attractive entry price relative to a security's appreciation potential. Once we pinpoint a security with these characteristics, we will commit as much as 5% or more of assets. To compensate for the additional risk inherent in such concentration, we strive to ensure that the portfolio is broadly diversified in terms of business risks.

Many of the portfolio's top contributors to performance (e.g., QUALCOMM Inc. ("QUALCOMM"), XM Satellite Radio Inc. and WellPoint Health Networks Inc. ("WellPoint")) fall into our new-technologies-and-productivity investment theme. For example, QUALCOMM, a leading manufacturer of code division multiple access ("CDMA") chips used in cell phones, met or exceeded earnings estimates throughout the year, thanks to growing demand worldwide. The stock also benefited from Sprint Corporation (FON) Group's ("Sprint") attempts to purchase Nextel Communications, Inc.("Nextel"). The conversion of Nextel customers to Sprint's platform could generate even more demand for CDMA phones. At WellPoint, a health management organization, management is effectively applying technology to manage vast amounts of data and thereby reduce costs of administering health plans. In addition, we feel the 2004 merger with another HMO, Anthem, Inc., leaves WellPoint well positioned to effect productivity-driven gains from an entirely new set of customers.

The price gains in these and other securities were partially offset by losses for Intel Corporation (semiconductors), Pfizer Inc. ("Pfizer") (pharmaceuticals), State Street Corporation ("State Street") (financial services) and a few other stocks. As mentioned earlier, semiconductor stock prices were depressed by excess inventory, the result of slow computer purchasing by business and individuals. At both Pfizer and State Street, we saw weakening fundamentals and eliminated these positions. Fortunately, we exited Pfizer early in the fourth quarter, before adverse announcements about its best-selling product, Celebrex, sent the stock price down dramatically in a matter of days.

Jeffrey S. Van Harte, CFA

Gary U. Rollé, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Transamerica Equity II

Comparison of change in value of $10,000 investment in Initial Class  shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Initial Class	16.37%	16.50%	12/30/03
S&P 500[1]	10.87%	10.85%	12/30/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Transamerica Equity II

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,106.30	0.30%	$1.59
Hypothetical (b)	1,000.00	1,023.63	0.30	1.53

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Transamerica Equity II

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.8%)
Business Services (8.1%)
First Data Corp.	21,000	$893
Moody's Corp.	7,500	651
Chemicals & Allied Products (3.4%)
Praxair, Inc.	15,000	662
Commercial Banks (3.0%)
Northern Trust Corp.	12,000	583
Communication (9.3%)
EchoStar Communications Corp.–Class A	17,000	565
Liberty Media International, Inc.–Class A (a)	14,000	647
XM Satellite Radio Holdings, Inc.–Class A (a)	15,000	564
Communications Equipment (5.1%)
QUALCOMM, Inc.	23,000	975
Computer & Data Processing Services (7.4%)
Intuit, Inc. (a)	13,000	572
Microsoft Corp.	31,500	841
Computer & Office Equipment (5.3%)
Lexmark International, Inc. (a)	6,000	510
Sandisk Corp. (a)	20,000	500
Drug Stores & Proprietary Stores (3.4%)
Walgreen Co.	17,000	652
Fabricated Metal Products (3.3%)
Gillette Co. (The)	14,000	627
Hotels & Other Lodging Places (5.6%)
Marriott International, Inc.–Class A	9,000	567
MGM Mirage, Inc. (a)	7,000	509
Insurance (4.5%)
WellPoint Health Networks Inc. (a)	7,500	863

	Shares	Value
Management Services (3.2%)
Paychex, Inc.	18,000	$614
Manufacturing Industries (3.0%)
International Game Technology	17,000	585
Medical Instruments & Supplies (3.3%)
Zimmer Holdings, Inc. (a)	8,000	641
Personal Services (3.0%)
Weight Watchers International, Inc. (a)	14,000	575
Pharmaceuticals (7.4%)
Allergan, Inc.	9,500	770
Genentech, Inc. (a)	12,000	653
Retail Trade (3.9%)
Staples, Inc.	22,000	742
Security & Commodity Brokers (2.4%)
Chicago Mercantile Exchange	2,000	457
Transportation & Public Utilities (3.2%)
Expeditors International of Washington, Inc.	11,000	615
Trucking & Warehousing (4.7%)
United Parcel Service, Inc.–Class B	10,500	897
Variety Stores (3.3%)
Wal-Mart Stores, Inc.	12,000	634
Total Common Stocks (cost: $14,368)		18,364
Total Investment Securities (cost: $14,368)		$18,364
SUMMARY:
Investments, at value	95.8%	$18,364
Other assets in excess of liabilities	4.2%	807
Net assets	100.0%	$19,171

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Transamerica Equity II

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $14,368)	$18,364
Cash	1,223
Receivables:
Interest	1
Dividends	58
19,646
Liabilities:
Investment securities purchased	377
Accounts payable and accrued liabilities:
Shares redeemed	76
Management and advisory fees	18
Other	4
475
Net Assets	$19,171
Net Assets Consist of:
Capital stock, 75,000 shares authorized ($.01 par value)	$16
Additional paid-in capital	9,412
Undistributed net investment income (loss)	222
Undistributed net realized gain (loss) from investment securities	5,525
Net unrealized appreciation (depreciation) on investment securities	3,996
Net Assets	$19,171
Shares Outstanding	1,644
Net Asset Value and Offering Price Per Share	$11.66

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$5
Dividends	992
997
Expenses:
Management and advisory fees	261
Printing and shareholder reports	8
Custody fees	11
Administration fees	13
Legal fees	3
Audit fees	13
Directors fees	3
Total expenses	312
Less:
Advisory fee waiver	(52)
Net expenses	260
Net Investment Income (Loss)	737
Net Realized and Unrealized Gain (Loss):
Realized Gain (Loss) from investment securities	26,155
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(13,550)
Net Gain (Loss) on Investments	12,605
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,342

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Transamerica Equity II

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003 (a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$737	$(1)
Net realized gain (loss) from investment securities	26,155	–
Net unrealized appreciation (depreciation) on investment securities	(13,550)	157
	13,342	156
Capital Share Transactions:
Proceeds from shares sold	76	–
Capital contributed from affiliates	517	–
Proceeds from fund acquisition	–	85,567
Cost of shares redeemed	(80,487)	–
	(79,894)	85,567
Net increase (decrease) in net assets	(66,552)	85,723
Net Assets:
Beginning of year	85,723	–
End of year	$19,171	$85,723
Undistributed Net Investment Income (Loss)	$222	$–

(a)  Commenced operations on December 30, 2003.

	December 31, 2004	December 31, 2003 (a)
Share Activity:
Shares issued	4	–
Shares issued–fund conversion	–	8,557
Shares redeemed	(6,917)	–
Net increase (decrease) in shares outstanding:	(6,913)	8,557

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Transamerica Equity II

FINANCIAL HIGHLIGHTS

	For a share outstanding throughout each period (a)
	Net Asset	Investment Operations				Distributions			Net Asset
For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)		Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
12/31/2004	$10.02	$0.09	$1.55	(h)	$1.64	$–	$–	$–	$11.66
12/31/2003	10.00	(0.03)	0.05		0.02	–	–	–	10.02

			Ratios/Supplemental Data
For the Period	Total		Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
Ended (b)	Return (c)(g)		(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
12/31/2004	16.37	%(h)	$19,171	0.30%	0.36%	0.84%	33%
12/31/2003	0.20		85,723	0.30	0.34	(0.30)	–

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception date of the Fund is December 30, 2003.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser if any, (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

(h)  The capital contribution from affiliates is included in net realized and unrealized gain (loss) of $0.21. The capital contribution from affiliates increased total return by 2.10% for the year ended December 31, 2004.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Transamerica Equity II

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Equity II ("the Fund"), part of ATSF, began operations on December 30, 2003.

On December 30, 2003, all investments held by Transamerica Occidental's Separate Account Fund B (the "Separate Account") with fair value of $84,492 and a cost basis of $67,103 was transferred to the Fund. In exchange for these investments, the Separate Account received all outstanding shares (8,557) for the Fund. Thereafter, the Separate Account's only investment is an investment in the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

On December 29, 2004, Transamerica Occidental Life Insurance Company (TOLIC) redeemed approximately 6,581 of its shares for a total of $77,000. Due to the structure of the redemption, TOLIC voluntarily contributed $310 to the Fund.

Also, as a result of a trading issue in its investment process, Transamerica Investment Management (TIM) contributed $207 to the Fund. The affiliated contributions totaled a $517 increase in net assets and an increase in net asset value per share and total return by $0.21 and 2.10% respectively.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Transamerica Equity II

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.30% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.30% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2004	$52	12/31/2007

There were no amounts recaptured for the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under 12b-1 plan to pay fees up to the following limit of 0.15%.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $1. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$27,005
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	105,856
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, affiliate capital contributions, return of captial and equalization.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$21,145
Undistributed net investment income (loss)	(515)
Accumulated net realized gain (loss) from investment securities	(20,630)

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Transamerica Equity II

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$757
Undistributed Long-term Capital Gains	$5,129
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$3,856

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$14,508
Unrealized Appreciation	$3,969
Unrealized (Depreciation)	(113)
Net Unrealized Appreciation (Depreciation)	$3,856

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Transamerica Equity II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Equity II (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Transamerica Equity II

SUPPLEMENTAL INFORMATION (unaudited)
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $18,872 for the year ended December 31, 2004.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Transamerica Growth Opportunities

MARKET ENVIRONMENT

In the twelve months ended December 31, 2004, small and medium-sized U.S. companies outperformed their large-cap brethren, but within the small mid cap universe, growth stocks lagged value stocks. The Russell 2500 Growth Index ("Russell 2500 Growth") of small- and mid-cap stocks generated a one-year total return of 14.59%, compared to total returns of 11.40% and 21.58% for the large-cap Russell 1000 Index and the Russell 2500 Value Index, respectively.

Highly sensitive to the economy and interest rates, small caps made a solid start in the early months, when moderate economic growth seemed a certainty, and then retreated as the Federal Reserve Board signaled that it would raise key interest rates in response to rapid economic growth. That, combined with elevated energy prices, lackluster employment growth, persistent conflict in Iraq, and a close U.S. presidential race, sent the Russell 2500 Growth into negative territory. With the resolution of the presidential race, a major area of uncertainty was removed, and the market rebounded sharply. For the full year, the energy and materials/processing sectors of the Russell 2500 Growth performed best. The technology sector ended 2004 in the red.

PERFORMANCE

For the year ended December 31, 2004, Transamerica Growth Opportunities, Initial Class returned 16.63%. By comparison its benchmark, the Russell 2500 Growth returned 14.59%.

STRATEGY REVIEW

As always, we sought to maintain a concentrated portfolio of high-quality companies with strong balance sheets and cash-generating power, each selected for its astute, value-conscious management team and its ability to gain market share, focus on growing end markets, and enhance assets. To compensate for the additional risk associated with concentrated positions (i.e., 5% or more of assets invested in a single security), the portfolio was broadly diversified by industry, business model and investment thesis.

Among the few energy companies that met our criteria was natural gas provider EOG Resources, Inc. ("EOG") Rising energy prices were a boon to EOG, but they alone do not account for its 55% appreciation. More importantly, EOG is the rare energy company in which we see management focused on delivering high returns on capital and growing organically rather than via mergers and acquisitions. After EOG discovered additional gas reserves, the stock appreciated quickly.

Expeditors International of Washington, Inc. and C. H. Robinson Worldwide, Inc. also are organically growing companies, and we think each has benefited from the growing demand for freight transport as the economy expands. While not always the largest contributors to performance, these securities have been among the portfolio's most consistent source of return, and we consider them core holdings.

Less consistent in 2004 but still a sizable contributor was Gemstar-TV Guide International, Inc. ("Gemstar"), publisher of TV Guide Magazine. Gemstar also publishes online program guides for cable and satellite TV operators. We initially purchased this security at very attractive prices, at a time when Wall Street was more focused on Gemstar's past problems than on its new CEO's decisive approach to lifting the clouds overhanging the company. Reflecting our strong convictions about Gemstar's potential, we later purchased additional shares when the price declined. Over the course of 2004, the stock gained 28% as others recognized Gemstar's progress on several fronts, including the growing value of its online program guides.

Conversely, our investment theses for DeVRY Inc., a technology training company, and Gentex Corporation, a supplier of auto parts to car manufacturers, did not hold up well. These stocks were the largest detractors from performance. Lackluster enrollment and sales, respectively, hurt their results.

Christopher J. Bonavico, CFA

Kenneth F. Broad, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Transamerica Growth Opportunities

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	From Inception	Inception Date
Initial Class	16.63%	10.99%	5/2/01
Russell 2500[1]	14.59%	3.84%	5/2/01
Service Class	16.51%	26.45%	5/1/03

NOTES

1  The Russell 2500 Growth (Russell 2500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002, has been derived from the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Transamerica Growth Opportunities

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,082.70	0.89%	$4.66
Hypothetical (b)	1,000.00	1,020.66	0.89	4.52
Service Class
Actual	1,000.00	1,081.40	1.14	5.96
Hypothetical (b)	1,000.00	1,019.41	1.14	5.79

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.6%)
Apparel & Accessory Stores (0.2%)
Ross Stores, Inc. (a)	25,000	$722
Communication (3.1%)
Global Payments, Inc. (a)	225,000	13,171
Computer & Data Processing Services (17.5%)
GTECH Holdings Corp.	890,000	23,095
McAfee, Inc. (a)(b)	335,000	9,692
RealNetworks, Inc. (b)	3,784,000	25,050
SkillSoft PLC–ADR (b)	2,928,500	16,546
Computer & Office Equipment (4.3%)
CDW Corp.	35,000	2,322
Sandisk Corp. (a)(b)	630,000	15,731
Educational Services (1.5%)
DeVry, Inc. (a)(b)	360,000	6,250
Electronic & Other Electric Equipment (5.1%)
Gemstar-TV Guide International, Inc. (b)	3,300,000	19,536
Harman International Industries, Inc.	18,200	2,311
Environmental Services (0.4%)
Stericycle, Inc. (b)	33,400	1,535
Furniture & Home Furnishings Stores (4.5%)
Tuesday Morning Corp. (b)	620,000	18,991
Health Services (0.2%)
Lincare Holdings, Inc. (b)	25,100	1,071
Industrial Machinery & Equipment (2.8%)
Graco, Inc.	315,000	11,765
Leather & Leather Products (0.9%)
Coach, Inc. (b)	66,700	3,762
Management Services (4.8%)
ServiceMaster Co. (The)	1,475,000	20,340
Medical Instruments & Supplies (5.5%)
DENTSPLY International, Inc.	32,900	1,849
Techne Corp. (b)	473,000	18,400
Varian Medical Systems, Inc. (b)	72,600	3,139
Oil & Gas Extraction (2.8%)
EOG Resources, Inc.	165,000	11,774
Paper & Allied Products (1.9%)
Pactiv Corp. (b)	319,000	8,068
Paperboard Containers & Boxes (4.0%)
Packaging Corp. of America	714,400	16,824
Personal Credit Institutions (3.7%)
Financial Federal Corp. (a)(b)	405,100	15,880

	Shares	Value
Personal Services (7.8%)
Jackson Hewitt Tax Service, Inc.	575,000	$14,519
Weight Watchers International, Inc. (a)(b)	455,000	18,687
Pharmaceuticals (0.4%)
Henry Schein, Inc. (b)	25,000	1,741
Restaurants (5.2%)
IHOP Corp. (a)	525,000	21,992
Security & Commodity Brokers (4.5%)
BlackRock, Inc.	245,000	18,929
Stone, Clay & Glass Products (5.4%)
Gentex Corp. (a)	615,000	22,767
Transportation & Public Utilities (10.1%)
CH Robinson Worldwide, Inc. (a)	390,000	21,653
Expeditors International of Washington, Inc. (a)	380,000	21,234
Total Common Stocks (cost: $328,147)		409,346
	Principal	Value
SECURITY LENDING COLLATERAL (23.7%)
Debt (22.1%)
Bank Notes (1.7%)
Bank of America 2.27%, due 01/18/2005 (c)	$1,040	$1,040
2.26%, due 02/15/2005 (c) 1,040 1,040 2.27%, due 03/03/2005 (c) 1,211 1,211 2.30%, due 06/09/2005 (c)	520	520
Bear Stearns & Co. 2.45%, due 06/05/2005 1,560 1,560 2.45%, due 09/08/2005	1,040	1,040
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	520	520
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	520	520
Commercial Paper (4.4%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 1,300 1,300 2.29%, due 01/14/2005	1,040	1,040
Fairway Finance–144A 2.36%, due 01/25/2005	1,950	1,950
Greyhawk Funding–144A 2.35%, due 02/08/2005	780	780
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	1,814	1,814
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 3,275 3,275 2.39%, due 06/10/2005 (c)	3,379	3,379

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Preferred Receivables Funding–144A 2.23%, due 01/05/2005	$2,594	$2,594
2.35%, due 02/01/2005	1,813	1,813
Ranger Funding–144A 2.27%, due 01/14/2005	780	780
Euro Dollar Overnight (0.7%)
Harris Trust & Savings Bank 2.23%, due 01/03/2005	520	520
Royal Bank of Canada 2.25%, due 01/19/2005	2,625	2,625
Euro Dollar Terms (7.6%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	607 1,300	607 1,300
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	3,042 2,586 2,475	3,042 2,586 2,475
BNP Paribas 2.30%, due 01/03/2005 2.30%, due 02/01/2005	2,599 1,300	2,599 1,300
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	2,324 520	2,324 520
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	1,820 2,262	1,820 2,262
Den Danske Bank 2.26%, due 01/20/2005	1,300	1,300
Dexia Group 2.04%, due 01/21/2005	536	536
Fortis Bank 2.14%, due 01/12/2005	26	26
Lloyds TSB Bank 2.28%, due 02/02/2005	520	520
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	536 2,600	536 2,600
Svenska Handlesbanken 2.25%, due 01/10/2005	780	780

	Principal	Value
Euro Dollar Terms (continued)
Wells Fargo & Co. 2.32%, due 01/14/2005	$2,220	$2,220
2.31%, due 01/28/2005	2,600	2,600
Repurchase Agreements (7.7%) (d)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $6,396 on 01/03/2005	6,395	6,395
Goldman Sachs Group, Inc. (The) 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $10,400 on 01/03/2005	10,398	10,398
Merrill Lynch & Co., Inc. 2.35% Repurchase Agreement dated 12/31/2004 to be repurchased at $10,390 on 01/03/2005	10,388	10,388
Morgan Stanley 2.42% Repurchase Agreement dated 12/31/2004 to be repurchased at $5,200 on 01/03/2005	5,199	5,199
	Shares	Value
Investment Companies (1.6%)
Money Market Funds (1.6%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	83,188	$83
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	1,351,797	1,352
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	3,053,027	3,053
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	2,211,124	2,211
Total Security Lending Collateral (cost: $100,353)		100,353
Total Investment Securities (cost: $428,500)		$509,699
SUMMARY:
Investments, at value	120.3%	$509,699
Liabilities in excess of other assets	(20.3)%	(86,028)
Net assets	100.0%	$423,671

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $97,310.

(b)  No dividends were paid during the preceding twelve months.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $33,029, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $12,071 or 2.8% of the net assets of the Fund.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Transamerica Growth Opportunities

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $428,500) (including securities loaned of $97,310)	$509,699
Cash	14,246
Receivables:
Shares sold	222
Interest	22
Dividends	209
524,398
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	54
Management and advisory fees	288
Service fees	1
Payable for collateral for securities on loan	100,353
Other	31
100,727
Net Assets	$423,671
Net Assets Consist of:
Capital stock, 100,000 shares authorized ($.01 par value)	$289
Additional paid-in capital	356,797
Accumulated net investment income (loss)	–
Undistributed net realized gain (loss) from investment securities	(14,614)
Net unrealized appreciation (depreciation) on investment securities	81,199
Net Assets	$423,671
Net Assets by Class:
Initial Class	$416,126
Service Class	7,545
Shares Outstanding:
Initial Class	28,392
Service Class	516
Net Asset Value and Offering Price Per Share:
Initial Class	$14.66
Service Class	14.61

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$50
Dividends	2,931
Income from loaned securities–net	45
3,026
Expenses:
Management and advisory fees	2,836
Printing and shareholder reports	81
Custody fees	38
Administration fees	52
Legal fees	3
Audit fees	16
Directors fees	11
Service fees:
Service Class	10
Total expenses	3,047
Net Investment Income (Loss)	(21)
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	42,211
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	9,569
Net Gain (Loss) on Investments	51,780
Net Increase (Decrease) in Net Assets Resulting from Operations	$51,759

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Transamerica Growth Opportunities

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(21)	$(282)
Net realized gain (loss) from investment securities	42,211	208
Net unrealized appreciation (depreciation) on investment securities	9,569	52,546
	51,759	52,472
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	55,073	109,571
Service Class	6,808	581
	61,881	110,152
Proceeds from fund acquisition:
Initial Class	134,327	–
Service Class	558	–
	134,885	–
Cost of shares redeemed:
Initial Class	(66,799)	(15,160)
Service Class	(1,107)	(25)
	(67,906)	(15,185)
	128,860	94,967
Net increase (decrease) in net assets	180,619	147,439
Net Assets:
Beginning of year	243,052	95,613
End of year	$423,671	$243,052
Accumulated Net Investment Income (Loss)	$–	$–

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	4,060	10,754
Service Class	507	51
	4,567	10,805
Shares issued on fund acquisition:
Initial Class	10,042	–
Service Class	42	–
	10,084	–
Shares redeemed:
Initial Class	(5,004)	(1,443)
Service Class	(82)	(2)
	(5,086)	(1,445)
Net increase (decrease) in shares outstanding:
Initial Class	9,098	9,311
Service Class	467	49
	9,565	9,360

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Transamerica Growth Opportunities

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$12.57	$–	$2.09	$2.09	$–	$–	$–	$14.66
	12/31/2003	9.58	(0.02)	3.01	2.99	–	–	–	12.57
	12/31/2002	11.18	(0.05)	(1.55)	(1.60)	–	–	–	9.58
	12/31/2001	10.00	(0.01)	1.19	1.18	–	–	–	11.18
Service Class	12/31/2004	12.54	(0.04)	2.11	2.07	–	–	–	14.61
	12/31/2003	9.87	(0.02)	2.69	2.67	–	–	–	12.54

			Ratios/Supplemental Data
	For the		Net Assets, End of	Ratio of Expenses to Average		Net Investment Income (Loss)	Portfolio
	Period	Total	Period	Net Assets (f)		to Average	Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	16.63%	$416,126	0.88%	0.88%	–%	63%
	12/31/2003	31.21	242,433	0.90	0.90	(0.16)	23
	12/31/2002	(14.31)	95,613	1.12	1.12	(0.49)	14
	12/31/2001	11.80	5,581	1.20	5.89	(0.47)	4
Service Class	12/31/2004	16.51	7,545	1.14	1.14	(0.31)	63
	12/31/2003	27.05	619	1.15	1.15	(0.22)	23

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 2, 2001
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Growth Opportunities ("the Fund"), part of ATSF, began operations as Small Company Portfolio, a part of Transamerica Variable Insurance Fund, Inc. on May 2, 2001. The Fund became part of ATSF on May 1, 2002.

On May 3, 2004, the Fund acquired all the net assets of PBHG Mid Cap Growth pursuant to a plan of reorganization approved by the shareholders. Transamerica Growth Opportunities was the accounting survivor. The acquisition was accomplished by a tax-free exchange of 10,084 shares of the Fund for the 15,437 shares of PBHG Mid Cap Growth outstanding on April 30, 2004. The aggregate net assets of the Fund immediately before the acquisition was $262,434. PBHG Mid Cap Growth's net assets at that date, $134,885 including $21,593 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $397,319.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $18 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $19 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.   RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$8,619	2%
Asset Allocation–Growth Portfolio	32,505	8%
Asset Allocation–Moderate Growth Portfolio	67,230	16%
Asset Allocation–Moderate Portfolio	62,573	15%
Total	$170,927	41%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

From January 1, 2004 to April 30, 2004:

0.85% of ANA

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

From May 1, 2004 on:

0.85% of the first $100 million of ANA
0.80% of the next $400 million of ANA
0.75% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2004. There were no amounts recaptured for the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $18. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$222,188
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	207,554
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$55,216
Undistributed net investment income (loss)	21
Accumulated net realized gain (loss) from investment securities	(55,237)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$432	December 31, 2011
32,845	December 31, 2009
12,311	December 31, 2008

The capital loss carryforward utilized during the year ended December 31, 2004 was $10,994. $134,552 of capital loss carryforward was disallowed due to capital loss carryforward limitations related to fund acquisitions. The capital loss carryforwards are available to offset future realized gains subject to certain limitations under the Internal Revenue Code, through the period listed.

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$1,151
Undistributed Long-term Capital Gains	$30,054
Capital Loss Carryforward	$(45,588)
Net Unrealized Appreciation (Depreciation)	$80,968

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$428,731
Unrealized Appreciation	$85,870
Unrealized (Depreciation)	(4,902)
Net Unrealized Appreciation (Depreciation)	$80,968

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.80% of the first $250 million
0.75% over $250 million up to $500 million
0.70% in excess of $500 million

Effective January 1, 2005, the Fund has implemented new expense caps under which the Fund's Operating Expenses, excluding 12b-1 fees, will not exceed 1.15% for the Initial Class and 1.40% for the Service Class. of average daily net assets on an annual basis, respectively. To the extent that the Total Fund Operating Expenses would exceed the expense cap for one of the Fund in any month if the maximum Adviser Fee was paid, the Adviser Fee automatically reduces to ensure compliance with the applicable expense cap. If the automatic reduction of the Advisor Fee is not sufficient to maintain an expense cap, the Investment Adviser and/or its affiliates will remit to the appropriate Fund an amount that is sufficient to pay the excess amount and maintain the expense cap.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Transamerica Growth Oppotunities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Growth Oppotunities (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Transamerica Money Market

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,006.50	0.39%	$1.97
Hypothetical (b)	1,000.00	1023.18	0.39	1.98
Service Class
Actual	1,000.00	1,005.10	0.64	3.23
Hypothetical (b)	1,000.00	1,021.92	0.64	3.25

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Maturity Distribution
At December 31, 2004

This chart shows the percentage breakdown by Maturity Distribution of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Transamerica Money Market

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
COMMERCIAL PAPER (85.3%)
Asset-Backed (8.9%)
CAFCO LLC, 144A
2.05%, due 01/05/2005	$6,900	$6,898
2.05%, due 01/07/2005	6,800	6,798
2.00%, due 01/19/2005	7,000	6,993
Delaware Funding Corp., 144A 2.28%, due 01/14/2005 2.29%, due 02/01/2005 2.35%, due 02/04/2005	10,181 4,900 10,400	10,173 4,890 10,377
Automotive (4.9%)
Harley-Davidson, Inc., 144A 2.14%, due 01/04/2005 2.19%, due 01/14/2005 2.26%, due 01/26/2005 2.20%, due 02/07/2005	7,500 3,100 8,000 6,750	7,499 3,098 7,987 6,735
Beverages (1.1%)
Coca-Cola Co. (The) 2.13%, due 01/06/2005	5,740	5,738
Business Credit Institutions (2.9%)
Old Line Funding Corp., 144A 2.20%, due 01/10/2005 2.30%, due 01/19/2005 2.33%, due 01/24/2005	4,000 6,000 5,100	3,998 5,993 5,092
Commercial Banks (11.6%)
Bank of America Corp. 1.96%, due 01/03/2005 1.96%, due 01/04/2005	8,250 8,000	8,249 7,999
Ranger Funding Co. LLC, 144A 2.38%, due 03/15/2005	9,400	9,355
UBS Finance Delaware LLC 2.30%, due 02/28/2005 2.40%, due 03/17/2005 2.43%, due 03/28/2005	7,500 10,000 8,000	7,472 9,950 7,954
USAA Capital Corp. 2.25%, due 01/11/2005	8,950	8,944
Food & Kindred Products (1.8%)
Nestle Capital Corp., 144A 2.12%, due 01/04/2005	9,000	8,998
Industrial Machinery & Equipment (4.9%)
Caterpillar Financial Services Corp. 2.26%, due 01/12/2005 2.26%, due 01/24/2005 2.40%, due 01/31/2005 (a)	6,981 8,300 10,000	6,976 8,288 10,003

	Principal	Value
Insurance Agents, Brokers & Service (4.5%)
Metlife Funding, Inc.
2.28%, due 01/03/2005	$6,500	$6,499
2.21%, due 02/08/2005	7,900	7,882
2.65%, due 06/28/2005	9,000	8,882
Mortgage Bankers & Brokers (1.0%)
Ciesco LLC 2.32%, due 02/03/2005	5,000	4,989
Personal Credit Institutions (16.8%)
American Honda Finance Corp. 2.10%, due 01/07/2005 2.10%, due 01/10/2005 2.27%, due 01/20/2005	7,500 7,000 11,300	7,497 6,996 11,286
General Electric Capital Corp. 2.05%, due 01/06/2005 1.99%, due 01/11/2005 2.00%, due 01/12/2005 2.12%, due 02/02/2005	10,300 9,200 7,400 10,200	10,297 9,195 7,395 10,181
Toyota Motor Credit Corp. 1.97%, due 01/05/2005 2.00%, due 01/13/2005 2.17%, due 01/13/2005	7,800 10,900 5,000	7,798 10,893 4,996
Petroleum Refining (2.7%)
BP Amoco Capital PLC 2.15%, due 01/03/2005	7,900	7,899
ChevronTexaco Corp. 2.25%, due 01/10/2005	5,750	5,747
Pharmaceuticals (1.9%)
Eli Lilly & Co., 144A 2.27%, due 02/01/2005	10,000	9,980
Public Administration (5.0%)
Quebec Province 2.23%, due 01/06/2005 2.25%, due 01/07/2005 1.90%, due 01/11/2005 2.39%, due 03/28/2005	7,200 5,900 7,200 5,500	7,198 5,898 7,196 5,469
Security & Commodity Brokers (6.9%)
Goldman Sachs Group, Inc. 2.33%, due 01/28/2005 2.37%, due 02/23/2005	10,000 5,400	9,982 5,381
Goldman Sachs Group, Inc., Series B 2.73%, due 02/25/2005 (a)	10,000	10,006
Merrill Lynch & Co., Inc. 2.38%, due 01/21/2005 (a)	10,000	10,002

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Transamerica Money Market

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Wholesale Trade Durable Goods (10.4%)
Procter & Gamble Co., 144A
2.00%, due 01/19/2005	$8,700	$8,691
2.00%, due 01/20/2005	8,680	8,671
2.14%, due 02/02/2005	9,100	9,083
Proctor & Gamble Co. 2.00%, due 01/18/2005	10,000	9,991
Unilever Capital Corp., 144A 2.11%, due 01/03/2005 2.30%, due 02/07/2005	10,000 7,250	9,999 7,233
Total Commercial Paper (cost: $439,669)		439,669
CERTIFICATES OF DEPOSIT (14.9%)
Canadian Imperial Bank of Commerce CD 2.38%, due 02/22/2005 2.32%, due 03/01/2005 2.45%, due 03/29/2005	7,500 7,000 11,300	7,474 6,974 11,233

	Principal	Value
Toronto Dominion Bank, Ltd. CD
2.34%, due 03/03/2005	$6,100	$6,100
2.40%, due 03/09/2005	10,000	10,000
2.51%, due 04/04/2005	9,100	9,100
Wells Fargo Bank NA CD 2.03%, due 01/12/2005 2.02%, due 01/18/2005 2.05%, due 01/18/2005	6,400 13,200 6,500	6,400 13,200 6,500
Total Certificates Of Deposit (cost: $76,981)		76,981
Total Investment Securities (cost: $516,650)		516,650
SUMMARY:
Investments, at value	100.2%	$516,650
Liabilities in excess of other assets	(0.2)%	(899)
Net assets	100.0%	$515,751

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Floating or variable rate note. Rate is listed as of December 31, 2004.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $158,541 or 30.7% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Transamerica Money Market

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $516,650)	$516,650
Cash	62
Receivables:
Shares sold	583
Interest	245
517,540
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,580
Management and advisory fees	156
Service fees	4
Dividends to shareholders	29
Other	20
1,789
Net Assets	$515,751
Net Assets Consist of:
Capital stock, 2,500,000 shares authorized ($.01 par value)	$5,157
Additional paid-in capital	510,594
Net Assets	$515,751
Net Assets by Class:
Initial Class	$496,821
Service Class	18,930
Shares Outstanding:
Initial Class	496,821
Service Class	18,930
Net Asset Value and Offering Price Per Share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$9,240
Expenses:
Management and advisory fees	2,323
Printing and shareholder reports	53
Custody fees	67
Administration fees	100
Legal fees	6
Audit fees	13
Directors fees	23
Service fees:
Service Class	39
Total expenses	2,624
Net Investment Income (Loss)	6,616
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,616

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Transamerica Money Market

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$6,616	$6,147
	6,616	6,147
Distributions to Shareholders:
From net investment income:
Initial Class	(6,481)	(6,112)
Service Class	(135)	(35)
	(6,616)	(6,147)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	645,194	1,170,506
Service Class	70,586	93,866
	715,780	1,264,372
Proceeds from fund acquisition:
Initial Class	–	409,429
Service Class	–	–
	–	409,429
Dividends and distributions reinvested:
Initial Class	6,461	6,112
Service Class	135	35
	6,596	6,147
Cost of shares redeemed:
Initial Class	(752,346)	(1,572,597)
Service Class	(58,382)	(87,309)
	(810,728)	(1,659,906)
	(88,352)	20,042
Net increase (decrease) in net assets	(88,352)	20,042
Net Assets:
Beginning of year	604,103	584,061
End of year	$515,751	$604,103
Undistributed Net Investment Income (Loss)	$–	$–

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	645,194	1,170,506
Service Class	70,586	93,866
	715,780	1,264,372
Shares issued–on fund acquisition:
Initial Class	–	409,429
	–	409,429
Shares issued–reinvested from distributions:
Initial Class	6,461	6,112
Service Class	135	35
	6,596	6,147
Shares redeemed:
Initial Class	(752,346)	(1,572,597)
Service Class	(58,382)	(87,309)
	(810,728)	(1,659,906)
Net increase (decrease) in shares outstanding:
Initial Class	(100,691)	13,450
Service Class	12,339	6,592
	(88,352)	20,042

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Transamerica Money Market

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$1.00	$0.01	$–	$0.01	$(0.01)	$–	$(0.01)	$1.00
	12/31/2003	1.00	0.01	–	0.01	(0.01)	–	(0.01)	1.00
	12/31/2002	1.00	0.01	–	0.01	(0.01)	–	(0.01)	1.00
	12/31/2001	1.00	0.04	–	0.04	(0.04)	–	(0.04)	1.00
	12/31/2000	1.00	0.06	–	0.06	(0.06)	–	(0.06)	1.00
Service Class	12/31/2004	1.00	0.01	–	0.01	(0.01)	–	(0.01)	1.00
	12/31/2003	1.00	–	–	–	–	–	–	1.00

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)
Initial Class	12/31/2004	0.99%	$496,821	0.39%	0.39%	1.00%
	12/31/2003	0.81	597,512	0.38	0.38	0.78
	12/31/2002	1.44	584,061	0.41	0.41	1.42
	12/31/2001	4.01	467,311	0.44	0.44	3.70
	12/31/2000	6.15	319,945	0.44	0.44	5.97
Service Class	12/31/2004	0.72	18,930	0.64	0.64	0.87
	12/31/2003	0.30	6,591	0.64	0.64	0.44

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – October 2, 1986

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland
corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Money Market ("the Fund"), part of ATSF, began operations on October 6, 1986.

On May 1, 2003, the Fund acquired all the net assets of Van Kampen Money Market pursuant to a plan or reorganization approved by the shareholders of Van Kampen Money Market on April 26, 2003. Transamerica Money Market was the accounting survivor. The acquisition was accomplished by a tax-free exchange of 409,429 shares of the Fund for the 409,429 shares of Van Kampen Money Market outstanding on April 30, 2003. The aggregate net assets of the Fund immediately before the acquisition was $608,508. Van Kampen Money Market's net assets at that date $409,429 were combined with those of the Fund, resulting in combined net assets of $1,017,937.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Securities valuations: As permitted under Rule 2a-7 of the 1940 Act, the securities held by the Fund are valued on the basis of amortized cost, which approximates market value.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$38,208	7%
Asset Allocation–Moderate Portfolio	76,083	15%
Asset Allocation–Moderate Growth Portfolio	19,760	4%
Select + Aggressive	17	–%
Select + Conservative	198	–%
Select + Growth & Income	286	–%
Total	$134,552	26%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.35% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.57% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2004. There were no amounts recaptured for the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amount was $22. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 3.–(continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$6,147
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	$6,616
Long-term capital gain	–

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$516,650
Unrealized Appreciation	$–
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$–

NOTE 4.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 5.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Transamerica Money Market

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Money Market (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2004

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Transamerica Small/Mid Cap Value

MARKET ENVIRONMENT

The twelve months ended December 31, 2004, were, overall, a positive period for U.S. equities, particularly for small-company and value stocks. The Russell 2500 Value Index ("Russell 2500 Value") rose 21.58%, well ahead of the Russell 2500 Growth Index (up 14.59%) and the Russell 1000 Index (large-company stocks, up 11.40%). The Russell 2000 Index ("Russell 2000"), a benchmark for small company stocks overall, returned 18.33%.

A majority of the market's gain came in the final weeks as investors set aside certain fears. November's swift conclusion to the U.S. presidential race left investors with a better sense of the next administration's posture on taxes and the business environment. That, combined with persistent signs of economic growth, boosted investor confidence. Also, a falloff in energy prices, which had risen dramatically since early summer, alleviated worries that high energy costs would impinge on consumer spending and corporate profits. In the end, the economically sensitive materials/processing, producer durables and energy areas were the Russell 2500 Value's best-performing sectors; and the technology sector, its weakest.

PERFORMANCE

For the year ended December 31, 2004, Transamerica Small/Mid Cap Value, Initial Class returned 16.35%. By comparison its benchmark, the Russell 2000 Index ("Russell 2000") returned 18.33%.

STRATEGY REVIEW

The portfolio's performance reflects results through April 30, 2004, garnered by a prior subadvisor, and performance thereafter generated by Transamerica Investment Management, LLC ("TIM").

Our first task at TIM was to bring the porfolio's holdings in line with our investment approach for small- and mid-cap value portfolios. We apply a combination of macroeconomic analysis and bottom-up or fundamental research to select both sectors and individual securities for investment. We seek to create portfolios that, in the aggregate, have lower valuation metrics (e.g., price-to-earnings and price-to-free cash flow ratios) than the benchmark Russell 2000. Our ideal investment candidate possesses an extraordinary catalyst for generating significantly higher earnings than estimated by Wall Street. In addition, our portfolios are relatively concentrated, with an average of 50 to 60 holdings.

On May 1, the portfolio contained nearly 140 securities, many of them illiquid stocks of very small companies that did not fit our investment criteria. As we gradually divested most of these, we increased the investment in traditional value sectors like financials, utilities and energy.

While stocks like Yellow Roadway Corporation (freight transportation), Superior Energy Services, Inc. (oil and gas exploration services), The Genlyte Group Incorporated (commercial light fixtures manufacturing), and others posted double-digit gains, these were partially offset by poor results for individual consumer discretionary holdings (e.g., The Sports Authority, Inc. and The Gymboree Corporation), and weak performance for two healthcare stocks (Omnicare, Inc. ("Omnicare") and Orthofix International N.V. ("Orthofix")). In the case of Omnicare, which provides pharmaceuticals to nursing homes, we exited the stock. Due to changes in Medicare's payment system, the company cannot control its destiny in the near future. Conversely, we added to our investment in Orthofix, an orthopedic devices manufacturer that enjoys high profit margins and commanding market shares. Integrating a recent acquisition is proving more of a challenge than Orthofix anticipated, but we believe that, given sufficient time, management will meet that challenge.

Michelle E. Stevens, CFA

Portfolio Manager
Transamerica Investment Management, LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Transamerica Small/Mid Cap Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	16.35%	13.96%	15.91%	14.41%	5/4/93
Russell 2000[1]	18.33%	6.61%	11.53%	11.14%	5/4/93
Service Class	–	–	–	15.02%	5/3/04

NOTES

1  The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the Fund may not be appropriate for everyone. Companies with small capitalization have the potential for greater volatility than companies with larger capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.

Periods less than one year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio, of the Endeavor Series Trust. The Dreyfus Corporation had been the portfolio's subadvisor since September 16, 1996 to April 30, 2004. Prior to that date a different firm managed the portfolio and the performance set forth above, prior to September 16, 1996 is attributable to that firm.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Transamerica Small/Mid Cap Value

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,127.80	0.84%	$4.49
Hypothetical (b)	1,000.00	1,020.91	0.84	4.27
Service Class
Actual	1,000.00	1,126.50	1.12	5.99
Hypothetical (b)	1,000.00	1,019.51	1.12	5.69

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.5%)
Air Transportation (1.1%)
Delta Airlines, Inc. (a)(b)	600,000	$4,488
Apparel Products (1.1%)
Gymboree Corp. (b)	365,000	4,679
Business Services (1.6%)
Equifax, Inc. (a)	240,000	6,744
Chemicals & Allied Products (4.2%)
Olin Corp.	430,000	9,469
PolyOne Corp. (b)	455,560	4,127
SurModics, Inc. (a)(b)	125,000	4,064
Commercial Banks (5.8%)
Corus Bankshares, Inc.	140,000	6,721
Hibernia Corp.–Class A	320,000	9,443
North Fork Bancorp, Inc.	283,878	8,190
Computer & Data Processing Services (3.1%)
ActivCard Corp. (b)	175,800	1,565
Fair Isaac Corp. (a)	200,000	7,336
Sabre Holdings Corp.	183,200	4,060
Computer & Office Equipment (3.3%)
Hypercom Corp. (b)	725,000	4,292
Storage Technology Corp. (b)	310,000	9,799
Construction (2.5%)
Chemed Corp.	155,000	10,402
Electric, Gas & Sanitary Services (0.6%)
ALLETE, Inc.	66,666	2,450
Electronic & Other Electric Equipment (6.6%)
Acuity Brands, Inc.	200,000	6,360
Genlyte Group, Inc. (b)	130,000	11,138
Helen of Troy, Ltd. (b)	185,000	6,218
Maytag Corp. (a)	200,000	4,220
Electronic Components & Accessories (2.5%)
OSI Systems, Inc. (a)(b)	232,800	5,287
QLogic Corp. (b)	150,000	5,509
Environmental Services (1.7%)
Republic Services, Inc.	215,000	7,211
Food & Kindred Products (1.2%)
Hercules, Inc. (b)	356,600	5,296
Furniture & Fixtures (1.3%)
Furniture Brands International, Inc. (a)	220,000	5,511
Gas Production & Distribution (1.6%)
KeySpan Corp.	175,000	6,904

	Shares	Value
Health Services (0.8%)
Beverly Enterprises, Inc. (b)	350,000	$3,202
Holding & Other Investment Offices (8.1%)
Annaly Mortgage Management, Inc. (a)	400,000	7,848
Host Marriott Corp. (a)	570,000	9,861
LTC Properties, Inc. REIT	450,000	8,959
Omega Healthcare Investors, Inc.	291,000	3,434
Parkway Properties, Inc. REIT	79,000	4,009
Industrial Machinery & Equipment (2.4%)
Cooper Cameron Corp. (b)	45,800	2,464
Grant Prideco, Inc. (b)	167,010	3,349
Terex Corp. (a)(b)	95,700	4,560
Instruments & Related Products (1.3%)
Input/Output, Inc. (a)(b)	600,000	5,304
Insurance (5.3%)
AMBAC Financial Group, Inc.	120,000	9,856
PartnerRe, Ltd.	125,000	7,742
PMI Group, Inc. (The)	113,800	4,751
Management Services (2.1%)
FTI Consulting, Inc. (b)	415,000	8,744
Medical Instruments & Supplies (2.0%)
Orthofix International NV (b)	210,000	8,291
Oil & Gas Extraction (17.1%)
Chesapeake Energy Corp.	502,900	8,298
Global Industries, Ltd. (b)	478,225	3,964
GlobalSantaFe Corp. (a)	260,000	8,609
Harvest Natural Resources, Inc. (b)	250,000	4,317
Magnum Hunter Resources, Inc. (a)(b)	435,500	5,618
Noble Energy, Inc.	95,000	5,858
Parker Drilling Co. (b)	902,600	3,547
Patterson-UTI Energy, Inc.	251,240	4,887
Pioneer Drilling Co. (b)	550,000	5,550
Pride International, Inc. (b)	420,000	8,627
Superior Energy Services, Inc. (b)	830,000	12,790
Petroleum Refining (1.9%)
Murphy Oil Corp.	100,000	8,045
Pharmaceuticals (1.7%)
ARIAD Pharmaceuticals, Inc. (b)	360,000	2,675
Bradley Pharmaceuticals, Inc. (a)(b)	230,000	4,462
Primary Metal Industries (1.1%)
Lone Star Technologies, Inc. (a)(b)	145,800	4,878
Radio & Television Broadcasting (0.3%)
Citadel Broadcasting Corp. (b)	89,700	1,451

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Retail Trade (1.7%)
Sports Authority, Inc. (The) (a)(b)	280,000	$7,210
Savings Institutions (1.0%)
Partners Trust Financial Group, Inc.	350,000	4,078
Telecommunications (2.1%)
Citizens Communications Co.	650,000	8,964
Transportation Equipment (0.5%)
Fleetwood Enterprises, Inc. (a)(b)	151,500	2,039
Trucking & Warehousing (5.1%)
Overnite Corp.	154,900	5,768
Quality Distribution, Inc. (b)	183,373	1,548
Yellow Roadway Corp. (a)(b)	256,100	14,267
Water Transportation (1.2%)
Tidewater, Inc. (a)	144,900	5,160
Wholesale Trade Nondurable Goods (1.6%)
Dean Foods Co. (b)	210,000	6,920
Total Common Stocks (cost: $344,307)		403,387
	Principal	Value
SECURITY LENDING COLLATERAL (22.1%)
Debt (20.6%)
Bank Notes (1.7%)
Bank of America 2.27%, due 01/18/2005 (c)	$967	$967
2.26%, due 02/15/2005 (c)	967	967
2.27%, due 03/03/2005 (c)	1,126	1,126
2.30%, due 06/09/2005 (c)	483	484
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	967 1,450	967 1,450
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	483	484
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	483	483
Commercial Paper (4.1%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	1,209 967	1,209 967
Fairway Finance–144A 2.36%, due 01/25/2005	1,814	1,814
Greyhawk Funding–144A 2.35%, due 02/08/2005	725	725
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	1,687	1,687
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	3,046 3,142	3,046 3,142

	Principal	Value
Commercial Paper (continued)
Preferred Receivables Funding–144A 2.23%, due 01/05/2005	$2,412	$2,412
2.35%, due 02/01/2005	1,686	1,686
Ranger Funding–144A 2.27%, due 01/14/2005	725	725
Euro Dollar Overnight (0.7%)
Harris Trust & Savings Bank 2.23%, due 01/03/2005	483	483
Royal Bank of Canada 2.25%, due 01/19/2005	2,441	2,441
Euro Dollar Terms (7.0%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	565 1,209	565 1,209
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	2,828 2,405 2,301	2,828 2,405 2,301
BNP Paribas 2.30%, due 01/03/2005 2.30%, due 02/01/2005	1,209 2,417	1,209 2,417
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	2,161 483	2,161 483
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	1,692 2,103	1,692 2,103
Den Danske Bank 2.26%, due 01/20/2005	1,209	1,209
Dexia Group 2.04%, due 01/21/2005	498	498
Fortis Bank 2.14%, due 01/12/2005	24	24
Lloyds TSB Bank 2.28%, due 02/02/2005	483	483
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	498 2,417	498 2,417
Svenska Handlesbanken 2.25%, due 01/10/2005	725	725
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	2,064 2,417	2,064 2,417
Repurchase Agreements (7.1%) (d)
Credi Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $5,947 on 01/03/2005	5,946	5,946

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $9,661 on 01/03/2005	$9,659	$9,659
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $4,835 on 01/03/2005	4,834	4,834
The Goldman Sachs Group, Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $9,671 on 01/03/2005	9,669	9,669
	Shares	Value
Investment Companies (1.5%)
Money Market Funds (1.5%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	77,349	$77
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	1,256,926	1,257

	Shares	Value
Money Market Funds (continued)
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	2,830,760	$2,839
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	2,055,944	2,056
Total Security Lending Collateral (cost: $93,310)		93,310
Total Investment Securities (cost: $437,617)		$496,697
SUMMARY:
Investments, at value	117.6%	$496,697
Liabilities in excess of other assets	(17.6)%	(74,175)
Net assets	100.0%	$422,522

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $89,645.

(b)  No dividends were paid during the preceding twelve months.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $30,710, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT") IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $11,225 or 2.7% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Transamerica Small/Mid Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $437,617) (including securities loaned of $89,645)	$496,697
Cash	18,662
Receivables:
Investment securities sold	87
Shares sold	131
Interest	93
Dividends	635
516,305
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	161
Management and advisory fees	282
Payable for collateral for securities on loan	93,310
Other	30
93,783
Net Assets	$422,522
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$249
Additional paid-in capital	344,057
Undistributed net investment income (loss)	1,761
Undistributed net realized gain (loss) from investment securities	17,375
Net unrealized appreciation (depreciation) on investment securities	59,080
Net Assets	$422,522
Net Assets by Class:
Initial Class	$421,079
Service Class	1,443
Shares Outstanding:
Initial Class	24,860
Service Class	85
Net Asset Value and Offering Price Per Share:
Initial Class	$16.94
Service Class	16.92

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$118
Dividends	4,377
Income from loaned securities–net	356
Less withholding taxes on foreign dividends	(1)
4,850
Expenses:
Management and advisory fees	2,928
Printing and shareholder reports	23
Custody fees	52
Administration fees	55
Legal fees	4
Audit fees	13
Directors fees	13
Service fees:
Service Class	1
Total expenses	3,089
Net Investment Income (Loss)	1,761
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	44,976
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	10,862
Net Gain (Loss) on Investment Securities	55,838
Net Increase (Decrease) in Net Assets Resulting from Operations	$57,599

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Transamerica Small/Mid Cap Value

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,761	$(1,325)
Net realized gain (loss) from investment securities	44,976	28,998
Net unrealized appreciation (depreciation) on investment securities	10,862	154,489
	57,599	182,162
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	70,081	5,214
Service Class	1,644	–
	71,725	5,214
Cost of shares redeemed:
Initial Class	(66,556)	(51,678)
Service Class	(303)	–
	(66,859)	(51,678)
	4,866	(46,464)
Net increase (decrease) in net assets	62,465	135,698
Net Assets:
Beginning of year	360,057	224,359
End of year	$422,522	$360,057
Undistributed Net Investment Income (Loss)	$1,761	$–

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	4,513	514
Service Class	106	–
	4,619	514
Shares redeemed:
Initial Class	(4,384)	(5,188)
Service Class	(21)	–
	(4,405)	(5,188)
Net increase (decrease) in shares outstanding: Initial Class	129	(4,674)
Service Class	85	–
	214	(4,674)

The notes to the financial statements are an integral part of this report.
AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Transamerica Small/Mid Cap Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$14.56	$0.07	$2.31	$2.38	$–	$–	$–	$16.94
	12/31/2003	7.63	(0.05)	6.98	6.93	–	–	–	14.56
	12/31/2002	15.72	(0.05)	(6.24)	(6.29)	–	(1.80)	(1.80)	7.63
	12/31/2001	15.62	(0.03)	4.66	4.63	–	(4.53)	(4.53)	15.72
	12/31/2000	16.51	(0.03)	1.87	1.84	–	(2.73)	(2.73)	15.62
Service Class	12/31/2004	14.71	0.10	2.11	2.21	–	–	–	16.92

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	16.35%	$421,079	0.84%	0.84%	0.48%	139%
	12/31/2003	90.83	360,057	0.84	0.84	(0.49)	140
	12/31/2002	(39.46)	224,359	0.88	1.19	(0.45)	133
	12/31/2001	28.79	313,685	0.91	1.18	(0.24)	172
	12/31/2000	11.02	213,086	0.91	1.26	(0.23)	192
Service Class	12/31/2004	15.02	1,443	1.11	1.11	0.94	139

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 4, 1993
Service Class – May 3, 2004

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Small/Mid Cap Value ("the Fund"), part of ATSF, began operations as part of the Endeavor Series Trust on May 4, 1993. The Fund became part of ATSF on May 1, 2002.

On May 3, 2004, the Fund changed its name from Dreyfus Small Cap Value to Transamerica Small/Mid Cap Value and changed its sub-advisor from Dreyfus Corporation to Transamerica Investment Management, LLC.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a
description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended December 31, 2004, of $401 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $153 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e., through the asset allocation funds):

	Net Assets	% of Net Assets
Asset Allocation Conservative Portfolio	$1,712	–%
Asset Allocation Growth Portfolio	26,134	6%
Asset Allocation Moderate Portfolio	37,865	9%
Total	$65,711	15%

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

From January 1, 2004 to April 30, 2004:

0.80% of ANA

From May 1, 2004 on:

0.80% of the first $500 million of ANA
0.775% of ANA over 500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.89% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2004. There were no amounts recaptured during the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amount was $18. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$488,265
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	499,626
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The capital loss carryforward utilized during the year ended December 31, 2004 was $21,529.

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$7,985
Undistributed Long-term Capital Gains	$12,458
Capital Loss Carryforward	$–
Post October Capital Loss Deferral	$(1,006)
Net Unrealized Appreciation (Depreciation)	$58,780

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$437,917
Unrealized Appreciation	$70,373
Unrealized (Depreciation)	(11,593)
Net Unrealized Appreciation (Depreciation)	$58,780

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.80% of the first $500 million
0.75% in excess of $500 million

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Transamerica Small/Mid Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Small/Mid Cap Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Transamerica U.S. Government Securities

MARKET ENVIRONMENT

Interest rates were volatile during 2004, as investors digested increases in the Federal funds rate in the context of an economy that recovered in fits and starts. Springtime news that job growth, a crucial indicator of economic recovery, was increasing rapidly sparked fears of higher inflation, resulting in higher yields and negative returns for the Lehman Brothers U.S. Government Index ("LBG"). Summertime indications that economic growth was weaker than anticipated, combined with concerns that rapidly rising oil prices might keep growth and inflation levels in check, triggered a bond rally. By year-end, investors concluded that higher inflation was not (as yet) a problem, and long-term Treasury yields, which are most sensitive to inflation, ended the period virtually unchanged from beginning-of-the-year levels. The Lehman Brothers U.S. Government Index ("LBG") finished the year with a total return of 3.48%.

PERFORMANCE

For the year ended December 31, 2004, Transamerica U.S. Government Securities, Initial Class returned 3.30%. By comparison its primary and secondary benchmarks, the LBG and the Lehman Brothers Aggregate Bond Index returned 3.48% and 4.34%, respectively.

STRATEGY REVIEW

From the outset, we positioned the portfolio for moderate economic growth and higher interest rates – that is, with a relatively short duration versus the LBG benchmark index. (Duration is a measure of a bond portfolio's sensitivity to interest-rate movements.) This positioning alternately added to and detracted from performance as the bond market gyrated. In the end, though, long-term bond yields were unchanged, so the portfolio might have performed better had we maintained a duration equal to the benchmark.

Any impact from this short-duration position was more than offset, quarter by quarter and for the year, by our investments in corporate bonds and mortgage-backed securities ("MBS"s). (The portfolio may invest up to 20% of assets in non-government bond sectors).

In keeping with our view that economic growth would be solid, within our corporate bond investments, we emphasized economically sensitive industries, such as the basic materials and energy sectors. With the U.S. economy expanding and countries like India and China rapidly developing infrastructure and housing, demand for paper, forest products, steel, and oil rose.

These commodity-related industries were among the nation's strongest in 2004.

Late in 2004, consumer and investor confidence firmed with the resolution of the closely contested U.S. presidential race. The downward trend in the U.S. dollar that began several years ago accelerated. And oil prices retreated. The latter two factors are particularly beneficial to manufacturers and exporters, so we believe that, for the first time in years, business and industrial spending will be at least as powerful an engine of economic growth as consumer spending.

Even though there is as yet no objective data confirming higher inflation, we are encountering anecdotal evidence. Given that, the possibility of strong business/industrial spending, and the soft dollar, we believe it appropriate to maintain the portfolio's short duration, as a precaution against additional interest-rate hikes. We also continue to favor industrial companies that may benefit from growing demand by businesses and governments and a falling dollar, which increases the attractiveness of our export sector.

Heidi Y Hu, CFA

Peter O. Lopez

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Transamerica U.S. Government Securities

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	3.30%	5.43%	5.95%	5.54%	5/13/94
LBG[1]	3.48%	7.47%	7.45%	7.01%	5/13/94
LBAB[1]	4.34%	7.71%	7.72%	7.29%	5/13/94
Service Class	2.90%	–	–	2.14%	5/1/03

NOTES

1  Lehman Brothers U.S. Government (LBG) Index and Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Portfolio of Endeavor Series Trust. Transamerica has been the portfolio's sub-adviser since May 1, 2002. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to May 1, 2002 is attributable to that firm.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Transamerica U.S. Government Securities

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,038.00	0.73%	$3.74
Hypothetical (b)	1,000.00	1,021.47	0.73	3.71
Service Class
Actual	1,000.00	1,035.60	0.97	4.96
Hypothetical (b)	1,000.00	1,020.26	0.97	4.93

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Type
At December 31, 2004

This chart shows the percentage breakdown by Bond Type of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Transamerica U.S. Government Securities

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (40.8%)
U.S. Treasury Bond 5.38%, due 02/15/2031 (a)	$16,668	$18,024
U.S. Treasury Note 1.50%, due 07/31/2005 2.75%, due 06/30/2006 (a) 3.50%, due 11/15/2006 (a) 4.38%, due 05/15/2007 (a) 3.00%, due 02/15/2008 3.38%, due 12/15/2008 4.75%, due 05/15/2014 4.25%, due 11/15/2014 (a)	7,000 26,500 13,000 3,000 9,000 4,000 5,750 2,000	6,957 26,429 13,110 3,083 8,926 3,987 5,992 2,005
Total U.S. Government Obligations (cost: $88,220)		88,513
U.S GOVERNMENT AGENCY OBLIGATIONS (38.4%)
Fannie Mae 4.75%, due 01/02/2007 2.38%, due 02/15/2007 (a) 5.25%, due 08/01/2012	5,000 5,000 2,000	5,128 4,907 2,075
Fannie Mae-Conventional Pool 5.00%, due 05/01/2018 5.00%, due 04/01/2019 6.00%, due 10/01/2033 6.00%, due 01/01/2034 6.00%, due 01/01/2034 6.00%, due 08/01/2034 6.00%, due 09/01/2034 6.00%, due 10/01/2034	3,033 3,388 4,947 2,384 3,150 1,128 2,847 2,381	3,085 3,445 5,118 2,466 3,259 1,167 2,945 2,463
Federal Home Loan Bank 3.63%, due 11/14/2008 3.00%, due 04/15/2009	15,000 13,000	14,956 12,620
Freddie Mac-Gold Pool 5.00%, due 04/01/2018 6.00%, due 11/01/2032 6.00%, due 03/01/2033 6.00%, due 09/01/2033 6.00%, due 11/01/2033 6.00%, due 11/01/2033	5,652 1,628 3,761 1,961 3,094 1,064	5,744 1,684 3,891 2,027 3,197 1,100
Ginnie Mae-FHA/VA Pool 6.00%, due 03/20/2034	2,114	2,190
Total U.S Government Agency Obligations (cost: $84,269)		83,467
CORPORATE DEBT SECURITIES (17.5%)
Amusement & Recreation Services (0.3%)
MGM Mirage 5.88%, due 02/27/2014	750	737
Business Credit Institutions (0.8%)
eircom Funding 8.25%, due 08/15/2013	1,500	1,657

	Principal	Value
Chemicals & Allied Products (0.9%)
Dow Chemical Co. (The) 7.00%, due 08/15/2005	$2,000	$2,047
Commercial Banks (1.1%)
RBS Capital Trust I 4.71%, due 12/29/2049 (b)	2,500	2,435
Communication (1.2%)
COX Communications, Inc. 144A 5.45%, due 12/15/2014	2,500	2,500
Communications Equipment (2.3%)
Motorola, Inc. 4.61%, due 11/16/2007	5,000	5,099
Holding & Other Investment Offices (0.9%)
iStar Financial, Inc., Series B 4.88%, due 01/15/2009	2,000	2,030
Hotels & Other Lodging Places (0.4%)
Park Place Entertainment Corp. 7.00%, due 04/15/2013	750	827
Insurance (0.3%)
ACE Capital Trust II 9.70%, due 04/01/2030	527	700
Lumber & Wood Products (1.4%)
Weyerhaeuser Co. 7.38%, due 03/15/2032	2,500	2,965
Motion Pictures (1.4%)
Time Warner, Inc. 7.63%, due 04/15/2031	2,500	3,024
Oil & Gas Extraction (3.2%)
Chesapeake Energy Corp. 7.50%, due 06/15/2014	1,325	1,448
Husky Oil, Ltd. 8.90%, due 08/15/2028 (b)	2,615	2,977
Suncor Energy, Inc. 5.95%, due 12/01/2034	2,400	2,516
Paper & Allied Products (0.6%)
Westvaco Corp. 7.95%, due 02/15/2031	1,000	1,222
Petroleum Refining (1.4%)
Amerada Hess Corp. 7.13%, due 03/15/2033	2,800	3,079
Telecommunications (1.3%)
America Movil SA de CV 144A 5.50%, due 03/01/2014	2,750	2,717
Total Corporate Debt Securities (cost: $36,812)		37,980

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Transamerica U.S. Government Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (2.3%)
U.S. Treasury Bill
1.87%, due 01/13/2005	$5,000	$4,997
Total Short-Term U.S. Government Obligations (cost: $4,997)		4,997
SECURITY LENDING COLLATERAL (17.7%)
Debt (16.5%)
Bank Notes (1.3%)
Bank of America 2.27%, due 01/18/2005 (b) 2.26%, due 02/15/2005 (b) 2.27%, due 03/03/2005 (b) 2.30%, due 06/09/2005 (b)	397 397 463 198	397 397 463 199
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	595 397	595 397
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	198	199
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (b)	198	199
Commercial Paper (3.3%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	496 397	496 397
Fairway Finance–144A 2.36%, due 01/25/2005	745	745
Greyhawk Funding–144A 2.35%, due 02/08/2005	298	298
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	693	693
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (b) 2.39%, due 06/10/2005 (b)	1,251 1,290	1,251 1,290
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	990 692	990 692
Ranger Funding–144A 2.27%, due 01/14/2005	298	298
Euro Dollar Overnight (0.5%)
Harris Trust & Savings Bank 2.23%, due 01/03/2005	198	199
Royal Bank of Canada 2.25%, due 01/19/2005	1,002	1,002
Euro Dollar Terms (5.7%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	232 496	232 496

	Principal	Value
Euro Dollar Terms (continued)
Bank of Nova Scotia
2.33%, due 01/13/2005	$1,161	$1,161
2.33%, due 01/24/2005	988	988
2.32%, due 02/08/2005	945	945
BNP Paribas 2.30%, due 01/03/2005 2.30%, due 02/01/2005	992 496	992 496
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	887 198	887 198
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	695 863	695 863
Den Danske Bank 2.26%, due 01/20/2005	496	496
Dexia Group 2.04%, due 01/21/2005	204	204
Fortis Bank 2.14%, due 01/12/2005	10	10
Lloyds TSB Bank 2.28%, due 02/02/2005	198	198
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	204 992	204 992
Svenska Handlesbanken 2.25%, due 01/10/2005	298	298
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	848 992	848 992
Repurchase Agreements (5.7%) (c)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,442 on 01/03/2005	2,442	2,442
Merrill Lynch & Co., Inc. 2.35%, dated 12/31/2004 to be repurchased at $3,967 on 01/03/2005	3,966	3,966
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,985 on 01/03/2005	1,985	1,985
The Goldman Sachs Group, Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $3,971 on 01/03/2005	3,970	3,970

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Transamerica U.S. Government Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (1.2%)
Money Market Funds (1.2%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	31,760	$32
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	516,096	516
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	1,165,601	1,166
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (d)	844,174	844
Total Security Lending Collateral (cost: $38,313)		38,313
Total Investment Securities (cost: $252,611)		$253,270

SUMMARY:
Investments, at value	116.7%	$253,270
Liabilities in excess of other assets	(16.7)%	(36,173)
Net assets	100.0%	$217,097

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $37,385.

(b)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(c)  Cash collateral for the Repurchase Agreements, valued at $12,610, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.75% and 02/15/2005 - 12/31/2049, respectively.

(d)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $9,826 or 4.5% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Transamerica U.S. Government Securities

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $252,611) (including securities loaned of $37,385)	$253,270
Cash	545
Receivables:
Shares sold	26
Interest	1,801
255,642
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	84
Management and advisory fees	122
Service fees	1
Payable for collateral for securities on loan	38,313
Other	25
38,545
Net Assets	$217,097
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$176
Additional paid-in capital	205,858
Undistributed net investment income (loss)	8,040
Undistributed net realized gain (loss) from investment securities	2,364
Net unrealized appreciation (depreciation) on investment securities	659
Net Assets	$217,097
Net Assets by Class:
Initial Class	$211,847
Service Class	5,250
Shares Outstanding:
Initial Class	17,201
Service Class	419
Net Asset Value and Offering Price Per Share:
Initial Class	$12.32
Service Class	12.53

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$9,786
Income from loaned securities–net	89
9,875
Expenses:
Management and advisory fees	1,642
Printing and shareholder reports	14
Custody fees	40
Administration fees	38
Legal fees	3
Audit fees	13
Directors fees	9
Other	48
Service fees:
Service Class	29
Total expenses	1,836
Net Investment Income (Loss)	8,039
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	2,445
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(2,377)
Net Gain (Loss) on Investment Securities	68
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,107

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Transamerica U.S. Government Securities

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$8,039	$9,191
Net realized gain (loss) from investment securities	2,445	2,888
Net unrealized appreciation (depreciation) on investment securities	(2,377)	(3,091)
	8,107	8,988
Distributions to Shareholders:
From net investment income:
Initial Class	(8,315)	(6,503)
Service Class	(875)	(1)
	(9,190)	(6,504)
From net realized gains:
Initial Class	(1,131)	–
Service Class	(128)	–
	(1,259)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	32,489	101,339
Service Class	32,981	5,617
	65,470	106,956
Dividends and distributions reinvested:
Initial Class	9,445	6,503
Service Class	1,003	1
	10,448	6,504

Cost of shares redeemed:

Initial Class	(103,173)	(119,683)
Service Class	(29,935)	(4,201)
	(133,108)	(123,884)
	(57,190)	(10,424)
Net increase (decrease) in net assets	(59,532)	(7,940)
Net Assets:
Beginning of year	276,629	284,569
End of year	$217,097	$276,629
Undistributed Net Investment Income (Loss)	$8,040	$9,191

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	2,576	8,166
Service Class	2,622	451
	5,198	8,617
Shares issued–reinvested from distributions:
Initial Class	781	542
Service Class	82	–
	863	542
Shares redeemed:
Initial Class	(8,308)	(9,646)
Service Class	(2,397)	(339)
	(10,705)	(9,985)
Net increase (decrease) in shares outstanding:
Initial Class	(4,951)	(938)
Service Class	307	112
	(4,644)	(826)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Transamerica U.S. Government Securities

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$12.42	$0.40	$0.00	$0.40	$(0.44)	$(0.06)	$(0.50)	$12.32
	12/31/2003	12.32	0.36	(0.01)	0.35	(0.25)	–	(0.25)	12.42
	12/31/2002	11.89	0.42	0.26	0.68	(0.25)	–	(0.25)	12.32
	12/31/2001	11.88	0.36	0.23	0.59	(0.58)	–	(0.58)	11.89
	12/31/2000	11.53	0.74	0.36	1.10	(0.75)	–	(0.75)	11.88
Service Class	12/31/2004	12.64	0.37	(0.01)	0.36	(0.41)	(0.06)	(0.47)	12.53
	12/31/2003	12.58	0.38	(0.29)	0.09	(0.03)	–	(0.03)	12.64

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	3.30%	$211,847	0.72%	0.72%	3.19%	82%
	12/31/2003	2.95	275,208	0.69	0.69	2.89	124
	12/31/2002	5.81	284,569	0.71	0.71	3.50	379
	12/31/2001	5.10	120,875	0.75	0.79	4.64	760
	12/31/2000	10.16	75,182	0.74	0.76	5.38	1,109
Service Class	12/31/2004	2.90	5,250	0.97	0.97	2.97	82
	12/31/2003	0.68	1,421	0.96	0.96	4.53	124

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – May 13, 1994
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Transamerica U.S. Government Securities

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica U.S. Government Securities ("the Fund"), part of ATSF, began operations as part of the Endeavor Series Trust, on May 13, 1994. The Fund became part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned less than $39 of program income for its services. When the Fund makes a security loan, it received cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Transamerica U.S. Government Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%).

ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.65% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.73% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended
December 31, 2004. There are no amounts subject to recapture at
December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class  0.15%
Service Class  0.25%

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Transamerica U.S. Government Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $9. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$28,532
U.S. Government	174,284
Proceeds from maturities and sales of securities
Long-Term excluding U.S. Government	40,867
U.S. Government	215,716

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$6,504
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	$9,751
Long-term capital gain	698

The tax basis components of distributable earnings at of December 31, 2004, are as follows:

Undistributed Ordinary Income	$9,000
Undistributed Long-term Capital Gains	$1,556
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$507

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$252,763
Unrealized Appreciation	$2,029
Unrealized (Depreciation)	(1,522)
Net Unrealized Appreciation (Depreciation)	$507

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Transamerica U.S. Government Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 5.–(continued)

services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.55% of ANA

Effective January 1, 2005, the Fund has implemented new expense caps under which the Fund's Operating Expenses, excluding 12b-1 fees, will not exceed 0.68% for the Initial Class and 0.93% for the Service Class of average daily net assets on an annual basis, respectively. To the extent that the Total Fund Operating Expenses would exceed the expense cap for one of the Fund in any month if the maximum Adviser Fee was paid, the Adviser Fee automatically reduces to ensure compliance with the applicable expense cap. If the automatic reduction of the Adviser Fee is not sufficient to maintain an expense cap, the Investment Adviser and/or its affiliates will remit to the appropriate Fund an amount that is sufficient to pay the excess amount and maintain the expense cap.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Transamerica U.S. Government Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica U.S. Government Securities (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Transamerica U.S. Government Securities

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $698 for the year ended December 31, 2004.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Transamerica Value Balanced

MARKET ENVIRONMENT

The stock market posted a healthy gain in 2004, most of which occurred in the final months. After a decent start, the market retreated mid-year, in the face of several shocks, including sharply rising energy prices, and growing uncertainty. Later, the resolution of the U.S. presidential race, a falloff in oil prices, and signs of solid economic expansion boosted investor confidence. The market staged a vigorous rally, and the Russell 1000 Value Index ("Russell 1000 Value") wound up the year with a 16.49% total return. Energy was the Russell 1000 Value's strongest sector; and health care, the weakest.

Fixed-income markets also performed well, especially in light of rising interest rates, which typically depress bond prices. Short-term yields rose, but long-term yields held steady. The Lehman Brothers Intermediate U.S. Government/Credit Index ("LBIGC") generated a one-year total return of 3.04%.

PERFORMANCE

For the year ended December 31, 2004, Transamerica Value Balanced , Initial Class returned 9.96%. By comparison its primary and secondary benchmarks, the Russell 1000 Value and the LBIGC returned 16.49% and 3.04%, respectively.

STRATEGY REVIEW

Throughout the period, we maintained a neutral asset allocation of approximately 60% equities and 40% bonds and cash. Within the equity portfolio, we were overweighted in healthcare and technology and underweighted in most other sectors. Given the poor and middling performance of healthcare and technology, respectively, as well as a lack of energy names, the equity portfolio should have lagged the Russell 1000 Value by a sizable margin. Instead, we believe effective use of options and our patience with "prodigy" companies that have strong franchises, decent balance sheets, and above-average dividend yields resulted in a strong total return for the equity portfolio.

Making the largest contributions to equity returns were a combination of these prodigies – utilities: Sprint Corporation (FON) Group ("Sprint") and ALLTEL Corporation; tobacco products: Altria Group, Inc.; and pharmaceutical: Schering-Plough Corporation – and the few energy and economically sensitive companies in the portfolio (e.g., Louisiana-Pacific Corporation, Plum Creek Timber Company, Inc., and Exxon Mobil Corporation).

Sprint is a prime example of our patient approach. We first purchased Sprint when it was suffering from heightened competition in the telecommunications industry. Encouraged by a savvy new management team, we entered the stock and continued to buy on temporary price declines. After several years, the stock began to rebound, as the company's improved balance sheet and more focused business strategy caught investors' attention. In 2004, a much stronger Sprint announced plans to merge with Nextel Communications, Inc. and the stock price climbed dramatically.

Sprint also exemplifies our tendency to enter a depressed stock quite early in the process of setting a company right. Another example is pharmaceuticals maker Bristol-Myers Squibb Company, which detracted from equity returns in 2004. Despite this, we maintained the position. The company has a strong franchise, our cost basis is low, and we are collecting attractive dividends.

The portfolio's fixed-income portfolio had a relatively short duration (i.e., its sensitivity to interest rate movements), in anticipation of higher interest rates and rising bond yields across the full spectrum. This positioning was not all that beneficial, since only short-term yields rose. The impact of this was more than offset by overweightings in investment-grade and high-yield corporate bonds and mortgage-backed securities, all sectors that outperformed Treasury securities. In addition, we added excess return by purchasing corporate bonds in economically sensitive industries.

John C. Riazzi, CFA

Heidi Y. Hu, CFA

Gary U. Rollé, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Transamerica Value Balanced

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	From Inception	Inception Date
Initial Class	9.96%	6.46%	8.40%	1/3/95
Russell 1000 Value[1]	16.49%	5.27%	13.82%	1/3/95
LBIGC[1]	3.04%	7.21%	7.15%	1/3/95
Service Class	9.83%	–	15.24%	5/1/03

NOTES

1  The Russell 1000 Value (Russell 1000 Value) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Transamerica Value Balanced

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,080.50	0.86%	$4.50
Hypothetical (b)	1,000.00	1,020.81	0.86	4.37
Service Class
Actual	1,000.00	1,079.70	1.11	5.80
Hypothetical (b)	1,000.00	1,019.56	1.11	5.63

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2004

This chart shows the percentage breakdown by Asset Type of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Transamerica Value Balanced

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (3.8%)
U.S. Treasury Bond 5.38%, due 02/15/2031 (a)(b)	$4,000	$4,325
U.S. Treasury Note 3.13%, due 04/15/2009 (b) 4.00%, due 06/15/2009 (a)(b) 3.50%, due 11/15/2009 (a)(b) 5.00%, due 08/15/2011 (b) 4.25%, due 08/15/2014 (a)(b) 4.25%, due 11/15/2014 (b)	800 8,000 2,000 3,000 250 1,300	788 8,152 1,991 3,194 251 1,303
Total U.S. Government Obligations (cost: $19,578)		20,004
U.S. GOVERNMENT AGENCY OBLIGATIONS (12.7%)
Fannie Mae-Conventional Pool 6.00%, due 07/01/2017 6.00%, due 01/01/2018 5.00%, due 05/01/2018 5.00%, due 04/01/2019 6.00%, due 01/01/2033 6.50%, due 09/01/2033 6.00%, due 10/01/2033 6.00%, due 01/01/2034 6.00%, due 01/01/2034 6.00%, due 02/01/2034 6.50%, due 03/01/2034 6.00%, due 08/01/2034 6.00%, due 10/01/2034	3,164 3,235 1,560 1,744 6,264 5,906 1,428 2,937 3,231 870 4,285 940 2,067	3,317 3,392 1,587 1,773 6,486 6,196 1,477 3,038 3,343 900 4,496 972 2,138
Freddie Mac-Gold Pool 5.00%, due 04/01/2018 5.50%, due 12/01/2018 5.50%, due 08/01/2019 7.00%, due 10/01/2028 6.50%, due 04/01/2029 6.00%, due 10/01/2032 6.00%, due 03/01/2033 6.00%, due 09/01/2033 6.00%, due 11/01/2033 6.00%, due 11/01/2033	2,934 901 2,759 1,020 1,034 7,468 2,494 1,789 2,244 1,655	2,982 932 2,851 1,082 1,086 7,725 2,580 1,849 2,320 1,710
Ginnie Mae-FHA/VA Pool 6.50%, due 10/15/2027 6.00%, due 02/20/2034 6.00%, due 08/20/2034	1,122 1,760 231	1,185 1,823 239
Total U.S. Government Agency Obligations (cost: $67,227)		67,479
CORPORATE DEBT SECURITIES (18.7%)
Aerospace (0.4%)
Honeywell International, Inc. 6.88%, due 10/03/2005	2,000	2,054

	Principal	Value
Agriculture (0.3%)
Cargill, Inc., Note, 144A 5.00%, due 11/15/2013	$1,000	$1,014
Michael Foods, Inc. 8.00%, due 11/15/2013	300	317
Beverages (0.5%)
Bottling Group LLC 2.45%, due 10/16/2006	2,000	1,969
Cia Brasileira de Bebidas 8.75%, due 09/15/2013	800	932
Business Credit Institutions (0.2%)
eircom Funding 8.25%, due 08/15/2013	1,000	1,105
Chemicals & Allied Products (0.4%)
Lubrizol Corp. 5.50%, due 10/01/2014	1,250	1,257
Nalco Co. 7.75%, due 11/15/2011	1,000	1,080
Commercial Banks (1.3%)
Abbey National PLC 7.35%, due 06/15/2049 (c)(h)	2,000	2,117
Bank One Corp., Note 6.88%, due 08/01/2006	1,000	1,055
General Electric Capital Corp. 8.85%, due 04/01/2005	3,000	3,042
Wells Fargo/Old 6.25%, due 04/15/2008	530	570
Communication (0.1%)
Echostar DBS Corp. 5.75%, due 10/01/2008	550	557
Communications Equipment (0.8%)
Motorola, Inc. 4.61%, due 11/16/2007	4,000	4,079
Food & Kindred Products (0.3%)
Sara Lee Corp. 6.95%, due 10/09/2006	1,000	1,057
Smithfield Foods, Inc. 7.00%, due 08/01/2011	300	320
Food Stores (0.2%)
Stater Brothers Holdings, Inc. 8.13%, due 06/15/2012	1,075	1,137
Furniture & Fixtures (0.7%)
Lear Corp. 7.96%, due 05/15/2005	3,775	3,835

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Holding & Other Investment Offices (1.0%)
EOP Operating Limited Partnership 8.38%, due 03/15/2006	$3,050	$3,217
iStar Financial, Inc. 4.88%, due 01/15/2009	2,000	2,030
Hotels & Other Lodging Places (0.3%)
MGM Mirage 6.00%, due 10/01/2009	1,000	1,025
Park Place Entertainment Corp. 7.00%, due 04/15/2013	450	496
Insurance (0.7%)
International Lease Finance Corp. 5.63%, due 06/01/2007	1,000	1,045
Wellpoint Health Networks, Inc. 6.38%, due 06/15/2006	2,400	2,499
Insurance Agents, Brokers & Service (0.2%)
Hartford Financial Services Group, Inc. 4.63%, due 07/15/2013 (a)	1,000	968
Lumber & Wood Products (0.9%)
Weyerhaeuser Co. 7.38%, due 03/15/2032	4,000	4,743
Motion Pictures (1.2%)
Time Warner, Inc. 9.13%, due 01/15/2013	4,000	5,142
Walt Disney Co. 5.62%, due 12/01/2008	1,000	1,018
Oil & Gas Extraction (0.8%)
Chesapeake Energy Corp. 7.00%, due 08/15/2014	1,000	1,065
Evergreen Resources, Inc. 5.88%, due 03/15/2012	1,000	1,045
Husky Oil, Ltd. 8.90%, due 08/15/2028 (c)	2,020	2,300
Personal Credit Institutions (0.4%)
General Motors Acceptance Corp. 6.75%, due 01/15/2006	2,000	2,052
Petroleum Refining (1.3%)
Amerada Hess Corp. 7.13%, due 03/15/2033	4,500	4,948
Enterprise Products Operating, LP, 144A 5.60%, due 10/15/2014	2,050	2,068
Primary Metal Industries (1.1%)
Alcoa, Inc. 4.25%, due 08/15/2007	5,500	5,594

	Principal	Value
Printing & Publishing (2.4%)
Gannett Co., Inc. 5.50%, due 04/01/2007	$3,000	$3,128
News America Holdings, Inc. 7.75%, due 12/01/2045	4,200	5,104
Viacom, Inc. 7.75%, due 06/01/2005	4,560	4,641
Radio & Television Broadcasting (0.9%)
Chancellor Media Corp. 8.00%, due 11/01/2008	4,050	4,547
Restaurants (0.4%)
Landry's Restaurants, Inc. 144A 7.50%, due 12/15/2014	1,000	993
Yum! Brands, Inc. 7.70%, due 07/01/2012	1,000	1,185
Security & Commodity Brokers (0.8%)
Credit Suisse First Boston (London), Inc., 144A 7.90%, due 05/01/2049 (c)(g)	2,000	2,175
E*Trade Financial Corp. 144A 8.00%, due 06/15/2011	1,000	1,075
Lehman Brothers Holdings, Inc. 7.88%, due 08/15/2010	1,000	1,174
Telecommunications (0.4%)
America Movil SA de CV 5.50%, due 03/01/2014	2,000	1,976
Transportation & Public Utilities (0.6%)
Magellan Midstream Partners, L.P. 6.45%, due 06/01/2014	3,100	3,352
Wholesale Trade Nondurable Goods (0.1%)
Domino's, Inc. 8.25%, due 07/01/2011	729	797
Total Corporate Debt Securities (cost: $95,938)		98,899
	Shares	Value
COMMON STOCKS (60.5%)
Amusement & Recreation Services (1.5%)
Disney (Walt) Co. (The)	286,100	$7,954
Business Credit Institutions (3.6%)
Fannie Mae	270,000	19,227
Chemicals & Allied Products (3.0%)
Colgate-Palmolive Co.	75,000	3,837
du Pont (E.I.) de Nemours & Co.	125,000	6,131
Praxair, Inc.	132,000	5,828
Commercial Banks (7.2%)
Bank of America Corp.	211,844	9,955
BB&T Corp.	46,000	1,934

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Commercial Banks (continued)
Citigroup, Inc.	100,000	$4,818
Cullen/Frost Bankers, Inc.	85,000	4,131
Mellon Financial Corp. (b)	75,000	2,333
PNC Financial Services Group, Inc.	70,000	4,021
Wachovia Corp.	67,640	3,558
Wells Fargo & Co. (b)	120,000	7,458
Computer & Data Processing Services (4.0%)
Microsoft Corp.	725,000	19,365
Sun Microsystems, Inc. (d)	330,000	1,775
Electronic & Other Electric Equipment (0.9%)
Cooper Industries, Ltd.–Class A	40,000	2,716
General Electric Co.	50,000	1,825
Electronic Components & Accessories (1.9%)
Intel Corp.	334,500	7,824
Texas Instruments, Inc.	100,000	2,462
Food & Kindred Products (4.6%)
Altria Group, Inc. (b)	325,000	19,857
HJ Heinz Co.	78,500	3,061
Sara Lee Corp.	60,700	1,465
Holding & Other Investment Offices (1.5%)
Plum Creek Timber Co., Inc.	210,000	8,072
Insurance (1.0%)
American International Group, Inc.	78,925	5,183
Lumber & Wood Products (0.6%)
Louisiana-Pacific Corp. (a)(b)	120,000	3,209
Motion Pictures (4.3%)
Time Warner, Inc.	1,170,000	22,745
Oil & Gas Extraction (3.2%)
Anadarko Petroleum Corp.	65,000	4,213
EOG Resources, Inc.	75,000	5,352
Schlumberger, Ltd.	107,500	7,197
Paper & Allied Products (1.2%)
Kimberly-Clark Corp.	95,000	6,252
Paper & Paper Products (0.0%)
Neenah Paper, Inc. (a)(d)	2,878	94
Petroleum Refining (3.0%)
BP PLC, Sponsored ADR	110,000	6,424
Exxon Mobil Corp.	185,100	9,488
Pharmaceuticals (7.9%)
Bristol-Myers Squibb Co.	575,000	14,731
Merck & Co., Inc.	500,300	16,080
Schering-Plough Corp.	513,920	10,731

	Shares	Value
Primary Metal Industries (0.4%)
Hubbell, Inc.–Class B	45,000	$2,353
Railroads (1.4%)
Union Pacific Corp.	108,700	7,310
Savings Institutions (1.1%)
Washington Mutual, Inc.	136,500	5,771
Security & Commodity Brokers (2.8%)
Jefferies Group, Inc. (a)	175,000	7,049
Raymond James Financial, Inc.	210,525	6,522
T. Rowe Price Group, Inc.	20,000	1,244
Telecommunications (5.4%)
ALLTEL Corp.	140,000	8,226
Sprint Corp. (FON Group)	650,000	16,153
Verizon Communications, Inc.	110,000	4,456
Total Common Stocks (cost: $268,801)		320,390
	Principal	Value
SECURITY LENDING COLLATERAL (3.9%)
Debt (3.6%)
Bank Notes (0.3%)
Bank of America
2.27%, due 01/18/2005 (c)	$213	$213
2.26%, due 02/15/2005 (c)	214	214
2.27%, due 03/03/2005 (c)	249	249
2.30%, due 06/09/2005 (c)	107	107
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	214 320	214 320
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	107	107
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	107	107
Commercial Paper (0.7%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	267 214	267 214
Fairway Finance–144A 2.36%, due 01/25/2005	401	401
Greyhawk Funding–144A 2.35%, due 02/08/2005	160	160
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	373	373
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	673 694	673 694
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	533 372	533 372

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Ranger Funding–144A 2.27%, due 01/14/2005	$160	$160
Euro Dollar Overnight (0.2%)
BNP Paribas 2.30%, due 01/03/2005	534	534
Harris Trust & Savings Bank 2.23%, due 01/03/2005	107	107
Royal Bank of Canada 2.25%, due 01/19/2005	539	539
Euro Dollar Terms (1.1%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	125 267	125 267
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	625 531 508	625 531 508
BNP Paribas 2.30%, due 02/01/2005	267	267
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	477 107	477 107
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	374 464	374 464
Den Danske Bank 2.26%, due 01/20/2005	267	267
Dexia Group 2.04%, due 01/21/2005	110	110
Fortis Bank 2.14%, due 01/12/2005	5	5
Lloyds TSB Bank 2.28%, due 02/02/2005	107	107
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	110 534	110 534
Svenska Handlesbanken 2.25%, due 01/10/2005	160	160
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	456 534	456 534
Repurchase Agreements (1.3%) (e)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,314 on 01/03/2005	1,313	1,313

	Principal	Value
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,136 on 01/03/2005	$2,136	$2,136
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,134 on 01/03/2005	2,134	2,134
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,068 on 01/03/2005	1,068	1,068
	Shares	Value
Investment Companies (0.3%)
Money Market Funds (0.3%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	17,087	$17
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	277,664	278
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	627,102	627
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (i)	454,172	454
Total Security Lending Collateral (cost: $20,613)		20,613
Total Investment Securities (cost: $472,157)		$527,385
	Contracts (f)	Value
WRITTEN OPTIONS (-0.3%)
Covered Call Options (-0.1%)
Altria Group Call Strike $65.00 Expires 01/22/2005	300	$(7)
COX Communications, Inc. Call Strike $32.50 Expires 03/19/2005	379	(85)
Louisiana-Pacific Corp. Call Strike $30.00 Expires 05/21/2005	500	(47)
Mellon Financial Corp. Call Strike $30.00 Expires 03/19/2005	750	(135)
Wells Fargo & Co. Call Strike $60.00 Expires 01/22/2005	800	(198)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Contracts (f)	Value
Put Options (-0.2%)
Altria Group Put Strike $30.00 Expires 01/22/2005	900	$(4)
Altria Group Put Strike $35.00 Expires 03/19/2005	250	(1)
Altria Group Put Strike $40.00 Expires 01/21/2006	1,000	(90)
American International Group, Inc. Put Strike $60.00 Expires 02/19/2005	350	(16)
American International Group, Inc. Put Strike $65.00 Expires 02/19/2005	75	(12)
Bank of America Corp. Put Strike $32.50 Expires 01/22/2005	400	(2)
Bristol-Myers Squibb Co. Put Strike $20.00 Expires 01/22/2005	500	(2)
Bristol-Myers Squibb Co. Put Strike $25.00 Expires 01/22/2005	200	(6)
Bristol-Myers Squibb Co. Put Strike $20.00 Expires 03/19/2005	170	(2)
Bristol-Myers Squibb Co. Put Strike $20.00 Expires 01/21/2006	2,000	(145)
ChevronTexaco Corp. Put Strike $30.00 Expires 01/22/2005	320	(2)
Colgate-Palmolive Co. Put Strike $45.00 Expires 01/21/2006	100	(14)
Cooper Cos., Inc. Put Strike $55.00 Expires 01/22/2005	400	(4)
Cooper Industries, Ltd. Put Strike $50.00 Expires 04/16/2005	400	(6)
Dominion Resources, Inc. Put Strike $50.00 Expires 01/22/2005	935	(5)
Dominion Resources, Inc. Put Strike $60.00 Expires 01/22/2005	420	(2)

	Contracts (f)	Value
Put Options (continued)
Duke Energy Put Strike $20.00 Expires 01/22/2005	1,000	$(5)
EI Du Pont de Nemours & Co. Put Strike $35.00 Expires 01/22/2005	300	(1)
Fannie Mae Put Strike $60.00 Expires 01/22/2005	250	(2)
Fannie Mae Put Strike $60.00 Expires 03/19/2005	60	(4)
GlobalSantaFe Corp. Put Strike $30.00 Expires 07/16/2005	330	(49)
GlobalSantaFe Corp. Put Strike $27.50 Expires 07/16/2005	300	(25)
Heinz (H.J.) Co. Put Strike $35.00 Expires 01/22/2005	250	(4)
Heinz (H.J.) Co. Put Strike $35.00 Expires 01/21/2006	800	(78)
Kimberly-Clark Corp. Put Strike $45.00 Expires 01/22/2005	800	(2)
Merck & Co., Inc. Put Strike $40.00 Expires 01/22/2005	137	(108)
Merck & Co., Inc. Put Strike $25.00 Expires 04/16/2005	3,000	(53)
Merck & Co., Inc. Put Strike $40.00 Expires 01/21/2006	400	(348)
Microsoft Corp. Put Strike $12.00 Expires 01/22/2005	600	(2)
Microsoft Corp. Put Strike $22.00 Expires 04/16/2005	2,000	(15)
PNC Financial Put Strike $50.00 Expires 02/19/2005	1,000	(13)
PNC Financial Put Strike $47.50 Expires 02/19/2005	1,000	(10)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Contracts (f)	Value
Put Options (continued)
Praxair, Inc. Put Strike $35.00 Expires 01/22/2005	730	$(7)
Raymond James Financial, Inc. Put Strike $22.50 Expires 02/19/2005	2,000	(25)
Sara Lee Corp. Put Strike $15.00 Expires 01/22/2005	1,865	(9)
Sara Lee Corp. Put Strike $22.50 Expires 04/16/2005	600	(18)
Sara Lee Corp. Put Strike $20.00 Expires 01/21/2006	600	(27)
Schering-Plough Corp. Put Strike $15.00 Expires 01/21/2006	650	(21)
Sprint Corp. (FON Group) Put Strike $15.00 Expires 02/19/2005	125	(1)
Sprint Corp. (FON Group) Put Strike $17.50 Expires 02/19/2005	125	(1)
Sun Microsystems, Inc. Put Strike $5.00 Expires 01/22/2005	3,000	(23)

	Contracts (f)	Value
Put Options (continued)
Time Warner, Inc. Put Strike $12.50 Expires 01/22/2005	740	$(4)
Time Warner, Inc. Put Strike $15.00 Expires 01/22/2005	260	(1)
Time Warner, Inc. Put Strike $15.00 Expires 04/16/2005	2,000	(15)
Walt Disney Co. Put Strike $22.50 Expires 01/22/2005	1,600	(8)
Washington Mutual, Inc. Put Strike $30.00 Expires 01/21/2006	1,300	(65)
Total Written Options (cost: -$5,839)		(1,729)
SUMMARY:
Investments, at value	99.6%	$527,385
Written options	(0.3)%	(1,729)
Other assets in excess of liabilities	0.7%	3,574
Net assets	100.0%	$529,230

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $19,862.

(b)  At December 31, 2004, all or a portion of this security is seggregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at December 31, 2004, is $52,861, which includes $3,183 relating to investment securities sold.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  No dividends were paid during the preceding twelve months.

(e)  Cash collateral for the Repurchase Agreements, valued at $6,784, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(f)  Contract amounts are not in thousands.

(g)  Securities are stepbonds. CS First Boston has a coupon rate 7.90% until 05/01/2007, thereafter the coupon rate will reset every 5 years at the 5-year current month treasury + 200BP, if not called.

(h)  Securities are stepbonds. Abbey National PLC has a coupon rate 7.35% until 10/15/2006, thereafter the coupon rate will reset every 5 years at the 5-year current month treasury + 178BP, if not called.

(i)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $9,805 or 1.9% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Transamerica Value Balanced

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $472,157) (including securities loaned of $19,862)	$527,385
Cash	18,688
Receivables:
Investment securities sold	3,183
Shares sold	6
Interest	2,047
Dividends	787
552,096
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	145
Management and advisory fees	335
Service fees	1
Payable for collateral for securities on loan	20,613
Written options (premiums $5,839)	1,729
Other	43
22,866
Net Assets	$529,230
Net Assets Consist of:
Capital stock, 150,000 shares authorized ($.01 par value)	$392
Additional paid-in capital	443,787
Undistributed net investment income (loss)	12,520
Undistributed net realized gain (loss) from investment securities	13,193
Net unrealized appreciation (depreciation) on:
Investment securities	55,228
Written option contracts	4,110
Net Assets	$529,230
Net Assets by Class:
Initial Class	$525,519
Service Class	3,711
Shares Outstanding:
Initial Class	38,977
Service Class	268
Net Asset Value and Offering Price Per Share:
Initial Class	$13.48
Service Class	13.86

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$7,559
Dividends	8,583
Income from loaned securities–net	55
Less withholding taxes on foreign dividends	(7)
16,190
Expenses:
Management and advisory fees	3,270
Printing and shareholder reports	239
Custody fees	56
Administration fees	65
Legal fees	3
Audit fees	19
Directors fees	13
Service fees:
Service Class	5
Total expenses	3,670
Net Investment Income (Loss)	12,520
Net Realized Gain (Loss) from:
Investment securities	37,800
Written option contracts	5,078
42,878
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(4,109)
Written option contracts	(241)
(4,350)
Net Gain (Loss) on Investment Securities and Written Option Contracts	38,528
Net Increase (Decrease) in Net Assets Resulting from Operations	$51,048

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Transamerica Value Balanced

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$12,520	$6,373
Net realized gain (loss) from investment securities and written option contracts	42,878	(2,376)
Net unrealized appreciation (depreciation) on investment securities and written option contracts	(4,350)	40,115
	51,048	44,112
Distributions to Shareholders:
From net investment income:
Initial Class	(6,350)	(7,249)
Service Class	(24)	–
	(6,374)	(7,249)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	12,731	16,535
Service Class	3,369	437
	16,100	16,972
Proceeds from fund acquisition:
Initial Class	312,953	–
Service Class	467	–
	313,420	–
Dividends and distributions reinvested:
Initial Class	6,350	7,249
Service Class	24	–
	6,374	7,249
Cost of shares redeemed:
Initial Class	(100,103)	(58,895)
Service Class	(881)	(2)
	(100,984)	(58,897)
	234,910	(34,676)
Net increase (decrease) in net assets	279,584	2,187
Net Assets:
Beginning of year	249,646	247,459
End of year	$529,230	$249,646
Undistributed Net Investment Income (Loss)	$12,520	$6,374

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	1,020	1,473
Service Class	260	36
	1,280	1,509
Shares issued on fund acquisition:
Initial Class	25,281	–
Service Class	37	–
	25,318	–
Shares issued–reinvested from distributions: Initial Class	518	650
Service Class	2	–
	520	650
Shares redeemed:
Initial Class	(7,919)	(5,260)
Service Class	(67)	–
	(7,986)	(5,260)
Net increase (decrease) in shares outstanding:
Initial Class	18,900	(3,137)
Service Class	232	36
	19,132	(3,101)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Transamerica Value Balanced  11

11

Transamerica Value Balanced

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$12.41	$0.36	$0.86	$1.22	$(0.15)	$–	$(0.15)	$13.48
	12/31/2003	10.66	0.30	1.81	2.11	(0.36)	–	(0.36)	12.41
	12/31/2002	13.29	0.33	(2.20)	(1.87)	(0.28)	(0.48)	(0.76)	10.66
	12/31/2001	13.19	0.36	(0.07)	0.29	(0.19)	–	(0.19)	13.29
	12/31/2000	12.13	0.43	1.68	2.11	(0.55)	(0.50)	(1.05)	13.19
Service Class	12/31/2004	12.74	0.37	0.87	1.24	(0.12)	–	(0.12)	13.86
	12/31/2003	11.08	0.18	1.52	1.70	(0.04)	–	(0.04)	12.74

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	9.96%	$525,519	0.84%	0.84%	2.88%	98%
	12/31/2003	20.16	249,184	0.82	0.82	2.68	53
	12/31/2002	(13.82)	247,459	0.83	0.83	2.84	123
	12/31/2001	2.16	235,355	0.89	0.89	2.70	54
	12/31/2000	17.55	215,675	0.87	0.87	3.42	20
Service Class	12/31/2004	9.83	3,711	1.10	1.10	2.81	98
	12/31/2003	15.40	462	1.09	1.09	2.26	53

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – January 3, 1995
    Service Class – May 1, 2003

(c)    Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Value Balanced ("the Fund"), part of ATSF, began operations on May 1, 2002.

On May 3, 2004, the Fund acquired all the net assets of LKCM Strategic Total Return pursuant to a plan of reorganization approved by the shareholders of LKCM Strategic Total Return. Transamerica Value Balanced is the accounting survivor. The acquisition was accomplished by a tax-free exchange of 25,318 shares of the Fund for the 21,557 shares of LKCM Strategic Total Return outstanding on April 30, 2004. The aggregate net assets of the Fund immediately before the acquisition was $240,038. LKCM Strategic Total Return's net assets at that date $313,420, including $45,289 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $553,458.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Option contracts are valued at the average of bid and ask ("mean quote") established each day at the close of the board of trade or exchange in which they are traded.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $53 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $24 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount is subsequently marked-to-market to reflect the current value of the option written.

The underlying face amounts of open contracts at December 31, 2004 are listed in the Schedule of Investments.

Transactions in written call and put options were as follows:

	Premium	Contracts*
Beginning Balance December 31, 2003	$7,250	40,157
Sales	8,839	66,510
Closing Buys	(3,128)	(17,776)
Expirations	(4,722)	(32,924)
Exercised	(2,400)	(16,996)
Balance at December 31, 2004	$5,839	38,971

*  Contracts not in thousands

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

From January 1, 2004 to April 30, 2004:

0.75% of ANA

From May 1, 2004 on:

0.75% of the first $750 million of ANA
0.70% of the next $250 million of ANA
0.60% of ANA over $1 billion

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2004. There were no amounts recaptured for the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $23. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$184,401
U.S. Government	216,015
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	308,768
U.S. Government	166,757

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$19,967	December 31, 2010
2,773	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2004 was $6,944.

The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the periods listed.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$7,249
Long-term Capital Gain	–
2004 Distributions paid from:
Ordinary Income	6,374
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$14,420
Undistributed Long-term Capital Gains	$35,051
Capital Loss Carryforward	$(22,740)
Post October Capital Loss Deferral	$(332)
Net Unrealized Appreciation (Depreciation)	$58,653 *

*  Includes unrealized appreciation (depreciation) on derivative and foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$472,841
Unrealized Appreciation	$65,735
Unrealized (Depreciation)	(11,191)
Net Unrealized Appreciation (Depreciation)	$54,544

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

16

Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 6.–(continued)

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.75% of the first $500 million
0.65% over $500 million up to $1 billion
0.60% in excess of $1 billion

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

17

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Transamerica Value Balanced

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Value Balanced (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

18

Van Kampen Active International Allocation

MARKET ENVIRONMENT

Nearly every country and sector in the Morgan Stanley Capital International (EAFE) Index ("MSCI EAFE") had positive performance for 2004, and U.S. based investors were helped further by the strength of foreign currencies. In Asia, Australia and Hong Kong each gained over 25%, while Singapore rose 23%. Japan was aided by a 5% boost in the yen. There was some divergence in sector performance for the year, with utilities (34.0%) and energy (24.7%) the best, and with information technology (6.8%) and health care (14.6%), the worst.

PERFORMANCE

For the year ended December 31, 2004, Van Kampen Active International Allocation, Initial Class returned 16.04%. By comparison its benchmark, the MSCI EAFE returned 20.70%.

STRATEGY REVIEW

For the year, we maintained a fully invested strategy and did not move to a defensive posture. This overall market calls to stay fully invested and to keep some exposure to beta (Asia and emerging markets) and to materials and resources (our China theme). Performance was hurt by the U.K., Germany's poor showing, by Japan's third and fourth quarter underperformance, a small underweight to technology and by some financials.

Over the course of the year, we trimmed our exposure to pharmaceuticals (on the continued uncertainties of the business) and bought a small position in Brazil. We continue to be tilted towards growth – primarily through exposure to Asia – and below benchmark weights in defensive sectors or countries such as consumer staples, the U.K. and pharmaceuticals.

Ann D. Thivierge

Portfolio Manager
Morgan Stanley Investment Management Inc.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	16.04%	(4.23)%	4.86%	4.46%	4/8/91
MSCI-EAFE[1]	20.70%	(0.80)%	5.94%	6.45%	4/8/91
Service Class	15.71%	–	–	29.64%	5/1/03

NOTES

1  The Morgan Stanley Capital International – Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

On March 24, 1995 the portfolio changed its name from Global Growth Portfolio to T. Rowe Price International Stock Portfolio. On March 24, 1995, the investment restrictions, strategy and investment objective were also changed.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the Portfolio's sub-adviser since May 1, 2002, prior to that date T. Rowe Price Associates, Inc. managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,129.80	0.99%	$5.30
Hypothetical (b)	1,000.00	1,020.16	0.99	5.03
Service Class
Actual	1,000.00	1,127.80	1.24	6.63
Hypothetical (b)	1,000.00	1,018.90	1.24	6.29

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At December 31, 2004

This chart shows the percentage breakdown by Region of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS ( 0.1%)
Australia (0.1%)
Gandel Retail Trust	18,550	$23
General Property Trust	26,184	77
Ireland (0.0%)
Grafton Group PLC (a)	1,300	14
Switzerland (0.0%)
Compagnie Financiere Richemont AG–Class A	1,739	58
Total Convertible Preferred Stocks (cost: $114)		172
PREFERRED STOCKS ( 1.2%)
Brazil (0.9%)
Aracruz Celulose SA–Class B	7,000	27
Banco Bradesco SA	3,000	72
Banco Itau Holding Financeira SA	382	57
Brasil Telecom Participacoes SA	4,069,000	31
Caemi Mineracao e Metalurgica SA (a)	28,000	24
Centrais Eletricas Brasileiras SA–Class B	2,054,000	30
Cia de Bebidas das Americas	302,000	84
Cia Energetica de Minas Gerais	1,715,000	42
Cia Siderurgica de Tubarao	468,000	27
Cia Vale do Rio Doce–Class A	10,000	242
Embratel Participacoes SA (a)	6,844,000	14
Empresa Brasileira de Aeronautica SA	6,000	50
Gerdau SA	3,000	54
Klabin SA	11,000	22
Petroleo Brasileiro SA	10,000	366
Sadia SA	8,000	18
Tele Centro Oeste Celular Participacoes SA	7,845,329	26
Tele Norte Leste Participacoes SA	5,262	88
Telesp Celular Participacoes SA (a)	7,242,000	20
Usinas Siderurgicas de Minas Gerais SA–Class A	2,000	41
Votorantim Celulose e Papel SA	1,405	23
Germany (0.2%)
Henkel KGaA	737	64
Porsche AG	260	165
ProSieben SAT.1 Media AG	1,674	31
RWE AG	256	12
Volkswagen AG	2,109	70
Russia (0.1%)
Surgutneftegaz Sponsored ADR	3,700	202
Total Preferred Stocks (cost: $1,498)		1,902
COMMON STOCKS ( 86.5%)
Australia (3.7%)
Alumina, Ltd.	27,285	127
Amcor, Ltd.	20,658	119

	Shares	Value
Australia (continued)
AMP, Ltd.	15,002	$85
Ansell, Ltd.	1,835	13
Australia & New Zealand Banking Group, Ltd.	16,310	263
Australian Gas Light Co., Ltd.	5,245	56
BHP Billiton, Ltd.	88,454	1,063
BlueScope Steel, Ltd.	17,233	111
Boral, Ltd.	13,801	74
Brambles Industries, Ltd.	11,167	61
Centro Properties Group	8,312	38
Coca-Cola Amatil, Ltd.	5,790	37
Coles Myer, Ltd.	12,117	94
Commonwealth Bank of Australia	13,478	339
CSL, Ltd.	808	19
CSR, Ltd.	21,560	45
Foster's Group, Ltd.	23,028	104
Insurance Australia Group, Ltd.	19,171	97
Investa Property Group	14,470	26
John Fairfax Holdings, Ltd.	11,317	40
Leighton Holdings, Ltd.	2,026	20
Lend Lease Corp, Ltd.	5,484	57
Macquarie Bank, Ltd.	2,358	86
Macquarie Infrastructure Group	21,565	57
Mayne Group Ltd.	10,157	34
Mirvac Group	9,121	35
National Australia Bank, Ltd.	17,596	397
Newcrest Mining, Ltd.	7,732	106
OneSteel, Ltd.	13,057	26
Orica, Ltd.	6,356	101
Origin Energy, Ltd.	3,533	19
PaperlinX, Ltd.	10,497	39
Patrick Corp., Ltd.	7,068	36
QBE Insurance Group, Ltd.	7,524	90
Rinker Group, Ltd.	22,238	186
Rio Tinto, Ltd.	7,327	225
Santos, Ltd.	7,051	47
Sonic Healthcare, Ltd.	1,548	15
Southcorp, Ltd. (a)	8,034	27
Stockland	11,704	55
Suncorp-Metway, Ltd.	6,220	85
Tabcorp Holdings, Ltd.	4,577	62
Telstra Corp., Ltd.	24,350	94
Transurban Group	6,394	34
Wesfarmers, Ltd.	4,239	132
Westfield Group (a)	12,256	158
Westpac Banking Corp.	19,060	291
WMC Resources, Ltd.	27,234	154
Woodside Petroleum, Ltd.	5,377	85
Woolworths, Ltd.	11,150	131

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Austria (1.2%)
Bank Austria Creditanstalt AG	1,487	$134
Boehler-Uddeholm AG	377	48
Erste Bank der Oesterreichischen Sparkassen AG	10,396	555
Flughafen Wien AG	989	75
Mayr-Melnhof Karton AG	397	68
OMV AG	900	271
RHI AG (a)	775	23
Telekom Austria AG	19,849	376
VA Technologie AG (a)	573	46
Voestalpine AG	1,550	120
Wienerberger AG	2,675	128
Belgium (1.3%)
AGFA-Gevaert NV	4,067	138
Bekaert SA	153	12
Belgacom SA (a)	977	42
Delhaize Group	487	37
Dexia (b)	18,356	422
Electrabel SA	407	181
Fortis	25,323	700
InBev (b)	239	9
KBC Bancassurance Holding	2,533	194
Solvay SA	1,236	136
UCB SA	1,721	87
Bermuda (0.2%)
Cheung Kong Infrastructure Holdings, Ltd.	14,000	40
Esprit Holdings, Ltd.	25,500	154
Frontline, Ltd.	800	36
Li & Fung Limited	52,000	88
SCMP Group, Ltd.	10,000	4
Ship Finance International, Ltd. (b)	106	2
Yue Yuen Industrial Holdings	11,500	32
Brazil (0.1%)
Banco Bradesco SA Rights, Expires TBD (a)	110	1
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Sponsored ADR	500	13
Cia Siderurgica Nacional SA	2,000	38
Souza Cruz SA	3,000	40
Uniao de Bancos Brasileiros SA, GDR	1,300	41
Cayman Islands (0.0%)
Kingboard Chemicals Holdings Co., Ltd.	8,000	17
China (0.8%)
Aluminum Corp. of China, Ltd.	78,000	46
Angang New Steel Co.–Class H	22,000	11
Beijing Capital International Airport Co., Ltd.–Class H	32,000	14
Byd Co., Ltd.	3,500	9

	Shares	Value
China (continued)
China Life Insurance Co., Ltd.–Class H (a)	178,000	$119
China Oilfield Services, Ltd.	72,000	22
China Petroleum & Chemical Corp.–Class H	402,000	166
China Shipping Container Lines Co., Ltd.–Class H (a)	51,000	21
China Shipping Development Co., Ltd.–Class H	32,000	28
China Southern Airlines Co., Ltd. (a)	28,000	11
China Telecom Corp., Ltd.–Class H	332,000	122
Datang International Power Generation Co., Ltd.	34,000	26
Huadian Power International Corp.	34,000	10
Huaneng Power International Inc.–H	74,000	55
Jiangsu Express	28,000	12
Jiangxi Copper Co., Ltd.	28,000	16
Maanshan Iron & Steel	42,000	16
PetroChina Co., Ltd.–Class H	422,000	225
PICC Property & Casualty Co., Ltd.–Class H (a)	82,000	29
Ping An Insurance Group Co. of China, Ltd. (a)	63,000	107
Sinopec Shanghai Petrochemical Co., Ltd.–Class H	56,000	21
Sinopec Zhenhai Refining & Chemical Co., Ltd.–Class H	34,000	35
Sinotrans, Ltd.–Class H	43,000	13
Weiqiao Textile Co.	8,500	13
Yanzhou Coal Mining Co., Ltd.	28,000	40
Zhejiang Expressway Co., Ltd.–Class H	34,000	23
Denmark (0.5%)
Danske Bank A/S	13,439	412
ISS A/S	300	17
Novo Nordisk A/S–Class B	5,050	276
Novozymes A/S–Class B	386	20
Tele Danmark A/S	900	38
Vestas Wind Systems A/S (a)	700	9
Finland (1.5%)
Fortum Oyj	4,428	82
Kesko OYJ–Class B	2,181	53
Kone OYJ–Class B	873	68
Metso Oyj	4,091	65
Nokia OYJ	95,410	1,507
Outokumpu OYJ	2,264	40
Sampo Oyj	3,754	52
Stora Enso Oyj–Class R	8,624	132
Tietoenator Oyj	1,767	56
UPM-Kymmene Oyj	6,586	146
Uponor Oyj	734	14
Wartsila Oyj–Class B	951	20

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
France (7.4%)
Accor SA	3,422	$150
Air Liquide	1,942	359
Alcatel SA (a)	17,815	277
Atos Origin (a)	183	12
Autoroutes du Sud de la France	229	12
AXA	26,147	646
BNP Paribas	12,393	898
Bouygues (b)	7,914	366
Business Objects SA (a)	555	14
Cap Gemini SA (a)	1,993	64
Carrefour SA	7,048	336
Casino Guichard Perrachon SA	764	61
Cie de Saint-Gobain	6,314	380
Cie Generale D'Optique Essilor International SA	706	55
CNP Assurances	998	71
Credit Agricole SA	5,140	155
Dassault Systemes SA	517	26
France Telecom SA	22,242	736
Groupe Danone	2,627	243
Imerys SA	768	64
Lafarge SA	2,685	259
Lagardere S.C.A.	2,307	166
L'Oreal SA	586	44
LVMH Moet Hennessy Louis Vuitton SA	6,958	533
Michelin (C.G.D.E.)–Class B	1,926	124
Pernod-Ricard	101	15
Peugeot SA	2,720	173
Pinault-Printemps-Redoute SA	131	13
Publicis Groupe	1,533	50
Renault SA	2,479	207
Sagem SA	1,295	28
Sanofi-Aventis	10,247	819
Schneider Electric SA	2,764	192
Societe BIC SA	831	42
Societe Generale–Class A	4,864	492
Societe Television Francaise 1	1,863	61
Sodexho Alliance SA	2,055	62
Suez SA	10,709	286
Technip SA	199	37
Thales SA	3,011	145
Thomson Multimedia SA	4,058	107
Total Fina EIF SA	7,835	1,711
Unibail	277	44
Valeo SA	978	41
Veolia Environnement	2,430	88
Vinci SA	1,153	155
Vivendi Universal SA (a)	14,669	468
Zodiac SA	175	8

	Shares	Value
Germany (8.6%)
Adidas-Salomon AG	767	$124
Allianz AG	6,463	857
Altana AG	1,209	76
BASF AG	8,796	634
Bayer AG	10,830	367
Bayerische Hypo-und Vereinsbank AG (a)	17,760	403
Beiersdorf AG	1,946	226
Celesio AG	605	49
Commerzbank AG (a)	21,394	441
Continental AG	3,222	205
DaimlerChrysler AG	17,823	854
Deutsche Bank AG	16,022	1,422
Deutsche Boerse AG	4,724	284
Deutsche Lufthansa AG (a)	3,466	50
Deutsche Post AG	12,631	290
Deutsche Telekom AG (a)	66,360	1,501
Douglas Holding AG	874	31
E.ON AG	15,956	1,454
Epcos AG (a)	918	14
Fresenius Medical Care AG	1,101	89
HeidelbergCement AG	719	43
Infineon Technologies AG (a)	9,072	98
KarstadtQuelle AG	784	8
Linde AG	2,203	138
Man AG	2,427	93
Merck KGaA	948	65
Metro AG	3,003	165
Muenchener Rueckversicherungs AG	988	121
Puma AG Rudolf Dassler Sport	224	62
RWE AG	8,153	451
SAP AG	3,091	552
Schering AG	2,813	210
Siemens AG	17,198	1,458
ThyssenKrupp AG (b)	7,360	162
TUI AG	2,592	61
Volkswagen AG	4,794	217
Greece (0.3%)
Alpha Bank A.E.	4,440	154
EFG Eurobank Ergasias SA	3,089	106
National Bank of Greece SA	6,722	222
Titan Cement Co. SA	700	21
Hong Kong (2.7%)
Bank of East Asia, Ltd.	44,241	137
BOC Hong Kong Holdings, Ltd.	98,500	188
Cathay Pacific Airways, Ltd.	32,000	61
Cheung Kong Holdings, Ltd.	47,000	469
CLP Holdings, Ltd.	55,500	319

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Hong Kong (continued)
Hang Lung Properties, Ltd.	41,000	$63
Hang Seng Bank, Ltd.	22,900	318
Henderson Land Development	23,000	120
Hong Kong & China Gas	118,000	244
Hong Kong Exchanges and Clearing, Ltd.	31,000	83
Hongkong Electric Holdings	43,000	196
Hopewell Holdings, Ltd.	15,000	39
Hutchison Whampoa, Ltd.	67,900	636
Hysan Development Co., Ltd.	12,177	26
Johnson Electric Holdings, Ltd.	47,500	46
MTR Corp.	44,287	71
New World Development, Ltd.	55,665	62
PCCW, Ltd.	106,200	67
Shangri-La Asia, Ltd.	33,071	47
Sino Land Co.	24,761	24
Sun Hung Kai Properties, Ltd.	42,000	420
Swire Pacific, Ltd.–Class A	29,500	247
Techtronic Industries Co.	30,000	65
Television Broadcasts, Ltd.	4,000	19
Wharf Holdings, Ltd.	39,000	137
Ireland (0.6%)
Allied Irish Banks PLC	15,869	329
Bank of Ireland	18,498	308
CRH PLC	2,625	70
DCC PLC	650	15
Elan Corp. PLC (a)	5,550	148
Independent News & Media PLC	4,300	13
Irish Life & Permanent PLC	1,049	20
Italy (2.2%)
Alleanza Assicurazioni SpA	2,461	34
Assicurazioni Generali SpA	5,257	178
Autogrill SpA (a)	473	8
Banca Fideuram SpA	2,009	10
Banca Intesa SpA	35,940	173
Banca Intesa SpA	3,509	15
Banca Monte dei Paschi di Siena SpA	3,766	13
Banca Nazionale Del Lavoro SpA (a)	5,325	16
Banca Popolare di Milano Scrl	1,170	10
Banco Popolare di Verona e Novara Scrl	3,614	73
Benetton Group SpA	360	5
Enel SpA	10,712	105
ENI-Ente Nazionale Idrocarburi SpA	35,159	880
Fiat SpA (a)	1,712	14
Finmeccanica SpA	11,747	11
Italcementi SpA	815	13
Mediaset SpA	5,954	75
Mediobanca SpA	2,018	33

	Shares	Value
Italy (continued)
Mediolanum SpA	1,510	$11
Pirelli & C SpA	8,043	11
Riunione Adriatica di Sicurta SpA	725	16
Sanpaolo IMI SpA	13,939	201
Seat Pagine Gialle SpA (a)	28,748	13
Telecom Italia SpA	130,223	533
Telecom Italia SpA	79,397	258
TIM SpA (b)	55,244	413
Tiscali SpA (a)	1,598	6
UniCredito Italiano SpA	44,538	256
Japan (21.5%)
Advantest Corp.	1,500	129
Aeon Co., Ltd.	8,100	135
Ajinomoto Co., Inc.	11,000	131
Alps Electric Co., Ltd.	3,000	45
Amada Co., Ltd.	3,000	17
Asahi Breweries, Ltd.	6,100	76
Asahi Glass Co., Ltd.	19,000	210
Asahi Kasei Corp	20,000	100
Asatsu-DK, Inc.	300	8
Benesse Corp.	600	21
Bridgestone Corp.	16,000	319
Canon, Inc.	16,500	890
Casio Computer Co., Ltd.	6,800	105
Central Japan Railway Co.	25	204
Chubu Electric Power Co., Inc.	7,700	185
Chugai Pharmaceutical Co., Ltd.	5,200	86
Citizen Watch Co., Ltd.	5,400	52
Credit Saison Co., Ltd.	2,000	73
CSK Corp.	1,500	68
Dai Nippon Printing Co., Ltd.	8,000	128
Daicel Chemical Industries, Ltd.	1,000	6
Daiichi Pharmaceutical Co., Ltd.	4,900	106
Daikin Industries, Ltd.	2,700	78
Daimaru, Inc.	4,000	33
Dainippon Ink & Chemical, Inc.	7,000	16
Daito Trust Construction Co., Ltd.	1,800	86
Daiwa House Industry Co., Ltd.	10,000	114
Daiwa Securities Group, Inc.	59,000	426
Denki Kagaku Kogyo KK	4,000	13
Denso Corp.	11,500	308
Dowa Mining Co., Ltd.	3,000	20
East Japan Railway Co.	59	328
Ebara Corp.	4,000	18
Eisai Co., Ltd.	5,000	164
Familymart Co., Ltd	1,000	29
Fanuc, Ltd.	2,900	190

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Japan (continued)
Fast Retailing Co., Ltd.	1,600	$122
Fuji Photo Film Co., Ltd.	8,100	296
Fujikura, Ltd.	2,000	9
Fujisawa Pharmaceutical Co., Ltd.	4,800	131
Fujitsu, Ltd.	35,000	228
Furukawa Electric Co., Ltd. (The) (a)	10,000	55
Hirose Electric Co., Ltd.	700	82
Hitachi, Ltd.	63,000	437
Honda Motor Co., Ltd.	16,200	839
Hoya Corp.	2,000	226
Isetan Co., Ltd.	3,300	38
Ishikawajima-Harima Heavy Industries Co., Ltd. (a)	9,000	12
Itochu Corp. (a)	19,000	88
Itochu Techno-Science Corp.	700	28
Ito-Yokado Co., Ltd.	5,400	227
Japan Airlines System Corp. (a)(b)	14,000	41
Japan Real Estate Investment Corp. REIT	14	118
Japan Tobacco, Inc.	16	183
JFE Holdings, Inc.	7,300	208
JGC Corp.	4,000	37
JS Group Corp.	4,100	74
JSR Corp.	2,000	44
Kajima Corp.	18,000	77
Kaneka Corp.	4,000	45
Kansai Electric Power Co. (The), Inc.	14,900	302
Kao Corp.	10,000	256
Kawasaki Heavy Industries, Ltd.	8,000	13
Keihin Electric Express Railway Co., Ltd.	4,000	25
Keio Electric Railway Co., Ltd.	2,000	12
Keyence Corp.	700	157
Kikkoman Corp.	3,000	29
Kintetsu Corp.	27,000	93
Kirin Brewery Co., Ltd.	16,000	158
Kobe Steel, Ltd.	10,000	15
Komatsu, Ltd.	18,000	126
Konami Corp.	1,800	42
Konica Minolta Holdings, Inc.	8,000	106
Kubota Corp.	23,000	114
Kuraray Co., Ltd.	5,500	49
Kyocera Corp.	3,100	239
Kyowa Hakko Kogyo Co., Ltd.	7,000	53
Kyushu Electric Power Co., Inc.	4,500	91
Lawson, Inc.	800	30
Mabuchi Motor Co., Ltd.	400	29
Marubeni Corp.	18,000	50
Marui Co., Ltd.	7,200	96
Matsushita Electric Industrial Co., Ltd.	37,000	587

	Shares	Value
Japan (continued)
Matsushita Electric Works, Ltd.	3,000	$26
Meiji Seika Kaisha, Ltd.	3,000	14
Meitec Corp.	300	11
Millea Holdings, Inc.	34	504
Minebea Co., Ltd.	3,000	13
Mitsubishi Chemical Corp.	27,000	82
Mitsubishi Corp.	19,000	246
Mitsubishi Electric Corp.	31,000	152
Mitsubishi Estate Co., Ltd.	27,000	316
Mitsubishi Heavy Industries, Ltd.	54,000	153
Mitsubishi Rayon Co., Ltd.	6,000	22
Mitsubishi Tokyo Financial Group, Inc.	123	1,248
Mitsui & Co., Ltd.	23,000	206
Mitsui Chemicals, Inc.	8,000	44
Mitsui Fudosan Co., Ltd.	23,000	279
Mitsui Mining & Smelting, Co., Ltd.	8,000	35
Mitsui O.S.K. Lines, Ltd.	2,000	12
Mitsui Sumitomo Insurance Co., Ltd.	42,000	365
Mitsui Trust Holdings, Inc.	11,000	110
Mitsukoshi, Ltd.	4,000	19
Mizuho Financial Group, Inc.	134	675
Murata Manufacturing Co., Ltd.	4,500	252
NEC Corp.	31,000	193
NEC Electronics Corp.	1,400	68
NET One Systems Co., Ltd.	11	46
NGK Insulators, Ltd.	7,000	67
NGK Spark Plug Co., Ltd.	4,000	41
Nidec Corp.	1,000	122
Nikko Cordial Corp.	19,000	101
Nikon Corp.	5,000	62
Nintendo Co., Ltd.	1,900	239
Nippon Building Fund, Inc. REIT	14	119
Nippon Express Co., Ltd.	14,000	69
Nippon Meat Packers, Inc.	3,000	41
Nippon Mining Holdings, Inc.	3,000	14
Nippon Oil Corp.	27,000	173
Nippon Paper Group, Inc.	44	198
Nippon Sheet Glass Co., Ltd.	4,000	17
Nippon Steel Corp.	101,000	247
Nippon Telegraph & Telephone Corp.	116	521
Nippon Yusen Kabushiki Kaisha	19,000	102
Nissan Chemical Industries, Ltd.	1,000	8
Nissan Motor Co., Ltd.	48,500	527
Nisshin Seifun Group, Inc.	4,000	44
Nissin Food Products Co., Ltd.	1,400	35
Nitto Denko Corp.	3,800	208
Nomura Holdings, Inc.	34,000	496
Nomura Research Institute, Ltd.	1,100	103

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Japan (continued)
NSK, Ltd.	11,000	$55
NTN Corp.	7,000	40
NTT Data Corp.	27	87
NTT DoCoMo, Inc.	150	277
Obayashi Corp.	14,000	88
Obic Co., Ltd.	100	20
Oji Paper Co., Ltd.	18,000	103
Oki Electric Industry Co., Ltd. (a)	11,000	47
Olympus Corp.	3,000	64
Omron Corp.	3,700	88
Onward Kashiyama Co., Ltd.	3,000	44
Oracle Corp.	700	36
Oriental Land Co., Ltd.	1,100	76
ORIX Corp.	1,100	149
Osaka Gas Co., Ltd.	34,000	106
Pioneer Corp.	2,700	53
Ricoh Co., Ltd.	14,000	270
Rohm Co., Ltd.	2,000	207
Sankyo Co., Ltd.	10,500	237
Sanyo Electric Co., Ltd.	29,000	100
Secom Co., Ltd.	2,500	100
Seiko Epson Corp.	2,600	116
Sekisui Chemical Co., Ltd.	4,000	29
Sekisui House, Ltd.	11,000	128
Seven-Eleven Japan Co., Ltd.	5,740	181
Sharp Corp.	15,000	245
Shimachu Co., Ltd.	1,000	25
Shimamura Co., Ltd.	400	29
Shimano, Inc.	1,500	43
Shimizu Corp.	14,000	70
Shin-Etsu Chemical Co., Ltd.	6,200	254
Shionogi & Co., Ltd.	5,000	69
Shiseido Co., Ltd.	5,000	72
Showa Denko KK	10,000	26
Showa Shell Sekiyu KK	1,700	15
Skylark Co., Ltd.	2,000	34
SMC Corp.	1,000	114
Softbank Corp. (b)	4,400	214
Sompo Japan Insurance, Inc.	15,000	153
Sony Corp.	12,700	491
Stanley Electric Co., Ltd.	1,000	17
Sumitomo Bakelite Co., Ltd.	1,000	6
Sumitomo Chemical Co., Ltd.	23,000	113
Sumitomo Corp.	14,000	121
Sumitomo Electric Industries, Ltd.	10,000	109
Sumitomo Metal Industries, Ltd.	33,000	45
Sumitomo Metal Mining Co., Ltd.	8,000	57
Sumitomo Mitsui Financial Group, Inc. (b)	108	785

	Shares	Value
Japan (continued)
Sumitomo Realty & Development Co., Ltd.	8,000	$104
Sumitomo Trust & Banking Co., Ltd. (The)	44,000	318
Taiheiyo Cement Corp.	10,000	25
Taisei Corp.	3,000	12
Taisho Pharmaceutical Co., Ltd.	5,000	109
Taiyo Yuden Co., Ltd.	1,000	12
Takashimaya Co., Ltd.	7,000	67
Takeda Pharmaceutical Co., Ltd.	16,500	831
Takefuji Corp.	1,040	70
TDK Corp.	2,500	185
Teijin, Ltd.	14,000	61
Terumo Corp.	3,400	92
TIS, Inc.	800	35
Tobu Railway Co., Ltd.	15,000	57
Toho Co., Ltd.	800	13
Tohoku Electric Power Co., Inc.	6,800	122
Tokyo Broadcasting System, Inc.	1,800	29
Tokyo Electric Power Co. (The), Inc.	23,700	582
Tokyo Electron, Ltd.	3,400	209
Tokyo Gas Co., Ltd.	38,000	156
Tokyu Corp.	16,000	87
TonenGeneral Sekiyu KK	1,000	9
Toppan Printing Co., Ltd.	7,000	78
Toray Industries, Inc.	20,000	94
Toshiba Corp.	56,000	240
Tosoh Corp.	8,000	36
Toto, Ltd.	8,000	76
Toyo Seikan Kaisha, Ltd.	2,700	50
Toyota Industries Corp.	1,500	37
Toyota Motor Corp.	47,100	1,917
Trend Micro, Inc. (a)	2,000	108
UFJ Holdings, Inc. (a)	115	697
Uni-Charm Corp.	400	19
Uniden Corp.	1,000	20
UNY Co., Ltd.	1,000	11
West Japan Railway Co.	4	16
Yahoo! Japan Corp. (a)	28	134
Yamada Denki Co., Ltd.	1,900	81
Yamaha Corp.	1,900	29
Yamanouchi Pharmaceutical Co., Ltd.	8,300	323
Yamato Transport Company Ltd.	4,000	59
Yamazaki Baking Co., Ltd.	1,000	9
Yokogawa Electric Corp.	4,000	53
Luxembourg (0.1%)
Arcelor	3,388	78
Malaysia (1.0%)
AMMB Holdings Berhad	57,200	49

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Malaysia (continued)
Berjaya Sports Toto Berhad	30,000	$32
British American Tobacco Malaysia Berhad	6,700	81
Commerce Asset Holdings Berhad	54,500	67
Gamuda Berhad	17,100	24
Genting Berhad	14,600	73
Hong Leong Bank Berhad	29,300	42
IOI Corp. Berhad	29,000	73
Kuala Lumpur Kepong Berhad	15,700	29
Magnum Corp. Berhad	26,100	17
Malakoff Berhad	24,000	45
Malayan Banking Berhad	69,300	215
Malaysia International Shipping Corp. Berhad	22,200	89
Maxis Communications Berhad	29,000	71
Nestle (Malaysia) Berhad	4,000	24
OYL Industries Berhad	3,300	33
Petronas Gas Berhad	6,000	11
PLUS Expressways Berhad	67,000	49
Proton Holdings Berhad	11,000	26
Public Bank Berhad	40,800	82
Resorts World Berhad	19,000	50
RHB Capital Berhad	54,000	33
Sime Darby Berhad	56,000	88
SP Setia Berhad	30,300	34
Telekom Malaysia Berhad	34,000	104
Tenaga Nasional Berhad	35,500	102
YTL Corp. Berhad	34,000	48
Netherlands (4.4%)
ABN AMRO Holding NV	29,689	786
Akzo Nobel NV	3,848	164
ASML Holding NV (a)(b)	8,296	133
DSM NV	774	50
Euronext NV	2,308	70
European Aeronautic Defense and Space Co.	4,617	134
Heineken NV	9,461	315
ING Groep NV	32,260	976
James Hardie Industries NV	10,794	57
Koninklijke Philips Electronics NV	23,666	627
Oce NV	1,482	23
Reed Elsevier NV	10,103	138
Royal Dutch Petroleum Co.	29,012	1,670
Royal KPN NV	31,886	303
STMicroelectronics NV	8,777	171
TPG NV	10,369	282
Unilever NV	8,212	550
Vedior NV	3,961	65
VNU NV	2,654	78
Wolters Kluwer NV	5,751	115

	Shares	Value
New Zealand (0.0%)
Carter Holt Harvey, Ltd.	11,175	$17
Telecom Corp. of New Zealand, Ltd.	4,880	22
Norway (0.4%)
DnB Nor ASA	6,204	61
Norsk Hydro ASA	3,438	271
Norske Skogindustrier ASA	1,800	39
Orkla ASA	2,230	73
Statoil ASA	8,600	135
Tandberg ASA	400	5
Telenor ASA	4,000	36
Tomra Systems ASA	2,131	12
Yara International ASA (a)	2,838	37
Portugal (0.2%)
Banco Comercial Portugues SA–Class R	46,026	118
Energias de Portugal SA	548	2
Portugal Telecom SGPS SA	19,113	236
PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	238	6
Russia (0.6%)
LUKOIL, Sponsored ADR	3,400	413
MMC Norilsk Nickel, ADR	2,100	117
OAO Gazprom–ADR	2,060	73
Rostelecom, Sponsored ADR	3,800	42
Surgutneftegaz, Sponsored ADR (b)	2,600	98
Tatneft, Sponsored ADR	1,900	55
Unified Energy System, Sponsored ADR	2,300	66
Singapore (1.6%)
Ascendas Real Estate Investment Trust REIT	34,000	36
Capitaland, Ltd.	39,000	51
CapitaMall Trust REIT	21,800	24
Chartered Semiconductor Manufacturing, Ltd. (a)	43,000	26
City Developments, Ltd.	23,484	102
ComfortDelgro Corp., Ltd.	69,598	66
Creative Technology, Ltd	2,201	33
DBS Group Holdings, Ltd.	38,788	383
Fraser & Neave, Ltd.	6,000	60
Keppel Corp., Ltd.	20,000	105
Neptune Orient Lines, Ltd.	38,000	70
Oversea-Chinese Banking Corp.	33,784	279
Overseas Union Enterprise, Ltd.	1,494	7
Sembcorp Industries, Ltd.	34,508	34
Singapore Airlines, Ltd.	19,000	134
Singapore Exchange, Ltd.	41,713	46
Singapore Post, Ltd.	64,000	35
Singapore Press Holdings, Ltd.	57,622	162

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Singapore (continued)
Singapore Technologies Engineering, Ltd.	49,184	$70
Singapore Telecommunications, Ltd.	188,560	274
United Overseas Bank, Ltd.	42,219	357
United Overseas Land, Ltd.	17,630	22
Venture Corp., Ltd.	8,879	87
Spain (3.4%)
Acerinox SA	2,588	42
ACS Actividades de Construccion y Servicios SA	6,861	157
Altadis SA	7,584	347
Amadeus Global Travel Distribution–Class A	5,965	61
Antena 3 de Television SA (a)	179	13
Banco Bilbao Vizcaya Argentaria SA	34,831	618
Banco Popular Espanol SA	1,927	127
Banco Santander Central Hispano SA	48,784	605
Endesa SA	10,951	257
Gas Natural SDG SA	16,197	501
Grupo Ferrovial SA	1,561	83
Iberdrola SA	9,472	241
Indra Sistemas SA	1,279	22
Mobile Telesystems–Sponsored	7,768	171
Repsol YPF SA	10,334	269
Sacyr Vallehermoso SA	4,159	69
Sociedad General de Aguas de Barcelona SA–Class B	2,411	50
Telefonica SA	82,665	1,557
Union Fenosa SA	2,429	64
Sweden (2.4%)
Alfa Laval AB	700	11
Assa Abloy AB–Class B	3,927	67
Atlas Copco AB–Class A	3,573	161
Electrolux AB–Class B	7,240	166
Eniro AB	1,600	16
Hennes & Mauritz AB–Class B	7,430	259
Holmen AB–Class B	1,250	43
Modern Times Group AB–Class B (a)	950	26
Nordea Bank AB	43,737	441
Sandvik AB	3,891	157
Securitas AB–Class B	9,606	165
Skandia Forsakrings AB	6,322	32
Skandinaviska Enskilda Banken AB–Class A	7,371	143
Skanska AB–Class B	12,244	147
SKF AB–Class B	2,308	103
Ssab Svenskt Stal AB–Class A	1,600	39
Svenska Cellulosa AB–Class B	2,900	124
Svenska Handelsbanken AB–Class A	12,360	322
Swedish Match AB	4,600	53
Tele2 AB–Class B	950	37

	Shares	Value
Sweden (continued)
Telefonaktiebolaget LM Ericsson–Class B (a)	235,573	$752
TeliaSonera AB	38,135	228
Volvo AB–Class A	1,109	42
Volvo AB–Class B	2,842	113
WM-data AB–Class B	6,925	15
Switzerland (2.9%)
ABB, Ltd. (a)	5,731	32
Adecco SA	789	40
Ciba Specialty Chemicals AG (a)	444	34
Clariant AG	1,274	21
Credit Suisse Group (a)	8,080	340
Geberit AG	15	11
Givaudan	54	36
Holcim, Ltd.	887	53
Logitech International SA (a)	441	27
Lonza Group AG	389	22
Nestle SA	1,781	466
Novartis AG	26,115	1,316
Roche Holding AG-Genusschein	7,670	883
Schindler Holding AG	40	16
Serono SA–Class B	107	71
SGS SA	66	46
Swatch Group AG	381	11
Swatch Group AG–Class B	230	34
Swiss Reinsurance	772	55
Swisscom AG	184	73
Syngenta AG (a)	646	69
UBS AG	8,404	705
Valora Holding AG	68	17
Zurich Financial Services AG (a)	561	94
United Kingdom (16.9%)
Aegis Group PLC	15,431	32
Amec PLC	3,470	20
ARM Holdings PLC	11,035	23
AstraZeneca PLC	19,134	694
Astro All Asia Networks PLC (a)	42,700	61
Aviva PLC	27,997	338
BAE Systems PLC	45,815	203
Balfour Beatty PLC	1,512	9
Barclays PLC	78,146	880
Barratt Developments PLC	3,762	43
BG Group PLC	48,816	332
BHP Billiton PLC	31,129	365
BOC Group PLC	6,352	121
Boots Group PLC	8,211	103
BP PLC	269,240	2,627
BPB PLC	5,540	50

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
United Kingdom (continued)
Brambles Industries PLC	16,219	$81
British Airways PLC (a)	7,020	32
British American Tobacco PLC	19,604	338
British Sky Broadcasting PLC	20,001	216
BT Group PLC	123,468	481
Bunzl PLC	7,077	59
Cable & Wireless PLC	27,236	62
Cadbury Schweppes PLC	27,124	253
Capita Group PLC	19,775	139
Carnival PLC	1,802	110
Centrica PLC	26,985	122
Cobham PLC	605	14
Compass Group PLC	23,528	111
Daily Mail and General Trust NV–Class A	4,476	64
De La Rue PLC	8,676	58
Diageo PLC	44,378	633
Dixons Group PLC	30,497	89
Electrocomponents PLC	6,075	33
Emap PLC	3,673	58
EMI Group PLC	11,818	60
Enterprise Inns PLC	3,731	57
Exel PLC	4,966	69
Friends Provident PLC	20,786	61
GKN PLC	11,350	52
GlaxoSmithKline PLC	67,567	1,586
Group 4 Securicor PLC (a)	9,109	25
GUS PLC	19,426	350
Hanson PLC	9,137	79
Hays PLC	46,522	111
HBOS PLC	46,391	756
Hilton Group PLC	16,996	93
HSBC Holdings PLC	137,012	2,313
Imi PLC	4,150	31
Imperial Chemical Industries PLC	15,097	70
Imperial Tobacco Group PLC	8,322	228
Intercontinental Hotels Group PLC	7,312	91
Invensys (a)	23,914	–
ITV PLC	59,508	120
J Sainsbury PLC	14,582	76
Johnson Matthey PLC	2,999	57
Kelda Group PLC	7,481	91
Kesa Electricals PLC	4,072	22
Kidde PLC	6,777	22
Kingfisher PLC	18,435	110
Legal & General Group PLC	69,767	147
Lloyds TSB Group PLC	67,058	609
LogicaCMG PLC	9,351	35
Marks & Spencer Group PLC	40,843	269

	Shares	Value
United Kingdom (continued)
Misys PLC	6,140	$25
Mitchells & Butlers PLC	7,912	52
National Grid Transco PLC	45,961	438
Pearson PLC	11,387	137
Peninsular and Oriental Steam Navigation Co. (The)	10,487	60
Persimmon PLC	1,973	26
Pilkington PLC	5,339	11
Prudential PLC	18,878	164
Rank Group PLC	6,946	35
Reckitt Benckiser PLC	13,644	412
Reed Elsevier PLC	17,961	166
Rentokil Initial PLC	51,397	146
Reuters Group PLC	21,113	153
Rexam PLC	6,126	54
Rio Tinto PLC	13,598	400
RMC Group PLC	2,870	47
Rolls-Royce Group PLC (a)	42,554	202
Royal & Sun Alliance Insurance Group PLC	28,011	42
Royal Bank of Scotland Group PLC	36,092	1,215
Sage Group PLC	15,418	60
Scottish & Southern Energy PLC	12,656	212
Scottish Power PLC	27,513	213
Serco Group PLC	11,851	55
Severn Trent PLC	6,508	121
Shell Transport & Trading Co. PLC	117,627	1,003
Smith & Nephew PLC	7,142	73
Smiths Group PLC	5,595	88
Tanjong PLC	10,400	39
Tate & Lyle PLC	9,452	86
Tesco PLC	82,776	512
Tomkins PLC	5,125	25
Unilever PLC	39,639	389
United Business Media PLC	4,935	46
Vodafone Group PLC	825,230	2,239
Whitbread PLC	3,993	65
William Hill PLC	5,930	64
Wimpey (George) PLC	4,482	35
Wolseley PLC	10,031	188
WPP Group PLC	17,725	195
Yell Group PLC	6,584	56
Total Common Stocks (cost: $114,516)		132,797
	Principal	Value
SECURITY LENDING COLLATERAL ( 1.5%)
Debt (1.4%)
Bank Notes (0.1%)
Bank of America 2.26%, due 02/15/2005 (c)	$23	$23

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Bank Notes (continued)
2.27%, due 01/18/2005 (c)	$23	$23
2.27%, due 03/03/2005 (c)	27	27
2.30%, due 06/09/2005 (c)	12	12
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	35 23	35 23
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	12	12
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	12	12
Commercial Paper (0.3%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	29 23	29 23
Fairway Finance–144A 2.36%, due 01/25/2005	43	43
Greyhawk Funding–144A 2.35%, due 02/08/2005	17	17
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	40	40
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	73 75	73 75
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	58 40	58 40
Ranger Funding–144A 2.27%, due 01/14/2005	17	17
Euro Dollar Overnight (0.1%)
BNP Paribas 2.30%, due 01/03/2005	58	58
Harris Trust & Savings Bank 2.23%, due 01/03/2005	12	12
Royal Bank of Canada 2.25%, due 01/19/2005	58	58
Euro Dollar Terms (0.4%)
Bank of Montreal 2.13%, due 02/02/2005 2.26%, due 01/28/2005	29 14	29 14
Bank of Nova Scotia 2.32%, due 02/08/2005 2.33%, due 01/13/2005 2.33%, due 01/24/2005	68 55 58	68 55 58
BNP Paribas 2.30%, due 02/01/2005	29	29

	Principal	Value
Euro Dollar Terms (continued)
Calyon
2.27%, due 01/20/2005	$52	$52
2.34%, due 02/02/2005	12	12
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	41 50	40 50
Den Danske Bank 2.26%, due 01/20/2005	29	29
Dexia Group 2.04%, due 01/21/2005	12	12
Fortis Bank 2.14%, due 01/12/2005	1	1
Lloyds TSB Bank 2.28%, due 02/02/2005	12	12
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	12 58	12 58
Svenska Handlesbanken 2.25%, due 01/10/2005	17	17
Wells Fargo & Co. 2.31%, due 01/28/2005 2.32%, due 01/14/2005	58 49	58 49
Repurchase Agreements (0.5%) (d)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $142 on 01/03/2005	142	142
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $232 on 01/03/2005	231	231
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $231 on 01/03/2005	231	231
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $116 on 01/03/2005	116	116
	Shares	Value
Investment Companies (0.1%)
Money Market Funds (0.1%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	2	$2
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	30	30

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Money Market Funds (continued)
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	68	$68
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (f)	49	49
Total Security Lending Collateral (cost: $2,234)		2,234
Total Investment Securities (cost: $118,362)		$137,105
SUMMARY:
Investments, at value	89.3%	$137,105
Other assets and liabilities	10.7%	16,373
Net assets	100.0%	$153,478

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
British Pound Sterling	2,062	03/16/2005	$3,948	$(5)
Euro Dollar	4,312	03/16/2005	5,750	114
Japanese Yen	623,630	01/20/2005	5,759	334
Japanese Yen	(623,630)	01/20/2005	(5,711)	(382)
Japanese Yen	659,187	03/16/2005	6,308	157
			$16,054	$218

FUTURES CONTRACTS (e):

	Contracts	Settlement Date	Amount	Net Unrealized Appreciation (Depreciation)
CAC 40 10 Euro	67	01/21/2005	$3,474	$–
FTSE 100 Index	45	03/18/2005	4,147	39
IBEX 35 Index	13	01/21/2005	1,598	27
German Stock Index	6	03/18/2005	871	1
Tokyo Price Index	61	03/10/2005	6,831	321
			$16,921	$388

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $2,112.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $735, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  At December 31, 2004, cash in the amount of $2,831 is segregated with the custodian to cover margin requirements for open future contracts.

(f)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

REIT  Real Estate Investment Trust

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $267 or .2% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	16.5%	$25,364
Telecommunications	6.9%	10,654
Pharmaceuticals	5.5%	8,443
Petroleum Refining	4.3%	6,646
Electric Services	3.7%	5,646
Oil & Gas Extraction	3.2%	4,911
Automotive	3.1%	4,717
Chemicals & Allied Products	2.8%	4,239
Electronic Components & Accessories	2.5%	3,859
Business Services	2.4%	3,741
Communications Equipment	2.3%	3,524
Insurance	2.1%	3,254
Metal Mining	1.7%	2,610
Life Insurance	1.4%	2,138
Beer, Wine & Distilled Beverages	1.3%	2,014
Computer & Office Equipment	1.3%	1,989
Computer & Data Processing Services	1.2%	1,776
Industrial Machinery & Equipment	1.1%	1,742
Holding & Other Investment Offices	1.1%	1,717
Food & Kindred Products	1.0%	1,480
Lumber & Other Building Materials	0.9%	1,428
Instruments & Related Products	0.9%	1,414
Food Stores	0.9%	1,386
Radio & Television Broadcasting	0.9%	1,385
Real Estate	0.9%	1,344
Security & Commodity Brokers	0.9%	1,338
Primary Metal Industries	0.9%	1,325
Tobacco Products	0.8%	1,270
Gas Production & Distribution	0.8%	1,258
Engineering & Management Services	0.8%	1,228
Residential Building Construction	0.8%	1,174
Printing & Publishing	0.7%	1,142
Wholesale Trade Durable Goods	0.7%	1,053
Wholesale Trade Nondurable Goods	0.6%	992
Motor Vehicles, Parts & Supplies	0.6%	969
Rubber & Misc. Plastic Products	0.6%	921
Business Credit Institutions	0.6%	905

	Percentage of Net Assets	Value
Railroads	0.6%	$893
Paper & Paper Products	0.6%	877
Electronic & Other Electric Equipment	0.6%	866
Department Stores	0.6%	850
Transportation & Public Utilities	0.5%	816
Aerospace	0.5%	759
Construction	0.5%	728
Electric, Gas & Sanitary Services	0.4%	650
Stone, Clay & Glass Products	0.4%	585
Water Transportation	0.3%	528
Retail Trade	0.3%	505
Hotels & Other Lodging Places	0.3%	494
Speciality–Real Estate	0.3%	469
Shoe Stores	0.3%	410
Restaurants	0.3%	389
Misc. General Merchandise Stores	0.2%	362
Air Transportation	0.2%	329
Amusement & Recreation Services	0.2%	296
Communication	0.2%	254
Medical Instruments & Supplies	0.2%	254
Manufacturing Industries	0.2%	247
Electrical Goods	0.2%	239
TextileMill Products	0.1%	239
Metal Cans & Shipping Containers	0.1%	223
Radio, Television & Computer Stores	0.1%	192
Auto Repair, Services & Parking	0.1%	171
Trucking & Warehousing	0.1%	162
Paper & Allied Products	0.1%	146
Personal Credit Institutions	0.1%	143
Mining	0.1%	119
Drug Stores & Proprietary Stores	0.1%	103
Agriculture	0.1%	102
Public Administration	0.1%	95
Transportation Equipment	0.1%	90
Furniture & Fixtures	0.0%	76
Management Services	0.0%	55
Apparel Products	0.0%	49
Beverages	0.0%	37
Fabricated Metal Products	0.0%	27
Educational Services	0.0%	21
Motion Pictures	0.0%	13
Environmental Services	0.0%	12
Investments, at value	87.8%	134,871
Short-term investments	1.5%	2,234
Other assets and liabilities	10.7%	16,373
Net assets	100.0%	$153,478

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $118,362) (including securities loaned of $2,112)	$137,105
Cash	7,614
Foreign cash (cost: $10,437)	10,638
Receivables:
Shares sold	140
Interest	8
Dividends	161
Dividend reclaims receivable	40
Unrealized appreciation on forward currency contracts	605
156,311
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	37
Management and advisory fees	30
Payable for collateral for securities on loan	2,234
Unrealized depreciation on forward foreign currency contracts	387
Variation margin	61
Other	84
2,833
Net Assets	$153,478
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$136
Additional paid-in capital	147,769
Undistributed net investment income (loss)	5,184
Accumulated net realized gain (loss) from investment securities, futures contracts and foreign currency transactions	(19,170)
Net unrealized appreciation (depreciation) on:
Investment securities	18,743
Futures contracts	388
Translation of assets and liabilites denominated in foreign currencies	428
Net Assets	$153,478
Net Assets by Class:
Initial Class	$151,185
Service Class	2,293
Shares Outstanding:
Initial Class	13,382
Service Class	203
Net Asset Value and Offering Price Per Share:
Initial Class	$11.30
Service Class	11.32

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$45
Dividends	4,661
Income from loaned securities–net	81
Less withholding taxes on foreign dividends	(500)
4,287
Expenses:
Management and advisory fees	1,826
Printing and shareholder reports	20
Custody fees	375
Administration fees	30
Legal fees	3
Audit fees	16
Directors fees	7
Service fees:
Service Class	2
Total expenses	2,279
Less:
Advisory fee waiver	(278)
Net expenses	2,001
Net Investment Income (Loss)	2,286
Net Realized Gain (Loss) from:
Investment securities	22,962
Futures contracts	1,910
Foreign currency transactions	3,972
28,844
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities (Net of deferred foreign taxes of $67)	(1,463)
Futures contracts	(584)
Translation of assets and liabilities denominated in foreign currencies	(644)
(2,691)
Net Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions	26,153
Net Increase (Decrease) in Net Assets Resulting from Operations	$28,439

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,286	$1,462
Net realized gain (loss) from investment securities, futures contracts and foreign currency transactions	28,844	505
Net unrealized appreciation (depreciation) on investment securities, futures contracts and foreign currency translation	(2,691)	37,758
	28,439	39,725
Distributions to Shareholders:
From net investment income:
Initial Class	(4,893)	(1,244)
Service Class	(16)	–
	(4,909)	(1,244)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	49,631	97,218
Service Class	2,119	3,297
	51,750	100,515
Dividends and distributions reinvested:
Initial Class	4,893	1,244
Service Class	16	–
	4,909	1,244
Cost of shares redeemed:
Initial Class	(114,597)	(49,958)
Service Class	(179)	(3,273)
	(114,776)	(53,231)
	(58,117)	48,528
Net increase (decrease) in net assets	(34,587)	87,009
Net Assets:
Beginning of year	188,065	101,056
End of year	$153,478	$188,065
Undistributed Net Investment Income (Loss)	$5,184	$3,750

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	4,834	11,654
Service Class	206	379
	5,040	12,033
Shares issued–reinvested from distributions:
Initial Class	517	151
Service Class	2	–
	519	151
Shares redeemed:
Initial Class	(10,821)	(6,269)
Service Class	(17)	(367)
	(10,838)	(6,636)
Net increase (decrease) in shares outstanding:
Initial Class	(5,470)	5,536
Service Class	191	12
	(5,279)	5,548

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$9.98	$0.11	$1.45	$1.56	$(0.24)	$–	$(0.24)	$11.30
	12/31/2003	7.59	0.10	2.37	2.47	(0.08)	–	(0.08)	9.98
	12/31/2002	9.16	0.08	(1.63)	(1.55)	(0.02)	–	(0.02)	7.59
	12/31/2001	15.18	0.03	(3.09)	(3.06)	–	(2.96)	(2.96)	9.16
	12/31/2000	20.88	0.03	(3.68)	(3.65)	(0.03)	(2.02)	(2.05)	15.18
Service Class	12/31/2004	10.00	0.05	1.48	1.53	(0.21)	–	(0.21)	11.32
	12/31/2003	7.50	–	2.50	2.50	–	–	–	10.00

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	16.04%	$151,185	0.99%	1.12%	1.13%	63%
	12/31/2003	32.81	187,949	0.99	1.17	1.20	53
	12/31/2002	(16.97)	101,056	1.17	1.17	1.01	118
	12/31/2001	(22.96)	123,986	1.01	1.09	0.26	39
	12/31/2000	(18.26)	186,664	0.98	1.07	0.15	63
Service Class	12/31/2004	15.71	2,293	1.24	1.37	0.50	63
	12/31/2003	33.36	116	1.24	1.49	0.05	53

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – April 8, 1991
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Van Kampen Active International Allocation ("the Fund"), part of ATSF, began operations as part of the Endeavor Series Trust, on April 8, 1991. The Fund became part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

With respect to securities traded on the NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Directors of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $12 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $35 of program income for its services. When the Fund makes a security loan, it received cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% (105% for non-U.S. Dollar based securities) of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervi

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

sion and regulation of security markets, and the possibility of political or economic instability.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund's investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Fund accrues for taxes on the capital gains throughout the holding period of the underlying securities.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward foreign currency contracts at December 31, 2004, are listed in the Schedule of Investments.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amount of open futures contracts at December 31, 2004 are listed on the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities. Variation margin represents the additional payments due or excess deposits made in order to maintain the equity account at the required margin level.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

From January 1, 2004 to April 30, 2004:

0.90% of ANA

From May 1, 2004:

0.90% of the first $250 million of ANA
0.88% of the next $250 million of ANA
0.85% of the ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.99% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$215	12/31/2006
Fiscal Year 2004	278	12/31/2007

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan,

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amount was $7. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$109,687
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	141,745
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, capital gains tax, PFICs and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	4,057
Accumulated net realized gain (loss) from investment securities	(4,057)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$11,530	December 31, 2010
5,326	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2004 was $22,354.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$1,244
Long-term Capital Gain	–
2004 Distributions paid from:
Ordinary Income	4,909
Long-term Capital Gain	–

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Active International Allocation

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$5,804
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(16,856)
Net Unrealized Appreciation (Depreciation)	$16,625	*

* Amount includes unrealized appreciation/(depreciation) on derivatives and foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$120,887
Unrealized Appreciation	$17,776
Unrealized (Depreciation)	(1,558)
Net Unrealized Appreciation (Depreciation)	$16,218

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

The Fund will pay management fees to ATFA based on the average daily net assets ("ANA") at the following rate:

From January 1, 2005 on:

0.85% of the first $250 million
0.80% in excess of $250 million

Effective January 1, 2005, the Fund has implemented new expense caps under which the Fund's Operating Expenses, excluding 12b-1 fees, will not exceed 0.94% for the Initial Class and 1.19% for the Service Class of average daily net assets on an annual basis, respectively. To the extent that the Total Fund Operating Expenses would exceed the expense cap for one of the Fund in any month if the maximum Adviser Fee was paid, the Adviser Fee automatically reduces to ensure compliance with the applicable expense cap. If the automatic reduction of the Adviser Fee is not sufficient to maintain an expense cap, the Investment Adviser and/or its affiliates will remit to the appropriate Fund an amount that is sufficient to pay the excess amount and maintain the expense cap.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Van Kampen Active International Allocation

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Active International Allocation (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

Van Kampen Emerging Growth

MARKET ENVIRONMENT

The year 2004 was marked by high energy prices, continuing geopolitical conflicts, uncertainty related to the U.S. presidential election, and a spate of natural disasters. Nonetheless, U.S. equity markets provided a positive return for the second consecutive year. After a somewhat modest start and a difficult summer, markets responded positively to the resolution of the presidential election as well as data that suggested a continuation of the economic recovery.

Within the U.S. equity market, small company stocks outperformed their large-cap peers for the sixth consecutive year. Even more relevant to Van Kampen Emerging Growth was the outperformance of value stocks. Across the market capitalization spectrum, value stocks significantly outpaced growth stocks, a trend that was particularly pronounced in the large cap sector. The market's preference for value stocks created a headwind for the portfolio which focuses primarily on large and mid-cap growth stocks.

PERFORMANCE

For the year ended December 31, 2004, Van Kampen Emerging Growth, Initial Class returned 7.14%. By comparison its primary and former benchmarks, the Standard and Poor's 500 Composite Stock Index ("S&P 500") and the Russell 1000 Growth Index ("Russell 1000 Growth") returned 10.87% and 6.30%, respectively.

STRATEGY REVIEW

The portfolio's underperformance resulted from sector allocations, while stock selection had a significant positive impact on performance relative to the S&P 500.

Stock selection was most beneficial in the technology sector where our holdings advanced strongly while technology stocks within the S&P 500 delivered only a slight positive return. Stock selection was also strong among consumer discretionary and healthcare stocks.

Stock selection in the industrials sector was a significant detractor. Selection was also weak among telecommunications services stocks. Stock selection among energy companies also detracted from the portfolio's relative return. Although the portfolio's energy holdings performed well on an absolute basis, they lagged the S&P 500 sector. Energy was among the strongest performing sectors of the S&P 500, benefiting from the high energy prices that prevailed for much of 2004.

In terms of sector allocations, overweights in the technology and healthcare sectors, as well as an underweight in utilities were largely responsible the portfolio's underperformance. As is typically the case during a rising stock market, the portfolio's modest cash position also detracted from relative performance. However, holding cash is a vital part of any mutual fund's strategy, allowing the portfolio manager to capitalize on opportunities presented by the market and providing resources to meet any shareholder redemptions.

We have moved toward a strategy of keeping most of the portfolio's sector allocations in line with the benchmark, although in several areas the portfolio does have meaningful over- or underweights, including technology and healthcare, where we have larger-than-benchmark positions and financials, where we have a smaller-than-benchmark position. We are focused on selecting the best stocks within each sector and are also limiting our holdings of individual stocks based on each stock's market capitalization and trading volume.

Gary Lewis

Portfolio Manager
Van Kampen Asset Management, Inc.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Van Kampen Emerging Growth

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	7.14%	(11.58)%	12.43%	11.76%	3/1/93
S&P 500[1]	10.87%	(2.30)%	12.06%	10.91%	3/1/93
Russell 1000 Growth[1]	6.30%	(9.29)%	9.59%	8.79%	3/1/93
Service Class	6.92%	–	–	16.22%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite (S&P 500) Index and the Russell 1000 Growth (Russell 1000 Growth) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Investing in emerging markets involves special considerations. These may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Van Kampen Emerging Growth

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,045.10	0.91%	$4.68
Hypothetical (b)	1,000.00	1,020.56	0.91	4.62
Service Class
Actual	1,000.00	1,044.00	1.16	5.96
Hypothetical (b)	1,000.00	1,019.30	1.16	5.89

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Van Kampen Emerging Growth

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (93.7%)
Aerospace (2.2%)
Lockheed Martin Corp.	110,000	$6,110
Textron, Inc.	55,000	4,059
United Technologies Corp.	55,000	5,684
Air Transportation (1.1%)
FedEx Corp.	80,000	7,879
Amusement & Recreation Services (0.6%)
Disney (Walt) Co. (The)	165,000	4,587
Apparel & Accessory Stores (0.8%)
American Eagle Outfitters	75,000	3,532
Urban Outfitters, Inc. (a)	55,000	2,442
Business Credit Institutions (0.6%)
CIT Group, Inc.	85,000	3,895
Business Services (2.5%)
eBay, Inc. (a)	135,000	15,698
Getty Images, Inc. (a)	30,000	2,066
Chemicals & Allied Products (2.7%)
Dow Chemical Co. (The)	135,000	6,684
Lyondell Chemical Co.	110,000	3,181
Monsanto Co.	80,000	4,444
Procter & Gamble Co. (The)	80,000	4,406
Commercial Banks (2.4%)
Bank of America Corp.	240,000	11,278
Wachovia Corp.	105,000	5,523
Communication (0.7%)
XM Satellite Radio Holdings, Inc.–Class A (a)(b)	135,000	5,079
Communications Equipment (4.6%)
Comverse Technology, Inc. (a)	165,000	4,034
Harris Corp.	45,000	2,781
L-3 Communications Holdings, Inc.	50,000	3,662
Motorola, Inc.	280,000	4,816
Network Appliance, Inc. (a)(b)	110,000	3,654
Nokia Corp.–ADR	330,000	5,171
QUALCOMM, Inc.	190,000	8,056
Computer & Data Processing Services (12.8%)
Adobe Systems, Inc.	155,000	9,725
Autodesk, Inc. (b)	280,000	10,626
Cognizant Technology Solutions Corp. (a)	110,000	4,656
Google, Inc.–Class A (a)(b)	20,000	3,862
Infosys Technologies, Ltd.–ADR (b)	55,000	3,812
Juniper Networks, Inc. (a)	245,000	6,662
McAfee, Inc. (a)	140,000	4,050
Microsoft Corp.	440,000	11,752
NCR Corp. (a)	55,000	3,808
Oracle Corp. (a)	495,000	6,791

	Shares	Value
Computer & Data Processing Services (continued)
SAP AG–ADR (b)	105,000	$4,642
Symantec Corp. (a)	170,000	4,379
VeriSign, Inc. (a)	110,000	3,687
Yahoo!, Inc. (a)	320,000	12,058
Computer & Office Equipment (4.4%)
Apple Computer, Inc. (a)	195,000	12,558
Cisco Systems, Inc. (a)	165,000	3,185
Dell, Inc. (a)	270,000	11,378
EMC Corp. (a)	275,000	4,089
Department Stores (0.6%)
JC Penney Co., Inc. (b)	110,000	4,554
Electric, Gas & Sanitary Services (0.5%)
Exelon Corp. (b)	80,000	3,526
Electronic & Other Electric Equipment (2.1%)
General Electric Co.	275,000	10,038
Harman International Industries, Inc.	40,000	5,080
Electronic Components & Accessories (5.8%)
ATI Technologies, Inc. (a)	85,000	1,648
Broadcom Corp.–Class A (a)(b)	215,000	6,940
Cree, Inc. (a)(b)	85,000	3,407
Intel Corp.	330,000	7,719
Marvell Technology Group, Ltd. (a)(b)	215,000	7,626
Texas Instruments, Inc.	325,000	8,002
Tyco International, Ltd.	165,000	5,897
Fabricated Metal Products (0.8%)
Gillette Co. (The)	80,000	3,582
Parker Hannifin Corp.	30,000	2,272
Food & Kindred Products (1.7%)
Archer-Daniels-Midland Co.	140,000	3,123
Hershey Foods Corp.	75,000	4,166
Kellogg Co.	105,000	4,689
Furniture & Fixtures (1.1%)
Kinetic Concepts, Inc. (a)	40,000	3,052
Masco Corp.	135,000	4,932
Health Services (0.7%)
Quest Diagnostics, Inc. (b)	50,000	4,778
Hotels & Other Lodging Places (1.8%)
Las Vegas Sands Corp. (a)(b)	20,500	984
Starwood Hotels & Resorts Worldwide, Inc.	155,000	9,052
Wynn Resorts, Ltd. (a)(b)	45,000	3,011
Industrial Machinery & Equipment (3.1%)
Applied Materials, Inc. (a)	380,000	6,498
Baker Hughes, Inc. (b)	105,000	4,480
Black & Decker Corp. (b)	55,000	4,858
Eaton Corp.	80,000	5,789

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Van Kampen Emerging Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Instruments & Related Products (1.5%)
Danaher Corp.	110,000	$6,315
Rockwell Automation, Inc.	80,000	3,964
Insurance (2.4%)
Aetna, Inc.	40,000	4,990
UnitedHealth Group, Inc.	135,000	11,884
Iron & Steel Foundries (0.3%)
Precision Castparts Corp.	30,000	1,970
Leather & Leather Products (0.7%)
Coach, Inc. (a)	85,000	4,794
Lumber & Other Building Materials (1.6%)
Home Depot, Inc. (The)	270,000	11,540
Medical Instruments & Supplies (2.5%)
Bard, (C.R.) Inc.	60,000	3,839
Becton Dickinson & Co.	75,000	4,260
Biomet, Inc.	115,000	4,990
St. Jude Medical, Inc. (a)	110,000	4,612
Mining (0.5%)
Peabody Energy Corp.	40,000	3,236
Motion Pictures (0.8%)
News Corp., Inc.–Class B (a)(b)	285,000	5,472
Oil & Gas Extraction (3.1%)
Burlington Resources, Inc.	165,000	7,178
Devon Energy Corp.	85,000	3,308
Occidental Petroleum Corp.	80,000	4,669
Ultra Petroleum Corp. (a)	55,000	2,647
Weatherford International, Ltd. (a)(b)	80,000	4,104
Personal Credit Institutions (1.0%)
Capital One Financial Corp. (b)	85,000	7,158
Petroleum Refining (2.0%)
Exxon Mobil Corp.	275,000	14,097
Pharmaceuticals (9.6%)
Amgen, Inc. (a)	115,000	7,377
Biogen Idec, Inc. (a)(b)	105,000	6,994
Cephalon, Inc. (a)	35,000	1,781
Gilead Sciences, Inc. (a)	165,000	5,773
GlaxoSmithKline PLC–ADR	75,000	3,554
Johnson & Johnson	160,000	10,147
MedImmune, Inc. (a)	135,000	3,660
Novartis AG–ADR	115,000	5,812
Pfizer, Inc.	120,000	3,227
Roche Holding AG–ADR	70,000	8,058
Teva Pharmaceutical Industries, Ltd.–ADR (b)	120,000	3,583
Wyeth	175,000	7,453

	Shares	Value
Primary Metal Industries (0.7%)
Nucor Corp. (b)	90,000	$4,711
Railroads (1.5%)
Burlington Northern Santa Fe Corp.	110,000	5,204
Norfolk Southern Corp.	140,000	5,067
Residential Building Construction (0.7%)
Toll Brothers, Inc. (a)(b)	70,000	4,803
Restaurants (2.4%)
McDonald's Corp.	170,000	5,450
Starbucks Corp. (a)	125,000	7,795
Yum! Brands, Inc.	75,000	3,539
Retail Trade (1.0%)
Staples, Inc.	210,000	7,079
Rubber & Misc. Plastic Products (1.0%)
NIKE, Inc.–Class B	80,000	7,255
Security & Commodity Brokers (3.0%)
American Express Co.	130,000	7,328
Bear Stearns Cos. Inc. (The)	55,000	5,627
Chicago Mercantile Exchange (b)	20,000	4,574
Franklin Resources, Inc.	50,000	3,483
Telecommunications (0.5%)
Verizon Communications, Inc.	85,000	3,443
Variety Stores (2.0%)
Costco Wholesale Corp.	135,000	6,535
Target Corp.	140,000	7,270
Water Transportation (0.9%)
Carnival Corp. (b)	115,000	6,627
Wholesale Trade Durable Goods (0.4%)
Cytyc Corp. (a)	110,000	3,033
Total Common Stocks (cost: $549,717)		661,413
	Principal	Value
SECURITY LENDING COLLATERAL (10.9%)
Debt (10.2%)
Bank Notes (0.8%)
Bank of America
2.27%, due 01/18/2005 (c)	$800	$800
2.26%, due 02/15/2005 (c)	800	800
2.27%, due 03/03/2005 (c)	932	932
2.30%, due 06/09/2005 (c)	400	400
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	800 1,200	800 1,200
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	400	400
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (c)	400	400

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Van Kampen Emerging Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (2.1%)
Delaware Funding Corporation–144A
2.23%, due 01/04/2005	$1,000	$1,000
2.29%, due 01/14/2005	800	800
Fairway Finance–144A 2.36%, due 01/25/2005	1,500	1,500
Greyhawk Funding–144A 2.35%, due 02/08/2005	600	600
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	1,395	1,395
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (c) 2.39%, due 06/10/2005 (c)	2,519 2,599	2,519 2,599
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	1,995 1,394	1,995 1,394
Ranger Funding–144A 2.27%, due 01/14/2005	600	600
Euro Dollar Overnight (0.5%)
BNP Paribas 2.30%, due 01/03/2005	1,000	1,000
Harris Trust & Savings Bank 2.23%, due 01/03/2005	400	400
Royal Bank of Canada 2.25%, due 01/19/2005	2,019	2,019
Euro Dollar Terms (3.3%)
Bank of Montreal 2.26%, due 01/28/2005 2.13%, due 02/02/2005	467 1,000	467 1,000
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	1,903 1,989 2,339	1,903 1,989 2,339
BNP Paribas 2.30%, due 02/01/2005	1,999	1,999
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	1,787 400	1,787 400
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	1,399 1,739	1,399 1,739
Den Danske Bank 2.26%, due 01/20/2005	1,000	1,000
Dexia Group 2.04%, due 01/21/2005	412	412
Fortis Bank 2.14%, due 01/12/2005	20	20

	Principal	Value
Euro Dollar Terms (continued)
Lloyds TSB Bank 2.28%, due 02/02/2005	$400	$400
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	412 1,999	412 1,999
Svenska Handlesbanken 2.25%, due 01/10/2005	600	600
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	1,707 1,999	1,707 1,999
Repurchase Agreements (3.5%) (d)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $4,918 on 01/03/2005	4,918	4,918
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $7,997 on 01/03/2005	7,997	7,997
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $7,989 on 01/03/2005	7,989	7,989
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $3,998 on 01/03/2005	3,998	3,998
	Shares	Value
Investment Companies (0.7%)
Money Market Funds (0.7%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	63,976	$64
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	1,039,626	1,040
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	2,347,990	2,348
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (e)	1,700,508	1,700
Total Security Lending Collateral (cost: $77,178)		77,178
Total Investment Securities (cost: $626,895)		$738,591

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Van Kampen Emerging Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

SUMMARY:
Investments, at value	104.6%	$738,591
Liabilities in excess of other assets	(4.6)%	(32,646)
Net assets	100.0%	$705,945

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $74,682.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(d)  Cash collateral for the Repurchase Agreements, valued at $25,401, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(e)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

ADR  American Depositary Receipt

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $9,284 or 1.3% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Van Kampen Emerging Growth

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $626,895) (including securities loaned of $74,682)	$738,591
Cash	45,349
Receivables:
Investment securities sold	1,901
Shares sold	52
Interest	58
Dividends	722
786,673
Liabilities:
Investment securities purchased	2,758
Accounts payable and accrued liabilities:
Shares redeemed	279
Management and advisory fees	477
Service fees	1
Payable for collateral for securities on loan	77,178
Other	35
80,728
Net Assets	$705,945
Net Assets Consist of:
Capital stock, 75,000 shares authorized ($.01 par value)	$395
Additional paid-in capital	1,234,221
Undistributed net investment income (loss)	594
Accumulated net realized gain (loss) from investment securities	(640,961)
Net unrealized appreciation (depreciation) on investment securities	111,696
Net Assets	$705,945
Net Assets by Class:
Initial Class	$702,974
Service Class	2,971
Shares Outstanding:
Initial Class	39,377
Service Class	167
Net Asset Value and Offering Price Per Share:
Initial Class	$17.85
Service Class	17.78

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$186
Dividends	6,663
Income from loaned securities–net	121
Less withholding taxes on foreign dividends	(32)
6,938
Expenses:
Management and advisory fees	5,681
Printing and shareholder reports	404
Custody fees	79
Administration fees	107
Legal fees	7
Audit fees	13
Directors fees	26
Other	1
Service fees:
Service Class	4
Total expenses	6,322
Net Investment Income (Loss)	616
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	76,014
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(29,867)
Net Gain (Loss) on Investment Securities	46,147
Net Increase (Decrease) in Net Assets Resulting from Operations	$46,763

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Van Kampen Emerging Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$616	$(2,727)
Net realized gain (loss) from investment securities	76,014	34,818
Net unrealized appreciation (depreciation) on investment securities	(29,867)	141,288
	46,763	173,379
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	21,201	57,182
Service Class	2,636	515
	23,837	57,697
Cost of shares redeemed:
Initial Class	(127,541)	(120,214)
Service Class	(394)	(9)
	(127,935)	(120,223)
	(104,098)	(62,526)
Net increase (decrease) in net assets	(57,335)	110,853
Net Assets:
Beginning of year	763,280	652,427
End of year	$705,945	$763,280
Undistributed Net Investment Income (Loss)	$594	$–

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	1,270	4,016
Service Class	158	34
	1,428	4,050
Shares redeemed:
Initial Class	(7,674)	(8,416)
Service Class	(24)	(1)
	(7,698)	(8,417)
Net increase (decrease) in shares outstanding:
Initial Class	(6,404)	(4,400)
Service Class	134	33
	(6,270)	(4,367)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Van Kampen Emerging Growth

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$16.66	$0.01	$1.18	$1.19	$–	$–	$–	$17.85
	12/31/2003	13.00	(0.06)	3.72	3.66	–	–	–	16.66
	12/31/2002	19.44	(0.04)	(6.39)	(6.43)	(0.01)	–	(0.01)	13.00
	12/31/2001	29.66	0.01	(9.84)	(9.83)	(0.02)	(0.37)	(0.39)	19.44
	12/31/2000	46.01	(0.13)	(4.55)	(4.68)	(0.41)	(11.26)	(11.67)	29.66
Service Class	12/31/2004	16.63	0.01	1.14	1.15	–	–	–	17.78
	12/31/2003	13.83	(0.06)	2.86	2.80	–	–	–	16.63

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	7.14%	$702,974	0.89%	0.89%	0.09%	170%
	12/31/2003	28.15	762,732	0.86	0.86	(0.39)	171
	12/31/2002	(33.06)	652,427	0.88	0.88	(0.27)	231
	12/31/2001	(33.23)	1,077,677	0.92	0.92	0.06	178
	12/31/2000	(11.92)	1,840,848	0.85	0.85	(0.26)	121
Service Class	12/31/2004	6.92	2,971	1.15	1.15	0.06	170
	12/31/2003	20.25	548	1.12	1.12	(0.61)	171

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – March 1, 1993
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Van Kampen Emerging Growth

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Van Kampen Emerging Growth ("the Fund"), part of ATSF, began operations on March 1, 1993.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

Recaptured commissions during the year ended December 31, 2004, of $578 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $52 of program income for its services. When the Fund makes a security loan, it receives cash collateral as

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Van Kampen Emerging Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% (105% for non-U.S. Dollar based securities) of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.80% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured for the year ended December 31, 2004. There are no amounts subject to recapture at December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Van Kampen Emerging Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2004, were $189.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $31. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$1,157,019
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	1,271,595
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, return of capital and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	(22)
Accumulated net realized gain (loss) from investment securities	22

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$355,408	December 31, 2009
285,142	December 31, 2010

The capital loss carryforward utilized during the year ended December 31, 2004 was $73,723.

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$573
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(640,550)
Net Unrealized Appreciation (Depreciation)	$111,306

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$627,285
Unrealized Appreciation	$114,067
Unrealized (Depreciation)	(2,761)
Net Unrealized Appreciation (Depreciation)	$111,306

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Van Kampen Emerging Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Report of Independent Certified Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Van Kampen Emerging Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Emerging Growth (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Van Kampen Large Cap Core

MARKET ENVIRONMENT

The stock market's momentum was limited for much of the eight month period May through December due to investors' concerns with the ongoing conflict in Iraq, terrorism fears, and by pre-election uncertainty. Volatile energy prices provided further reason for apprehension. Manufacturing activity was strong and corporate earnings were generally impressive. The Federal Reserve Board's ("Fed") interest rate increases had been widely anticipated and were implemented at a measured pace. Consumer confidence was weak over most of the period, and then staged a December rebound as job prospects improved. Anxieties related to energy prices and the election were greatly alleviated at the end of the period as energy prices fell from their highs and the election concluded without incident.

PERFORMANCE

For the year ended December 31, 2004, Van Kampen Large Cap Core, Initial Class returned 12.75%. By comparison its primary and secondary benchmarks, the Standard and Poor's 500 Composite Stock Index ("S&P 500") and the Lehman Brothers Intermediate U.S. Government/Credit Index returned 10.87% and 3.04%, respectively.

STRATEGY REVIEW

The Van Kampen Large Cap Core portfolio is co-managed by Van Kampen's U.S. Growth team and Multi-Cap Value team ("Large Cap Core team"). The Large Cap Core team assumed management responsibility in May of 2004. The performance discussion below is reflective of this timeframe.

Growth – The U.S. Growth team assumed responsibility for the large cap growth component of the portfolio in May 2004. As a result of the portfolio's bottom-up stock selection process, the most significant changes were an increase to consumer discretionary names and a decline in the portfolio weight in technology. We also increased the portfolio's energy exposure. The growth portfolio underperformed the S&P 500 due to sector allocation decisions. Stock selection was a positive factor.

Stock selection and a relative underweight allocation in the materials and processing sector detracted from performance. The growth portfolio suffered from a lack of exposure to chemical and steel companies. In the energy sector, stock selection was weak among crude oil producers. An overweight allocation to the consumer discretionary sector was a positive factor for the growth portfolio, however, selection of companies in areas such as education services, casinos and gambling, retail and commercial services had a negative impact.

Stock selection was strongest in the healthcare sector, driven by favorable results in medicines and pharmaceuticals, healthcare management services, and medical and dental instruments and supplies.

Our goal is to hold a portfolio of high quality growth stocks that will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth.

Value – The Van Kampen Multi-Cap Value team manages the large cap value component of the Van Kampen Large Cap Core portfolio. The team assumed management responsibility in May of 2004.

The portfolio outperformed its benchmark for the period lasting May through December 2004, advancing more than the S&P 500. Astute stock selection within the healthcare, financials and telecommunication services sectors contributed positively to the portfolio's relative performance. Among sectors, an overweight position in energy helped performance as oil prices helped drive the group higher. The largest detractor from the portfolio's relative performance is the result of an underweight position in industrial stocks.

Activity in the value portfolio over the stated period focused on trimming positions in select telecommunication, utility and energy stocks that had performed well. In addition to the above, the portfolio took advantage of weakness in the healthcare sector by adding to select large cap pharmaceutical stocks, which remains the largest industry concentration in the portfolio. Our largest sector exposure remains financials, which is roughly equivalent to the S&P 500. Other significant areas of concentration are overweight positions in the energy, telecommunication services and materials sectors.

The value portfolio does not manage to top down influences such as economic activity. We will continue to incorporate stocks that we feel are attractively valued based upon our assessment of fair value.

Morgan Stanley Investment Management Inc.
Portfolio Manager

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

1

Van Kampen Large Cap Core

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	12.75%	(0.04)%	10.02%	9.69%	4/8/91
S&P 500[1]	10.87%	(2.30)%	12.06%	11.14%	4/8/91
LBIGC[1]	3.04%	7.21%	7.15%	7.05%	4/8/91
Service Class	12.53%	–	–	17.37%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical information of periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-advisor since May 1, 1998. Prior to that date, a different firm managed the portfolio. Performance prior to May 1, 1998 is attributable to that firm.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

2

Van Kampen Large Cap Core

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period until December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,091.10	0.81%	$4.26
Hypothetical (b)	1,000.00	1,021.06	0.81	4.12
Service Class
Actual	1,000.00	1,089.50	1.06	5.57
Hypothetical (b)	1,000.00	1,019.81	1.06	5.38

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

3

Van Kampen Large Cap Core

SCHEDULE OF INVESTMENTS
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES (0.0%)
Department Stores (0.0%)
Saks, Inc. 8.25%, due 11/15/2008	$1	$1
Total Corporate Debt Securities (cost: $0)		1
	Shares	Value
COMMON STOCKS (96.2%)
Amusement & Recreation Services (1.3%)
Disney (Walt) Co. (The)	66,730	$1,855
Station Casinos, Inc.	21,400	1,170
Apparel & Accessory Stores (0.3%)
Chico's FAS, Inc. (a)(b)	14,381	655
Apparel Products (0.5%)
Jones Apparel Group, Inc.	29,600	1,082
Beverages (1.0%)
Coca-Cola Co. (The)	28,400	1,182
PepsiCo, Inc.	22,598	1,180
Business Credit Institutions (2.3%)
Fannie Mae	7,980	568
Freddie Mac	66,540	4,904
Business Services (4.5%)
ChoicePoint, Inc. (b)	12,700	584
Clear Channel Communications, Inc.	61,960	2,075
eBay, Inc. (a)(b)	39,440	4,586
First Data Corp.	27,000	1,149
Lamar Advertising Co. (b)	19,000	813
Moody's Corp.	15,800	1,372
Chemicals & Allied Products (2.7%)
Dow Chemical Co. (The)	24,390	1,208
du Pont (E.I.) de Nemours & Co.	50,700	2,487
Monsanto Co.	16,000	889
Procter & Gamble Co. (The)	16,400	903
Rohm & Haas Co.	18,800	832
Commercial Banks (4.8%)
Bank of America Corp.	63,314	2,975
Citigroup, Inc.	70,498	3,397
Morgan Chase & Co. (J.P.)	13,300	519
PNC Financial Services Group, Inc.	27,440	1,576
SunTrust Banks, Inc.	900	66
Wachovia Corp.	9,281	488
Wells Fargo & Co.	37,900	2,355
Communication (1.3%)
Crown Castle International Corp. (b)	52,438	873
Liberty Media Corp.–Class A	160,900	1,767
Liberty Media International, Inc.–Class A (b)	10,825	500

	Shares	Value
Communications Equipment (1.7%)
Lucent Technologies, Inc. Warrants, Expires 12/10/2007 (b)	13,689	$22
Nokia Corp.–ADR	18,200	285
QUALCOMM, Inc.	81,176	3,442
Telefonaktiebolaget LM Ericsson, Sponsored ADR (b)	7,500	236
Computer & Data Processing Services (7.1%)
Adobe Systems, Inc. (a)	18,575	1,165
Affiliated Computer Services, Inc.–Class A (a)(b)	11,300	680
Electronic Arts, Inc. (b)	52,800	3,257
Google, Inc.–Class A (a)(b)	3,500	676
GTECH Holdings Corp.	24,780	643
Infosys Technologies, Ltd.–ADR (a)	8,400	582
Juniper Networks, Inc. (b)	13,800	375
Microsoft Corp.	171,541	4,582
Shanda Interactive Entertainment, Ltd., ADR (a)(b)	10,500	446
SunGard Data Systems, Inc. (b)	14,485	410
Symantec Corp. (b)	13,900	358
Yahoo!, Inc. (b)	93,980	3,541
Computer & Office Equipment (2.7%)
Cisco Systems, Inc. (b)	58,155	1,122
Dell, Inc. (b)	84,191	3,548
Hewlett-Packard Co.	37,640	789
International Business Machines Corp.	4,260	420
Jabil Circuit, Inc. (b)	1,288	33
Lexmark International, Inc. (b)	3,863	328
Seagate Technology Inc.–Escrow Shares (b)(g)	36,900	–	(c)
Department Stores (1.2%)
Federated Department Stores	17,900	1,034
Kmart Holding Corp. (a)(b)	11,900	1,177
May Department Stores Co. (The)	17,500	514
Drug Stores & Proprietary Stores (0.4%)
CVS Corp.	18,607	839
Educational Services (1.1%)
Apollo Group, Inc.–Class A (b)	31,764	2,564
Electric Services (1.8%)
American Electric Power Co., Inc. (a)	24,000	824
Constellation Energy Group, Inc.	16,600	726
Dominion Resources, Inc.	15,700	1,064
FirstEnergy Corp.	31,810	1,257
TXU Corp. (a)	6,200	400
Electric, Gas & Sanitary Services (0.3%)
Public Service Enterprise Group, Inc. (a)	11,400	590

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

4

Van Kampen Large Cap Core

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Electronic Components & Accessories (1.9%)
Flextronics International, Ltd. (b)	31,800	$439
Intel Corp.	27,697	648
Linear Technology Corp.	14,906	578
Marvell Technology Group, Ltd. (a)(b)	40,900	1,451
Novellus Systems, Inc.	909	25
Tyco International, Ltd.	34,300	1,226
Fabricated Metal Products (0.5%)
Gillette Co. (The)	26,600	1,191
Food & Kindred Products (3.3%)
Altria Group, Inc.	43,000	2,627
Kraft Foods, Inc.–Class A (a)	40,620	1,446
Unilever NV–NY Shares	28,600	1,908
WM Wrigley Jr. Co.	25,500	1,764
Food Stores (0.3%)
Kroger Co. (b)	35,783	628
Furniture & Fixtures (0.4%)
Kinetic Concepts, Inc. (b)	12,593	961
Gas Production & Distribution (0.5%)
Questar Corp.	24,700	1,259
Health Services (0.5%)
Caremark Rx, Inc. (b)	32,050	1,264
Holding & Other Investment Offices (0.7%)
Brascan Corp.–Class A (a)	48,700	1,754
Hotels & Other Lodging Places (0.6%)
Las Vegas Sands Corp. (b)	12,695	609
Wynn Resorts, Ltd. (a)(b)	12,345	826
Instruments & Related Products (1.4%)
Alcon, Inc. (a)	30,800	2,482
Eastman Kodak Co. (a)	24,700	797
Insurance (3.7%)
Allstate Corp. (The)	21,400	1,107
Assurant, Inc.	14,300	437
Berkshire Hathaway, Inc.–Class B (b)	618	1,814
Chubb Corp.	21,950	1,688
St. Paul Travelers Cos. Inc. (The)	12,300	456
UnitedHealth Group, Inc.	35,150	3,094
Insurance Agents, Brokers & Service (0.2%)
Hartford Financial Services Group, Inc. (The)	6,700	464
Leather & Leather Products (0.4%)
Coach, Inc. (b)	17,110	965
Life Insurance (1.0%)
Genworth Financial, Inc.–Class A	15,900	429
Metlife, Inc.	47,170	1,911

	Shares	Value
Lumber & Other Building Materials (0.7%)
Home Depot, Inc. (The)	40,625	$1,736
Lumber & Wood Products (1.3%)
Georgia-Pacific Corp.	79,800	2,991
Management Services (0.9%)
Corporate Executive Board Co. (a)	13,000	870
Paychex, Inc.	36,500	1,244
Manufacturing Industries (1.2%)
International Game Technology	59,400	2,042
Mattel, Inc.	36,000	702
Medical Instruments & Supplies (1.4%)
Medtronic, Inc.	30,563	1,518
Zimmer Holdings, Inc. (b)	22,100	1,771
Metal Mining (1.6%)
Newmont Mining Corp.	83,800	3,722
Motion Pictures (1.2%)
News Corp., Inc.–Class B (a)(b)	63,250	1,214
Time Warner, Inc. (b)	84,400	1,641
Oil & Gas Extraction (5.9%)
EnCana Corp.	10,700	611
GlobalSantaFe Corp.	32,400	1,073
Halliburton Co.	107,809	4,230
Petroleo Brasileiro SA, ADR	37,000	1,472
Schlumberger, Ltd.	26,373	1,766
Total SA, Sponsored ADR	14,800	1,626
Transocean, Inc. (b)	22,496	954
Ultra Petroleum Corp. (b)	44,860	2,159
Paper & Allied Products (3.4%)
3M Co.	11,000	903
International Paper Co.	104,600	4,393
Kimberly-Clark Corp.	39,518	2,601
Paper & Paper Products (0.0%)
Neenah Paper, Inc. (b)	1,197	39
Personal Credit Institutions (0.5%)
Capital One Financial Corp.	2,900	244
SLM Corp.	18,700	998
Petroleum Refining (1.6%)
BP PLC, Sponsored ADR	8,480	495
ConocoPhillips	11,900	1,033
Royal Dutch Petroleum Co.–NY Registered Shares	12,300	706
Suncor Energy, Inc.	45,900	1,625

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

5

Van Kampen Large Cap Core

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (10.6%)
AmerisourceBergen Corp. (a)	14,700	$863
Amgen, Inc. (b)	14,645	939
Biogen Idec, Inc. (b)	9,100	606
Bristol-Myers Squibb Co.	146,320	3,749
Genentech, Inc. (b)	24,500	1,334
Genzyme Corp. (b)	10,700	621
Gilead Sciences, Inc. (b)	39,150	1,370
GlaxoSmithKline PLC–ADR (a)	107,700	5,104
Johnson & Johnson	58,075	3,683
Novartis AG–ADR	23,500	1,188
Pfizer, Inc.	55,200	1,484
Roche Holding AG–ADR	12,810	1,475
Schering-Plough Corp.	60,020	1,253
Wyeth	29,300	1,248
Primary Metal Industries (0.9%)
Alcoa, Inc.	67,000	2,105
Radio & Television Broadcasting (0.7%)
IAC/InterActive Corp. (b)	21,500	594
Univision Communications, Inc.–Class A (a)(b)	38,955	1,140
Restaurants (1.1%)
Darden Restaurants, Inc.	18,500	513
McDonald's Corp.	48,310	1,549
Starbucks Corp. (b)	9,400	586
Retail Trade (0.8%)
Amazon.com, Inc. (b)	13,900	616
Petsmart, Inc. (a)	33,780	1,200
Security & Commodity Brokers (2.0%)
American Express Co.	17,850	1,006
Ameritrade Holding Corp. (a)(b)	42,300	602
Franklin Resources, Inc.	25,900	1,804
Lehman Brothers Holdings, Inc.	6,000	525
Merrill Lynch & Co., Inc.	11,000	657
Telecommunications (5.6%)
America Movil SA de CV–Class L, ADR	27,900	1,461
Nextel Communications, Inc.–Class A (b)	41,100	1,233
NTL, Inc. (b)	8,500	620
SBC Communications, Inc.	124,400	3,206
Sprint Corp. (FON Group)	110,970	2,758
Verizon Communications, Inc.	96,930	3,927
Transportation & Public Utilities (0.4%)
CH Robinson Worldwide, Inc. (a)	17,785	987
Variety Stores (1.7%)
Costco Wholesale Corp.	12,100	586
Wal-Mart Stores, Inc.	66,125	3,493

	Shares	Value
Water Transportation (2.0%)
Carnival Corp.	81,500	$4,697
Wholesale Trade Durable Goods (0.3%)
Patterson Cos., Inc. (b)	15,300	664
Total Common Stocks (cost: $201,790)		226,012
	Principal	Value
SECURITY LENDING COLLATERAL (10.4%)
Debt (9.7%)
Bank Notes (0.8%)
Bank of America
2.27%, due 01/18/2005 (d)	$253	$253
2.26%, due 02/15/2005 (d)	253	253
2.27%, due 03/03/2005 (d)	295	295
2.30%, due 06/09/2005 (d)	127	127
Bear Stearns & Co. 2.45%, due 06/05/2005 2.45%, due 09/08/2005	380 253	380 253
Canadian Imperial Bank of Commerce 2.02%, due 11/04/2005	127	126
Credit Suisse First Boston Corp. 2.33%, due 09/09/2005 (d)	127	127
Commercial Paper (1.9%)
Delaware Funding Corporation–144A 2.23%, due 01/04/2005 2.29%, due 01/14/2005	316 253	316 253
Fairway Finance–144A 2.36%, due 01/25/2005	475	475
Greyhawk Funding–144A 2.35%, due 02/08/2005	190	190
Liberty Lighthouse Funding–144A 2.38%, due 01/27/2005	442	442
Morgan Stanley Dean Witter & Co. 2.39%, due 03/16/2005 (d) 2.39%, due 06/10/2005 (d)	797 822	797 822
Preferred Receivables Funding–144A 2.23%, due 01/05/2005 2.35%, due 02/01/2005	631 441	631 441
Ranger Funding–144A 2.27%, due 01/14/2005	190	190
Euro Dollar Overnight (0.5%)
BNP Paribas 2.30%, due 01/03/2005	316	316
Harris Trust & Savings Bank 2.23%, due 01/03/2005	127	127
Royal Bank of Canada 2.25%, due 01/19/2005	639	639

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

6

Van Kampen Large Cap Core

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (3.2%)
Bank of Montreal
2.26%, due 01/28/2005	$148	$148
2.13%, due 02/02/2005	316	316
Bank of Nova Scotia 2.33%, due 01/13/2005 2.33%, due 01/24/2005 2.32%, due 02/08/2005	629 602 740	629 602 740
BNP Paribas 2.30%, due 02/01/2005	633	633
Calyon 2.27%, due 01/20/2005 2.34%, due 02/02/2005	566 127	566 127
Citigroup 2.06%, due 01/25/2005 2.31%, due 02/25/2005	443 550	443 550
Den Danske Bank 2.26%, due 01/20/2005	316	316
Dexia Group 2.04%, due 01/21/2005	130	130
Fortis Bank 2.14%, due 01/12/2005	6	6
Lloyds TSB Bank 2.28%, due 02/02/2005	127	127
Royal Bank of Scotland 2.01%, due 01/20/2005 2.27%, due 02/02/2005	130 633	130 633
Svenska Handlesbanken 2.25%, due 01/10/2005	190	190
Wells Fargo & Co. 2.32%, due 01/14/2005 2.31%, due 01/28/2005	540 633	540 633
Repurchase Agreements (3.3%) (e)
Credit Suisse First Boston (USA), Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,557 on 01/03/2005	1,556	1,556

	Principal	Value
Repurchase Agreements (continued)
Goldman Sachs Group, Inc. (The) 2.35%, Repurchase Agreement dated 12/31/2004 to be repurchased at $2,531 on 01/03/2005	$2,531	$2,531
Merrill Lynch & Co., Inc. 2.35%, Repurchase Agreement dated 12/31/2004 to be repruchased at $2,529 on 01/03/2005	2,528	2,528
Morgan Stanley 2.42%, Repurchase Agreement dated 12/31/2004 to be repurchased at $1,266 on 01/03/2005	1,265	1,265
	Shares	Value
Investment Companies (0.7%)
Money Market Funds (0.7%)
BGI Institutional Money Market Fund 1-day yield of 2.25%	20,245	$20
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 2.05%	328,976	329
Merrill Lynch Premier Institutional Fund 1-day yield of 2.14%	742,991	743
Merrimac Cash Fund, Premium Class 1-day yield of 1.76% (f)	538,104	538
Total Security Lending Collateral (cost: $24,422)		24,422
Total Investment Securities (cost: $226,212)		$250,435
SUMMARY:
Investments, at value	106.6%	$250,435
Liabilities in excess of other assets	(6.6)%	(15,480)
Net assets	100.0%	$234,955

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2004, all or a portion of this security is on loan (see Note 1). The value at December 31, 2004, of all securities on loan is $23,659.

(b)  No dividends were paid during the preceding twelve months.

(c)  Value is less than $1.

(d)  Floating or variable rate note. Rate is listed as of December 31, 2004.

(e)  Cash collateral for the Repurchase Agreements, valued at $8,038, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 02/15/2005–12/31/2049, respectively.

(f)  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

(g)  Security valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

DEFINITIONS:

ADR  American Depositary Receipt

144A  144A Securites are registered pursuant to Rule 144A of the Securites Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities aggregated $2,938 or 1.3% of the net assets of the Fund.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

7

Van Kampen Large Cap Core

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2004
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $226,212) (including securities loaned of $23,659)	$250,435
Cash	8,590
Receivables:
Investment securities sold	1,588
Interest	15
Dividends	274
260,902
Liabilities:
Investment securities purchased	1,255
Accounts payable and accrued liabilities:
Shares redeemed	105
Management and advisory fees	148
Payable for collateral for securities on loan	24,422
Other	17
25,947
Net Assets	$234,955
Net Assets Consist of:
Capital stock, 50,000 shares authorized ($.01 par value)	$139
Additional paid-in capital	217,061
Undistributed net investment income (loss)	2,884
Accumulated net realized gain (loss) from investment securitiesand foreign currency transactions	(9,352)
Net unrealized appreciation (depreciation) on investment securities	24,223
Net Assets	$234,955
Net Assets by Class:
Initial Class	$234,150
Service Class	805
Shares Outstanding:
Initial Class	13,855
Service Class	47
Net Asset Value and Offering Price Per Share:
Initial Class	$16.90
Service Class	17.19

STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$985
Dividends	3,818
Income from loaned securities–net	53
Less withholding taxes on foreign dividends	(33)
4,823
Expenses:
Management and advisory fees	1,759
Printing and shareholder reports	19
Custody fees	90
Administration fees	35
Legal fees	2
Audit fees	16
Directors fees	9
Service fees:
Service Class	1
Total expenses	1,931
Net Investment Income (Loss)	2,892
Net Realized Gain (Loss) from:
Investment securities	25,512
Futures contracts	(711)
24,801
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(375)
Futures contracts	342
(33)
Net Gain (Loss) on Investments	24,768
Net Increase (Decrease) in Net Assets Resulting from Operations	$27,660

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

8

Van Kampen Large Cap Core

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2004	December 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,892	$3,912
Net realized gain (loss) from investment securities and futures contracts	24,801	(4,783)
Net unrealized appreciation (depreciation) on investment securities and futures contracts	(33)	47,246
	27,660	46,375
Distributions to Shareholders:
From net investment income:
Initial Class	(3,903)	(4,602)
Service Class	(7)	–
	(3,910)	(4,602)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	5,706	7,084
Service Class	603	209
	6,309	7,293
Dividends and distributions reinvested:
Initial Class	3,903	4,602
Service Class	7	–
	3,910	4,602
Cost of shares redeemed:
Initial Class	(45,635)	(50,293)
Service Class	(106)	(3)
	(45,741)	(50,296)
	(35,522)	(38,401)
Net increase (decrease) in net assets	(11,772)	3,372
Net Assets:
Beginning of year	246,727	243,355
End of year	$234,955	$246,727
Undistributed Net Investment Income (Loss)	$2,884	$3,909

	December 31, 2004	December 31, 2003
Share Activity:
Shares issued:
Initial Class	367	531
Service Class	39	14
	406	545
Shares issued–reinvested from distributions:
Initial Class	269	332
Service Class	1	–
	270	332
Shares redeemed:
Initial Class	(2,936)	(3,640)
Service Class	(7)	–
	(2,943)	(3,640)
Net increase (decrease) in shares outstanding:
Initial Class	(2,300)	(2,777)
Service Class	33	14
	(2,267)	(2,763)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

9

Van Kampen Large Cap Core

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2004	$15.26	$0.19	$1.71	$1.90	$(0.26)	$–	$(0.26)	$16.90
	12/31/2003	12.85	0.22	2.46	2.68	(0.27)	–	(0.27)	15.26
	12/31/2002	15.73	0.24	(2.81)	(2.57)	(0.31)	–	(0.31)	12.85
	12/31/2001	19.47	0.35	(1.64)	(1.29)	(0.37)	(2.08)	(2.45)	15.73
	12/31/2000	22.89	0.35	(1.60)	(1.25)	(0.33)	(1.84)	(2.17)	19.47
Service Class	12/31/2004	15.51	0.16	1.75	1.91	(0.23)	–	(0.23)	17.19
	12/31/2003	13.37	0.13	2.03	2.16	(0.02)	–	(0.02)	15.51

			Ratios/Supplemental Data
			Net Assets,	Ratio of Expenses		Net Investment
	For the		End of	to Average		Income (Loss)	Portfolio
	Period	Total	Period	Net Assets (f)		to Average	Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2004	12.75%	$234,150	0.82%	0.82%	1.23%	175%
	12/31/2003	21.08	246,502	0.83	0.83	1.62	180
	12/31/2002	(16.38)	243,355	0.84	0.85	1.73	251
	12/31/2001	(7.06)	291,091	0.86	0.92	1.95	221
	12/31/2000	(5.93)	352,333	0.85	0.87	1.50	158
Service Class	12/31/2004	12.53	805	1.07	1.07	1.03	175
	12/31/2003	16.14	225	1.08	1.08	1.31	180

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:

Initial Class – April 8, 1991
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2004 and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

  For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

  For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

10

Van Kampen Large Cap Core

NOTES TO FINANCIAL STATEMENTS
At December 31, 2004
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Van Kampen Large Cap Core ("the Fund"), part of ATSF, began operations as part of the Endeavor Series Trust on April 8, 1991. The Fund became part of the ATSF on May 1, 2002.

On May 3, 2004, the Fund changed its name from Van Kampen Asset Allocation to Van Kampen Large Cap Core.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services at the last quoted bid price; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines established by and under the supervision of the Board of Directors, and the Fund's Valuation Committee. These guidelines may include: the type of security; any restrictions on its resale; financial or business news of the issuer; similar or related securities that are actively trading; related corporate actions; and other significant events occurring after the close of trading in the security.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

11

Van Kampen Large Cap Core

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended December 31, 2004, of $115 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $23 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

At December 31, 2004, there were no open futures contracts.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of ATFA, ATFS, AFSG and WRL. No affiliated officer or director receives any compensation directly from the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

From January 1, 2004 to April 30, 2004:

0.75% of ANA

From May 1, 2004 on:

0.75% of the first $250 million of ANA
0.70% over $250 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.84% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

12

Van Kampen Large Cap Core

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2004. There were no amounts recaptured for the year ended December 31, 2004.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2005. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of Transamerica IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2004, the value of invested plan amounts was $10. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2004, are included in Net Assets in the accompanying Statement of Assets and Liabilities.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$334,146
U.S. Government	61,692
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	328,360
U.S. Government	116,983

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, REITs, return of capital and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital	$–
Undistributed net investment income (loss)	(7)
Accumulated net realized gain (loss) from investment securities	7

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$7,642	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2004 was $16,804.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

13

Van Kampen Large Cap Core

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$4,602
Long-term Capital Gain	–
2004 Distributions paid from:
Ordinary Income	3,910
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2004, are as follows:

Undistributed Ordinary Income	$2,879
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(7,642)
Net Unrealized Appreciation (Depreciation)	$22,519

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2004, are as follows:

Federal Tax Cost Basis	$227,916
Unrealized Appreciation	$24,110
Unrealized (Depreciation)	(1,591)
Net Unrealized Appreciation (Depreciation)	$22,519

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, Transamerica Fund Advisors, Inc. (the "Adviser"), and certain employees and affiliates of the Adviser, the SEC staff has indicated that it is likely to take some action against the Adviser and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against the Adviser and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. The Adviser and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. The Adviser will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

The Adviser and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENTS

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") and AEGON/Transamerica Fund Services, Inc. ("ATFS") merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

Effective January 1, 2005 the administrative service fee paid to ATFS will be 0.02% of average net assets.

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI").

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Van Kampen Large Cap Core

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Large Cap Core (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
February 18, 2005

AEGON/Transamerica Series Fund, Inc.

Annual Report 2004

15

Name, Address and Age	Position	Term of Office and Length of Time Served*		Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships
INDEPENDENT DIRECTORS:

Peter R. Brown 11180 6th St. East Treasure Island, FL 33706 (DOB 5/10/28)	Chairman, Director	1986–	present	Chairman & Trustee, Transamerica IDEX Mutual Funds (TA IDEX) (1986–present); Chairman and Director, Transamerica Income Shares, Inc. (TIS) (2002–present); Chairman of the Board, Peter Brown Construction Co. (1963–2000); Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.	85	N/A

Daniel Calabria 7068 S. Shore Drive S. South Pasadena, FL 33707 (DOB 3/05/36)	Director	2001–	present	Trustee, TA IDEX (1996-present); Director, TIS (2002–present); Trustee Florida Tax Free Funds (1993–2004)	84

Janice B. Case 205 Palm Island NW Clearwater, FL 33767 (DOB 9/27/52)	Director	2001–	present	Trustee, TA IDEX (2002–present); Director, TIS (2002–present); Director, Central Vermont Public Services Co. (Audit Committee); Director, Western Electricity Coordinating Council (Chairman, Human Resources & Compensation Committee); Senior Vice President, Florida Power Corporation (1996–2000)	84	Central Vermont Public Service Co.; Western Electricity Coordinating Council

Charles C. Harris 2840 West Bay Drive #215 Bellair Bluffs, FL 33770 (DOB 1/15/30)	Director	1986–	present	Trustee, TA IDEX (1994–present); Director, TIS (2002–present)	84	N/A

Leo J. Hill 2201 N. Main St, Gainesville, FL 32609 (DOB 3/27/56)	Director	2002–	present	Trustee, TA IDEX (2002–present); Director, TIS (2002–present); Owner & President, Prestige Automotive Group (2001-present)	84	N/A

Russell A. Kimball, Jr. 1160 Gulf Boulevard Clearwater Beach, FL 34630 (DOB 8/17/44)	Director	1986–	present	Trustee, TA IDEX (2002–present); Director, TIS (2002–present); General Manager, Sheraton Sand Key Resort (1975–present)	84	N/A

William W. Short, Jr. 7882 Lantana Creek Rd. Largo, FL 33777 (DOB 2/25/36)	Director	2000–	present	Trustee, TA IDEX (1986–present); Director, TIS (2002–present); Retired CEO & Chairman of the Board, Shorts, Inc.	84	N/A

John W. Waechter 3913 Bayview Circle Gulfport, FL 33707 (DOB 2/25/52)	Director	2004–	present	Director, TIS (2004–present); Executive Vice President, Chief Financial Officer, Chief Compliance Officer, William R. Hough & Co. (1979–present), Treasurer, The Hough Group of Funds (1993–2004)	45	N/A

INTERESTED DIRECTORS:+

Thomas P. O'Neill 1111 North Charles Street Baltimore, MD 21201-5574 (DOB 3/11/58)	Director	2003–	present	President, AEGON Financial Services Group, Inc., Financial Institution Division; Trustee, TA IDEX; Director, TIS (2003–present); Director, National Aquarium of Baltimore	85	N/A

Brian C. Scott 4333 Edgewood Rd. NE Cedar Rapids, IA 52499 (DOB 9/29/43)	Director, President and CEO	2002–	present	Trustee, President & CEO, TA IDEX (2002–present); Director, President & CEO, TIS (2002–present); Manager, Transamerica Investment Management, LLC (TIM) (2002–present); President, Director & CEO, Transamerica Fund Advisors, Inc. (TFAI) & Transamerica Fund Services, Inc. (TFS) (2001–present); CEO, Transamerica Investors, Inc. (TII) (2003–present)	85	N/A

+ May be deemed an "interested person" (as that term is defined in the 1940 Act) of ATSF because of his employment with TFAI or an affiliate of TFAI.

Name, Address** and Age	Position	Length of Time Served***	Term of Office and Principal Occupation(s) During Past 5 Years
OFFICERS:

John K. Carter (DOB 4/24/61)	Senior Vice President, Chief Compliance Officer, General Counsel & Secretary	From 1999–present	Sr. Vice President, General Counsel, Secretary & Chief Compliance Officer, TA IDEX & TIS (1999–present); Director, Sr. Vice President, General Counsel, & Secretary, TFAI & TFS (2001–present); Chief Compliance Officer, TFAI (2004–present); Vice President, AFSG Securities Corporation (AFSG) (2001–present); Vice President, Secretary & Chief Compliance Officer, TII; Vice President, TISI (2003–present) & TIM (2001–present); Vice President & Counsel, Salomon Smith Barney (1997–1999)

Kim D. Day (DOB 8/2/55)	Senior Vice President, Treasurer & Chief Financial Officer	From 2002–present	Sr. Vice President, Treasurer & Chief Financial Officer, TA IDEX & TIS (2003–present); Sr. Vice President & Treasurer, TFAI & TFS (2002–present); Director & Vice President, ASFG (2004–present); Vice President, TIM (2001–present); TISI & TII (2003–present)

*  Each director serves an indefinite term until he or she is removed, reaches mandatory retirement age, resigns or becomes incapacitated.

**  The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of ATSF except for the Chief Compliance Officer receives any compensation from ATSF.

***  Elected and serves at the pleasure of the Board of Directors of AEGON/Transamerica Series Fund, Inc.

Additional information about the fund directors can be found in the Statement of Additional Information, available without charge upon request by calling 1-800-851-0777.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the AEGON/Transamerica Series Funds' proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission website (http://www.sec.gov).

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX was made on or before August 31, 2004, for the 12 month-period ending June 30, 2004. Once filed, the Form will be available without charge: (1) from the Funds, upon request by calling 1-800-851-9777; and (2) on the SEC's website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q which is available on the Commission's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

P.O. Box 5068
Clearwater, FL 33758-5068

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)                                    (1) Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that John W. Waechter is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Mr. Waechter is an “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Mr. Waechter as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon him any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon him as a member of the Registrant’s audit committee or Board of Directors in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the registrant’s audit committee or Board of Directors.

Item 4: Principal Accountant Fees and Services.

(in thousands)

		Fiscal Year Ended 12/31
		2003	2004

(a)	Audit Fees	360	356
(b)	Audit-related Fees	43	59
(c)	Tax Fees	65	104
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy * (see below)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is Compatible with maintaining the auditor’s Independence.

		Yes	Yes

* (e) (1)                               The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants. Not applicable.

Item 6: Schedule of Investments.

The Schedules of Investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

2

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9: Submission of Matters to a Vote of Security Holders

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors:  currently the registrant does not have a policy with regard to the consideration of director candidates recommended by shareholders as it does not currently contemplate adding Board members or otherwise changing the Board’s composition.

Item 10: Controls and Procedures.

(a)          Based on their evaluation of registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of December 31, 2004, registrant’s principal executive officer and principal financial officer found registrant’s disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         Effective September 14, 2004, Transamerica Fund Services, Inc., the registrant’s administrator, entered into an agreement with Investors Bank & Trust Company (“IBT”) for IBT to provide certain administrative services on behalf of the registrant, which may be deemed to be a change that has materially affected, or is likely to materially affect, registrant’s internal control over financial reporting.

Item 11: Exhibits.

(a)          (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AEGON/Transamerica Series Fund, Inc.
(Registrant)

By:	/s/ Brian C. Scott
President and Chief Executive Officer
Date:	March 9, 2005

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian C. Scott
President and Chief Executive Officer
Date:	March 9, 2005

By:	/s/ Kim D. Day
Senior Vice President, Treasurer and Chief Financial Officer
Date:	March 9, 2005

4

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

11(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
11(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
11(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
11(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

5